                                         RESIDENTIAL ACCREDIT LOANS, INC.,

                                                     Company,

                                         RESIDENTIAL FUNDING COMPANY, LLC,

                                                 Master Servicer,

                                                        and

                                       DEUTSCHE BANK TRUST COMPANY AMERICAS,

                                  Trustee and Supplemental Interest Trust Trustee

                                                SERIES SUPPLEMENT,

                                             Dated as of July 1, 2007,

                                                        TO

                                                 STANDARD TERMS OF
                                          POOLING AND SERVICING AGREEMENT
                                             dated as of July 1, 2007

                                  Mortgage Asset-Backed Pass-Through Certificates

                                                  SERIES 2007-QH7

                                                                                                             PAGE
ARTICLE I DEFINITIONS 2

         SECTION 1.01.         DEFINITIONS.......................................................................2

         SECTION 1.02.         DETERMINATION OF LIBOR............................................................2

         SECTION 1.03.         USE OF WORDS AND PHRASES..........................................................2

ARTICLE II CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES.......................................2

         SECTION 2.01.         CONVEYANCE OF MORTGAGE LOANS......................................................2

         SECTION 2.02.         ACCEPTANCE BY TRUSTEE.............................................................2

         SECTION 2.03.         REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE MASTER SERVICER AND THE
                               COMPANY...........................................................................2

         SECTION 2.04.         REPRESENTATIONS AND WARRANTIES OF RESIDENTIAL FUNDING.............................2

         SECTION 2.05.         EXECUTION AND AUTHENTICATION OF CERTIFICATES/ISSUANCE OF CERTIFICATES
                               EVIDENCING INTERESTS IN REMICS....................................................2

         SECTION 2.06.         CONVEYANCE OF UNCERTIFICATED REMIC REGULAR INTERESTS; ACCEPTANCE BY THE
                               TRUSTEE...........................................................................2

         SECTION 2.07.         ISSUANCE OF CERTIFICATES EVIDENCING INTEREST IN REMIC IV AND REMIC V..............2

         SECTION 2.08.         PURPOSES AND POWERS OF THE TRUST..................................................2

         SECTION 2.09.         AGREEMENT REGARDING ABILITY TO DISCLOSE...........................................2

ARTICLE III ADMINISTRATION AND SERVICING OF MORTGAGE LOANS.......................................................2

         SECTION 3.01.         MASTER SERVICER TO ACT AS SERVICER................................................2

         SECTION 3.02.         SUBSERVICING AGREEMENTS BETWEEN MASTER SERVICER AND SUBSERVICERS;
                               ENFORCEMENT OF SUBSERVICERS' AND SELLERS' OBLIGATIONS.............................2

         SECTION 3.03.         SUCCESSOR SUBSERVICERS............................................................2

         SECTION 3.04.         LIABILITY OF THE MASTER SERVICER..................................................2

         SECTION 3.05.         NO CONTRACTUAL RELATIONSHIP BETWEEN SUBSERVICER AND TRUSTEE OR
                               CERTIFICATEHOLDERS................................................................2

         SECTION 3.06.         ASSUMPTION OR TERMINATION OF SUBSERVICING AGREEMENTS BY TRUSTEE...................2

         SECTION 3.07.         COLLECTION OF CERTAIN MORTGAGE LOAN PAYMENTS; DEPOSIT TO CUSTODIAL
                               ACCOUNT...........................................................................2

         SECTION 3.08.         SUBSERVICING ACCOUNTS; SERVICING ACCOUNTS.........................................2

         SECTION 3.09.         ACCESS TO CERTAIN DOCUMENTATION AND  INFORMATION REGARDING THE MORTGAGE
                               LOANS.............................................................................2

         SECTION 3.10.         PERMITTED WITHDRAWALS FROM THE CUSTODIAL ACCOUNT..................................2

         SECTION 3.11.         MAINTENANCE OF THE PRIMARY INSURANCE POLICIES; COLLECTIONS THEREUNDER.............2

         SECTION 3.12.         MAINTENANCE OF FIRE INSURANCE AND OMISSIONS AND FIDELITY COVERAGE.................2

         SECTION 3.13.         ENFORCEMENT OF DUE-ON-SALE CLAUSES; ASSUMPTION AND MODIFICATION
                               AGREEMENTS; CERTAIN ASSIGNMENTS...................................................2

         SECTION 3.14.         REALIZATION UPON DEFAULTED MORTGAGE LOANS.........................................2

         SECTION 3.15.         TRUSTEE TO COOPERATE; RELEASE OF CUSTODIAL FILES..................................2

         SECTION 3.16.         SERVICING AND OTHER COMPENSATION; COMPENSATING INTEREST...........................2

         SECTION 3.17.         REPORTS TO THE TRUSTEE AND THE COMPANY............................................2

         SECTION 3.18.         ANNUAL STATEMENT AS TO COMPLIANCE.................................................2

         SECTION 3.19.         ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT...........................2

         SECTION 3.20.         RIGHTS OF THE COMPANY IN RESPECT OF THE MASTER SERVICER...........................2

         SECTION 3.21.         ADMINISTRATION OF BUYDOWN FUNDS...................................................2

         SECTION 3.22.         ADVANCE FACILITY..................................................................2

ARTICLE IV PAYMENTS TO CERTIFICATEHOLDERS........................................................................2

         SECTION 4.01.         CERTIFICATE ACCOUNT...............................................................2

         SECTION 4.02.         DISTRIBUTIONS.....................................................................2

         SECTION 4.03.         STATEMENTS TO CERTIFICATEHOLDERS; STATEMENTS TO THE RATING AGENCIES;
                               EXCHANGE ACT REPORTING............................................................2

         SECTION 4.04.         DISTRIBUTION OF REPORTS TO THE TRUSTEE AND THE COMPANY; ADVANCES BY THE
                               MASTER SERVICER...................................................................2

         SECTION 4.05.         ALLOCATION OF REALIZED LOSSES.....................................................2

         SECTION 4.06.         REPORTS OF FORECLOSURES AND ABANDONMENT OF MORTGAGED PROPERTY.....................2

         SECTION 4.07.         OPTIONAL PURCHASE OF DEFAULTED MORTGAGE LOANS.....................................2

         SECTION 4.08.         SURETY BOND.......................................................................2

         SECTION 4.09.         THE SWAP AGREEMENT................................................................2

         SECTION 4.10.         CORRIDOR AGREEMENT................................................................2

         SECTION 4.11.         COLLATERAL ACCOUNTS...............................................................2

ARTICLE V THE CERTIFICATES.......................................................................................2

         SECTION 5.01.         THE CERTIFICATES..................................................................2

         SECTION 5.02.         REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.............................2

         SECTION 5.03.         MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.................................2

         SECTION 5.04.         PERSONS DEEMED OWNERS.............................................................2

         SECTION 5.05.         APPOINTMENT OF PAYING AGENT.......................................................2

         SECTION 5.06.         U.S.A. PATRIOT ACT COMPLIANCE.....................................................2

ARTICLE VI THE COMPANY AND THE MASTER SERVICER...................................................................2

ARTICLE VII DEFAULT   2

ARTICLE VIII CONCERNING THE TRUSTEE AND SUPPLEMENTAL INTEREST TRUST TRUSTEE......................................2

         SECTION 8.01.         DUTIES OF THE TRUSTEE AND SUPPLEMENTAL INTEREST TRUST TRUSTEE.....................2

         SECTION 8.02.         CERTAIN MATTERS AFFECTING THE TRUSTEE AND SUPPLEMENTAL INTEREST TRUST
                               TRUSTEE...........................................................................2

         SECTION 8.03.         TRUSTEE AND SUPPLEMENTAL INTEREST TRUST TRUSTEE NOT LIABLE FOR
                               CERTIFICATES OR MORTGAGE LOANS....................................................2

         SECTION 8.04.         TRUSTEE AND SUPPLEMENTAL INTEREST TRUST TRUSTEE MAY OWN CERTIFICATES..............2

         SECTION 8.05.         MASTER SERVICER TO PAY TRUSTEE'S AND SUPPLEMENTAL INTEREST TRUST
                               TRUSTEE'S FEES AND EXPENSES; INDEMNIFICATION......................................2

         SECTION 8.06.         ELIGIBILITY REQUIREMENTS FOR TRUSTEE..............................................2

         SECTION 8.07.         RESIGNATION AND REMOVAL OF THE TRUSTEE AND SUPPLEMENTAL INTEREST TRUST
                               TRUSTEE...........................................................................2

         SECTION 8.08.         SUCCESSOR TRUSTEE AND SUCCESSOR SUPPLEMENTAL INTEREST TRUST TRUSTEE...............2

         SECTION 8.09.         MERGER OR CONSOLIDATION OF TRUSTEE................................................2

         SECTION 8.10.         APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.....................................2

         SECTION 8.11.         APPOINTMENT OF CUSTODIANS.........................................................2

         SECTION 8.12.         APPOINTMENT OF OFFICE OR AGENCY...................................................2

         SECTION 8.13.         SWAP AGREEMENT, SB-AM SWAP AGREEMENT AND CORRIDOR AGREEMENT.......................2

ARTICLE IX TERMINATION...........................................................................................2

         SECTION 9.01.         OPTIONAL PURCHASE BY THE MASTER SERVICER OF ALL CERTIFICATES; TERMINATION
                               UPON PURCHASE BY THE MASTER SERVICER OR LIQUIDATION OF ALL MORTGAGE LOANS.........2

         SECTION 9.02.         ADDITIONAL TERMINATION REQUIREMENTS...............................................2

         SECTION 9.03.         TERMINATION OF MULTIPLE REMICS....................................................2

ARTICLE X REMIC PROVISIONS.......................................................................................2

         SECTION 10.01.        REMIC ADMINISTRATION..............................................................2

         SECTION 10.02.        MASTER SERVICER; REMIC ADMINISTRATOR AND TRUSTEE INDEMNIFICATION..................2

         SECTION 10.03.        DESIGNATION OF REMICS.............................................................2

         SECTION 10.04.        DISTRIBUTIONS ON THE UNCERTIFICATED REMIC REGULAR INTERESTS.......................2

         SECTION 10.05.        COMPLIANCE WITH WITHHOLDING REQUIREMENTS..........................................2

         SECTION 10.06.        SUPPLEMENTAL INTEREST TRUST PROVISIONS............................................2

ARTICLE XI MISCELLANEOUS PROVISIONS..............................................................................2

         SECTION 11.01.        AMENDMENT.........................................................................2

         SECTION 11.02.        RECORDATION OF AGREEMENT; COUNTERPARTS............................................2

         SECTION 11.03.        LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS........................................2

         SECTION 11.04.        GOVERNING LAW.....................................................................2

         SECTION 11.05.        NOTICES...........................................................................2

         SECTION 11.06.        REQUIRED NOTICES TO RATING AGENCY AND SUBSERVICER.................................2

         SECTION 11.07.        SEVERABILITY OF PROVISIONS........................................................2

         SECTION 11.08.        SUPPLEMENTAL PROVISIONS FOR RESECURITIZATION......................................2

         SECTION 11.09.        ALLOCATION OF VOTING RIGHTS.......................................................2

         SECTION 11.10.        NO PETITION.......................................................................2

ARTICLE XII COMPLIANCE WITH REGULATION AB........................................................................2

                                                     EXHIBITS

         Exhibit One-A              Group 1 Loan Schedule

         Exhibit One-B              Group 2 Loan Schedule

         Exhibit Two:               Information to be Included in Monthly Distribution Date
                                    Statement

         Exhibit Three:             Standard Terms of Pooling and Servicing Agreement, dated as of
                                    July 1, 2007

         Exhibit Four:              Swap Agreement

         Exhibit Five:              SB-AM Swap Agreement

         Exhibit Six:               Form of Certificate to be Given by Certificate Owner

         Exhibit Seven:             Form of Certificate to be Given by Euroclear or Cedel

         Exhibit Eight:             Form of Certificate to be Given by Transferee of Beneficial
                                    Interest in a Regulation S Book-Entry Certificate

         Exhibit Nine:              Form of Transfer Certificate for Exchange or Transfer from 144A
                                    Book-Entry Certificate to Regulation S Book-Entry Certificate

         Exhibit Ten:               Form of Initial Purchaser Exchange Instructions

         Exhibit Eleven-A:          Form of Rule 144A Global Class SB Certificate

         Exhibit Eleven-B:          Form of Permanent Regulation S Global Class SB Certificate

         Exhibit Eleven-C:          Form of Temporary Regulation S Global Class SB Certificate

         Exhibit Twelve:            Form of Regulation S Transferee Certificate

         Exhibit Thirteen:          Corridor Agreement

         This is a Series  Supplement,  dated as of July 1, 2007 (the "Series  Supplement"),  to the Standard Terms
of Pooling and  Servicing  Agreement,  dated as of July 1, 2007 and attached as Exhibit Four hereto (the  "Standard
Terms" and,  together with this Series  Supplement,  the "Pooling and Servicing  Agreement" or "Agreement"),  among
RESIDENTIAL  ACCREDIT  LOANS,  INC.,  as the company  (together  with its  permitted  successors  and assigns,  the
"Company"),  RESIDENTIAL  FUNDING  COMPANY,  LLC as master  servicer  (together  with its permitted  successors and assigns,  the "Master  Servicer"),  and DEUTSCHE BANK TRUST COMPANY AMERICAS,  in its capacity as trustee (together with its permitted  successors  and assigns,  the  "Trustee")  and in its capacity as  supplemental  interest trust trustee (together with its permitted successors and assigns, the "Supplemental Interest Trust Trustee").

                                              PRELIMINARY STATEMENT:

         The  Company  intends  to  sell  mortgage  asset-backed  pass-through  certificates   (collectively,   the
"Certificates"),  to be issued  hereunder in multiple  classes,  which in the  aggregate  will  evidence the entire beneficial ownership interest in the Mortgage Loans.

         The terms and provisions of the Standard Terms are hereby  incorporated by reference  herein as though set forth in full herein.  If any term or provision  contained  herein shall conflict with or be inconsistent  with any provision  contained in the Standard Terms, the terms and provisions of this Series  Supplement  shall govern.  All capitalized  terms not  otherwise  defined  herein shall have the meanings  set forth in the  Standard  Terms.  The
Pooling and Servicing Agreement shall be dated as of the date of this Series Supplement.

                                                      REMIC I

         As provided herein,  the REMIC  Administrator will make an election to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related  assets  (exclusive of the  Supplemental  Interest Trust
Account,  the Swap Agreement,  the SB-AM Swap Agreement and the Corridor  Agreement) subject to this Agreement as a real estate mortgage  investment  conduit (a "REMIC") for federal income tax purposes,  and such segregated pool of assets will be  designated  as "REMIC I." The Class R-I  Certificates  will  represent  the sole Class of "residual interests" in REMIC I for purposes of the REMIC  Provisions  (as defined  herein) under federal income tax law. The
Class R-I  Certificates  will not bear  interest or have a  Certificate  Principal  Balance.  The  following  table irrevocably  sets forth the  designation,  remittance  rate (the  "Uncertificated  REMIC I Pass-Through  Rate") and initial  Uncertificated  Principal  Balance for each of the  "regular  interests"  in REMIC I (the "REMIC I Regular
Interests").  The  "latest  possible  maturity  date"  (determined  solely  for  purposes  of  satisfying  Treasury regulation  Section  1.860G-1(a)(4)(iii))  for each REMIC I Regular  Interest shall be the Maturity  Date.  None of the REMIC I Regular Interests will be certificated.

                        UNCERTIFICATED REMIC I        INITIAL UNCERTIFICATED REMIC I
    DESIGNATION            PASS-THROUGH RATE                PRINCIPAL BALANCE
        I-1-A                Variable(1)                     $ 5,119,974.00
        I-2-A                Variable(1)                     $ 5,205,604.50
        I-3-A                Variable(1)                     $ 4,944,402.90
        I-4-A                Variable(1)                     $ 3,596,892.30
        I-5-A                Variable(1)                     $ 3,231,520.20
        I-6-A                Variable(1)                     $ 2,928,858.30
        I-7-A                Variable(1)                     $ 2,790,602.10
        I-8-A                Variable(1)                     $ 2,551,612.50
        I-9-A                Variable(1)                     $ 2,361,339.00
       I-10-A                Variable(1)                     $ 2,184,170.40
       I-11-A                Variable(1)                     $ 2,308,131.90
       I-12-A                Variable(1)                     $ 2,560,941.90
       I-13-A                Variable(1)                     $ 2,614,762.80
       I-14-A                Variable(1)                     $ 2,813,668.20
       I-15-A                Variable(1)                     $ 2,814,775.20
       I-16-A                Variable(1)                     $ 2,750,963.40
       I-17-A                Variable(1)                     $ 2,567,623.50
       I-18-A                Variable(1)                     $ 2,324,761.20
       I-19-A                Variable(1)                     $ 2,319,960.60
       I-20-A                Variable(1)                     $ 2,169,948.60
       I-21-A                Variable(1)                     $ 1,970,872.20
       I-22-A                Variable(1)                     $ 1,872,355.50
       I-23-A                Variable(1)                     $ 2,646,873.00
       I-24-A                Variable(1)                     $ 3,500,757.90
       I-25-A                Variable(1)                     $ 4,867,583.40
       I-26-A                Variable(1)                     $ 4,874,508.90
       I-27-A                Variable(1)                     $ 4,552,747.20
       I-28-A                Variable(1)                     $ 3,853,934.10
       I-29-A                Variable(1)                     $ 3,348,687.60
       I-30-A                Variable(1)                     $ 3,077,413.20
       I-31-A                Variable(1)                     $ 2,952,458.10
       I-32-A                Variable(1)                     $ 2,790,411.30
       I-33-A                Variable(1)                     $ 2,636,459.10
       I-34-A                Variable(1)                     $ 2,477,183.40
       I-35-A                Variable(1)                     $ 2,345,891.40
       I-36-A                Variable(1)                     $ 2,665,175.40
       I-37-A                Variable(1)                     $ 2,794,091.40
       I-38-A                Variable(1)                     $ 2,986,075.80
       I-39-A                Variable(1)                     $ 3,064,761.90
       I-40-A                Variable(1)                     $ 3,027,345.30
       I-41-A                Variable(1)                     $ 2,980,106.10
       I-42-A                Variable(1)                     $ 2,961,222.30
       I-43-A                Variable(1)                     $ 3,043,566.00
       I-44-A                Variable(1)                     $ 3,189,591.00
       I-45-A                Variable(1)                     $ 3,393,382.50
       I-46-A                Variable(1)                     $ 3,317,773.50
       I-47-A                Variable(1)                     $ 3,562,212.60
       I-48-A                Variable(1)                     $ 3,891,835.80
       I-49-A                Variable(1)                     $ 4,091,310.00
       I-50-A                Variable(1)                     $ 4,187,124.90
       I-51-A                Variable(1)                     $ 4,027,632.30
       I-52-A                Variable(1)                     $ 3,704,949.90
       I-53-A                Variable(1)                     $ 3,300,159.60
       I-54-A                Variable(1)                     $ 2,884,050.90
       I-55-A                Variable(1)                     $57,848,180.40
        I-1-B                Variable(1)                      $ 568,886.00
        I-2-B                Variable(1)                      $ 578,400.50
        I-3-B                Variable(1)                      $ 549,378.10
        I-4-B                Variable(1)                      $ 399,654.70
        I-5-B                Variable(1)                      $ 359,057.80
        I-6-B                Variable(1)                      $ 325,428.70
        I-7-B                Variable(1)                      $ 310,066.90
        I-8-B                Variable(1)                      $ 283,512.50
        I-9-B                Variable(1)                      $ 262,371.00
       I-10-B                Variable(1)                      $ 242,685.60
       I-11-B                Variable(1)                      $ 256,459.10
       I-12-B                Variable(1)                      $ 284,549.10
       I-13-B                Variable(1)                      $ 290,529.20
       I-14-B                Variable(1)                      $ 312,629.80
       I-15-B                Variable(1)                      $ 312,752.80
       I-16-B                Variable(1)                      $ 305,662.60
       I-17-B                Variable(1)                      $ 285,291.50
       I-18-B                Variable(1)                      $ 258,306.80
       I-19-B                Variable(1)                      $ 257,773.40
       I-20-B                Variable(1)                      $ 241,105.40
       I-21-B                Variable(1)                      $ 218,985.80
       I-22-B                Variable(1)                      $ 208,039.50
       I-23-B                Variable(1)                      $ 294,097.00
       I-24-B                Variable(1)                      $ 388,973.10
       I-25-B                Variable(1)                      $ 540,842.60
       I-26-B                Variable(1)                      $ 541,612.10
       I-27-B                Variable(1)                      $ 505,860.80
       I-28-B                Variable(1)                      $ 428,214.90
       I-29-B                Variable(1)                      $ 372,076.40
       I-30-B                Variable(1)                      $ 341,934.80
       I-31-B                Variable(1)                      $ 328,050.90
       I-32-B                Variable(1)                      $ 310,045.70
       I-33-B                Variable(1)                      $ 292,939.90
       I-34-B                Variable(1)                      $ 275,242.60
       I-35-B                Variable(1)                      $ 260,654.60
       I-36-B                Variable(1)                      $ 296,130.60
       I-37-B                Variable(1)                      $ 310,454.60
       I-38-B                Variable(1)                      $ 331,786.20
       I-39-B                Variable(1)                      $ 340,529.10
       I-40-B                Variable(1)                      $ 336,371.70
       I-41-B                Variable(1)                      $ 331,122.90
       I-42-B                Variable(1)                      $ 329,024.70
       I-43-B                Variable(1)                      $ 338,174.00
       I-44-B                Variable(1)                      $ 354,399.00
       I-45-B                Variable(1)                      $ 377,042.50
       I-46-B                Variable(1)                      $ 368,641.50
       I-47-B                Variable(1)                      $ 395,801.40
       I-48-B                Variable(1)                      $ 432,426.20
       I-49-B                Variable(1)                      $ 454,590.00
       I-50-B                Variable(1)                      $ 465,236.10
       I-51-B                Variable(1)                      $ 447,514.70
       I-52-B                Variable(1)                      $ 411,661.10
       I-53-B                Variable(1)                      $ 366,684.40
       I-54-B                Variable(1)                      $ 320,450.10
       I-55-B                Variable(1)                     $ 6,427,575.60
          I                  Variable(1)                     $350,968,727.87
         II                  Variable(1)                       $ 13,493.29
         A-I                 Variable(1)                       $ 13,493.29
_______________
(1)  Calculated as provided in the definition of Uncertificated REMIC I Pass-Through Rate.

                                                     REMIC II

         As provided herein,  the REMIC  Administrator will make an election to treat the segregated pool of assets consisting of the REMIC I  Regular  Interests as a REMIC for federal income tax purposes,  and such segregated pool of assets  will be  designated  as  "REMIC II."  The Class  R-II  Certificates  will  represent  the sole  Class of
"residual  interests"  in REMIC II for purposes of the REMIC  Provisions  under  federal  income tax law. The Class
R-II  Certificates  will  not  bear  interest  or  have  a  Certificate  Principal  Balance.  The  following  table irrevocably sets forth the  designation,  remittance rate (the  "Uncertificated  REMIC II  Pass-Through  Rate") and
initial  Uncertificated  Principal  Balance for each of the "regular  interests" in REMIC II (the "REMIC II Regular
Interests").  The  "latest  possible  maturity  date"  (determined  solely  for  purposes  of  satisfying  Treasury regulation  Section 1.860G-1(a)(4)(iii))  for each REMIC II  Regular  Interest shall be the Maturity Date.  None of the REMIC II Regular Interests will be certificated.

                            UNCERTIFICATED REMIC II    INITIAL UNCERTIFICATED REMIC II
      DESIGNATION              PASS-THROUGH RATE              PRINCIPAL BALANCE
           Y-1                    Variable(1)           $        108,031.39
           Y-2                    Variable(1)           $         67,459.44
           Z-1                    Variable(1)               $215,954,755.71
           Z-2                    Variable(1)               $134,865,467.92
          LT-IO                   Variable(1)                       (2)
____________
(1)      Calculated as provided in the definition of Uncertificated REMIC II Pass-Through Rate.
(2)      REMIC II  Regular  Interest  LT-IO  will not have an  Uncertificated  Principal  Balance  but will  accrue interest  on  its  uncertificated  notional  amount  calculated  in  accordance  with  the  definition  of
         "Uncertificated Notional Amount" herein.

                                                     REMIC III

         As provided herein,  the REMIC  Administrator will make an election to treat the segregated pool of assets consisting of the REMIC II Regular  Interests as a REMIC for federal income tax purposes,  and such segregated pool of assets will be  designated  as  "REMIC III."  The Class R-III  Certificates  will  represent  the sole  Class of
"residual  interests" in REMIC III  for purposes of the REMIC  Provisions  under federal  income tax law. The Class
R-III  Certificates  will  not  bear  interest  or  have a  Certificate  Principal  Balance.  The  following  table irrevocably sets forth the designation,  remittance rate (the  "Uncertificated  REMIC III  Pass-Through  Rate") and
initial  Uncertificated  Principal Balance for each of the "regular interests" in REMIC III (the "REMIC III Regular
Interests").  The  "latest  possible  maturity  date"  (determined  solely  for  purposes  of  satisfying  Treasury regulation  Section 1.860G-1(a)(4)(iii))  for each REMIC III  Regular  Interest shall be the Maturity Date. None of the REMIC III Regular Interests will be certificated.

                                                           INITIAL UNCERTIFICATED
                            UNCERTIFICATED REMIC III              REMIC III
      DESIGNATION              PASS-THROUGH RATE              PRINCIPAL BALANCE
           LT1                    Variable(1)               $215,919,691.07
           LT2                    Variable(1)          $            8,147.92
           LT3                       0.00%             $          13,458.36
           LT4                    Variable(1)          $          13,458.36
           LT5                    Variable(1)          $     134,843,539.08
           LT6                    Variable(1)          $           5,057.75
           LT7                       0.00%             $           8,435.55
           LT8                    Variable(1)          $           8,435.55
          LT-Y1                   Variable(1)          $         108,031.39
          LT-Y2                   Variable(1)          $          67,459.44
          LT-IO                   Variable(1)                       (2)
____________
(1)      Calculated as provided in the definition of Uncertificated REMIC III Pass-Through Rate.
(2)      REMIC III Regular Interest LT-IO will not have an  Uncertificated  Principal  Balance or an Uncertificated
         REMIC III Pass-Through  Rate, but will be entitled to 100% of the amounts  distributed on REMIC II Regular
         Interest LT-IO.

                                                     REMIC IV

         As provided herein,  the REMIC  Administrator will elect to treat the segregated pool of assets consisting of the REMIC III Regular  Interests as a REMIC for federal income tax purposes,  and such segregated pool of assets will be  designated  as  "REMIC IV".  The Class  R-IV  Certificates  will  represent  the sole  Class of  "residual interests"  in  REMIC IV  for  purposes  of the REMIC  Provisions  under  federal  income  tax law.  The Class R-IV
Certificates  will not bear interest or have a Certificate  Principal  Balance.  The  following  table  irrevocably sets forth the designation,  Pass-Through Rate, aggregate Initial Certificate Principal Balance,  certain features,
Maturity Date,  initial ratings and minimum  denominations  for each Class of  Certificates  that evidence "regular interests" in REMIC IV and REMIC IV Regular  Interests  SB-IO,  SB-PO and IO (the  "REMIC IV  Regular  Interests").
The   "latest   possible    maturity   date"   (determined    solely   for   purposes   of   satisfying    Treasury
Regulation Section 1.860G-1(a)(4)(iii))  for each REMIC IV  Regular  Interest shall be the Maturity Date.  REMIC IV
Regular Interests SB-IO, SB-PO and IO will not be certificated.

                                  AGGREGATE
                                   INITIAL
                PASS-THROUGH     CERTIFICATE                              MATURITY                        MINIMUM
 DESIGNATION        RATE      PRINCIPAL BALANCE        FEATURES             DATE        S&P/MOODY'S    DENOMINATIONS
                                                                                                        $100,000.00
Class 1-A-1     Adjustable      $120,952,000.00  Super                   August 25,       AAA/Aaa
                Rate                             Senior/Adjustable          2037
                (1)(2)(3)                        Rate
Class 1-A-2     Adjustable     $  50,397,000.00  Super Senior/Senior                      AAA/Aaa       $100,000.00
                Rate                             Support/Adjustable      August 25,
                (1)(2)(3)                        Rate                       2037
Class 1-A-3     Adjustable     $  30,237,000.00  Senior Support/                          AAA/Aaa       $100,000.00
                Rate                             Adjustable Rate         August 25,
                (1)(2)(3)                                                   2037
Class 2-A-1     Adjustable      $100,714,000.00  Super                                    AAA/Aaa       $100,000.00
                Rate                             Senior/Adjustable       August 25,
                (1)(2)(3)                        Rate                       2037
Class 2-A-2     Adjustable     $  25,179,000.00  Senior Support/                          AAA/Aaa       $100,000.00
                Rate                             Adjustable Rate         August 25,
                (1)(2)(3)                                                   2037
Class M-1       Adjustable    $    6,317,000.00  Mezzanine/Adjustable                     AA+/Aa1       $250,000.00
                Rate                             Rate                    August 25,
                (1)(2)(3)                                                   2037
Class M-2       Adjustable    $    2,984,000.00  Mezzanine/Adjustable                      AA/Aa1       $250,000.00
                Rate                             Rate                    August 25,
                (1)(2)(3)                                                   2037
Class M-3       Adjustable    $    1,755,000.00  Mezzanine/Adjustable                     AA-/Aa2       $250,000.00
                Rate                             Rate                    August 25,
                (1)(2)(3)                                                   2037
Class M-4       Adjustable    $    1,755,000.00  Mezzanine/Adjustable                      A+/Aa3       $250,000.00
                Rate                             Rate                    August 25,
                (1)(2)(3)                                                   2037
Class M-5       Adjustable    $    1,404,000.00  Mezzanine/Adjustable                       A/A1        $250,000.00
                Rate                             Rate                    August 25,
                (1)(2)(3)                                                   2037
Class M-6       Adjustable    $    1,404,000.00  Mezzanine/Adjustable                      A-/A2        $250,000.00
                Rate                             Rate                    August 25,
                (1)(2)(3)                                                   2037
Class M-7       Adjustable    $    1,228,000.00  Mezzanine/Adjustable                     BBB+/A3       $250,000.00
                Rate                             Rate                    August 25,
                (1)(2)(3)                                                   2037
Class M-8       Adjustable    $    1,229,000.00  Mezzanine/Adjustable                     BBB/Baa1      $250,000.00
                Rate                             Rate                    August 25,
                (1)(2)(3)                                                   2037
Class M-9       Adjustable    $    1,403,000.00  Mezzanine/Adjustable                    BBB-/Baa2      $250,000.00
                Rate                             Rate                    August 25,
                (1)(2)(3)                                                   2037
SB-PO               (4)       $    4,037,714.46  Subordinate/Principal                      N/R             N/A
                                                 Only                    August 25,
                                                                            2037
SB-IO               (5)                  N/A     Subordinate/Interest                       N/R             N/A
                                                 Only                    August 25,
                                                                            2037
IO                  (6)                   (7)    Interest Only                              N/R             N/A

(1)      This Class of Certificates  represents  ownership of a REMIC IV Regular Interest together with (i) certain rights to payments to be made from amounts  received  under the Swap  Agreement  and the Corridor  Agreement  which will be  deemed  made  for  federal  income  tax  purposes  outside  of  REMIC IV by the  holders  of the  Class SB
Certificates  as the owners of the Swap  Agreement  and the Corridor  Agreement  and (ii) an  obligation to pay the
Class  IO  Distribution  Amount  (as  defined  in  Section  4.09(e)).  Any  amount  distributed  on this  Class  of
Certificates  on any  Distribution  Date in excess of the  amount  distributable  on the  related  REMIC IV Regular
Interest on such  Distribution  Date shall be treated for federal  income tax purposes as having been paid from the
Supplemental  Interest  Trust  Account  and any amount  distributable  on such REMIC IV  Regular  Interest  on such
Distribution  Date in excess of the amount  distributable on such Class of Certificates on such  Distribution  Date shall be treated as having been paid to the  Supplemental  Interest Trust  Account,  all pursuant to and as further provided in Section 4.09 hereof.

(2)      The Class A Certificates  and Class M Certificates  will accrue  interest at a per annum rate equal to the lesser of (i) a per annum rate equal to LIBOR  plus the  applicable  Margin  and  (ii) the  applicable  Net WAC Cap
Rate.  Notwithstanding the foregoing,  for federal income tax purposes,  the REMIC IV Regular Interests,  ownership of which is represented by the Class A Certificates  and Class M Certificates,  will accrue interest at a per annum rate equal to the lesser of (i) LIBOR plus the applicable Margin and (ii) the applicable REMIC III Net WAC Rate.

(3)      The Class A  Certificates  and Class M  Certificates  will also entitle their  holders to receive  certain payments  from the  holders of the  Class SB  Certificates  from  amounts to which the REMIC V  Regular  Interests, ownership of which is represented by the Class SB  Certificates,  are entitled and from amounts  received under the
Swap  Agreement  and the Corridor  Agreement  which will not be a part of their  ownership of the REMIC IV  Regular
Interests.

(4)      REMIC IV  Regular  Interest  SB-PO  shall  have no  entitlement  to  interest,  and shall be  entitled  to distributions  of  principal  subject to the terms and  conditions  hereof,  in an  aggregate  amount  equal to the initial Overcollateralization Amount pursuant to the terms and conditions hereof.

(5)      REMIC IV  Regular  Interest  SB-IO  shall have no  entitlement  to  principal,  and shall be  entitled  to distributions  of  interest  subject  to the terms and  conditions  hereof,  in an  aggregate  amount  equal to the aggregate  interest  distributable  with respect to the Class SB Certificates  pursuant to the terms and conditions hereof.

(6)      For federal  income tax  purposes,  REMIC IV Regular  Interest IO will not have a Pass Through  Rate,  but will be entitled to 100% of the amounts distributed on REMIC III Regular Interest LT-IO.

(7)      For federal income tax purposes,  REMIC IV Regular Interest IO will not have an  Uncertificated  Principal
Balance,  but will have a  notional  amount  equal to the  Uncertificated  Notional  Amount  of REMIC  III  Regular
Interest LT-IO.

                                                      REMIC V

                  As provided herein,  the REMIC  Administrator  will make an election to treat the segregated pool of  assets  consisting  of REMIC IV  Regular  Interests  SB-IO,  SB-PO  and IO as a REMIC for  federal  income  tax purposes,  and such  segregated  pool of assets  will be  designated  as REMIC V. The Class R-X  Certificates  will represent the sole Class of  "residual  interests"  in REMIC V for purposes of the REMIC  Provisions  under federal income tax law. The Class R-X  Certificates  will not bear interest or have a Certificate  Principal  Balance.  The following  table  irrevocably  sets  forth  the  designation,  Pass-Through  Rate,  aggregate  Initial  Certificate
Principal  Balance,  certain  features and Maturity  Date for the Class SB  Certificates  which  represent  the two
"regular  interests" in REMIC V designated  REMIC V Regular Interest SB and REMIC V Regular Interest IO (the "REMIC
V Regular  Interests").  The  "latest  possible  maturity  date"  (determined  solely for  purposes  of  satisfying
Treasury Regulation Section 1.860G-1(a)(4)(iii)) for the REMIC V Regular Interests shall be the Maturity Date.

                                AGGREGATE
                                 INITIAL
                 PASS-THROUGH CERTIFICATE                               MATURITY           S&P/          MINIMUM
  DESIGNATION      RATE     PRINCIPAL BALANCE        FEATURES              DATE           MOODY'S/     DENOMINATIONS

Class SB         Variable(1) $4,037,714.46     Subordinate/Adjustable August 25, 2037        NA              N/A
                                                       Rate
____________
(1)      The Class SB  Certificates  will accrue  interest as described in the  definition  of Accrued  Certificate
         Interest.

         REMIC V  Regular  Interest  IO  will  be held as an  asset  of the  Supplemental  Interest  Trust  Account established  by the  Trustee and will be treated  for  federal  income tax  purposes as owned by the holders of the
Class SB Certificates.

         REMIC V  Regular  Interest  SB will not have a  Pass-Through  Rate,  but will be  entitled  to 100% of all amounts  distributed  or  deemed  distributed  on REMIC IV  Regular  Interests  SB-IO  and  SB-PO.  REMIC V Regular
Interest IO will not have a Pass-Through  Rate,  but will be entitled to 100% of all amounts  distributed or deemed distributed  on REMIC IV Regular  Interest IO. The rights of the holders of the Class SB  Certificates  to payments under the Swap  Agreement,  SB-AM Swap Agreement and the Corridor  Agreement  shall be outside and apart from their rights with respect to the REMIC V Regular Interests.

         The Mortgage Loans have an aggregate Cut-off Date Principal Balance equal to  $350,995,714.46.

         The Mortgage Loans are payment-option,  hybrid  adjustable-rate  first lien mortgage loans with a negative amortization feature having terms to maturity at origination or modification of generally not more than 30 years.

         In consideration  of the mutual  agreements  herein  contained,  the Company,  the Master Servicer and the
Trustee agree as follows:

ARTICLE I

                                                    DEFINITIONS

SECTION 1.01.     DEFINITIONS.

         Whenever used in this Agreement,  the following words and phrases,  unless the context otherwise requires, shall have the meanings specified in this Article.

         Accrued  Certificate  Interest:  With  respect  to  each  Distribution  Date  and  each  Class of  Class A
Certificates and Class M  Certificates,  interest accrued during the related Interest Accrual Period at the related
Pass-Through Rate on the Certificate  Principal Balance thereof  immediately prior to such Distribution Date at the
Pass-Through Rate for that Distribution Date.

         The  amount  of  Accrued  Certificate  Interest  on  each  Class of  Class  A  Certificates  and  Class  M
Certificates  shall be reduced by the amount of Prepayment  Interest  Shortfalls  on the Mortgage  Loans during the prior calendar month to the extent not covered by Compensating  Interest  pursuant to  Section 3.16,  by Relief Act
Shortfalls  on the Mortgage  Loans  during the related Due Period and by any Net Deferred  Interest on the Mortgage
Loans allocable to such Class of Certificates for that  Distribution  Date. The portion of any Prepayment  Interest
Shortfalls or Relief Act  Shortfalls  allocated to the Class A  Certificates  will be based upon the related Senior
Percentage of all such  reductions with respect to the related  Mortgage  Loans.  Such reductions will be allocated among the related Class A  Certificates,  pro rata, on the basis of Accrued  Certificate  Interest  payable on such
Distribution  Date absent such  reductions,  with the remainder of such  reductions  allocated among the Holders of all  Classes of Class M  Certificates,  pro rata,  on the basis of  Accrued  Certificate  Interest  payable on such
Distribution Date absent such reductions.

         Accrued  Certificate  Interest,  with respect to any Class of Class A Certificates or Class M Certificates
for any  Distribution  Date,  shall further be reduced by the interest  portion of Realized Losses allocated to any
Class of Class M Certificates pursuant to Section 4.05.

         Accrued  Certificate  Interest with respect to the Class A  Certificates  and Class M  Certificates  shall accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

         With  respect  to each  Distribution  Date and the  Class SB  Certificates,  interest  accrued  during the related  Interest  Accrual  Period at the related  Pass-Through  Rate on the  Notional  Amount as  specified in the definition of Pass-Through Rate,  immediately prior to such Distribution  Date, reduced by any interest  shortfalls with  respect to the  Mortgage  Loans,  including  Prepayment  Interest  Shortfalls  to the  extent not  covered by
Compensating  Interest pursuant to Section 3.16 or by Excess Cash Flow pursuant to  Section 4.02(c)(iii)  and (iv).
Accrued  Certificate  Interest on the  Class SB  Certificates  shall  accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

         Adjustment  Date:  With respect to each Mortgage  Loan,  each date set forth in the related  Mortgage Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

         Adjusted  Net WAC Cap Rate:  The Group 1 Adjusted  Net WAC Cap Rate,  Group 2 Adjusted Net WAC Cap Rate or
Subordinate Adjusted Net WAC Cap Rate, as applicable.

         Adjusted  Strip Rate:  With respect to any  Distribution  Date,  a per annum rate equal to the excess,  if any, of the  Uncertificated  REMIC I Pass-Through  Rate for REMIC I Regular  Interest A-I over the weighted average of (v) with respect to REMIC I Regular  Interests  ending with the  designation  "B," the  weighted  average of the
Uncertificated  REMIC I Pass  Through  Rates  for such  REMIC I  Regular  Interests,  weighted  on the basis of the
Uncertificated  Principal  Balance of such REMIC I Regular  Interests  for each such  Distribution  Date,  (w) with respect to REMIC I Regular  Interest A-I, the  Uncertificated  REMIC I  Pass-Through  Rate for such REMIC I Regular
Interest,  (x) with respect to REMIC I Regular Interest I, the  Uncertificated  REMIC I Pass-Through  Rate for such
REMIC  I  Regular  Interest,  (y)  with  respect  to  REMIC I  Regular  Interest  II,  the  Uncertificated  REMIC I
Pass-Through Rate for such REMIC I Regular Interest,  and (z) with respect to REMIC I Regular Interests ending with the designation  "A," for each  Distribution  Date listed below, the weighted average of the rates listed below for each such REMIC I Regular Interest listed below,  weighted on the basis of the Uncertificated  Principal Balance of each such REMIC I Regular Interest for each such Distribution Date:

DISTRIBUTION DATE     REMIC I REGULAR INTEREST                                   RATE
        1          I-1-A through I-55-A             10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
        2          I-1-A through I-55-A             10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
        3          I-1-A through I-55-A             10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
        4          I-1-A through I-55-A             10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
        5          I-1-A through I-55-A             10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
        6          I-1-A through I-55-A             10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
        7          I-1-A through I-55-A             10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
        8          I-1-A through I-55-A             10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
        9          I-1-A through I-55-A             10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
       10          I-1-A through I-55A              10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
       11          I-1-A through I-55-A             10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
       12          I-1-A through I-55-A             10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
       13          I-2-A through I-55-A             10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A                            Uncertificated REMIC I Pass-Through Rate
       14          I-3-A through I-55-A             10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A and I-2-A                  Uncertificated REMIC I Pass-Through Rate
       15          I-4-A through I-55-A             10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-3-A              Uncertificated REMIC I Pass-Through Rate
       16          I-5-A through I-55-A             10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-4-A              Uncertificated REMIC I Pass-Through Rate
       17          I-6-A through I-55-A             10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-5-A              Uncertificated REMIC I Pass-Through Rate
       18          I-7-A through I-55-A             10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-6-A              Uncertificated REMIC I Pass-Through Rate
       19          I-8-A through I-55-A             10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-7-A              Uncertificated REMIC I Pass-Through Rate
       20          I-9-A through I-55-A             10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-8-A              Uncertificated REMIC I Pass-Through Rate
       21          I-10-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-9-A              Uncertificated REMIC I Pass-Through Rate
       22          I-11-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-10-A             Uncertificated REMIC I Pass-Through Rate
       23          I-12-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-11-A             Uncertificated REMIC I Pass-Through Rate
       24          I-13-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-12-A             Uncertificated REMIC I Pass-Through Rate
       25          I-14-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-13-A             Uncertificated REMIC I Pass-Through Rate
       26          I-15-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-14-A             Uncertificated REMIC I Pass-Through Rate
       27          I-16-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-15-A             Uncertificated REMIC I Pass-Through Rate
       28          I-17-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-16-A             Uncertificated REMIC I Pass-Through Rate
       29          I-18-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-17-A             Uncertificated REMIC I Pass-Through Rate
       30          I-19-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-18-A             Uncertificated REMIC I Pass-Through Rate
       31          I-20-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-19-A             Uncertificated REMIC I Pass-Through Rate
       32          I-21-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-20-A             Uncertificated REMIC I Pass-Through Rate
       33          I-22-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-21-A             Uncertificated REMIC I Pass-Through Rate
       34          I-23-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-22-A             Uncertificated REMIC I Pass-Through Rate
       35          I-24-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-23-A             Uncertificated REMIC I Pass-Through Rate
       36          I-25-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-24-A             Uncertificated REMIC I Pass-Through Rate
       37          I-26-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-25-A             Uncertificated REMIC I Pass-Through Rate
       38          I-27-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-26-A             Uncertificated REMIC I Pass-Through Rate
       39          I-28-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-27-A             Uncertificated REMIC I Pass-Through Rate
       40          I-29-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-28-A             Uncertificated REMIC I Pass-Through Rate
       41          I-30-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-29-A             Uncertificated REMIC I Pass-Through Rate
       42          I-31-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-30-A             Uncertificated REMIC I Pass-Through Rate
       43          I-32-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-31-A             Uncertificated REMIC I Pass-Through Rate
       44          I-33-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-32-A             Uncertificated REMIC I Pass-Through Rate
       45          I-34-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-33-A             Uncertificated REMIC I Pass-Through Rate
       46          I-35-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-34-A             Uncertificated REMIC I Pass-Through Rate
       47          I-36-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-35-A             Uncertificated REMIC I Pass-Through Rate
       48          I-37-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-36-A             Uncertificated REMIC I Pass-Through Rate
       49          I-38-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-37-A             Uncertificated REMIC I Pass-Through Rate
       50          I-39-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-38-A             Uncertificated REMIC I Pass-Through Rate
       51          I-40-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-39-A             Uncertificated REMIC I Pass-Through Rate
       52          I-41-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-40-A             Uncertificated REMIC I Pass-Through Rate
       53          I-42-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-41-A             Uncertificated REMIC I Pass-Through Rate
       54          I-43-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-42-A             Uncertificated REMIC I Pass-Through Rate
       55          I-44-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-43-A             Uncertificated REMIC I Pass-Through Rate
       56          I-45-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-44-A             Uncertificated REMIC I Pass-Through Rate
       57          I-46-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-45-A             Uncertificated REMIC I Pass-Through Rate
       58          I-47-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-46-A             Uncertificated REMIC I Pass-Through Rate
       59          I-48-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-47-A             Uncertificated REMIC I Pass-Through Rate
       60          I-49-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-48-A             Uncertificated REMIC I Pass-Through Rate
       61          I-50-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-49-A             Uncertificated REMIC I Pass-Through Rate
       62          I-51-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-50-A             Uncertificated REMIC I Pass-Through Rate
       63          I-52-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-51-A             Uncertificated REMIC I Pass-Through Rate
       64          I-53-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-52-A             Uncertificated REMIC I Pass-Through Rate
       65          I-54-A through I-55-A            10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-53-A             Uncertificated REMIC I Pass-Through Rate
       66          I-55-A                           10/9 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-54-A             Uncertificated REMIC I Pass-Through Rate
   Thereafter      I-1-A through I-55-A             Uncertificated REMIC I Pass-Through Rate

-------------------------------------------------------------------------------------------------------------------

         Affected Party:  As defined in the Swap Agreement.

         Available  Distribution  Amount:  As to any  Distribution  Date, an amount equal to (a) the sum of (i) the amount  relating  to the  Mortgage  Loans on deposit in the  Custodial  Account as of the close of  business on the immediately  preceding  Determination  Date,  including any  Subsequent  Recoveries,  and amounts  deposited in the
Custodial  Account in connection with the substitution of Qualified  Substitute  Mortgage Loans, (ii) the amount of any Advance made on the immediately  preceding  Certificate Account Deposit Date, (iii) any amount deposited in the
Certificate  Account on the related  Certificate  Account Deposit Date pursuant to the second  paragraph of Section
3.12(a),  (iv) any amount  deposited in the Certificate  Account  pursuant to Section 4.07 or Section 9.01, (v) any amount that the Master  Servicer  is not  permitted  to  withdraw  from the  Custodial  Account or the  Certificate
Account  pursuant  to Section  3.16(e),  (vi) any amount  received  by the  Trustee  pursuant to the Surety Bond in respect of such  Distribution  Date and (vii) the  proceeds of any Pledged Assets received by the Master  Servicer, reduced by (b) the sum as of the close of  business  on the  immediately  preceding  Determination  Date of (v) any payments or  collections  consisting of  Prepayment  Charges on the Mortgage  Loans that were  received  during the related Prepayment Period; (w) aggregate  Foreclosure  Profits,  (x) the Amount Held for Future  Distribution,  (y)
amounts  permitted to be withdrawn by the Master  Servicer  from the  Custodial  Account in respect of the Mortgage
Loans pursuant to clauses  (ii)-(x),  inclusive,  of Section 3.10(a),  and (z) any Net Swap Payments required to be made to the Swap  Provider and Swap  Termination  Payments  payable to the Swap Provider not due to a Swap Provider
Trigger Event for such Distribution Date.

         Basis Risk  Shortfall:  The Group 1 Basis Risk  Shortfall,  Group 2 Basis Risk  Shortfall  or  Subordinate
Basis Risk Shortfall, as applicable.

         Book-Entry Certificate:  Any of the Class A Certificates or Class M Certificates.

         Capitalization  Reimbursement  Amount:  As to any  Distribution  Date, the amount of Advances or Servicing
Advances that were added to the Stated  Principal  Balance of the Mortgage  Loans during the prior  calendar  month and  reimbursed to the Master  Servicer or Subservicer  on or prior to such  Distribution  Date pursuant to Section
3.10(a)(vii),  plus the  Capitalization  Reimbursement  Shortfall  Amount  remaining  unreimbursed  from any  prior
Distribution Date and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date.

         Capitalization  Reimbursement  Shortfall  Amount:  As to any  Distribution  Date,  the amount,  if any, by which the  amount of  Advances  or  Servicing  Advances  that were  added to the  Stated  Principal  Balance of the
Mortgage Loans during the preceding  calendar month exceeds the amount of principal  payments on the Mortgage Loans included in the Available Distribution Amount for that Distribution Date.

         Certificate:  Any Class A, Class M, Class SB or Class R Certificate.

         Certificate  Account:  The separate  account or accounts  created and maintained  pursuant to Section 4.01 of the Standard Terms,  which shall be entitled  "DEUTSCHE BANK TRUST COMPANY  AMERICAS,  as trustee,  in trust for the registered  holders of Residential  Accredit Loans,  Inc.,  Mortgage  Asset-Backed  Pass-Through  Certificates,
Series 2007-QH7" and which must be an Eligible Account.

         Certificate  Principal  Balance:  With respect to any Class A Certificate or Class M  Certificate,  on any
date of  determination,  an amount equal to (i) the Initial  Certificate  Principal  Balance of such Certificate as specified  on the face  thereof  plus (ii) an amount equal to the  aggregate  Net  Deferred  Interest  added to the
Certificate  Principal  Balance  thereof  prior  to such  date of  determination,  minus  (iii)  the sum of (x) the aggregate of all amounts previously  distributed with respect to such Certificate (or any predecessor  Certificate)
and applied to reduce the Certificate  Principal  Balance  thereof  pursuant to Section 4.02(c) and (y) in the case of any Class of Class A  Certificates  or Class M  Certificates,  the aggregate of all  reductions  in  Certificate
Principal  Balance deemed to have occurred in connection with Realized  Losses which were  previously  allocated to such  Certificate (or any predecessor  Certificate)  pursuant to Section 4.05;  provided,  that with respect to any
Distribution  Date, the Certificate  Principal Balance of (i) the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class M-1,
Class M-2, Class M-3, Class M-4,  Class M-5,  Class M-6, Class M-7, Class M-8 and Class M-9  Certificates,  in that
order,  will  be  increased  to  the  extent  of  Realized  Losses  previously   allocated  thereto  and  remaining
unreimbursed,  but only to the extent of  Subsequent  Recoveries  for Loan Group 1  received  during the  preceding calendar  month and (ii) the Class 2-A-1,  Class 2-A-2,  Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class M-5,
Class M-6,  Class M-7,  Class M-8 and Class M-9  Certificates,  in that order,  will be  increased to the extent of
Realized  Losses  previously  allocated  thereto and remaining  unreimbursed,  but only to the extent of Subsequent
Recoveries  for Loan  Group 2  received  during  the  preceding  calendar  month.  With  respect  to each  Class SB
Certificate,  on any  date  of  determination,  an  amount  equal  to the  Percentage  Interest  evidenced  by such
Certificate,  multiplied by an amount equal to (i) the excess,  if any, of (A) the then aggregate  Stated Principal
Balance  of the  Mortgage  Loans  over  (B)  the  then  aggregate  Certificate  Principal  Balance  of the  Class A
Certificates  and Class M Certificates  then  outstanding,  which  represents the sum of (i) the Initial  Principal
Balance of the REMIC IV Regular  Interest  SB-PO,  as reduced by Realized  Losses  allocated  thereto and  payments deemed made thereon,  and (ii) accrued and unpaid  interest on the REMIC IV Regular  Interest  SB-IO, as reduced by
Realized Losses allocated thereto.  The Class R Certificates will not have a Certificate Principal Balance.

         Class 1-A Certificate:  Any one of the Class 1-A-1, Class 1-A-2 or Class 1-A-3  Certificates,  executed by the Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the form  annexed to the Standard
Terms as Exhibit A, senior to the Class M, Class SB and Class R  Certificates  with  respect to  distributions  and the allocation of Realized  Losses as set forth in Section 4.05,  and  evidencing  (i) an interest  designated as a
"regular  interest" in REMIC IV for purposes of the REMIC Provisions,  (ii) the right to receive payments under the
Swap  Agreement,  the SB-AM Swap  Agreement  and the  Corridor  Agreement,  (iii) the right to  receive  Basis Risk
Shortfalls and (iv) an obligation to pay the Class IO Distribution Amount.

         Class 1-A-1 Certificate:  The Class 1-A-1  Certificates,  executed by the Trustee and authenticated by the
Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

         Class 1-A-1  Margin:  With respect to any  Distribution  Date prior to the first  Distribution  Date after the first possible  Optional  Termination  Date,  0.250% per annum,  and on any  Distribution  Date on or after the first Distribution Date after the first possible Optional Termination Date, 0.500% per annum.

         Class 1-A-2 Certificate:  The Class 1-A-2  Certificates,  executed by the Trustee and authenticated by the
Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

         Class 1-A-2  Margin:  With respect to any  Distribution  Date prior to the first  Distribution  Date after the first possible  Optional  Termination  Date,  0.270% per annum,  and on any  Distribution  Date on or after the first Distribution Date after the first possible Optional Termination Date, 0.540% per annum.

         Class 1-A-3 Certificate:  The Class 1-A-3  Certificates,  executed by the Trustee and authenticated by the
Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

         Class 1-A-3  Margin:  With respect to any  Distribution  Date prior to the first  Distribution  Date after the first possible  Optional  Termination  Date,  0.300% per annum,  and on any  Distribution  Date on or after the first Distribution Date after the first possible Optional Termination Date, 0.600% per annum.

         Class 1-A Principal  Distribution  Amount:  On any Distribution  Date, the Class A Principal  Distribution
Amount multiplied by a fraction,  the numerator of which is the portion of the Principal  Allocation Amount related to the Group 1 Loans for that  Distribution  Date and the denominator of which is the Principal  Allocation  Amount for all of the Mortgage Loans for that Distribution Date.

         Class 2-A Certificate:  Any one of the Class 2-A-1 Certificates or Class 2-A-2  Certificates,  executed by the Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the form  annexed to the Standard
Terms as Exhibit A, senior to the Class M, Class SB and Class R  Certificates  with  respect to  distributions  and the allocation of Realized  Losses as set forth in Section 4.05,  and  evidencing  (i) an interest  designated as a
"regular  interest" in REMIC IV for purposes of the REMIC Provisions,  (ii) the right to receive payments under the
Swap  Agreement,  the SB-AM Swap  Agreement  and the  Corridor  Agreement,  (iii) the right to  receive  Basis Risk
Shortfalls and (iv) an obligation to pay the Class IO Distribution Amount.

         Class 2-A-1 Certificate:  The Class 2-A-1  Certificates,  executed by the Trustee and authenticated by the
Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

         Class 2-A-1  Margin:  With respect to any  Distribution  Date prior to the first  Distribution  Date after the first possible  Optional  Termination  Date,  0.300% per annum,  and on any  Distribution  Date on or after the first Distribution Date after the first possible Optional Termination Date, 0.600% per annum.

         Class 2-A-2 Certificate:  The Class 2-A-2  Certificates,  executed by the Trustee and authenticated by the
Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

         Class 2-A-2  Margin:  With respect to any  Distribution  Date prior to the first  Distribution  Date after the first possible  Optional  Termination  Date,  0.300% per annum,  and on any  Distribution  Date on or after the first Distribution Date after the first possible Optional Termination Date, 0.600% per annum.

         Class 2-A Principal  Distribution  Amount:  On any Distribution  Date, the Class A Principal  Distribution
Amount multiplied by a fraction,  the numerator of which is the portion of the Principal  Allocation Amount related to the Group 2 Loans for that  Distribution  Date and the denominator of which is the Principal  Allocation  Amount for all of the Mortgage Loans for that Distribution Date.

         Class A Certificates:  Together, the Class 1-A Certificates and Class 2-A Certificates.

         Class A  Interest  Distribution  Priority:  With  respect to each  Class of Class A  Certificates  and any
Distribution Date, the amount available for payment of Accrued  Certificate  Interest thereon for that Distribution
Date plus Accrued  Certificate  Interest thereon remaining unpaid from any prior  Distribution Date, in the amounts and priority as follows:

         o        first,  concurrently,  to the  Class  1-A  Certificates,  pro  rata,  from the  Group 1  Interest
         Remittance  Amount  and to the Class 2-A  Certificates,  pro rata,  from the Group 2  Interest  Remittance
         Amount;

         o        second, to the Class 1-A Certificates,  pro rata, from the remaining Group 2 Interest  Remittance
         Amount  or to the  Class 2-A  Certificates,  pro rata,  from the  remaining  Group 1  Interest  Remittance
         Amount,  as needed,  after  taking  into  account any  distribution  in respect of interest on the Class A
         Certificates made in first above;

         o        third,  concurrently,  from the Principal  Remittance  Amount related to the Group 1 Loans to the
         Class 1-A  Certificates,  pro rata, and from the Principal  Remittance Amount related to the Group 2 Loans to the Class 2-A  Certificates,  pro rata,  after  taking  into  account any  distributions  in respect of interest on the Class A Certificates made in first and second above; and

         o        fourth,  from the  remaining  Principal  Remittance  Amount  related  to the Group 2 Loans to the
         Class 1-A Certificates,  pro rata, or from the remaining Principal  Remittance Amount related to the Group
         1 Loans to the Class 2-A  Certificates,  pro rata, as needed,  after taking into account any distributions on the Class A Certificates made in first, second and third above.

         Class A Principal  Distribution  Amount:  With respect to any Distribution  Date (i) prior to the Stepdown
Date or on or after the Stepdown Date if a Trigger  Event is in effect for that  Distribution  Date,  the Principal
Distribution  Amount for that  Distribution Date or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)      the Principal Distribution Amount for that Distribution Date; and

         (ii)     the  excess,  if  any,  of (A)  the  aggregate  Certificate  Principal  Balance  of the  Class  A
Certificates  immediately  prior to that  Distribution  Date  over (B) the  lesser  of (x) the  product  of (1) the applicable  Subordination  Percentage and (2) the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate
Stated  Principal  Balance  of the  Mortgage  Loans  after  giving  effect  to  distributions  to be  made  on that
Distribution Date, over the Overcollateralization Floor.

         Class A-P Certificates:  None.

         Class IO Distribution Amount:  As defined in Section 4.09(e).

         Class M  Certificates:  Collectively,  the Class M-1,  Class M-2,  Class M-3,  Class M-4, Class M-5, Class
M-6, Class M-7, Class M-8 and Class M-9 Certificates.

         Class M-1  Certificate:  Any one of the Class M-1 Certificates  executed by the Trustee and  authenticated by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit B, senior to the
Class M-2,  Class M-3,  Class M-4,  Class M-5,  Class M-6,  Class M-7,  Class M-8,  Class M-9, Class SB and Class R
Certificates  with respect to  distributions  and the  allocation of Realized  Losses as set forth in Section 4.05, and  evidencing  (i) an  interest  designated  as a  "regular  interest"  in REMIC  IV for  purposes  of the  REMIC
Provisions,  (ii) the right to receive payments under the Swap Agreement, the SB-AM Swap Agreement and the Corridor
Agreement,  (iii)  the  right  to  receive  Basis  Risk  Shortfalls  and  (iv) an  obligation  to pay the  Class IO
Distribution Amount.

         Class M-1 Margin:  With respect to any Distribution  Date prior to the first  Distribution  Date after the first possible  Optional  Termination  Date,  0.500% per annum, and on any Distribution  Date on or after the first
Distribution Date after the first possible Optional Termination Date, 0.750% per annum.

         Class  M-1  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (i)  prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution  Amount  or  (ii) on or  after  the  Stepdown  Date if a  Trigger  Event  is not in  effect  for  that
Distribution Date, the lesser of:

         (i)      the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal Distribution Amount; and

         (ii)     the excess,  if any, of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the
Class A  Certificates (after taking into account the payment of the Class A Principal  Distribution Amount for that
Distribution Date) and (2) the  Certificate  Principal Balance of the Class M-1  Certificates  immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the  applicable  Subordination  Percentage and
(2) the  aggregate Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated Principal  Balance of the Mortgage
Loans after giving effect to distributions  to be made on that  Distribution  Date, over the  Overcollateralization
Floor.

         Class M-2  Certificate:  Any one of the Class M-2 Certificates  executed by the Trustee and  authenticated by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit B, senior to the
Class M-3,  Class M-4,  Class M-5,  Class M-6,  Class M-7,  Class M-8, Class M-9, Class SB and Class R Certificates
with respect to  distributions  and the allocation of Realized  Losses as set forth in Section 4.05, and evidencing
(i) an interest  designated  as a "regular  interest"  in REMIC IV for purposes of the REMIC  Provisions,  (ii) the right to receive  payments under the Swap  Agreement,  the SB-AM Swap Agreement and the Corridor  Agreement,  (iii)
the right to receive Basis Risk Shortfalls and (iv) an obligation to pay the Class IO Distribution Amount.

         Class M-2 Margin:  With respect to any Distribution  Date prior to the first  Distribution  Date after the first possible  Optional  Termination  Date,  0.550% per annum, and on any Distribution  Date on or after the first
Distribution Date after the first possible Optional Termination Date, 0.825% per annum.

         Class  M-2  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (i)  prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution  Amount  and  Class M-1  Principal  Distribution  Amount  or (ii) on or after the  Stepdown  Date if a
Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)      the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount; and

         (ii)     the excess,  if any, of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the
Class A  Certificates and Class M-1  Certificates  (after taking into account the payment of the Class A  Principal
Distribution  Amount and the  Class M-1  Principal  Distribution  Amount for that  Distribution  Date) and  (2) the
Certificate  Principal  Balance of the Class M-2  Certificates  immediately  prior to that  Distribution  Date over
(B) the lesser of (x) the  product of (1) the  applicable  Subordination  Percentage and (2) the  aggregate  Stated
Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution Date and (y) the excess,  if any, of the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M-3  Certificate:  Any one of the Class M-3 Certificates  executed by the Trustee and  authenticated by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit B, senior to the
Class M-4, Class M-5,  Class M-6,  Class M-7, Class M-8, Class M-9, Class SB and Class R Certificates  with respect to  distributions  and the  allocation  of Realized  Losses as set forth in Section  4.05,  and  evidencing  (i) an interest  designated as a "regular  interest" in REMIC IV for purposes of the REMIC  Provisions,  (ii) the right to receive  payments under the Swap Agreement,  the SB-AM Swap Agreement and the Corridor  Agreement,  (iii) the right to receive Basis Risk Shortfalls and (iv) an obligation to pay the Class IO Distribution Amount.

         Class M-3 Margin:  With respect to any Distribution  Date prior to the first  Distribution  Date after the first possible  Optional  Termination  Date,  0.750% per annum, and on any Distribution  Date on or after the first
Distribution Date after the first possible Optional Termination Date, 1.125% per annum.

         Class  M-3  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (i)  prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution Amount,  Class M-1 Principal  Distribution Amount and Class M-2 Principal  Distribution Amount or (ii)
on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)      the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A  Principal  Distribution  Amount,  Class M-1  Principal  Distribution  Amount and  Class M-2  Principal
Distribution Amount; and

         (ii)     the excess,  if any, of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the
Class A,  Class M-1 and  Class M-2  Certificates  (after  taking into account the payment of the Class A  Principal
Distribution Amount,  Class M-1 Principal  Distribution Amount and Class M-2 Principal Distribution Amount for that
Distribution Date) and (2) the  Certificate  Principal Balance of the Class M-3  Certificates  immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the  applicable  Subordination  Percentage and
(2) the  aggregate Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated Principal  Balance of the Mortgage
Loans after giving effect to distributions  to be made on that  Distribution  Date, over the  Overcollateralization
Floor.

         Class M-4  Certificate:  Any one of the Class M-4 Certificates  executed by the Trustee and  authenticated by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit B, senior to the
Class M-5,  Class  M-6,  Class  M-7,  Class M-8,  Class  M-9,  Class SB and Class R  Certificates  with  respect to distributions  and the  allocation of Realized  Losses as set forth in Section 4.05, and evidencing (i) an interest designated  as a "regular  interest"  in REMIC IV for purposes of the REMIC  Provisions,  (ii) the right to receive payments  under the Swap  Agreement,  the SB-AM  Swap  Agreement  and the  Corridor  Agreement,  (iii) the right to receive Basis Risk Shortfalls and (iv) an obligation to pay the Class IO Distribution Amount.

         Class M-4 Margin:  With respect to any Distribution  Date prior to the first  Distribution  Date after the first possible  Optional  Termination  Date,  1.100% per annum, and on any Distribution  Date on or after the first
Distribution Date after the first possible Optional Termination Date, 1.650% per annum.

         Class  M-4  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (i)  prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution  Amount,  Class M-1  Principal  Distribution  Amount,  Class M-2  Principal  Distribution  Amount  and
Class M-3  Principal  Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)      the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of
the  Class A  Principal  Distribution  Amount,   Class M-1  Principal  Distribution  Amount,   Class M-2  Principal
Distribution Amount and Class M-3 Principal Distribution Amount; and

         (ii)     the excess,  if any, of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the
Class A,  Class M-1,  Class M-2  and Class M-3  Certificates  (after taking into account the payment of the Class A
Principal  Distribution Amount,  Class M-1 Principal  Distribution Amount,  Class M-2 Principal Distribution Amount
and Class M-3 Principal  Distribution Amount for that Distribution Date) and (2) the Certificate  Principal Balance
of the Class M-4  Certificates  immediately  prior to that Distribution Date over (B) the lesser of (x) the product of (1) the  applicable  Subordination  Percentage and (2) the  aggregate Stated  Principal  Balance of the Mortgage
Loans after giving effect to  distributions  to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M-5  Certificate:  Any one of the Class M-5 Certificates  executed by the Trustee and  authenticated by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit B, senior to the
Class M-6, Class M-7, Class M-8, Class M-9,  Class SB and Class R Certificates  with respect to  distributions  and the allocation of Realized  Losses as set forth in Section 4.05,  and  evidencing  (i) an interest  designated as a
"regular  interest" in REMIC IV for purposes of the REMIC Provisions,  (ii) the right to receive payments under the
Swap  Agreement,  the SB-AM Swap  Agreement  and the  Corridor  Agreement,  (iii) the right to  receive  Basis Risk
Shortfalls and (iv) an obligation to pay the Class IO Distribution Amount.

         Class M-5 Margin:  With respect to any Distribution  Date prior to the first  Distribution  Date after the first possible  Optional  Termination  Date,  1.300% per annum, and on any Distribution  Date on or after the first
Distribution Date after the first possible Optional Termination Date, 1.950% per annum.

         Class  M-5  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (i)  prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution Amount,  Class M-1 Principal Distribution Amount,  Class M-2 Principal Distribution Amount,  Class M-3
Principal  Distribution  Amount and Class M-4  Principal  Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)      the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of
the  Class A  Principal  Distribution  Amount,   Class M-1  Principal  Distribution  Amount,   Class M-2  Principal
Distribution Amount, Class M-3 Principal Distribution Amount and Class M-4 Principal Distribution Amount; and

         (ii)     the excess,  if any, of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the
Class A, Class M-1,  Class M-2,  Class M-3 and Class M-4 Certificates (after taking into account the payment of the
Class A Principal Distribution Amount,  Class M-1 Principal  Distribution Amount,  Class M-2 Principal Distribution
Amount,  Class M-3 Principal  Distribution Amount and Class M-4 Principal Distribution Amount for that Distribution
Date)  and  (2) the  Certificate  Principal  Balance  of the  Class M-5  Certificates  immediately  prior  to  that
Distribution  Date over  (B) the  lesser of (x) the  product of (1) the  applicable  Subordination  Percentage  and
(2) the  aggregate Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated Principal  Balance of the Mortgage
Loans after giving effect to distributions  to be made on that  Distribution  Date, over the  Overcollateralization
Floor.

         Class M-6  Certificate:  Any one of the Class M-6 Certificates  executed by the Trustee and  authenticated by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit B, senior to the
Class  M-7,  Class  M-8,  Class M-9,  Class SB and Class R  Certificates  with  respect  to  distributions  and the allocation  of  Realized  Losses as set forth in Section  4.05,  and  evidencing  (i) an interest  designated  as a
"regular  interest" in REMIC IV for purposes of the REMIC Provisions,  (ii) the right to receive payments under the
Swap  Agreement,  the SB-AM Swap  Agreement  and the  Corridor  Agreement,  (iii) the right to  receive  Basis Risk
Shortfalls and (iv) an obligation to pay the Class IO Distribution Amount.

         Class M-6 Margin:  With respect to any Distribution  Date prior to the first  Distribution  Date after the first possible  Optional  Termination  Date,  1.550% per annum, and on any Distribution  Date on or after the first
Distribution Date after the first possible Optional Termination Date, 2.325% per annum.

         Class  M-6  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (i)  prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution Amount,  Class M-1 Principal Distribution Amount,  Class M-2 Principal Distribution Amount,  Class M-3
Principal Distribution Amount,  Class M-4 Principal Distribution Amount and Class M-5 Principal Distribution Amount
or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that  Distribution  Date,  the lesser of:

         (i)      the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of
the  Class A  Principal  Distribution  Amount,   Class M-1  Principal  Distribution  Amount,   Class M-2  Principal
Distribution Amount,  Class M-3 Principal  Distribution Amount,  Class M-4 Principal  Distribution Amount and Class
M-5 Principal Distribution Amount; and

         (ii)     the excess,  if any, of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the
Class A,  Class M-1,  Class M-2,  Class M-3,  Class M-4 and Class M-5  Certificates  (after taking into account the payment  of  the  Class A  Principal  Distribution  Amount,  Class M-1  Principal  Distribution  Amount,  Class M-2
Principal  Distribution Amount,  Class M-3 Principal  Distribution Amount,  Class M-4 Principal Distribution Amount
and Class M-5 Distribution  Amount for that  Distribution  Date) and (2) the  Certificate  Principal Balance of the
Class M-6  Certificates  immediately  prior to that  Distribution  Date over (B) the  lesser of (x) the  product of
(1) the  applicable  Subordination  Percentage and (2) the aggregate Stated Principal Balance of the Mortgage Loans after giving  effect to  distributions  to be made on that  Distribution  Date and (y) the  excess,  if any, of the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that
Distribution Date, over the Overcollateralization Floor.

         Class M-7  Certificate:  Any one of the Class M-7 Certificates  executed by the Trustee and  authenticated by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit B, senior to the
Class M-8,  Class M-9,  Class SB and Class R  Certificates  with respect to  distributions  and the  allocation  of
Realized  Losses as set forth in Section 4.05, and evidencing  (i) an interest  designated as a "regular  interest"
in REMIC IV for purposes of the REMIC  Provisions,  (ii) the right to receive  payments  under the Swap  Agreement, the SB-AM Swap Agreement and the Corridor  Agreement,  (iii) the right to receive Basis Risk Shortfalls and (iv) an obligation to pay the Class IO Distribution Amount.

         Class M-7 Margin:  With respect to any Distribution  Date prior to the first  Distribution  Date after the first possible  Optional  Termination  Date,  1.550% per annum, and on any Distribution  Date on or after the first
Distribution Date after the first possible Optional Termination Date, 2.325% per annum.

         Class  M-7  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (i)  prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution Amount,  Class M-1 Principal Distribution Amount,  Class M-2 Principal Distribution Amount,  Class M-3
Principal  Distribution Amount,  Class M-4 Principal  Distribution Amount, Class M-5 Principal  Distribution Amount
and Class M-6  Principal  Distribution  Amount or (ii) on or after the Stepdown  Date if a Trigger  Event is not in effect for that Distribution Date, the lesser of:

         (i)      the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of
the  Class A  Principal  Distribution  Amount,   Class M-1  Principal  Distribution  Amount,   Class M-2  Principal
Distribution Amount,  Class M-3 Principal  Distribution Amount,  Class M-4 Principal Distribution Amount, Class M-5
Principal Distribution Amount and Class M-6 Principal Distribution Amount; and

         (ii)     the excess,  if any, of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the
Class A,  Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class M-5 and Class M-6  Certificates  (after taking into account the  payment of the  Class A  Principal  Distribution  Amount,  Class M-1  Principal  Distribution  Amount,
Class M-2 Principal Distribution Amount,  Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution
Amount, Class M-5 Principal  Distribution Amount and Class M-6 Principal  Distribution Amount for that Distribution
Date)  and  (2) the  Certificate  Principal  Balance  of the  Class M-7  Certificates  immediately  prior  to  that
Distribution  Date over  (B) the  lesser of (x) the  product of (1) the  applicable  Subordination  Percentage  and
(2) the  aggregate Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated Principal  Balance of the Mortgage
Loans after giving effect to distributions  to be made on that  Distribution  Date, over the  Overcollateralization
Floor.

         Class M-8  Certificate:  Any one of the Class M-8 Certificates  executed by the Trustee and  authenticated by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit B, senior to the
Class M-9, Class SB and Class R Certificates  with respect to  distributions  and the allocation of Realized Losses as set forth in Section 4.05,  and evidencing  (i) an interest  designated as a "regular  interest" in REMIC IV for purposes of the REMIC  Provisions,  (ii) the right to receive  payments  under the Swap  Agreement,  the SB-AM Swap
Agreement and the Corridor  Agreement,  (iii) the right to receive Basis Risk  Shortfalls and (iv) an obligation to pay the Class IO Distribution Amount.

         Class M-8 Margin:  With respect to any Distribution  Date prior to the first  Distribution  Date after the first possible  Optional  Termination  Date,  1.550% per annum, and on any Distribution  Date on or after the first
Distribution Date after the first possible Optional Termination Date, 2.325% per annum.

         Class  M-8  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (i)  prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution Amount,  Class M-1 Principal Distribution Amount,  Class M-2 Principal Distribution Amount,  Class M-3
Principal  Distribution Amount,  Class M-4 Principal  Distribution Amount, Class M-5 Principal Distribution Amount,
Class  M-6  Principal  Distribution  Amount  and Class M-7  Principal  Distribution  Amount or (ii) on or after the
Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)      the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of
the  Class A  Principal  Distribution  Amount,   Class M-1  Principal  Distribution  Amount,   Class M-2  Principal
Distribution Amount,  Class M-3 Principal  Distribution Amount,  Class M-4 Principal Distribution Amount, Class M-5
Principal  Distribution  Amount,  Class M-6  Principal  Distribution  Amount and Class M-7  Principal  Distribution
Amount; and

         (ii)     the excess,  if any, of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the
Class A,  Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class M-5,  Class M-6 and Class M-7  Certificates  (after taking into account the payment of the Class A Principal  Distribution  Amount,  Class M-1  Principal  Distribution
Amount,  Class M-2 Principal  Distribution Amount,  Class M-3 Principal  Distribution  Amount,  Class M-4 Principal
Distribution  Amount, Class M-5 Principal  Distribution  Amount, Class M-6 Principal  Distribution Amount and Class
M-7 Principal  Distribution  Amount for that Distribution  Date) and (2) the  Certificate  Principal Balance of the
Class M-8  Certificates  immediately  prior to that  Distribution  Date over (B) the  lesser of (x) the  product of
(1) the  applicable  Subordination  Percentage and (2) the aggregate Stated Principal Balance of the Mortgage Loans after giving  effect to  distributions  to be made on that  Distribution  Date and (y) the  excess,  if any, of the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that
Distribution Date, over the Overcollateralization Floor.

         Class M-9  Certificate:  Any one of the Class M-9 Certificates  executed by the Trustee and  authenticated by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit B, senior to the
Class SB  Certificates  and Class R  Certificates  with respect to  distributions  and the  allocation  of Realized
Losses as set forth in Section 4.05,  and evidencing  (i) an interest  designated as a "regular  interest" in REMIC
IV for purposes of the REMIC  Provisions,  (ii) the right to receive  payments under the Swap Agreement,  the SB-AM
Swap  Agreement  and the  Corridor  Agreement,  (iii)  the  right to  receive  Basis  Risk  Shortfalls  and (iv) an obligation to pay the Class IO Distribution Amount.

         Class M-9 Margin:  With respect to any Distribution  Date prior to the first  Distribution  Date after the first possible  Optional  Termination  Date,  1.550% per annum, and on any Distribution  Date on or after the first
Distribution Date after the first possible Optional Termination Date, 2.325% per annum.

         Class  M-9  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (i)  prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution Amount,  Class M-1 Principal Distribution Amount,  Class M-2 Principal Distribution Amount,  Class M-3
Principal  Distribution Amount,  Class M-4 Principal  Distribution Amount, Class M-5 Principal Distribution Amount,
Class M-6  Principal  Distribution  Amount,  Class  M-7  Principal  Distribution  Amount  and  Class M-8  Principal
Distribution  Amount  or  (ii) on or  after  the  Stepdown  Date if a  Trigger  Event  is not in  effect  for  that
Distribution Date, the lesser of:

         (i)      the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of
the  Class A  Principal  Distribution  Amount,   Class M-1  Principal  Distribution  Amount,   Class M-2  Principal
Distribution Amount,  Class M-3 Principal  Distribution Amount,  Class M-4 Principal Distribution Amount, Class M-5
Principal  Distribution  Amount, Class M-6 Principal  Distribution Amount, Class M-7 Principal  Distribution Amount
and Class M-8 Principal Distribution Amount; and

         (ii)     the excess,  if any, of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the
Class A,  Class M-1,  Class M-2,  Class M-3,  Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates
(after  taking  into  account  the  payment of the  Class A  Principal  Distribution  Amount,  Class M-1  Principal
Distribution Amount,  Class M-2 Principal Distribution Amount,  Class M-3 Principal Distribution Amount,  Class M-4
Principal  Distribution Amount, Class M-5 Principal  Distribution Amount, Class M-6 Principal  Distribution Amount,
Class M-7 Principal  Distribution  Amount and Class M-8 Principal  Distribution  Amount for that Distribution Date)
and (2) the  Certificate  Principal  Balance of the Class M-9  Certificates  immediately prior to that Distribution
Date over (B) the lesser of (x) the product of (1) the  applicable  Subordination  Percentage and (2) the aggregate
Stated  Principal  Balance  of the  Mortgage  Loans  after  giving  effect  to  distributions  to be  made  on that
Distribution  Date and (y) the  excess,  if any, of the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class R  Certificate:  Any one of the  Class  R-I,  Class  R-II,  Class  R-III,  Class  R-IV or Class  R-X
Certificates.

         Class R-I  Certificate:  Any one of the Class R-I Certificates  executed by the Trustee and  authenticated by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

         Class  R-II  Certificate:   Any  one  of  the  Class  R-II  Certificates   executed  by  the  Trustee  and
authenticated  by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

         Class  R-III  Certificate:  Any  one  of  the  Class  R-III  Certificates  executed  by  the  Trustee  and authenticated  by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC III for purposes of the REMIC Provisions.

         Class  R-IV  Certificate:   Any  one  of  the  Class  R-IV  Certificates   executed  by  the  Trustee  and
authenticated  by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC IV for purposes of the REMIC Provisions.

         Class R-X  Certificate:  Any one of the Class R-X Certificates  executed by the Trustee and  authenticated by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit D and evidencing ownership of an interest designated as a "residual interest" in REMIC V for purposes of the REMIC Provisions.

         Class SB Certificate:  Any one of the Class SB Certificates  executed by the Trustee and  authenticated by the  Certificate  Registrar  substantially  in the form set forth on Exhibit  Eleven-A  hereto,  subordinate to the
Class A Certificates and Class M Certificates  with respect to distributions  and the allocation of Realized Losses as set forth in Section 4.05, and evidencing  ownership of the REMIC V Regular  Interests for purposes of the REMIC
Provisions,  together with certain  rights to payments under the Swap  Agreement,  the SB-AM Swap Agreement and the
Corridor Agreement and certain obligations with respect to payments of Basis Risk Shortfalls.

         Clearstream:  Clearstream Banking, societe anonyme.

         Closing Date:  July 30, 2007.

         Corporate  Trust  Office:  The  principal  office  of the  Trustee  at  which at any  particular  time its corporate  trust business with respect to this  Agreement  shall be  administered,  which office at the date of the execution  of this  instrument  is  located  at 1761 East St.  Andrew  Place,  Santa  Ana,  California  92705-4934,
Attention: Residential Funding Company, LLC, RALI 2007-QH7.

         Corridor  Agreement:  The corridor  agreement between the Corridor Provider and the Supplemental  Interest
Trust Trustee,  on behalf of the  Supplemental  Interest  Trust,  which is intended to cover Basis Risk  Shortfalls with respect to the Class A Certificates  and Class M  Certificates,  together with any  schedules,  credit support annexes,  confirmations or other agreements relating thereto, or any replacement,  substitute,  collateral or other arrangement in lieu thereof, attached hereto as Exhibit Thirteen.

         Corridor  Agreement  Payment:  For any  Distribution  Date,  the  payment,  if any, due under the Corridor
Agreement in respect of such Distribution Date.

         Corridor  Collateral  Account:  The  separate  account  created and  maintained  pursuant to Section  4.11 hereof,  which shall be entitled  "DEUTSCHE  BANK TRUST COMPANY  AMERICAS,  as trustee,  in trust for Merrill Lynch
Capital Services, Inc." and which must be an Eligible Account.

         Corridor  Provider:  Merrill Lynch Capital  Services,  Inc. and its successors and assigns or any party to any replacement, substitute, collateral or other arrangement in lieu thereof.

         Custodial  File:  Any mortgage  loan document in the Mortgage File that is required to be delivered to the
Trustee or the Custodian pursuant to Section 2.01(b) of this Agreement.

         Cut-off Date Balance:  $350,995,714.46.

         Cut-off Date:  July 1, 2007.

         Defaulting Party:  As defined in the Swap Agreement.

         Deferred  Interest:  The amount of interest  which is  deferred  and added to the  principal  balance of a
Mortgage  Loan due to negative  amortization.  For  purposes of REMIC I,  Deferred  Interest  shall be allocated as follows:  first,  to REMIC I Regular  Interest  A-I in  reduction  of the  portion  of the  Uncertificated  Accrued
Interest thereon  distributable on the related  Distribution  Date; second, to the extent of any remaining amounts, to REMIC I Regular  Interests  I-1-A  through  I-55-B in  reduction  of the portion of the  Uncertificated  Accrued
Interest  distributable thereon on the related Distribution Date, starting with the lowest numerical  denomination, allocated  pro rata  between such REMIC I Regular  Interests  in  accordance  with their  Uncertificated  Principal
Balances,  until the Uncertificated  Accrued Interest  distributable on the related  Distribution Date on either of such REMIC I Regular  Interests is reduced to zero, and  thereafter to the remaining the REMIC I Regular  Interests sequentially,  in each case subject to and in accordance with the prior  allocation  provisions;  and third, to the extent of any remaining  amounts,  to REMIC I Regular  Interests I-1-A through I-55-B in reduction of any remaining portion of the Uncertificated  Accrued Interest  distributable  thereon on the related  Distribution Date, starting with the lowest  numerical  denomination,  allocated pro rata between such REMIC I Regular  Interests in accordance with their  Uncertificated  Principal  Balances,  until the  Uncertificated  Accrued Interest  distributable on the related  Distribution  Date on both of such REMIC I Regular  Interests is reduced to zero,  and  thereafter  to the remaining  REMIC I  Regular  Interests  sequentially,  in each case  subject  to and in  accordance  with the prior allocation  provisions.  For  purposes  of REMIC  II,  Deferred  Interest  attributable  to Group 1 Loans  shall be allocated to REMIC II Regular Interest Z-1 and Deferred  Interest  attributable to Group 2 Loans shall be allocated to REMIC II  Regular  Interest  Z-2,  respectively,  in  reduction  of the  portion of the  Uncertificated  Accrued
Interest  thereon  distributable on the related  Distribution  Date. For purposes of REMIC III,  Deferred  Interest attributable  to  Group 1 Loans  shall be  allocated  to REMIC  III  Regular  Interest  LT1 and  Deferred  Interest
attributable to Group 2 Loans shall be allocated to REMIC III Regular Interest LT5,  respectively,  in reduction of the portion of the  Uncertificated  Accrued Interest thereon  distributable  on the related  Distribution  Date. In each case any  reduction in  Uncertificated  Accrued  Interest on a  Uncertificated  REMIC Regular  Interest  shall result in an increase in the Uncertificated Principal Balance thereof to the extent of such reduction.

         Definitive Certificate:  Any definitive, fully registered Certificate.

         Determination Date:  With respect to any Distribution Date, the second Business Day prior to each
Distribution Date.

         Discount Net Mortgage Rate:  Not applicable.

         Due Period:  With respect to each  Distribution  Date, the calendar month in which such  Distribution Date occurs.

         Early Termination Date:  Shall have the meaning set forth in the Swap Agreement.

         Euroclear:  Euroclear Bank, S.A./NA, as operator of The Euroclear System.

         Excess Bankruptcy Loss:  Not applicable.

         Excess Cash Flow:  With respect to any  Distribution  Date,  an amount equal to the sum of (A) the  excess of (i) the  Available  Distribution  Amount  for that  Distribution  Date over  (ii) the  sum of  (a) the  Interest
Distribution  Amount for that  Distribution  Date and (b) the  lesser of (1) the  aggregate  Certificate  Principal
Balance of Class A  Certificates and Class M  Certificates  immediately prior to such Distribution Date and (2) the
Principal  Remittance  Amount for that  Distribution  Date to the extent not applied to pay interest on the Class A
Certificates  and  Class M  Certificates  on such  Distribution  Date and (B) the  Overcollateralization  Reduction
Amount, if any, for that Distribution Date.

         Excess Fraud Loss:  Not applicable.

         Excess  Overcollateralization  Amount:  With respect to any Distribution  Date, the excess, if any, of (a)
the Overcollateralization Amount on such Distribution Date over (b) the Required Overcollateralization Amount.

         Excess Special Hazard Loss:  Not applicable.

         Excess Subordinate Principal Amount:  Not applicable.

         Expense Fee:  With respect to any Mortgage Loan as of any date of determination, the Servicing Fee.

         Expense Fee Rate:  With respect to any Mortgage  Loan as of any date of  determination,  the Servicing Fee
Rate.

         Gross  Margin:  With  respect  to each  Mortgage  Loan,  the fixed  percentage  set  forth in the  related
Mortgage Note and indicated on the Mortgage Loan Schedule  attached  hereto as the "NOTE MARGIN," which  percentage is added to the related Index on each  Adjustment  Date to determine  (subject to rounding in  accordance  with the related  Mortgage  Note,  the Periodic Cap, the Maximum  Mortgage Rate and the Minimum  Mortgage Rate) the interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

         Group:  Loan Group 1 or Loan Group 2, as applicable.

         Group 1  Adjusted  Net WAC Cap Rate:  With  respect  to the Class 1-A  Certificates  and any  Distribution
Date,  a per  annum  rate  equal to the sum of (i) the  Group 1 Net WAC Cap Rate  and  (ii)  the  product  of (A) a fraction,  stated as a percentage,  the numerator of which is 360 and the denominator of which is the actual number of days in the related  Interest  Accrual  Period and (B) the sum of (x) a fraction,  stated as a  percentage,  the numerator of which is an amount equal to the proceeds,  if any,  payable under the Corridor  Agreement with respect to such  Distribution  Date and the  denominator  of which is the aggregate  Certificate  Principal  Balance of the
Class 1-A Certificates  immediately  prior to such  Distribution  Date and (y) a fraction,  stated as a percentage, the  numerator  of  which  is an  amount  equal  to any Net  Swap  Payments  owed by the  Swap  Provider  for  such
Distribution  Date and the denominator of which is the aggregate Stated  Principal  Balance of the Group 1 Loans as of the immediately preceding Distribution Date.

         Group 1 Basis Risk  Shortfall:  With  respect  any Class of Class 1-A  Certificates  and any  Distribution
Date, an amount equal to the excess,  if any, of (i) Accrued  Certificate  Interest for that Class of  Certificates calculated  at a rate equal to the lesser of (a)  One-Month  LIBOR plus the  related  Margin and (b) the greater of
(x) the Group 1 Maximum  Rate Cap for such  Distribution  Date and (y) the  Group 1  Adjusted  Net WAC Cap Rate for
such  Distribution  Date, over (ii) Accrued  Certificate  Interest for that Class calculated at the Group 1 Net WAC
Cap Rate for such Distribution  Date; plus any unpaid Group 1 Basis Risk Shortfall from prior  Distribution  Dates, plus  interest  thereon at a rate equal to  one-month  LIBOR plus the related  Margin to the extent not  previously paid from Excess Cashflow or the Supplemental Interest Trust.

         Group 1 Interest  Remittance  Amount:  With respect to any Distribution Date, the portion of the Available
Distribution  Amount for such  Distribution  Date attributable to interest received or advanced with respect to the
Group 1 Loans  net of the  Expense  Fee  Rate  and net of the pro  rata  portion  (determined  on the  basis of the aggregated  Stated  Principal  Balance  of the Group 1 Loans and  Group 2 Loans) of any Net Swap  Payments  or Swap
Termination Payments not due to a Swap Provider Trigger Event.

         Group 1 Loans:  The Mortgage  Loans  designated on the Mortgage Loan Schedule  attached  hereto as Exhibit
One-A.  The Group 1 Loans are related to the Class 1-A, Class M and Class SB Certificates.

         Group 1 Maximum Rate Cap:  With respect to the Class 1-A  Certificates  and any  Distribution  Date, a per
annum rate (which will not be less than zero) equal to (i) the weighted  average of the Net Maximum  Mortgage Rates of the Group 1 Loans using the Net Maximum  Mortgage  Rates in effect on such Group 1 Loans  during the related Due
Period,  multiplied by a fraction,  expressed as a percentage,  the numerator of which is 30 and the denominator of which is the actual number of days in the related  Interest  Accrual Period for such  Certificates,  minus (ii) the product  of (a) a  fraction,  expressed  as a  percentage,  the  numerator  of which is the  amount of any Net Swap
Payments or Swap  Termination  Payments not due to a Swap  Provider  Trigger  Event owed to the Swap Provider as of such  Distribution  Date and the  denominator of which is the aggregate  Stated  Principal  Balance of the Mortgage
Loans before giving effect to distributions of principal to be made on that Distribution  Date, and (b) a fraction, the numerator of which is 360 and the  denominator  of which is the actual  number of days in the related  Interest
Accrual Period.

         Group 1 Net WAC Cap Rate:  With respect to the Class 1-A  Certificates  and any  Distribution  Date, a per
annum rate (which will not be less than zero)  equal to (i) the  product of  (a)  the  weighted  average of the Net
Mortgage  Rates (or, if  applicable,  the Modified Net Mortgage  Rates) on the Group 1 Loans using the Net Mortgage
Rates in effect for the Monthly  Payments due on the Group 1 Loans  during the related Due Period,  weighted on the basis of the respective  Stated Principal  Balances  thereof for such  Distribution  Date, and (b) a fraction,  the numerator  of which  is 30 and the  denominator  of which is the  actual  number  of days in the  related  Interest
Accrual Period minus (ii) the product of (a) a fraction,  expressed as a percentage,  the numerator of which is the amount of any Net Swap Payments or Swap  Termination  Payment not due to a Swap Provider  Trigger Event owed to the
Swap Provider as of such  Distribution  Date and the denominator of which is the aggregate Stated Principal Balance of the Mortgage  Loans before giving effect to  distributions  of principal to be made on such  Distribution  Date, and (b) a  fraction,  the numerator of which is 360 and the  denominator  of which is the actual number  of days in the related Interest Accrual Period.

         Group 1 REMIC II Net WAC Rate:  With  respect  to any  Distribution  Date,  a per annum  rate equal to the weighted average of the Net Mortgage Rates on the Group 1 Loans reduced by the Adjusted Strip Rate.

         Group 1 REMIC III Net WAC Rate:  With  respect  to any  Distribution  Date,  a per annum rate equal to the weighted average of the Uncertificated REMIC II Pass-Through Rates for REMIC II Regular Interests Y-1 and Z-1.

         Group 2  Adjusted  Net WAC Cap Rate:  With  respect  to the Class 2-A  Certificates  and any  Distribution
Date,  a per  annum  rate  equal to the sum of (i) the  Group 2 Net WAC Cap Rate  and  (ii)  the  product  of (A) a fraction,  stated as a percentage,  the numerator of which is 360 and the denominator of which is the actual number of days in the related  Interest  Accrual  Period and (B) the sum of (x) a fraction,  stated as a  percentage,  the numerator of which is an amount equal to the proceeds,  if any,  payable under the Corridor  Agreement with respect to such  Distribution  Date and the  denominator  of which is the aggregate  Certificate  Principal  Balance of the
Class 2-A Certificates  immediately  prior to such  Distribution  Date and (y) a fraction,  stated as a percentage, the  numerator  of  which  is an  amount  equal  to any Net  Swap  Payments  owed by the  Swap  Provider  for  such
Distribution  Date and the denominator of which is the aggregate Stated  Principal  Balance of the Group 2 Loans as of the immediately preceding Distribution Date.

         Group 2 Basis Risk  Shortfall:  With  respect  any class of Class 2-A  Certificates  and any  Distribution
Date, an amount equal to the excess,  if any, of (i) Accrued  Certificate  Interest for that Class of  Certificates calculated  at a rate equal to the lesser of (a)  One-Month  LIBOR plus the  related  Margin and (b) the greater of
(x) the Group 2 Maximum  Rate Cap for such  Distribution  Date and (y) the  Group 2  Adjusted  Net WAC Cap Rate for
such  Distribution  Date, over (ii) Accrued  Certificate  Interest for that Class calculated at the Group 2 Net WAC
Cap Rate for such Distribution  Date; plus any unpaid Group 2 Basis Risk Shortfall from prior  Distribution  Dates, plus  interest  thereon at a rate equal to  one-month  LIBOR plus the related  Margin to the extent not  previously paid from Excess Cashflow or the Supplemental Interest Trust.

         Group 2 Interest  Remittance  Amount:  With respect to any Distribution Date, the portion of the Available
Distribution  Amount for such  Distribution  Date attributable to interest received or advanced with respect to the
Group 2 Loans  net of the  Expense  Fee  Rate  and net of the pro  rata  portion  (determined  on the  basis of the aggregate  Stated  Principal  Balance  of the Group 1 Loans and  Group 2 Loans)  of any Net Swap  Payments  or Swap
Termination Payments not due to a Swap Provider Trigger Event.

         Group 2 Loans:  The Mortgage  Loans  designated on the Mortgage Loan Schedule  attached  hereto as Exhibit
One-B.  The Group 2 Loans are related to the Class 2-A, Class M and Class SB Certificates.

          Group 2 Maximum Rate Cap: With respect to the Class 2-A  Certificates  and any  Distribution  Date, a per
annum rate (which will not be less than zero) equal to (i) the weighted  average of the Net Maximum  Mortgage Rates of the Group 2 Loans using the Net Maximum  Mortgage  Rates in effect on such Group 2 Loans  during the related Due
Period,  multiplied by a fraction,  expressed as a percentage,  the numerator of which is 30 and the denominator of which is the actual number of days in the related  Interest  Accrual Period for such  Certificates,  minus (ii) the product  of (a) a  fraction,  expressed  as a  percentage,  the  numerator  of which is the  amount of any Net Swap
Payments or Swap  Termination  Payments not due to a Swap  Provider  Trigger  Event owed to the Swap Provider as of such  Distribution  Date and the  denominator of which is the aggregate  Stated  Principal  Balance of the Mortgage
Loans before giving effect to distributions of principal to be made on that Distribution  Date, and (b) a fraction, the numerator of which is 360 and the  denominator  of which is the actual  number of days in the related  Interest
Accrual Period.

         Group 2 Net WAC Cap Rate:  With respect to the Class 2-A  Certificates  and any  Distribution  Date, a per
annum rate (which will not be less than zero)  equal to (i) the  product of  (a)  the  weighted  average of the Net
Mortgage  Rates (or, if  applicable,  the Modified Net Mortgage  Rates) on the Group 2 Loans using the Net Mortgage
Rates in effect for the Monthly  Payments due on the Group 2 Loans  during the related Due Period,  weighted on the basis of the respective  Stated Principal  Balances  thereof for such  Distribution  Date, and (b) a fraction,  the numerator  of which  is 30 and the  denominator  of which is the  actual  number  of days in the  related  Interest
Accrual Period minus (ii) the product of (a) a fraction,  expressed as a percentage,  the numerator of which is the amount of any Net Swap Payments or Swap  Termination  Payment not due to a Swap Provider  Trigger Event owed to the
Swap Provider as of such  Distribution  Date and the denominator of which is the aggregate Stated Principal Balance of the Mortgage  Loans before giving effect to  distributions  of principal to be made on that  Distribution  Date, and (b) a  fraction,  the numerator of which is 360 and the  denominator  of which is the actual number  of days in the related Interest Accrual Period.

         Group 2 REMIC II Net WAC Rate:  With  respect  to any  Distribution  Date,  a per annum  rate equal to the weighted average of the Net Mortgage Rates on the Group 2 Loans reduced by the Adjusted Strip Rate.

         Group 2 REMIC III Net WAC Rate:  With  respect  to any  Distribution  Date,  a per annum rate equal to the weighted average of the Uncertificated REMIC II Pass-Through Rates for REMIC II Regular Interests Y-2 and Z-2.

         Index:  With respect to any Mortgage Loan and as to any  Adjustment  Date  therefor,  the related index as stated in the related Mortgage Note.

         Initial Subordinate Class Percentage:  Not applicable.

         Interest Accrual Period:  With respect to the Distribution  Date in August 2007, the period  commencing on the Closing  Date and ending on the day  immediately  preceding  the  Distribution  Date in August  2007,  and with respect  to any  Distribution  Date after the  Distribution  Date in August  2007,  the  period  commencing  on the
Distribution  Date in the month  immediately  preceding the month in which such Distribution Date occurs and ending on the day immediately preceding such Distribution Date.

         Interest  Distribution  Amount:  For any Distribution  Date, the aggregate of the amounts payable pursuant to Section 4.02(c)(i).

         Interest Only Certificates:  None.

         Interest  Remittance  Amount:  The  Group 1  Interest  Remittance  Amount or Group 2  Interest  Remittance
Amount, as applicable.

         LIBOR:  With respect to any Distribution  Date, the arithmetic mean of the London  interbank  offered rate quotations  for one-month  U.S.  Dollar  deposits,  expressed on a per annum basis,  determined in accordance  with
Section 1.02.

         LIBOR  Business  Day:  Any day  other  than  (i) a  Saturday  or  Sunday  or (ii) a day on  which  banking institutions in London, England are required or authorized to by law to be closed.

         LIBOR Certificates:  The Class A Certificates and Class M Certificates.

         LIBOR Rate  Adjustment  Date:  With  respect to each  Distribution  Date,  the second  LIBOR  Business Day immediately preceding the commencement of the related Interest Accrual Period.

         Liquidation Proceeds:  As defined in the Standard Terms but excluding Subsequent Recoveries.

         Loan Group 1: The Mortgage  Loans  designated  on the Mortgage Loan  Schedule  attached  hereto as Exhibit
One-A.

         Loan Group 2: The Mortgage  Loans  designated  on the Mortgage Loan  Schedule  attached  hereto as Exhibit
One-B.

         Margin: The Class 1-A-1 Margin,  Class 1-A-2 Margin,  Class 1-A-3 Margin,  Class 2-A-1 Margin, Class 2-A-2
Margin,  Class M-1 Margin,  Class M-2  Margin,  Class M-3 Margin,  Class M-4  Margin,  Class M-5 Margin,  Class M-6
Margin, Class M-7 Margin, Class M-8 Margin and Class M-9 Margin, as applicable.

         Marker  Rate:  With  respect  to the Class SB  Certificates  or REMIC IV  Regular  Interest  SB-IO and any
Distribution  Date, in relation to the REMIC III Regular  Interests  LT1, LT2, LT3, LT4 and LT-Y1, a per annum rate equal to two (2) times the  weighted  average  of the  Uncertificated  REMIC III  Pass-Through  Rates for REMIC III
Regular  Interest LT2 and REMIC III Regular  Interest  LT3. With respect to the Class SB  Certificates  or REMIC IV
Regular  Interest SB-IO and any  Distribution  Date, in relation to REMIC III Regular  Interests LT5, LT6, LT7, LT8 and LT-Y2,  a per annum  rate equal to two (2) times the  weighted  average  of the  Uncertificated  REMIC III Pass
Through Rates for REMIC III Regular Interest LT6 and REMIC III Regular Interest LT7

         Maturity  Date:  August 25, 2037,  the  Distribution  Date in the month of the latest  scheduled  maturity date of any Mortgage Loan.

         Maximum  Mortgage  Rate: As to any Mortgage  Loan,  the per annum rate indicated in Mortgage Loan Schedule hereto attached  hereto as the "NOTE  CEILING,"  which rate is the maximum  interest rate that may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

         Maximum Net Mortgage  Rate: As to any Mortgage Loan and any date of  determination,  the Maximum  Mortgage
Rate minus the Expense Fee Rate.

         Mortgage  Loan  Schedule:  The list or lists of the Mortgage  Loans  attached  hereto as Exhibit One-A and
Exhibit One-B (and as amended from time to time to reflect the addition of Qualified  Substitute  Mortgage  Loans), which list or lists shall set forth the following information as to each Mortgage Loan:

         (i)      the Mortgage Loan identifying number ("RFC LOAN #");

         (ii)     the maturity of the Mortgage Note ("MATURITY DATE");

         (iii)    the Mortgage Rate as of origination ("ORIG RATE");

         (iv)     the Mortgage Rate as of the Cut-off Date ("CURR RATE");

         (v)      the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

         (vi)     the  scheduled  monthly  payment of  principal,  if any,  and  interest  as of the  Cut-off  Date
("ORIGINAL P & I" or "CURRENT P & I");

         (vii)    the Cut-off Date Principal Balance ("PRINCIPAL BAL");

         (viii)   the Maximum Mortgage Rate ("NOTE CEILING");

         (ix)     the Maximum Net Mortgage Rate ("NET CEILING");

         (x)      the Note Margin ("NOTE MARGIN");

         (xi)     the Note Margin ("NOTE MARGIN");

         (xii)    the Periodic Cap ("PERIODIC DECR" or "PERIODIC INCR");

         (xiii)   the rounding of the semi-annual or annual adjustment to the Mortgage Rate ("NOTE METHOD");

         (xiv)    the Loan-to-Value Ratio at origination ("LTV");

         (xv)     the rate at which the  Subservicing  Fee accrues  ("SUBSERV  FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

         (xvi)    a code "T," "BT" or "CT" under the column "LN  FEATURE,"  indicating  that the  Mortgage  Loan is secured by a second or vacation residence; and

         (xvii)   a code "N" under the  column  "OCCP  CODE,"  indicating  that the  Mortgage  Loan is secured by a non-owner occupied residence.

         Such  schedule  may  consist  of  multiple  reports  that  collectively  set forth all of the  information required.

         Mortgage Rate:  With respect to any Mortgage  Loan, the interest rate borne by the related  Mortgage Note, or any  modification  thereto  other than a Servicing  Modification.  The Mortgage  Rate on each Mortgage Loan will adjust on each  Adjustment  Date to equal the sum  (rounded  to the  nearest  multiple of one eighth of one percent
(0.125%)  or up to the nearest  one-eighth  of one  percent,  which are  indicated  by a "U" on the  Mortgage  Loan
Schedule,  except in the case of the Mortgage  Loans  indicated by an "X" on the Mortgage Loan  Schedule  under the heading  "NOTE  METHOD"),  of the  related  Index plus the Note  Margin,  in each case  subject  to the  applicable
Periodic Cap, Maximum Mortgage Rate and Minimum Mortgage Rate.

         Net Deferred  Interest:  On any  Distribution  Date,  Deferred  Interest on the Mortgage  Loans during the related  Due  Period net of  Principal  Prepayments  in full and  partial  Principal  Prepayments  included  in the
Available  Distribution  Amount for such  Distribution  Date and available to make principal  distributions  on the
Certificates on that Distribution Date.

         Net Maximum  Mortgage  Rate:  With  respect to any  Mortgage  Loan,  a per annum rate equal to the maximum lifetime interest rate thereon minus the related Expense Fee Rate.

         Net Mortgage  Rate:  With respect to any Mortgage Loan as of any date of  determination,  a per annum rate equal to the Mortgage Rate for such Mortgage Loan as of such date minus the related Expense Fee Rate.

         Net Swap Payment:  With respect to each  Distribution  Date, the net payment  required to be made pursuant to the terms of the Swap  Agreement by either the Swap Provider or the  Supplemental  Interest  Trust  Trustee,  on
behalf of the  Supplemental  Interest  Trust,  which net payment  shall not take into account any Swap  Termination
Payment.

         Net WAC Cap  Rate:  The  Group 1 Net WAC Cap  Rate,  Group 2 Net WAC Cap Rate or  Subordinate  Net WAC Cap
Rate, as applicable.

         Note Margin:  With respect to each Mortgage Loan, the fixed  percentage set forth in the related  Mortgage
Note and  indicated  in Exhibit One hereto as the "NOTE  MARGIN,"  which  percentage  is added to the Index on each
Adjustment Date to determine  (subject to rounding in accordance with the related  Mortgage Note, the Periodic Cap, the Maximum  Mortgage  Rate and the Minimum  Mortgage  Rate) the interest  rate to be borne by such  Mortgage  Loan until the next Adjustment Date.

         Notional Amount:  With respect to any Distribution Date and the Class SB Certificates,  100% of the Stated
Principal  Balance of the Mortgage Loans  immediately  prior to such  Distribution  Date. For REMIC purposes,  with respect to the Class SB Certificates  or REMIC IV Regular  Interest SB-IO,  immediately  prior to any  Distribution
Date, the aggregate of the Uncertificated Principal Balances of the REMIC III Regular Interests.

         Offered Certificates:  The Class A Certificates and the Class M Certificates.

         Optional  Termination  Date:  Any  Distribution  Date on or after  which the  aggregate  Stated  Principal
Balance (after giving effect to distributions to be made on such  Distribution  Date) of the Mortgage Loans is less than 10.00% of the Cut-off Date Balance.

         Overcollateralization  Amount:  With  respect to any  Distribution  Date,  the excess,  if any, of (a) the aggregate Stated  Principal  Balance of the Mortgage Loans before giving effect to distributions of principal to be made on such  Distribution Date over (b) the aggregate  Certificate  Principal Balance of the Class A  Certificates
and Class M  Certificates  before taking into account  distributions  of principal to be made on such  Distribution
Date.

         Overcollateralization Floor: An amount equal to the product of 0.50% and the Cut-off Date Balance.

         Overcollateralization  Increase Amount:  With respect to any Distribution  Date, the lesser of (i) the sum of (a) the Excess Cash Flow for that  Distribution  Date (to the extent not used to cover the amounts  described in clauses  (b)(v) and (vi) of the definition of Principal  Distribution  Amount as of such Distribution Date) and (b)
payments made under the Swap  Agreement in respect of cumulative  Realized  Losses  remaining  unpaid to the extent necessary to maintain the Required  Overcollateralization  Amount, and (ii) the excess, if any, of (1) the Required
Overcollateralization  Amount  for such  Distribution  Date  over  (2) the  Overcollateralization  Amount  for such
Distribution Date.

         Overcollateralization  Reduction  Amount:  With  respect  to any  Distribution  Date on which  the  Excess
Overcollateralization  Amount  is,  after  taking  into  account  all  other  distributions  to  be  made  on  such
Distribution  Date, greater than zero, the  Overcollateralization  Reduction Amount shall be equal to the lesser of
(i) the Excess  Overcollateralization  Amount prior to that  Distribution  Date and (ii) the  Principal  Remittance
Amount on such Distribution Date.

         Pass-Through  Rate: With respect to each Class of Certificates  (other than the Class SB Certificates  and
Class R  Certificates)  and any  Distribution  Date,  the  lesser of (i) a per annum  rate  equal to LIBOR plus the related Margin for such Distribution Date and (ii) the related Net WAC Cap Rate for such Distribution Date.

         With respect to the Class SB Certificates or REMIC IV Regular  Interest SB-IO and any  Distribution  Date,
a per annum rate  equal to the  percentage  equivalent  of a  fraction,  the  numerator  of which is the sum of the amounts  calculated  pursuant to clauses (i) through  (viii) below,  and the  denominator of which is the aggregate principal  balance of the REMIC III Regular  Interests.  For purposes of calculating the Pass-Through  Rate for the
Class SB  Certificates  or REMIC IV Regular  Interest  SB-IO,  the  numerator is equal to the sum of the  following components:

         (i)      the  Uncertificated  Pass-Through  Rate for  REMIC III  Regular  Interest  LT1 minus the  related
Marker  Rate,  applied to a notional  amount  equal to the  Uncertificated  Principal  Balance of REMIC III Regular
Interest LT1;

         (ii)     the  Uncertificated  Pass-Through  Rate for  REMIC III  Regular  Interest  LT2 minus the  related
Marker  Rate,  applied to a notional  amount  equal to the  Uncertificated  Principal  Balance of REMIC III Regular
Interest LT2;

         (iii)    the  Uncertificated  Pass-Through Rate for REMIC III Regular Interest LT4 minus twice the related
Marker  Rate,  applied to a notional  amount  equal to the  Uncertificated  Principal  Balance of REMIC III Regular
Interest LT4;

         (iv)     the  Uncertificated  Pass-Through  Rate for  REMIC III  Regular  Interest  LT5 minus the  related
Marker  Rate,  applied to a notional  amount  equal to the  Uncertificated  Principal  Balance of REMIC III Regular
Interest LT5;

         (v)      the  Uncertificated  Pass-Through  Rate for  REMIC III  Regular  Interest  LT6 minus the  related
Marker  Rate,  applied to a notional  amount  equal to the  Uncertificated  Principal  Balance of REMIC III Regular
Interest LT6;

         (vi)     the  Uncertificated  Pass-Through Rate for REMIC III Regular Interest LT8 minus twice the related
Marker  Rate,  applied to a notional  amount  equal to the  Uncertificated  Principal  Balance of REMIC III Regular
Interest LT8;

         (vii)    the  Uncertificated  Pass-Through  Rate for REMIC III  Regular  Interest  LT-Y1 minus the related
Marker  Rate,  applied to a notional  amount  equal to the  Uncertificated  Principal  Balance of REMIC III Regular
Interest LT-Y1; and

         (viii)   the  Uncertificated  Pass-Through  Rate for REMIC III  Regular  Interest  LT-Y2 minus the related
Marker  Rate,  applied to a notional  amount  equal to the  Uncertificated  Principal  Balance of REMIC III Regular
Interest LT-Y2.

         Permanent  Regulation S Global Offered  Certificate:  Any one of the Class SB  Certificates  substantially in the form of Exhibit Eleven-B hereto, and, in both cases, more fully described in Section 5.02(g) hereof.

         Prepayment  Assumption:  The  prepayment  assumption  to be used for  determining  the accrual of original issue discount and premium and market discount on the Certificates  for federal income tax purposes,  which assumes a constant prepayment rate of 25% per annum of the then outstanding principal balance of the Mortgage Loans.

         Prepayment  Charge:  With  respect to any Mortgage  Loan,  the charges or  premiums,  if any,  received in connection with a full or partial prepayment of such Mortgage Loan in accordance with the terms thereof.

         Prepayment  Charge  Loan:  Any Mortgage  Loan for which a  Prepayment  Charge may be assessed and to which such Prepayment Charge the Class SB Certificates are entitled, as indicated on the Mortgage Loan Schedule.

         Prepayment  Interest  Shortfalls:  With respect to any  Distribution  Date and any Group 1 Loan or Group 2
Loan (other than a Mortgage Loan relating to an REO  Property)  that was the subject of (a) a Principal  Prepayment in Full  during the  related  Prepayment  Period,  an amount  equal to the excess of one  month's  interest  at the related Net Mortgage  Rate (or Modified Net Mortgage  Rate in the case of a Modified  Mortgage  Loan) on the Stated
Principal  Balance of such  Mortgage  Loan over the amount of interest  (adjusted to the related Net Mortgage  Rate
(or  Modified  Net  Mortgage  Rate in the  case of a  Modified  Mortgage  Loan))  paid by the  Mortgagor  for  such
Prepayment Period to the date of such Principal  Prepayment in Full or (b) a Curtailment  during the prior calendar month,  an amount equal to one month's  interest at the related Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

         Principal  Allocation  Amount:  With  respect  to any  Distribution  Date,  the sum of (a)  the  Principal
Remittance  Amount for that  Distribution  Date, (b) any Realized Losses covered by amounts included in clause (iv)
of the  definition  of Principal  Distribution  Amount and (c) the  aggregate  amount of the  principal  portion of
Realized  Losses on the Mortgage  Loans in the calendar  month  preceding  that  Distribution  Date,  to the extent covered by Excess Cash Flow included in clause (v) of the definition of Principal  Distribution  Amount;  provided, however,  that on any  Distribution  Date on which there is (i)  insufficient  Subsequent  Recoveries  to cover all unpaid  Realized  Losses on the  Mortgage  Loans  described  in clause  (b)  above,  in  determining  the Class 1-A
Principal  Distribution  Amount and the Class 2-A Principal  Distribution  Amount,  Subsequent  Recoveries  will be allocated to the Class 1-A Certificates  and Class 2-A  Certificates,  pro rata, based on the principal  portion of unpaid  Realized Losses from prior  Distribution  Dates on the Group 1 Loans and Group 2 Loans,  respectively,  and
(ii)  insufficient  Excess Cash Flow to cover all  Realized  Losses on the Mortgage  Loans  described in clause (c)
above,  in  determining  the Class 1-A  Principal  Distribution  Amount  and the Class 2-A  Principal  Distribution
Amount,  the Excess Cash Flow remaining after the allocation  described in clause (c) or (ii) above, as applicable, will be  allocated to the Class 1-A  Certificates  and Class 2-A  Certificates,  pro rata,  based on the  principal portion of Realized  Losses  incurred  during the calendar month  preceding that  Distribution  Date on the Group 1
Loans and Group 2 Loans, respectively.

         Principal  Distribution  Amount:  With respect to any  Distribution  Date, the lesser of (a) the excess of
(x) Available  Distribution  Amount plus the amounts received by the Supplemental  Interest Trust Trustee under the
Swap Agreement for that Distribution Date over (y) the Interest Distribution Amount and (b) the sum of:

         (i)      the principal  portion of each Monthly  Payment  received or Advanced with respect to the related
Due Period on each Outstanding Mortgage Loan;

         (ii)     the Stated  Principal  Balance of any Mortgage  Loan  repurchased  during the related  Prepayment
Period (or deemed to have been so repurchased in accordance with Section  3.07(b))  pursuant to Section 2.02, 2.03,
2.04 or 4.07  and  the  amount  of any  shortfall  deposited  in the  Custodial  Account  in  connection  with  the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 or 2.04 during the prior calendar month;

         (iii)    the principal portion of all other  unscheduled  collections,  other than Subsequent  Recoveries, on the Mortgage  Loans  received (or deemed to have been so received)  during the prior  calendar  month or, in the case of Principal  Prepayments  in Full,  during the related  Prepayment  Period,  including,  without  limitation,
Curtailments,  Insurance Proceeds,  Liquidation Proceeds,  REO Proceeds and, except to the extent applied to offset
Deferred Interest,  Principal Prepayments,  to the extent applied by the Master Servicer as recoveries of principal pursuant to Section 3.14;

         (iv)     the  lesser  of  (A) Subsequent  Recoveries  for such  Distribution  Date and  (B) the  principal portion of any Realized  Losses  allocated to any Class of Class A Certificates  or Class M Certificates on a prior
Distribution Date and remaining unpaid;

         (v)      the lesser of (a) the sum of (x) the Excess Cash Flow for such  Distribution  Date (to the extent not used in clause  (iv)  above on such  Distribution  Date) and (y)  payments  made  under the Swap  Agreement  in respect of Realized Losses to the extent necessary to maintain the Required  Overcollateralization  Amount, and (b)
the principal  portion of any Realized Losses incurred,  or deemed to have been incurred,  on any Mortgage Loans in the calendar month preceding that Distribution Date; and

         (vi)     the lesser of (a) the sum of (i) the Excess Cash Flow for such  Distribution  Date, to the extent not used pursuant to clause (iv) or (v) of this definition on such  Distribution  Date and (ii) payments made under the Swap Agreement in respect of cumulative  Realized Losses  remaining  unpaid to the extent necessary to maintain the Required  Overcollateralization  Amount,  and (b) the amount of any  Overcollateralization  Increase Amount for such Distribution Date;

         minus

         (vii)    (A) the amount of any  Overcollateralization  Reduction Amount for such Distribution Date and (B)
the amount of any Capitalization Reimbursement Amount for such Distribution Date.

         Principal Only Certificates:  None.

         Principal  Remittance  Amount:  With respect to any  Distribution  Date, all amounts  described in clauses
(b)(i) through (iii) of the definition of Principal Distribution Amount for that Distribution Date.

         Record  Date:  With  respect to each  Distribution  Date and each Class of  Book-Entry  Certificates,  the
Business  Day  immediately   preceding  such   Distribution   Date.  With  respect  to  each  Class  of  Definitive
Certificates,  the close of business on the last  Business Day of the month next  preceding  the month in which the related Distribution Date occurs, except in the case of the first Record Date which shall be the Closing Date.

         Regular Certificates:  The Class A, Class M and Class SB Certificates.

         Relief Act:  The Servicemembers Civil Relief Act, as amended.

         Relief  Act  Shortfalls:  Interest  shortfalls  on the  Mortgage  Loans  resulting  from the Relief Act or similar legislation or regulations.

         REMIC I:  The segregated pool of assets  (exclusive of the Supplemental  Interest Trust Account,  the Swap
Agreement,  the SB-AM Swap Agreement and the Corridor  Agreement),  with respect to which a REMIC election is to be made, consisting of:

                  (i)      the Mortgage Loans and the related Mortgage Files;

                  (ii)     all payments  and  collections  in respect of the  Mortgage  Loans due after the Cut-off
Date (other than  Monthly  Payments due in the month of the Cut-off  Date) as shall be on deposit in the  Custodial
Account or in the Certificate Account and identified as belonging to the Trust Fund;

                  (iii)    property  which  secured a Mortgage  Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure;

                  (iv)     the  hazard  insurance  policies  and  Primary  Insurance  Policies  pertaining  to  the
Mortgage Loans, if any; and

                  (v)      all proceeds of clauses (i) through (iv) above.

         REMIC I Available  Distribution  Amount: The Available  Distribution Amount increased by the amount of any
Net Swap Payment described in clause (b)(z) thereof.

         REMIC I Distribution  Amount: For any Distribution Date, the REMIC I Available  Distribution  Amount shall be distributed to REMIC II in respect of the REMIC I Regular  Interests and the Class R-I  Certificates  thereof in the following amounts and priority:

                  (a)      to  each  of the  REMIC I  Regular  Interests,  pro  rata,  in an  amount  equal  to (A)
Uncertificated  Accrued  Interest  for such  REMIC I  Regular  Interest for such  Distribution  Date,  plus (B) any amounts payable in respect thereof remaining unpaid from previous Distribution Dates;

                  (b)      to the extent of amounts remaining after the  distributions  made pursuant to clause (a)
above, payments of principal shall be allocated as follows:

                           (i)      first,  to REMIC I Regular  Interests I and II, an amount  equal to 1/10,000 of such principal  payments for the Group 1 Loans and Group 2 Loans,  respectively;  provided that the  Uncertificated
Principal Balances of REMIC I Regular Interests I and II shall not be reduced below zero;

                           (ii)     second,   any   remainder   to  REMIC  I   Regular   Interest   A-I  until  the
Uncertificated Principal Balance of such REMIC I Regular Interest is reduced to zero;

                           (iii)    third,  any remainder  sequentially to REMIC I Regular  Interests I-1-A through
I-55-B,  starting with the lowest numerical  designation  until the  Uncertificated  Principal Balance of each such
REMIC I Regular Interest is reduced to zero,  provided that, for REMIC I Regular  Interests with the same numerical designation, such payments of principal shall be allocated pro rata between such REMIC I Regular Interests;

                           (iv)     fourth,  any  remainder  to  REMIC  I  Regular  Interests  I and II,  pro  rata according  to their  respective  Uncertificated  Principal  Balances  as reduced by the  distributions  deemed made pursuant to (i) above, until their respective Uncertificated Principal Balances are reduced to zero; and

                  (c)      to the extent of amounts  remaining  after the  distributions  made  pursuant to clauses
(a) and (b) above, to the Class R-I Certificates, such remaining amount.

         REMIC I  Realized  Losses:  Realized  Losses  on the  Mortgage  Loans  shall be  allocated  to the REMIC I
Regular  Interests as follows:  The interest  portion of Realized  Losses on the Mortgage  Loans shall be allocated among the REMIC I Regular Interests,  pro rata,  according to the amount of interest accrued but unpaid thereon, in reduction  thereof.  Any interest  portion of such Realized  Losses in excess of the amount  allocated  pursuant to the  preceding  sentence  shall be treated  as a  principal  portion of  Realized  Losses not  attributable  to any specific  Mortgage  Loan and allocated  pursuant to the  succeeding  sentences.  An amount equal to 1/10,000 of the principal  portion  of  Realized  Losses on Group 1 Loans  and  Group 2 Loans  shall be  allocated  first,  on each
Distribution  Date,  to  REMIC I  Regular  Interests  I and II,  respectively,  provided  that  the  Uncertificated
Principal  Balances  of  REMIC I  Regular  Interests  I and II shall  not be  reduced  below  zero.  Any  remaining principal  portion of Realized Losses on the Mortgage Loans shall be allocated  first, on each  Distribution  Date, to REMIC I Regular  Interest A-I until the  Uncertificated  Principal  Balance of such REMIC I Regular Interest has been reduced to zero, and thereafter to REMIC I Regular  Interest  I-1-A through REMIC I Regular  Interest  I-55-B, starting  with the  lowest  numerical  denomination  until the  Uncertificated  Principal  Balance  of such REMIC I
Regular  Interest has been reduced to zero,  provided that,  for REMIC I Regular  Interests with the same numerical denomination, such Realized Losses shall be allocated pro rata between such REMIC I Regular Interests.

         REMIC I  Regular  Interest.  Any  of the  separate  non-certificated  beneficial  ownership  interests  in
REMIC I issued  hereunder and designated as a "regular  interest" in REMIC I.  Each REMIC I Regular  Interest shall accrue interest at the related  Uncertificated  REMIC I Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal,  subject to the terms and conditions  hereof,  in an aggregate amount equal to  its  initial  Uncertificated  Principal  Balance  as  set  forth  in  the  Preliminary  Statement  hereto.  The designations for the respective REMIC I Regular Interests are set forth in the Preliminary Statement hereto.

         REMIC I  Regular  Interest A-I: A regular  interest in REMIC I that is held as an asset of REMIC II,  that has an initial  principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

         REMIC II: The  segregated  pool of assets  subject  hereto,  constituting  a portion of the primary  trust created  hereby and to be  administered  hereunder,  with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests.

         REMIC II Available  Distribution  Amount:  For any Distribution  Date, the amount distributed from REMIC I to REMIC II on such Distribution Date in respect of the REMIC I Regular Interests.

         REMIC II  Distribution  Amount:  For any Distribution  Date, the REMIC II  Available  Distribution  Amount
shall  be  distributed  to  REMIC III  in  respect  of  the  REMIC II  Regular  Interests  and  to  the  Class R-II
Certificateholders in the following amounts and priority:

                   (a)     to REMIC II Regular  Interest  LT-IO, in an amount equal to (i)  Uncertificated  Accrued
Interest for such REMIC II Regular  Interest for such  Distribution  Date, plus (ii) any amounts in respect thereof remaining unpaid from previous Distribution Dates;

                  (b)      to the extent of the portion of the REMIC II Available  Distribution  Amount  related to
Loan Group 1 remaining  after  payment of the amounts  pursuant to paragraph  (a) of this  definition  of "REMIC II
Distribution Amount":

                           (i)      first,  to  REMIC  II  Regular  Interests  Y-1  and  Z-1,   concurrently,   the
Uncertificated  Accrued Interest for such Regular Interests remaining unpaid from previous  Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

                           (ii)     second,  to  REMIC  II  Regular  Interests  Y-1  and  Z-1,  concurrently,   the
Uncertificated  Accrued Interest for such Regular Interests for the current  Distribution  Date, pro rata according to their respective Uncertificated Accrued Interest; and

                           (iii)    third,  to  REMIC  II  Regular  Interests  Y-1 and Z-1,  the  REMIC II  Regular
Interest Y-1 Principal  Distribution  Amount and the REMIC II Regular Interest Z-1 Principal  Distribution  Amount,
respectively.

                  (c)      to the extent of the portion of the REMIC II Available  Distribution  Amount  related to
Loan Group 2 remaining  after  payment of the amounts  pursuant to paragraph  (a) of this  definition  of "REMIC II
Distribution Amount":

                           (i)      first,  to  REMIC  II  Regular  Interests  Y-2  and  Z-2,   concurrently,   the
Uncertificated  Accrued Interest for such Regular Interests remaining unpaid from previous  Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

                           (ii)     second,  to  REMIC  II  Regular  Interests  Y-2  and  Z-2,  concurrently,   the
Uncertificated  Accrued Interest for such Regular Interests for the current  Distribution  Date, pro rata according to their respective Uncertificated Accrued Interest; and

                           (iii)    third,  to  REMIC  II  Regular  Interests  Y-2 and Z-2,  the  REMIC II  Regular
Interest Y-2 Principal  Distribution  Amount and the REMIC II Regular Interest Z-2 Principal  Distribution  Amount,
respectively.

                  (d)      to the extent of the REMIC II Available  Distribution  Amount for such Distribution Date remaining  after  payment of the amounts  pursuant to  paragraphs  (a) through (c) of this  definition of "REMIC II
Distribution Amount":

                           (i)      first,  to each of the REMIC II Regular  Interests,  pro rata  according to the amount of unreimbursed  Realized Losses allocable to principal  previously allocated to each such Regular Interest, the aggregate  amount of any  distributions  to the  Certificates as  reimbursement of such Realized Losses on such
Distribution Date pursuant to clause (viii) in Section 4.02(c);  provided,  however,  that any amounts  distributed pursuant  to this  paragraph  (d)(i)  of this  definition  of  "REMIC  II  Distribution  Amount"  shall not cause a reduction in the Uncertificated Principal Balances of any of the REMIC II Regular Interests; and

                           (ii)     second, to the Class R-II Certificates, any remaining amount.

         REMIC II Regular Interest:  Any of the separate non certificated  beneficial  ownership interests in REMIC
II issued  hereunder  and  designated  as a "regular  interest" in REMIC II. Each REMIC II Regular  Interest  shall accrue  interest at the related  Uncertificated  REMIC II Pass Through Rate in effect from time to time,  and shall be entitled to  distributions  of principal,  subject to the terms and conditions  hereof,  in an aggregate  amount equal to its  initial  Uncertificated  Principal  Balance as set forth in the  Preliminary  Statement  hereto.  The designations for the respective REMIC II Regular Interests are set forth in the Preliminary Statement hereto.

         REMIC II  Y  Principal   Reduction   Amounts:   For  any  Distribution  Date  the  amounts  by  which  the
Uncertificated  Principal  Balances of REMIC II Regular  Interests  Y-1 and Y-2,  respectively,  will be reduced on such  Distribution  Date by the  allocation of Realized  Losses and the  distribution  of principal,  determined as follows:

         First  determine  the  Group 1  REMIC  II Net  WAC  Rate  and the  Group  2  REMIC  II Net  WAC  Rate  for
distributions  of interest that will be made on the next  succeeding  Distribution  Date (for each loan group,  the
"Group  Interest  Rate" for that loan  group).  The REMIC II Y  Principal  Reduction  Amounts  for REMIC II Regular
Interests Y-1 and Y-2 will be determined  pursuant to the "Generic  solution for the REMIC II Y Regular  Interests"
set forth below (the "Generic  Solution") by making the following  identifications  among the loan groups and their related REMIC II Regular Interests:

         A.       Determine  which  Loan  Group  has the  lower  Group  Interest  Rate.  That  Loan  Group  will be identified  with Loan Group AA and the REMIC II Regular  Interests  related to that Loan Group will be respectively identified  with the REMIC II Regular  Interests  YAA and ZAA. The Group  Interest Rate for that Loan Group will be identified  with J%. If the two Loan Groups have the same Group  Interest Rate pick one for this  purpose,  subject to the restriction  that each loan group may be picked only once in the course of any such  selections  pursuant to paragraphs A and B of this definition.

         B.       Determine  which  Loan  Group  has the  higher  Group  Interest  Rate.  That Loan  Group  will be identified  with Loan Group BB and the REMIC II  Regular  Interests  related  to that  Group  will be  respectively identified  with the REMIC II Regular  Interests  YBB and ZBB. The Group  Interest Rate for that Loan Group will be identified  with K%.  If the two Loan  Groups  have  the same  Group  Interest  Rate the Loan  Group  not  selected pursuant to paragraph A, above, will be selected for purposes of this paragraph B.

         Second,  apply the Generic  Solution  set forth  below to  determine  the REMIC II Y  Principal  Reduction
Amounts for the Distribution Date using the identifications made above.

         GENERIC  SOLUTION  FOR THE  REMIC  II Y  PRINCIPAL  REDUCTION  AMOUNTS:  For any  Distribution  Date,  the
amounts by which the  Uncertificated  Principal  Balances of REMIC II Regular Interests YAA and ZAA,  respectively, will be reduced on such  Distribution  Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

         J% and K% represent the interest rates on Loan Group AA and Loan Group BB respectively.  J%<K%.

         For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

         PJB =    the  Loan  Group  AA  Subordinate   Component   after  the  allocation  of  Realized  Losses  and
distributions of principal on such Distribution Date.

         PKB =    the  Loan  Group  BB  Subordinate   Component   after  the  allocation  of  Realized  Losses  and
distributions of principal on such Distribution Date.

         R =      (J%PJB + K%PKB)/(PJB + PKB)

         YJ =     the REMIC II Regular Interest YAA  Uncertificated  Principal  Balance after  distributions on the prior Distribution Date.

         YK =     the REMIC II Regular Interest YBB  Uncertificated  Principal  Balance after  distributions on the prior Distribution Date.

         AYJ =    the REMIC II Regular Interest YAA Principal Reduction Amount.

         AYK =    the REMIC II Regular Interest YBB Principal Reduction Amount.

         ZJ =     the REMIC II Regular Interest ZAA  Uncertificated  Principal  Balance after  distributions on the prior Distribution Date.

         ZK =     the REMIC II Regular Interest ZBB  Uncertificated  Principal  Balance after  distributions on the prior Distribution Date.

         AZJ =    the REMIC II Regular Interest ZAA Principal Reduction Amount.

                = APJ - AYJ

         AZK =    the REMIC II Regular Interest ZBB Principal Reduction Amount.

                = APK - AYK

         PJ =     the aggregate  Uncertificated  Principal  Balance of REMIC II Regular Interests YAA and ZAA after distributions on the prior  Distribution  Date, which is equal to the aggregate  principal  balance of the Group AA
Loans.

         PK =     the aggregate  Uncertificated  Principal  Balance of REMIC II Regular Interests YBB and ZBB after distributions on the prior  Distribution  Date, which is equal to the aggregate  principal  balance of the Group BB
Loans.

         APJ =    the aggregate  principal  reduction  resulting on such Distribution Date on the Group AA Loans as a result of principal  distributions  (exclusive of any amounts  distributed  pursuant to clauses (d)(i) or (d)(ii)
of the  definition  of REMIC II  Distribution  Amount)  to be made and  Realized  Losses  to be  allocated  on such
Distribution  Date, if applicable,  which is equal to the aggregate of the REMIC II Regular  Interest YAA Principal
Reduction Amount and the REMIC II Regular Interest ZAA Principal Reduction Amount.

         APK=     the aggregate  principal  reduction  resulting on such Distribution Date on the Group BB Loans as a result of principal  distributions  (exclusive of any amounts  distributed  pursuant to clauses (d)(i) or (d)(ii)
of the  definition  of REMIC II  Distribution  Amount)  to be made and  realized  losses  to be  allocated  on such
Distribution  Date,  which is equal to the  aggregate  of the REMIC II Regular  Interest  YBB  Principal  Reduction
Amount and the REMIC II Regular Interest ZBB Principal Reduction Amount.

         a =      .0005

         a =      (R - J%)/(K% - R). a is a  non-negative  number  unless its  denominator  is zero, in which event it is undefined.

         If a is zero, AYK = YK and AYJ = (YJ/PJ)APJ.

         If a is undefined, AYJ = YJ, AYK = (YK/PK)APK. if denominator

         In the remaining situations, AYK and AYJ shall be defined as follows:

         1.       If YK - a(PK - APK)>=0,  YJ - a(PJ - APJ)>=0,  and a(PJ - APJ) < (PK - APK),  AYK = YK - aa(PJ -
APJ) and AYJ = YJ - a(PJ - APJ).

         2.       If YK - a(PK - APK) >= 0, YJ - a(PJ - APJ) >= 0,  and  a(PJ - APJ) = (PK - APK),  AYK = YK - a(PK -
APK) and AYJ = YJ - (a/a)(PK - APK).

         3.       If YK - a(PK - APK) <  0, YJ - a(PJ - APJ) >= 0, and YJ - a(PJ - APJ) >= YJ -  (YK/a),  AYK = YK
- aa(PJ - APJ) and AYJ = YJ - a(PJ - APJ).

         4.       If YK - a(PK - APK)  <  0, YJ - (YK/a)>= 0,  and YJ - a(PJ - APJ) <= YJ -  (YK/a),  AYK = 0 and
AYj = YJ - (YK/a).

         5.       If YJ - a(PJ - APJ) <  0, YJ - (YK/a)  <  0, and YK - a(PK - APK) <= YK - (aYJ),  AYK = YK -
(aYJ) and AYJ = 0.

         6.       If YJ - a(PJ - APJ) <  0, YK - a(PK - APK) >= 0, and YK - a(PK - APK) >= YK - (aYJ),  AYK = YK -
a(PK - APK) and AYJ = YJ - (a/ a)(PK - APK).

         The purpose of the  foregoing  definitional  provisions  together with the related  provisions  allocating
Realized  Losses and defining the REMIC II Regular  Interest Y-1 and Y-2 and REMIC II Regular  Interest Z-1 and Z-2
Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

         1.       Making the ratio of YK to YJ equal to g after taking  account of the allocation  Realized  Losses and the  distributions  that will be made through end of the Distribution  Date to which such provisions relate and assuring that the Principal  Reduction  Amounts for each of the REMIC II Regular Interests is greater than or equal to zero for such Distribution Date;

         2.       Making  (i) the REMIC II Regular  Interest  YAA  Uncertificated  Principal  Balance  less than or equal to 0.0005 of the sum of the  Uncertificated  Principal  Balances for REMIC II Regular  Interest YAA and REMIC
II Regular Interest ZAA and (ii) the REMIC II Regular Interest YBB  Uncertificated  Principal Balances less than or equal to 0.0005 of the sum of the  Uncertificated  Principal  Balances for REMIC II Regular  Interest YBB and REMIC
II Regular  Interest ZBB in each case after giving effect to allocations of Realized  Losses and  distributions  to be made through the end of the Distribution Date to which such provisions relate; and

         3.       Making the larger of (a) the fraction whose  numerator is YK and whose  denominator is the sum of
YK and ZK and (b) the fraction  whose  numerator is YJ and whose  denominator  is the sum of YJ, and ZJ as large as possible while remaining less than or equal to 0.0005.

         In the event of a failure of the foregoing  portion of the  definition  of REMIC II Y Principal  Reduction
Amount to accomplish  both of goals 1 and 2 above,  the amounts thereof should be adjusted so as to accomplish such goals  within the  requirement  that each REMIC II Y Principal  Reduction  Amount must be less than or equal to the sum of (a) the  principal  Realized  Losses to be allocated on the related  Distribution  Date for the related Loan
Group and (b) the  remainder of the  Available  Distribution  Amount for the related Loan Group or after  reduction thereof by the  distributions to be made on such  Distribution  Date in respect of interest on the related REMIC II
Regular  Interests,  or, if both of such goals cannot be accomplished  within such requirement,  such adjustment as is necessary  shall be made to accomplish  goal 1 within such  requirement.  In the event of any conflict among the provisions of the  definition of the REMIC II Y Principal  Reduction  Amounts,  such conflict  shall be resolved on the basis of the goals and their  priorities  set forth above  within the  requirement  set forth in the  preceding sentence

         REMIC II  Realized  Losses:  Realized  Losses on Group 1 Loans and Group 2 Loans shall be allocated to the
REMIC II Regular  Interests  as follows:  (1) The  interest  portion of Realized  Losses on Group 1 Loans,  if any, shall be allocated  among REMIC II Regular  Interests  Y-1 and Z-1,  pro rata,  according to the amount of interest accrued but unpaid thereon,  in reduction  thereof,  and thereafter to REMIC II Regular Interest LT-IO in reduction thereof;  and (2) the interest  portion of Realized Losses on Group 2 Loans, if any, shall be allocated among REMIC
II Regular  Interests Y-2 and Z-2, pro rata,  according to the amount of interest  accrued but unpaid  thereon,  in reduction  thereof,  and thereafter to REMIC II Regular Interest LT-IO in reduction  thereof.  Any interest portion of such Realized Losses in excess of the amount  allocated  pursuant to the preceding  sentence shall be treated as a principal  portion of Realized  Losses not  attributable  to any  specific  Mortgage  Loan in such Loan Group and allocated  pursuant to the  succeeding  sentences.  The principal  portion of Realized  Losses on Group 1 Loans and
Group 2 Loans shall be  allocated  to the REMIC II Regular  Interests  as  follows:  (1) The  principal  portion of
Realized Losses on Group 1 Loans shall be allocated,  first, to REMIC II Regular  Interest Y-1 to the extent of the
REMIC II Regular Interest Y-1 Principal  Reduction Amount in reduction of the  Uncertificated  Principal Balance of such Regular Interest and, second,  the remainder,  if any, of such principal portion of such Realized Losses shall be allocated to REMIC II Regular Interest Z-1 in reduction of the  Uncertificated  Principal  Balance thereof;  and
(2) the  principal  portion of Realized  Losses on Group 2 Loans  shall be  allocated,  first,  to REMIC II Regular
Interest Y-2 to the extent of the REMIC II Regular  Interest  Y-2  Principal  Reduction  Amount in reduction of the
Uncertificated  Principal  Balance of such Regular Interest and, second,  the remainder,  if any, of such principal portion  of such  Realized  Losses  shall be  allocated  to REMIC  II  Regular  Interest  Z-2 in  reduction  of the
Uncertificated Principal Balance thereof.

         REMIC II Regular Interest Y-1 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any, of the REMIC II Regular Interest Y-1 Principal  Reduction Amount for such  Distribution Date over the Realized
Losses allocated to REMIC II Regular Interest Y-1 on such Distribution Date.

         REMIC II Regular Interest Y-2 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any, of the REMIC II Regular Interest Y-2 Principal  Reduction Amount for such  Distribution Date over the Realized
Losses allocated to REMIC II Regular Interest Y-2 on such Distribution Date.

         REMIC II Regular Interest Z-1 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any, of the REMIC II Regular Interest Z-1 Principal  Reduction Amount for such  Distribution Date over the Realized
Losses allocated to REMIC II Regular Interest Z-1 on such Distribution Date.

         REMIC II Regular Interest Z-2 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any, of the REMIC II Regular Interest Z-2 Principal  Reduction Amount for such  Distribution Date over the Realized
Losses allocated to the REMIC II Regular Interest Z-2 on such Distribution Date.

         REMIC  II  Z  Principal  Reduction  Amounts:   For  any  Distribution  Date,  the  amounts  by  which  the
Uncertificated  Principal  Balances of REMIC II Regular  Interests  Z-1 and Z-2,  respectively,  will be reduced on such  Distribution  Date by the allocation of Realized Losses and the distribution of principal,  which shall be in each  case the  excess  of (A) the sum of (x) the  excess of the REMIC II  Available  Distribution  Amount  for the
related  Loan Group  (i.e.  the  "related  Loan  Group" for REMIC II Regular  Interest  Z-1 is Loan Group 1 and the
"related  Loan  Group" for REMIC II Regular  Interest  Z-2 is Loan Group 2)  exclusive  of any amount in respect of
Subsequent  Recoveries  included therein over the amount thereof  distributable  (i) in respect of interest on such
REMIC II Regular  Interest  and REMIC II Regular  Interest  Y-1 (in the case of REMIC II Regular  Interest  Z-1) or
REMIC II  Regular  Interest  Y-2 (in the case of REMIC II Regular  Interest  Z-2) and (ii) to such REMIC II Regular
Interest  and REMIC II  Regular  Interest  Y-1 (in the case of REMIC II Regular  Interest  Z-1) or REMIC II Regular
Interest Y-2 (in the case of REMIC II Regular  Interest Z-2) pursuant  clause (d)(i) of the definition of "REMIC II
Distribution  Amount" and (y) the amount of Realized Losses  allocable to principal for the related Loan Group over
(B) the related REMIC II Y Principal Reduction Amount.

         REMIC III: The  segregated  pool of assets  subject  hereto,  constituting  a portion of the primary trust created  hereby and to be  administered  hereunder,  with respect to which a separate REMIC election is to be made, consisting of the REMIC II Regular Interests.

         REMIC III  Available  Distribution  Amount:  For  any  Distribution  Date,  the  amount  distributed  from
REMIC II to REMIC III on such Distribution Date in respect of the REMIC II Regular Interests.

         REMIC III  Distribution  Amount:  For any Distribution Date, the REMIC III Available  Distribution  Amount
shall  be  distributed  to  REMIC  IV in  respect  of the  REMIC  III  Regular  Interests  and to the  Class  R-III
Certificateholders in the following amounts and priority:

                  (a)      to REMIC IV as the holder of REMIC III Regular  Interest  LT-IO,  in an amount  equal to
(i)  Uncertificated  Accrued Interest for such Regular Interest for such  Distribution  Date, plus (ii) any amounts in respect thereof remaining unpaid from previous Distribution Dates;

                  (b)      to the extent of the portion of the REMIC III Available  Distribution  Amount related to
Loan Group 1 remaining  after the  distributions  made  pursuant to clause (a) above,  to REMIC IV as the holder of
REMIC III Regular Interests LT1, LT2, LT3, LT4 and LT-Y1, allocated as follows:

                           (i)      to REMIC III Regular  Interests  LT1, LT2, LT3, LT4 and LT-Y1,  pro rata, in an amount equal to (A) their  Uncertificated  Accrued  Interest for such  Distribution  Date,  plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates; and

                           (ii)     to REMIC III Regular  Interests  LT1,  LT2,  LT3,  LT4 and LT-Y1,  in an amount equal to the  remainder  of such portion of the REMIC III  Available  Distribution  Amount  related to Loan Group 1 remaining after the distributions made pursuant to clauses (a) and (b)(i) above, allocated as follows:

                                            (A)      in respect of REMIC III Regular  Interests  LT2,  LT3, LT4 and
                                            LT-Y1, their respective Principal Distribution Amounts;

                                            (B)      in respect of REMIC III  Regular  Interest  LT1 any  remainder until the  Uncertificated  Principal  Balance  thereof  is  reduced  to zero; and

                                            (C)      any remainder in respect of REMIC III Regular  Interests  LT2,
                                            LT3,  LT4  and  LT-Y1,   pro  rata   according   to  their   respective
                                            Uncertificated  Principal  Balances  as  reduced  by the  distributions
                                            deemed   made   pursuant   to  (A)  above,   until   their   respective
                                            Uncertificated Principal Balances are reduced to zero;

                  (c)      to the extent of the portion of the REMIC III Available  Distribution  Amount related to
Loan Group 2 remaining  after the  distributions  made  pursuant to clause (a) above,  to REMIC IV as the holder of
REMIC III Regular Interests LT5, LT6, LT7, LT8 and LT-Y2, allocated as follows:

                           (i)      to REMIC III Regular  Interests  LT5, LT6, LT7, LT8 and LT-Y2,  pro rata, in an amount equal to (A) their  Uncertificated  Accrued  Interest for such  Distribution  Date,  plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates; and

                           (ii)     to REMIC III Regular  Interests  LT5,  LT6,  LT7,  LT8 and LT-Y2,  in an amount equal to the  remainder  of such portion of the REMIC III  Available  Distribution  Amount  related to Loan Group 2 remaining after the distributions made pursuant to clauses (a) and (c)(i) above, allocated as follows:

                                            (A)      in respect of REMIC III Regular  Interests  LT6,  LT7, LT8 and
                                            LT-Y2, their respective Principal Distribution Amounts;

                                            (B)      in respect of REMIC III  Regular  Interest  LT5 any  remainder until the  Uncertificated  Principal  Balance  thereof  is  reduced  to zero; and

                                            (C)      any remainder in respect of REMIC III Regular  Interests  LT6,
                                            LT7,  LT8  and  LT-Y2,   pro  rata   according   to  their   respective
                                            Uncertificated  Principal  Balances  as  reduced  by the  distributions
                                            deemed   made   pursuant   to  (A)  above,   until   their   respective
                                            Uncertificated Principal Balances are reduced to zero;

                  (d)      to the extent of amounts  remaining  after the  distributions  made  pursuant to clauses
(a) through (c) above:

                           (i)      first,  to each of the REMIC III Regular  Interests,  pro rata according to the amount of unreimbursed  Realized Losses allocable to principal  previously allocated to each such REMIC III Regular
Interest,  the aggregate  amount of any  distributions to the Certificates as reimbursement of such Realized Losses on such  Distribution  Date  pursuant to clause  (viii) in Section  4.02(c);  provided,  however,  that any amounts distributed  pursuant to this  paragraph  (d)(i) of this  definition of "REMIC III  Distribution  Amount" shall not cause a reduction in the Uncertificated Principal Balances of any of the REMIC III Regular Interests; and

                           (ii)     second, to the Class R-III Certificates, any remaining amount.

         REMIC  III  Net WAC  Rate:  The  Group  1 REMIC  III  Net  WAC  Rate,  Group 2 REMIC  III Net WAC  Rate or
Subordinate REMIC III Net WAC Rate, as applicable.

         REMIC III   Principal   Reduction   Amounts:   For  any  Distribution  Date,  the  amounts  by  which  the
Uncertificated  Principal  Balances of REMIC III Regular  Interests  LT1, LT2, LT3, LT4, LT5, LT6, LT7, LT8,  LT-Y1
and LT-Y2,  respectively,  will be reduced on such  Distribution  Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

         For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

         Y1 =     the  aggregate  Uncertificated  Principal  Balance of REMIC III Regular  Interests  LT1 and LT-Y1
after distributions on the prior Distribution Date.

         Y2 =     the  Uncertificated  Principal  Balance of REMIC III Regular Interest LT2 after  distributions on the prior Distribution Date.

         Y3 =     the  Uncertificated  Principal  Balance of REMIC III Regular Interest LT3 after  distributions on the prior Distribution Date.

         Y4 =     the  Uncertificated  Principal  Balance of REMIC III Regular Interest LT4 after  distributions on the prior Distribution Date (note:  Y3 = Y4).

         AY1 =    the combined REMIC III Regular  Interest LT1 and LT-Y1 Principal  Reduction  Amount.  Such amount shall be allocated first to REMIC III Regular  Interest LT-Y1 up to the REMIC III Regular  Interest LT-Y1 Principal
Reduction Amount and thereafter the remainder shall be allocated to REMIC III Regular Interest LT1.

         AY2 =    the REMIC III Regular Interest LT2 Principal Reduction Amount.

         AY3 =    the REMIC III Regular Interest LT3 Principal Reduction Amount.

         AY4 =    the REMIC III Regular Interest LT4 Principal Reduction Amount.

         P0 =     the aggregate  Uncertificated  Principal  Balance of REMIC III Regular  Interests  LT1, LT2, LT3,
LT4 and LT-Y1 after distributions and the allocation of Realized Losses on the prior Distribution Date.

         P1 =     the  Uncertificated  Principal  Balance of REMIC III Regular  Interests  LT1,  LT2,  LT3, LT4 and
LT-Y1 after distributions and the allocation of Realized Losses to be made on such Distribution Date.

         AP =     P0 - P1 = the  aggregate  of the  REMIC  III  Regular  Interests  LT1,  LT2,  LT3,  LT4 and LT-Y1
Principal Reduction Amounts.

               =  the  aggregate  of the  principal  portions  of  Realized  Losses  to be  allocated  to,  and the principal  distributions  to be made  on,  the  Class  1-A  Certificates  and  the  Class  M  Certificates  on such
Distribution  Date (including  distributions  of accrued and unpaid interest on the Class SB Certificates for prior
Distribution Dates).

         R0 =     the Group 1 REMIC III Net WAC Rate  (stated as a monthly  rate)  after  giving  effect to amounts distributed and Realized Losses allocated on the prior Distribution Date.

         R1 =     the Group 1 REMIC III Net WAC Rate (stated as a monthly  rate) after giving  effect to amounts to be distributed and Realized Losses to be allocated on such Distribution Date.

         a =      (Y2 + Y3)/P0.  The  initial  value of a on the  Closing  Date for use on the  first  Distribution
Date shall be 0.0001.

         a0 =     the lesser of (A) the sum of (1) for all  Classes of Class 1-A  Certificates  of the  product for each Class of (i) the monthly  interest rate (as limited by the Group 1 REMIC III Net WAC Rate, if applicable)  for such Class applicable for  distributions to be made on such  Distribution  Date and (ii) the aggregate  Certificate
Principal  Balance  for such  Class  after  distributions  and the  allocation  of  Realized  Losses  on the  prior
Distribution  Date,  (2) for all Classes of Class M  Certificates  of the product for each Class of (i) the monthly interest rate (as limited by the Subordinate  REMIC III Net WAC Rate, if applicable) for such Class  applicable for distributions to be made on such  Distribution Date and (ii) the aggregate  Certificate  Principal Balance for such
Class  multiplied  by a  fraction  whose  numerator  is the  Uncertificated  Principal  Balance of REMIC II Regular
Interest  Y-1 and  whose  denominator  is the sum of the  Uncertificated  Principal  Balances  of REMIC II  Regular
Interests Y-1 and Y-2 after  distributions  and the allocation of Realized  Losses on the prior  Distribution  Date and (3) the amount,  if any, by which the sum of the amounts in clauses  (A)(1),  (2) and (3) of the  definition of
A0 exceeds S0*Q0 and (B) R0*P0.

         a1  =    the lesser of (A) the sum of (1) for all  Classes of Class 1-A  Certificates  of the  product for each Class of (i) the monthly  interest rate (as limited by the Group 1 REMIC III Net WAC Rate, if applicable)  for such  Class  applicable  for  distributions  to be made on the  next  succeeding  Distribution  Date  and  (ii) the aggregate  Certificate  Principal Balance for such Class after  distributions and the allocation of Realized Losses to be made on such  Distribution  Date, (2) for all Classes of Class M  Certificates  of the product for each Class of (i) the monthly  interest rate (as limited by the  Subordinate  REMIC III Net WAC Rate, if applicable)  for such
Class  applicable for  distributions  to be made on the next  succeeding  Distribution  Date and (ii) the aggregate
Certificate  Principal  Balance for such Class  multiplied  by a fraction  whose  numerator  is the  Uncertificated
Principal  Balance  of REMIC  II  Regular  Interest  Y-1 and  whose  denominator  is the sum of the  Uncertificated
Principal  Balances of REMIC II Regular  Interests Y-1 and Y-2 after  distributions  and the allocation of Realized
Losses  to be made on such  Distribution  Date and (3) the  amount,  if any,  by which  the sum of the  amounts  in clauses (A)(1), (2) and (3) of the definition of A1 exceeds S1*Q1 and (B) R1*P1.

         Then, based on the foregoing definitions:

         AY1 =    AP - AY2 - AY3 - AY4;

         AY2 =    (a/2){( a0R1 - a1R0)/R0R1};

         AY3 =    aAP - AY2; and

         AY4 =    AY3.

         if both AY2 and AY3, as so determined, are non-negative numbers.  Otherwise:

         (1)      If AY2, as so determined, is negative, then

         AY2 = 0;

         AY3 = a{a1R0P0 - a0R1P1}/{a1R0};

         AY4 = AY3; and

         AY1 = AP - AY2 - AY3 - AY4.

         (2)      If AY3, as so determined, is negative, then

         AY3 = 0;

         AY2 = a{a0R1P1 - a1R0P0}/{2R1R0P1 -  a1R0};

         AY4 = AY3; and

         AY1 = AP - AY2 - AY3 - AY4.

         For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

         Y5 =     the  aggregate  Uncertificated  Principal  Balance of REMIC III Regular  Interests  LT5 and LT-Y2
after distributions on the prior Distribution Date.

         Y6 =     the  Uncertificated  Principal  Balance of REMIC III Regular Interest LT6 after  distributions on the prior Distribution Date.

         Y7 =     the  Uncertificated  Principal  Balance of REMIC III Regular Interest LT7 after  distributions on the prior Distribution Date.

         Y8 =     the  Uncertificated  Principal  Balance of REMIC III Regular Interest LT8 after  distributions on the prior Distribution Date (note:  Y7 = Y8).

         AY5 =    the  aggregate  of the REMIC III Regular  Interest  LT5 and LT-Y2  Principal  Reduction  Amounts.
Such amount  shall be  allocated  first to REMIC III Regular  Interest  LT-Y2 up to the REMIC III Regular  Interest
LT-Y2  Principal  Reduction  Amount and thereafter the remainder  shall be allocated to REMIC III Regular  Interest
LT5.

         AY6 =    the REMIC III Regular Interest LT6 Principal Reduction Amount.

         AY7 =    the REMIC III Regular Interest LT7 Principal Reduction Amount.

         AY8 =    the REMIC III Regular Interest LT8 Principal Reduction Amount.

         Q0 =     the aggregate  Uncertificated  Principal  Balance of REMIC III Regular  Interests  LT5, LT6, LT7,
LT8 and LT-Y2 after distributions and the allocation of Realized Losses on the prior Distribution Date.

         Q1 =     the aggregate  Uncertificated  Principal  Balance of REMIC III Regular  Interests  LT5, LT6, LT7,
LT8 and LT-Y2 after distributions and the allocation of Realized Losses to be made on such Distribution Date.

         AQ =     Q0 - Q1 = the  aggregate  of the  REMIC  III  Regular  Interests  LT5,  LT6,  LT7,  LT8 and LT Y2
Principal Reduction Amounts.

               =  the  aggregate  of the  principal  portions  of  Realized  Losses  to be  allocated  to,  and the principal  distributions  to be made  on,  the  Class  2-A  Certificates  and  the  Class  M  Certificates  on such
Distribution  Date (including  distributions  of accrued and unpaid interest on the Class SB Certificates for prior
Distribution Dates).

         S0 =     the  Group 2 REMIC  III Net WAC Cap Rate  (stated  as a  monthly  rate)  after  giving  effect to amounts distributed and Realized Losses allocated on the prior Distribution Date.

         S1 =     the  Group 2 REMIC  III Net WAC Cap Rate  (stated  as a  monthly  rate)  after  giving  effect to amounts to be distributed and Realized Losses to be allocated on such Distribution Date.

         a =      (Y6 + Y7)/Q0.  The  initial  value of a on the  Closing  Date for use on the  first  Distribution
Date shall be 0.0001.

         A0 =     the lesser of (A) the sum of (1) for all  Classes of Class 2-A  Certificates  of the  product for each Class of (i) the monthly  interest rate (as limited by the Group 2 REMIC III Net WAC Rate, if applicable)  for such Class applicable for  distributions to be made on such  Distribution  Date and (ii) the aggregate  Certificate
Principal  Balance  for such  Class  after  distributions  and the  allocation  of  Realized  Losses  on the  prior
Distribution  Date,  (2) for all Classes of Class M  Certificates  of the product for each Class of (i) the monthly interest rate (as limited by the Subordinate  REMIC III Net WAC Rate, if applicable) for such Class  applicable for distributions to be made on such  Distribution Date and (ii) the aggregate  Certificate  Principal Balance for such
Class  multiplied  by a  fraction  whose  numerator  is the  Uncertificated  Principal  Balance of REMIC II Regular
Interest  Y-2 and  whose  denominator  is the sum of the  Uncertificated  Principal  Balances  of REMIC II  Regular
Interests Y-1 and Y-2 after  distributions  and the allocation of Realized  Losses on the prior  Distribution  Date and (3) the amount,  if any, by which the sum of the amounts in clauses  (A)(1),  (2) and (3) of the  definition of
a0 exceeds R0*P0 and (B) S0*Q0.

         A1  =    the lesser of (A) the sum of (1) for all  Classes of Class 2-A  Certificates  of the  product for each Class of (i) the monthly  interest rate (as limited by the Group 2 REMIC III Net WAC Rate, if applicable)  for such  Class  applicable  for  distributions  to be made on the  next  succeeding  Distribution  Date  and  (ii) the aggregate  Certificate  Principal Balance for such Class after  distributions and the allocation of Realized Losses to be made on such  Distribution  Date, (2) for all Classes of Class M  Certificates  of the product for each Class of (i) the monthly  interest rate (as limited by the  Subordinate  REMIC III Net WAC Rate, if applicable)  for such
Class  applicable for  distributions  to be made on the next  succeeding  Distribution  Date and (ii) the aggregate
Certificate  Principal  Balance for such Class  multiplied  by a fraction  whose  numerator  is the  Uncertificated
Principal  Balance of REMIC II Regular Interest Y-2 and whose  denominator is the sum of the principal  balances of
REMIC II Regular  Interests Y-1 and Y-2 after  distributions  and the  allocation of Realized  Losses to be made on such Distribution  Date and (3) the amount, if any, by which the sum of the amounts in clauses (A)(1),  (2) and (3)
of the definition of a1 exceeds R1*P1 and (B) S1*Q1.

         Then, based on the foregoing definitions:

         AY5 =    AQ - AY6 - AY7 - AY8;

         AY6 =    (a/2){(A0S1 - A1S0)/S0S1};

         AY7 =    aAQ - AY6; and

         AY8 =    AY7.

         if both AY6 and AY7, as so determined, are non-negative numbers.  Otherwise:

         (1)      If AY6, as so determined, is negative, then

         AY6 = 0;

         AY7 = a{A1S0Q0 - A0S1Q1}/{A1S0};

         AY8 = AY7; and

         AY5 = AQ - AY6 - AY7 - AY8.

         (2)      If AY7, as so determined, is negative, then

         AY7 = 0;

         AY6 = a{A0S1Q1 - A1S0Q0}/{2S1S0Q1 -  A1S0};

         AY8 = AY7; and

         AY5 = AQ - AY6 - AY7 - AY8.

         REMIC III  Realized  Losses:  Realized Losses on Group 1 Loans and Group 2 Loans shall be allocated to the
REMIC III Regular  Interests as follows:  (1) The  interest  portion of Realized  Losses on Group 1 Loans,  if any, shall be allocated among REMIC III Regular  Interests LT1, LT2, LT4 and LT-Y1,  pro rata according to the amount of interest accrued but unpaid thereon,  in reduction  thereof,  and thereafter to REMIC III Regular Interest LT-IO in reduction  thereof;  and (2) the interest  portion of Realized  Losses on Group 2 Loans, if any, shall be allocated among REMIC III Regular  Interests LT5, LT6, LT8 and LT-Y2,  pro rata,  according to the amount of interest accrued but unpaid  thereon,  in  reduction  thereof,  and  thereafter  to REMIC III Regular  Interest  LT-IO in  reduction thereof.  Any  interest  portion  of such  Realized  Losses in  excess  of the  amount  allocated  pursuant  to the preceding  sentence shall be treated as a principal  portion of Realized  Losses not  attributable  to any specific
Mortgage Loan in such Loan Group and  allocated  pursuant to the  succeeding  sentences.  The principal  portion of
Realized  Losses  with  respect  to Loan  Group 1 and Loan  Group 2 shall be  allocated  to the REMIC  III  Regular
Interests as follows:  (1) The principal  portion of Realized  Losses on Group 1 Loans shall be  allocated,  first, to REMIC III Regular  Interest  LT-Y1 to the extent that such losses were  allocated  to REMIC II Regular  Interest
Y-1 in reduction of the Uncertificated  Principal Balance thereof,  second, to REMIC III Regular Interests LT2, LT3 and LT4 pro-rata  according to their  respective  REMIC III Principal  Reduction  Amounts to the extent  thereof in reduction of the  Uncertificated  Principal  Balance of such REMIC III Regular Interests and, third, the remainder, if any, of such principal  portion of such Realized Losses shall be allocated to REMIC III Regular  Interest LT1 in reduction of the  Uncertificated  Principal  Balance thereof;  and (2) the principal  portion of Realized Losses on
Group 2 Loans shall be allocated,  first,  to REMIC III Regular  Interest LT-Y2 to the extent that such losses were allocated to REMIC II Regular Interest Y-2 in reduction of the  Uncertificated  Principal Balance thereof,  second, to REMIC III Regular  Interests  LT6,  LT7 and LT8  pro-rata  according  to their  respective  REMIC III  Principal
Reduction  Amounts to the extent  thereof in reduction of the  Uncertificated  Principal  Balance of such REMIC III
Regular  Interests and, third,  the remainder,  if any, of such principal  portion of such Realized Losses shall be allocated to REMIC III Regular Interest LT5 in reduction of the Uncertificated Principal Balance thereof.

         REMIC III  Regular  Interests:  Any of the separate non  certificated  beneficial  ownership  interests in
REMIC III issued  hereunder and  designated as a "regular  interest" in REMIC III. Each REMIC III Regular  Interest shall accrue  interest at the related  Uncertificated  REMIC III Pass Through Rate in effect from time to time, and shall be entitled to  distributions  of  principal,  subject to the terms and  conditions  hereof,  in an aggregate amount equal to its initial  Uncertificated  Principal  Balance as set forth in the Preliminary  Statement  hereto.
The designations for the respective REMIC III Regular Interests are set forth in the Preliminary Statement hereto.

         REMIC III Regular Interest LT1 Principal  Distribution  Amount:  For any Distribution Date, the excess, if any,  of the REMIC III  Regular  Interest  LT1  Principal  Reduction  Amount  for such  Distribution  Date over the
Realized Losses allocated to REMIC III Regular Interest LT1 on such Distribution Date.

         REMIC III Regular Interest LT2 Principal  Distribution  Amount:  For any Distribution Date, the excess, if any,  of the REMIC III  Regular  Interest  LT2  Principal  Reduction  Amount  for such  Distribution  Date over the
Realized Losses allocated to REMIC III Regular Interest LT2 on such Distribution Date.

         REMIC III Regular Interest LT3 Principal  Distribution  Amount:  For any Distribution Date, the excess, if any,  of the REMIC III  Regular  Interest  LT3  Principal  Reduction  Amount  for such  Distribution  Date over the
Realized Losses allocated to REMIC III Regular Interest LT3 on such Distribution Date.

         REMIC III Regular Interest LT4 Principal  Distribution  Amount:  For any Distribution Date, the excess, if any,  of the REMIC III  Regular  Interest  LT4  Principal  Reduction  Amount  for such  Distribution  Date over the
Realized Losses allocated to REMIC III Regular Interest LT4 on such Distribution Date.

         REMIC III Regular Interest LT5 Principal  Distribution  Amount:  For any Distribution Date, the excess, if any,  of the REMIC III  Regular  Interest  LT5  Principal  Reduction  Amount  for such  Distribution  Date over the
Realized Losses allocated to REMIC III Regular Interest LT5 on such Distribution Date.

         REMIC III Regular Interest LT6 Principal  Distribution  Amount:  For any Distribution Date, the excess, if any,  of the REMIC III  Regular  Interest  LT6  Principal  Reduction  Amount  for such  Distribution  Date over the
Realized Losses allocated to REMIC III Regular Interest LT6 on such Distribution Date.

         REMIC III Regular Interest LT7 Principal  Distribution  Amount:  For any Distribution Date, the excess, if any,  of the REMIC III  Regular  Interest  LT7  Principal  Reduction  Amount  for such  Distribution  Date over the
Realized Losses allocated to REMIC III Regular Interest LT7 on such Distribution Date.

         REMIC III Regular Interest LT8 Principal  Distribution  Amount:  For any Distribution Date, the excess, if any,  of the REMIC III  Regular  Interest  LT8  Principal  Reduction  Amount  for such  Distribution  Date over the
Realized Losses allocated to REMIC III Regular Interest LT8 on such Distribution Date.

         REMIC III Regular Interest LT-Y1 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any, of the REMIC III Regular  Interest LT-Y1 Principal  Reduction  Amount for such  Distribution  Date over the
Realized Losses allocated to REMIC III Regular Interest LT-Y1 on such Distribution Date.

         REMIC III Regular Interest LT-Y2 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any, of the REMIC III Regular  Interest LT-Y2 Principal  Reduction  Amount for such  Distribution  Date over the
Realized Losses allocated to REMIC III Regular Interest LT-Y2 on such Distribution Date.

         REMIC IV: The  segregated  pool of assets  subject  hereto,  constituting  a portion of the primary  trust created  hereby and to be  administered  hereunder,  with respect to which a separate REMIC election is to be made, consisting of the REMIC III Regular Interests.

         REMIC IV Available  Distribution  Amount:  For any  Distribution  Date, the amount  distributed from REMIC
III to REMIC IV on such Distribution Date in respect of the REMIC III Regular Interests.

         REMIC IV  Distribution  Amount:  For any  Distribution  Date, the REMIC IV Available  Distribution  Amount
shall be deemed  distributed  to the Class A  Certificates  and Class M  Certificates  in respect of the portion of such Certificates  representing  ownership of REMIC IV Regular  Interests,  REMIC IV Regular Interests SB-IO, SB-PO
and IO and the Class R-IV Certificates thereof in the following amounts and priority:

         (i)      to the REMIC V in  respect  of REMIC IV  Regular  Interest  IO,  the  amount  distributable  with respect to such  REMIC IV Regular  Interest  as  described  in the  Preliminary  Statement,  being paid from and in reduction of the REMIC IV Available Distribution Amount for such Distribution Date;

         (ii)     to the Class A  Certificateholders,  the  Accrued  Certificate  Interest  payable  on the Class A
Certificates  with respect to such  Distribution  Date, plus any related  amounts  accrued  pursuant to this clause
(ii) but  remaining  unpaid from any prior  Distribution  Date,  being paid from and in  reduction  of the REMIC IV
Available Distribution Amount for such Distribution Date;

         (iii)    to the  Class M  Certificateholders,  from the  amount,  if any,  of the  Available  Distribution
Amount  remaining  after  the  foregoing  distributions,  Accrued  Certificate  Interest  payable  on the  Class  M
Certificates  with respect to such  Distribution  Date, plus any related  amounts  accrued  pursuant to this clause
(iii) but remaining unpaid from any prior Distribution  Date,  sequentially,  to the Class M-1  Certificateholders,
Class  M-2   Certificateholders,   Class  M-3   Certificateholders,   Class  M-4   Certificateholders,   Class  M-5
Certificateholders,  Class M-6 Certificateholders,  Class M-7 Certificateholders,  Class M-8 Certificateholders and
Class  M-9  Certificateholders  in that  order,  being  paid  from  and in  reduction  of the  REMIC  IV  Available
Distribution Amount for such Distribution Date;

         (iv)     the Principal  Distribution  Amount shall be distributed as follows,  to be applied to reduce the principal  balance of the REMIC IV Regular  Interest  related to the  applicable  Certificates  in each case to the extent of the remaining Principal Distribution Amount:

         (A)      first,  the Class 1-A Principal  Distribution  Amount shall be  distributed  sequentially  to the
Class 1-A-1 Certificateholders,  Class 1-A-2 Certificateholders and Class 1-A-3 Certificateholders,  in that order, in each case until the Certificate Principal Balance thereof is reduced to zero;

         (B)      second,  the Class 2-A Principal  Distribution  Amount shall be distributed  sequentially  to the
Class  2-A-1  Certificateholders  and  Class  2-A-2  Certificateholders,  in that  order,  in each  case  until the
Certificate Principal Balance thereof has been reduced to zero;

         (C)      third, to the Class M-1  Certificateholders,  the Class M-1 Principal  Distribution Amount, until the Certificate Principal Balance of the Class M-1 Certificates has been reduced to zero;

         (D)      fourth, to the Class M-2  Certificateholders,  the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-2 Certificates has been reduced to zero;

         (E)      fifth, to the Class M-3  Certificateholders,  the Class M-3 Principal  Distribution Amount, until the Certificate Principal Balance of the Class M-3 Certificates has been reduced to zero;

         (F)      sixth, to the Class M-4  Certificateholders,  the Class M-4 Principal  Distribution Amount, until the Certificate Principal Balance of the Class M-4 Certificates has been reduced to zero;

         (G)      seventh,  to the Class M-5  Certificateholders,  the Class  M-5  Principal  Distribution  Amount,
until the Certificate Principal Balance of the Class M-5 Certificates has been reduced to zero;

         (H)      eighth, to the Class M-6  Certificateholders,  the Class M-6 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-6 Certificates has been reduced to zero;

         (I)      ninth, to the Class M-7  Certificateholders,  the Class M-7 Principal  Distribution Amount, until the Certificate Principal Balance of the Class M-7 Certificates has been reduced to zero;

         (J)      tenth, to the Class M-8  Certificateholders,  the Class M-8 Principal  Distribution Amount, until the Certificate Principal Balance of the Class M-8 Certificates has been reduced to zero; and

         (K)      eleventh,  to the Class M-9  Certificateholders,  the Class M-9  Principal  Distribution  Amount,
until the Certificate Principal Balance of the Class M-9 Certificates has been reduced to zero;

         (v)      to REMIC V in respect of REMIC IV Regular  Interests  SB-IO and SB-PO,  (A) from the  amount,  if any, of the REMIC IV Available  Distribution  Amount  remaining after the foregoing  distributions,  the sum of (I)
Accrued Certificate Interest on the Class SB Certificates,  (II) the amount of any Overcollateralization  Reduction
Amount for such Distribution  Date and (III) for any Distribution  Date after the Certificate  Principal Balance of each Class of Class A  Certificates  and Class M Certificates  has been reduced to zero, the  Overcollateralization
Amount and (B) from prepayment  charges on deposit in the Certificate  Account,  any prepayment charges received on the Mortgage Loans during the related Prepayment Period; and

         (vi)     to  the  Class  R-IV  Certificateholders,  the  balance,  if  any,  of  the  REMIC  IV  Available
Distribution Amount.

         REMIC IV  Regular  Interest SB-PO: A separate  uncertificated  beneficial  ownership  interest in REMIC IV issued  hereunder and  designated as a Regular  Interest in REMIC IV, held as an asset of REMIC V. REMIC IV Regular
Interest SB-PO shall have no entitlement to interest,  and shall be entitled to distributions of principal  subject to the terms and conditions  hereof, in aggregate amount equal to the initial  Overcollateralization  Amount as set forth in the Preliminary Statement hereto.

         REMIC IV  Regular  Interest SB-IO: A separate  uncertificated  beneficial  ownership  interest in REMIC IV issued  hereunder and  designated as a Regular  Interest in REMIC IV, held as an asset of REMIC V. REMIC IV Regular
Interest SB-IO shall have no entitlement to principal,  and shall be entitled to  distributions of interest subject to the terms and conditions  hereof,  in aggregate amount equal to the interest  distributable  with respect to the
Class SB Certificates pursuant to the terms and conditions hereof.

         REMIC IV  Regular  Interest  IO: A  separate  uncertificated  beneficial  ownership  interest  in REMIC IV issued  hereunder and  designated as a Regular  Interest in REMIC IV, held as an asset of REMIC V. REMIC IV Regular
Interest IO shall have no entitlement to principal,  and shall be entitled to  distributions of interest subject to the terms and conditions  hereof,  in aggregate  amount equal to the interest  distributable  with respect to REMIC
III Regular Interest LT-IO.

         REMIC IV  Regular  Interests:  REMIC IV Regular  Interests SB-IO,  SB-PO and IO, together with the Class A
Certificates  and Class M Certificates  exclusive of their  respective  rights to receive the payment of Basis Risk
Shortfalls and other amounts pursuant to the Swap Agreement, the SB-AM Swap Agreement and the Corridor Agreement.

         REMIC V: The  segregated  pool of assets  subject  hereto,  constituting  a portion of the  primary  trust created  hereby and to be  administered  hereunder,  with respect to which a separate REMIC election is to be made, consisting of REMIC IV Regular Interests SB-IO, SB-PO and IO.

         REMIC V Available  Distribution  Amount:  For any Distribution  Date, the amounts deemed  distributed from
REMIC IV  to REMIC V  on such  Distribution  Date in respect of  REMIC IV  Regular  Interests  SB-IO,  SB-PO and IO
pursuant to the definition of REMIC IV Distribution Amount.

         REMIC V Distribution  Amount: For any Distribution Date, the REMIC V Available  Distribution  Amount shall be  deemed  distributed  by REMIC V to the  holders  of the Class SB  Certificates  on  account  of REMIC V Regular
Interest SB and to the Supplemental Interest Trust Account on account of REMIC V Regular Interest IO.

         REMIC V Regular Interests:  The separate  beneficial  ownership  interests in REMIC V issued hereunder and designated as a "regular  interest" in REMIC V, the  ownership of which is evidenced by the Class SB  Certificates.
The REMIC V Regular  Interests shall be entitled to distributions  of interest and principal,  subject to the terms and conditions hereof, as set forth in the Preliminary Statement hereto.

         Required  Overcollateralization  Amount:  With respect to any Distribution  Date (i) prior to the Stepdown
Date, an amount equal to 1.15% of the aggregate  Stated  Principal  Balance of the Mortgage Loans as of the Cut-off
Date;  (ii) on or after the Stepdown  Date but prior to the  Distribution  Date in August 2013,  provided a Trigger
Event is not in effect,  the greater of (x) 2.875% of the outstanding  aggregate  Stated  Principal  Balance of the
Mortgage   Loans  after   giving   effect  to   distributions   made  on  that   Distribution   Date  and  (y)  the
Overcollateralization  Floor;  (iii) on or after the Stepdown Date and on or after the Distribution  Date in August
2013,  provided a Trigger  Event is not in effect,  the greater of (x) 2.30% of the  outstanding  aggregate  Stated
Principal  Balance of the Mortgage Loans after giving effect to distributions  made on that  Distribution  Date and
(y) the  Overcollateralization  Floor; and (iv) on or after the Stepdown Date if a Trigger Event is in effect,  the
Required  Overcollateralization  Amount for the immediately preceding Distribution Date; provided that the Required
Overcollateralization  Amount may be reduced so long as written  confirmation  is obtained  from each rating agency that the reduction will not reduce the ratings  assigned to the Class A Certificates  and Class M  Certificates  by
that rating agency below the lower of the  then-current  ratings or the ratings  assigned to those  certificates as of the closing date by that rating agency.

         Rule 144A:  Rule 144A under the Securities Act of 1933, as in effect from time to time.

         Rule 144A Global  Offered  Certificate:  Any one of the Class SB  Certificates  substantially  in the form annexed to the Standard Terms as Exhibit C-II, as more fully described in Section 5.02(g) hereof.

         SB-AM Swap Agreement:  The interest rate swap agreement between the Supplement  Interest Trust Trustee, on behalf  of the Class A  Certificateholders  and  Class M  Certificateholders,  and the  Supplement  Interest  Trust
Trustee,  on behalf of the Class SB  Certificateholders,  evidenced by the confirmation  attached hereto as Exhibit
Five and incorporated herein by reference.

         Senior Certificate:  Any one of the Class A Certificates.

         Senior  Enhancement  Percentage:  With  respect to any  Distribution  Date,  the  percentage  obtained  by dividing (x) the sum of (i) the aggregate  Certificate  Principal  Balance of the Class M Certificates and (ii) the
Overcollateralization  Amount, in each case prior to the distribution of the Principal  Distribution Amount on such
Distribution  Date, by (y) the  aggregated  Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions made on such Distribution Date.

         Senior  Percentage:  With respect to each loan group and any  Distribution  Date, the percentage  equal to the lesser of (x) the  aggregate  Certificate  Principal  Balance of the related Class A  Certificates  immediately prior to that  Distribution  Date divided by the aggregate Stated  Principal  Balance of the Mortgage Loans in that loan group immediately prior to that Distribution Date and (y) 100%.

         Sixty-Plus  Delinquency  Percentage:  With respect to any Distribution Date on or after the Stepdown Date, the arithmetic  average,  for each of the three consecutive  Distribution Dates ending with such Distribution Date, of the fraction,  expressed as a percentage,  equal to (x) the aggregate Stated  Principal  Balance of the Mortgage
Loans  that are 60 or more days  delinquent  in payment of  principal  and  interest  for the  applicable  Due Date preceding that Distribution  Date,  including  Mortgage Loans in foreclosure,  REO Properties and Mortgage Loans in bankruptcy  over (y) the aggregate  Stated  Principal  Balance of all of the Mortgage Loans  immediately  preceding that Distribution Date.

         Specified Condition:  Shall have the meaning set forth in the Swap Agreement.

         Stated Principal  Balance:  With respect to any Mortgage Loan or related REO Property,  and as of any date of  determination,  (i) the sum of (a) the Cut-off Date Principal  Balance of the Mortgage Loan plus (b) any amount by  which  the  Stated  Principal  Balance  of the  Mortgage  Loan  has  been  increased  pursuant  to a  Servicing
Modification and (c) any amount by which the Stated  Principal  Balance of the Mortgage Loan has been increased for
Deferred  Interest  pursuant to the terms of the related Mortgage Note on or prior to the Distribution  Date, minus
(ii) the sum of (a) the  principal  portion of the Monthly  Payments due with respect to such  Mortgage Loan or REO
Property  during each Due Period  ending with the Due Period  relating to the most recent  Distribution  Date which were  received or with respect to which an Advance was made,  (b) all  Principal  Prepayments  with respect to such
Mortgage Loan or REO Property,  and all Insurance Proceeds,  Liquidation  Proceeds and REO Proceeds,  to the extent applied by the Master  Servicer as  recoveries of principal in accordance  with  Section 3.14  with respect to such
Mortgage  Loan or REO  Property,  in each case which were  distributed  pursuant to  Section 4.02  on any  previous
Distribution  Date,  and  (c) any  Realized  Loss  incurred  with  respect  to  such  Mortgage  Loan  allocated  to
Certificateholders with respect thereto for any previous Distribution Date.

         Stepdown Date: The earlier to occur of (1) the Distribution  Date  immediately  following the Distribution
Date on which the aggregate  Certificate  Principal  Balance of the Class A  Certificates  has been reduced to zero and (2) the later to occur of (x) the  Distribution  Date in August  2010 and (y) the  first  Distribution  Date on which the Senior  Enhancement  Percentage  is greater  than or equal to (a) on any  Distribution  Date prior to the
Distribution  Date in August 2013,  16.750% and (b) on any Distribution  Date on or after the Distribution  Date in
August 2013, 13.400%.

         Subordinate  Adjusted  Net  WAC  Cap  Rate:  With  respect  to any  Distribution  Date  and  the  Class  M
Certificates,  a per annum rate  equal to the  weighted  average  of (i) the Group 1 Adjusted  Net WAC Cap Rate and
(ii) the Group 2 Adjusted Net WAC Cap Rate, weighted on the basis of the Subordinate Component.

         Subordinate  Basis Risk  Shortfall:  With respect any Class of Class M Certificates  and any  Distribution
Date, an amount equal to the excess,  if any, of (i) Accrued  Certificate  Interest for that Class of  Certificates calculated  at a rate equal to the lesser of (a)  One-Month  LIBOR plus the  related  Margin and (b) the greater of
(x) the  Subordinate  Maximum  Rate Cap for such  Distribution  Date and (y) the  Subordinate  Adjusted Net WAC Cap
Rate,  over (ii) Accrued  Certificate  Interest for that Class  calculated at the  Subordinate Net WAC Cap Rate for such  Distribution  Date; plus any unpaid  Subordinate  Basis Risk Shortfall from prior  Distribution  Dates,  plus interest  thereon at a rate equal to  one-month  LIBOR plus the related  Margin to the extent not  previously  paid from Excess Cashflow or the Supplemental Interest Trust.

         Subordinate  Component:  With respect to each loan group and any  Distribution  Date, the positive excess, if any,  of the  aggregate  principal  balance  of the  Mortgage  Loans in that  loan  group,  over  the  aggregate
Certificate  Principal  Balance  of the  related  Class A  Certificates,  in each  case  immediately  prior to that
Distribution Date.

         Subordinate  Maximum Rate Cap: With respect to any distribution  date and the Class M Certificates,  a per annum rate equal to the  weighted  average  of (i) the Group 1 Maximum  Rate Cap and (ii) the Group 2 Maximum  Rate
Cap, weighted on the basis of the Subordinate Component.

         Subordinate Net WAC Cap Rate: With respect to any  Distribution  Date and the Class M Certificates,  a per
annum  rate  equal to the  weighted  average  of (i) the  Group 1 Net WAC Cap Rate and (ii) the Group 2 Net WAC Cap
Rate, weighted on the basis of the related Subordinate Component.

         Subordinate  REMIC III Net WAC Rate: With respect to any  Distribution  Date and the Class M Certificates,
a per annum  rate  equal to the  weighted  average  of the Group 1 REMIC III Net WAC Rate and Group 2 REMIC III Net
WAC Rate for such Distribution  Date,  weighted on the basis of the related  Subordinate  Component,  which for tax purposes is equal to the weighted average of the  Uncertificated  REMIC II Pass-Through  Rates for REMIC II Regular
Interests Y-1 and Y-2 for such Distribution Date.

         Subordination  Percentage:  With respect to each Class of Class A Certificates  and Class M  Certificates,
the respective percentages set forth in the table below:

                                        Class                  Percentage (1)       Percentage (2)
                                          A                       83.250%               86.600%
                                         M-1                      87.750%               90.200%
                                         M-2                      89.875%               91.900%
                                         M-3                      91.125%               92.900%
                                         M-4                      92.375%               93.900%
                                         M-5                      93.375%               94.700%
                                         M-6                      94.375%               95.500%
                                         M-7                      95.250%               96.200%
                                         M-8                      96.125%               96.900%
                                         M-9                      97.125%               97.700%
                           (1)      For any Distribution Date prior to the Distribution Date in August 2013.
                           (2)      For any Distribution Date in August 2013 or thereafter.

         Subsequent  Recovery  Allocation  Amount:  With respect to each loan group,  that portion of the Principal
Allocation  Amount in  respect of that loan group  attributable  to the  amounts  described  in clause  (iv) of the definition of Principal Distribution Amount.

         Supplemental  Interest  Trust:  The separate  trust created and  maintained by the  Supplemental  Interest
Trust Trustee pursuant to Section 4.09(a).

         Supplemental  Interest  Trust Account:  The separate  account  created and maintained  pursuant to Section
4.09(a) hereof,  which shall be entitled "DEUTSCHE BANK TRUST COMPANY AMERICAS,  as trustee, in trust for the Class
SB Certificateholder" and which must be an Eligible Account.

         Supplemental  Interest  Trust  Trustee:   Deutsche  Bank  Trust  Company  Americas,  a  New  York  banking corporation,  not in its individual  capacity,  but solely in its capacity as trustee of the Supplemental  Interest
Trust, and any successor thereto,  and any corporation or national banking association  resulting from or surviving any  consolidation  or merger to which it or its  successors  may be a party and any successor  trustee as may from time to time be serving as successor trustee hereunder.

         Swap Agreement:  The interest rate swap agreement between the Swap Provider and the Supplemental  Interest
Trust Trustee, on behalf of the Supplemental  Interest Trust,  together with any schedules,  confirmations or other agreements relating thereto.  The initial Swap Agreement is attached hereto as Exhibit Four.

         Swap  Agreement  Event of Default:  Shall have the same  meaning  given the term "Event of Default" in the
Swap Agreement.

         Swap Agreement  Notional  Balance:  As to the Swap Agreement and each Floating Rate Payer Payment Date and
Fixed Rate Payer  Payment  Date (each as defined in the Swap  Agreement)  the amount set forth on Schedule I to the
Swap Agreement for such Floating Rate Payer Payment Date and Fixed Rate Payer Payment Date.

         Swap Collateral  Account:  The separate  account  created and maintained  pursuant to Section 4.11 hereof, which shall be entitled  "DEUTSCHE  BANK TRUST  COMPANY  AMERICAS,  as trustee,  in trust for Merrill Lynch Capital
Services, Inc." and which must be an Eligible Account.

         Swap  Provider:  The swap  provider  under  the Swap  Agreement.  Initially,  the Swap  Provider  shall be
Merrill Lynch Capital Services, Inc.

         Swap Provider  Trigger Event:  With respect to any  Distribution  Date,  (i) an Event of Default under the
Swap Agreement with respect to which the Swap Provider is a Defaulting  Party,  (ii) a  Termination Event under the
Swap  Agreement  with  respect to which the Swap  Provider  is the sole  Affected  Party,  or  (iii) an  additional termination event under the Swap Agreement with respect to which the Swap Provider is the sole Affected Party.

         Swap  LIBOR:  LIBOR as  determined  pursuant to the Swap  Agreement;  provided  that with  respect to each
Distribution  Date  beginning  in August  2007 and ending with the  Distribution  Date in June 2008 and for federal income tax  purposes  only,  Swap LIBOR shall be deemed to be equal to 5.30%.  For  purposes  of REMIC I only,  the number of days in the swap calculation  period for the fixed swap payment shall be 28 for the Distribution  Date in
August 2007.

         Swap  Termination  Payment:  Upon the occurrence of an Early  Termination  Date, the payment to be made by the Supplemental  Interest Trust Trustee on behalf of the Supplemental  Interest Trust to the Swap Provider,  or by
the Swap Provider to the  Supplemental  Interest Trust Trustee for payment to the  Supplemental  Interest Trust, as applicable, pursuant to the terms of the Swap Agreement.

         Temporary  Regulation S Global Offered  Certificate:  Any one of the Class SB  Certificates  substantially in the form of Exhibit Eleven-C hereto, and, in both cases, more fully described in Section 5.02(g) hereof.

         Trigger  Event: A Trigger Event is in effect with respect to any  Distribution  Date if (a) the Sixty-Plus
Delinquency  Percentage,  as  determined  on that  Distribution  Date,  exceeds  40.00% of the  Senior  Enhancement
Percentage for that  Distribution  Date or (b) the aggregate  amount of Realized  Losses on the Mortgage Loans as a percentage of the initial  aggregate Stated Principal  Balance as of the Cut-off Date exceeds the applicable amount set forth below:

o        August 2009 to July 2010: 0.20% with respect to August 2009, plus an additional 1/12th of 0.25% for each month through July 2010.

o        August 2010 to July 2011: 0.45% with respect to August 2010, plus an additional 1/12th of 0.35% for each month through July 2011.

o        August 2011 to July 2012: 0.80% with respect to August 2011, plus an additional 1/12th of 0.35% for each month through July 2012.

o        August 2012 to July 2013: 1.15% with respect to August 2012, plus an additional 1/12th of 0.40% for each month through July 2013.

o        August 2013 to July 2014: 1.55% with respect to August 2013, plus an additional 1/12th of 0.15% for each month July 2014.

o        August 2014 and thereafter: 1.70%.

         2007-QH7 REMIC:  Any of REMIC I, REMIC II, REMIC III, REMIC IV or REMIC V, as the case may be.

         Uncertificated  Accrued  Interest:  With respect to any  Uncertificated  REMIC  Regular  Interests for any
Distribution  Date, one month's  interest at the related  Uncertificated  Pass-Through  Rate for such  Distribution
Date,  accrued  on  the  Uncertificated  Principal  Balance  or  Uncertificated  Notional  Amount,  as  applicable, immediately prior to such Distribution Date.  Uncertificated  Accrued Interest for the Uncertificated REMIC Regular
Interests  shall  accrue on the basis of a 360-day  year  consisting  of twelve  30-day  months.  For  purposes  of calculating the amount of  Uncertificated  Accrued Interest for the REMIC I Regular  Interests for any Distribution
Date, any  Prepayment  Interest  Shortfalls  and Relief Act  Shortfalls (to the extent not covered by  Compensating
Interest)  shall be  allocated  among  REMIC I  Regular  Interests,  pro  rata,  based on,  and to the  extent  of,
Uncertificated  Accrued Interest,  as calculated without application of this sentence.  For purposes of calculating the amount of  Uncertificated  Accrued Interest for the REMIC II Regular  Interests for any Distribution  Date, any
Prepayment  Interest  Shortfalls  and Relief Act Shortfalls  (to the extent not covered by  Compensating  Interest)
shall be allocated among the REMIC II Regular Interests,  pro rata, based on, and to the extent of,  Uncertificated
Accrued Interest,  as calculated  without  application of this sentence.  For purposes of calculating the amount of
Uncertificated  Accrued  Interest for the REMIC III Regular  Interests for any  Distribution  Date,  any Prepayment
Interest  Shortfalls  and Relief Act  Shortfalls  (to the extent not  covered by  Compensating  Interest)  shall be allocated among the REMIC III Regular Interests,  pro rata, based on, and to the extent of, Uncertificated  Accrued
Interest,  as  calculated  without  application  of this  sentence.  Uncertificated  Accrued  Interest  on REMIC IV
Regular  Interest  SB-PO shall be zero.  Uncertificated  Accrued  Interest on REMIC IV Regular  Interest  SB-IO for
each Distribution Date shall equal Accrued Certificate Interest for the Class SB Certificates.

         Uncertificated  Notional  Amount:  With respect to the Class SB  Certificates or REMIC IV Regular Interest
SB-IO,  immediately prior to any Distribution Date, the aggregate of the  Uncertificated  Principal Balances of the
REMIC III Regular Interests.

         With  respect  to  REMIC II  Regular  Interest  LT-IO  and  REMIC  III  Regular  Interest  LT-IO  and each
Distribution  Date listed below, the aggregate  Uncertificated  Principal  Balance of the REMIC I Regular Interests
ending with the designation "A" listed below:

                DISTRIBUTION DATE                               REMIC I REGULAR INTERESTS
                        1                                          I-1-A through I-55-A
                        2                                          I-1-A through I-55-A
                        3                                          I-1-A through I-55-A
                        4                                          I-1-A through I-55-A
                        5                                          I-1-A through I-55-A
                        6                                          I-1-A through I-55-A
                        7                                          I-1-A through I-55-A
                        8                                          I-1-A through I-55-A
                        9                                          I-1-A through I-55-A
                       10                                          I-1-A through I-55-A
                       11                                          I-1-A through I-55-A
                       12                                          I-1-A through I-55-A
                       13                                          I-2-A through I-55-A
                       14                                          I-3-A through I-55-A
                       15                                          I-4-A through I-55-A
                       16                                          I-5-A through I-55-A
                       17                                          I-6-A through I-55-A
                       18                                          I-7-A through I-55-A
                       19                                          I-8-A through I-55-A
                       20                                          I-9-A through I-55-A
                       21                                         I-10-A through I-55-A
                       22                                         I-11-A through I-55-A
                       23                                         I-12-A through I-55-A
                       24                                         I-13-A through I-55-A
                       25                                         I-14-A through I-55-A
                       26                                         I-15-A through I-55-A
                       27                                         I-16-A through I-55-A
                       28                                         I-17-A through I-55-A
                       29                                         I-18-A through I-55-A
                       30                                         I-19-A through I-55-A
                       31                                         I-20-A through I-55-A
                       32                                         I-21-A through I-55-A
                       33                                         I-22-A through I-55-A
                       34                                         I-23-A through I-55-A
                       35                                         I-24-A through I-55-A
                       36                                         I-25-A through I-55-A
                       37                                         I-26-A through I-55-A
                       38                                         I-27-A through I-55-A
                       39                                         I-28-A through I-55-A
                       40                                         I-29-A through I-55-A
                       41                                         I-30-A through I-55-A
                       42                                         I-31-A through I-55-A
                       43                                         I-32-A through I-55-A
                       44                                         I-33-A through I-55-A
                       45                                         I-34-A through I-55-A
                       46                                         I-35-A through I-55-A
                       47                                         I-36-A through I-55-A
                       48                                         I-37-A through I-55-A
                       49                                         I-38-A through I-55-A
                       50                                         I-39-A through I-55-A
                       51                                         I-40-A through I-55-A
                       52                                         I-41-A through I-55-A
                       53                                         I-42-A through I-55-A
                       54                                         I-43-A through I-55-A
                       55                                         I-44-A through I-55-A
                       56                                         I-45-A through I-55-A
                       57                                         I-46-A through I-55-A
                       58                                         I-47-A through I-55-A
                       59                                         I-48-A through I-55-A
                       60                                         I-49-A through I-55-A
                       61                                         I-50-A through I-55-A
                       62                                         I-51-A through I-55-A
                       63                                         I-52-A through I-55-A
                       64                                         I-53-A through I-55-A
                       65                                         I-54-A through I-55-A
                       66                                                 I-55-A
                   thereafter                                             $0.00

         With respect to REMIC IV Regular  Interest  IO,  immediately  prior to any  Distribution  Date,  an amount equal to the Uncertificated Notional Amount of REMIC III Regular Interest LT-IO.

         Uncertificated  Pass-Through Rate: The Uncertificated  REMIC I Pass-Through Rate,  Uncertificated REMIC II
Pass-Through Rate or the Uncertificated REMIC III Pass-Through Rate, as applicable

         Uncertificated   Principal  Balance:   The  principal  amount  of  any  Uncertificated   Regular  Interest
outstanding as of any date of determination.  The Uncertificated  Principal Balance of each Uncertificated  Regular
Interest  shall be  reduced  first by  Realized  Losses  allocated  thereto by the  definition  of REMIC I Realized
Losses,  REMIC II  Realized  Losses or REMIC III  Realized  Losses,  as  applicable,  and by all  distributions  of principal  deemed made on such  Uncertificated  Regular  Interest on such  Distribution  Date.  The  Uncertificated
Principal  Balance of each  Uncertificated  REMIC Regular  Interest shall never be less than zero.  With respect to
REMIC IV Regular  Interest SB-PO the initial amount set forth with respect thereto in the Preliminary  Statement as reduced by  distributions  deemed made in respect thereof  pursuant to Section 4.02 and Realized  Losses  allocated thereto pursuant to Section 4.05.

         Uncertificated REMIC  Regular Interests: The REMIC I Regular Interests,  REMIC II Regular Interests, REMIC
III Regular Interests and REMIC IV Regular Interests SB-IO, SB-PO and IO.

         Uncertificated  REMIC I Pass-Through  Rate: With respect to each REMIC I Regular  Interest ending with the designation  "A" and (i) any  Distribution  Date with a numerical  designation  equal to or less than the numerical designation  of such REMIC I Regular  Interest plus eleven,  a per annum rate equal to the weighted  average of the
Net Mortgage  Rates of the Mortgage  Loans  multiplied  by 10/9,  subject to a maximum rate of 5.30%  multiplied by
10/9; (ii) any other  Distribution  Date, a per annum rate equal to the weighted  average of the Net Mortgage Rates of the Mortgage  Loans.  With respect to each REMIC I Regular  Interest ending with the designation "B" and (i) any
Distribution  Date with a numerical  designation  equal to or less than the numerical  designation  of such REMIC I
Regular  Interest plus eleven,  the greater of (x) a per annum rate equal to 10  multiplied by the excess,  if any, of (A) the weighted  average of the Net Mortgage Rates of the Mortgage Loans over (B) 5.30% and (y) 0.00000%;  (ii)
any other  Distribution  Date,  a per annum rate equal to the  weighted  average of the Net  Mortgage  Rates of the
Mortgage  Loans.  With respect to REMIC I Regular  Interest A-I, the weighted  average of the Net Mortgage Rates of the Mortgage  Loans.  With respect to REMIC I Regular  Interest I, the weighted  average of the Net Mortgage  Rates on the Group 1 Loans.  With  respect to REMIC I Regular  Interest  II,  the  weighted  average of the Net  Mortgage
Rates on the Group 2 Loans.

         Uncertificated  REMIC II  Pass-Through  Rate:  With  respect  to any  Distribution  Date and (i)  REMIC II
Regular  Interests  Y-1 and Z-1, the Group 1 REMIC II Net WAC Rate,  (ii) REMIC II Regular  Interests  Y-2 and Z-2,
the Group 2 REMIC II Net WAC Rate,  and (iii)  REMIC II Regular  Interest  LT-IO,  the  excess of (i) the  weighted average  of the  Uncertificated  REMIC I  Pass-Through  Rates  for  REMIC  I  Regular  Interests  ending  with  the designation "A," over (ii) 10/9 multiplied by Swap LIBOR.

         Uncertificated  REMIC III  Pass-Through  Rate:  With  respect to any  Distribution  Date and (i) REMIC III
Regular  Interests LT1, LT2 and LT-Y1,  the Group 1 REMIC III Net WAC Rate,  (ii) REMIC III Regular  Interests LT5,
LT6 and LT-Y2,  the Group 2 REMIC III Net WAC Rate,  (iii) REMIC III Regular  Interests  LT3 and LT7, zero (0.00%),
(iv) REMIC III Regular  Interest  LT4,  twice the Group 1 REMIC III Net WAC Rate and (v) REMIC II Regular  Interest
LT8, twice the Group 2 REMIC III Net WAC Rate.

         Underwriter:  Merrill Lynch, Pierce, Fenner & Smith Incorporated.

SECTION 1.02.     DETERMINATION OF LIBOR.

         LIBOR  applicable to the calculation of the Pass-Through  Rate on the LIBOR  Certificates for any Interest
Accrual Period will be determined as of each LIBOR Rate  Adjustment  Date. On each LIBOR Rate  Adjustment  Date, or if such LIBOR Rate  Adjustment  Date is not a Business Day, then on the next  succeeding  Business Day, LIBOR shall be  established  by the Trustee  and, as to any  Interest  Accrual  Period,  will equal the rate for United  States dollar  deposits for one month which appears on the Reuters Screen  LIBOR01 page as of 11:00 a.m.,  London time, on the  second  LIBOR  Business  Day  prior to the first  day of that  Interest  Accrual  Period,  or the  LIBOR  Rate
Adjustment  Date.  Reuters Screen  LIBOR01 page means the display  designated as page LIBOR01 on the Reuters Screen or any other page as may  replace  LIBOR01  page on that  service for the purpose of  displaying  London  interbank offered  rates of major  banks.  If such rate does not appear on such page (or such other page as may replace  that page on that service,  or if such service is no longer offered,  LIBOR shall be so established by use of such other service for  displaying  LIBOR or comparable  rates as may be selected by the Trustee after  consultation  with the
Master  Servicer),  the rate will be the Reference Bank Rate.  The "Reference  Bank Rate" will be determined on the basis of the rates at which deposits in U.S.  Dollars are offered by the reference  banks (which shall be any three major  banks that are engaged in  transactions  in the London  interbank  market,  selected  by the  Trustee  after consultation  with the Master  Servicer) as of 11:00 a.m.,  London time, on the LIBOR Rate Adjustment Date to prime banks in the London  interbank  market for a period of one month in amounts  approximately  equal to the  aggregate
Certificate  Principal Balance of the LIBOR  Certificates then outstanding.  The Trustee will request the principal
London  office of each of the reference  banks to provide a quotation of its rate. If at least two such  quotations are provided,  the rate will be the  arithmetic  mean of the  quotations  rounded up to the next multiple of 1/16%.
If on such date fewer than two  quotations are provided as requested,  the rate will be the arithmetic  mean of the rates  quoted by one or more major  banks in New York City,  selected by the Trustee  after  consultation  with the
Master  Servicer,  as of 11:00 a.m., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts  approximately equal to the aggregate  Certificate  Principal Balance of the LIBOR  Certificates  then  outstanding.  If no such quotations can be obtained,  the rate will be LIBOR for the prior  Distribution  Date;  provided however,  if, under the priorities  described above,  LIBOR for a Distribution
Date would be based on LIBOR for the previous  Distribution Date for the third consecutive  Distribution  Date, the
Trustee,  after  consultation  with the Master Servicer,  shall select an alternative  comparable index (over which the Trustee has no control),  used for  determining  one-month  Eurodollar  lending  rates that is  calculated  and published (or otherwise made available) by an independent party.

         The  establishment  of LIBOR by the Trustee and the Master  Servicer on any LIBOR Rate Adjustment Date and
the Master  Servicer's  subsequent  calculation of the Pass-Through  Rate applicable to the LIBOR  Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

         Promptly  following each LIBOR Rate  Adjustment Date the Trustee shall supply the Master Servicer with the
results  of  its   determination   of  LIBOR  on  such  date.   Furthermore,   the  Trustee   will  supply  to  any
Certificateholder  so  requesting  by  telephone  by calling  (800)  735-7777  the  Pass-Through  Rate on the LIBOR
Certificates for the current and the immediately preceding Interest Accrual Period.

         Notwithstanding  the foregoing,  for the purpose of determining the amount of any payment to be made under the Swap Agreement, LIBOR will be calculated as provided in the Swap Agreement.

SECTION 1.03.     USE OF WORDS AND PHRASES.

         "Herein,"  "hereby,"  "hereunder,"  "hereof,"  "hereinbefore,"  "hereinafter"  and other  equivalent words refer to the  Pooling  and  Servicing  Agreement  as a whole.  All  references  herein  to  Articles,  Sections  or
Subsections  shall  mean the  corresponding  Articles,  Sections  and  Subsections  in the  Pooling  and  Servicing
Agreement.  The definitions set forth herein include both the singular and the plural.

ARTICLE II

                                           CONVEYANCE OF MORTGAGE LOANS;
                                         ORIGINAL ISSUANCE OF CERTIFICATES

SECTION 2.01.     CONVEYANCE OF MORTGAGE LOANS.(A)   (See Section 2.01(a) of the Standard Terms.)

(B)      (See Section 2.01(b) of the Standard Terms.)

(C)      (See Section 2.01(c) of the Standard Terms.)

(D)      (See Section 2.01(d) of the Standard Terms.)

(E)      (See Section 2.01(e) of the Standard Terms.)

(F)      It is intended  that the  conveyance  by the Company to the Trustee of the Mortgage  Loans as provided for in this Section 2.01 be and the Uncertificated  REMIC Regular Interests,  if any (as provided for in Section 2.06), be construed as a sale by the Company to the Trustee of the Mortgage  Loans and any  Uncertificated  REMIC  Regular
Interests for the benefit of the  Certificateholders.  Further,  it is not intended that such  conveyance be deemed to be a pledge of the Mortgage Loans and any  Uncertificated  REMIC Regular Interests by the Company to the Trustee
to secure a debt or other  obligation  of the  Company.  Nonetheless,  (a) this  Agreement  is  intended  to be and hereby is a security  agreement within the meaning of Articles 8 and 9 of the New York Uniform  Commercial Code and
the Uniform Commercial Code of any other applicable  jurisdiction;  (b) the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the  Company to the  Trustee of a security  interest in all of the  Company's  right  (including  the power to convey title  thereto),  title and  interest,  whether now owned or hereafter  acquired,  in and to any and all general  intangibles,  payment  intangibles,  accounts,  chattel paper, instruments,  documents,  money, deposit accounts,  certificates of deposit,  goods, letters of credit,  advices of credit and  investment  property  and other  property of whatever  kind or  description  now  existing or hereafter acquired  consisting of, arising from or relating to any of the following:  (A) the Mortgage  Loans,  including (i)
with respect to each Cooperative  Loan, the related Mortgage Note,  Security  Agreement,  Assignment of Proprietary
Lease,  Cooperative  Stock  Certificate and Cooperative  Lease, (ii) with respect to each Sharia Mortgage Loan, the related Sharia Mortgage Loan Security Instrument,  Sharia Mortgage Loan Co-Ownership  Agreement,  Obligation to Pay
and  Assignment  Agreement  and  Amendment of Security  Instrument,  (iii) with respect to each Mortgage Loan other than a Cooperative Loan or a Sharia Mortgage Loan, the related  Mortgage Note and Mortgage,  and (iv) any insurance policies and all other  documents in the related  Mortgage File, (B) all amounts  payable  pursuant to the Mortgage
Loans in accordance with the terms thereof,  (C) the Swap Agreement and the Corridor  Agreement,  including without limitation  all amounts  received  thereunder  and amounts  from time to time held or invested in the  Supplemental
Interest Trust Account,  whether in the form of cash,  instruments,  securities or property, (D) any Uncertificated
REMIC Regular  Interests and (E) all proceeds of the conversion,  voluntary or  involuntary,  of the foregoing into cash,  instruments,  securities or other property,  including without limitation all amounts from time to time held or  invested  in the  Certificate  Account or the  Custodial  Account,  whether  in the form of cash,  instruments, securities or other  property and (2) an  assignment by the Company to the Trustee of any security  interest in any and all of Residential Funding's right (including the power to convey title thereto),  title and interest,  whether now owned or hereafter  acquired,  in and to the property  described in the foregoing clauses (1)(A),  (B), (C) and
(D) granted by Residential Funding to the Company pursuant to the Assignment  Agreement;  (c) the possession by the
Trustee,  any Custodian on behalf of the Trustee or any other agent of the Trustee of Mortgage  Notes or such other items of property as constitute  instruments,  money, payment  intangibles,  negotiable  documents,  goods, deposit accounts,  letters of credit,  advices of credit,  investment  property,  certificated  securities or chattel paper shall be deemed to be  "possession  by the secured  party," or possession by a purchaser or a person  designated by such secured party, for purposes of perfecting the security interest  pursuant to the Minnesota Uniform  Commercial
Code and the  Uniform  Commercial  Code of any  other  applicable  jurisdiction  as in effect  (including,  without limitation,  Sections  8-106,  9-313,  9-314 and 9-106  thereof);  and (d)  notifications  to persons  holding such property,  and  acknowledgments,  receipts or  confirmations  from persons  holding such property,  shall be deemed notifications  to, or  acknowledgments,  receipts or  confirmations  from,  securities  intermediaries,  bailees or agents of, or persons  holding  for (as  applicable)  the  Trustee  for the  purpose of  perfecting  such  security interest under applicable law.

                  The Company and, at the Company's  direction,  Residential  Funding and the Trustee shall, to the extent  consistent  with this Agreement,  take such reasonable  actions as may be necessary to ensure that, if this
Agreement were determined to create a security  interest in the Mortgage Loans,  any  Uncertificated  REMIC Regular
Interests and the other  property  described  above,  such security  interest would be determined to be a perfected security  interest of first  priority under  applicable  law and will be maintained as such  throughout the term of this  Agreement.  Without  limiting the generality of the  foregoing,  the Company shall prepare and deliver to the
Trustee not less than 15 days prior to any filing date and, the Trustee  shall  forward for filing,  or shall cause to be forwarded for filing,  at the expense of the Company,  all filings necessary to maintain the effectiveness of any original  filings  necessary under the Uniform  Commercial Code as in effect in any jurisdiction to perfect the
Trustee's  security interest in or lien on the Mortgage Loans and any Uncertificated  REMIC Regular  Interests,  as
evidenced by an Officers'  Certificate of the Company,  including without  limitation (x) continuation  statements, and (y) such other  statements as may be occasioned by (1) any change of name of Residential  Funding,  the Company or the Trustee (such  preparation  and filing shall be at the expense of the Trustee,  if occasioned by a change in the  Trustee's  name),  (2) any  change of type or  jurisdiction  of  organization  of  Residential  Funding or the
Company,  (3) any transfer of any interest of  Residential  Funding or the Company in any Mortgage  Loan or (4) any
transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC Regular Interest

(G)      (See Section 2.01(g) of the Standard Terms.)

(H)      (See Section 2.01(h) of the Standard Terms.)

SECTION 2.02.     ACCEPTANCE BY TRUSTEE.  (See Section 2.02 of the Standard Terms.)

SECTION 2.03.     REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE MASTER SERVICER AND THE COMPANY.

(A)      For  representations,  warranties  and  covenants  of the  Master  Servicer,  see  Section  2.03(a) of the
Standard Terms.

(B)      The Company hereby  represents and warrants to the Trustee for the benefit of  Certificateholders  that as of the  Closing  Date (or,  if  otherwise  specified  below,  as of the date so  specified  and  provided  that the percentages  of the Mortgage Loans  described in this clause (b) are  approximate  percentages by aggregate  Stated
Principal  Balance  determined as of the Cut-off Date after deducting  payments due during the month of the Cut-off
Date):

(I)      No Mortgage  Loan is 30 or more days  Delinquent  in payment of  principal  and interest as of the Cut-off
                  Date and  approximately  0.9% of the Mortgage  Loans,  have been Delinquent more than once in the
                  12-month period prior to the Cut-off Date;

(II)     The  information  set forth in Exhibits  One-A and One-B hereto with respect to each  Mortgage Loan or the
                  Mortgage Loans,  as the case may be, is true and correct in all material  respects at the date or dates respecting which such information is furnished;

(III)    The  Mortgage  Loans  are  payment-option,   hybrid   adjustable-rate   mortgage  loans  with  a  negative
                  amortization  feature  with  Monthly  Payments  due,  with  respect to a majority of the Mortgage
                  Loans,  on the first day of each month and terms to maturity at  origination or  modification  of not more than 30 years;

(IV)     To the best of the  Company's  knowledge,  if a Mortgage  Loan is secured by a Mortgaged  Property  with a
                  Loan-to-Value  Ratio at  origination  in excess of 80%,  such  Mortgage  Loan is the subject of a
                  Primary  Insurance  Policy that insures (a) at least 35% of the Stated  Principal  Balance of the
                  Mortgage Loan at origination if the  Loan-to-Value  Ratio is between  100.00% and 95.01%,  (b) at least  30%  of  the  Stated  Principal  Balance  of  the  Mortgage  Loan  at  origination  if the
                  Loan-to-Value  Ratio is  between  95.00%  and  90.01%,  (c) at least 25% of such  balance  if the
                  Loan-to-Value  Ratio is between  90.00%  and  85.01% and (d) at least 12% of such  balance if the
                  Loan-to-Value  Ratio is between 85.00% and 80.01%. To the best of the Company's  knowledge,  each such  Primary  Insurance  Policy is in full force and effect and the  Trustee is  entitled to the benefits thereunder;

(V)      The issuers of the Primary Insurance Policies are insurance  companies whose  claims-paying  abilities are currently acceptable to each Rating Agency;

(VI)     No more than 0.7% of the Mortgage  Loans are secured by Mortgaged  Properties  located in any one zip code area in  California,  and no more  than  0.6% of the  Mortgage  Loans are  secured  by  Mortgaged
                  Properties located in any one zip code area outside California;

(VII)    The  improvements  upon the  Mortgaged  Properties  are insured  against loss by fire and other hazards as required by the Program  Guide,  including  flood  insurance if required under the National Flood
                  Insurance  Act of 1968,  as amended.  The  Mortgage  requires  the  Mortgagor  to  maintain  such casualty  insurance  at  the  Mortgagor's  expense,  and  on the  Mortgagor's  failure  to do so, authorizes  the holder of the Mortgage to obtain and maintain such  insurance at the  Mortgagor's expense and to seek reimbursement therefor from the Mortgagor;

(VIII)   Immediately  prior to the assignment of the Mortgage Loans to the Trustee,  the Company had good title to, and was the sole owner of, each  Mortgage  Loan free and clear of any pledge,  lien,  encumbrance or  security  interest  (other  than  rights to  servicing  and  related  compensation)  and such assignment  validly  transfers  ownership of the Mortgage  Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

(IX)     No more than 82.5% of the Mortgage Loans were  underwritten  under a reduced loan  documentation  program, none of the Mortgage Loans were  underwritten  under a no-stated income program,  and none of the
                  Mortgage Loans were underwritten under a no income/no asset program;

(X)      Except with respect to no more than 9.1% of the Mortgage  Loans,  the  Mortgagor  represented  in its loan application  with  respect to the related  Mortgage  Loan that the  Mortgaged  Property  would be owner-occupied;

(XI)     None of the Mortgage Loans is a Buy-Down Mortgage Loan;

(XII)    Each Mortgage Loan constitutes a qualified  mortgage under Section  860G(a)(3)(A) of the Code and Treasury
                  Regulation  Section  1.860G-2(a)(1),  (2),  (4),  (5),  (6), (7) and (9) without  reliance on the
                  provisions  of  Treasury  Regulation  Section   1.860G-2(a)(3)  or  Treasury  Regulation  Section
                  1.860G-2(f)(2)  or any other  provision  that  would  allow a  Mortgage  Loan to be  treated as a
                  "qualified   mortgage"   notwithstanding   its  failure  to  meet  the  requirements  of  Section
                  860G(a)(3)(A) of the Code and Treasury  Regulation  Section  1.860G-2(a)(1),  (2), (4), (5), (6),
                  (7) and (9);

(XIII)   A policy of title  insurance  was  effective  as of the  closing  of each  Mortgage  Loan and is valid and binding and  remains in full force and effect,  unless the  Mortgaged  Properties  are located in the State of Iowa and an  attorney's  certificate  has been  provided as described in the Program
                  Guide;

(XIV)    No Mortgage Loan is a Cooperative Loan;

(XV)     With respect to each Mortgage Loan originated  under a "streamlined"  Mortgage Loan program (through which no new or updated  appraisals  of  Mortgaged  Properties  are  obtained  in  connection  with the refinancing  thereof),  the  related  Seller  has  represented  that  either (a) the value of the related  Mortgaged  Property as of the date the Mortgage  Loan was  originated  was not less than the appraised  value of such property at the time of origination of the refinanced  Mortgage Loan or (b) the  Loan-to-Value  Ratio  of the  Mortgage  Loan as of the  date  of  origination  of the
                  Mortgage Loan generally meets the Company's underwriting guidelines;

(XVI)    Interest on each Mortgage  Loan is  calculated on the basis of a 360-day year  consisting of twelve 30-day months;

(XVII)   None of the Mortgage Loans contain in the related Mortgage File a Destroyed Mortgage Note;

(XVIII)  Approximately 0.5% of the Mortgage Loans have been made to International Borrowers;

(XIX)    No Mortgage Loan provides for payments  that are subject to reduction by  withholding  taxes levied by any foreign (non-United States) sovereign government; and

(XX)     None of the Mortgage  Loans are  Additional  Collateral  Loans and none of the Mortgage  Loans are Pledged
                  Asset Loans.

It is  understood  and agreed that the  representations  and  warranties  set forth in this Section  2.03(b)  shall survive delivery of the respective Custodial Files to the Trustee or any Custodian.

         Upon  discovery by any of the Company,  the Master  Servicer,  the Trustee or any Custodian of a breach of any of the  representations  and warranties set forth in this Section 2.03(b) that materially and adversely affects the interests of the  Certificateholders  in any Mortgage Loan, the party discovering such breach shall give prompt written  notice to the other parties (any  Custodian  being so obligated  under a Custodial  Agreement);  provided, however,  that in the event of a breach of the representation and warranty set forth in Section  2.03(b)(xii),  the party  discovering  such  breach  shall  give such  notice  within  five days of  discovery.  Within 90 days of its discovery  or its  receipt of notice of breach,  the  Company  shall  either (i) cure such  breach in all  material respects  or (ii)  purchase  such  Mortgage  Loan from the Trust Fund at the  Purchase  Price and in the manner set forth in Section  2.02;  provided  that the Company  shall have the option to  substitute  a  Qualified  Substitute
Mortgage Loan or Loans for such Mortgage Loan if such  substitution  occurs within two years  following the Closing
Date;  provided  that if the  omission  or defect  would  cause the  Mortgage  Loan to be other  than a  "qualified mortgage" as defined in Section  860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered.  Any such  substitution  shall be effected by the Company under the same terms and conditions as provided in Section 2.04 for  substitutions by Residential  Funding.  It is understood and agreed that the  obligation  of the Company to cure such breach or to so purchase or  substitute  for any Mortgage Loan as to which such a breach has occurred and is  continuing  shall  constitute  the sole remedy  respecting  such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders.

SECTION 2.04.     REPRESENTATIONS  AND  WARRANTIES  OF  RESIDENTIAL  FUNDING.  (See  section  2.04 of the  Standard
Terms.)

SECTION 2.05.     EXECUTION AND AUTHENTICATION OF  CERTIFICATES/ISSUANCE  OF CERTIFICATES  EVIDENCING INTERESTS IN
REMICS.

         The Trustee  acknowledges  the  assignment  to it of the Mortgage  Loans and the delivery of the Custodial
Files to it, or any Custodian on its behalf,  subject to any exceptions  noted,  together with the assignment to it of all  other  assets  included  in the  Trust  Fund  and/or  the  applicable  REMIC,  receipt  of which is  hereby acknowledged.  Concurrently  with such  delivery and in exchange  therefor,  the  Trustee,  pursuant to the written request of the Company  executed by an officer of the  Company,  has executed  and caused to be  authenticated  and delivered  to or upon the order of the  Company  the Class R-I  Certificates  in  authorized  denominations  which, together  with the  REMIC I  Regular  Interests,  evidence  the  beneficial  interest  in REMIC I, the  Class  R-II
Certificates  in  authorized  denominations  which,  together  with the REMIC II Regular  Interests,  evidence  the beneficial interest in REMIC II and the Class R-III Certificates in authorized  denominations which,  together with the REMIC III Regular Interests, evidence the beneficial interest in REMIC III.

SECTION 2.06.     CONVEYANCE OF UNCERTIFICATED REMIC REGULAR INTERESTS; ACCEPTANCE BY THE TRUSTEE.

         The Company,  as of the Closing  Date,  and  concurrently  with the execution  and delivery  hereof,  does hereby  assign  without  recourse  all the right,  title and  interest of the Company in and to the  Uncertificated
REMIC  Regular  Interests to the Trustee for the benefit of the Holders of each Class of  Certificates  (other than the Class R-I  Certificates,  Class R-II and Class  R-III  Certificates,  and with  respect to the REMIC IV Regular
Interests  SB-IO,  SB-PO  and  IO,  the  Class  R-IV  Certificates).   The  Trustee  acknowledges  receipt  of  the
Uncertificated  REMIC  Regular  Interests  and  declares  that it  holds  and will  hold the same in trust  for the exclusive  use and benefit of all present and future  Holders of each Class of  Certificates  (other than the Class
R-I, Class R-II and Class R-III  Certificates,  and with respect to the REMIC IV Regular Interests SB-IO, SB-PO and
IO, the Class R-IV  Certificates).  The rights of the Holders of each Class of  Certificates  (other than the Class
R-I, Class R-II and R-III  Certificates) to receive  distributions from the proceeds of REMIC IV and the Holders of the Class SB Certificates and the Class R-X Certificates to receive  distributions  from the proceeds of REMIC V in respect of such Classes,  and all ownership interests of the Holders of such Classes in such  distributions,  shall be as set forth in this Agreement.

SECTION 2.07.     ISSUANCE OF CERTIFICATES EVIDENCING INTEREST IN REMIC IV AND REMIC V.

         The Trustee  acknowledges  the  assignment  to it of the  Uncertificated  REMIC  Regular  Interests,  and,
concurrently  therewith and in exchange  therefor,  pursuant to the written  request of the Company  executed by an officer of the  Company,  the Trustee has  executed  and caused to be  authenticated  and  delivered to or upon the order of the  Company,  (i) all  Classes of  Certificates  (other than the Class R-I,  Class R-II,  the Class R-III
Certificates  and Class SB  Certificates) in authorized  denominations,  which,  together with the REMIC IV Regular
Interests  SB-IO,  SB-PO and IO,  evidence  the  beneficial  interests  in the  entire  REMIC IV,  and the Class SB
Certificates and Class R-X Certificates which evidence the beneficial interests in the entire REMIC V.

SECTION 2.08.     PURPOSES AND POWERS OF THE TRUST.  (See Section 2.08 of the Standard Terms.)

SECTION 2.09.     AGREEMENT REGARDING ABILITY TO DISCLOSE.

         The Company,  the Master  Servicer and the Trustee  hereby  agree,  notwithstanding  any other  express or
implied  agreement  to  the  contrary,   that  any  and  all  Persons,  and  any  of  their  respective  employees, representatives,  and other agents may disclose,  immediately  upon  commencement  of  discussions,  to any and all
Persons,  without  limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind  (including  opinions or other tax  analyses)  that are  provided  to any of them  relating to such tax treatment and tax structure.  For purposes of this  paragraph,  the terms "tax  treatment" and "tax  structure" are defined under Treasury Regulationss.1.6011-4(c).

ARTICLE III

                                  ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

SECTION 3.01.     MASTER SERVICER TO ACT AS SERVICER.  (See Section 3.01 of the Standard Terms.)

SECTION 3.02.     SUBSERVICING  AGREEMENTS BETWEEN MASTER SERVICER AND SUBSERVICERS;  ENFORCEMENT OF SUBSERVICERS'
AND SELLERS' OBLIGATIONS.  (See Section 3.02 of the Standard Terms.)

SECTION 3.03.     SUCCESSOR SUBSERVICERS.  (See Section 3.03 of the Standard Terms.)

SECTION 3.04.     LIABILITY OF THE MASTER SERVICER.  (See Section 3.04 of the Standard Terms.)

SECTION 3.05.     NO  CONTRACTUAL  RELATIONSHIP  BETWEEN  SUBSERVICER  AND  TRUSTEE  OR  CERTIFICATEHOLDERS.   (See
Section 3.05 of the Standard Terms)

SECTION 3.06.     ASSUMPTION  OR  TERMINATION  OF  SUBSERVICING  AGREEMENTS  BY TRUSTEE.  (See  Section 3.06 of the
Standard Terms)

SECTION 3.07.     COLLECTION OF CERTAIN MORTGAGE LOAN PAYMENTS; DEPOSIT TO CUSTODIAL ACCOUNT.

(A)      (See Section 3.07(a) of the Standard Terms.)

(B)      The Master  Servicer shall  establish and maintain a Custodial  Account in which the Master Servicer shall deposit  or cause to be  deposited  on a daily  basis,  except  as  otherwise  specifically  provided  herein,  the following  payments and  collections  remitted by  Subservicers  or received by it in respect of the Mortgage Loans subsequent  to the Cut-off  Date (other than in respect of principal  and interest on the Mortgage  Loans due on or before the Cut-off Date):

(I)      All payments on account of principal,  including Principal  Prepayments made by Mortgagors on the Mortgage
                  Loans and the principal  component of any Subservicer  Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(II)     All  payments  on account of interest at the  Adjusted  Mortgage  Rate on the  Mortgage  Loans,  including
                  Buydown  Funds,  if any, and the  interest  component  of any  Subservicer  Advance or of any REO
                  Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(III)    Insurance  Proceeds,  Subsequent  Recoveries and Liquidation  Proceeds (net of any related expenses of the
                  Subservicer);

(IV)     All proceeds of any Mortgage  Loans  purchased  pursuant to Section 2.02,  2.03,  2.04 or 4.07  (including amounts  received from  Residential  Funding  pursuant to the last  paragraph of Section 4 of the
                  Assignment  Agreement  in respect of any  liability,  penalty or  expense  that  resulted  from a breach of the Compliance  With Laws  Representation  and all amounts  required to be deposited in connection  with the  substitution  of a Qualified  Substitute  Mortgage Loan pursuant to Section
                  2.03 or 2.04;

(V)      Any amounts required to be deposited pursuant to Section 3.07(c), 3.08(b) or 3.21;

(VI)     All amounts  transferred from the Certificate  Account to the Custodial Account in accordance with Section
                  4.02(a);

(VII)    Any amounts  realized by the  Subservicer and received by the Master Servicer in respect of any Additional
                  Collateral;

(VIII)   Any amounts received by the Master Servicer in respect of Pledged Assets; and

(IX)     Any amounts  received by the Master Servicer in connection  with any Prepayment  Charges on the Prepayment
                  Charge Loans.

         The foregoing  requirements for deposit in the Custodial  Account shall be exclusive,  it being understood and agreed that,  without  limiting the generality of the  foregoing,  payments on the Mortgage Loans which are not part of the Trust Fund  (consisting  of payments in respect of principal and interest on the Mortgage  Loans due on or before the Cut-off Date) and payments or  collections in the nature of late payment  charges or assumption  fees may but need not be  deposited  by the  Master  Servicer  in the  Custodial  Account.  In the event any  amount not required to be deposited in the  Custodial  Account is so deposited,  the Master  Servicer may at any time withdraw such amount from the  Custodial  Account,  any  provision  herein to the contrary  notwithstanding.  The  Custodial
Account may contain  funds that belong to one or more trust funds  created for mortgage  pass-through  certificates of other  series and may  contain  other  funds  respecting  payments on  Mortgage  Loans  belonging  to the Master
Servicer or  serviced or master  serviced by it on behalf of others.  Notwithstanding  such  commingling  of funds, the Master Servicer shall keep records that accurately  reflect the funds on deposit in the Custodial  Account that have been identified by it as being attributable to the Mortgage Loans.

         With respect to Insurance Proceeds,  Liquidation  Proceeds,  REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections  2.02,  2.03,  2.04 and 4.07 received in any calendar  month,  the Master
Servicer  may elect to treat such amounts as included in the  Available  Distribution  Amount for the  Distribution
Date in the month of receipt,  but is not obligated to do so. If the Master  Servicer so elects,  such amounts will be deemed to have been  received (and any related  Realized Loss shall be deemed to have  occurred) on the last day of the month prior to the receipt thereof.

(C)      (See Section 3.07(c) of the Standard Terms.)

(D)      (See Section 3.07(d) of the Standard Terms.)

(E)      Notwithstanding  Section  3.07(a),  The Master Servicer shall not waive (or permit a Subservicer to waive)
any Prepayment Charge unless:  (i) the  enforceability  thereof shall have been limited by bankruptcy,  insolvency, moratorium,  receivership  and other similar laws relating to creditors'  rights  generally,  (ii) the  enforcement thereof is illegal,  or any local,  state or federal agency has threatened  legal action if the prepayment  penalty is enforced,  (iii) the  collectability  thereof shall have been limited due to  acceleration  in connection with a foreclosure  or other  involuntary  payment or (iv) such waiver is standard  and  customary  in  servicing  similar
Mortgage Loans and relates to a default or a reasonably  foreseeable  default and would, in the reasonable judgment of the Master  Servicer,  maximize  recovery of total  proceeds  taking into  account the value of such  Prepayment
Charge  and the  related  Mortgage  Loan.  In no event  will the  Master  Servicer  waive a  Prepayment  Charge  in connection  with a  refinancing  of a Mortgage  Loan that is not related to a default or a  reasonably  foreseeable default.  If a  Prepayment  Charge is waived,  but does not meet the  standards  described  above,  then the Master
Servicer is required  to deposit  into the  Custodial  Account the amount of such waived  Prepayment  Charge at the time that the  amount  prepaid  on the  related  Mortgage  Loan is  required  to be  deposited  into the  Custodial
Account.  Notwithstanding  any other  provisions of this  Agreement,  any payments  made by the Master  Servicer in respect of any waived  Prepayment  Charges pursuant to this Section shall be deemed to be paid outside of the Trust
Fund and not part of any REMIC.

SECTION 3.08.     SUBSERVICING ACCOUNTS; SERVICING ACCOUNTS.  (See Section 3.08 of the Standard Terms.)

SECTION 3.09.     ACCESS TO CERTAIN  DOCUMENTATION  AND  INFORMATION  REGARDING  THE MORTGAGE  LOANS.  (See Section
3.09 of the Standard Terms.)

SECTION 3.10.     PERMITTED WITHDRAWALS FROM THE CUSTODIAL ACCOUNT.  (See Section 3.10 of the Standard Terms.)

SECTION 3.11.     MAINTENANCE  OF THE PRIMARY  INSURANCE  POLICIES;  COLLECTIONS  THEREUNDER.  (See Section 3.11 of
the Standard Terms.)

SECTION 3.12.     MAINTENANCE  OF FIRE  INSURANCE  AND OMISSIONS  AND FIDELITY  COVERAGE.  (See Section 3.12 of the
Standard Terms.)

SECTION 3.13.     ENFORCEMENT  OF  DUE-ON-SALE   CLAUSES;   ASSUMPTION  AND  MODIFICATION   AGREEMENTS;   CERTAIN
Assignments.  (See Section 3.13 of the Standard Terms)

SECTION 3.14.     REALIZATION UPON DEFAULTED MORTGAGE LOANS.  (See Section 3.14 of the Standard Terms.)

SECTION 3.15.     TRUSTEE TO COOPERATE; RELEASE OF CUSTODIAL FILES.  (See Section 3.15 of the Standard Terms.)

SECTION 3.16.     SERVICING AND OTHER COMPENSATION; COMPENSATING INTEREST.

(A)      (See Section 3.16(a) of the Standard Terms.)

(B)      Additional  servicing  compensation  in the form of  assumption  fees,  late payment  charges,  investment income on amounts in the Custodial  Account or the Certificate  Account or otherwise (but not including  Prepayment
Charges) shall be retained by the Master  Servicer or the  Subservicer to the extent  provided  herein,  subject to clause (e) below.  Prepayment  charges shall be deposited  into the  Certificate  Account and shall be paid on each
Distribution Date to the Holders of the Class SB Certificates.

(C)      (See Section 3.16(c) of the Standard Terms.)

(D)      (See Section 3.16(d) of the Standard Terms.)

(E)      (See Section 3.16(e) of the Standard Terms.)

SECTION 3.17.     REPORTS TO THE TRUSTEE AND THE COMPANY.  (See Section 3.17 of the Standard Terms.)

SECTION 3.18.     ANNUAL STATEMENT AS TO COMPLIANCE.  (See Section 3.18 of the Standard Terms.)

SECTION 3.19.     ANNUAL  INDEPENDENT  PUBLIC  ACCOUNTANTS'  SERVICING  REPORT.  (See  Section 3.19 of the Standard
Terms.)

SECTION 3.20.     RIGHTS OF THE  COMPANY IN  RESPECT OF THE MASTER  SERVICER.  (See  Section  3.20 of the  Standard
Terms.)

SECTION 3.21.     ADMINISTRATION OF BUYDOWN FUNDS.  (See Section 3.21 of the Standard Terms.)

SECTION 3.22.     ADVANCE FACILITY.  (See Section 3.22 of the Standard Terms.)

ARTICLE IV

                                          PAYMENTS TO CERTIFICATEHOLDERS

SECTION 4.01.     CERTIFICATE ACCOUNT.  (See Section 4.01 of the Standard Terms.)

(A)      The Master Servicer on behalf of the Trustee shall  establish and maintain a Certificate  Account in which the Master  Servicer  shall cause to be  deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each  Certificate  Account Deposit Date by wire transfer of immediately  available funds an amount equal to the sum of (i) any Advance for the immediately  succeeding  Distribution  Date, (ii) any amount required to be deposited in the Certificate  Account pursuant to Section 3.12(a),  (iii) any amount required to be deposited in the Certificate
Account  pursuant to Section  3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and  (v) all  other  amounts  constituting  the  Available  Distribution  Amount  for  the  immediately  succeeding
Distribution Date.

                  On or prior to the  Business  Day  immediately  following  each  Determination  Date,  the Master
Servicer  shall  determine any amounts owed by the Swap Provider  under the Swap  Agreement and any amounts owed by the Corridor  Provider under the Corridor  Agreement and inform the Supplemental  Interest Trust Trustee in writing of the amounts so calculated.

(B)      (See Section 4.01(b) of the Standard Terms.)

SECTION 4.02.     DISTRIBUTIONS.

(A)      On each  Distribution  Date, the Trustee (or the Paying Agent on behalf of the Trustee) shall allocate and distribute the Available  Distribution  Amount to the extent on deposit in the Certificate Account for such date to the  interests  issued in respect  of REMIC I, REMIC II,  REMIC  III,  REMIC IV and REMIC V, as  specified  in this
Section.

(B)      (1)               On each  Distribution  Date,  the REMIC I  Distribution  Amount shall be  distributed by
REMIC I to REMIC II on account of the REMIC I Regular  Interests in the amounts and with the  priorities  set forth in the definition thereof.

                           (2)      On  each  Distribution  Date,  the  REMIC  II  Distribution   Amount  shall  be
distributed  by REMIC II to REMIC III on account  of the REMIC II Regular  Interests  in the  amounts  and with the priorities set forth in the definition thereof.

                           (3)      On  each  Distribution  Date,  the  REMIC  III  Distribution  Amount  shall  be distributed  by REMIC III to REMIC IV on account of the REMIC III  Regular  Interests  in the  amounts and with the priorities set forth in the definition thereof.

                           (4)      On each  Distribution  Date, the REMIC IV  Distribution  Amount shall be deemed to have been  distributed by REMIC IV to the  Certificateholders  (other than the Class SB  Certificateholders)  on account  of the REMIC IV  Regular  Interests  represented  thereby  and to REMIC V on  account  of REMIC IV Regular
Interests SB-IO, SB-PO and IO in the amounts and with the priorities set forth in the definition thereof.

                           (5)      On each Distribution  Date, the REMIC V Distribution  Amount shall be deemed to have been  distributed by REMIC V to the Class SB  Certificateholders  on account of the REMIC V Regular  Interests as set forth in the definition thereof.

                           (6)      On each  Distribution  Date, the amount, if any, deemed received by the holders of the Class SB  Certificates  in respect of REMIC V Regular  Interest IO and under the SB-AM Swap Agreement  shall be deemed to have been paid on behalf of the Class SB  Certificates  by the  Trustee  pursuant  to Section  4.09 in respect  of the Net Swap  Payment  owed to the Swap  Provider.  On each  Distribution  Date,  the  amount,  if any, received by the  Trustee  from the Swap  Provider in respect of the Swap  Agreement  and the  Corridor  Provider in
respect  of the  Corridor  Agreement  shall be deemed to have been  received  by the  Supplemental  Interest  Trust
Trustee  on  behalf  of the  Class SB  Certificates.  On  each  Distribution  Date,  amounts  paid  to the  Class A
Certificates  and Class M Certificates  pursuant to Section  4.02(c)(iii)  in respect of Basis Risk Shortfall shall be deemed to have been paid by the Class SB Certificateholder pursuant to the SB-AM Swap Agreement.

                            (7)     Notwithstanding   the   distributions   described  in  this  Section   4.02(b),
distribution of funds from the Certificate Account shall be made only in accordance with Section 4.02(c).

(C)      On each  Distribution  Date (x) the Master  Servicer  on behalf of the  Trustee  or (y) the  Paying  Agent appointed by the Trustee and the Supplemental  Interest Trust Trustee,  shall distribute to each  Certificateholder of record on the next  preceding  Record  Date  (other  than as  provided  in Section  9.01 of the  Standard  Terms respecting the final  distribution)  either in immediately  available  funds (by wire transfer or otherwise) to the account of such  Certificateholder  at a bank or other  entity  having  appropriate  facilities  therefor,  if such
Certificateholder  has so  notified  the  Master  Servicer  or the  Paying  Agent,  as the case may be, or, if such
Certificateholder  has not so notified the Master  Servicer or the Paying Agent by the Record Date, by check mailed
to  such   Certificateholder   at  the  address  of  such  Holder  appearing  in  the  Certificate   Register  such
Certificateholder's  share  (which  share  with  respect  to each  Class  of  Certificates,  shall  be based on the aggregate of the Percentage  Interests  represented by Certificates of the applicable  Class held by such Holder of the  following  amounts),  in the order of priority  set forth below,  in each case to the extent of the  Available
Distribution  Amount on deposit in the Certificate  Account;  except,  (1) with respect to clause (i) below, to the extent of and in the  priority  of the Class A Interest  Distribution  Priority,  and (2) except,  with  respect to clause (x)(B) below, to the extent of Prepayment  Charges on deposit in the Certificate  Account.  Distributions of amounts  received under the Swap Agreement will be made in accordance with Section 4.09.  Distributions  of amounts received under the Corridor Agreement will be made in accordance with Section 4.10.

(I)  The Interest Distribution Amount, sequentially:

                                    (A)     first, to the Class 1-A-1,  Class 1-A-2,  Class 1-A-3,  Class 2-A-1 and
                  Class 2-A-2  Certificates,  on a pro rata basis,  Accrued  Certificate  Interest  due thereon for such  Distribution  Date,  which  amounts  shall be  allocated  pursuant  to the Class A Interest
                  Distribution  Priority,  plus any Accrued Certificate  Interest due thereon remaining unpaid from any prior Distribution Date,  together with interest thereon at the related  Pass-Through Rate in effect  for  such  Distribution  Date,  on a pro  rata  basis  in  accordance  with  the  Accrued
                  Certificate Interest and any interest thereon due to each such Class;

                                     (B)    second, to the Class M-1  Certificates,  Accrued  Certificate  Interest
                  due  thereon  for such  Distribution  Date plus any  Accrued  Certificate  Interest  due  thereon remaining  unpaid  from any prior  Distribution  Date,  together  with  interest  thereon  at the related Pass-Through Rate in effect for such Distribution Date;

                                    (C)     third, to the Class M-2 Certificates  Accrued Certificate  Interest due
                  thereon for such  Distribution Date plus any Accrued  Certificate  Interest due thereon remaining unpaid  from  any  prior  Distribution  Date,  together  with  interest  thereon  at the  related
                  Pass-Through Rate in effect for such Distribution Date;

                                    (D)     fourth,  to the Class M-3  Certificates  Accrued  Certificate  Interest
                  due  thereon  for such  Distribution  Date plus any  related  Accrued  Certificate  Interest  due thereon  remaining  unpaid from any prior  Distribution  Date,  together with interest thereon at the related Pass-Through Rate in effect for such Distribution Date;

                                    (E)     fifth,  to the Class M-4  Certificates,  Accrued  Certificate  Interest
                  due  thereon  for such  Distribution  Date plus any  Accrued  Certificate  Interest  due  thereon remaining  unpaid  from any prior  Distribution  Date,  together  with  interest  thereon  at the related Pass-Through Rate in effect for such Distribution Date;

                                    (F)     sixth, to the Class M-5 Certificates  Accrued Certificate  Interest due
                  thereon for such  Distribution Date plus any Accrued  Certificate  Interest due thereon remaining unpaid  from  any  prior  Distribution  Date,  together  with  interest  thereon  at the  related
                  Pass-Through Rate in effect for such Distribution Date;

                                    (G)     seventh,  to the Class M-6 Certificates  Accrued  Certificate  Interest
                  due  thereon  for such  Distribution  Date plus any  Accrued  Certificate  Interest  due  thereon remaining  unpaid  from any prior  Distribution  Date,  together  with  interest  thereon  at the related Pass-Through Rate in effect for such Distribution Date;

                                    (H)     eighth,  to the Class M-7  Certificates  Accrued  Certificate  Interest
                  due  thereon  for such  Distribution  Date plus any  Accrued  Certificate  Interest  due  thereon remaining  unpaid  from any prior  Distribution  Date,  together  with  interest  thereon  at the related Pass-Through Rate in effect for such Distribution Date;

                                    (I)     ninth, to the Class M-8 Certificates  Accrued Certificate  Interest due
                  thereon for such  Distribution Date plus any Accrued  Certificate  Interest due thereon remaining unpaid  from  any  prior  Distribution  Date,  together  with  interest  thereon  at the  related
                  Pass-Through Rate in effect for such Distribution Date; and

                                    (J)     tenth, to the Class M-9 Certificates  Accrued Certificate  Interest due
                  thereon for such  Distribution Date plus any Accrued  Certificate  Interest due thereon remaining unpaid  from  any  prior  Distribution  Date,  together  with  interest  thereon  at the  related
                  Pass-Through Rate in effect for such Distribution Date;

(II) to the Class A  Certificateholders  and Class M  Certificateholders  from the  amount,  if any,  of  Available
     Distribution Amount remaining after the foregoing  distributions,  the Principal  Distribution  Amount,  which amount  shall be  allocated  in the manner and  priority  set forth in Section  4.02(d),  until the  aggregate
     Certificate  Principal Balance of each Class of Class A Certificates and Class M Certificates has been reduced to zero;

(III) from the amount, if any, of Excess Cash Flow remaining after the foregoing  distributions,  (A) concurrently,
     (1) to the Class 1-A Certificates the amount of any Group 1 Basis Risk Shortfall on such  Certificates,  which amount shall be allocated to the Class 1-A  Certificates on a pro rata basis,  based on their respective Basis
     Risk Shortfall for such  Distribution  Date, and (2) to the Class 2-A  Certificates  the amount of any Group 2
     Basis Risk Shortfall on such Certificates,  which amount shall be allocated to the Class 2-A Certificates on a pro rata  basis,  based on their  respective  Basis  Risk  Shortfall  for  such  Distribution  Date;  and (B), sequentially,  to the Class M-1,  Class M-2,  Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8
     and Class M-9  Certificateholders,  in that  order,  any unpaid  Subordinate  Basis Risk  Shortfall  allocated thereto;

(IV) to the Supplemental Interest Trust Account for payment to the Swap Provider, any Swap Termination Payments due
     to a Swap Provider Trigger Event;

(V)  to pay the Holders of the Class A Certificates and Class M Certificates,  on a pro rata basis, based on Relief
     Act Shortfalls allocated thereto for such Distribution Date, the amount of any Relief Act Shortfalls allocated thereto with respect to the Mortgage Loans for such Distribution Date;

(VI) to the Class SB  Certificates,  (A) from the amount,  if any, of the Available  Distribution  Amount remaining after the foregoing distributions, the sum of (I) Accrued Certificate Interest thereon, (II) the amount of any
     Overcollateralization  Reduction Amount for such  Distribution  Date and (III) for any Distribution Date after the  Certificate  Principal  Balance of each Class of Class A  Certificate  and Class M  Certificate  has been reduced  to zero,  the  Overcollateralization  Amount  and (B)  from  prepayment  charges  on  deposit  in the
     Certificate  Account,  any prepayment  charges  received on the Mortgage  Loans during the related  Prepayment
     Period; and

(VII) to the Class R Certificateholders, the balance, if any, of the Available Distribution Amount.

         All payments of amounts in respect of Basis Risk Shortfalls made pursuant to Section  4.02(c)(iii)  shall, for federal  income tax purposes,  be deemed to have been  distributed  from REMIC V to the Holders of the Class SB
Certificates  and then paid  outside  of any REMIC to the  recipients  thereof  pursuant  to an  interest  rate cap contract.  By accepting  their  Certificates  the Holders of the  Certificates  agree to treat such payments in the manner described in the preceding sentence for purposes of filing their income tax returns.

(D)      The   Principal   Distribution   Amount   payable   to  the  Class  A   Certificateholders   and  Class  M
Certificateholders shall be distributed as follows:

(I)  first, the Class 1-A Principal Distribution Amount shall be distributed concurrently,  on a pro rata basis, in accordance with their respective  Certificate  Principal  Balances,  to the Class 1-A-1, Class 1-A-2 and Class
     1-A-3 Certificates, in each case until the Certificate Principal Balance thereof has been reduced to zero; and
     then concurrently, on a pro rata basis, in accordance with their respective Certificate Principal Balances, to the Class  2-A-1  Certificates  and Class 2-A-2  Certificates,  in each case until the  Certificate  Principal
     Balance thereof has been reduced to zero;

(II) second, the Class 2-A Principal Distribution Amount shall be distributed concurrently, on a pro rata basis, in accordance with their respective  Certificate  Principal  Balances,  to the Class 2-A-1 Certificates and Class
     2-A-2 Certificates, in each case until the Certificate Principal Balance thereof has been reduced to zero; and
     then, concurrently, on a pro rata basis, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates, in each case until the Certificate Principal Balance thereof has been reduced to zero;

(III) third, the Class M-1 Principal  Distribution  Amount shall be distributed to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

(IV) fourth, the Class M-2 Principal  Distribution  Amount shall be distributed to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

(V)  fifth, the Class M-3 Principal  Distribution  Amount shall be distributed to the Class M-3 Certificates  until the Certificate Principal Balance thereof has been reduced to zero;

(VI) sixth, the Class M-4 Principal  Distribution  Amount shall be distributed to the Class M-4 Certificates  until the Certificate Principal Balance thereof has been reduced to zero;

(VII) seventh, the Class M-5 Principal Distribution Amount shall be distributed to the Class M-5 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

(VIII) eighth, the Class M-6 Principal Distribution Amount shall be distributed to the Class M-6 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

(IX) ninth, the Class M-7 Principal  Distribution  Amount shall be distributed to the Class M-7 Certificates  until the Certificate Principal Balance thereof has been reduced to zero;

(X)  tenth, the Class M-8 Principal  Distribution  Amount shall be distributed to the Class M-8 Certificates  until the Certificate Principal Balance thereof has been reduced to zero; and

(XI) eleventh, the Class M-9 Principal Distribution Amount shall be distributed to the Class M-9 Certificates until the Certificate Principal Balance thereof has been reduced to zero.

(E)      Notwithstanding  the  foregoing  clauses (c) and (d),  upon the  reduction  of the  Certificate  Principal
Balance of a Class of Class A Certificates or Class M Certificates  to zero,  such Class of  Certificates  will not be entitled to further  distributions  pursuant to Section  4.02,  including,  without  limitation,  the payment of
Basis Risk Shortfall pursuant to clause (c)(iii).

(F)      Each  distribution  with respect to a Book-Entry  Certificate  shall be paid to the Depository,  as Holder thereof,  and the  Depository  shall be solely  responsible  for crediting the amount of such  distribution  to the accounts of its Depository  Participants in accordance  with its normal  procedures.  Each  Depository  Participant shall be responsible  for disbursing such  distribution  to the  Certificate  Owners that it represents and to each indirect  participating  brokerage firm (a "brokerage  firm") for which it acts as agent. Each brokerage firm shall be  responsible  for  disbursing  funds to the  Certificate  Owners that it  represents.  None of the Trustee,  the
Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor.

(G)      Except as otherwise  provided in Section 9.01 of the Standard Terms,  if the Master  Servicer  anticipates that a final  distribution  with respect to any Class of Certificates will be made on a future  Distribution  Date, the Master  Servicer  shall, no later than 40 days prior to such final  Distribution  Date,  notify the Trustee and the Trustee  shall,  not earlier than the 15th day and not later than the 25th day of the month next  preceding the month of such  final  distribution,  distribute,  or cause  to be  distributed,  to each  Holder  of such  Class of
Certificates a notice to the effect that: (i) the Trustee  anticipates that the final  distribution with respect to such Class of  Certificates  will be made on such  Distribution  Date but only upon  presentation  and surrender of such  Certificates  at the office of the Trustee or as  otherwise  specified  therein,  and (ii) no interest  shall accrue on such  Certificates  from and after the end of the  related  Interest  Accrual  Period.  In the event that
Certificateholders  required to surrender  their  Certificates  pursuant to Section 9.01(c) herein do not surrender their  Certificates  for final  cancellation,  the Trustee  shall cause funds  distributable  with  respect to such
Certificates to be withdrawn from the Certificate  Account and credited to a separate  non-interest  bearing escrow account for the benefit of such Certificateholders as provided in Section 9.01(d) of the Standard Terms.

(H)      On the initial  Distribution  Date, Basis Risk Shortfall amounts with respect to the initial  Distribution
Date, if any, will be paid to the Holders of the Class A Certificates  and Class M  Certificates,  pro rata,  based on the amount of Basis Risk Shortfalls for such Classes.

(I)      On any Distribution  Date, Net Deferred Interest for such Distribution  Date, if any, will be allocated to each Class of Class A Certificates  and Class M Certificates,  on a pro rata basis in accordance with the amount of interest  accrued on such Class at its  Pass-Through  Rate for the Interest  Accrual  Period for such  Distribution
Date (in each case before giving effect to any  allocation of Net Deferred  Interest for such  Distribution  Date).
Net  Deferred  Interest  allocated  to any Class of  Certificates  will be added as  principal  to the  outstanding
Certificate Principal Balance of such Class of Certificates.

SECTION 4.03.     STATEMENTS TO  CERTIFICATEHOLDERS;  STATEMENTS TO THE RATING  AGENCIES;  EXCHANGE ACT  REPORTING.
(See Section 4.03 of the Standard Terms.)

SECTION 4.04.     DISTRIBUTION OF REPORTS TO THE TRUSTEE AND THE COMPANY; ADVANCES BY THE MASTER SERVICER.(A)
Prior to the close of business on the  Determination  Date, the Master  Servicer shall furnish a written  statement to the Trustee,  any Paying Agent and the Company (the  information  in such  statement to be made available to any
Certificate  Insurer and  Certificateholders  by the Master  Servicer on request)  setting  forth (i) the Available
Distribution  Amount,  (ii) the amounts required to be withdrawn from the Custodial  Account and deposited into the
Certificate  Account on the  immediately  succeeding  Certificate  Account Deposit Date pursuant to clause (iii) of
Section  4.01(a),  (iii) the amount of Basis  Risk  Shortfalls,  (iv) the Net Swap  Payments  and Swap  Termination
Payments,  if  any,  for  such  Distribution  Date  and (v) the  Corridor  Agreement  Payments,  if any,  for  such
Distribution  Date.  The  determination  by the Master  Servicer of such amounts  shall,  in the absence of obvious error,  be  presumptively  deemed to be correct for all purposes  hereunder  and the Trustee  shall be protected in relying upon the same without any independent check or verification

(B)      (See Section 4.04(b) of the Standard Terms.)

SECTION 4.05.     ALLOCATION OF REALIZED LOSSES.

(A)      Prior to each  Distribution  Date,  the Master  Servicer  shall  determine  the total  amount of  Realized
Losses,  if any,  that  resulted  from any Cash  Liquidation,  Servicing  Modifications,  Debt  Service  Reduction,
Deficient  Valuation or REO  Disposition  that occurred during the related  Prepayment  Period or, in the case of a
Servicing  Modification  that  constitutes a reduction of the interest rate on a Mortgage  Loan,  the amount of the reduction  in the  interest  portion  of the  Monthly  Payment  due in the month in which  such  Distribution  Date occurs.  The amount of each Realized Loss shall be evidenced by an Officers'  Certificate.  All Realized  Losses on
the Mortgage Loans shall be allocated as follows:

         first,  to the  Excess  Cash Flow as part of the  Principal  Distribution  Amount as  provided  in Section
4.02(c), to the extent of the Excess Cash Flow for such Distribution Date;

         second, to Net Swap Payments received by the Supplemental Interest Trust on that Distribution Date;

         third, in reduction of the Overcollateralization Amount, until such amount has been reduced to zero;

         fourth,  to the Class M-9 Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

         fifth, to the Class M-8  Certificates,  until the Certificate  Principal  Balance thereof has been reduced to zero;

         sixth, to the Class M-7  Certificates,  until the Certificate  Principal  Balance thereof has been reduced to zero;

         seventh, to the Class M-6 Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

         eighth,  to the Class M-5 Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

         ninth, to the Class M-4  Certificates,  until the Certificate  Principal  Balance thereof has been reduced to zero;

         tenth, to the Class M-3  Certificates,  until the Certificate  Principal  Balance thereof has been reduced to zero;

         eleventh,  to the Class M-2  Certificates,  until  the  Certificate  Principal  Balance  thereof  has been reduced to zero;

         twelfth, to the Class M-1 Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

         thirteenth,  in the case of Realized Losses on the Group 1 Loans, to the Class 1-A-3  Certificates,  until the Certificate  Principal  Balance thereof has been reduced to zero; then to the Class 1-A-2  Certificates,  until the  Certificate  Principal  Balance  thereof has been  reduced to zero and then to the Class  1-A-1  Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

         fourteenth,  in the case of Realized Losses on the Group 2 Loans, to the Class 2-A-2  Certificates,  until the  Certificate  Principal  Balance  thereof has been  reduced to zero and then to the Class  2-A-1  Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

(B)      Any  allocation of the principal  portion of Realized  Losses (other than Debt Service  Reductions) to the
Class A Certificates  or Class M Certificates  on any  Distribution  Date shall be made by reducing the Certificate
Principal  Balance thereof by the amount so allocated,  which  allocation  shall be deemed to have occurred on such
Distribution  Date, until the Certificate  Principal  Balance thereof has been reduced to zero;  provided,  that no such reduction shall reduce the aggregate  Certificate  Principal  Balance of the Certificates  below the aggregate
Stated  Principal  Balance of the Mortgage  Loans.  Allocations of the interest  portions of Realized Losses (other than any interest rate reduction  resulting from a Servicing  Modification) to any Class of Class A Certificates or
Class  M  Certificates  on any  Distribution  Date  shall  be made  by  operation  of the  definition  of  "Accrued
Certificate  Interest"  for each  Class for such  Distribution  Date.  Allocations  of the  interest  portion  of a
Realized Loss resulting from an interest rate reduction in connection with a Servicing  Modification  shall be made by operation of the priority of payment  provisions of Section  4.02(c).  All Realized  Losses and all other losses allocated  to a Class  of  Certificates  hereunder  will be  allocated  among  the  Certificates  of such  Class in proportion to the Percentage Interests evidenced thereby.

(C)      All Realized  Losses on the Mortgage Loans shall be allocated among the REMIC I Regular  Interests,  REMIC
II Regular  Interests and REMIC III Regular  Interests as provided in the  definitions of REMIC I Realized  Losses,
REMIC II Realized Losses and REMIC III Realized Losses, respectively.

(D)      Realized  Losses  allocated  to the  Excess  Cash Flow or the  Overcollateralization  Amount  pursuant  to paragraphs (a),  (b) or (c) of this Section,  the definition of Accrued  Certificate  Interest and the operation of
Section 4.02(c)  shall be deemed  allocated to the Class SB  Certificates  in accordance  with the Notional  Amount thereof.  Realized  Losses  allocated  to the  Class SB  Certificates  shall,  to the extent such  Realized  Losses represent  Realized  Losses on an interest  portion,  be allocated  to REMIC IV Regular  Interest  SB-IO.  Realized
Losses  allocated  to the Excess Cash Flow  pursuant to  paragraph  (b) of this  Section shall  be deemed to reduce
Accrued   Certificate   Interest  on  REMIC  IV  Regular   Interest  SB-IO.   Realized  Losses   allocated  to  the
Overcollateralization  Amount  pursuant  to  paragraph  (b) of  this  Section shall  be deemed  first to reduce the principal  balance of REMIC IV Regular Interest SB-PO until such principal  balance shall have been reduced to zero and thereafter to reduce accrued and unpaid interest on REMIC IV Regular Interest SB-IO.

SECTION 4.06.     REPORTS  OF  FORECLOSURES  AND  ABANDONMENT  OF  MORTGAGED  PROPERTY.  (See  Section  4.06 of the
Standard Terms.)

SECTION 4.07.     OPTIONAL PURCHASE OF DEFAULTED MORTGAGE LOANS.  (See Section 4.07 of the Standard Terms.)

SECTION 4.08.     SURETY BOND.  (See Section 4.08 of the Standard Terms.)

SECTION 4.09.     THE SWAP AGREEMENT.

(A)      On the Closing  Date,  the  Supplemental  Interest  Trust  Trustee shall (i) establish and maintain in its name, in trust for the benefit of the  Certificateholders,  the  Supplemental  Interest  Trust Account and (ii) for
the benefit of the  Certificateholders,  cause the  Supplemental  Interest Trust to enter into the Swap  Agreement.
It is intended that the  Supplemental  Interest  Trust be classified  for federal  income tax purposes as a grantor trust under Subpart E, part I of  subchapter J of chapter 1 of the Code,  of which the Class SB  Certificateholders are owners,  rather than a  partnership,  an association  taxable as a corporation or a taxable  mortgage pool; and
the powers granted and  obligations  undertaken in this Agreement  shall be construed so as to further such intent.
The primary  activities  of the  Supplemental  Interest  Trust  created  pursuant to this  Agreement  shall be: (i)
holding the Swap  Agreement,  the SB-AM Swap Agreement and the Corridor  Agreement;  (ii) receiving  collections or making  payments  with respect to the Swap  Agreement,  the SB-AM Swap  Agreement and the Corridor  Agreement;  and
(iii) engaging in other  activities that are necessary or incidental to accomplish  these limited  purposes,  which activities  cannot be contrary to the status of the  Supplemental  Interest  Trust as a qualified  special  purpose entity under existing accounting literature.

(B)      Net Swap Payments and Swap  Termination  Payments (other than Swap Termination  Payments  resulting from a
Swap Provider Trigger Event) payable by the Supplemental  Interest Trust to the Swap Provider  pursuant to the Swap
Agreement shall be excluded from the Available  Distribution  Amount and deposited into the  Supplemental  Interest
Trust Account for payment to the Swap  Provider  prior to any  distributions  to the  Certificateholders.  Any Swap
Termination  Payment  resulting from a Swap Provider  Trigger Event owed to the Swap Provider  pursuant to the Swap
Agreement  will  be  subordinated  to  distributions  to the  Holders  of the  Class  A  Certificates  and  Class M
Certificates  and  shall  be  deposited  into  the   Supplemental   Interest  Trust  Account  pursuant  to  Section
4.02(c)(iv).  On each  Distribution  Date during the period  commencing on the  Distribution  Date in July 2008 and ending on the  Distribution  Date in January 2013,  the amounts  deposited  into the  Supplemental  Interest  Trust
Account  pursuant to the first and second  sentences of this Section  4.09(b) shall be paid to the Swap Provider in the  following  order of priority:  first to make any Net Swap Payment  owed to the Swap  Provider  pursuant to the
Swap  Agreement  for such  Distribution  Date;  and second to make any Swap  Termination  Payment  owed to the Swap
Provider  pursuant to the Swap  Agreement  for such  Distribution  Date.  For  federal  income tax  purposes,  such amounts paid to the  Supplemental  Interest Trust Account on each  Distribution  Date shall first be deemed paid to the  Supplemental  Interest  Trust  Account in respect of REMIC V  Regular  Interest IO to the extent of the amount distributable  on such REMIC V Regular  Interest IO on such  Distribution  Date, and any remaining  amount shall be deemed paid to the Supplemental Interest Trust Account in respect of the SB-AM Swap Agreement.

(C)      All payments  payable by the Swap  Provider to the  Supplemental  Interest  Trust Trustee on behalf of the
Trust Fund pursuant to the Swap Agreement  shall be deposited by the  Supplemental  Interest Trust Trustee into the
Supplemental  Interest Trust Account.  On each  Distribution  Date from and including the Distribution Date in July
2008 to and  including the  Distribution  Date in January 2013,  the Trustee shall  withdraw from the  Supplemental
Interest Trust Account any amounts  received under the Swap Agreement and distribute  such amounts as follows:  (i)
first,  to pay the Swap Provider (A) any Net Swap  Payments it is entitled to under the Swap  Agreement and (B) any
Swap  Termination  Payment  owed not due to a Swap  Provider  Trigger  Event;  (ii)  second,  to the Holders of the
Offered  Certificates  in the order of  priority  set forth in Section  4.02(c)(i),  to cover  Accrued  Certificate
Interest  (after taking into account the  distributions  made pursuant to Section  4.02(c)(i) on that  Distribution
Date);  (iii)  third,  to the Holders of the  Offered  Certificates  in the order of priority  set forth in Section
4.02(d),  to cover  Realized  Losses to extent  necessary  to maintain the  Required  Overcollateralization  Amount
(after taking into account all other  distributions on that Distribution  Date); (iv) fourth, to the Holders of the
Offered  Certificates  in the order of priority set forth in Sections  4.02(c)(iii)  to cover Basis Risk Shortfalls
(after taking into account the distributions  made pursuant to Sections  4.02(c)(iii) on that  Distribution  Date);
(v) fifth, to the Swap Provider to make a Swap  Termination  Payment caused by a Swap Provider Trigger Event (after taking into account the  distribution  made pursuant to Section  4.02(c)(iv) on that  Distribution  Date); and (vi)
sixth, any balance remaining to the Holders of the Class SB Certificates.

(D)      Subject to Sections 8.01 and 8.02 of this  Agreement,  the  Supplemental  Interest Trust Trustee agrees to comply  with the terms of the Swap  Agreement  and to enforce  the terms and  provisions  thereof  against the Swap
Provider at the written  direction of the Holders of  Certificates  entitled to at least 51% of the Voting  Rights, or if the Supplemental  Interest Trust Trustee does not receive such direction from such  Certificateholders,  then at the written direction of Residential Funding.

(E)      The  Supplemental  Interest  Trust  Trustee  shall  enter into the SB-AM Swap  Agreement  on behalf of the holders of the Class A Certificates  and Class M Certificates  on the one hand, and on behalf of the holders of the
Class  SB  Certificates  on  the  other  hand.  The  holders  of the  Class  SB  Certificates  hereby  appoint  the
Supplemental  Interest  Trust  Trustee  to act on their  behalf  with  respect  to  entering  into the  SB-AM  Swap
Agreement.  Pursuant  to the  SB-AM  Swap  Agreement,  all  holders  of  Certificates  (other  than  the  Class  SB
Certificates  and Class R  Certificates)  shall be treated as having agreed to pay, on each  Distribution  Date, to the  holder of the Class SB  Certificates  an  aggregate  amount  equal to the  excess,  if any,  of (i) the amount payable on such  Distribution  Date on the REMIC IV Regular  Interest  corresponding  to such Class of Certificates over (ii) the amount payable on such Class of  Certificates  on such  Distribution  Date (such excess,  a "Class IO
Distribution  Amount").  In  addition,  pursuant  to  the  SB-AM  Swap  Agreement,  the  holders  of the  Class  SB
Certificates  shall be treated as having  agreed to pay the  related  Basis Risk  Shortfalls  to the holders of the
Certificates  (other than the Class SB Certificates  and Class R Certificates) in accordance with the terms of this
Agreement.  Any payments to the  Certificates  from amounts deemed  received in respect of the SB-AM Swap Agreement shall not be  payments  with  respect to a  "regular  interest"  in a REMIC  within  the  meaning  of Code  Section
860G(a)(1).  However,  any  payment  from the  Certificates  (other  than the  Class SB  Certificates  and  Class R
Certificates)  of a Class IO  Distribution  Amount shall be treated for tax purposes as having been received by the holders  of such  Certificates  in  respect  of the  REMIC  IV  Regular  Interest  corresponding  to such  Class of
Certificates  and as having been paid by such holders to the  Supplemental  Interest Trust Account  pursuant to the
SB-AM  Swap  Agreement.  Thus,  each  Certificate  (other  than  the  Class R  Certificates)  shall be  treated  as representing not only ownership of regular  interests in REMIC IV or REMIC V, as applicable,  but also ownership of an interest in, and obligations with respect to, a notional principal contract.

(F)      The  Supplemental  Interest Trust Account shall be an Eligible  Account.  Amounts held in the Supplemental
Interest  Trust  Account from time to time shall  continue to constitute  assets of the Trust Fund,  but not of the
REMICs,  until  released  from  the  Supplemental  Interest  Trust  Account  pursuant  to  this  Section 4.09.  The
Supplemental  Interest  Trust  Account  constitutes  an  "outside  reserve  fund"  within the  meaning of  Treasury
Regulation Section 1.860G-2(h)  and is not an asset of the REMICs.  The  Class SB  Certificateholders  shall be the owners of the  Supplemental  Interest Trust  Account.  The  Supplemental  Interest Trust Trustee shall keep records that  accurately  reflect  the funds on  deposit in the  Supplemental  Interest  Trust  Account.  The  Supplemental
Interest Trust Trustee shall,  at the written  direction of the Master  Servicer,  invest amounts on deposit in the
Supplemental  Interest  Trust  Account in Permitted  Investments.  The amount of any losses  incurred in respect of investments  made at the  written  direction  of the  Master  Servicer  shall be  deposited  into the  Supplemental
Interest  Trust  Account by the Master  Servicer out of the Master  Servicer's  own funds  immediately  as realized without  any right of  reimbursement.  In the  absence of written  direction  to the  Supplemental  Interest  Trust
Trustee from the Master Servicer, all funds in the Supplemental Interest Trust Account shall remain uninvested.

(G)      Upon the  occurrence of an Early  Termination  Date,  the  Supplemental  Interest  Trust Trustee shall use reasonable  efforts to appoint a successor  swap  provider.  To the extent  that the  Supplemental  Interest  Trust
Trustee receives a Swap Termination Payment from the Swap Provider,  the Supplemental  Interest Trust Trustee shall apply such Swap  Termination  Payment to appoint a successor swap provider.  In the event that the trust receives a
Swap  Termination  Payment from the Swap Provider and a replacement  swap agreement or similar  agreement cannot be obtained  within  30 days  after  receipt by the  Supplemental  Interest  Trust  Trustee  of such Swap  Termination
Payment,  then the  Supplemental  Interest  Trust  Trustee  shall  deposit  such Swap  Termination  Payment  into a separate,  non interest bearing account and will, on each subsequent  Distribution  Date,  withdraw from the amount then  remaining on deposit in such  reserve  account an amount equal to the Net Swap  Payment,  if any,  that would have been paid to the Trust by the original Swap Provider  calculated in accordance  with the terms of the original
Swap  Agreement,  and deposit such amount into the  Supplemental  Interest Trust Account for  distribution  on such
Distribution  Date  pursuant  to  Section 4.02(c).  To  the  extent  that  the  Trust  is  required  to  pay a Swap
Termination  Payment to the Swap Provider,  any upfront  payment  received from the provider to a replacement  swap agreement  will be used to pay  such  Swap  Termination  Payment  prior  to  using  any  portion  of the  Available
Distribution Amount for such Distribution Date.

(H)      In the event  that the Swap  Provider's  obligations  are  guaranteed  by a third  party  under a guaranty relating to the Swap  Agreement  (such  guaranty the "Swap  Guaranty"  and such third party the "Swap  Guarantor"), then to the extent  that the Swap  Provider  fails to make any  payment by the close of  business  on the day it is required to make  payment  under the terms of the Swap  Agreement,  the Trustee  (in its  capacity as  Supplemental
Interest Trust Trustee)  shall,  promptly  following  actual notice of the Swap  Provider's  failure to pay, demand that the Swap Guarantor  make any and all payments then required to be made by the Swap Guarantor  pursuant to such
Swap  Guaranty;  provided,  that the Trustee (in its capacity as  Supplemental  Interest Trust Trustee) shall in no event be liable for any  failure or delay in the  performance  by the Swap  Provider or any Swap  Guarantor  of its
obligations  hereunder or pursuant to the Swap  Agreement and the Swap Guaranty,  nor for any special,  indirect or consequential  loss or damage of any kind  whatsoever  (including  but not limited to lost  profits) in  connection therewith.

SECTION 4.10.     CORRIDOR AGREEMENT.

(A)      On the Closing Date, the  Supplemental  Interest Trust Trustee shall, for the benefit of the RALI 2007-QH7
Trust, enter into the Corridor Agreement with the Corridor Provider.

(B)      In the event that the Trustee (in its capacity as  Supplemental  Interest  Trust Trustee) does not receive by the Business Day  preceding a  Distribution  Date the amount as  specified  by the Master  Servicer  pursuant to
Section  4.04(a)(v)  hereof  as the  amount to be paid  with  respect  to such  Distribution  Date by the  Corridor
Provider under the Corridor Agreement,  the Trustee (in its capacity as Supplemental  Interest Trust Trustee) shall enforce the obligation of the Corridor Provider  thereunder.  The parties hereto  acknowledge that all calculations will be made under the Corridor  Agreement.  Absent  manifest  error,  the Trustee (in its capacity as Supplemental
Interest Trust Trustee) may conclusively  rely on such  calculations and  determination  and any notice received by it from the Master Servicer pursuant to Section 4.04(a)(v).

(C)      The Trustee shall deposit or cause to be deposited any amount  received under the Corridor  Agreement into the  Supplemental  Interest Trust Account on the date such amount is received from the Corridor  Provider under the
Corridor Agreement (including termination payments, if any).

(D)      All payments  received under the Corridor  Agreement  shall be distributed  by the  Supplemental  Interest
Trust Trustee in the following order of priority:

(I)      first,  to pay to the Holders of the Class A  Certificates,  pro rata,  any Group 1 Basis Risk  Shortfalls and Group 2 Basis Risk Shortfalls, as applicable, allocated thereto;

(II)     second, to the Holders of the Class M Certificates,  sequentially in order of priority,  the amount of any
                           Subordinate Basis Risk Shortfalls remaining unpaid as of that Distribution Date; and

(III)    third, to the Holders of the Class SB Certificates.

(E)      In  the  event  that  the  Corridor  Agreement,  or  any  replacement  thereof,  terminates  prior  to the
Distribution  Date in June 2008, the Master Servicer,  but at no expense to the Master  Servicer,  on behalf of the
Supplemental  Interest  Trust Trustee,  to the extent that the  termination  value under the Corridor  Agreement is sufficient  therefor and only to the extent of the termination  payment received from the Corridor Provider,  shall
(i) cause a new corridor  provider to assume the obligations of such  terminated  corridor  provider,  (ii) cause a new corridor  provider to enter into a new corridor  agreement with the  Supplemental  Interest  Trust Trustee,  on behalf of the Supplemental  Interest Trust, having  substantially  similar terms as those set forth in the Corridor
Agreement or (iii)  deposit such  termination  payment into the  Supplemental  Interest  Trust Account and will, on each  subsequent  Distribution  Date,  withdraw from the amount then remaining on deposit in such account an amount equal to the Corridor  Agreement  Payment,  if any, that would have been paid to the  Supplemental  Interest  Trust
Trustee,  on behalf of the  Supplemental  Interest  Trust,  by the  original  Corridor  Provider,  and deposit such amount into the  Supplemental  Interest  Trust  Account for  distribution  on such  Distribution  Date  pursuant to
Section 4.10(d).

(F)      In the event that the Corridor  Provider's  obligations  are  guaranteed by a third party under a guaranty relating to the Corridor  Agreement  (such  guaranty the  "Corridor  Guaranty"  and such third party the  "Corridor
Guarantor"),  then to the extent that the Corridor  Provider  fails to make any payment by the close of business on the day it is required to make payment under the terms of the Corridor  Agreement,  the Trustee (in its capacity as
Supplemental  Interest Trust Trustee) shall,  promptly  following actual notice of the Corridor  Provider's failure to pay,  demand that the  Corridor  Guarantor  make any and all payments  then  required to be made by the Corridor
Guarantor  pursuant  to such  Corridor  Guaranty;  provided,  that the Trustee  (in its  capacity  as  Supplemental
Interest  Trust  Trustee)  shall in no event be liable for any failure or delay in the  performance by the Corridor
Provider or any Corridor  Guarantor of its  obligations  hereunder  or pursuant to the Corridor  Agreement  and the
Corridor  Guaranty,  nor  for any  special,  indirect  or  consequential  loss or  damage  of any  kind  whatsoever
(including but not limited to lost profits) in connection therewith.

SECTION 4.11.     COLLATERAL ACCOUNTS.

(A)      The  Supplemental  Interest  Trust Trustee shall  establish and maintain the Swap  Collateral  Account,  a non-interest  bearing trust  account,  in which  collateral  received  from the Swap Provider  pursuant to the Swap
Agreement  shall be deposited.  Funds in the Swap  Collateral  Account may be invested in Permitted  Investments as directed by the Swap Provider in writing to the Supplemental  Interest Trust Trustee.  All such  investments  shall be made in the  name of the  Supplemental  Interest  Trust  Trustee  and all  income  and  gain  realized  from the investment of funds  deposited in the Swap  Collateral  Account shall be for the benefit of the Swap  Provider.  At the time the Swap  Provider  directs  the  Supplemental  Interest  Trust  Trustee to invest  funds held in the Swap
Collateral  Account,  the Swap Provider shall agree in writing to deposit in the Swap Collateral Account the amount of any loss of principal  incurred in respect of any investment  made with funds in such account  immediately  upon realization  of such loss.  In the absence of written  instructions  and the  agreement  described in the preceding sentence,  all funds in the Swap  Collateral  Account shall remain  uninvested.  The  Supplemental  Interest  Trust
Trustee shall  withdraw from the Swap  Collateral  Account and return to the Swap Provider  collateral  held in the
Swap  Collateral  Account as provided in the Swap  Agreement.  Upon the  occurrence  of a Swap  Agreement  Event of
Default,  Specified Condition,  unless the Swap Provider has paid in full all of its obligations that are then due, then any  collateral  posted by the Swap  Provider  shall be applied to the payment of any  obligations  due to the
Supplemental Interest Trust Trustee in accordance with the Swap Agreement.

(B)      The  Supplemental  Interest  Trust  Trustee  shall give notice to the Swap Provider of the location of the
Swap Collateral Account maintained by it when established and prior to any change thereof.

(C)      The Supplemental  Interest Trust Trustee shall establish and maintain the Corridor  Collateral  Account, a non-interest  bearing  trust  account,  in which  collateral  received from the Corridor  Provider  pursuant to the
Corridor  Agreement  shall be  deposited.  Funds in the  Corridor  Collateral  Account may be invested in Permitted
Investments as directed by the Corridor  Provider in writing to the Supplemental  Interest Trust Trustee.  All such investments  shall be made in the name of the Supplemental  Interest Trust Trustee and all income and gain realized from the  investment  of funds  deposited  in the  Corridor  Collateral  Account  shall be for the  benefit  of the
Corridor  Provider.  At the time the Corridor  Provider directs the  Supplemental  Interest Trust Trustee to invest funds held in the  Corridor  Collateral  Account,  the Corridor  Provider  shall agree in writing to deposit in the
Corridor  Collateral  Account the amount of any loss of principal  incurred in respect of any investment  made with funds in such account  immediately  upon  realization of such loss. In the absence of written  instructions and the agreement  described  in the  preceding  sentence,  all  funds in the  Corridor  Collateral  Account  shall  remain uninvested.  The  Supplemental  Interest  Trust Trustee shall  withdraw  from the Corridor  Collateral  Account and return to the Corridor  Provider  collateral  held in the Corridor  Collateral  Account as provided in the Corridor
Agreement.  Upon the occurrence of a Corridor Agreement Event of Default,  Specified Condition or Early Termination
Date  which  results  from a  Corridor  Agreement  Event of Default or  Specified  Condition,  unless the  Corridor
Provider has paid in full all of its  obligations  that are then due,  then any  collateral  posted by the Corridor
Provider shall be applied to the payment of any  obligations due to the  Supplemental  Interest Trust Trustee shall apply any proceeds in respect of collateral held in the Corridor  Collateral  Account to any amounts payable by the
Corridor Provider under in accordance with the Corridor Agreement.

ARTICLE V

                                                 THE CERTIFICATES

SECTION 5.01.     THE CERTIFICATES.  (See Section 5.01 of the Standard Terms.)

SECTION 5.02.     REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.

(A)      (See Section 5.02(a) of the Standard Terms.)

(B)      (See Section 5.02(b) of the Standard Terms.)

(C)      (See Section 5.02(c) of the Standard Terms.)

(D)      No  transfer,  sale,  pledge  or  other  disposition  of a  Class  SB  Certificate  that  is a  Definitive
Certificate  shall be made unless such transfer,  sale, pledge or other disposition is exempt from the registration requirements  of the Securities Act of 1933, as amended,  and any applicable  state  securities  laws or is made in accordance  with said Act and laws.  Except  with  respect to (i) the  transfer  of a Class SB  Certificate  by the
Company to an Affiliate of the Company or the transfer of a Class SB  Certificate  from the Company or an Affiliate of the Company to an owner trust or other entity  established  by the Company  (including to the Trustee,  as a NIM
Trustee),  or (ii) a transfer of a Class SB Certificate  from the NIM Trustee to the Company or an Affiliate of the
Company,  in the event that a transfer of a Class SB  Certificate  is to be made,  either  (I)(A) the Trustee shall require a written  Opinion of Counsel  acceptable to and in form and substance  satisfactory to the Trustee and the
Company that such  transfer may be made  pursuant to an  exemption,  describing  the  applicable  exemption and the basis  therefor,  from said Act and laws or is being made  pursuant to said Act and laws,  which Opinion of Counsel shall not be an expense of the Trustee,  the Company or the Master Servicer  (except that, if such transfer is made by the Company or the Master  Servicer or any Affiliate  thereof,  the Company or the Master Servicer shall provide such  Opinion of Counsel at their own  expense);  provided  that such  Opinion of Counsel  will not be  required in connection  with the  initial  transfer of any such  Certificate  by the  Company or any  Affiliate  thereof to the
Company  or an  Affiliate  of the  Company  and  (B)  the  Trustee  shall  require  the  transferee  to  execute  a representation  letter,  substantially  in the form of  Exhibit H to the  Standard  Terms,  and the  Trustee  shall require the transferor to execute a representation  letter,  substantially in the form of Exhibit I to the Standard
Terms, each acceptable to and in form and substance  satisfactory to the Company and the Trustee  certifying to the
Company and the Trustee the facts surrounding such transfer,  which representation  letters shall not be an expense of the Trustee, the Company or the Master Servicer;  provided,  however, that such representation  letters will not be required in connection  with any transfer of any such  Certificate  by the Company or any  Affiliate  thereof to the Company or an  Affiliate  of the  Company,  and the  Trustee  shall be  entitled  to  conclusively  rely upon a representation  (which, upon the request of the Trustee,  shall be a written  representation)  from the Company, of the  status of such  transferee  as an  Affiliate  of the  Company  or (II) the  prospective  transferee  of such a
Certificate  shall be required to provide the  Trustee,  the  Company and the Master  Servicer  with an  investment letter  substantially  in the form of Exhibit J attached to the  Standard  Terms (or such other form as the Company in its sole discretion  deems  acceptable),  which  investment  letter shall not be an expense of the Trustee,  the
Company or the Master Servicer,  and which investment  letter states that, among other things,  such transferee (A)
is a  "qualified  institutional  buyer" as defined  under Rule 144A,  acting for its own account or the accounts of other  "qualified  institutional  buyers" as defined under Rule 144A and (B) is aware that the proposed  transferor intends to rely on the exemption  from  registration  requirements  under the  Securities  Act of 1933, as amended, provided by Rule 144A.  With respect to any transfer of an interest in a Global Offered  Certificate  from a Holder of an interest in a Global Offered  Certificate,  the  requirements of (I)(A) and (B) above shall not apply and any transferee of a Rule 144A Global Offered  Certificate  will be deemed to have  represented  and warranted as to the matters set forth in Exhibit J attached to the  Standard  Terms and any  transferee  of a  Temporary  Regulation  S
Global  Offered  Certificate  or  Permanent  Regulation  S  Global  Offered  Certificate  will  be  deemed  to have represented  and warranted as to the matters set forth in Exhibit Twelve of this Series  Supplement.  The Holder of any such  Certificate  desiring to effect any such transfer,  sale,  pledge or other  disposition  shall,  and does hereby agree to,  indemnify the Trustee,  the Company,  the Master Servicer and the Certificate  Registrar  against any liability that may result if the transfer,  sale,  pledge or other  disposition is not so exempt or is not made in accordance with such federal and state laws.

(E)                        (i)      In the case of any Class SB  Certificate  that is a Definitive  Certificate  or
Class R  Certificate  presented  for  registration  in the name of any  Person,  either (I) (A) the  Trustee  shall require an Opinion of Counsel  acceptable to and in form and  substance  satisfactory  to the Trustee,  the Company and the Master  Servicer  to the effect  that the  purchase  or  holding  of such Class SB  Certificate  or Class R
Certificate  is  permissible  under  applicable  law, will not  constitute or result in any  non-exempt  prohibited transaction  under Section 406 of the Employee  Retirement  Income Security Act of 1974, as amended  ("ERISA"),  or
Section  4975 of the Code (or  comparable  provisions  of any  subsequent  enactments),  and will not  subject  the
Trustee,  the Company or the Master Servicer to any obligation or liability  (including  obligations or liabilities under ERISA or Section  4975 of the Code) in addition  to those  undertaken  in this  Agreement,  which  Opinion of
Counsel  shall not be an  expense  of the  Trustee,  the  Company or the  Master  Servicer  or (B) the  prospective
Transferee  shall be required to provide the Trustee,  the Company and the Master Servicer with a certification  to the effect set forth in paragraph  fifteen of Exhibit G-1, which the Trustee may rely upon without  further inquiry or  investigation,  or such other  certifications  as the  Trustee  may deem  desirable  or  necessary  in order to establish  that such  Transferee  or the Person in whose name such  registration  is  requested  is not an employee benefit plan or other plan subject to the prohibited  transaction  provisions of ERISA or Section 4975 of the Code, or any Person  (including  an  investment  manager,  a named  fiduciary or a trustee of any such plan) who is using
"plan  assets" of any such plan to effect such  acquisition  (each,  a "Plan  Investor") or (II) in the case of any
Global  Offered  Certificate,  the  Transferee  will  be  deemed  to  represent  that  it is not a  Plan  Investor.
Notwithstanding  anything  to the  contrary  contained  herein,  the Trustee and the  Supplemental  Interest  Trust
Trustee  shall not permit the  transfer  of a  beneficial  interest  in a Class SB  Certificate  or Global  Offered
Certificate  unless the  transferee  executes  and  delivers  to the  Trustee or the  Supplemental  Interest  Trust
Trustee, as applicable, any certification that is required pursuant to Section 10.06(c) prior to transfer.

                           (ii)     Any Transferee of a Class M Certificate  (or interest  therein)  acquired after termination  of the  Supplemental  Interest  Trust will be deemed to have  represented by virtue of its purchase or holding of such  Certificate (or interest  therein) that either (a) such Transferee is not a Plan Investor,  (b) it has acquired and is holding such  Certificate in reliance on Prohibited  Transaction  Exemption  ("PTE") 94-29,  as
most  recently  amended,  PTE 2007-05,  72 Fed.  Reg.  13130 (March 20,  2007) (the "RFC  Exemption"),  and that it understands  that there are  certain  conditions  to the  availability  of the RFC  Exemption  including  that such
Certificate  must be rated,  at the time of  purchase,  not lower than  "BBB-" (or its  equivalent)  by  Standard &
Poor's,  Fitch,  Moody's, DBRS Limited or DBRS, Inc. or (c) such Transferee is an insurance company, (1) the source of funds used to  purchase  or hold such  Certificate  (or  interest  therein)  is an  "insurance  company  general account" (as defined in U.S.  Department of Labor Prohibited  Transaction  Class Exemption  ("PTCE") 95-60, and (2)
the  conditions  set forth in PTCE 95-60 have been  satisfied  (each  entity  that  satisfies  this  clause  (c), a
"Complying Insurance Company").

                           (iii)    Each Holder of a Class A  Certificate  or Class M  Certificate  or any interest therein that is acquired by a Plan Investor as of any date prior to the  termination of the  Supplemental  Interest
Trust shall be deemed to have  represented,  by its  acquisition  or holding of such  Certificate  or any  interest therein,  that at least one of PTCE 84-14,  90-1,  91-38,  95-60 or 96-23 or other applicable  exemption applies to such Holder's right to receive payments from the Supplemental Interest Trust.

                           (iv)     If any  Certificate  (or  any  interest  therein)  is  acquired  or held by any
Person that does not satisfy the conditions  described in paragraph (i), (ii) or (iii), as applicable,  above, then the last  preceding  Transferee  that  either (i) is not a Plan  Investor  or (ii)  acquired  such  Certificate  in compliance  with the conditions  described in paragraph (i), (ii) or (iii),  as applicable,  shall be restored,  to the extent  permitted by law, to all rights and  obligations as Certificate  Owner thereof  retroactive to the date of such  Transfer  of such  Certificate.  The  Trustee  shall be under no  liability  to any  Person for making any payments due on such Certificate to such preceding Transferee.

                           (v)      Any  purported   Certificate   Owner  whose   acquisition  or  holding  of  any
Certificate  (or interest  therein) was effected in violation of the  restrictions  in this Section  5.02(e)  shall indemnify and hold harmless the Company,  the Trustee, the Master Servicer,  any Subservicer,  the Underwriters and
the Trust Fund from and against any and all liabilities,  claims,  costs or expenses  incurred by such parties as a result of such acquisition or holding.

(F)      (See Section 5.02(f) of the Standard Terms.)

(G)      Provisions  Regarding Rule 144A and Regulation S Transfers.  (i) Class SB Certificates  sold to "qualified institutional  buyers" as defined in and in  reliance on Rule 144A under the 1933 Act shall be  represented  by one or more Rule 144A Global Offered  Certificates.  Class SB  Certificates  sold in offshore  transactions in reliance on Regulation S under the Securities Act shall be  represented  initially by Temporary  Regulation S Global Offered
Certificates).

                           (ii)     The Temporary  Regulation S Global Offered  Certificates  shall be exchanged on the later of (a) 40 days after the later of the  Closing  Date (b) the date on which the  requisite  certifications are due to and  provided  to the Trustee  (the later of clauses (a) and (b),  the  "Exchange  Date") for  Permanent
Regulation S Global Offered  Certificates.  Regulation S Global Offered  Certificates shall be issued in registered form,  without  coupons,  and  deposited  upon the order of the  Transferor  with the Trustee as custodian  for and registered in the name of a nominee of the Depository for credit to the account of the  depositaries  for Euroclear and Clearstream).

                           (iii)    A  Certificate  Owner  holding an interest in a Temporary  Regulation  S Global
Offered  Certificate  may receive  payments in respect of the  Certificates  on the  Temporary  Regulation S Global
Offered  Certificate  only  after the  delivery,  to  Euroclear  or  Clearstream,  as the case may be, of a written certification  substantially  in the form set forth in Exhibit Six, and upon delivery by Euroclear or  Clearstream, as the case may be, to the Trustee and Certificate  Registrar of a certification  or  certifications  substantially in the form set forth in Exhibit Seven (the "Clearing  System  Certificate").  The delivery by a Certificate  Owner of the  certification  referred to above shall constitute its irrevocable  instruction to Euroclear or Clearstream, as the case may be, to arrange for the exchange of the Certificate  Owner's interest in the Temporary  Regulation S
Global Offered  Certificate  for a beneficial  interest in the Permanent  Regulation S Global  Offered  Certificate
after the Exchange Date in accordance with paragraph (iv) below.

                           (iv)     After (i) the Exchange  Date and (ii) receipt by the  Certificate  Registrar of written  instructions  from Euroclear or Clearstream,  as the case may be,  directing the Certificate  Registrar to credit or cause to be credited to either Euroclear's or Clearstream's,  as the case may be, Depository's  account a beneficial  interest in the Permanent  Regulation S Global Offered  Certificate  in a principal  amount not greater than that of the beneficial  interest in the Temporary  Regulation S Global Offered  Certificate,  the  Certificate
Registrar  shall  instruct the  Depository  to reduce the  principal  amount of the  Temporary  Regulation S Global
Offered  Certificate and increase the principal  amount of the Permanent  Regulation S Global Offered  Certificate,
by the principal amount of the beneficial  interest in the Temporary  Regulation S Global Offered Certificate to be
so  transferred,  and to credit or cause to be credited to the account of  Euroclear,  Clearstream  or a Person who has an account with the Depository as the case may be, a beneficial  interest in the Permanent  Regulation S Global
Offered  Certificate  having  a  Certificate  Principal  Balance  of the  Temporary  Regulation  S  Global  Offered
Certificate  that was reduced  upon the  transfer.  Upon  return of the entire  principal  amount of the  Temporary
Regulation S Global  Offered  Certificate  to the Trustee in exchange  for  beneficial  interests in the  Permanent
Regulation  S Global  Offered  Certificate,  Trustee  shall  cancel  the  Temporary  Regulation  S  Global  Offered
Certificate by perforation and shall forthwith destroy it.

                           (v)      For  transfer  of an  interest  in a  Permanent  Regulation  S  Global  Offered
Certificate for an interest in the Rule 144A Global Offered Certificate,  if the  Certificateholder of a beneficial interest in a Permanent  Regulation S Global Offered  Certificate  deposited with the Depository wishes at any time to exchange its interest in the Permanent Regulation S Global Offered  Certificate,  or to transfer its interest in the Permanent  Regulation S Global Offered  Certificate to a Person who wishes to take delivery thereof in the form of an interest in the Rule 144A Global Offered  Certificate,  the  Certificateholder  may, subject to the rules and procedures  of  Euroclear  or  Clearstream  and the  Depository,  as the  case  may  be,  give  directions  for the
Certificate  Registrar  to exchange or cause the  exchange or transfer or cause the transfer of the interest for an equivalent  beneficial  interest in the Rule 144A  Global  Offered  Certificate.  Upon  receipt by the  Certificate
Registrar of instructions  from Euroclear or  Clearstream,  from the Depository or from the  Certificateholder,  as the case may be,  directing the  Certificate  Registrar to credit or cause to be credited a beneficial  interest in the Rule 144A Global  Offered  Certificate  equal to the Percentage  Interest in the Permanent  Regulation S Global
Offered  Certificate  to be exchanged or  transferred  (such  instructions  to contain  information  regarding  the
Depository  Participant  account to be credited with the increase,  and, with respect to an exchange or transfer of an interest in the  Permanent  Regulation  S Global  Offered  Certificate,  information  regarding  the  Depository
Participant  account to be debited with the decrease),  the Certificate  Registrar shall instruct the Depository to reduce the Permanent  Regulation S Global Offered  Certificate by the aggregate  principal amount of the beneficial interest in the  Permanent  Regulation S Global  Offered  Certificate  to be so exchanged or  transferred,  and the
Certificate  Registrar shall instruct the Depository,  concurrently  with the reduction,  to increase the principal amount  of the Rule  144A  Global  Offered  Certificate  by the  aggregate  Certificate  Principal  Balance  of the beneficial  interest in the Permanent  Regulation S Global Offered  Certificate to be so exchanged or  transferred, and to credit or cause to be credited to the  account of the Person  specified  in the  instructions  a  beneficial interest in the Rule 144A Global Offered  Certificate  equal to the reduction in the Certificate  Principal Balance of the Permanent Regulation S Global Offered Certificate.

                           (vi)     For transfers of an interest in the Rule 144A Global  Offered  Certificate  for an interest in a Regulation S Global Offered  Certificate,  if a Certificate Owner holding a beneficial interest in the Rule 144A  Global  Offered  Certificate  wishes at any time to  exchange  its  interest in the Rule 144A Global
Offered  Certificate for an interest in a Regulation S Global Offered  Certificate,  or to transfer its interest in the 144A Book-Entry  Certificate to a Person who wishes to take delivery  thereof in the form of an interest in the
Regulation S Global Offered  Certificate,  the  Certificateholder  may,  subject to the rules and procedures of the
Depository,  give directions for the  Certificate  Registrar to exchange or cause the exchange or transfer or cause the  transfer  of the  interest  for  an  equivalent  beneficial  interest  in  the  Regulation  S  Global  Offered
Certificate.  Upon  receipt  by the  Certificate  Registrar  of (A)  instructions  given  in  accordance  with  the
Depository's procedures from a Depository Participant or from the Certificateholder,  as the case may be, directing the  Certificate  Registrar  to credit or cause to be credited a  beneficial  interest in the  Regulation  S Global
Offered  Certificate in an amount equal to the beneficial  interest in the Rule 144A Global Offered  Certificate to be exchanged or transferred,  (B) a written order given in accordance with the Depository's  procedures  containing information  regarding  the  account of the  depositaries  for  Euroclear  or  Clearstream  or  another  Depository
Participant,  as the  case  may be,  to be  credited  with  the  increase  and  the  name  of the  account  and (C)
certificates  in the forms of Exhibits  Eight and Nine,  respectively,  given by the  proposed  transferee  and the
Certificate  Owner of the interest,  the  Certificate  Registrar  shall  instruct the Depository to reduce the Rule
144A Global Offered  Certificate  by the aggregate  principal  amount of the  beneficial  interest in the Rule 144A
Global Offered  Certificate  to be so exchanged or transferred  and the  Certificate  Registrar  shall instruct the
Depository,  concurrently  with the reduction,  to increase the principal amount of the Regulation S Global Offered
Certificate  by the aggregate  Certificate  Principal  Balance of the  beneficial  interest in the Rule 144A Global
Offered  Certificate  to be so  exchanged or  transferred,  and to credit or cause to be credited to the account of the Person  specified in the  instructions a beneficial  interest in the  Regulation S Global  Offered  Certificate equal to the reduction in the Certificate Principal Balance of the Rule 144A Global Offered Certificate.

                           (vii)    Notwithstanding  any other provisions of this Section 5.02(g),  the Underwriter may  exchange  beneficial  interests  in the  Temporary  Regulation S Global  Offered  Certificates  held by it for interests in the Rule 144A Global Offered  Certificates  only after delivery by the Underwriter of instructions for the  exchange  substantially  in the  form of  Exhibit  Ten.  Upon  receipt  of the  instructions  provided  in the preceding sentence,  the Certificate  Registrar shall instruct the Depository to reduce the principal amount of the
Temporary  Regulation S Global  Offered  Certificate  to be so  transferred  and shall  instruct the  Depository to increase the principal  amount of the Rule 144A Global  Offered  Certificate  and credit or cause to be credited to the account of the  placement  agent a beneficial  interest in the Rule 144A Global  Offered  Certificate  having a principal  amount equal to the amount by which the principal  amount of the Temporary  Regulation S Global  Offered
Certificate  was reduced  upon the transfer  pursuant to the  instructions  provided in the first  sentence of this clause (vii).

                           (viii)   If a transfer of a Class SB  Certificate  which is a Definitive  Certificate is to be made,  the  Trustee  shall  require a written  Opinion of  Counsel  acceptable  to and in form and  substance satisfactory  to the Trustee and the Company that such transfer may be made  pursuant to an  exemption,  describing the  applicable  exemption  and the basis  therefor,  from said Act and laws or is being made  pursuant to the 1933
Act,  which  Opinion of Counsel shall not be an expense of the Trustee,  the Trust Fund,  the Company or the Master
Servicer.

                           (ix)     The Holder of a Class SB  Certificate  desiring to effect any  transfer,  sale, pledge or other  disposition  shall,  and does hereby  agree to,  indemnify  the Trustee,  the Company,  the Master
Servicer and the  Certificate  Registrar  against any liability  that may result if the transfer,  sale,  pledge or other disposition is not so exempt or is not made in accordance with the provisions of this Agreement.

(H)      (See Section 5.02(h) of the Standard Terms.)

(I)      Notwithstanding  anything to the contrary  contained herein,  the Trustee and Supplemental  Interest Trust
Trustee  shall not permit the transfer of a beneficial  interest in a Class SB  Certificate  unless the  transferee executes and delivers to the Trustee or the Supplemental  Interest Trust Trustee, as applicable,  any certification that is required pursuant to Section 10.06(c) prior to transfer.

SECTION 5.03.     MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.  (See Section 5.03 of the Standard Terms.)

SECTION 5.04.     PERSONS DEEMED OWNERS.  (See Section 5.04 of the Standard Terms.)

SECTION 5.05.     APPOINTMENT OF PAYING AGENT.

                  The Trustee and  Supplemental  Interest  Trust Trustee may appoint a Paying Agent for the purpose of  making  distributions  to  the  Certificateholders  pursuant  to  Section  4.02.  In  the  event  of  any  such appointment,  on or prior to each  Distribution  Date the Master  Servicer on behalf of the Trustee or Supplemental
Interest  Trust  Trustee,  as  applicable,  shall  deposit or cause to be  deposited  with the  Paying  Agent a sum sufficient  to make the  payments  to the  Certificateholders  in the  amounts  and in the manner  provided  for in
Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

                  The Trustee or  Supplemental  Interest  Trust  Trustee,  as  applicable,  shall cause each Paying
Agent to execute and deliver to the Trustee or Supplemental  Interest Trust Trustee,  as applicable,  an instrument in which such Paying Agent shall agree with the Trustee or  Supplemental  Interest  Trust  Trustee,  as applicable, that such Paying  Agent shall hold all sums held by it for the payment to the  Certificateholders  in trust for the
benefit  of  the   Certificateholders   entitled   thereto   until  such  sums   shall  be   distributed   to  such
Certificateholders.  Any sums so held by such Paying  Agent  shall be held only in Eligible  Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

SECTION 5.06.     U.S.A. PATRIOT ACT COMPLIANCE.  (See Section 5.06 of the Standard Terms.)

ARTICLE VI

                                        THE COMPANY AND THE MASTER SERVICER

                                      (See Article VI of the Standard Terms)

ARTICLE VII

                                                      DEFAULT

                                     (See Article VII of the Standard Terms.)

ARTICLE VIII

                          CONCERNING THE TRUSTEE AND SUPPLEMENTAL INTEREST TRUST TRUSTEE

SECTION 8.01.     DUTIES OF THE TRUSTEE AND SUPPLEMENTAL INTEREST TRUST TRUSTEE.

(A)      The Trustee and  Supplemental  Interest Trust Trustee,  prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have  occurred,  undertake to perform such duties and only such  duties as are  specifically  set  forth in this  Agreement.  In case an Event of  Default  has  occurred
(which has not been cured or waived),  the Trustee and  Supplemental  Interest Trust Trustee shall exercise such of the  rights  and  powers  vested  in each by this  Agreement,  and use the same  degree  of care and skill in their exercise as a prudent  investor would  exercise or use under the  circumstances  in the conduct of such  investor's own affairs.

(B)      The Trustee or  Supplemental  Interest Trust  Trustee,  as  applicable,  upon receipt of all  resolutions, certificates,  statements,  opinions,  reports,  documents, orders or other instruments furnished to the Trustee or
Supplemental  Interest Trust Trustee which are specifically  required to be furnished  pursuant to any provision of this Agreement,  shall examine them to determine  whether they conform to the  requirements of this Agreement.  The
Trustee or Supplemental  Interest Trust Trustee,  as applicable,  shall notify the  Certificateholders  of any such documents  which do not materially  conform to the  requirements of this Agreement in the event that the Trustee or
Supplemental  Interest  Trust  Trustee,  as  applicable,  after  so  requesting,  does not  receive  satisfactorily corrected documents.

         The  Trustee  shall  forward  or cause to be  forwarded  in a timely  fashion  the  notices,  reports  and statements  required to be forwarded by the Trustee  pursuant to Sections  4.03,  4.06,  7.03 and 9.01. The Trustee
and  Supplemental  Interest Trust Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master  Servicer may reasonably  request from time to time for the Master Servicer to fulfill its duties set forth in this Agreement.  The Trustee and  Supplemental  Interest Trust Trustee  covenant and agree that each shall perform its respective  obligations  hereunder in a manner so as to maintain the status of any portion of any REMIC formed under the Series  Supplement  as a REMIC under the REMIC  Provisions  and  (subject to Section  10.01(f)) to prevent the imposition of any federal,  state or local income,  prohibited  transaction,  contribution or other tax on the Trust Fund or the  Supplemental  Interest Trust to the extent that maintaining such status and avoiding such taxes are  reasonably  within the  control of the  Trustee  or the  Supplemental  Interest  Trust  Trustee  and are
reasonably within the scope of their respective duties under this Agreement.

(C)      No provision of this Agreement  shall be construed to relieve the Trustee or  Supplemental  Interest Trust
Trustee,  as applicable,  from liability for its own negligent action,  its own negligent failure to act or its own willful misconduct; provided, however, that:

(I)  Prior to the  occurrence of an Event of Default,  and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee and Supplemental Interest Trust Trustee, as
     applicable,  shall  be  determined  solely  by the  express  provisions  of this  Agreement,  the  Trustee  or
     Supplemental  Interest  Trust  Trustee  shall not be liable  except  for the  performance  of such  duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this  Agreement  against the Trustee or  Supplemental  Interest  Trust Trustee and, in the absence of bad faith on the part of the Trustee or Supplemental  Interest Trust Trustee, the Trustee or Supplemental Interest
     Trust Trustee may  conclusively  rely, as to the truth of the statements  and the  correctness of the opinions expressed  therein,  upon any certificates or opinions  furnished to the Trustee or the Supplemental  Interest
     Trust Trustee,  as applicable by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

(II) The Trustee or Supplemental Interest Trust Trustee, as applicable, shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee or Supplemental
     Interest Trust Trustee,  as applicable,  unless it shall be proved that the Trustee or  Supplemental  Interest
     Trust Trustee was negligent in ascertaining the pertinent facts;

(III) The Trustee shall not be personally liable with respect to any action taken,  suffered or omitted to be taken by it in good faith in accordance with the direction of  Certificateholders  of any Class holding Certificates which evidence,  as to such Class,  Percentage Interests  aggregating not less than 25% as to the time, method and place of conducting  any proceeding  for any remedy  available to the Trustee,  or exercising any trust or power conferred upon the Trustee, under this Agreement;

(IV) The  Trustee  shall not be charged  with  knowledge  of any  default  (other  than a default in payment to the
     Trustee)  specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses  (iii),  (iv)
     and (v) of Section 7.01 unless a Responsible  Officer of the Trustee  assigned to and working in the Corporate
     Trust Office obtains actual  knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder;
     and

(V)  Except to the extent  provided in Section  7.02, no provision in this  Agreement  shall require the Trustee or
     Supplemental  Interest  Trust  Trustee,  as applicable,  to expend or risk its own funds  (including,  without limitation,  the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee or Supplemental  Interest Trust Trustee, as applicable,  hereunder,  or in the exercise of any of its rights or powers, if the Trustee or Supplemental Interest Trust Trustee, as applicable, shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(D)      The Trustee  shall  timely pay,  from its own funds,  the amount of any and all  federal,  state and local taxes  imposed on the Trust Fund or its assets or  transactions  including,  without  limitation,  (A)  "prohibited transaction"  penalty  taxes as  defined  in Section  860F of the Code,  if,  when and as the same shall be due and payable,  (B) any tax on  contributions  to a REMIC after the Closing Date  imposed by Section  860G(d) of the Code and (C) any tax on "net income from  foreclosure  property" as defined in Section  860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations  hereunder,  which breach constitutes negligence or willful misconduct of the Trustee.

SECTION 8.02.     CERTAIN MATTERS AFFECTING THE TRUSTEE AND SUPPLEMENTAL INTEREST TRUST TRUSTEE.

(A)      Except as otherwise provided in Section 8.01:

(I)  The Trustee or Supplemental  Interest Trust Trustee, as applicable,  may rely and shall be protected in acting or refraining from acting upon any  resolution,  Officers'  Certificate,  certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document  believed by it to be genuine and to have been signed or  presented  by the proper  party or parties;

(II) The Trustee or Supplemental Interest Trust Trustee, as applicable, may consult with counsel and any Opinion of
     Counsel shall be full and complete  authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(III) The Trustee or Supplemental  Interest Trust Trustee, as applicable,  shall be under no obligation to exercise any of the trusts or powers vested in it by this  Agreement or to institute,  conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders,  pursuant to the  provisions  of this  Agreement,  unless such  Certificateholders  shall have offered to the Trustee or
     Supplemental  Interest  Trust  Trustee,  as applicable,  reasonable  security or indemnity  against the costs, expenses and liabilities which may be incurred therein or thereby;  nothing  contained herein shall,  however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement,  and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(IV) The Trustee or  Supplemental  Interest Trust Trustee,  as applicable,  shall not be personally  liable for any action  taken,  suffered  or omitted by it in good faith and  believed  by it to be  authorized  or within the discretion or rights or powers conferred upon it by this Agreement;

(V)  Prior to the  occurrence  of an Event of  Default  hereunder  and after the  curing or waiver of all Events of
     Default which may have occurred,  the Trustee shall not be bound to make any  investigation  into the facts or matters stated in any resolution,  certificate,  statement,  instrument,  opinion,  report,  notice,  request, consent, order, approval, bond or other paper or document,  unless requested in writing so to do by Holders of
     Certificates of any Class evidencing,  as to such Class, Percentage Interests,  aggregating not less than 50%;
     provided,  however,  that if the payment  within a  reasonable  time to the Trustee of the costs,  expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not  reasonably  assured to the Trustee by the  security  afforded to it by the terms of this  Agreement,  the
     Trustee may require  reasonable  indemnity  against such expense or liability as a condition to so proceeding.
     The reasonable expense of every such examination shall be paid by the Master Servicer,  if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(VI) The Trustee or  Supplemental  Interest Trust Trustee,  as applicable,  may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

(VII) To the extent authorized under the Code and the regulations promulgated thereunder,  each Holder of a Class R
     Certificate hereby irrevocably  appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns  required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns  prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master  Servicer  pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(B)      Following the issuance of the  Certificates,  the Trustee shall not accept any  contribution  of assets to the Trust Fund unless  (subject to Section  10.01(f)) it shall have obtained or been  furnished  with an Opinion of
Counsel to the effect that such  contribution  will not (i) cause any portion of any REMIC  formed under the Series
Supplement  to fail to  qualify  as a REMIC at any time that any  Certificates  are  outstanding  or (ii) cause the
Trust Fund to be subject to any federal  tax as a result of such  contribution  (including  the  imposition  of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

SECTION 8.03.     TRUSTEE AND SUPPLEMENTAL INTEREST TRUST TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS.

         The recitals  contained herein and in the  Certificates  (other than the execution of the Certificates and relating to the  acceptance  and receipt of the Mortgage  Loans) shall be taken as the statements of the Company or the Master  Servicer  as the case may be,  and the  Trustee  and  Supplemental  Interest  Trust  Trustee  assume no
responsibility   for  their   correctness.   The  Trustee  and   Supplemental   Interest   Trust  Trustee  make  no
representations  as to the  validity or  sufficiency  of this  Agreement  or of the  Certificates  (except that the
Certificates  shall be duly and validly  executed  and  authenticated  by it as  Certificate  Registrar)  or of any
Mortgage  Loan or related  document,  or of MERS or the MERS(R)System.  Except as otherwise  provided  herein,  the
Trustee and  Supplemental  Interest  Trust  Trustee  shall not be  accountable  for the use or  application  by the
Company or the Master Servicer of any of the Certificates or of the proceeds of such  Certificates,  or for the use or  application  of any funds paid to the  Company  or the Master  Servicer  in  respect of the  Mortgage  Loans or deposited  in or  withdrawn  from the  Custodial  Account or the  Certificate  Account by the Company or the Master
Servicer.

         In addition,  notwithstanding  anything to the contrary contained herein or in the Custodial Agreement, in no event shall the Trustee have any  liability in respect of any actions or  omissions of the  Custodian  herein or pursuant to the Custodial Agreement

SECTION 8.04.     TRUSTEE AND SUPPLEMENTAL INTEREST TRUST TRUSTEE MAY OWN CERTIFICATES.

         The Trustee and  Supplemental  Interest Trust Trustee in their individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

SECTION 8.05.     MASTER SERVICER TO PAY TRUSTEE'S AND SUPPLEMENTAL INTEREST TRUST TRUSTEE'S FEES AND EXPENSES;
INDEMNIFICATION.

(A)      The Master Servicer  covenants and agrees to pay to the Trustee,  any co-trustee from time to time and the
Supplemental  Interest Trust Trustee, and the Trustee,  any co-trustee and the Supplemental  Interest Trust Trustee shall be entitled to,  reasonable  compensation  (which  shall not be limited by any  provision of law in regard to the  compensation  of a trustee of an express trust) for all services  rendered by each of them in the execution of the trusts  hereby  created and in the exercise and  performance  of any of the powers and duties  hereunder of the
Trustee,  any  co-trustee  and the  Supplemental  Interest  Trust  Trustee,  and the  Master  Servicer  will pay or reimburse the Trustee,  any co-trustee and the Supplemental  Interest Trust Trustee upon request for all reasonable expenses,  disbursements and advances incurred or made by the Trustee, any co-trustee or the Supplemental  Interest
Trust Trustee in accordance  with any of the  provisions of this Agreement  (including the reasonable  compensation and the  expenses  and  disbursements  of its  counsel  and of all persons  not  regularly  in its employ,  and the expenses incurred by the Trustee, any co-trustee or the Supplemental  Interest Trust Trustee in connection with the appointment of an office or agency  pursuant to Section 8.12) except any such expense,  disbursement  or advance as may arise from its negligence or bad faith.

(B)      The  Master  Servicer  agrees to  indemnify  the  Trustee  or  Supplemental  Interest  Trust  Trustee,  as
applicable,  for, and to hold the Trustee or Supplemental Interest Trust Trustee, as applicable,  harmless against, any loss,  liability or expense incurred without  negligence or willful misconduct on the Trustee's or Supplemental
Interest  Trust  Trustee's,  as  applicable,  part,  arising out of, or in  connection  with,  the  acceptance  and administration  of the Trust Fund or Supplemental  Interest Trust, as applicable,  including the costs and expenses
(including  reasonable  legal fees and  expenses)  of defending  itself  against any claim in  connection  with the exercise or performance of any of their  respective  powers or duties under this Agreement,  the Swap Agreement and the  Custodial  Agreement,  and the Master  Servicer  further  agrees to indemnify the Trustee for, and to hold the
Trustee  harmless  against,  any loss,  liability or expense arising out of, or in connection  with, the provisions set  forth  in the  second  paragraph  of  Section  2.01(c)  hereof,  including,  without  limitation,  all  costs, liabilities and expenses  (including  reasonable  legal fees and expenses) of  investigating  and defending  itself against any claim,  action or  proceeding,  pending or threatened,  relating to the  provisions of this  paragraph, provided that:

(i)      with respect to any such claim,  the Trustee shall have given the Master  Servicer  written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii)     while  maintaining  control over its own defense,  the Trustee shall  cooperate and consult fully with the
         Master Servicer in preparing such defense; and

(iii)    notwithstanding  anything in this Agreement to the contrary,  the Master  Servicer shall not be liable for settlement  of any claim by the Trustee  entered  into  without the prior  consent of the Master  Servicer which consent shall  not be unreasonably withheld.

              No termination  of this Agreement  shall affect the  obligations  of the Master  Servicer  created by this Section  8.05(b) to indemnify the Trustee or  Supplemental  Interest Trust Trustee,  as applicable,  under the conditions and to the extent set forth herein.

              Notwithstanding the foregoing,  the  indemnification  provided by the Master Servicer in this Section
8.05(b)  shall not be  available  (A) for any loss,  liability or expense of the Trustee or  Supplemental  Interest
Trust Trustee,  as applicable,  including the costs and expenses of defending  itself against any claim incurred in connection  with any actions taken by the Trustee or  Supplemental  Interest Trust Trustee,  as applicable,  at the direction of the  Certificateholders  pursuant to the terms of this  Agreement or (B) where the Trustee is required to indemnify the Master Servicer pursuant to Section 12.05(a).

SECTION 8.06.     ELIGIBILITY REQUIREMENTS FOR TRUSTEE.

         The Trustee  hereunder shall at all times be a corporation or a national  banking  association  having its principal  office in a state and city  acceptable to the Company and organized and doing business under the laws of such state or the United States of America,  authorized under such laws to exercise corporate trust powers,  having a combined  capital and surplus of at least  $50,000,000  and subject to  supervision  or examination by federal or state  authority.  If such  corporation or national  banking  association  publishes  reports of condition at least annually,  pursuant to law or to the  requirements of the aforesaid  supervising or examining  authority,  then for the  purposes of this  Section the  combined  capital  and  surplus of such  corporation  shall be deemed to be its combined  capital and surplus as set forth in its most recent  report of  condition  so  published.  In case at any time the Trustee shall cease to be eligible in accordance  with the  provisions of this Section,  the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

         The Trustee and Supplemental  Interest Trust Trustee,  and any successors  thereto,  shall at all times be the same Person.

SECTION 8.07.     RESIGNATION AND REMOVAL OF THE TRUSTEE AND SUPPLEMENTAL INTEREST TRUST TRUSTEE.

(a)      The Trustee and Supplemental  Interest Trust Trustee,  together,  may at any time resign and be discharged from the trusts hereby  created by giving  written  notice  thereof to the Company.  Upon  receiving such notice of resignation,  the Company shall  promptly  appoint a successor  trustee and successor  supplemental  interest trust trustee by written  instrument,  in  duplicate,  one copy of which  instrument  shall be delivered to the resigning
Trustee and one copy to the successor trustee.  If no successor trustee and successor  supplemental  interest trust trustee shall have been so appointed and have accepted  appointment  within 30 days after the giving of such notice of resignation,  the resigning Trustee and Supplemental  Interest Trust Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee and successor supplemental interest trust trustee.

(b)      If at any time the Trustee  shall cease to be eligible in accordance  with the  provisions of Section 8.06 and shall fail to resign  after  written  request  therefor by the  Company,  or if at any time the  Trustee  shall become  incapable of acting,  or shall be adjudged  bankrupt or  insolvent,  or a receiver of the Trustee or of its property  shall be appointed,  or any public officer shall take charge or control of the Trustee or of its property or affairs  for the  purpose of  rehabilitation,  conservation  or  liquidation,  then the  Company  may remove the
Trustee  and  Supplemental  Interest  Trust  Trustee  and appoint a  successor  trustee by written  instrument,  in duplicate,  one  copy of  which  instrument  shall be  delivered  to the  Trustee  so  removed  and one copy to the successor  trustee.  In  addition,  in the event that the  Company  determines  that the  Trustee  or  Supplemental
Interest  Trust  Trustee,  as  applicable,  has  failed  (i)  to  distribute  or  cause  to be  distributed  to the
Certificateholders  any amount required to be distributed  hereunder,  if such amount is held by the Trustee or its
Paying  Agent  (other than the Master  Servicer or the  Company) or the  Supplemental  Interest  Trust  Trustee for
distribution or (ii) to otherwise  observe or perform in any material  respect any of its covenants,  agreements or obligations  hereunder,  and such failure shall  continue  unremedied  for a period of 5 days (in respect of clause
(i) above) or 30 days (in respect of clause (ii) above  other than any  failure to comply  with the  provisions  of
Article XII, in which case no notice or grace period shall be  applicable)  after the date on which written  notice of such failure,  requiring  that the same be remedied,  shall have been given to the Trustee by the Company,  then the Company may remove the Trustee and  Supplemental  Interest  Trust  Trustee and appoint a successor  trustee and successor  supplemental  interest  trust  trustee by written  instrument  delivered  as provided  in the  preceding sentence.  In connection  with the  appointment of a successor  trustee and successor  supplemental  interest trust trustee  pursuant  to the  preceding  sentence,  the  Company  shall,  on or  before  the  date on  which  any such appointment  becomes  effective,  obtain from each Rating Agency written  confirmation  that the appointment of any such successor  trustee and successor  supplemental  interest trust trustee will not result in the reduction of the ratings  on any Class of the  Certificates  below the  lesser  of the then  current  or  original  ratings  on such
Certificates.

(c)      The  Holders of  Certificates  entitled  to at least 51% of the Voting  Rights may at any time  remove the
Trustee  and  Supplemental  Interest  Trust  Trustee,  together,  and appoint a  successor  trustee  and  successor supplemental  interest trust trustee by written  instrument or instruments,  in triplicate,  signed by such Holders or their  attorneys-in-fact  duly  authorized,  one  complete  set of which  instruments  shall be delivered to the
Company,  one complete set to the Trustee and  Supplemental  Interest Trust Trustee so removed and one complete set to the successors so appointed.

(d)      Any  resignation or removal of the Trustee and  Supplemental  Interest Trust Trustee and  appointment of a successor  trustee and successor  supplemental  interest  trust trustee  pursuant to any of the  provisions of this
Section shall become effective upon acceptance of appointment by the successor  trustee and successor  supplemental interest trust trustee as provided in Section 8.08.

SECTION 8.08.     SUCCESSOR TRUSTEE AND SUCCESSOR SUPPLEMENTAL INTEREST TRUST TRUSTEE.

(a)      Any  successor  trustee  and  successor  supplemental  interest  trust  trustee  appointed  as provided in
Section 8.07 shall execute,  acknowledge and deliver to the Company and to its  predecessor  trustee or predecessor supplemental  interest trust trustee,  as applicable,  an instrument  accepting  such  appointment  hereunder,  and thereupon the  resignation  or removal of the  predecessor  trustee and  predecessor  supplemental  interest  trust trustee shall become effective and such successor trustee and successor  supplemental  interest trust trustee shall become effective and such successor trustee and successor  supplemental  interest trust trustee without any further act, deed or  conveyance,  shall become fully vested with all the rights,  powers,  duties and  obligations  of its predecessor  hereunder,  with the like effect as if  originally  named as trustee or  supplemental  interest  trust trustee  herein.  The  predecessor  trustee and  predecessor  supplemental  interest trust trustee shall deliver to the successor trustee and successor  supplemental  interest trust trustee,  as applicable,  all Custodial Files and related  documents  and  statements  held by it  hereunder  (other than any  Custodial  Files at the time held by a
Custodian,  which  shall  become  the agent of any  successor  trustee  hereunder),  and the  Company,  the  Master
Servicer,  predecessor trustee and predecessor  supplemental  interest trust trustee shall execute and deliver such instruments  and do such other  things as may  reasonably  be  required  for more fully and  certainly  vesting and confirming in the successor  trustee and successor  supplemental  interest  trust trustee all such rights,  powers, duties and obligations.

(b)      No successor  trustee or successor  supplemental  interest  trust  trustee  shall  accept  appointment  as provided in this Section unless at the time of such  acceptance (i) such successor  trustee shall be eligible under the provisions of Section 8.06, and (ii) such successor trustee and successor  supplemental  interest trust trustee shall be the same Person.

(c)      Upon  acceptance of appointment by a successor  trustee or successor  supplemental  interest trust trustee as provided in this  Section,  the Company  shall mail notice of the  succession  of such trustee and  supplemental interest  trust  trustee  hereunder  to:  (i) all  Holders  of  Certificates  at  their  addresses  as shown in the
Certificate  Register and (ii) to the Swap Provider unless the Swap Agreement has been  terminated.  If the Company fails to mail such notice within 10 days after  acceptance of  appointment  by the successor  trustee and successor supplemental  interest trust trustee,  the successor trustee shall cause such notice to be mailed at the expense of the Company.

SECTION 8.09.     MERGER OR CONSOLIDATION OF TRUSTEE.

         Any corporation or national banking  association  into which the Trustee and  Supplemental  Interest Trust
Trustee may be merged or converted or with which it may be  consolidated  or any  corporation  or national  banking association  resulting from any merger,  conversion or consolidation to which the Trustee and Supplemental Interest
Trust Trustee shall be a party, or any corporation or national  banking  association  succeeding to the business of the Trustee and  Supplemental  Interest  Trust  Trustee,  shall be the  successor  of the Trustee and  Supplemental
Interest Trust Trustee, as applicable,  hereunder,  provided such corporation or national banking association shall be eligible under the  provisions of Section 8.06,  without the execution or filing of any paper or any further act on the part of any of the parties  hereto,  anything  herein to the  contrary  notwithstanding.  The Trustee  shall mail  notice  of any such  merger or  consolidation  to the  Certificateholders  at their  address  as shown in the
Certificate Register.

SECTION 8.10.     APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.  (See Section 8.10 of the Standard Terms).

SECTION 8.11.     APPOINTMENT OF CUSTODIANS.  (See Section 8.11 of the Standard Terms.)

SECTION 8.12.     APPOINTMENT OF OFFICE OR AGENCY.  (See Section 8.12 of the Standard Terms).

SECTION 8.13.     SWAP AGREEMENT, SB-AM SWAP AGREEMENT AND CORRIDOR AGREEMENT.

                  The  Supplemental  Interest  Trust Trustee is hereby  authorized and directed to, and agrees that it shall (a) enter into the Swap Agreement on behalf of the  Supplemental  Interest Trust, (b) enter into the SB-AM
Swap  Agreement on behalf of (i) the Class A  Certificateholders  and Class M  Certificateholders  on the one hand, and (ii) the Class SB  Certificateholders  on the other hand and (c) enter into the Corridor Agreement on behalf of the  Supplemental  Interest  Trust.  The  Supplemental  Interest Trust Trustee shall be afforded all the rights and protections  provided to the Trustee as described in this Article  VIII.  The  Supplement  Interest  Trust  Trustee
shall be subject  to each  provision  of this  Article  VIII to the extent  that the  Trustee  was  subject to such provision and such provision is applicable to the  Supplemental  Interest Trust  Trustee's  duties and  obligations under this Agreement and the Swap Agreement.

ARTICLE IX

                                                    TERMINATION

SECTION 9.01.     OPTIONAL PURCHASE BY THE MASTER SERVICER OF ALL  CERTIFICATES;  TERMINATION UPON PURCHASE BY THE
MASTER SERVICER OR LIQUIDATION OF ALL MORTGAGE LOANS.

(A)      Subject to Section 9.02,  the  respective  obligations  and  responsibilities  of the Company,  the Master
Servicer and the Trustee  created hereby in respect of the  Certificates  (other than the obligation of the Trustee to make  certain  payments  after the Final  Distribution  Date to  Certificateholders  and the  obligation  of the
Company to send certain  notices as  hereinafter  set forth) shall  terminate  upon the last action  required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(I)      the later of the final  payment or other  liquidation  (or any Advance with  respect  thereto) of the last
                  Mortgage  Loan  remaining  in the Trust Fund or the  disposition  of all property  acquired  upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(II)     the  purchase by the Master  Servicer of all Mortgage  Loans and all  property  acquired in respect of any
                  Mortgage  Loan  remaining in the Trust Fund at a price equal to the sum of (A) 100% of the unpaid principal  balance of each  Mortgage  Loan or, if less than such unpaid  principal  balance,  the fair  market  value of the related  underlying  property of such  Mortgage  Loan with  respect to
                  Mortgage  Loans as to which title has been  acquired if such fair market  value is less than such unpaid  principal  balance (net of any  unreimbursed  Advances  attributable to principal) on the day of  repurchase  plus  accrued  interest  thereon at the Net  Mortgage  Rate (or  Modified Net
                  Mortgage Rate in the case of any Modified  Mortgage Loan),  to, but not including,  the first day of the month in which such repurchase  price is distributed  and (B) any unpaid Swap  Termination
                  Payment  payable to the Swap Provider  (including  any Swap  Termination  Payment  payable to the
                  Swap  Provider  as a  result  of the  exercise  of  the  option  provided  for  in  this  Section
                  9.01(a)(ii)),  provided, however, that in no event shall the trust created hereby continue beyond the  expiration of 21 years from the death of the last survivor of the  descendants  of Joseph P.
                  Kennedy,  the late ambassador of the United States to the Court of St. James,  living on the date hereof and  provided  further  that the  purchase  price set forth above shall be increased as is necessary,  as determined by the Master  Servicer,  to avoid  disqualification  of any portion of any REMIC formed under the Series  Supplement as a REMIC.  The purchase  price paid by the Master
                  Servicer  shall also  include  any  amounts  owed by  Residential  Funding  pursuant  to the last paragraph  of Section 4 of the  Assignment  Agreement  in respect  of any  liability,  penalty or expense that  resulted  from a breach of the  Compliance  With Laws  Representation,  that remain unpaid on the date of such purchase.

         The right of the Master  Servicer  to  purchase  all the assets of the Trust Fund  pursuant to clause (ii)
above is conditioned  upon the Pool Stated  Principal  Balance as of the Final  Distribution  Date, after to giving effect to  distributions  to be made on such  Distribution  Date,  being less than ten percent of the Cut-off  Date
Principal Balance of the Mortgage Loans.

         If such right is  exercised  by the Master  Servicer,  the  Master  Servicer  shall be deemed to have been reimbursed for the full amount of any  unreimbursed  Advances  theretofore  made by it with respect to the Mortgage
Loans.  In addition,  the Master Servicer shall provide to the Trustee the  certification  required by Section 3.15 and the Trustee and any Custodian shall,  promptly  following payment of the purchase price,  release to the Master
Servicer the Custodial  Files  pertaining to the Mortgage  Loans being  purchased.  No purchase  pursuant to clause
(ii) of this  Section  9.01(a) is  permitted  if a net  interest  margin  transaction  with respect to the Class SB
Certificates is outstanding unless the Underwriter consents in writing.

         In addition to the foregoing,  on any Distribution Date on which the Pool Stated Principal Balance,  prior to giving effect to  distributions  to be made on such  Distribution  Date, is less than ten percent of the Cut-off
Date  Principal  Balance of the  Mortgage  Loans,  the Master  Servicer  shall have the right,  at its  option,  to purchase the  Certificates  in whole,  but not in part, at a price equal to the outstanding  Certificate  Principal
Balance  of such  Certificates  plus the sum of Accrued  Certificate  Interest  thereon  for the  related  Interest
Accrual Period and any previously  unpaid  Accrued  Certificate  Interest.  If the Master  Servicer  exercises this right to purchase the  outstanding  Certificates,  the Master  Servicer  will  promptly  terminate  the  respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this Article IX.

(B)      The Master  Servicer  shall  give the  Trustee,  the  Supplemental  Interest  Trust  Trustee  and the Swap
Provider (so long as the Swap Agreement has not previously  been  terminated) not less than 40 days prior notice of the  Distribution  Date on which (1) the Master Servicer  anticipates that the final  distribution  will be made to
Certificateholders  as a result of the exercise by the Master  Servicer of its right to purchase the Mortgage Loans or on which  (2) the  Master  Servicer  anticipates  that the  Certificates  will be  purchased  as a result of the exercise by the Master Servicer to purchase the outstanding  Certificates.  Notice of any  termination,  specifying the anticipated Final  Distribution  Date (which shall be a date that would otherwise be a Distribution  Date) upon which the  Certificateholders  may surrender their Certificates to the Trustee (if so required by the terms hereof)
for payment of the final  distribution and cancellation or notice of any purchase of the outstanding  Certificates, specifying  the  Distribution  Date upon which the  Holders may  surrender  their  Certificates  to the Trustee for payment,  shall be given  promptly by the Master  Servicer,  or by the Trustee (in any other case) by letter to the
Certificateholders  (with a copy to the Certificate  Registrar) mailed (or distributed  through the Depository with respect  to any  Book-Entry  Certificates)  not  earlier  than the 15th day and not later  than the 25th day of the month next preceding the month of such final distribution specifying:

(I)      the anticipated  Final  Distribution  Date upon which final payment of the  Certificates is anticipated to be made upon  presentation  and surrender of  Certificates at the office or agency of the Trustee therein  designated where required  pursuant to this Agreement or, in the case of the purchase by the  Master  Servicer  of the  outstanding  Certificates,  the  Distribution  Date on which  such purchase is to be made,

(II)     the amount of any such final  payment,  or in the case of the  purchase of the  outstanding  Certificates, the purchase price, in either case, if known, and

(III)    that the Record Date otherwise  applicable to such  Distribution  Date is not applicable,  and in the case of the Senior  Certificates,  or in the case of all of the  Certificates  in connection  with the exercise by the Master Servicer of its right to purchase the  Certificates,  that payment will be made only upon  presentation  and  surrender of the  Certificates  at the office or agency of the
                  Trustee therein specified.

         If the Master  Servicer is  obligated to give notice to  Certificateholders  as  aforesaid,  it shall give such  notice to the  Certificate  Registrar  at the time such  notice is given to  Certificateholders  and,  if the
Master  Servicer is exercising its rights to purchase the  outstanding  Certificates,  it shall give such notice to each  Rating  Agency at the time such  notice is given to  Certificateholders.  As a result of the  exercise by the
Master  Servicer of its right to purchase the assets of the Trust Fund,  the Master  Servicer  shall deposit in the
Certificate  Account,  before the Final  Distribution  Date in immediately  available  funds an amount equal to the purchase  price for the assets of the Trust Fund,  computed as provided  above.  As a result of the exercise by the
Master  Servicer of its right to purchase the  outstanding  Certificates,  the Master  Servicer shall deposit in an
Eligible  Account,  established by the Master  Servicer on behalf of the Trustee and separate from the  Certificate
Account  in the  name  of the  Trustee  in  trust  for the  registered  holders  of the  Certificates,  before  the
Distribution  Date on which  such  purchase  is to occur in  immediately  available  funds an  amount  equal to the purchase  price for the  Certificates,  computed  as above  provided,  and  provide  notice of such  deposit to the
Trustee.  The Trustee will withdraw from such account the amount specified in subsection (c) below.

(C)      In the case of the Senior  Certificates,  upon  presentation  and  surrender  of the  Certificates  by the
Certificateholders  thereof,  and in the  case  of the  Class  M  Certificates  and  Class  SB  Certificates,  upon presentation  and surrender of the Certificates by the  Certificateholders  thereof in connection with the exercise by the Master  Servicer of its right to purchase  the  Certificates,  and  otherwise  in  accordance  with  Section
4.01(a),  the Trustee  and the  Supplemental  Interest  Trust  Trustee,  as  applicable,  shall  distribute  to the
Certificateholders  (i) the amount  otherwise  distributable on such  Distribution  Date, if not in connection with the Master  Servicer's  election to repurchase  the assets of the Trust Fund or the  outstanding  Certificates,  or
(ii) if the Master Servicer  elected to so repurchase the assets of the Trust Fund or the outstanding  Certificates after payment to the Swap Provider  (without  duplication  of amounts  payable to the Swap Provider on such date in accordance with Section 4.02) any Swap  Termination  Payment payable to the Swap Provider then remaining  unpaid or which is due to the exercise of any early  termination  of the Trust Fund  pursuant to this Section 9.01, an amount determined  as  follows:  (A) with  respect to each  Certificate  the  outstanding  Certificate  Principal  Balance thereof,  plus Accrued  Certificate  Interest for the related  Interest  Accrual  Period thereon and any previously unpaid Accrued  Certificate  Interest,  subject to the priority set forth in Section  4.02(a),  (B) with respect to the Class A Certificates and Class M Certificates,  the amount of any Basis Risk Shortfalls  allocated  thereto for such  Distribution  Date or remaining  unpaid from prior  Distribution  Dates and accrued  interest  thereon at the applicable  Pass-Through  Rate,  on a pro rata basis  based on Basis Risk  Shortfalls  allocated  thereto  for such
Distribution  Date or  remaining  unpaid  from  prior  Distribution  Dates,  and (C) with  respect  to the Class SB
Certificates,  all remaining  amounts in accordance with the respective  Notional  Amount thereof.  Notwithstanding the reduction of the  Certificate  Principal  Balance of any Class of Subordinate  Certificates to zero, such Class will be outstanding  hereunder until the  termination of the respective  obligations  and  responsibilities  of the
Company, the Master Servicer and the Trustee hereunder in accordance with Article IX.

(D)      (See Section 9.01(d) of the Standard Terms)

(E)      (See Section 9.01(e) of the Standard Terms)

SECTION 9.02.     ADDITIONAL TERMINATION REQUIREMENTS.  (See Section 9.02 of the Standard Terms)

SECTION 9.03.     TERMINATION OF MULTIPLE REMICS.  (See Section 9.03 of the Standard Terms)

ARTICLE X

                                                 REMIC PROVISIONS

SECTION 10.01.    REMIC ADMINISTRATION.  (See Section 10.01 of the Standard Terms.)

SECTION 10.02.    MASTER  SERVICER;  REMIC  ADMINISTRATOR  AND TRUSTEE  INDEMNIFICATION.  (See Section 10.02 of the
Standard Terms.)

SECTION 10.03.    DESIGNATION OF REMICS.

         The REMIC  Administrator  will make an election to treat the  segregated  pool of assets  described in the definition of REMIC I (as defined  herein)  (including the Mortgage Loans but excluding the  Supplemental  Interest
Trust  Account,  the Swap  Agreement,  the SB-AM Swap  Agreement and the Corridor  Agreement),  and subject to this
Agreement,  as a REMIC (REMIC I) for federal  income tax purposes.  The REMIC  Administrator  will make an election to treat the  segregated  pool of assets  consisting  of the REMIC I Regular  Interests  as a REMIC  (REMIC II) for
federal  income tax  purposes.  The REMIC  Administrator  will make an  election  to treat the  segregated  pool of assets  consisting of the REMIC II Regular  Interests as a REMIC (REMIC III) for federal  income tax purposes.  The
REMIC  Administrator  will make an  election to treat the  segregated  pool of assets  consisting  of the REMIC III
Regular  Interests as a REMIC (REMIC IV) for federal  income tax  purposes.  The REMIC  Administrator  will make an election to treat the segregated pool of assets consisting of REMIC IV Regular  Interests SB-PO,  SB-IO and IO as a
REMIC (REMIC V) for federal income tax purposes.

         The REMIC I Regular  Interests will be "regular  interests" in REMIC I and the Class R-I Certificates will be the sole class of  "residual  interests"  in REMIC I for  purposes  of the REMIC  Provisions  under the  federal income tax law.

         The REMIC II Regular  Interests  will be "regular  interests" in REMIC II and the Class R-II  Certificates will be the sole class of "residual  interests" in REMIC II for purposes of the REMIC  Provisions under the federal income tax law.

         The  REMIC  III  Regular  Interests  will  be  "regular  interests"  in  REMIC  III and  the  Class  R-III
Certificates  will be the sole class of  "residual  interests"  in REMIC III for  purposes of the REMIC  Provisions under the federal income tax law.

         The REMIC IV Regular  Interests will be the "regular  interests" in REMIC IV,  ownership of which,  except in the case of REMIC IV Regular  Interests  SB-IO,  SB-PO and IO,  will be  represented  by the Class A, Class M-1,
Class  M-2,  Class M-3,  Class  M-4,  Class M-5,  Class  M-6,  Class M-7,  Class M-8,  Class M-9 and the Class R-IV
Certificates  will  represent  the sole  class of  "residual  interests"  in REMIC  IV for  purposes  of the  REMIC
Provisions under federal income tax law.

         The REMIC V Regular  Interests  will be the  "regular  interests"  in REMIC V,  ownership of which will be represented  by the  Class SB  Certificates,  and the Class  R-X  Certificates  will  represent  the sole  class of
"residual interests" in REMIC V for purposes of the REMIC Provisions under federal income tax law.

SECTION 10.04.    DISTRIBUTIONS  ON THE  UNCERTIFICATED  REMIC  REGULAR  INTERESTS.  (See  Section  4.02(c) of this
Series Supplement.)

SECTION 10.05.    COMPLIANCE WITH WITHHOLDING REQUIREMENTS.

         Notwithstanding  any other  provision of this  Agreement,  the Trustee or any Paying Agent, as applicable, shall  comply with all federal  withholding  requirements  respecting  payments  to  Certificateholders,  including interest  or  original  issue  discount  payments or advances  thereof  that the  Trustee or any Paying  Agent,  as applicable,  reasonably  believes are  applicable  under the Code. The consent of  Certificateholders  shall not be required for such  withholding.  In the event the Trustee or any Paying  Agent,  as  applicable,  does withhold any amount from interest or original issue discount payments or advances thereof to any  Certificateholder  pursuant to federal  withholding  requirements,  the Trustee or any Paying  Agent,  as  applicable,  shall  indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

SECTION 10.06.    SUPPLEMENTAL INTEREST TRUST PROVISIONS.

(A)      It is intended that the  Supplemental  Interest  Trust be classified  for federal income tax purposes as a grantor  trust  under  Subpart  E,  part I of  subchapter  J of  chapter  1 of the  Code,  of  which  the  Class SB
Certificateholders  are owners,  rather than a partnership,  an  association  taxable as a corporation or a taxable mortgage  pool;  and the powers granted and  obligations  undertaken in this Agreement  shall be construed so as to further such intent.

(B)      The REMIC  Administrator  shall  prepare or cause to be prepared all of the Tax Returns that it determines are required  with respect to the  Supplemental  Interest  Trust and deliver such Tax Returns in a timely manner to the  Supplemental  Interest Trust  Trustee,  and if required by applicable  law and as directed,  the  Supplemental
Interest  Trust Trustee  shall sign and file such Tax Returns in a timely  manner.  The expenses of preparing  such
Tax Returns  shall be borne by the REMIC  Administrator  without  any right of  reimbursement  therefor.  The REMIC
Administrator  agrees to indemnify and hold harmless the  Supplemental  Interest  Trust Trustee with respect to any tax or liability  arising from the Supplemental  Interest Trust Trustee's  signing of such Tax Returns that contain errors or omissions.  The  Supplemental  Interest Trust Trustee and the Master Servicer shall promptly  provide the
REMIC  Administrator  with such  information  as the REMIC  Administrator  may from  time to time  request  for the purpose of enabling the REMIC Administrator to prepare such Tax Returns.

(C)      Each Class SB  Certificateholder  shall  provide  the  appropriate  tax  certification  to the Trustee and
Supplemental  Interest  Trust  Trustee to enable the Trust to make  payments on the Class SB  Certificates  without withholding or backup withholding taxes. Each Class SB  Certificateholder  agrees to update or replace such form or certification  in  accordance  with its terms or its  subsequent  amendments  and  consents to the  delivery by the
Supplemental  Interest  Trust  Trustee to the Swap  Provider and the Corridor  Provider of any such  certification.
Such  certification  may include Form W-8BEN,  Form W-8IMY,  Form W-9 or Form W-8ECI or any  successors to such IRS forms.  Any purported  sales or transfers of any Class SB  Certificate  to a transferee  which does not comply with these  requirements  shall be deemed null and void under the  Agreement.  The  Supplemental  Interest Trust Trustee
and the Trustee, respectively,  shall not be liable for the completeness,  accuracy, content or truthfulness of any such tax  certification  provided to it. The  Supplemental  Interest  Trust  Trustee and the Trustee  shall only be required to forward any tax  certification  received by it to the Swap  Provider and the  Corridor  Provider at the
last known address  provided to it, and shall not be liable for the receipt of such tax  certification  by the Swap
Provider or the Corridor  Provider,  nor any failure of the Swap Provider or the Corridor  Provider to process such certification  or to take any action as  required  under the Swap  Agreement  or the  Corridor  Agreement  or under applicable  law.  The  Supplemental  Interest  Trust  Trustee and the Trustee  shall have no duty to take action to correct any  misstatement  or omission in any tax  certification  provided to it and forwarded to the Swap Provider or the Corridor Provider.

(D)      The Supplemental  Interest Trust Trustee,  on behalf of the Supplemental  Interest Trust,  upon receipt of the requisite tax  identification  number from the appropriate  taxing authority,  (i) shall execute,  if required, and deliver a United States Internal Revenue Service Form W-9 or successor  applicable  form, or other  appropriate
United States tax forms as may be required to prevent  withholding or backup  withholding  taxes on payments to the
Supplemental  Interest  Trust under the Swap  Agreement  and the Corridor  Agreement,  to the Swap Provider and the
Corridor  Provider on or before the later of (A) the first  payment date under the Swap  Agreement and the Corridor
Agreement and (B) the date the Supplemental  Interest Trust Trustee  receives the tax  identification  number,  and thereafter  prior to the  expiration or  obsolescence  of such form if the  Supplemental  Interest Trust Trustee is notified in writing or otherwise  has actual  knowledge  thereof and (ii) shall,  if requested by the Swap Provider or the  Corridor  Provider,  deliver to the Swap  Provider or the  Corridor  Provider  promptly  upon  receipt each
certification  received  from  the  Class  SB  Certificateholders   pursuant  to  Section  10.06(c).  If  such  tax
identification  number is obtained by the REMIC  Administrator,  the Form W-9 or equivalent  form as required shall be  executed,  if  required,  and  delivered  by the  REMIC  Administrator  to the same  extent as set forth in the foregoing sentence, if permitted by applicable law.

ARTICLE XI

                                             MISCELLANEOUS PROVISIONS

SECTION 11.01.    AMENDMENT.

(A)      (See Section 11.01(a) of the Standard Terms)

(B)      (See Section 11.01(b) of the Standard Terms)

(C)      (See Section 11.01(c) of the Standard Terms)

(D)      (See Section 11.01(d) of the Standard Terms)

(E)      (See Section 11.01(e) of the Standard Terms)

(F)      Notwithstanding  anything to the contrary set forth in Sections  11.01  (a)(vii),  (b),  (c), (d) and (e), any amendment of Sections  4.02(c)(viii),  4.09,  4.11,  9.01 and 11.01 of this Agreement shall require the consent
(such consent shall not be unreasonably  withheld,  conditioned,  or delayed) of the Swap Provider as a third party beneficiary of such sections.

SECTION 11.02.    RECORDATION OF AGREEMENT; COUNTERPARTS.  (See Section 11.02 of the Standard Terms.)

SECTION 11.03.    LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS.  (See Section 11.03 of the Standard Terms.)

SECTION 11.04.    GOVERNING LAW.  (See Section 11.04 of the Standard Terms.)

SECTION 11.05.    NOTICES.  All  demands  and  notices  hereunder  shall be in writing  and shall be deemed to have been duly given if personally  delivered at or mailed by registered  mail,  postage  prepaid (except for notices to the  Trustee  which shall be deemed to have been duly given only when  received),  to the  appropriate  address for each  recipient  listed in the table below or, in each case,  such other  address as may  hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:

--------------------------------------------- ------------------------------------------------------------------------
RECIPIENT                                     ADDRESS
--------------------------------------------- ------------------------------------------------------------------------
--------------------------------------------- ------------------------------------------------------------------------
Company                                       8400 Normandale Lake Boulevard
                                              Suite 250
                                              Minneapolis, Minnesota  55437
                                              Attention:  President
--------------------------------------------- ------------------------------------------------------------------------
--------------------------------------------- ------------------------------------------------------------------------
Master Servicer                               2255 N. Ontario Street, Suite 400
                                              Burbank, California 91504-2130
                                              Attention:  Managing Director/Master Servicing
--------------------------------------------- ------------------------------------------------------------------------
--------------------------------------------- ------------------------------------------------------------------------
Trustee                                       Corporate Trust Office
                                              1761 East St. Andrew Place
                                              Santa Ana, California 92705-4934
                                              Attention:  Residential Accredit Loans, Inc. Series 2007-QH7

                                              The Trustee designates its offices located at Deutsche Bank Trust
                                              Company Americas c/o DB Services Tennessee, 648 Grassmere Park Road,
                                              Nashville, TN 37211-3658, Attn: Transfer Unit, for the purposes of
                                              Section 8.12 of the Standard Terms
--------------------------------------------- ------------------------------------------------------------------------
--------------------------------------------- ------------------------------------------------------------------------
Moody's Investors Service, Inc.               99 Church Street, 4th Floor
                                              New York, New York 10004
--------------------------------------------- ------------------------------------------------------------------------
--------------------------------------------- ------------------------------------------------------------------------
Standard & Poor's Ratings Services, a         55 Water Street
division of The McGraw-Hill Companies, Inc.   41st Floor
                                              New York, New York 10041
--------------------------------------------- ------------------------------------------------------------------------
--------------------------------------------- ------------------------------------------------------------------------
Swap Provider and Corridor Provider           Merrill Lynch Capital Services, Inc.
                                              Four World Financial Center, 12th Floor
                                              New York, New York 10080

--------------------------------------------- ------------------------------------------------------------------------

Any notice required or permitted to be mailed to a  Certificateholder  shall be given by first class mail,  postage prepaid, at the address of such Holder as shown in the Certificate  Register.  Any notice so mailed within the time prescribed  in this  Agreement  shall  be  conclusively  presumed  to have  been  duly  given,  whether  or not the
Certificateholder receives such notice.

SECTION 11.06.    REQUIRED NOTICES TO RATING AGENCY AND SUBSERVICER.  (See Section 11.06 of the Standard Terms.)

SECTION 11.07.    SEVERABILITY OF PROVISIONS.  (See Section 11.07 of the Standard Terms.)

SECTION 11.08.    SUPPLEMENTAL PROVISIONS FOR RESECURITIZATION.  (See Section 11.08 of the Standard Terms.)

SECTION 11.09.    ALLOCATION OF VOTING RIGHTS.

         98.0% of all of the Voting Rights shall be allocated  among Holders of the Class A Certificates  and Class
M Certificates,  in proportion to the outstanding Certificate Principal Balances of their respective  Certificates;
1.0% of all Voting  Rights shall be allocated  among the Holders of Class SB  Certificates;  and 1.0% of all of the
Voting Rights shall be allocated to the Holders of each Class of the Class R-I, Class R-II,  R-III,  R-IV and Class
R-X  Certificates;  in each case to be allocated  among the  Certificates  of such Class in  accordance  with their respective Percentage Interests.

SECTION 11.10.    NO PETITION.

         The  Company,   Master   Servicer  and  the  Trustee,   by  entering   into  this   Agreement,   and  each
Certificateholder,  by accepting a Certificate,  hereby covenant and agree that they will not at any time institute against the Trust Fund, or join in any  institution  against the Trust Fund of, any  bankruptcy  proceedings  under any United States  federal or state  bankruptcy or similar law in connection  with any  obligation  with respect to the Certificates or this Agreement.

ARTICLE XII

                                           COMPLIANCE WITH REGULATION AB

                                      (See Article XII of the Standard Terms)

         IN WITNESS  WHEREOF,  the  Company,  the Master  Servicer  and the Trustee  have caused  their names to be signed hereto by their respective  officers  thereunto duly authorized and their respective  seals,  duly attested, to be hereunto affixed, all as of the day and year first above written.

                                                             RESIDENTIAL ACCREDIT LOANS, INC.
[Seal]

                                                             By: /s/Tim Jacobson
                                                             Name:    Tim Jacobson
                                                             Title:   Vice President
Attest:/s/Jeffrey Blaschko
         Name:  Jeffrey Blaschko
         Title:   Associate

                                                             RESIDENTIAL FUNDING COMPANY, LLC
[Seal]

                                                             By:  /s/Jeffrey Blaschko
                                                             Name:    Jeffrey Blaschko
                                                             Title:   Associate
Attest: /s/Tim Jacobson
         Name:    Tim Jacobson
         Title:   Vice President

                                                             DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee
[Seal]

                                                             By:  /s/
                                                             Name:
                                                             Title: Authorized Signer

                                                             By: /s/
                                                             Name:
                                                             Title:
Attest: /s/
         Name:
         Title:   Authorized Signer

STATE OF MINNESOTA                  )
                                    ) ss.:
COUNTY OF HENNEPIN                  )

         On the 30th day of July,  2007 before me, a notary public in and for said State,  personally  appeared Tim
Jacobson known to me to be a Vice President of  Residential  Accredit  Loans,  Inc., one of the  corporations  that executed  the  within  instrument,  and  also  known to me to be the  person  who  executed  it on  behalf  of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate  first above written.

                                                     /s/
                                                              Notary Public
[Notarial Seal]

STATE OF MINNESOTA                  )
                                    ) ss.:
COUNTY OF HENNEPIN                  )

         On the 30th day of July,  2007  before  me, a notary  public in and for said  State,  personally  appeared
Jeffrey  Blaschko known to me to be an Associate of  Residential  Funding  Company,  LLC, one of the companies that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said  company, and acknowledged to me that such company executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                     /s/
                                                              Notary Public
[Notarial Seal]

STATE OF CALIFORNIA                 )
                                    ) ss.:
COUNTY OF ORANGE                    )

         On the 30th day of July,  2007  before  me, a notary  public in and for said  State,  personally  appeared
__________________  known to me to be an Authorized  Signer of Deutsche Bank Trust Company  Americas,  the New York
banking  corporation that executed the within instrument,  and also known to me to be the person who executed it on behalf  of said New York  banking  corporation  and  acknowledged  to me that  such  New York  banking  corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                     /s/
                                                              Notary Public
[Notarial Seal]

STATE OF CALIFORNIA                 )
                                    ) ss.:
COUNTY OF ORANGE                    )

         On the 30th day of July,  2007  before  me, a notary  public in and for said  State,  personally  appeared
__________________  known to me to be an Authorized  Signer of Deutsche Bank Trust Company  Americas,  the New York
banking  corporation that executed the within instrument,  and also known to me to be the person who executed it on behalf  of said New York  banking  corporation  and  acknowledged  to me that  such  New York  banking  corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                     /s/
                                                              Notary Public
[Notarial Seal]

                                                   EXHIBIT ONE-A

                                               GROUP 1 LOAN SCHEDULE

                                                (On file with RFC)

                                                   EXHIBIT ONE-B

                                               GROUP 2 LOAN SCHEDULE

                                                (On file with RFC)

                                                    EXHIBIT TWO

                                           INFORMATION TO BE INCLUDED IN
                                        MONTHLY DISTRIBUTION DATE STATEMENT

         (i) the  applicable  Record Date,  Determination  Date and  Distribution  Date,  and the date on which the applicable interest accrual period commenced;

         (ii) the aggregate amount of payments  received with respect to the Mortgage Loans,  including  prepayment amounts;

         (iii) the Servicing Fee and Subservicing Fee payable to the Master Servicer and the Subservicer;

         (iv) the amount of any other fees or expenses paid;

         (v) (a) the amount of such  distribution  to the  Certificateholders  of such Class  applied to reduce the
         Certificate  Principal  Balance  thereof,  and (b) the  aggregate  amount  included  therein  representing
         Principal Prepayments;

         (vi) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

         (vii) if the  distribution  to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient  funds available  therefor,  the amount of the shortfall;

         (viii) the amount of any  Advance by the  Master  Servicer  with  respect to the Group 1 Loans and Group 2
         Loans pursuant to Section 4.04;

         (ix) the number  and Stated  Principal  Balance of the Group 1 Loans,  the Group 2 Loans and the  Mortgage
         Loans in the aggregate after giving effect to the distributions of principal on such Distribution Date;

         (x) the aggregate  Certificate  Principal  Balance of each Class of Certificates,  before and after giving effect to the  amounts  distributed  on such  Distribution  Date,  separately  identifying  any  reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

         (xi)  the  aggregate  Certificate  Principal  Balance  of each  of the  Class  A,  Class  M and  Class  SB
         Certificates as of the Closing Date.

         (xii) the weighted  average  remaining  term to maturity of the Mortgage  Loans after giving effect to the amounts distributed on such Distribution Date;

         (xii) the  weighted  average  Mortgage  Rates of the  Mortgage  Loans after  giving  effect to the amounts distributed on such Distribution Date;

         (xiv) the number and Pool  Stated  Principal  Balance of the  Mortgage  Loans after  giving  effect to the distribution  of principal on such  Distribution  Date and the number of Mortgage  Loans at the  beginning and end of the related Due Period;

         (xv) on the basis of the most  recent  reports  furnished  to it by  Sub-Servicers,  the number and Stated
         Principal  Balances of Group 1 Loans and Group 2 Loans that are  Delinquent (A) 30-59 days, (B) 60-89 days and (C) 90 or more days and the number and Stated  Principal  Balances  of Group 1 Loans and Group 2 Loans
         that are in foreclosure;

         (xvi) the aggregate amount of Realized Losses for such Distribution Date;

         (xvii) the amount,  terms and general  purpose of any Advance by the Master  Servicer  pursuant to Section
         4.04 and the amount of all Advances that have been reimbursed during the related Due Period;

         (xviii) any material  modifications,  extensions or waivers to the terms of the Mortgage  Loans during the
         Due Period or that have cumulatively become material over time;

         (xix) any material breaches of Mortgage Loan representations or warranties or covenants in the Agreement.

         (xx) the number, stated and aggregate principal balance of any REO Properties;

         (xxi)  the  aggregate  Accrued  Certificate   Interest  remaining  unpaid,  if  any,  for  each  Class  of
         Certificates, after giving effect to the distribution made on such Distribution Date;

         (xxii) the  Pass-Through  Rates on each Class of  Certificates,  the Group 1 Net WAC Cap Rate, Group 2 Net
         WAC Cap Rate and Subordinate Net WAC Cap Rate for such  Distribution  Date,  separately  identifying LIBOR for such Distribution Date;

                  (xxiii) the Group 1 Basis Risk  Shortfall,  Group 2 Basis Risk  Shortfall and  Subordinate  Basis
         Risk Shortfall, if any, for each Class of Certificates, and Prepayment Interest Shortfalls;

         (xxiv) the related Senior Enhancement Percentage for such Distribution Date;

         (xxv)  the  Overcollateralization   Amount  and  Required   Overcollateralization  Amount  following  such
         Distribution Date;

         (xxvi) the  occurrence  of the  Stepdown  Date,  and the  aggregate  amount of Realized  Losses  since the
         Cut-off Date for the Mortgage Loans;

         (xxvii) the occurrence of the Credit Support Depletion Date;

         (xxviii) the aggregate amount of any recoveries on previously foreclosed loans;

         (xxix) the aggregate amount of Net Deferred Interest for such Distribution Date; and

         (xx) the amount of any Net Swap  Payment or Corridor  Agreement  Payment  payable to the Trustee on behalf of the Trust, any Net Swap Payment payable to the Swap Provider,  any Swap Termination  Payment payable to the Trustee on behalf of the Trust and any Swap Termination Payment payable to the Swap Provider.

         In the case of  information  furnished  pursuant to clauses  (v)(a) and (vi) above,  the amounts  shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

         The  Trustee's  internet  website  will  initially  be located  at  www.tss.db.com/invr.  To receive  this statement via first class mail, telephone the trustee at (800) 735-7777.

                                                   EXHIBIT THREE

                                      STANDARD TERMS OF POOLING AND SERVICING
                                        AGREEMENT DATED AS OF JULY 1, 2007

                                                           STANDARD TERMS OF
                                                    POOLING AND SERVICING AGREEMENT

                                                       Dated as of July 1, 2007

                                                   Residential Accredit Loans, Inc.
                                            Mortgage Asset-Backed Pass-Through Certificates

         Section 2.05.     Execution and Authentication of Certificates/Issuance of Certificates Evidencing Interests in
                               REMIC I Certificates.............................................................48

         Section 2.06.     Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee. 48

         Section 2.07.     Issuance of Certificates Evidencing Interests in REMIC II............................48

         Section 2.08.     Purposes and Powers of the Trust.....................................................48

ARTICLE III           ADMINISTRATION AND SERVICING OF MORTGAGE LOANS............................................48

         Section 3.01.     Master Servicer to Act as Servicer...................................................48

         Section 3.02.     Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' and

         Section 3.13.     Enforcement of Due-on-Sale Clauses; Assumption and  Modification Agreements; Certain Assignments61

         Section 4.03.     Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting.        76

         Section 4.04.     Distribution of Reports to the Trustee and  the Company; Advances by the Master Servicer        78

         Section 6.02.     Merger or Consolidation of the Company or the Master Servicer; Assignment of Rights and Delegation

         Section 9.01.     Optional Purchase by the Master Servicer of All Certificates; Termination Upon Purchase by the

                                                               EXHIBITS

Exhibit A:                 Form of Class A Certificate
Exhibit A-I:               Form of Class X Certificate
Exhibit B:                 Form of Class M Certificate
Exhibit C:                 Form of Class B Certificate
Exhibit C-I:               Form of Class P Certificate
Exhibit C-II:              Form of Class SB Certificate
Exhibit D:                 Form of Class R Certificate
Exhibit E:                 Form of Seller/Servicer Contract
Exhibit F:                 Forms of Request for Release
Exhibit G-1:               Form of Transfer Affidavit and Agreement
Exhibit G-2:               Form of Transferor Certificate
Exhibit H:                 Form of Investor Representation Letter
Exhibit I:                 Form of Transferor Representation Letter
Exhibit J:                 Form of Rule 144A Investment Representation Letter
Exhibit K:                 Text of Amendment to Pooling and Servicing Agreement Pursuant to Section 11.01(e) for a Limited Guaranty
Exhibit L:                 Form of Limited Guaranty
Exhibit M:                 Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N:                 Request for Exchange Form
Exhibit O:                 Form of Form 10-K Certification
Exhibit P:                 Form of Back-Up Certification to Form 10-K Certificate
Exhibit Q:                 Information to be Provided by the Master Servicer to the Rating Agencies
                           Relating to Reportable Modified Mortgage Loans
Exhibit R:                 Servicing Criteria

         This is the  Standard  Terms of Pooling  and  Servicing  Agreement,  dated as of July 1, 2007 (the  "Standard  Terms",  and as incorporated  by  reference  into a  Series  Supplement  dated as of the  Cut-off  Date,  the  "Pooling  and  Servicing  Agreement"  or
"Agreement"),  among  RESIDENTIAL  ACCREDIT  LOANS,  INC., as the company  (together  with its permitted  successors  and assigns,  the
"Company"),  RESIDENTIAL  FUNDING COMPANY,  LLC, as master servicer  (together with its permitted  successors and assigns,  the "Master
Servicer"),  and the trustee named in the  applicable  Series  Supplement  (together  with its permitted  successors  and assigns,  the
"Trustee").

                                                        PRELIMINARY STATEMENT:

         The Company intends to sell certain mortgage asset-backed pass-through  certificates  (collectively,  the "Certificates"),  to be issued under the Agreement in multiple  classes,  which in the aggregate will evidence the entire beneficial  ownership  interest in the Mortgage Loans.

         In  consideration  of the mutual  agreements  herein  contained,  the Company,  the Master  Servicer and the Trustee  agree as follows:

ARTICLE I

                                                              DEFINITIONS

Section 1.01.     Definitions.

         Whenever used in this  Agreement,  the following  words and phrases,  unless the context  otherwise  requires,  shall have the meanings specified in this Article.

         Accretion Termination Date:  As defined in the Series Supplement.

         Accrual Certificates:  As defined in the Series Supplement.

         Accrued  Certificate  Interest:  With respect to each  Distribution  Date, as to any Class or Subclass of Certificates  (other than any Principal Only  Certificates),  interest accrued during the related Interest Accrual Period at the related  Pass-Through  Rate on the Certificate  Principal  Balance or Notional Amount thereof  immediately  prior to such Distribution  Date.  Accrued  Certificate
Interest  will be calculated on the basis of a 360-day year,  consisting  of twelve  30-day  months.  In each case Accrued  Certificate
Interest on any Class or Subclass of Certificates will be reduced by the amount of:

         (i)      Prepayment  Interest  Shortfalls  on all  Mortgage  Loans or, if the  Mortgage  Pool is comprised of two or more Loan
                  Groups,  on the  Mortgage  Loans in the related  Loan Group (to the extent not offset by the Master  Servicer  with a payment of Compensating Interest as provided in Section 4.01),

          (ii)    the interest portion  (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified
                  Mortgage  Loan)) of Realized  Losses on all Mortgage  Loans or, if the Mortgage Pool is comprised of two or more Loan
                  Groups,  on the Mortgage  Loans in the related Loan Group  (including  Excess  Special  Hazard  Losses,  Excess Fraud
                  Losses,  Excess Bankruptcy  Losses and Extraordinary  Losses) not allocated solely to one or more specific Classes of
                  Certificates pursuant to Section 4.05,

          (iii)   the interest  portion of Advances  that were (A)  previously  made with respect to a Mortgage Loan or REO Property on all Mortgage  Loans or, if the Mortgage  Pool is comprised of two or more Loan Groups,  on the Mortgage  Loans in the related Loan Group,  which remained  unreimbursed  following the Cash Liquidation or REO Disposition of such Mortgage
                  Loan or REO Property and (B) made with respect to delinquencies that were ultimately  determined to be Excess Special
                  Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and

         (iv)     any other interest  shortfalls  not covered by the  subordination  provided by the Class M  Certificates  and Class B
                  Certificates,  including  interest that is not collectible from the Mortgagor  pursuant to the  Servicemembers  Civil
                  Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time,

with all such reductions  allocated (A) among all of the Certificates in proportion to their respective amounts of Accrued  Certificate
Interest  payable on such  Distribution  Date absent such  reductions  or (B) if the  Mortgage  Pool is  comprised  of two or more Loan
Groups,  the related  Senior  Percentage  of such  reductions  among the related  Senior  Certificates  in proportion to the amounts of
Accrued Certificate  Interest payable from the related Loan Group on such Distribution Date absent such reductions,  with the remainder of such reductions  allocated among the holders of the Class M Certificates  and Class B Certificates in proportion to their respective amounts of Accrued  Certificate  Interest payable on such Distribution Date absent such reductions.  In addition to that portion of the reductions  described  in the  preceding  sentence  that are  allocated  to any Class of Class B  Certificates  or any Class of Class M
Certificates,  Accrued  Certificate  Interest  on such  Class of Class B  Certificates  or such Class of Class M  Certificates  will be reduced by the interest  portion  (adjusted to the Net Mortgage  Rate) of Realized  Losses that are  allocated  solely to such Class of
Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

         Addendum and Assignment  Agreement:  The Addendum and  Assignment  Agreement,  dated as of January 31, 1995,  between MLCC and the Master Servicer.

         Additional  Collateral:  Any of the following held, in addition to the related Mortgaged Property,  as security for a Mortgage
Loan: (i) all money,  securities,  security  entitlements,  accounts,  general  intangibles,  payment rights,  instruments,  documents, deposit accounts,  certificates of deposit,  commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter  acquired which is pledged as security for the repayment of such Mortgage Loan, (ii)  third-party guarantees,  and (A) all money,  securities,  security  entitlements,  accounts,  general  intangibles,  payment  rights,  instruments, documents,  deposit  accounts,  certificates  of deposit,  commodities  contracts and other  investment  property and other property of whatever  kind or  description  now  existing or  hereafter  acquired  which is pledged as  collateral  for such  guarantee  or (B) any mortgaged  property  securing the  performance  of such  guarantee,  or (iii) such other  collateral  as may be set forth in the Series
Supplement.

         Additional Collateral Loan:  Each Mortgage Loan that is supported by Additional Collateral.

         Adjusted  Mortgage  Rate:  With respect to any Mortgage  Loan and any date of  determination,  the Mortgage  Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

         Advance:  As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

         Advance Facility: As defined in Section 3.22.

         Advance Facility Notice: As defined in Section 3.22.

         Advance Facility Trustee: As defined in Section 3.22.

         Advancing Person: As defined in Section 3.22.

         Advance Reimbursement Amounts: As defined in Section 3.22.

         Affiliate:  With respect to any Person,  any other Person  controlling,  controlled by or under common control with such first
Person.  For the  purposes  of this  definition,  "control"  means the power to direct the  management  and  policies  of such  Person, directly or indirectly,  whether through the ownership of voting securities,  by contract or otherwise; and the terms "controlling" and
"controlled" have meanings correlative to the foregoing.

         Ambac: Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation).

         Amount Held for Future  Distribution:  As to any  Distribution  Date and,  with respect to any Mortgage Pool that is comprised of two or more Loan Groups,  each Loan Group,  the total of the amounts held in the  Custodial  Account at the close of business on the preceding  Determination  Date on account  of (i)  Liquidation  Proceeds,  Subsequent  Recoveries,  Insurance  Proceeds,  Curtailments,
Mortgage Loan  purchases made pursuant to Section 2.02,  2.03,  2.04 or 4.07 and Mortgage Loan  substitutions  made pursuant to Section
2.03 or 2.04 received or made in the month of such  Distribution  Date (other than such Liquidation  Proceeds,  Insurance  Proceeds and purchases of Mortgage  Loans that the Master  Servicer  has deemed to have been  received in the  preceding  month in  accordance  with
Section 3.07(b)),  and Principal  Prepayments in Full made after the related Prepayment Period, and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

         Appraised  Value: As to any Mortgaged  Property,  the lesser of (i) the appraised value of such Mortgaged  Property based upon the appraisal made at the time of the origination of the related  Mortgage Loan, and (ii) the sales price of the Mortgaged  Property at such time of origination,  except in the case of a Mortgaged  Property  securing a refinanced or modified  Mortgage Loan as to which it is either the  appraised  value  determined  above or the appraised  value  determined  in an appraisal at the time of  refinancing  or modification, as the case may be.

         Assigned  Contracts:  With respect to any Pledged Asset Loan:  the Credit  Support  Pledge  Agreement;  the Funding and Pledge
Agreement,  among GMAC Mortgage,  LLC, National Financial  Services  Corporation and the Mortgagor or other person pledging the related
Pledged  Assets;  the  Additional  Collateral  Agreement,  between GMAC  Mortgage,  LLC and the Mortgagor or other person  pledging the related Pledged Assets; or such other contracts as may be set forth in the Series Supplement.

         Assignment:  An assignment  of the  Mortgage,  notice of transfer or equivalent  instrument,  in recordable  form,  sufficient under the laws of the  jurisdiction  wherein the related  Mortgaged  Property is located to reflect of record the sale of the  Mortgage
Loan to the Trustee for the benefit of  Certificateholders,  which  assignment,  notice of transfer or equivalent  instrument may be in the form of one or more  blanket  assignments  covering  Mortgages  secured by  Mortgaged  Properties  located in the same  county,  if permitted by law and accompanied by an Opinion of Counsel to that effect.

         Assignment  Agreement:  The Assignment and Assumption  Agreement,  dated the Closing Date, between Residential Funding and the
Company relating to the transfer and assignment of the Mortgage Loans.

         Assignment Agreement and Amendment of Security  Instrument:  With respect to a Sharia Mortgage Loan, the agreement between the consumer and the co-owner  pursuant to which all of the co-owner's  interest as a beneficiary  under the related  Sharia  Mortgage Loan
Security  Instrument and the co-owner's  interest in the related Mortgaged  Property is conveyed to a subsequent owner,  which may take the form of an "Assignment  Agreement" and an "Amendment of Security Instrument" or an "Assignment  Agreement and Amendment of Security
Instrument", as applicable.

         Assignment of Proprietary  Lease:  With respect to a Cooperative  Loan, the assignment of the related  Cooperative  Lease from the Mortgagor to the originator of the Cooperative Loan.

         Available  Distribution  Amount:  As to any Distribution  Date and, with respect to any Mortgage Pool comprised of two or more
Loan  Groups,  each Loan  Group,  an amount  equal to (a) the sum of (i) the amount  relating to the  Mortgage  Loans on deposit in the
Custodial Account as of the close of business on the immediately  preceding  Determination Date,  including any Subsequent  Recoveries, and amounts  deposited in the Custodial  Account in connection with the substitution of Qualified  Substitute  Mortgage Loans, (ii) the
amount of any  Advance  made on the  immediately  preceding  Certificate  Account  Deposit  Date,  (iii) any  amount  deposited  in the
Certificate  Account on the related  Certificate  Account Deposit Date pursuant to the second  paragraph of Section  3.12(a),  (iv) any amount  deposited in the Certificate  Account  pursuant to Section 4.07 or Section 9.01, (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial  Account or the Certificate  Account pursuant to Section 3.16(e),  (vi) any amount received by the Trustee pursuant to the Surety Bond in respect of such Distribution  Date and (vii) the  proceeds of any Pledged Assets received by the  Master  Servicer,  reduced by (b) the sum as of the close of  business  on the  immediately  preceding  Determination  Date of (w)
aggregate  Foreclosure Profits,  (x) the Amount Held for Future  Distribution,  and (y) amounts permitted to be withdrawn by the Master
Servicer from the Custodial  Account in respect of the Mortgage  Loans pursuant to clauses  (ii)-(x),  inclusive,  of Section  3.10(a).
Such amount shall be determined  separately for each Loan Group.  Additionally,  with respect to any Mortgage Pool that is comprised of two or more Loan Groups,  if on any Distribution  Date  Compensating  Interest  provided  pursuant to this Section 3.16(e) is less than
Prepayment Interest  Shortfalls  incurred on the Mortgage Loans in connection with Principal  Prepayments in Full and Curtailments made in the prior calendar month,  such Compensating  Interest shall be allocated on such  Distribution  Date to the Available  Distribution
Amount for each Loan Group on a pro rata basis in  accordance  with the  respective  amounts  of such  Prepayment  Interest  Shortfalls incurred on the Mortgage Loans in such Loan Group in respect of such Distribution Date.

         Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

         Bankruptcy  Loss:  With respect to any Mortgage  Loan, a Deficient  Valuation or Debt Service  Reduction;  provided,  however, that neither a Deficient  Valuation  nor a Debt Service  Reduction  shall be deemed a Bankruptcy  Loss  hereunder so long as the Master
Servicer  has  notified  the  Trustee in writing  that the Master  Servicer  is  diligently  pursuing  any  remedies  that may exist in connection with the  representations  and warranties made regarding the related  Mortgage Loan and either (A) the related Mortgage Loan is not in default  with regard to payments due  thereunder  or (B)  delinquent  payments of  principal  and interest  under the related
Mortgage Loan and any premiums on any applicable  primary hazard  insurance  policy and any related escrow  payments in respect of such
Mortgage Loan are being advanced on a current basis by the Master  Servicer or a  Subservicer,  in either case without giving effect to any Debt Service Reduction.

         Book-Entry  Certificate:  Any Certificate  registered in the name of the Depository or its nominee,  and designated as such in the Preliminary Statement to the Series Supplement.

         Business  Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking  institutions  in the State of New
York, the State of Michigan,  the State of California,  the State of Illinois or the State of Minnesota (and such other state or states in which the  Custodial  Account or the  Certificate  Account are at the time  located) are required or  authorized by law or executive order to be closed.

         Buydown Funds: Any amount  contributed by the seller of a Mortgaged  Property,  the Company or other source in order to enable the Mortgagor to reduce the payments  required to be made from the  Mortgagor's  funds in the early years of a Mortgage  Loan.  Buydown
Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

         Buydown  Mortgage Loan: Any Mortgage Loan as to which a specified  amount of interest is paid out of related  Buydown Funds in accordance with a related buydown agreement.

         Calendar  Quarter:  A Calendar  Quarter  shall  consist of one of the  following  time  periods in any given  year:  January 1 through March 31, April 1 through June 30, July 1 through September 30, and October 1 through December 31.

         Capitalization  Reimbursement  Amount:  With respect to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups,  each Loan Group,  the amount of Advances or  Servicing  Advances  that were added to the Stated  Principal
Balance of all Mortgage  Loans or, if the Mortgage Pool is comprised of two or more Loan Groups,  on the Mortgage  Loans in the related
Loan Group,  during the prior  calendar month and  reimbursed to the Master  Servicer or  Subservicer on or prior to such  Distribution
Date pursuant to Section 3.10(a)(vii),  plus the Capitalization  Reimbursement  Shortfall Amount remaining  unreimbursed from any prior
Distribution Date and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date.

         Capitalization  Reimbursement  Shortfall Amount:  With respect to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups,  each Loan Group, the amount, if any, by which the amount of Advances or Servicing  Advances that were added to the Stated  Principal  Balance of all Mortgage  Loans (or, if the Mortgage  Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group) during the preceding  calendar  month exceeds the amount of principal  payments on the
Mortgage  Loans  included in the  Available  Distribution  Amount (or, if the  Mortgage  Pool is  comprised of two or more Loan Groups,
Available Distribution Amount for the related Loan Group) for that Distribution Date.

         Cash  Liquidation:  As to any defaulted  Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition  occurred,  a determination  by the Master  Servicer that it has received all Insurance  Proceeds,  Liquidation  Proceeds and other  payments or cash recoveries  which the Master  Servicer  reasonably  and in good faith expects to be finally  recoverable  with respect to such Mortgage
Loan.

         Certificate Account Deposit Date:  As to any Distribution Date, the Business Day prior thereto.

         Certificateholder  or Holder:  The Person in whose name a  Certificate  is  registered in the  Certificate  Register,  and, in respect of any Insured  Certificates,  the Certificate Insurer to the extent of Cumulative  Insurance  Payments,  except that neither a
Disqualified  Organization  nor a Non-United  States Person shall be a holder of a Class R Certificate  for purposes hereof and, solely for the purpose of giving any consent or direction  pursuant to this  Agreement,  any  Certificate,  other than a Class R  Certificate, registered  in the name of the Company,  the Master  Servicer or any  Subservicer  or any  Affiliate  thereof shall be deemed not to be outstanding and the Percentage  Interest or Voting Rights evidenced thereby shall not be taken into account in determining  whether the requisite  amount of Percentage  Interests or Voting Rights  necessary to effect any such consent or direction has been  obtained.  All references herein to "Holders" or  "Certificateholders"  shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating  members thereof,  except as otherwise specified herein;  provided,  however, that the  Trustee  shall be required  to  recognize  as a "Holder" or  "Certificateholder"  only the Person in whose name a  Certificate  is registered in the Certificate Register.

         Certificate Insurer: As defined in the Series Supplement.

         Certificate Owner: With respect to a Book-Entry  Certificate,  the Person who is the beneficial owner of such Certificate,  as reflected on the books of an indirect  participating  brokerage  firm for which a  Depository  Participant  acts as agent,  if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

         Certificate  Principal Balance:  With respect to each Certificate  (other than any Interest Only Certificate),  on any date of determination, an amount equal to:

          (i)     the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

          (ii)    any Subsequent  Recoveries added to the Certificate  Principal Balance of such Certificate  pursuant to Section 4.02, plus

         (iii)    in the case of each Accrual  Certificate,  an amount equal to the aggregate Accrued Certificate Interest added to the
                  Certificate Principal Balance thereof prior to such date of determination, minus

          (iv)    the sum of (x) the  aggregate  of all  amounts  previously  distributed  with  respect  to such  Certificate  (or any predecessor  Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a)
                  and (y) the aggregate of all reductions in Certificate  Principal  Balance deemed to have occurred in connection with
                  Realized Losses which were previously  allocated to such  Certificate  (or any predecessor  Certificate)  pursuant to
                  Section 4.05;

provided,  that the  Certificate  Principal  Balance  of each  Certificate  of the Class of  Subordinate  Certificates  with the Lowest
Priority at any given time shall be further  reduced by an amount equal to the  Percentage  Interest  represented  by such  Certificate multiplied  by the  excess,  if any, of (A) the then  aggregate  Certificate  Principal  Balance of all  Classes of  Certificates  then outstanding over (B) the then aggregate Stated Principal Balance of the Mortgage Loans.

         Certificate  Register and  Certificate  Registrar:  The register  maintained and the registrar  appointed  pursuant to Section
5.02.

         Class:  Collectively,  all of the  Certificates  bearing the same  designation.  The initial  Class A-V  Certificates  and any
Subclass thereof issued pursuant to Section 5.01(c) shall be a single Class for purposes of this Agreement.

         Class A-P Certificate:  Any one of the Certificates designated as a Class A-P Certificate.

         Class A-P  Collection  Shortfall:  With respect to the Cash  Liquidation or REO  Disposition of a Discount  Mortgage Loan, any
Distribution  Date and,  with respect to any Mortgage  Pool  comprised of two or more Loan Groups,  each Loan Group,  the excess of the amount  described in clause  (C)(1) of the  definition  of Class A-P  Principal  Distribution  Amount (for the related  Loan Group,  if applicable) over the amount described in clause (C)(2) of such definition.

         Class A-P  Principal  Distribution  Amount:  With respect to any  Distribution  Date and,  with  respect to any Mortgage  Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to the aggregate of:

                  (A)      the related  Discount  Fraction of the principal  portion of each Monthly Payment on each Discount  Mortgage
         Loan (or, with respect to any Mortgage Pool comprised of two or more Loan Groups,  each Discount  Mortgage Loan in the related
         Loan Group) due during the related Due Period,  whether or not received on or prior to the related  Determination  Date, minus the Discount  Fraction of the principal  portion of any related Debt Service  Reduction  which together with other  Bankruptcy
         Losses exceeds the Bankruptcy Amount;

                  (B)      the related  Discount  Fraction of the principal  portion of all  unscheduled  collections  on each Discount
         Mortgage  Loan (or,  with respect to any Mortgage Pool  comprised of two or more Loan Groups,  each Discount  Mortgage Loan in the related  Loan Group)  received  during the  preceding  calendar  month or, in the case of Principal  Prepayments  in Full, during the related  Prepayment  Period (other than amounts  received in connection with a Cash  Liquidation or REO Disposition of a  Discount  Mortgage  Loan  described  in clause  (C)  below),  including  Principal  Prepayments  in Full,  Curtailments,
         Subsequent  Recoveries and repurchases  (including  deemed  repurchases under Section 3.07(b)) of such Discount Mortgage Loans
         (or,  in the case of a  substitution  of a Deleted  Mortgage  Loan,  the  Discount  Fraction  of the  amount of any  shortfall deposited in the Custodial Account in connection with such substitution);

                  (C)      in connection with the Cash Liquidation or REO Disposition of a Discount  Mortgage Loan (or, with respect to any Mortgage Pool comprised of two or more Loan Groups,  each Discount  Mortgage Loan in the related Loan Group) that occurred during the preceding  calendar month (or was deemed to have occurred  during such period in accordance  with Section  3.07(b))
         that did not result in any Excess  Special Hazard  Losses,  Excess Fraud Losses,  Excess  Bankruptcy  Losses or  Extraordinary
         Losses,  an amount  equal to the  lesser of (1) the  applicable  Discount  Fraction  of the Stated  Principal  Balance of such
         Discount  Mortgage Loan immediately  prior to such  Distribution  Date and (2) the aggregate amount of the collections on such
         Mortgage Loan to the extent applied as recoveries of principal;

                  (D)      any amounts allocable to principal for any previous  Distribution  Date (calculated  pursuant to clauses (A)
         through (C) above) that remain undistributed; and

                  (E)      the amount of any Class A-P Collection  Shortfalls for such Distribution Date and the related Loan Group, if applicable,  and the amount of any Class A-P  Collection  Shortfalls  (for the related Loan Group,  if  applicable)  remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date; minus

                  (F)      the related Discount  Fraction of the portion of the  Capitalization  Reimbursement  Amount (for the related
         Loan Group, if applicable) for such  Distribution  Date, if any,  related to each Discount  Mortgage Loan (in the related Loan
         Group, if applicable).

         Notwithstanding  the foregoing,  with respect to any  Distribution  Date on and after the Credit Support  Depletion  Date, the
Class A-P Principal  Distribution  Amount (for a Loan Group,  if  applicable)  shall equal the excess of (i) the sum of (a) the related
Discount  Fraction of the  principal  portion of each Monthly  Payment on each Discount  Mortgage  Loan (in the related Loan Group,  if applicable)  received or advanced prior to the related  Determination  Date and not previously  distributed minus the Discount Fraction of the principal  portion of any related Debt Service  Reduction  which  together with other  Bankruptcy  Losses exceeds the Bankruptcy
Amount and (b) the related  Discount  Fraction of the  aggregate  amount of  unscheduled  collections  described in clauses (B) and (C)
above over (ii) the amount calculated pursuant to clause (F) above.

         Class A-V Certificate:  Any one of the Certificates designated as a Class A-V Certificate, including any Subclass thereof.

         Class B Certificate:  Any one of the Certificates  designated as a Class B-1  Certificate,  Class B-2 Certificate or Class B-3
Certificate.

         Class M Certificate:  Any one of the Certificates  designated as a Class M-1  Certificate,  Class M-2 Certificate or Class M-3
Certificate.

         Class P Certificate:  Any one of the Certificates designated as a Class P Certificate.

         Class R Certificate:  Any one of the Certificates designated as a Class R Certificate.

         Class SB Certificate:  Any one of the Certificates designated as a Class SB Certificate.

         Class X Certificate:  Any one of the Certificates designated as a Class X Certificate.

         Closing Date:  As defined in the Series Supplement.

         Code:  The Internal Revenue Code of 1986, as amended.

         Combined Collateral LLC:  Combined Collateral LLC, a Delaware limited liability company.

         Commission:  The Securities and Exchange Commission.

         Compensating  Interest:  With respect to any Distribution Date, an amount equal to Prepayment  Interest  Shortfalls  resulting from Principal  Prepayments in Full during the related Prepayment Period and Curtailments  during the prior calendar month and included in the Available  Distribution  Amount for such  Distribution  Date,  but not more than the lesser of (a)  one-twelfth of 0.125% of the
Stated Principal  Balance of the Mortgage Loans  immediately  preceding such  Distribution  Date and (b) all income and gain on amounts held in the Custodial  Account and the  Certificate  Account and payable to the  Certificateholders  with respect to such  Distribution
Date.

         Compliance With Laws  Representation:  The following  representation  and warranty (or any representation and warranty that is substantially  similar) made by Residential Funding in Section 4 of Assignment  Agreement:  "Each Mortgage Loan at the time it was made complied in all material  respects with  applicable  local,  state,  and federal laws,  including,  but not limited to, all  applicable anti-predatory lending laws".

         Cooperative:  A  private,  cooperative  housing  corporation  which  owns or  leases  land  and all or part of a  building  or buildings,  including  apartments,  spaces  used for  commercial  purposes  and  common  areas  therein  and whose  board of  directors authorizes, among other things, the sale of Cooperative Stock.

         Cooperative  Apartment:  A  dwelling  unit in a  multi-dwelling  building  owned or leased by a  Cooperative,  which  unit the
Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

         Cooperative  Lease:  With respect to a Cooperative  Loan,  the  proprietary  lease or occupancy  agreement with respect to the
Cooperative  Apartment  occupied by the Mortgagor and relating to the related  Cooperative  Stock,  which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

         Cooperative  Loans:  Any of the Mortgage  Loans made in respect of a Cooperative  Apartment,  evidenced by a Mortgage Note and secured by (i) a Security  Agreement,  (ii) the related  Cooperative Stock  Certificate,  (iii) an assignment of the Cooperative Lease,
(iv) financing statements and (v) a stock power (or other similar instrument),  and ancillary thereto, a recognition  agreement between the  Cooperative and the originator of the  Cooperative  Loan,  each of which was  transferred and assigned to the Trustee  pursuant to
Section 2.01 and are from time to time held as part of the Trust Fund.

         Cooperative  Stock: With respect to a Cooperative Loan, the single outstanding class of stock,  partnership  interest or other ownership instrument in the related Cooperative.

         Cooperative Stock  Certificate:  With respect to a Cooperative Loan, the stock certificate or other instrument  evidencing the related Cooperative Stock.

         Credit Repository:  Equifax, Transunion and Experian, or their successors in interest.

         Credit Support  Depletion Date: The first  Distribution  Date on which the Certificate  Principal  Balances of the Subordinate
Certificates have been reduced to zero.

         Credit  Support  Pledge  Agreement:  The Credit  Support  Pledge  Agreement,  dated as of November 24, 1998,  among the Master
Servicer,  GMAC  Mortgage,  LLC,  Combined  Collateral  LLC and The First  National  Bank of Chicago  (now known as Bank One,  National
Association), as custodian.

         Cumulative Insurance Payments:  As defined in the Series Supplement.

         Curtailment:  Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

         Custodial  Account:  The  custodial  account or accounts  created  and  maintained  pursuant to Section  3.07 in the name of a depository  institution,  as custodian  for the holders of the  Certificates,  for the holders of certain  other  interests in mortgage loans serviced or sold by the Master  Servicer and for the Master  Servicer,  into which the amounts set forth in Section 3.07 shall be deposited directly.  Any such account or accounts shall be an Eligible Account.

         Custodial  Agreement:  An  agreement  that may be entered  into among the  Company,  the Master  Servicer,  the  Trustee and a
Custodian pursuant to which the Custodian will hold certain documents relating to the Mortgage Loans on behalf of the Trustee.

         Custodial  File:  Any  mortgage  loan  document  in the  Mortgage  File that is  required  to be  delivered  to the Trustee or
Custodian pursuant to Section 2.01(b) of this Agreement.

         Custodian:  A custodian appointed pursuant to a Custodial Agreement.

         Cut-off Date  Principal  Balance:  As to any Mortgage  Loan, the unpaid  principal  balance  thereof at the Cut-off Date after giving effect to all  installments  of principal due on or prior thereto (or due during the month of the Cut-off Date),  whether or not received.

         Debt Service  Reduction:  With respect to any Mortgage  Loan, a reduction in the scheduled  Monthly  Payment for such Mortgage
Loan by a court of competent  jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction  constituting a Deficient
Valuation or any reduction that results in a permanent forgiveness of principal.

         Deficient  Valuation:  With respect to any Mortgage  Loan, a valuation by a court of competent  jurisdiction  of the Mortgaged
Property  in an amount  less than the then  outstanding  indebtedness  under the  Mortgage  Loan,  or any  reduction  in the  amount of principal to be paid in connection with any scheduled  Monthly  Payment that  constitutes a permanent  forgiveness of principal,  which valuation or reduction results from a proceeding under the Bankruptcy Code.

         Definitive Certificate:  Any Certificate other than a Book-Entry Certificate.

         Deleted Mortgage Loan:  A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

         Delinquent:  As used herein,  a Mortgage  Loan is  considered  to be: "30 to 59 days" or "30 or more days"  delinquent  when a payment due on any scheduled  due date remains  unpaid as of the close of business on the last  business day  immediately  prior to the next  following  monthly  scheduled due date; "60 to 89 days" or "60 or more days"  delinquent  when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately  prior to the second following  monthly  scheduled due date; and so on. The  determination  as to whether a Mortgage Loan falls into these  categories is made as of the close of business on the last  business  day of each month.  For example,  a Mortgage  Loan with a payment due on July 1 that  remained  unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days  delinquent.  Delinquency  information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

         Depository:  The  Depository  Trust  Company,  or any  successor  Depository  hereafter  named.  The  nominee  of the  initial
Depository for purposes of registering  those  Certificates  that are to be Book-Entry  Certificates is Cede & Co. The Depository shall at all times be a "clearing  corporation"  as defined in Section  8-102(a)(5) of the Uniform  Commercial  Code of the State of New York
and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

         Depository  Participant:  A broker,  dealer, bank or other financial  institution or other Person for whom from time to time a
Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         Destroyed Mortgage Note:  A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

         Destroyed  Obligation to Pay: An Obligation  to Pay the original of which was  permanently  lost or destroyed and has not been replaced.

         Determination Date: As defined in the Series Supplement.

         Discount  Fraction:  With respect to each Discount  Mortgage  Loan, the fraction  expressed as a percentage,  the numerator of which is the  Discount Net Mortgage  Rate minus the Net  Mortgage  Rate (or the initial Net Mortgage  Rate with respect to any Discount
Mortgage  Loans as to which the Mortgage Rate is modified  pursuant to 3.07(a)) for such Mortgage Loan and the  denominator of which is the  Discount  Net Mortgage  Rate.  The  Discount  Fraction  with  respect to each  Discount  Mortgage  Loan is set forth as an exhibit attached to the Series Supplement.

         Discount  Mortgage  Loan:  Any Mortgage  Loan having a Net Mortgage  Rate (or the initial Net Mortgage  Rate) of less than the
Discount  Net  Mortgage  Rate per annum and any Mortgage  Loan deemed to be a Discount  Mortgage  Loan  pursuant to the  definition  of
Qualified Substitute Mortgage Loan.

         Discount Net Mortgage Rate:  As defined in the Series Supplement.

         Disqualified  Organization:  Any organization  defined as a "disqualified  organization" under Section 860E(e)(5) of the Code, and if not  otherwise  included,  any of the  following:  (i) the  United  States,  any State or  political  subdivision  thereof,  any possession of the United States, or any agency or  instrumentality  of any of the foregoing (other than an  instrumentality  which is a corporation  if all of its  activities  are subject to tax and,  except for Freddie  Mac, a majority of its board of  directors  is not selected by such governmental unit), (ii) a foreign  government,  any international  organization,  or any agency or instrumentality of any of the foregoing,  (iii) any organization (other than certain farmers' cooperatives  described in Section 521 of the Code) which is exempt  from the tax imposed by Chapter 1 of the Code  (including  the tax  imposed by Section  511 of the Code on  unrelated  business taxable  income),  (iv) rural electric and telephone  cooperatives  described in Section  1381(a)(2)(C)  of the Code, (v) any "electing large  partnership,"  as defined in Section  775(a) of the Code and (vi) any other Person so  designated  by the Trustee  based upon an
Opinion of Counsel that the holding of an Ownership  Interest in a Class R  Certificate  by such Person may cause the Trust Fund or any
Person  having an Ownership  Interest in any Class of  Certificates  (other than such Person) to incur a liability  for any federal tax imposed  under the Code that would not otherwise be imposed but for the Transfer of an Ownership  Interest in a Class R Certificate  to
such Person.  The terms "United States",  "State" and  "international  organization"  shall have the meanings set forth in Section 7701 of the Code or successor provisions.

         Distribution  Date: The 25th day of any month beginning in the month  immediately  following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

         Due Date:  With respect to any  Distribution  Date and any Mortgage  Loan,  the day during the related Due Period on which the
Monthly Payment is due.

         Due Period:  With respect to any Distribution Date, the one-month period set forth in the Series Supplement.

         Eligible  Account:  An  account  that  is any  of the  following:  (i)  maintained  with a  depository  institution  the  debt obligations  of which have been rated by each  Rating  Agency in its  highest  rating  available;  provided  that if the rating of such depository  institution  falls below Standard and Poor's rating of A-2, that such  depository  institution  will be replaced  within 30 days, or (ii) in the case of the Custodial  Account,  a trust account or accounts  maintained in the corporate trust  department of the
Trustee,  or (iii) in the case of the Certificate  Account, a trust account or accounts maintained in the corporate trust department of the Trustee,  or (iv) an account or accounts of a depository  institution  acceptable to each Rating Agency (as evidenced in writing by each  Rating  Agency  that use of any such  account as the  Custodial  Account or the  Certificate  Account  will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the then-current rating assigned to such Certificates).

         Event of Default:  As defined in Section 7.01.

         Excess Bankruptcy Loss:  Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

         Excess Fraud Loss:  Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

         Excess  Special  Hazard Loss: Any Special Hazard Loss, or portion  thereof,  that exceeds the then  applicable  Special Hazard
Amount.

         Excess  Subordinate  Principal  Amount:  With respect to any Distribution  Date on which the aggregate  Certificate  Principal
Balance of the Class of  Subordinate  Certificates  then  outstanding  with the Lowest  Priority  is to be reduced to zero and on which
Realized  Losses are to be  allocated  to such  class or  classes,  the  excess,  if any,  of (i) the amount  that would  otherwise  be distributable  in respect of principal on such class or classes of  Certificates  on such  Distribution  Date over (ii) the excess,  if any, of the aggregate  Certificate  Principal  Balance of such class or classes of Certificates  immediately prior to such Distribution
Date over the  aggregate  amount of Realized  Losses to be allocated  to such  classes of  Certificates  on such  Distribution  Date as reduced by any amount calculated pursuant to clause (E) of the definition of Class A-P Principal  Distribution  Amount. With respect to any Mortgage  Pool that is comprised of two or more Loan Groups,  the Excess  Subordinate  Principal  Amount will be allocated  between each Loan Group on a pro rata basis in accordance with the amount of Realized  Losses  attributable to each Loan Group and allocated to the Certificates on such Distribution Date.

         Exchange Act:  The Securities and Exchange Act of 1934, as amended.

         Extraordinary  Events:  Any of the  following  conditions  with  respect  to a  Mortgaged  Property  (or,  with  respect  to a
Cooperative  Loan,  the  Cooperative  Apartment) or Mortgage Loan causing or resulting in a loss which causes the  liquidation  of such
Mortgage Loan:

(a)      losses  that are of the type that  would be covered  by the  fidelity  bond and the  errors  and  omissions  insurance  policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

(b)      nuclear reaction or nuclear radiation or radioactive contamination,  all whether controlled or uncontrolled,  and whether such loss be direct or indirect,  proximate or remote or be in whole or in part caused by,  contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

(c)      hostile or warlike action in time of peace or war,  including action in hindering,  combating or defending  against an actual, impending or expected attack:

1.       by any government or sovereign  power,  de jure or de facto, or by any authority  maintaining or using military,  naval or air forces; or

2.       by military, naval or air forces; or

3.       by an agent of any such government, power, authority or forces;

(d)      any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

(e)      insurrection,  rebellion,  revolution,  civil war,  usurped  power or action taken by  governmental  authority  in  hindering, combating  or  defending  against  such an  occurrence,  seizure or  destruction  under  quarantine  or  customs  regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

         Extraordinary Losses:  Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

         Fannie Mae:  Federal  National  Mortgage  Association,  a federally  chartered and privately owned  corporation  organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

         FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

         Final  Distribution  Date: The Distribution  Date on which the final  distribution in respect of the Certificates will be made pursuant  to Section  9.01,  which Final  Distribution  Date shall in no event be later than the end of the 90-day  liquidation  period described in Section 9.02.

         Fitch:  Fitch Ratings or its successor in interest.

         Foreclosure  Profits:  As to any Distribution  Date or related  Determination  Date and any Mortgage Loan, the excess, if any, of  Liquidation  Proceeds,  Insurance  Proceeds  and REO  Proceeds  (net of all  amounts  reimbursable  therefrom  pursuant  to Section
3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash  Liquidation or REO Disposition  occurred in the related
Prepayment  Period over the sum of the unpaid principal  balance of such Mortgage Loan or REO Property  (determined,  in the case of an
REO  Disposition,  in  accordance  with Section 3.14) plus accrued and unpaid  interest at the Mortgage  Rate on such unpaid  principal balance from the Due Date to which  interest was last paid by the Mortgagor to the first day of the month  following the month in which such Cash Liquidation or REO Disposition occurred.

         Form 10-K Certification:  As defined in Section 4.03(e).

         Fraud Losses:  Realized Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

         Freddie Mac: Federal Home Loan Mortgage  Corporation,  a corporate  instrumentality  of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

         Highest Priority: As of any date of determination,  the Class of Subordinate  Certificates then outstanding with a Certificate
Principal  Balance greater than zero, with the earliest  priority for payments  pursuant to Section  4.02(a),  in the following  order:
Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

         Independent:  When used with  respect to any  specified  Person,  means such a Person  who (i) is in fact  independent  of the
Company,  the Master  Servicer and the Trustee,  or any  Affiliate  thereof,  (ii) does not have any direct  financial  interest or any material indirect  financial interest in the Company,  the Master Servicer or the Trustee or in an Affiliate thereof,  and (iii) is not connected with the Company,  the Master  Servicer or the Trustee as an officer,  employee,  promoter,  underwriter,  trustee,  partner, director or person performing similar functions.

         Initial  Certificate  Principal  Balance:  With respect to each Class of Certificates,  the Certificate  Principal  Balance of
such Class of Certificates as of the Cut-off Date, as set forth in the Series Supplement.

         Initial Monthly Payment Fund: An amount representing  scheduled  principal  amortization and interest at the Net Mortgage Rate for the Due Date in the first Due Period  commencing  subsequent  to the Cut-off  Date for those  Mortgage  Loans for which the Trustee will not be entitled to receive such payment, and as more specifically defined in the Series Supplement.

         Initial Notional  Amount:  With respect to any Class or Subclass of Interest Only  Certificates,  the amount initially used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

         Initial Subordinate Class Percentage: As defined in the Series Supplement.

         Insurance  Proceeds:  Proceeds paid in respect of the Mortgage  Loans  pursuant to any Primary  Insurance  Policy or any other related  insurance  policy covering a Mortgage Loan (excluding any Certificate  Policy (as defined in the Series  Supplement)),  to the extent such proceeds are payable to the mortgagee under the Mortgage,  any Subservicer,  the Master Servicer or the Trustee and are not
applied to the  restoration  of the related  Mortgaged  Property  (or,  with respect to a  Cooperative  Loan,  the related  Cooperative
Apartment) or released to the Mortgagor in accordance with the procedures  that the Master Servicer would follow in servicing  mortgage loans held for its own account.

         Insurer:  Any named  insurer  under any  Primary  Insurance  Policy  or any  successor  thereto  or the named  insurer  in any replacement policy.

         Interest Accrual Period: As defined in the Series Supplement.

         Interest Only  Certificates:  A Class or Subclass of  Certificates  not entitled to payments of principal,  and  designated as such in the Series Supplement. The Interest Only Certificates will have no Certificate Principal Balance.

         Interim Certification:  As defined in Section 2.02.

         International  Borrower:  In connection  with any Mortgage Loan, a borrower who is (a) a United States  citizen  employed in a foreign country,  (b) a non-permanent  resident alien employed in the United States or (c) a citizen of a country other than the United
States with income derived from sources outside the United States.

         Junior Certificateholder: The Holder of not less than 95% of the Percentage Interests of the Junior Class of Certificates.

         Junior  Class of  Certificates:  The Class of  Subordinate  Certificates  outstanding  as of the date of the  repurchase  of a
Mortgage Loan pursuant to Section 4.07 herein that has the Lowest Priority.

         Late  Collections:  With respect to any Mortgage Loan, all amounts  received  during any Due Period,  whether as late payments of Monthly  Payments or as Insurance  Proceeds,  Liquidation  Proceeds or otherwise,  which  represent  late payments or collections of
Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

         Liquidation  Proceeds:  Amounts (other than Insurance  Proceeds) received by the Master Servicer in connection with the taking of an entire  Mortgaged  Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

         Loan Group:  Any group of Mortgage  Loans  designated  as a separate  loan group in the Series  Supplement.  The  Certificates relating to each Loan Group will be designated in the Series Supplement.

         Loan-to-Value  Ratio:  As of any date,  the  fraction,  expressed  as a  percentage,  the  numerator  of which is the  current principal  balance of the related  Mortgage Loan at the date of  determination  and the  denominator of which is the Appraised Value of the related Mortgaged Property.

         Lower Priority:  As of any date of  determination  and any Class of Subordinate  Certificates,  any other Class of Subordinate
Certificates then outstanding with a later priority for payments pursuant to Section 4.02 (a).

         Lowest Priority:  As of any date of determination,  the Class of Subordinate  Certificates then outstanding with a Certificate
Principal Balance greater than zero, with the latest priority for payments pursuant to Section 4.02(a),  in the following order:  Class
B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

         Maturity  Date:  The latest  possible  maturity  date,  solely for  purposes of Section  1.860G-1(a)(4)(iii)  of the  Treasury regulations,  by which the  Certificate  Principal  Balance of each Class of  Certificates  (other than the Interest Only  Certificates which have no Certificate  Principal  Balance) and each  Uncertificated  REMIC Regular Interest would be reduced to zero, as designated in the Series Supplement.

         MERS:  Mortgage Electronic  Registration  Systems,  Inc., a corporation  organized and existing under the laws of the State of
Delaware, or any successor thereto.

         MERS(R)System:  The system of recording transfers of Mortgages electronically maintained by MERS.

         MIN:  The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

         MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

         Modified Mortgage Loan:  Any Mortgage Loan that has been the subject of a Servicing Modification.

         Modified Net Mortgage  Rate:  As to any Mortgage Loan that is the subject of a Servicing  Modification,  the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

         MOM Loan:  With respect to any Mortgage Loan,  MERS acting as the mortgagee of such Mortgage  Loan,  solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

         Monthly  Payment:  With respect to any Mortgage Loan  (including  any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization  schedule at the time applicable  thereto (after  adjustment,  if any, for
Curtailments and for Deficient Valuations  occurring prior to such Due Date but before any adjustment to such amortization  schedule by reason of any bankruptcy,  other than a Deficient Valuation,  or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

         Moody's:  Moody's Investors Service, Inc., or its successor in interest.

         Mortgage:  With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative  Loan, the mortgage,  deed of trust or other  comparable  instrument  creating a first  lien on an estate in fee simple or  leasehold  interest  in real  property securing a Mortgage  Note.  With  respect to each  Obligation  to Pay  related to a Sharia  Mortgage  Loan,  the Sharia  Mortgage  Loan
Security Instrument.

         Mortgage  File:  The mortgage  documents  listed in Section 2.01  pertaining to a particular  Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         Mortgage  Loans:  Such of the mortgage loans,  including any Sharia  Mortgage  Loans,  transferred and assigned to the Trustee pursuant  to  Section  2.01 as from  time to time are  held or  deemed  to be held as a part of the  Trust  Fund,  the  Mortgage  Loans originally so held being  identified in the initial  Mortgage Loan  Schedule,  and Qualified  Substitute  Mortgage Loans held or deemed held as part of the Trust Fund including,  without  limitation,  (i) with respect to each Cooperative  Loan, the related Mortgage Note,
Security  Agreement,  Assignment of Proprietary  Lease,  Cooperative  Stock  Certificate,  Cooperative  Lease and Mortgage File and all
rights  appertaining  thereto,  (ii) with respect to each Sharia  Mortgage Loan, the related  Obligation to Pay,  Sharia  Mortgage Loan
Security  Instrument,  Sharia  Mortgage Loan  Co-Ownership  Agreement,  Assignment  Agreement and Amendment of Security  Instrument and
Mortgage File and all rights  appertaining  thereto and (iii) with respect to each  Mortgage  Loan other than a  Cooperative  Loan or a
Sharia Mortgage Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

         Mortgage Loan Schedule:  As defined in the Series Supplement.

         Mortgage Note:  The originally  executed note or other evidence of  indebtedness  evidencing the  indebtedness  of a Mortgagor under a Mortgage Loan,  together with any modification  thereto.  With respect to each Sharia Mortgage Loan, the related  Obligation to
Pay.

         Mortgage Pool:  The pool of mortgage loans, including all Loan Groups, if any,  consisting of the Mortgage Loans.

         Mortgage  Rate: As to any Mortgage Loan, the interest rate borne by the related  Mortgage  Note, or any  modification  thereto other than a Servicing  Modification.  As to any Sharia  Mortgage Loan, the profit factor  described in the related  Obligation to Pay, or any modification thereto other than a Servicing Modification.

         Mortgaged  Property:  The  underlying  real  property  securing a Mortgage Loan or, with respect to a  Cooperative  Loan,  the related Cooperative Lease and Cooperative Stock.

         Mortgagor:  The obligor on a Mortgage Note, or with respect to a Sharia Mortgage Loan, the consumer on an Obligation to Pay.

         Net Mortgage Rate:  As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate.

         Non-Discount Mortgage Loan:  A Mortgage Loan that is not a Discount Mortgage Loan.

         Non-Primary  Residence  Loans:  The Mortgage  Loans  designated as secured by second or vacation  residences,  or by non-owner occupied residences, on the Mortgage Loan Schedule.

         Non-United States Person:  Any Person other than a United States Person.

         Nonrecoverable  Advance:  Any Advance  previously made or proposed to be made by the Master Servicer or Subservicer in respect of a Mortgage Loan (other than a Deleted  Mortgage  Loan) which,  in the good faith judgment of the Master  Servicer,  will not, or, in the case of a proposed Advance,  would not, be ultimately  recoverable by the Master Servicer from related Late Collections,  Insurance
Proceeds,  Liquidation  Proceeds,  REO Proceeds or amounts  reimbursable to the Master Servicer  pursuant to Section 4.02(a) hereof. To the extent that any Mortgagor is not obligated  under the related  Mortgage  documents to pay or reimburse any portion of any Servicing
Advances that are  outstanding  with respect to the related  Mortgage Loan as a result of a  modification  of such Mortgage Loan by the
Master  Servicer,  which forgives  amounts which the Master  Servicer or Subservicer had previously  advanced,  and the Master Servicer determines  that no other source of payment or  reimbursement  for such advances is available to it, such  Servicing  Advances shall be deemed to be Nonrecoverable  Advances.  The determination by the Master Servicer that it has made a Nonrecoverable  Advance or that any proposed Advance would constitute a Nonrecoverable  Advance,  shall be evidenced by an Officers'  Certificate delivered to the Company, the Trustee and any Certificate Insurer.

         Nonsubserviced  Mortgage  Loan:  Any Mortgage Loan that, at the time of reference  thereto,  is not subject to a  Subservicing
Agreement.

         Notional Amount:  With respect to any Class or Subclass of Interest Only  Certificates,  an amount used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

         Obligation to Pay: The originally  executed  obligation to pay or similar agreement  evidencing the obligation of the consumer under a Sharia Mortgage Loan, together with any modification thereto.

         Officers'  Certificate:  A certificate  signed by the Chairman of the Board,  the  President or a Vice  President or Assistant
Vice  President,  or a Director or Managing  Director,  and by the  Treasurer,  the  Secretary,  or one of the Assistant  Treasurers or
Assistant  Secretaries  of the Company or the Master  Servicer,  as the case may be, and delivered to the Trustee,  as required by this
Agreement.

         Opinion of Counsel:  A written opinion of counsel  acceptable to the Trustee and the Master  Servicer,  who may be counsel for the  Company or the Master  Servicer,  provided  that any  opinion  of counsel  (i)  referred  to in the  definition  of  "Disqualified
Organization"  or (ii) relating to the  qualification  of any REMIC formed under the Series  Supplement  or  compliance  with the REMIC
Provisions must, unless otherwise specified, be an opinion of Independent counsel.

         Outstanding  Mortgage  Loan:  As to any Due Date, a Mortgage Loan  (including an REO Property)  which was not the subject of a
Principal  Prepayment in Full, Cash  Liquidation or REO  Disposition  and which was not purchased,  deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

         Ownership  Interest:  As to any Certificate,  any ownership or security interest in such  Certificate,  including any interest in such Certificate as the Holder thereof and any other interest  therein,  whether direct or indirect,  legal or beneficial,  as owner or as pledgee.

         Pass-Through Rate:  As defined in the Series Supplement.

         Paying Agent:  The Trustee or any successor Paying Agent appointed by the Trustee.

         Percentage  Interest:  With respect to any Certificate (other than a Class R Certificate),  the undivided percentage ownership interest in the related  Class  evidenced  by such  Certificate,  which  percentage  ownership  interest  shall be equal to the Initial
Certificate  Principal  Balance thereof or Initial  Notional Amount (in the case of any Interest Only  Certificate)  thereof divided by the aggregate  Initial  Certificate  Principal  Balance or the aggregate of the Initial  Notional  Amounts,  as applicable,  of all the
Certificates of the same Class.  With respect to a Class R Certificate,  the interest in  distributions to be made with respect to such
Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

         Permitted Investments:  One or more of the following:

(i)      obligations  of or  guaranteed  as to timely  payment  of  principal  and  interest  by the  United  States  or any  agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

(ii)     repurchase  agreements on  obligations  specified in clause (i) maturing not more than one month from the date of  acquisition thereof,  provided that the unsecured  short-term debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

(iii)    federal funds,  certificates of deposit,  demand deposits,  time deposits and bankers'  acceptances  (which shall each have an original  maturity  of not more than 90 days and,  in the case of  bankers'  acceptances,  shall in no event have an  original maturity  of more than 365 days or a remaining  maturity of more than 30 days)  denominated  in United  States  dollars of any
         U.S. depository  institution or trust company  incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign  depository  institution or trust company;  provided that the debt obligations of such depository institution  or trust  company  at the date of  acquisition  thereof  have been  rated by each  Rating  Agency in its  highest short-term  rating  available;  and,  provided  further that, if the original  maturity of such  short-term  obligations  of a domestic  branch of a foreign  depository  institution or trust company shall exceed 30 days,  the  short-term  rating of such institution shall be at least A-2 in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;

(iv)     commercial  paper and demand notes  (having  original  maturities of not more than 365 days) of any  corporation  incorporated under the laws of the United  States or any state  thereof  which on the date of  acquisition  has been  rated by each  Rating
         Agency in its highest  short-term  rating  available;  provided that such commercial paper shall have a remaining  maturity of not more than 30 days;

(v)      any mutual fund, money market fund, common trust fund or other pooled investment  vehicle,  the assets of which are limited to instruments that otherwise would constitute Permitted  Investments  hereunder and have been rated by each Rating Agency in its highest  short-term rating available (in the case of Standard & Poor's such rating shall be either AAAm or AAAm-G),  including any such fund that is  managed  by the  Trustee  or any  affiliate  of the  Trustee  or for  which the  Trustee  or any of its affiliates acts as an adviser; and

(vi)     other  obligations or securities  that are acceptable to each Rating Agency as a Permitted  Investment  hereunder and will not reduce the rating  assigned to any Class of  Certificates  by such Rating Agency  (without  giving  effect to any  Certificate
         Policy (as defined in the Series  Supplement) in the case of Insured  Certificates (as defined in the Series Supplement) below the lower of the then-current rating assigned to such Certificates by such Rating Agency, as evidenced in writing;

provided,  however,  no  instrument  shall be a Permitted  Investment if it  represents,  either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest  payments  derived from obligations  underlying  such  instrument and the principal and interest  payments with respect to such  instrument  provide a yield to maturity  greater than 120% of the yield to maturity at par of such  underlying  obligations.  References  herein to the highest rating available on  unsecured  long-term  debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's,  and for purposes of this Agreement,  any references  herein to the highest rating  available on unsecured  commercial  paper and short-term debt  obligations  shall mean the  following:  A-1 in the case of Standard & Poor's,  P-1 in the case of Moody's and F-1 in the case of
Fitch;  provided,  however,  that any Permitted  Investment that is a short-term  debt  obligation  rated A-1 by Standard & Poor's must satisfy the  following  additional  conditions:  (i) the total  amount of debt from A-1 issuers  must be limited to the  investment  of monthly  principal and interest  payments  (assuming fully  amortizing  collateral);  (ii) the total amount of A-1 investments must not represent more than 20% of the aggregate  outstanding  Certificate  Principal  Balance of the Certificates and each investment must not mature  beyond 30 days;  (iii) the terms of the debt must have a  predetermined  fixed dollar  amount of principal due at maturity that cannot vary;  and (iv) if the  investments  may be liquidated  prior to their  maturity or are being relied on to meet a certain yield, interest  must be tied to a single  interest  rate index plus a single  fixed spread (if any) and must move  proportionately  with that index.  Any Permitted Investment may be held by or through the Trustee or its Affiliates.

         Permitted  Transferee:  Any Transferee of a Class R Certificate,  other than a Disqualified  Organization or Non-United States
Person.

         Person:  Any  individual,  corporation,  limited  liability  company,  partnership,  joint venture,  association,  joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Pledged  Amount:  With respect to any Pledged  Asset Loan,  the amount of money  remitted to Combined  Collateral  LLC, at the direction of or for the benefit of the related Mortgagor.

         Pledged  Asset  Loan:  Any  Mortgage  Loan  supported  by Pledged  Assets or such  other  collateral,  other than the  related
Mortgaged Property, set forth in the Series Supplement.

         Pledged  Assets:  With  respect to any  Mortgage  Loan,  all  money,  securities,  security  entitlements,  accounts,  general intangibles,  payment intangibles,  instruments,  documents, deposit accounts, certificates of deposit, commodities contracts and other investment  property and other  property of whatever kind or description  pledged by Combined  Collateral LLC as security in respect of any  Realized  Losses in  connection  with such  Mortgage  Loan up to the  Pledged  Amount  for such  Mortgage  Loan,  and any  related collateral, or such other collateral as may be set forth in the Series Supplement.

         Pledged Asset Mortgage  Servicing  Agreement:  The Pledged Asset Mortgage Servicing  Agreement,  dated as of February 28, 1996 between MLCC and the Master Servicer.

         Pooling and  Servicing  Agreement or Agreement:  With respect to any Series,  this  Standard  Terms  together with the related
Series Supplement.

         Pool Stated Principal  Balance:  As to any Distribution  Date, the aggregate of the Stated Principal Balances of each Mortgage
Loan.

         Pool Strip Rate:  With respect to each  Mortgage  Loan,  a per annum rate equal to the excess of (a) the Net Mortgage  Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

         Prepayment  Distribution  Trigger:  With respect to any  Distribution  Date and any Class of Subordinate  Certificates  (other than the Class M-1  Certificates),  a test that shall be satisfied if the fraction  (expressed as a percentage) equal to the sum of the
Certificate  Principal  Balances  of such  Class and each  Class of  Subordinate  Certificates  with a Lower  Priority  than such Class immediately  prior to such  Distribution  Date divided by the  aggregate  Stated  Principal  Balance of all of the  Mortgage  Loans (or
related  REO  Properties)  immediately  prior to such  Distribution  Date is greater  than or equal to the sum of the  related  Initial
Subordinate Class Percentages of such Classes of Subordinate Certificates.

         Prepayment  Interest  Shortfall:  As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an
REO  Property)  that was the subject of (a) a Principal  Prepayment  in Full during the portion of the related  Prepayment  Period that falls during the prior  calendar  month,  an amount equal to the excess of one month's  interest at the Net Mortgage  Rate (or Modified
Net Mortgage Rate in the case of a Modified  Mortgage  Loan) on the Stated  Principal  Balance of such Mortgage Loan over the amount of interest  (adjusted to the Net Mortgage  Rate (or Modified  Net  Mortgage  Rate in the case of a Modified  Mortgage  Loan)) paid by the
Mortgagor for such month to the date of such  Principal  Prepayment in Full or (b) a Curtailment  during the prior calendar  month,  an amount equal to one month's  interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage Loan)
on the amount of such Curtailment.

         Prepayment  Period:  As to any Distribution  Date and Principal  Prepayment in Full, the period  commencing on the 16th day of the  month  prior  to the  month in which  that  Distribution  Date  occurs  and  ending  on the  15th day of the  month in which  such
Distribution Date occurs.

         Primary Insurance Policy:  Each primary policy of mortgage guaranty  insurance or any replacement  policy therefor referred to in Section 2.03(b)(iv) and (v).

         Principal Only Certificates:  A Class of Certificates not entitled to payments of interest,  and more specifically  designated as such in the Series Supplement.

         Principal  Prepayment:  Any payment of principal or other  recovery on a Mortgage  Loan,  including a recovery  that takes the form of Liquidation  Proceeds or Insurance  Proceeds,  which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest  representing  scheduled  interest on such payment due on any date or dates in any month or months  subsequent to the month of prepayment.

         Principal  Prepayment in Full:  Any Principal  Prepayment of the entire  principal  balance of a Mortgage Loan that is made by the Mortgagor.

         Program Guide:  Collectively,  the Client Guide and the Servicer Guide for Residential  Funding's  Expanded  Criteria Mortgage
Program.

         Purchase  Price:  With  respect to any  Mortgage  Loan (or REO  Property)  required to be or  otherwise  purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated  Principal  Balance thereof plus the principal  portion of any related  unreimbursed  Advances and (ii) unpaid accrued  interest at the Adjusted  Mortgage Rate (or Modified
Net Mortgage Rate in the case of a Modified  Mortgage  Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage Loan) in the case of a purchase made by the Master  Servicer) on the Stated  Principal  Balance thereof to the Due
Date in the Due Period related to the  Distribution  Date  occurring in the month  following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

         Qualified  Substitute  Mortgage  Loan:  A Mortgage  Loan  substituted  by  Residential  Funding or the  Company  for a Deleted
Mortgage Loan which must, on the date of such substitution,  as confirmed in an Officers'  Certificate delivered to the Trustee, with a copy to the Custodian,

         (i)      have an outstanding  principal  balance,  after deduction of the principal  portion of the monthly payment due in the month of substitution  (or in the case of a substitution of more than one Mortgage Loan for a Deleted  Mortgage Loan, an aggregate outstanding principal balance,  after such deduction),  not in excess of the Stated Principal Balance of the Deleted  Mortgage  Loan (the amount of any  shortfall  to be deposited by  Residential  Funding in the  Custodial
                  Account in the month of substitution);

         (ii)     have a Mortgage  Rate and a Net  Mortgage  Rate no lower than and not more than 1% per annum higher than the Mortgage
                  Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;

         (iii)    have a Loan-to-Value  Ratio at the time of substitution no higher than that of the Deleted  Mortgage Loan at the time of substitution;

         (iv)     have a remaining term to stated  maturity not greater than (and not more than one year less than) that of the Deleted
                  Mortgage Loan;

         (v)      comply  with each  representation  and  warranty  set forth in  Sections  2.03 and 2.04  hereof and  Section 4 of the
                  Assignment Agreement; and

         (vi)     have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding  any other  provisions  herein,  (x) with respect to any Qualified  Substitute  Mortgage Loan substituted for a Deleted
Mortgage Loan which was a Discount  Mortgage Loan, such Qualified  Substitute  Mortgage Loan shall be deemed to be a Discount  Mortgage
Loan and to have a Discount  Fraction equal to the Discount  Fraction of the Deleted  Mortgage Loan and (y) in the event that the "Pool
Strip Rate" of any Qualified  Substitute  Mortgage Loan as calculated  pursuant to the  definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

         (i)      the Pool Strip Rate of such Qualified  Substitute  Mortgage Loan shall be equal to the Pool Strip Rate of the related
                  Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-V Certificates and

         (ii)     the  excess  of the Pool  Strip  Rate on such  Qualified  Substitute  Mortgage  Loan as  calculated  pursuant  to the definition  of "Pool Strip Rate" over the Pool Strip Rate on the related  Deleted  Mortgage  Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

         Rating  Agency:  Each of the  statistical  credit  rating  agencies  specified  in the  Preliminary  Statement  of the  Series
Supplement.  If any agency or a successor is no longer in existence,  "Rating Agency" shall be such  statistical  credit rating agency, or other  comparable  Person,  designated  by the  Company,  notice of which  designation  shall be given to the Trustee and the Master
Servicer.

         Realized Loss:  With respect to each Mortgage Loan (or REO Property):

         (a)      as to which a Cash  Liquidation  or REO  Disposition  has  occurred,  an amount (not less than zero) equal to (i) the
                  Stated  Principal  Balance  of the  Mortgage  Loan  (or REO  Property)  as of the  date of  Cash  Liquidation  or REO
                  Disposition,  plus (ii) interest (and REO Imputed Interest,  if any) at the Net Mortgage Rate from the Due Date as to which  interest was last paid or advanced to  Certificateholders  up to the Due Date in the Due Period related to the
                  Distribution  Date on which such  Realized  Loss will be allocated  pursuant to Section 4.05 on the Stated  Principal
                  Balance of such Mortgage Loan (or REO  Property)  outstanding  during each Due Period that such interest was not paid or advanced,  minus (iii) the proceeds,  if any,  received  during the month in which such Cash  Liquidation  (or REO
                  Disposition)  occurred,  to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof  reimbursable to the Master Servicer or any Subservicer with respect to related Advances,  Servicing Advances or other expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed,

         (b)      which is the  subject of a  Servicing  Modification,  (i) (1) the amount by which the  interest  portion of a Monthly
                  Payment or the  principal  balance of such  Mortgage Loan was reduced or (2) the sum of any other amounts owing under the Mortgage Loan that were forgiven and that  constitute  Servicing  Advances  that are  reimbursable  to the Master
                  Servicer or a  Subservicer,  and (ii) any such amount with  respect to a Monthly  Payment that was or would have been due in the month  immediately  following  the month in which a Principal  Prepayment  or the  Purchase  Price of such
                  Mortgage Loan is received or is deemed to have been received,

         (c)      which has become the subject of a Deficient  Valuation,  the difference between the principal balance of the Mortgage
                  Loan  outstanding  immediately  prior to such Deficient  Valuation and the principal  balance of the Mortgage Loan as reduced by the Deficient Valuation, or

         (d)      which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

Notwithstanding  the above,  neither a Deficient  Valuation nor a Debt Service  Reduction  shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master  Servicer is diligently  pursuing any remedies that may exist in connection  with the  representations  and  warranties  made  regarding  the related  Mortgage Loan and either (A) the related
Mortgage Loan is not in default with regard to payments due thereunder or (B)  delinquent  payments of principal and interest under the related  Mortgage Loan and any premiums on any applicable  primary hazard  insurance  policy and any related escrow payments in respect of such Mortgage Loan are being  advanced on a current basis by the Master  Servicer or a  Subservicer,  in either case without  giving effect to any Debt Service Reduction.

To the extent the Master  Servicer  receives  Subsequent  Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with  respect to that  Mortgage  Loan will be reduced to the extent such  recoveries  are applied to reduce the  Certificate  Principal
Balance of any Class of Certificates on any Distribution Date.

         Record  Date:  With  respect to each  Distribution  Date,  the close of  business on the last  Business  Day of the month next preceding the month in which the related Distribution Date occurs.

         Regular Certificate:  Any of the Certificates other than a Class R Certificate.

         Regulation AB: Subpart  229.1100 - Asset Backed  Securities  (Regulation  AB), 17 C.F.R.ss.ss.229.1100-229.1123,  as such may be amended  from time to time,  and subject to such  clarification  and  interpretation  as have been  provided by the  Commission  in the adopting release (Asset-Backed  Securities,  Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (January 7, 2005)) or by the
staff of the Commission, or as may be provided by the Commission or its staff from time to time.

         Reimbursement Amounts: As defined in Section 3.22.

         REMIC:  A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         REMIC  Administrator:  Residential  Funding  Company,  LLC.  If  Residential  Funding  Company,  LLC is  found  by a court  of competent  jurisdiction  to no longer be able to  fulfill  its  obligations  as REMIC  Administrator  under this  Agreement  the Master
Servicer or Trustee  acting as Master  Servicer  shall  appoint a successor  REMIC  Administrator,  subject to  assumption of the REMIC
Administrator obligations under this Agreement.

         REMIC  Provisions:  Provisions  of the federal  income tax law relating to real estate  mortgage  investment  conduits,  which appear at Sections  860A through  860G of  Subchapter  M of Chapter 1 of the Code,  and related  provisions,  and  temporary  and final regulations  (or, to the extent not  inconsistent  with such  temporary  or final  regulations,  proposed  regulations)  and  published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

         REO  Acquisition:  The acquisition by the Master  Servicer on behalf of the Trustee for the benefit of the  Certificateholders of any REO Property pursuant to Section 3.14.

         REO  Disposition:  As to any REO  Property,  a  determination  by the  Master  Servicer  that it has  received  all  Insurance
Proceeds,  Liquidation  Proceeds,  REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master
Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

         REO Imputed  Interest:  As to any REO  Property,  for any period,  an amount  equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been  outstanding) on the unpaid principal  balance of the Mortgage
Loan as of the date of acquisition thereof for such period.

         REO Proceeds:  Proceeds,  net of expenses,  received in respect of any REO Property (including,  without limitation,  proceeds from the rental of the related  Mortgaged  Property or, with respect to a Cooperative  Loan, the related  Cooperative  Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

         REO Property:  A Mortgaged  Property  acquired by the Master  Servicer  through  foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

         Reportable  Modified  Mortgage Loan: Any Mortgage Loan that (i) has been subject to an interest rate reduction,  (ii) has been subject to a term  extension  or (iii) has had amounts  owing on such  Mortgage  Loan  capitalized  by adding such amount to the Stated
Principal  Balance of such Mortgage Loan;  provided,  however,  that a Mortgage Loan modified in accordance with clause (i) above for a temporary  period shall not be a  Reportable  Modified  Mortgage  Loan if such  Mortgage  Loan has not been  delinquent  in payments of principal  and  interest for six months since the date of such  modification  if that  interest  rate  reduction is not made  permanent thereafter.

         Request for Release:  A request for release,  the forms of which are attached as Exhibit F hereto,  or an  electronic  request in a form acceptable to the Custodian.

         Required  Insurance  Policy:  With respect to any Mortgage Loan, any insurance  policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

         Required Surety Payment:  With respect to any Additional  Collateral Loan that becomes a Liquidated  Mortgage Loan, the lesser of (i) the principal  portion of the Realized  Loss with respect to such  Mortgage Loan and (ii) the excess,  if any, of (a) the amount of  Additional  Collateral  required at  origination  with  respect to such  Mortgage  Loan over (b) the net  proceeds  realized by the
Subservicer from the related Additional Collateral.

         Residential  Funding:  Residential  Funding Company,  LLC, a Delaware limited liability company,  in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

         Responsible  Officer:  When used with respect to the Trustee,  any officer of the Corporate  Trust  Department of the Trustee, including any Senior Vice President,  any Vice President,  any Assistant Vice President,  any Assistant Secretary, any Trust Officer or
Assistant Trust Officer,  or any other officer of the Trustee  customarily  performing  functions  similar to those performed by any of the above  designated  officers  to whom,  with  respect to a  particular  matter,  such matter is  referred,  in each case with direct responsibility for the administration of the Agreement.

         Retail  Certificates:   A  Senior  Certificate,   if  any,  offered  in  smaller  minimum   denominations  than  other  Senior
Certificates, and designated as such in the Series Supplement.

         Schedule of Discount  Fractions:  The schedule  setting  forth the Discount  Fractions  with respect to the Discount  Mortgage
Loans, attached as an exhibit to the Series Supplement.

         Securitization  Transaction:  Any  transaction  involving a sale or other transfer of mortgage loans directly or indirectly to an  issuing  entity in  connection  with an  issuance  of  publicly  offered or  privately  placed,  rated or  unrated  mortgage-backed securities.

         Security  Agreement:  With  respect  to a  Cooperative  Loan,  the  agreement  creating a  security  interest  in favor of the originator in the related Cooperative Stock.

         Seller: As to any Mortgage Loan, a Person,  including any Subservicer,  that executed a Seller's Agreement  applicable to such
Mortgage Loan.

         Seller's  Agreement:  An  agreement  for the  origination  and sale of  Mortgage  Loans  generally  in the form of the  Seller
Contract  referred to or  contained in the Program  Guide,  or in such other form as has been  approved by the Master  Servicer and the
Company,  each containing  representations  and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

         Senior  Accelerated  Distribution  Percentage:  With  respect  to any  Distribution  Date  occurring  on or  prior to the 60th
Distribution  Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups,  any Loan Group,  100%. With respect to any Distribution Date thereafter and any such Loan Group, if applicable, as follows:

(i)      for any Distribution Date after the 60th  Distribution Date but on or prior to the 72nd Distribution  Date, the related Senior
         Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

(ii)     for any Distribution Date after the 72nd  Distribution Date but on or prior to the 84th Distribution  Date, the related Senior
         Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

(iii)    for any Distribution Date after the 84th  Distribution Date but on or prior to the 96th Distribution  Date, the related Senior
         Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

(iv)     for any  Distribution  Date after the 96th  Distribution  Date but on or prior to the 108th  Distribution  Date,  the  related
         Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

(v)      for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

provided, however,

         (i) that any scheduled reduction to the Senior Accelerated  Distribution  Percentage described above shall not occur as of any
Distribution Date unless either

                  (a)(1)(X) the outstanding  principal  balance of the Mortgage Loans  delinquent 60 days or more  (including  Mortgage
         Loans which are in  foreclosure,  have been foreclosed or otherwise  liquidated,  or with respect to which the Mortgagor is in bankruptcy and any REO Property) averaged over the last six months, as a percentage of the aggregate  outstanding  Certificate
         Principal  Balance of the  Subordinate  Certificates,  is less than 50% or (Y) the outstanding  principal  balance of Mortgage
         Loans  delinquent  60 days or more  (including  Mortgage  Loans which are in  foreclosure,  have been  foreclosed or otherwise liquidated,  or with respect to which the Mortgagor is in bankruptcy and any REO Property)  averaged over the last six months, as a percentage of the aggregate  outstanding  principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2)  Realized  Losses on the  Mortgage  Loans to date for such  Distribution  Date if  occurring  during the sixth,  seventh,  eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45%
         or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

                   (b)(1) the outstanding  principal  balance of Mortgage Loans  delinquent 60 days or more  (including  Mortgage Loans which are in  foreclosure,  have been  foreclosed  or  otherwise  liquidated,  or with  respect to which the  Mortgagor  is in bankruptcy and any REO Property)  averaged over the last six months,  as a percentage of the aggregate  outstanding  principal balance of all Mortgage  Loans averaged over the last six months,  does not exceed 4% and (2) Realized  Losses on the Mortgage
         Loans to date for such Distribution  Date, if occurring during the sixth,  seventh,  eighth,  ninth or tenth year (or any year thereafter)  after  the  Closing  Date are less  than 10%,  15%,  20%,  25% or 30%,  respectively,  of the sum of the  Initial
         Certificate Principal Balances of the Subordinate Certificates, and

         (ii) that for any  Distribution  Date on which the Senior  Percentage is greater than the Senior  Percentage as of the Closing
Date, the Senior  Accelerated  Distribution  Percentage for such Distribution Date shall be 100%, or, if the Mortgage Pool is comprised of two or more Loan Groups,  for any  Distribution  Date on which the weighted  average of the Senior  Percentages for each Loan Group, weighted on the basis of the Stated  Principal  Balances  of the  Mortgage  Loans in the related  Loan Group  (excluding  the  Discount
Fraction  of the  Discount  Mortgage  Loans in such Loan  Group)  exceeds  the  weighted  average  of the  initial  Senior  Percentages
(calculated on such basis) for each Loan Group,  each of the Senior  Accelerated  Distribution  Percentages for such  Distribution Date will equal 100%.

Notwithstanding  the foregoing,  upon the reduction of the Certificate  Principal  Balances of the related Senior  Certificates  (other than the Class A-P Certificates, if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

         Senior Certificate:  As defined in the Series Supplement.

         Senior Percentage: As defined in the Series Supplement.

         Senior Support  Certificate:  A Senior  Certificate that provides  additional  credit  enhancement to certain other classes of
Senior Certificates and designated as such in the Preliminary Statement of the Series Supplement.

         Series:  All of the  Certificates  issued  pursuant  to a  Pooling  and  Servicing  Agreement  and  bearing  the  same  series designation.

         Series  Supplement:  The agreement into which this Standard Terms is  incorporated  and pursuant to which,  together with this
Standard Terms, a Series of Certificates is issued.

         Servicing Accounts:  The account or accounts created and maintained pursuant to Section 3.08.

         Servicing  Criteria:  The  "servicing  criteria" set forth in Item 1122(d) of Regulation  AB, as such may be amended from time to time.

         Servicing  Advances:  All customary,  reasonable and necessary "out of pocket" costs and expenses  incurred in connection with a default,  delinquency  or other  unanticipated  event by the Master  Servicer or a Subservicer  in the  performance  of its servicing obligations,  including,  but not limited to, the cost of (i) the preservation,  restoration and protection of a Mortgaged Property or, with respect to a Cooperative  Loan,  the related  Cooperative  Apartment,  (ii) any  enforcement  or judicial  proceedings,  including foreclosures,  including any expenses  incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS  System,  (iii) the  management  and  liquidation  of any REO  Property,  (iv) any  mitigation  procedures  implemented  in accordance with Section 3.07, and (v) compliance with the obligations  under Sections 3.01,  3.08, 3.11,  3.12(a) and 3.14,  including, if the Master Servicer or any Affiliate of the Master  Servicer  provides  services such as appraisals and brokerage  services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

         Servicing Advance Reimbursement Amounts: As defined in Section 3.22.

         Servicing  Modification:  Any reduction of the interest rate on or the outstanding  principal  balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, and any increase to the  outstanding  principal  balance of a Mortgage Loan by adding to the Stated  Principal  Balance  unpaid  principal and interest and other amounts owing under the Mortgage  Loan, in each case pursuant to a modification  of a Mortgage Loan that is in default,  or for which,  in the judgment of the Master  Servicer,  default is reasonably foreseeable in accordance with Section 3.07(a).

         Servicing  Officer:  Any officer of the Master Servicer involved in, or responsible for, the  administration  and servicing of the Mortgage  Loans whose name and specimen  signature  appear on a list of servicing  officers  furnished to the Trustee by the Master
Servicer, as such list may from time to time be amended.

         Sharia Mortgage Loan: A declining balance co-ownership transaction, structured so as to comply with Islamic religious law.

         Sharia Mortgage Loan  Co-Ownership  Agreement:  The agreement that defines the relationship  between the consumer and co-owner and the parties'  respective  rights under a Sharia  Mortgage Loan,  including their  respective  rights with respect to the indicia of ownership of the related Mortgaged Property.

         Sharia Mortgage Loan Security Instrument:  The mortgage,  security instrument or other comparable  instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing an Obligation to Pay.

         Special  Hazard  Loss:  Any  Realized  Loss not in excess of the cost of the lesser of repair or  replacement  of a  Mortgaged
Property  (or,  with  respect to a  Cooperative  Loan,  the related  Cooperative  Apartment)  suffered by such  Mortgaged  Property (or
Cooperative  Apartment) on account of direct  physical loss,  exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged  Property pursuant to Section 3.12(a),  except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

         Standard & Poor's:  Standard & Poor's Ratings  Services,  a division of The McGraw-Hill  Companies,  Inc., or its successor in interest.

         Stated Principal  Balance:  With respect to any Mortgage Loan or related REO Property,  as of any  Distribution  Date, (i) the
sum of (a) the Cut-off Date  Principal  Balance of the Mortgage Loan plus (b) any amount by which the Stated  Principal  Balance of the
Mortgage Loan has been increased pursuant to a Servicing  Modification,  minus (ii) the sum of (a) the principal portion of the Monthly
Payments  due with  respect to such  Mortgage  Loan or REO Property  during each Due Period  ending with the Due Period  related to the previous  Distribution  Date which were received or with respect to which an Advance was made, and (b) all Principal  Prepayments  with respect to such  Mortgage  Loan or REO  Property,  and all Insurance  Proceeds,  Liquidation  Proceeds and REO Proceeds,  to the extent applied by the Master  Servicer as recoveries  of principal in  accordance  with Section 3.14 with respect to such Mortgage Loan or REO
Property,  in each case which were distributed  pursuant to Section 4.02 on any previous  Distribution  Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

         Subclass:  With respect to the Class A-V  Certificates,  any Subclass  thereof issued  pursuant to Section  5.01(c).  Any such
Subclass will  represent the  Uncertificated  REMIC  Regular  Interest or Interests Z specified by the initial  Holder of the Class A-V
Certificates pursuant to Section 5.01(c).

         Subordinate  Certificate:  Any one of the  Class  M  Certificates  or  Class  B  Certificates,  executed  by the  Trustee  and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

         Subordinate Class Percentage:  With respect to any Distribution  Date and any Class of Subordinate  Certificates,  a fraction, expressed  as a  percentage,  the  numerator  of which is the  aggregate  Certificate  Principal  Balance of such Class of  Subordinate
Certificates  immediately  prior to such date and the  denominator  of which is the aggregate  Stated  Principal  Balance of all of the
Mortgage Loans (or related REO  Properties)  (other than the related  Discount  Fraction of each Discount  Mortgage  Loan)  immediately prior to such Distribution Date.

         Subordinate  Percentage:  As of any  Distribution  Date and, with respect to any Mortgage  Pool  comprised of two or more Loan
Groups, any Loan Group, 100% minus the related Senior Percentage as of such Distribution Date.

         Subsequent  Recoveries:  As of any  Distribution  Date,  amounts  received by the Master Servicer (net of any related expenses permitted to be  reimbursed  pursuant to Section  3.10) or surplus  amounts  held by the Master  Servicer to cover  estimated  expenses
(including,  but not limited to,  recoveries in respect of the  representations  and warranties  made by the related Seller pursuant to the applicable  Seller's Agreement and assigned to the Trustee pursuant to Section 2.04)  specifically  related to a Mortgage Loan that was the subject of a Cash Liquidation or an REO Disposition prior to the related Prepayment Period that resulted in a Realized Loss.

         Subserviced Mortgage Loan:  Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

         Subservicer:  Any Person with whom the Master Servicer has entered into a Subservicing  Agreement and who generally  satisfied the  requirements  set forth in the Program Guide in respect of the  qualification of a Subservicer as of the date of its approval as a
Subservicer by the Master Servicer.

         Subservicer  Advance:  Any  delinquent  installment  of  principal  and  interest on a Mortgage  Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

         Subservicing Account:  An account established by a Subservicer in accordance with Section 3.08.

         Subservicing  Agreement:  The written  contract  between the Master  Servicer and any  Subservicer  relating to servicing  and administration  of certain Mortgage Loans as provided in Section 3.02,  generally in the form of the servicer  contract  referred to or contained in the Program  Guide or in such other form as has been  approved by the Master  Servicer  and the  Company.  With respect to
Additional  Collateral Loans subserviced by MLCC, the Subservicing  Agreement shall also include the Addendum and Assignment  Agreement and the Pledged Asset Mortgage  Servicing  Agreement.  With respect to any Pledged Asset Loan  subserviced  by GMAC Mortgage,  LLC, the
Addendum and  Assignment  Agreement,  dated as of November  24,  1998,  between the Master  Servicer  and GMAC  Mortgage,  LLC, as such agreement may be amended from time to time.

         Subservicing  Fee:  As to any  Mortgage  Loan,  the fee  payable  monthly to the  related  Subservicer  (or,  in the case of a
Nonsubserviced  Mortgage Loan, to the Master  Servicer) in respect of  subservicing  and other  compensation  that accrues at an annual rate equal to the excess of the Mortgage  Rate borne by the related  Mortgage  Note over the rate per annum  designated on the Mortgage
Loan Schedule as the "CURR NET" for such Mortgage Loan.

         Successor Master Servicer: As defined in Section 3.22.

         Surety:  Ambac, or its successors in interest, or such other surety as may be identified in the Series Supplement.

         Surety Bond:  The Limited  Purpose  Surety Bond (Policy No.  AB0039BE),  dated  February 28, 1996 in respect to Mortgage Loans originated by MLCC, or the Surety Bond (Policy No.  AB0240BE),  dated March 17, 1999 in respect to Mortgage  Loans  originated by Novus
Financial  Corporation,  in each case issued by Ambac for the benefit of certain  beneficiaries,  including the Trustee for the benefit of the Holders of the  Certificates,  but only to the extent that such Surety Bond  covers any  Additional  Collateral  Loans,  or such other Surety Bond as may be identified in the Series Supplement.

         Tax Returns:  The federal  income tax return on Internal  Revenue  Service Form 1066,  U.S.  Real Estate  Mortgage  Investment
Conduit Income Tax Return,  including Schedule Q thereto,  Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net
Loss  Allocation,  or any successor  forms,  to be filed on behalf of any REMIC formed under the Series  Supplement and under the REMIC
Provisions,  together  with  any  and  all  other  information,  reports  or  returns  that  may be  required  to be  furnished  to the
Certificateholders  or filed with the  Internal  Revenue  Service  or any other  governmental  taxing  authority  under any  applicable provisions of federal, state or local tax laws.

         Transaction Party:  As defined in Section 12.02(a).

         Transfer:  Any direct or  indirect  transfer,  sale,  pledge,  hypothecation  or other  form of  assignment  of any  Ownership
Interest in a Certificate.

         Transferee:  Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

         Transferor:  Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

         Trust Fund: The segregated  pool of assets  related to a Series,  with respect to which one or more REMIC  elections are to be made pursuant to this Agreement, consisting of:

(i)      the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

(ii)     all  payments on and  collections  in respect of the  Mortgage  Loans due after the Cut-off Date as shall be on deposit in the
         Custodial  Account or in the  Certificate  Account and identified as belonging to the Trust Fund,  including the proceeds from the  liquidation of Additional  Collateral for any  Additional  Collateral  Loan or Pledged Assets for any Pledged Asset Loan,
         but not including amounts on deposit in the Initial Monthly Payment Fund,

(iii)    property that secured a Mortgage Loan and that has been acquired for the benefit of the  Certificateholders  by foreclosure or deed in lieu of foreclosure,

(iv)     the hazard insurance  policies and Primary Insurance  Policies,  if any, the Pledged Assets with respect to each Pledged Asset
         Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to Section 2.01, and

(v)      all proceeds of clauses (i) through (iv) above.

         Trustee Information:  As specified in Section 12.05(a)(i)(A).

         Uninsured  Cause:  Any cause of damage to property  subject to a Mortgage such that the complete  restoration of such property is not fully reimbursable by the hazard insurance policies.

         United States Person or U.S.  Person:  (i) A citizen or resident of the United  States,  (ii) a  corporation,  partnership  or other entity treated as a corporation or  partnership  for United States federal income tax purposes  organized in or under the laws of the United  States or any state  thereof or the  District of  Columbia  (unless,  in the case of a  partnership,  Treasury  regulations provide  otherwise),  provided that, for purposes solely of the restrictions on the transfer of residual  interests,  no partnership or other entity  treated as a partnership  for United  States  federal  income tax purposes  shall be treated as a United States Person or
U.S. Person unless all persons that own an interest in such  partnership  either  directly or indirectly  through any chain of entities no one of which is a corporation  for United States federal income tax purposes are required by the applicable  operating  agreement to be United  States  Persons,  (iii) an estate the  income of which is  includible  in gross  income  for  United  States  tax  purposes, regardless  of its  source,  or (iv) a trust if a court  within the United  States is able to  exercise  primary  supervision  over the administration  of the trust and one or more United States  persons have authority to control all  substantial  decisions of the trust.
Notwithstanding  the preceding  sentence,  to the extent  provided in Treasury  regulations,  certain Trusts in existence on August 20,
1996,  and treated as United  States  persons prior to such date,  that elect to continue to be treated as United  States  persons will also be a U.S. Person.

         U.S.A.  Patriot Act: Uniting and  Strengthening  America by Providing  Appropriate  Tools to Intercept and Obstruct  Terrorism
Act of 2001, as amended.

         Voting Rights:  The portion of the voting rights of all of the Certificates  which is allocated to any  Certificate,  and more specifically designated in Article XI of the Series Supplement.

Section 1.02.     Use of Words and Phrases.

         "Herein," "hereby," "hereunder," `hereof,"  "hereinbefore,"  "hereinafter" and other equivalent words refer to the Pooling and
Servicing  Agreement as a whole. All references  herein to Articles,  Sections or Subsections  shall mean the  corresponding  Articles,
Sections and  Subsections in the Pooling and Servicing  Agreement.  The  definitions set forth herein include both the singular and the plural.

         References in the Pooling and Servicing  Agreement to "interest" on and  "principal"  of the Mortgage  Loans shall mean,  with respect to the Sharia Mortgage Loans, amounts in respect profit payments and acquisition payments, respectively.

ARTICLE II

                                                     CONVEYANCE OF MORTGAGE LOANS;

                                                   ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.     Conveyance of Mortgage Loans.

(a)      The Company,  concurrently  with the execution and delivery  hereof,  does hereby assign to the Trustee for the benefit of the
Certificateholders  without  recourse  all the right,  title and interest of the Company in and to the Mortgage  Loans,  including  all interest and principal  received on or with respect to the Mortgage  Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage  Loans in the month of the Cut-off Date).  In connection  with such transfer and  assignment,  the Company does  hereby  deliver to the  Trustee  the  Certificate  Policy (as  defined in the Series  Supplement),  if any for the benefit of the
Holders of the Insured Certificates (as defined in the Series Supplement).

(b)      In connection with such  assignment,  except as set forth in Section 2.01(c) and subject to Section 2.01(d) below, the Company does hereby (1) with respect to each Mortgage Loan (other than a Cooperative  Loan or a Sharia  Mortgage  Loan),  deliver to the Master
Servicer (or an Affiliate of the Master  Servicer)  each of the  documents or  instruments  described in clause  (I)(ii) below (and the
Master  Servicer  shall hold (or cause such  Affiliate to hold) such  documents or  instruments in trust for the use and benefit of all present and future  Certificateholders),  (2) with respect to each MOM Loan, deliver to and deposit with the Trustee,  or the Custodian on behalf of the Trustee,  the documents or instruments  described in clauses  (I)(i) and (v) below,  (3) with respect to each Mortgage
Loan that is not a MOM Loan but is  registered  on the MERS(R)System,  deliver to and deposit with the Trustee,  or to the Custodian on behalf of the  Trustee,  the  documents  or  instruments  described  in clauses  (I)(i),  (iv) and (v) below,  (4) with respect to each
Mortgage  Loan that is not a MOM Loan and is not  registered on the MERS(R)System,  deliver to and deposit with the Trustee,  or to the
Custodian on behalf of the Trustee, the documents or instruments  described in clauses (I)(i),  (iii), (iv) and (v) below, and (5) with respect to each  Cooperative Loan and Sharia Mortgage Loan,  deliver to and deposit with the Trustee,  or to the Custodian on behalf of the Trustee, the documents and instruments described in clause (II) and clause (III) below:

         (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan or a Sharia Mortgage Loan):

(i)                        The original Mortgage Note,  endorsed without recourse in blank or to the order of the Trustee,  and showing an unbroken chain of endorsements  from the originator  thereof to the Person endorsing it to the Trustee,  or with respect to any Destroyed  Mortgage Note, an original lost note affidavit from the related Seller or Residential  Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii)     The original Mortgage,  noting the presence of the MIN of the Mortgage Loan and language  indicating that the Mortgage Loan is a MOM Loan if the Mortgage  Loan is a MOM Loan,  with evidence of recording  indicated  thereon or a copy of the Mortgage with evidence of recording indicated thereon;

(iii)    The  original  Assignment  of the  Mortgage to the Trustee  with  evidence of  recording  indicated  thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv)     The original  recorded  assignment  or  assignments  of the Mortgage  showing an unbroken  chain of title from the  originator thereof to the Person  assigning it to the Trustee (or to MERS,  if the Mortgage  Loan is  registered  on the MERS(R)System and noting the presence of a MIN) with evidence of recordation  noted thereon or attached  thereto,  or a copy of such  assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

(v)      The original of each modification,  assumption  agreement or preferred loan agreement,  if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement

         (II) with respect to each Cooperative Loan so assigned:

(i)      The  original  Mortgage  Note,  endorsed  without  recourse  to the order of the  Trustee  and  showing an  unbroken  chain of endorsements  from the  originator  thereof  to the Person  endorsing  it to the  Trustee,  or with  respect to any  Destroyed
         Mortgage  Note, an original lost note  affidavit  from the related  Seller or  Residential  Funding  stating that the original
         Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii)     A counterpart  of the  Cooperative  Lease and the Assignment of Proprietary  Lease to the originator of the  Cooperative  Loan with  intervening  assignments  showing an  unbroken  chain of title  from such  originator  to the  Trustee or a copy of such
         Cooperative Lease and Assignment of Proprietary Lease and copies of such intervening assignments;

(iii)    The  related  Cooperative  Stock  Certificate,  representing  the  related  Cooperative  Stock  pledged  with  respect to such
         Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank or copies thereof;

(iv)     The  original  recognition  agreement  by the  Cooperative  of the  interests  of the  mortgagee  with  respect to the related
         Cooperative Loan or a copy thereof;

(v)      The Security Agreement or a copy thereof;

(vi)     Copies  of the  original  UCC-1  financing  statement,  and any  continuation  statements,  filed  by the  originator  of such
         Cooperative Loan as secured party,  each with evidence of recording  thereof,  evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(vii)    Copies of the filed UCC-3  assignments of the security  interest  referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee,  each with evidence of recording thereof,  evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(viii)   An executed  assignment of the interest of the originator in the Security  Agreement,  Assignment of Proprietary Lease and the
         recognition  agreement  referenced  in clause  (iv)  above,  showing an  unbroken  chain of title from the  originator  to the
         Trustee, or a copy thereof;

(ix)     The original of each  modification,  assumption  agreement or preferred loan agreement,  if any,  relating to such Cooperative
         Loan or a copy of each modification, assumption agreement or preferred loan agreement; and

(x)      A duly  completed  UCC-1  financing  statement  showing the Master  Servicer as debtor,  the Company as secured  party and the
         Trustee as assignee and a duly completed  UCC-1 financing  statement  showing the Company as debtor and the Trustee as secured party,  each in a form  sufficient  for filing,  evidencing  the interest of such debtors in the  Cooperative  Loans or copies thereof;

         (III) with respect to each Sharia Mortgage Loan so assigned:

                  (i)      The  original  Obligation  to Pay,  endorsed  without  recourse  in blank or to the order of the Trustee and showing an unbroken chain of  endorsements  from the  originator  thereof to the Person  endorsing it to the Trustee,  or with respect to any Destroyed  Obligation to Pay, an original  affidavit  from the related Seller or  Residential  Funding  stating that the original Obligation to Pay was lost, misplaced or destroyed, together with a copy of the related Obligation to Pay;

                  (ii)     The original Sharia Mortgage Loan Security  Instrument,  with evidence of recording  indicated  thereon or a copy of the Sharia Mortgage Loan Security Instrument with evidence of recording indicated thereon;

                  (iii)    An original  Assignment  and  Amendment of Security  Instrument,  assigned to the Trustee  with  evidence of recording  indicated  thereon or a copy of such  Assignment  and Amendment of Security  Instrument  with evidence of recording indicated thereon;

                  (iv)     The original recorded  assignment or assignments of the Sharia Mortgage Loan Security  Instrument showing an unbroken  chain of title from the  originator  thereof to the Person  assigning it to the Trustee with evidence of recordation noted  thereon or  attached  thereto,  or a copy of such  assignment  or  assignments  of the Sharia  Mortgage  Loan  Security
         Instrument with evidence of recording indicated thereon;

                  (v)      The original  Sharia Mortgage Loan  Co-Ownership  Agreement with respect to the related Sharia Mortgage Loan or a copy of such Sharia Mortgage Loan Co-Ownership Agreement; and

                  (vi)     The original of each modification or assumption agreement,  if any, relating to such Sharia Mortgage Loan or a copy of each modification or assumption agreement.

(c)      The Company may, in lieu of  delivering  the original of the documents  set forth in Sections  2.01(b)(I)(iii),  (iv) and (v),
Sections  (b)(II)(ii),  (iv), (vii), (ix) and (x) and Sections  2.01(b)(III)(ii),  (iii), (iv), (v) and (vi) (or copies thereof) to the
Trustee or to the Custodian on behalf of the Trustee,  deliver such  documents to the Master  Servicer,  and the Master  Servicer shall hold such  documents in trust for the use and benefit of all present and future  Certificateholders  until such time as is set forth in the next  sentence.  Within thirty  Business  Days  following the earlier of (i) the receipt of the original of all of the documents or instruments  set forth in  Sections  2.01(b)(I)(iii),  (iv) and (v),  Sections  (b)(II)(ii),  (iv),  (vii),  (ix) and (x) and  Sections
2.01(b)(III)(ii),  (iii),  (iv),  (v) and (vi) (or copies  thereof) for any Mortgage Loan and (ii) a written  request by the Trustee to deliver those  documents with respect to any or all of the Mortgage Loans then being held by the Master  Servicer,  the Master Servicer shall deliver a complete set of such documents to the Trustee or to the Custodian on behalf of the Trustee.

         The parties  hereto  agree that it is not intended  that any Mortgage  Loan be included in the Trust Fund that is either (i) a
"High-Cost  Home Loan" as defined in the New Jersey Home  Ownership Act effective  November 27, 2003,  (ii) a "High-Cost  Home Loan" as
defined in the New Mexico Home Loan  Protection  Act effective  January 1, 2004,  (iii) a "High Cost Home Mortgage  Loan" as defined in the  Massachusetts  Predatory  Home Loan  Practices  Act effective  November 7, 2004 or (iv) a "High-Cost  Home Loan" as defined in the
Indiana House Enrolled Act No. 1229, effective as of January 1, 2005.

(d)      Notwithstanding  the provisions of Section  2.01(c),  in connection  with any Mortgage Loan, if the Company cannot deliver the original of the  Mortgage,  any  assignment,  modification,  assumption  agreement  or  preferred  loan  agreement  (or copy thereof as permitted by Section  2.01(b))  with evidence of recording  thereon  concurrently  with the  execution  and delivery of this  Agreement because of (i) a delay caused by the public recording office where such Mortgage,  assignment,  modification,  assumption  agreement or preferred  loan  agreement  as the  case may be,  has been  delivered  for  recordation,  or (ii) a delay  in the  receipt  of  certain information  necessary to prepare the related assignments,  the Company shall deliver or cause to be delivered to the Trustee or to the
Custodian  on behalf of the  Trustee  a copy of such  Mortgage,  assignment,  modification,  assumption  agreement  or  preferred  loan agreement.

         The  Company  (i) shall  promptly  cause to be  recorded  in the  appropriate  public  office for real  property  records  the
Assignment  referred to in clause  (I)(iii) of Section  2.01(b),  except (a) in states where,  in the opinion of counsel  acceptable to the Trustee and the Master  Servicer,  such  recording is not required to protect the Trustee's  interests in the Mortgage Loan against the claim of any  subsequent  transferee or any successor to or creditor of the Company or the  originator of such Mortgage Loan or (b)
if MERS is  identified  on the  Mortgage or on a properly  recorded  assignment  of the Mortgage as the  mortgagee of record  solely as nominee for the Seller and its  successors  and assigns,  (ii) shall  promptly  cause to be filed the Form UCC-3  assignment  and UCC-1 financing  statement  referred to in clauses (II)(vii) and (x),  respectively,  of Section 2.01(b) and (iii) shall promptly cause to be recorded in the  appropriate  public  recording  office for real property  records the  Assignment  Agreement and Amendment of Security
Instrument  referred to in clause  (III)(iii) of Section  2.01(b).  If any Assignment,  Assignment  Agreement and Amendment of Security
Instrument,  Form UCC-3 or Form UCC-1, as applicable,  is lost or returned unrecorded to the Company because of any defect therein, the
Company shall prepare a substitute  Assignment,  Assignment Agreement and Amendment of Security  Instrument,  Form UCC-3 or Form UCC-1,
as applicable,  or cure such defect,  as the case may be, and cause such  Assignment or Assignment  Agreement and Amendment of Security
Instrument  to be recorded in  accordance  with this  paragraph.  The Company  shall  promptly  deliver or cause to be delivered to the applicable person described in Section 2.01(b), any Assignment,  substitute Assignment,  Assignment Agreement and Amendment of Security
Instrument or Form UCC-3 or Form UCC-1, as applicable,  (or copy thereof) recorded in connection with this paragraph,  with evidence of recording  indicated  thereon at the time specified in Section  2.01(c).  In connection  with its servicing of Cooperative  Loans,  the
Master  Servicer  will use its best  efforts to file  timely  continuation  statements  with  regard to each  financing  statement  and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

         If the Company  delivers to the Trustee or to the  Custodian on behalf of the Trustee any Mortgage  Note,  Obligation  to Pay,
Assignment  Agreement and Amendment of Security  Instrument or Assignment of Mortgage in blank,  the Company shall,  or shall cause the
Custodian  to,  complete the  endorsement  of the Mortgage  Note,  Obligation  to Pay,  Assignment  Agreement and Amendment of Security
Instrument  and  Assignment  of  Mortgage  in the name of the  Trustee in  conjunction  with the  Interim  Certification  issued by the
Custodian, as contemplated by Section 2.02.

         In connection  with the  assignment of any Mortgage Loan  registered on the MERS(R)System,  the Company  further agrees that it will cause,  at the  Company's  own expense,  within 30 Business  Days after the Closing  Date,  the MERS(R)System to indicate that such
Mortgage  Loans  have  been  assigned  by the  Company  to the  Trustee  in  accordance  with this  Agreement  for the  benefit  of the
Certificateholders  by including (or deleting,  in the case of Mortgage Loans which are  repurchased in accordance with this Agreement)
in such  computer  files (a) the code in the field which  identifies  the  specific  Trustee and (b) the code in the field "Pool Field"
which  identifies the series of the  Certificates  issued in connection  with such Mortgage  Loans.  The Company further agrees that it will not, and will not permit the Master Servicer to, and the Master  Servicer  agrees that it will not, alter the codes  referenced in this paragraph  with respect to any Mortgage Loan during the term of this Agreement  unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

(e)      Residential  Funding  hereby  assigns to the Trustee its  security  interest in and to any  Additional  Collateral  or Pledged
Assets,  its right to receive  amounts due or to become due in respect of any Additional  Collateral or Pledged Assets  pursuant to the related  Subservicing  Agreement and its rights as  beneficiary  under the Surety Bond in respect of any Additional  Collateral  Loans.
With respect to any Additional  Collateral Loan or Pledged Asset Loan,  Residential  Funding shall cause to be filed in the appropriate recording  office a UCC-3  statement  giving  notice of the  assignment  of the related  security  interest to the Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

(f)      It is intended that the  conveyance  by the Company to the Trustee of the Mortgage  Loans as provided for in this Section 2.01 be and the Uncertificated  REMIC Regular Interests,  if any (as provided for in Section 2.06), be construed as a sale by the Company to the Trustee of the Mortgage Loans and any Uncertificated  REMIC Regular Interests for the benefit of the  Certificateholders.  Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans and any  Uncertificated  REMIC Regular Interests
by the Company to the Trustee to secure a debt or other  obligation of the Company.  Nonetheless,  (a) this Agreement is intended to be and hereby is a security  agreement  within the meaning of  Articles 8 and 9 of the New York  Uniform  Commercial  Code and the Uniform
Commercial  Code of any other  applicable  jurisdiction;  (b) the  conveyance  provided  for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the  Company to the Trustee of a security  interest in all of the  Company's  right  (including  the power to convey  title  thereto),  title and  interest,  whether now owned or  hereafter  acquired,  in and to any and all general  intangibles, payment  intangibles,  accounts,  chattel paper,  instruments,  documents,  money,  deposit accounts,  certificates of deposit,  goods, letters of credit,  advices of credit and  investment  property  and other  property of whatever  kind or  description  now existing or hereafter  acquired  consisting  of,  arising from or relating to any of the  following:  (A) the Mortgage  Loans,  including  (i) with respect to each Cooperative Loan, the related Mortgage Note,  Security  Agreement,  Assignment of Proprietary Lease,  Cooperative Stock
Certificate  and  Cooperative  Lease,  (ii) with respect to each Sharia  Mortgage  Loan,  the related  Sharia  Mortgage  Loan  Security
Instrument,  Sharia  Mortgage  Loan  Co-Ownership  Agreement,  Obligation  to Pay and  Assignment  Agreement  and Amendment of Security
Instrument,  (iii) with respect to each Mortgage Loan other than a Cooperative  Loan or a Sharia  Mortgage Loan,  the related  Mortgage
Note and Mortgage,  and (iv) any insurance  policies and all other  documents in the related  Mortgage  File,  (B) all amounts  payable pursuant to the Mortgage  Loans in accordance  with the terms  thereof,  (C) any  Uncertificated  REMIC  Regular  Interests and (D) all
proceeds of the  conversion,  voluntary  or  involuntary,  of the  foregoing  into cash,  instruments,  securities  or other  property, including  without  limitation  all amounts from time to time held or invested in the  Certificate  Account or the  Custodial  Account,
whether in the form of cash,  instruments,  securities  or other  property and (2) an  assignment  by the Company to the Trustee of any security  interest in any and all of Residential  Funding's right  (including the power to convey title  thereto),  title and interest, whether now owned or hereafter  acquired,  in and to the property  described in the foregoing clauses (1)(A),  (B), (C) and (D) granted by  Residential  Funding to the Company  pursuant to the  Assignment  Agreement;  (c) the  possession by the Trustee,  any Custodian on behalf of the Trustee or any other agent of the Trustee of Mortgage  Notes or such other items of property as  constitute  instruments, money, payment intangibles,  negotiable documents,  goods, deposit accounts, letters of credit, advices of credit, investment property, certificated  securities or chattel paper shall be deemed to be  "possession  by the secured  party," or possession by a purchaser or a person  designated  by such secured  party,  for  purposes of  perfecting  the  security  interest  pursuant to the  Minnesota  Uniform
Commercial Code and the Uniform  Commercial Code of any other  applicable  jurisdiction as in effect  (including,  without  limitation,
Sections  8-106,  9-313,  9-314 and 9-106  thereof);  and (d)  notifications  to persons  holding such property,  and  acknowledgments, receipts or  confirmations  from persons  holding such property,  shall be deemed  notifications  to, or  acknowledgments,  receipts or confirmations  from,  securities  intermediaries,  bailees or agents of, or persons  holding  for (as  applicable)  the Trustee for the purpose of perfecting such security interest under applicable law.

         The Company and, at the Company's  direction,  Residential  Funding and the Trustee shall, to the extent  consistent with this
Agreement,  take such  reasonable  actions as may be necessary to ensure that, if this Agreement  were  determined to create a security interest in the Mortgage Loans,  any  Uncertificated  REMIC Regular  Interests and the other property  described  above,  such security interest  would be determined to be a perfected  security  interest of first  priority  under  applicable law and will be maintained as such throughout the term of this  Agreement.  Without  limiting the generality of the foregoing,  the Company shall prepare and deliver to the  Trustee  not less than 15 days prior to any filing  date and,  the  Trustee  shall  forward  for  filing,  or shall cause to be forwarded  for filing,  at the expense of the Company,  all filings  necessary to maintain the  effectiveness  of any original  filings necessary under the Uniform  Commercial Code as in effect in any jurisdiction to perfect the Trustee's  security interest in or lien on the Mortgage Loans and any Uncertificated REMIC Regular Interests,  as evidenced by an Officers' Certificate of the Company,  including without  limitation  (x)  continuation  statements,  and (y) such other  statements  as may be  occasioned by (1) any change of name of
Residential  Funding,  the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's  name),  (2) any change of type or jurisdiction of  organization of Residential  Funding or the Company,  (3)
any  transfer of any  interest  of  Residential  Funding or the Company in any  Mortgage  Loan or (4) any  transfer of any  interest of
Residential Funding or the Company in any Uncertificated REMIC Regular Interest.

(g)      The Master  Servicer  hereby  acknowledges  the receipt by it of the Initial  Monthly  Payment Fund. The Master Servicer shall hold such Initial  Monthly  Payment Fund in the Custodial  Account and shall include such Initial Monthly Payment Fund in the Available
Distribution Amount for the initial  Distribution Date.  Notwithstanding  anything herein to the contrary,  the Initial Monthly Payment
Fund shall not be an asset of any REMIC.  To the extent that the Initial  Monthly  Payment Fund  constitutes a reserve fund for federal income tax  purposes,  (1) it shall be an outside  reserve fund and not an asset of any REMIC,  (2) it shall be owned by the Seller and
(3)  amounts  transferred  by any REMIC to the  Initial  Monthly  Payment  Fund shall be treated  as  transferred  to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

(h)      The Company agrees that the sale of each Pledged Asset Loan pursuant to this Agreement  will also  constitute the  assignment, sale, setting-over,  transfer and conveyance to the Trustee, without recourse (but subject to the Company's covenants,  representations and warranties  specifically  provided herein), of all of the Company's  obligations and all of the Company's right, title and interest in, to and under,  whether  now  existing  or  hereafter  acquired  as owner of the  Mortgage  Loan with  respect to any and all money, securities,  security entitlements,  accounts,  general intangibles,  payment intangibles,  instruments,  documents,  deposit accounts, certificates  of deposit,  commodities  contracts,  and other  investment  property and other  property of whatever kind or description consisting of, arising from or related to (i) the Assigned Contracts,  (ii) all rights,  powers and remedies of the Company as owner of such Mortgage Loan under or in connection with the Assigned Contracts,  whether arising under the terms of such Assigned Contracts,  by statute,  at law or in equity,  or  otherwise  arising out of any default by the  Mortgagor  under or in  connection  with the Assigned
Contracts,  including all rights to exercise any election or option or to make any decision or  determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) the Pledged Amounts and all money, securities,  security entitlements,  accounts, general intangibles,  payment intangibles,  instruments,  documents, deposit accounts,  certificates of deposit, commodities contracts, and other  investment  property and other  property of whatever  kind or  description  and all cash and non-cash  proceeds of the sale, exchange,  or redemption of, and all stock or conversion  rights,  rights to subscribe,  liquidation  dividends or  preferences,  stock dividends,  rights to interest,  dividends,  earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that secures a Pledged Asset Loan,  (iv) all  documents,  books and records  concerning the foregoing  (including all computer programs,  tapes, disks and related items containing any such information) and (v) all insurance proceeds  (including proceeds from the Federal Deposit Insurance  Corporation or the Securities  Investor  Protection  Corporation or any other insurance company) of any of the  foregoing  or  replacements  thereof or  substitutions  therefor,  proceeds of proceeds  and the  conversion,  voluntary or involuntary,  of any thereof.  The foregoing  transfer,  sale,  assignment  and  conveyance  does not constitute and is not intended to result in the creation,  or an assumption by the Trustee,  of any obligation of the Company, or any other person in connection with the
Pledged Assets or under any agreement or instrument  relating thereto,  including any obligation to the Mortgagor,  other than as owner of the Mortgage Loan.

Section 2.02.     Acceptance by Trustee.

         The Trustee acknowledges  receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement,  and based solely upon a receipt or certification  executed by the Custodian,  receipt by the respective Custodian as the duly appointed agent of the Trustee)
of the  documents  required to be delivered to the Trustee (or the  Custodian  on behalf of the  Trustee)  pursuant to Section  2.01(b)
above  (except that for purposes of such  acknowledgement  only, a Mortgage Note may be endorsed in blank) and declares that it, or the
Custodian  as its  agent,  holds and will hold such  documents  and the other  documents  constituting  a part of the  Custodial  Files delivered to it, or a Custodian as its agent,  and the rights of  Residential  Funding with respect to any Pledged  Assets,  Additional
Collateral  and the Surety Bond  assigned to the Trustee  pursuant to Section 2.01, in trust for the use and benefit of all present and future  Certificateholders.  The Trustee or Custodian (the Custodian being so obligated under a Custodial  Agreement)  agrees,  for the benefit of  Certificateholders,  to review each  Custodial  File  delivered to it pursuant to Section  2.01(b) within 45 days after the
Closing  Date to  ascertain  that all  required  documents  (specifically  as set forth in Section  2.01(b)),  have been  executed  and received,  and that such documents  relate to the Mortgage Loans identified on the Mortgage Loan Schedule,  as supplemented,  that have been  conveyed  to it, and to deliver to the Trustee a  certificate  (the  "Interim  Certification")  to the effect that all  documents required to be delivered  pursuant to Section  2.01(b)  above have been  executed and  received and that such  documents  relate to the
Mortgage  Loans  identified  on the Mortgage Loan  Schedule,  except for any  exceptions  listed on Schedule A attached to such Interim
Certification.  Upon delivery of the Custodial  Files by the Company or the Master  Servicer,  the Trustee  shall  acknowledge  receipt
(or, with respect to Mortgage  Loans subject to a Custodial  Agreement,  and based solely upon a receipt or  certification  executed by the  Custodian,  receipt by the  respective  Custodian  as the duly  appointed  agent of the Trustee) of the  documents  referred to in
Section 2.01(c) above.

         If the  Custodian,  as the Trustee's  agent,  finds any document or documents  constituting  a part of a Custodial  File to be missing or  defective,  the  Trustee  shall  promptly so notify the Master  Servicer  and the  Company.  Pursuant to Section 2.3 of the
Custodial  Agreement,  the Custodian will notify the Master Servicer,  the Company and the Trustee of any such omission or defect found by it in respect of any  Custodial  File held by it in respect of the items  reviewed  by it pursuant to the  Custodial  Agreement.  If such omission or defect  materially and adversely affects the interests of the  Certificateholders,  the Master Servicer shall promptly notify  Residential  Funding of such  omission or defect and  request  Residential  Funding to correct or cure such  omission or defect within 60 days from the date the Master  Servicer was notified of such omission or defect and, if Residential  Funding does not correct or cure such omission or defect within such period,  require  Residential Funding to purchase such Mortgage Loan from the Trust Fund at its Purchase  Price,  within 90 days from the date the Master  Servicer was notified of such  omission or defect;  provided that if the omission or defect  would cause the  Mortgage  Loan to be other than a "qualified  mortgage"  as defined in Section  860G(a)(3)  of the
Code,  any such cure or  repurchase  must occur within 90 days from the date such breach was  discovered.  The  Purchase  Price for any such Mortgage Loan shall be deposited by the Master  Servicer in the Custodial  Account  maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written  notification of such deposit signed by a Servicing  Officer,  the Master Servicer,  the Trustee
or the  Custodian,  as the case may be, shall release the contents of any related  Mortgage File in its possession to the owner of such
Mortgage  Loan (or such  owners'  designee)  and the Trustee  shall  execute and deliver  such  instruments  of transfer or  assignment prepared by the Master Servicer,  in each case without recourse,  as shall be necessary to vest in Residential  Funding or its designee any Mortgage  Loan released  pursuant  hereto and  thereafter  such Mortgage Loan shall not be part of the Trust Fund. It is understood and agreed that the  obligation  of  Residential  Funding to so cure or purchase any  Mortgage  Loan as to which a material and adverse defect in or omission of a constituent  document exists shall constitute the sole remedy  respecting such defect or omission  available to Certificateholders or the Trustee on behalf of the Certificateholders.

Section 2.03.     Representations, Warranties and Covenants
                           of the Master Servicer and the Company.

(a)      The Master Servicer  hereby  represents and warrants to the Trustee for the benefit of the  Certificateholders  that as of the
Closing Date:

(i)      The Master  Servicer is a limited  liability  company duly  organized,  validly  existing and in good standing  under the laws governing  its creation  and  existence  and is or will be in  compliance  with the laws of each state in which any  Mortgaged
         Property is located to the extent  necessary to ensure the  enforceability  of each Mortgage Loan in accordance with the terms of this Agreement;

(ii)     The execution and delivery of this  Agreement by the Master  Servicer and its  performance  and  compliance  with the terms of this  Agreement will not violate the Master  Servicer's  Certificate of Formation or Limited  Liability  Company  Agreement or
         constitute  a material  default  (or an event  which,  with  notice or lapse of time,  or both,  would  constitute  a material default)  under,  or result in the material  breach of, any material  contract,  agreement  or other  instrument  to which the
         Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii)    This  Agreement,  assuming due  authorization,  execution  and delivery by the Trustee and the Company,  constitutes  a valid, legal and binding  obligation of the Master  Servicer,  enforceable  against it in accordance with the terms hereof subject to applicable bankruptcy,  insolvency,  reorganization,  moratorium and other laws affecting the enforcement of creditors' rights generally  and to general  principles  of equity,  regardless  of whether such  enforcement  is  considered in a proceeding in equity or at law;

(iv)     The Master  Servicer is not in default with respect to any order or decree of any court or any order,  regulation or demand of any federal,  state,  municipal or  governmental  agency,  which default might have  consequences  that would  materially  and adversely  affect the condition  (financial or other) or  operations  of the Master  Servicer or its  properties or might have consequences that would materially adversely affect its performance hereunder;

(v)      No litigation is pending or, to the best of the Master  Servicer's  knowledge,  threatened  against the Master  Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi)     The Master Servicer will comply in all material  respects in the  performance of this Agreement with all reasonable  rules and requirements of each insurer under each Required Insurance Policy;

(vii)    No information,  certificate of an officer,  statement furnished in writing or report delivered to the Company,  any Affiliate of the Company or the  Trustee by the Master  Servicer  will,  to the  knowledge  of the Master  Servicer,  contain any untrue statement of a material fact or omit a material fact necessary to make the information,  certificate,  statement or report not misleading;

(viii)   The Master Servicer has examined each existing,  and will examine each new, Subservicing  Agreement and is or will be familiar with the terms thereof. The terms of each existing  Subservicing  Agreement and each designated  Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02; and

(ix)     The  Master  Servicer  is a member of MERS in good  standing,  and will  comply in all  material  respects  with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

It is understood and agreed that the  representations  and warranties set forth in this Section  2.03(a) shall survive  delivery of the respective Custodial Files to the Trustee or the Custodian.

         Upon discovery by either the Company,  the Master Servicer,  the Trustee or the Custodian of a breach of any representation or warranty set forth in this Section  2.03(a) which  materially  and adversely  affects the  interests of the  Certificateholders  in any
Mortgage  Loan,  the party  discovering  such breach shall give prompt  written  notice to the other  parties (the  Custodian  being so obligated under a Custodial  Agreement).  Within 90 days of its discovery or its receipt of notice of such breach,  the Master Servicer shall  either (i) cure such breach in all material  respects or (ii) to the extent that such breach is with respect to a Mortgage  Loan or a related  document,  purchase such  Mortgage Loan from the Trust Fund at the Purchase  Price and in the manner set forth in Section
2.02;  provided  that if the  omission or defect would cause the  Mortgage  Loan to be other than a "qualified  mortgage" as defined in
Section  860G(a)(3) of the Code, any such cure or repurchase  must occur within 90 days from the date such breach was  discovered.  The obligation  of the Master  Servicer  to cure such breach or to so  purchase  such  Mortgage  Loan shall  constitute  the sole remedy in respect of a breach of a  representation  and warranty set forth in this Section  2.03(a)  available to the  Certificateholders  or the
Trustee on behalf of the Certificateholders.

(b)      Representations and warranties relating to the Mortgage Loans are set forth in Section 2.03(b) of the Series Supplement.

Section 2.04.     Representations and Warranties of Residential Funding.

         The  Company,  as assignee of  Residential  Funding  under the  Assignment  Agreement,  hereby  assigns to the Trustee for the benefit of  Certificateholders  all of its right,  title and interest in respect of the Assignment  Agreement  applicable to a Mortgage
Loan.  Insofar as the Assignment  Agreement  relates to the  representations  and warranties made by Residential  Funding in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such  representations  and warranties,  such right, title and interest  may be  enforced  by the Master  Servicer on behalf of the Trustee  and the  Certificateholders.  Upon the  discovery  by the
Company,  the Master  Servicer,  the Trustee or the  Custodian of a breach of any of the  representations  and  warranties  made in the
Assignment  Agreement  (which,  for purposes hereof,  will be deemed to include any other cause giving rise to a repurchase  obligation under the  Assignment  Agreement)  in respect of any  Mortgage  Loan which  materially  and  adversely  affects  the  interests  of the
Certificateholders  in such Mortgage  Loan,  the party  discovering  such breach shall give prompt  written notice to the other parties
(the Custodian being so obligated under a Custodial  Agreement).  The Master Servicer shall promptly notify Residential Funding of such breach and request  that  Residential  Funding  either (i) cure such breach in all material  respects  within 90 days from the date the
Master  Servicer was notified of such breach or (ii) purchase  such Mortgage Loan from the Trust Fund at the Purchase  Price and in the manner set forth in Section  2.02;  provided  that  Residential  Funding  shall have the option to  substitute  a Qualified  Substitute
Mortgage Loan or Loans for such Mortgage Loan if such  substitution  occurs within two years following the Closing Date;  provided that if the breach would cause the Mortgage Loan to be other than a "qualified  mortgage" as defined in Section  860G(a)(3) of the Code, any such  cure,  repurchase  or  substitution  must  occur  within  90 days from the date the  breach  was  discovered.  If a breach of the
Compliance  With Laws  Representation  has given rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to Section
4 of the Assignment  Agreement,  then the Master Servicer shall request that  Residential  Funding pay to the Trust Fund,  concurrently with and in addition to the remedies  provided in the preceding  sentence,  an amount equal to any  liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the Trust Fund, and that directly  resulted from such breach, or if incurred and paid by the Trust Fund  thereafter,  concurrently  with such  payment.  In the event that  Residential  Funding  elects to substitute a
Qualified  Substitute  Mortgage Loan or Loans for a Deleted  Mortgage Loan  pursuant to this Section  2.04,  Residential  Funding shall deliver to the Trustee or the Custodian for the benefit of the  Certificateholders  with respect to such Qualified  Substitute Mortgage
Loan or Loans,  the original  Mortgage Note, the Mortgage,  an Assignment of the Mortgage in recordable  form, if required  pursuant to
Section 2.01, and such other  documents and agreements as are required by Section 2.01,  with the Mortgage Note endorsed as required by
Section 2.01. No substitution  will be made in any calendar month after the  Determination  Date for such month.  Monthly  Payments due with  respect to  Qualified  Substitute  Mortgage  Loans in the month of  substitution  shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential  Funding on the next succeeding  Distribution  Date.
For the month of  substitution,  distributions  to the  Certificateholders  will include the Monthly Payment due on a Deleted  Mortgage
Loan for such month and  thereafter  Residential  Funding  shall be entitled to retain all amounts  received in respect of such Deleted
Mortgage Loan. The Master  Servicer  shall amend or cause to be amended the Mortgage Loan Schedule,  and, if the Deleted  Mortgage Loan
was a Discount Mortgage Loan, the Schedule of Discount Fractions,  for the benefit of the  Certificateholders to reflect the removal of such Deleted  Mortgage Loan and the  substitution  of the Qualified  Substitute  Mortgage Loan or Loans and the Master  Servicer  shall deliver the amended  Mortgage Loan Schedule,  and, if the Deleted  Mortgage Loan was a Discount  Mortgage Loan, the amended Schedule of
Discount Fractions,  to the Trustee.  Upon such substitution,  the Qualified  Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related  Subservicing  Agreement in all respects,  Residential Funding shall be deemed to have made the representations and warranties with respect to the Qualified  Substitute  Mortgage Loan contained in the related Assignment  Agreement, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified  Substitute  Mortgage Loan or Loans,
as of the date of substitution,  the covenants,  representations  and warranties set forth in this Section 2.04, in Section 2.03 hereof and in Section 4 of the  Assignment  Agreement,  and the Master  Servicer  shall be  obligated  to  repurchase  or  substitute  for any
Qualified  Substitute  Mortgage Loan as to which a Repurchase Event (as defined in the Assignment  Agreement) has occurred  pursuant to
Section 4 of the Assignment Agreement.

         In connection  with the  substitution  of one or more Qualified  Substitute  Mortgage  Loans for one or more Deleted  Mortgage
Loans,  the Master  Servicer  will  determine  the  amount  (if any) by which the  aggregate  principal  balance of all such  Qualified
Substitute  Mortgage  Loans as of the date of  substitution  is less than the aggregate  Stated  Principal  Balance of all such Deleted
Mortgage Loans (in each case after  application of the principal  portion of the Monthly Payments due in the month of substitution that are to be distributed to the  Certificateholders  in the month of substitution).  Residential  Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution,  without any reimbursement  therefor.  Residential  Funding shall give notice in writing to the Trustee of such event,  which notice shall be  accompanied by an Officers'  Certificate as to the  calculation of such shortfall and (subject to Section  10.01(f)) by an Opinion of Counsel to the effect that such  substitution  will not cause (a)
any federal tax to be imposed on the Trust Fund,  including without  limitation,  any federal tax imposed on "prohibited  transactions"
under Section  860F(a)(1)  of the Code or on  "contributions  after the startup  date" under Section  860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any Certificate is outstanding.

         It is understood  and agreed that the  obligation  of  Residential  Funding to cure such breach or purchase,  or to substitute for, a Mortgage Loan as to which such a breach has occurred and is continuing  and to make any additional  payments  required under the
Assignment  Agreement  in  connection  with a breach of the  Compliance  With Laws  Representation  shall  constitute  the sole  remedy respecting such breach available to the  Certificateholders or the Trustee on behalf of  Certificateholders.  If the Master Servicer is
Residential  Funding,  then the Trustee  shall also have the right to give the  notification  and require the purchase or  substitution provided  for in the second  preceding  paragraph in the event of such a breach of a  representation  or warranty  made by  Residential
Funding in the  Assignment  Agreement.  In connection  with the purchase of or  substitution  for any such Mortgage Loan by Residential
Funding,  the Trustee shall assign to Residential  Funding all of the Trustee's right,  title and interest in respect of the Assignment
Agreement applicable to such Mortgage Loan.

Section 2.05.     Execution and Authentication of Certificates/Issuance of Certificates Evidencing Interests in REMIC I Certificates.

                  As provided in Section 2.05 of the Series Supplement.

Section 2.06.     Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

                  As provided in Section 2.06 of the Series Supplement.

Section 2.07.     Issuance of Certificates Evidencing Interests in REMIC II.

                  As provided in Section 2.07 of the Series Supplement.

Section 2.08.     Purposes and Powers of the Trust.

         The purpose of the trust, as created hereunder, is to engage in the following activities:

(a)      to sell the Certificates to the Company in exchange for the Mortgage Loans;

(b)      to enter into and perform its obligations under this Agreement;

(c)      to engage in those  activities  that are  necessary,  suitable or  convenient to  accomplish  the foregoing or are  incidental thereto or connected therewith; and

(d)      subject  to  compliance  with this  Agreement,  to engage in such other  activities  as may be  required  in  connection  with conservation of the Trust Fund and the making of distributions to the Certificateholders.

                  The trust is hereby  authorized  to engage in the foregoing  activities.  Notwithstanding  the  provisions of Section
11.01,  the trust shall not engage in any activity other than in connection  with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding,  and this Section 2.08 may not be amended,  without the consent of the Certificateholders evidencing a majority of the aggregate Voting Rights of the Certificates.

ARTICLE III

                                                     ADMINISTRATION AND SERVICING
                                                           OF MORTGAGE LOANS

Section 3.01.     Master Servicer to Act as Servicer.

(a)      The Master  Servicer shall service and  administer  the Mortgage Loans in accordance  with the terms of this Agreement and the respective  Mortgage Loans and shall have full power and authority,  acting alone or through  Subservicers as provided in Section 3.02, to do any and all things which it may deem  necessary or  desirable in  connection  with such  servicing  and  administration.  Without limiting the generality of the  foregoing,  the Master  Servicer in its own name or in the name of a Subservicer  is hereby  authorized and empowered by the Trustee when the Master  Servicer or the  Subservicer,  as the case may be,  believes it  appropriate  in its best judgment,  to execute and deliver,  on behalf of the  Certificateholders  and the Trustee or any of them,  any and all  instruments  of satisfaction  or  cancellation,  or of partial or full release or discharge,  or of consent to assumption or modification in connection with a proposed  conveyance,  or of assignment of any Mortgage and Mortgage Note in connection  with the  repurchase of a Mortgage Loan and all other comparable  instruments,  or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage,  the  subordination  of the lien of the Mortgage in favor of a public utility  company or government  agency or unit with powers of eminent  domain,  the taking of a deed in lieu of  foreclosure,  the  commencement,  prosecution or completion of judicial or non-judicial  foreclosure,  the conveyance of a Mortgaged Property to the related Insurer,  the acquisition of any property acquired by foreclosure or deed in lieu of  foreclosure,  or the  management,  marketing and conveyance of any property  acquired by foreclosure or deed in lieu of  foreclosure  with respect to the Mortgage  Loans and with respect to the  Mortgaged  Properties.  The Master  Servicer further is authorized  and empowered by the Trustee,  on behalf of the  Certificateholders  and the Trustee,  in its own name or in the name of the  Subservicer,  when the Master  Servicer  or the  Subservicer,  as the case may be,  believes  it  appropriate  in its best judgment to register any Mortgage  Loan on the MERS(R)System,  or cause the removal from the  registration  of any Mortgage Loan on the
MERS(R)System, to execute and deliver,  on behalf of the Trustee and the  Certificateholders  or any of them, any and all instruments of assignment and other comparable  instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS,  solely as nominee for the Trustee and its  successors  and assigns.  Any expenses  incurred in  connection  with the actions  described in the preceding  sentence  shall be borne by the  Master  Servicer  in  accordance  with  Section  3.16(c),  with no right of  reimbursement;
provided,  that if, as a result of MERS discontinuing or becoming unable to continue  operations in connection with the MERS System, it becomes  necessary to remove any Mortgage Loan from  registration  on the MERS System and to arrange for the  assignment of the related
Mortgages to the Trustee,  then any related  expenses shall be  reimbursable  to the Master  Servicer.  Notwithstanding  the foregoing, subject to Section  3.07(a),  the Master Servicer shall not permit any  modification  with respect to any Mortgage Loan that would both constitute  a sale or exchange of such  Mortgage  Loan within the meaning of Section  1001 of the Code and any  proposed,  temporary or final  regulations  promulgated  thereunder  (other than in connection  with a proposed  conveyance or assumption of such Mortgage Loan that is treated as a Principal  Prepayment  in Full  pursuant to Section  3.13(d)  hereof) and cause any REMIC  formed under the Series
Supplement  to fail to qualify as a REMIC under the Code.  The Trustee  shall  furnish the Master  Servicer with any powers of attorney and other documents  necessary or appropriate to enable the Master  Servicer to service and administer the Mortgage Loans.  The Trustee shall not be liable for any action taken by the Master  Servicer or any Subservicer  pursuant to such powers of attorney.  In servicing and  administering  any  Nonsubserviced  Mortgage Loan, the Master Servicer shall, to the extent not inconsistent  with this Agreement, comply  with the  Program  Guide as if it were  the  originator  of such  Mortgage  Loan and had  retained  the  servicing  rights  and obligations in respect  thereof.  In connection  with  servicing and  administering  the Mortgage  Loans,  the Master  Servicer and any
Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage  services that are not customarily  provided by servicers of mortgage  loans,  and shall be entitled to reasonable  compensation  therefor in accordance  with Section 3.10 and (ii)
may, at its own  discretion  and on behalf of the Trustee,  obtain  credit  information  in the form of a "credit  score" from a credit repository.

(b)      All costs incurred by the Master  Servicer or by  Subservicers in effecting the timely payment of taxes and assessments on the properties  subject to the Mortgage Loans shall not, for the purpose of calculating  monthly  distributions to the  Certificateholders, be added to the amount owing under the related  Mortgage  Loans,  notwithstanding  that the terms of such Mortgage Loan so permit,  and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(c)      The Master  Servicer  may enter into one or more  agreements  in  connection  with the offering of  pass-through  certificates evidencing  interests in one or more of the  Certificates  providing for the payment by the Master Servicer of amounts  received by the
Master  Servicer as servicing  compensation  hereunder and required to cover  certain  Prepayment  Interest  Shortfalls on the Mortgage
Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

Section 3.02.     Subservicing  Agreements  Between  Master  Servicer and  Subservicers;  Enforcement  of  Subservicers'  and Sellers'
                           Obligations.

(a)      The Master  Servicer may continue in effect  Subservicing  Agreements  entered into by  Residential  Funding and  Subservicers prior to the execution and delivery of this  Agreement,  and may enter into new  Subservicing  Agreements  with  Subservicers,  for the servicing and  administration  of all or some of the Mortgage Loans.  Each  Subservicer of a Mortgage Loan shall be entitled to receive and retain,  as provided in the related  Subservicing  Agreement and in Section  3.07,  the related  Subservicing  Fee from payments of interest  received on such  Mortgage  Loan after  payment of all amounts  required to be remitted to the Master  Servicer in respect of such Mortgage Loan.  For any Mortgage Loan that is a  Nonsubserviced  Mortgage  Loan, the Master  Servicer shall be entitled to receive and retain an amount equal to the  Subservicing Fee from payments of interest.  Unless the context  otherwise  requires,  references in this Agreement to actions taken or to be taken by the Master  Servicer in servicing the Mortgage  Loans include  actions taken or to be taken by a Subservicer  on behalf of the Master  Servicer.  Each  Subservicing  Agreement will be upon such terms and conditions as are generally  required or permitted by the Program Guide and are not  inconsistent  with this Agreement and as the Master Servicer and the
Subservicer  have agreed.  A  representative  form of Subservicing  Agreement is attached hereto as Exhibit E. With the approval of the
Master  Servicer,  a Subservicer may delegate its servicing  obligations to third-party  servicers,  but such  Subservicer  will remain obligated under the related  Subservicing  Agreement.  The Master  Servicer and a Subservicer  may enter into  amendments  thereto or a different  form of  Subservicing  Agreement,  and the form  referred  to or  included  in the  Program  Guide is  merely  provided  for information  and shall not be deemed to limit in any respect the  discretion of the Master  Servicer to modify or enter into  different
Subservicing  Agreements;  provided,  however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would  materially and adversely  affect the interests of the
Certificateholders.  The  Program  Guide and any other  Subservicing  Agreement  entered  into  between  the  Master  Servicer  and any
Subservicer  shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit  Repositories in a timely manner.

(b)      As  part  of  its  servicing  activities   hereunder,   the  Master  Servicer,   for  the  benefit  of  the  Trustee  and  the
Certificateholders,  shall  use its best  reasonable  efforts  to  enforce  the  obligations  of each  Subservicer  under  the  related
Subservicing  Agreement  and of each Seller  under the related  Seller's  Agreement  insofar as the  Company's  rights with  respect to
Seller's obligation has been assigned to the Trustee hereunder,  to the extent that the non-performance of any such Seller's obligation would have a material and adverse  effect on a Mortgage  Loan,  including,  without  limitation,  the obligation to purchase a Mortgage
Loan on account of defective  documentation,  as described in Section 2.02, or on account of a breach of a representation  or warranty, as described in Section 2.04.  Such  enforcement,  including,  without  limitation,  the legal  prosecution  of claims,  termination of
Subservicing Agreements or Seller's Agreements,  as appropriate,  and the pursuit of other appropriate remedies,  shall be in such form and carried out to such an extent and at such time as the Master  Servicer would employ in its good faith  business  judgment and which are normal and usual in its general  mortgage  servicing  activities.  The Master  Servicer shall pay the costs of such  enforcement at its own expense,  and shall be reimbursed  therefor only (i) from a general recovery  resulting from such enforcement to the extent, if any, that such  recovery  exceeds all amounts due in respect of the related  Mortgage  Loan or (ii) from a specific  recovery of costs, expenses or attorneys  fees against the party  against whom such  enforcement  is directed.  For purposes of  clarification  only,  the parties  agree that the  foregoing is not  intended to, and does not,  limit the ability of the Master  Servicer to be  reimbursed  for expenses that are incurred in connection with the enforcement of a Seller's  obligations  (insofar as the Company's rights with respect to such Seller's obligations have been assigned to the Trustee hereunder) and are reimbursable pursuant to Section 3.10(a)(viii).

Section 3.03.     Successor Subservicers.

         The Master  Servicer shall be entitled to terminate any  Subservicing  Agreement  that may exist in accordance  with the terms and conditions of such Subservicing  Agreement and without any limitation by virtue of this Agreement;  provided,  however, that in the event of termination of any Subservicing  Agreement by the Master Servicer or the Subservicer,  the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing  Agreement with a successor  Subservicer  which will be bound by the terms of the related  Subservicing  Agreement.  If the Master  Servicer or any Affiliate of  Residential  Funding acts as servicer,  it will not assume liability for the  representations  and warranties of the Subservicer which it replaces.  If the Master Servicer enters into a Subservicing  Agreement with a successor  Subservicer,  the Master  Servicer shall use reasonable  efforts to have the successor
Subservicer  assume  liability for the  representations  and warranties  made by the  terminated  Subservicer in respect of the related
Mortgage Loans and, in the event of any such assumption by the successor  Subservicer,  the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

Section 3.04.     Liability of the Master Servicer.

         Notwithstanding  any Subservicing  Agreement,  any of the provisions of this Agreement  relating to agreements or arrangements between the Master  Servicer or a Subservicer  or reference to actions taken through a Subservicer  or otherwise,  the Master  Servicer shall remain obligated and liable to the Trustee and the  Certificateholders  for the servicing and administering of the Mortgage Loans in accordance  with the provisions of Section 3.01 without  diminution of such  obligation or liability by virtue of such  Subservicing
Agreements or  arrangements  or by virtue of  indemnification  from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master  Servicer alone were servicing and  administering  the Mortgage  Loans.  The Master Servicer shall be entitled to enter into any  agreement  with a Subservicer  or Seller for  indemnification  of the Master  Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.     No Contractual Relationship Between Subservicer and
                           Trustee or Certificateholders.

         Any  Subservicing  Agreement that may be entered into and any other  transactions  or services  relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator  shall be deemed to be between the  Subservicer and the Master
Servicer  alone and the Trustee  and the  Certificateholders  shall not be deemed  parties  thereto  and shall have no claims,  rights, obligations,  duties or  liabilities  with respect to the  Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing  provision  shall not in any way limit a  Subservicer's  obligation to cure an omission or defect or to repurchase a Mortgage
Loan as referred to in Section 2.02 hereof.

Section 3.06.     Assumption or Termination of Subservicing Agreements by Trustee.

(a)      If the Master  Servicer  shall for any reason no longer be the master  servicer  (including by reason of an Event of Default), the Trustee,  its designee or its successor shall thereupon  assume all of the rights and obligations of the Master Servicer under each
Subservicing  Agreement that may have been entered into. The Trustee,  its designee or the successor  servicer for the Trustee shall be deemed to have  assumed all of the Master  Servicer's  interest  therein  and to have  replaced  the Master  Servicer as a party to the
Subservicing  Agreement to the same extent as if the  Subservicing  Agreement had been  assigned to the assuming  party except that the
Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

(b)      The Master  Servicer  shall,  upon request of the Trustee but at the expense of the Master  Servicer,  deliver to the assuming party all documents and records  relating to each  Subservicing  Agreement and the Mortgage Loans then being serviced and an accounting of  amounts  collected  and held by it and  otherwise  use its best  efforts to effect  the  orderly  and  efficient  transfer  of each
Subservicing Agreement to the assuming party.

Section 3.07.     Collection of Certain Mortgage Loan Payments;
                           Deposits to Custodial Account.

(a)      The Master  Servicer shall make  reasonable  efforts to collect all payments  called for under the terms and provisions of the
Mortgage Loans,  and shall,  to the extent such procedures  shall be consistent with this Agreement and the terms and provisions of any related Primary  Insurance Policy,  follow such collection  procedures as it would employ in its good faith business judgment and which are normal and usual in its general  mortgage  servicing  activities.  Consistent  with the foregoing,  the Master  Servicer may in its discretion  (i) waive any late payment  charge or any  prepayment  charge or penalty  interest in connection  with the  prepayment of a
Mortgage  Loan and (ii)  extend the Due Date for  payments  due on a Mortgage  Loan in  accordance  with the Program  Guide;  provided, however,  that the Master  Servicer shall first determine that any such waiver or extension will not impair the coverage of any related
Primary  Insurance Policy or materially  adversely affect the lien of the related  Mortgage.  Notwithstanding  anything in this Section to the contrary,  the Master  Servicer shall not enforce any prepayment  charge to the extent that such  enforcement  would violate any applicable  law. In the event of any such  arrangement,  the Master  Servicer shall make timely  advances on the related  Mortgage Loan during the scheduled period in accordance with the amortization  schedule of such Mortgage Loan without  modification thereof by reason of such  arrangements  unless otherwise agreed to by the Holders of the Classes of Certificates  affected thereby;  provided,  however, that no such  extension  shall be made if any such  advance  would  be a  Nonrecoverable  Advance.  Consistent  with the  terms of this
Agreement,  the Master Servicer may also waive,  modify or vary any term of any Mortgage Loan or consent to the  postponement of strict compliance  with any such term or in any manner grant  indulgence  to any  Mortgagor  if in the Master  Servicer's  determination  such waiver,  modification,  postponement or indulgence is not materially  adverse to the interests of the  Certificateholders  (taking into account any estimated Realized Loss that might result absent such action);  provided,  however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan,  including without  limitation any modification that would change the
Mortgage Rate,  forgive the payment of any principal or interest  (unless in connection  with the  liquidation of the related  Mortgage
Loan or except in  connection  with  prepayments  to the extent  that such  reamortization  is not  inconsistent  with the terms of the
Mortgage  Loan),  capitalize any amounts owing on the Mortgage Loan by adding such amount to the outstanding  principal  balance of the
Mortgage  Loan, or extend the final  maturity date of such Mortgage  Loan,  unless such Mortgage Loan is in default or, in the judgment of the Master Servicer,  such default is reasonably  foreseeable;  provided,  further,  that (1) no such modification  shall reduce the interest  rate on a Mortgage  Loan below the rate at which the  Subservicing  Fee with respect to such  Mortgage  Loan accrues plus the rate at which the premium paid to the  Certificate  Insurer,  if any,  accrues and (2) the final  maturity  date for any Mortgage  Loan shall not be extended beyond the Maturity Date. In addition,  any amounts owing on a Mortgage Loan added to the  outstanding  principal balance of such Mortgage Loan must be fully  amortized  over the remaining term of such Mortgage Loan, and such amounts may be added to the  outstanding  principal  balance of a Mortgage Loan only once during the life of such  Mortgage  Loan.  Also,  the addition of such amounts  described in the preceding  sentence shall be implemented in accordance with the Program Guide and may be implemented  only by
Subservicers  that have been approved by the Master  Servicer for such purpose.  In connection with any Curtailment of a Mortgage Loan, the Master  Servicer,  to the extent not  inconsistent  with the terms of the Mortgage Note and local law and practice,  may permit the
Mortgage Loan to be  reamortized  such that the Monthly  Payment is  recalculated  as an amount that will fully  amortize the remaining
Stated  Principal  Balance  thereof  by  the  original  Maturity  Date  based  on the  original  Mortgage  Rate;  provided,  that  such re-amortization  shall not be permitted  if it would  constitute a reissuance  of the Mortgage  Loan for federal  income tax  purposes, except if such reissuance is described in Treasury Regulation Section 1.860G-2(b)(3).

(b)      The Master  Servicer shall  establish and maintain a Custodial  Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis,  except as otherwise  specifically  provided herein, the following payments and collections  remitted by
Subservicers  or received by it in respect of the  Mortgage  Loans  subsequent  to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

(i)      All payments on account of  principal,  including  Principal  Prepayments  made by  Mortgagors  on the Mortgage  Loans and the principal  component of any Subservicer  Advance or of any REO Proceeds  received in connection with an REO Property for which an REO Disposition has occurred;

(ii)     All payments on account of interest at the Adjusted  Mortgage Rate on the Mortgage  Loans,  including  Buydown Funds,  if any, and the interest  component of any Subservicer  Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(iii)    Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds (net of any related expenses of the Subservicer);

(iv)     All proceeds of any Mortgage Loans purchased  pursuant to Section 2.02,  2.03, 2.04 or 4.07 (including  amounts  received from
         Residential  Funding  pursuant to the last  paragraph of Section 4 of the  Assignment  Agreement in respect of any  liability, penalty or expense that resulted  from a breach of the  Compliance  With Laws  Representation  and all amounts  required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

(v)      Any amounts required to be deposited pursuant to Section 3.07(c), 3.08(b) or 3.21;

(vi)     All amounts transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a);

(vii)    Any amounts realized by the Subservicer and received by the Master Servicer in respect of any Additional Collateral; and

(viii)   Any amounts received by the Master Servicer in respect of Pledged Assets.

The foregoing  requirements  for deposit in the Custodial  Account shall be exclusive,  it being  understood  and agreed that,  without limiting the generality of the foregoing,  payments on the Mortgage Loans which are not part of the Trust Fund  (consisting of payments in respect of principal and interest on the Mortgage  Loans due on or before the Cut-off Date) and,  unless  otherwise set forth in the series  supplement,  payments or collections  in the nature of prepayment  charges or late payment  charges or assumption  fees may but need not be  deposited by the Master  Servicer in the  Custodial  Account.  In the event any amount not required to be deposited in the
Custodial Account is so deposited,  the Master Servicer may at any time withdraw such amount from the Custodial Account,  any provision herein to the contrary  notwithstanding.  The  Custodial  Account may contain  funds that belong to one or more trust funds created for mortgage  pass-through  certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the
Master  Servicer or serviced  or master  serviced by it on behalf of others.  Notwithstanding  such  commingling  of funds,  the Master
Servicer shall keep records that  accurately  reflect the funds on deposit in the Custodial  Account that have been identified by it as being attributable to the Mortgage Loans.

         With respect to Insurance Proceeds,  Liquidation Proceeds,  REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02,  2.03, 2.04 and 4.07 received in any calendar month,  the Master Servicer may elect to treat such amounts as included in the Available  Distribution  Amount for the  Distribution  Date in the month of receipt,  but is not obligated to do so. If the Master  Servicer so elects,  such amounts will be deemed to have been  received  (and any related  Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c)      The Master  Servicer  shall use its best efforts to cause the  institution  maintaining  the  Custodial  Account to invest the funds in the  Custodial  Account  attributable  to the Mortgage  Loans in Permitted  Investments  which shall mature not later than the
Certificate  Account  Deposit  Date next  following  the date of such  investment  (with the  exception  of the Amount  Held for Future
Distribution)  and which  shall not be sold or  disposed  of prior to their  maturities.  All  income and gain  realized  from any such investment  shall be for the  benefit  of the  Master  Servicer  as  additional  servicing  compensation  and shall be  subject  to its withdrawal  or order from time to time.  The amount of any losses  incurred  in  respect of any such  investments  attributable  to the investment of amounts in respect of the Mortgage  Loans shall be deposited in the Custodial  Account by the Master  Servicer out of its
own funds immediately as realized without any right of reimbursement.

(d)      The Master  Servicer  shall give notice to the Trustee and the Company of any change in the location of the Custodial  Account and the location of the Certificate Account prior to the use thereof.

Section 3.08.     Subservicing Accounts; Servicing Accounts.

(a)      In those cases where a Subservicer  is servicing a Mortgage Loan pursuant to a  Subservicing  Agreement,  the Master  Servicer
shall cause the  Subservicer,  pursuant to the  Subservicing  Agreement,  to establish and maintain one or more  Subservicing  Accounts which shall be an Eligible  Account or, if such account is not an Eligible  Account,  shall generally  satisfy the  requirements of the
Program Guide and be otherwise  acceptable to the Master Servicer and each Rating Agency.  The Subservicer  will be required thereby to deposit  into the  Subservicing  Account on a daily  basis all  proceeds  of  Mortgage  Loans  received  by the  Subservicer,  less its
Subservicing Fees and unreimbursed  advances and expenses, to the extent permitted by the Subservicing  Agreement.  If the Subservicing
Account is not an Eligible  Account,  the Master  Servicer  shall be deemed to have  received  such monies upon receipt  thereof by the
Subservicer.  The Subservicer  shall not be required to deposit in the  Subservicing  Account  payments or collections in the nature of prepayment  charges or late charges or assumption  fees. On or before the date  specified in the Program  Guide,  but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer,  pursuant to the Subservicing  Agreement, to remit to the
Master  Servicer for deposit in the  Custodial  Account all funds held in the  Subservicing  Account with respect to each Mortgage Loan serviced by such  Subservicer  that are  required  to be  remitted  to the Master  Servicer.  The  Subservicer  will also be  required, pursuant to the  Subservicing  Agreement,  to advance on such  scheduled  date of remittance  amounts  equal to any  scheduled  monthly installments  of principal  and interest  less its  Subservicing  Fees on any Mortgage  Loans for which payment was not received by the
Subservicer.  This  obligation  to advance with respect to each  Mortgage Loan will continue up to and including the first of the month following the date on which the related  Mortgaged  Property is sold at a foreclosure  sale or is acquired by the Trust Fund by deed in lieu of  foreclosure  or  otherwise.  All such  advances  received  by the Master  Servicer  shall be  deposited  promptly by it in the
Custodial Account.

(b)      The Subservicer may also be required,  pursuant to the Subservicing  Agreement, to remit to the Master Servicer for deposit in the Custodial  Account interest at the Adjusted  Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage Loan)
on any Curtailment  received by such  Subservicer in respect of a Mortgage Loan from the related  Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid  principal  balance of the related  Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month.

(c)      In addition to the Custodial Account and the Certificate  Account,  the Master Servicer shall for any Nonsubserviced  Mortgage
Loan, and shall cause the  Subservicers for Subserviced  Mortgage Loans to,  establish and maintain one or more Servicing  Accounts and deposit and retain therein all collections from the Mortgagors (or advances from  Subservicers) for the payment of taxes,  assessments, hazard insurance  premiums,  Primary Insurance Policy premiums,  if applicable,  or comparable items for the account of the Mortgagors.
Each Servicing  Account shall satisfy the requirements for a Subservicing  Account and, to the extent permitted by the Program Guide or as is otherwise  acceptable to the Master  Servicer,  may also function as a Subservicing  Account.  Withdrawals of amounts  related to the Mortgage  Loans from the  Servicing  Accounts may be made only to effect timely  payment of taxes,  assessments,  hazard  insurance premiums,  Primary Insurance Policy premiums,  if applicable,  or comparable items, to reimburse the Master Servicer or Subservicer out of related  collections  for any payments made pursuant to Sections  3.11 (with  respect to the Primary  Insurance  Policy) and 3.12(a)
(with respect to hazard  insurance),  to refund to any  Mortgagors  any sums as may be determined to be overages,  to pay interest,  if required,  to Mortgagors on balances in the Servicing  Account or to clear and terminate the Servicing  Account at the  termination  of this Agreement in accordance  with Section 9.01 or in accordance with the Program Guide.  As part of its servicing  duties,  the Master
Servicer shall, and the Subservicers will,  pursuant to the Subservicing  Agreements,  be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

(d)      The Master  Servicer  shall  advance the  payments  referred to in the  preceding  subsection  that are not timely paid by the
Mortgagors or advanced by the  Subservicers on the date when the tax,  premium or other cost for which such payment is intended is due, but the Master  Servicer  shall be required  so to advance  only to the extent that such  advances,  in the good faith  judgment of the
Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.     Access to Certain Documentation and
                           Information Regarding the Mortgage Loans.

         If compliance  with this Section 3.09 shall make any Class of Certificates  legal for investment by federally  insured savings and loan associations,  the Master Servicer shall provide, or cause the Subservicers to provide,  to the Trustee,  the Office of Thrift
Supervision  or the FDIC and the  supervisory  agents and examiners  thereof access to the  documentation  regarding the Mortgage Loans required by  applicable  regulations  of the Office of Thrift  Supervision,  such access being  afforded  without  charge but only upon reasonable  request and during normal  business  hours at the offices  designated by the Master  Servicer.  The Master  Servicer  shall permit such  representatives  to photocopy any such  documentation  and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10.     Permitted Withdrawals from the Custodial Account.

(a)      The Master  Servicer may, from time to time as provided  herein,  make  withdrawals  from the Custodial  Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

(i)      to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

(ii)     to reimburse itself or the related  Subservicer for previously  unreimbursed  Advances,  Servicing  Advances or other expenses made pursuant to Sections 3.01, 3.07(a),  3.08, 3.11, 3.12(a),  3.14 and 4.04 or otherwise  reimbursable pursuant to the terms of this Agreement,  such withdrawal  right being limited to amounts  received on the related  Mortgage Loans  (including,  for this  purpose,  REO  Proceeds,  Insurance  Proceeds,  Liquidation  Proceeds and proceeds  from the purchase of a Mortgage Loan pursuant to Section 2.02,  2.03,  2.04 or 4.07) which  represent (A) Late  Collections of Monthly  Payments for which any such advance was made in the case of  Subservicer  Advances or Advances  pursuant to Section 4.04 and (B)  recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii)    to pay to the related  Subservicer  (if not  previously  retained by such  Subservicer)  out of each  payment  received by the
         Master  Servicer on account of interest on a Mortgage Loan as  contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Subservicing  Fee, if not previously  retained)
         which,  when  deducted,  will result in the  remaining  amount of such  interest  being  interest at the Net Mortgage Rate (or
         Modified Net Mortgage Rate in the case of a Modified  Mortgage Loan) on the amount specified in the  amortization  schedule of the related Mortgage Loan as the principal  balance thereof at the beginning of the period  respecting which such interest was paid after giving effect to any previous Curtailments;

(iv)     to pay to itself as servicing  compensation any interest or investment income earned on funds and other property  deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v)      to pay to itself as  additional  servicing  compensation  any  Foreclosure  Profits  and any amounts  paid by a  Mortgagor  in connection  with a Principal  Prepayment in Full in respect of interest for any period during the calendar month in which such
         Principal Prepayment in Full is to be distributed to the Certificateholders;

(vi)     to pay to itself, a Subservicer,  a Seller,  Residential Funding, the Company or any other appropriate Person, as the case may be, with  respect to each  Mortgage  Loan or  property  acquired  in respect  thereof  that has been  purchased  or  otherwise transferred  pursuant to Section  2.02,  2.03,  2.04,  4.07 or 9.01,  all  amounts  received  thereon  and not  required to be distributed  to the  Certificateholders  as of the date on which the related  Stated  Principal  Balance or Purchase  Price is determined;

(vii)    to reimburse  itself or the related  Subservicer  for any  Nonrecoverable  Advance or Advances in the manner and to the extent provided in subsection (c) below, and any Advance or Servicing  Advance made in connection with a modified  Mortgage Loan that is in default or, in the judgment of the Master Servicer,  default is reasonably  foreseeable  pursuant to Section 3.07(a), to the extent the amount of the Advance or Servicing  Advance was added to the Stated  Principal  Balance of the Mortgage Loan in
         a prior calendar month, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a);

(viii)   to  reimburse  itself or the  Company for  expenses  incurred by and  reimbursable  to it or the Company  pursuant to Sections
         3.01(a),  3.11, 3.13, 3.14(c), 6.03, 10.01 or otherwise,  or in connection with enforcing,  in accordance with this Agreement, any repurchase,  substitution or  indemnification  obligation of any Seller (other than an Affiliate of the Company)  pursuant to the related Seller's Agreement;

(ix)     to reimburse  itself for Servicing  Advances  expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration  of property  damaged by an Uninsured  Cause,  and (b) in connection  with the  liquidation  of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x)      to withdraw any amount  deposited in the Custodial  Account that was not required to be deposited  therein pursuant to Section
         3.07.

(b)      Since,  in connection  with  withdrawals  pursuant to clauses (ii),  (iii),  (v) and (vi), the Master  Servicer's  entitlement thereto is limited to  collections  or other  recoveries on the related  Mortgage  Loan,  the Master  Servicer  shall keep and maintain separate  accounting,  on a Mortgage  Loan by Mortgage  Loan basis,  for the purpose of justifying  any  withdrawal  from the Custodial
Account pursuant to such clauses.

(c)      The Master  Servicer  shall be entitled to reimburse  itself or the related  Subservicer  for any advance made in respect of a
Mortgage Loan that the Master Servicer  determines to be a Nonrecoverable  Advance by withdrawal from the Custodial  Account of amounts on  deposit  therein  attributable  to the  Mortgage  Loans  on any  Certificate  Account  Deposit  Date  succeeding  the  date of such determination.  Such right of reimbursement  in respect of a Nonrecoverable  Advance relating to an Advance pursuant to Section 4.04 on any such  Certificate  Account Deposit Date shall be limited to an amount not exceeding the portion of such Advance  previously paid to
Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

Section 3.11.     Maintenance of the Primary Insurance
                           Policies; Collections Thereunder.

(a)      The Master  Servicer shall not take, or permit any  Subservicer to take, any action which would result in  non-coverage  under any applicable  Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer,  would have been covered  thereunder.  To the extent coverage is available,  the Master Servicer shall keep or cause to be kept in full force and effect each such Primary  Insurance  Policy  until the  principal  balance of the related  Mortgage  Loan  secured by a Mortgaged  Property is reduced to 80% or less of the  Appraised  Value in the case of such a Mortgage  Loan having a  Loan-to-Value  Ratio at  origination  in excess of 80%,  provided that such Primary  Insurance  Policy was in place as of the Cut-off Date and the Company had knowledge of such
Primary  Insurance  Policy.  The Master  Servicer shall be entitled to cancel or permit the  discontinuation  of any Primary  Insurance
Policy as to any Mortgage  Loan,  if the Stated  Principal  Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised  value of the  related  Mortgaged  Property  as  determined  in any  appraisal  thereof  after the  Closing  Date,  or if the
Loan-to-Value  Ratio is reduced  below 80% as a result of principal  payments on the Mortgage Loan after the Closing Date. In the event that the Company gains  knowledge  that as of the Closing Date, a Mortgage Loan had a  Loan-to-Value  Ratio at origination in excess of
80% and is not the subject of a Primary  Insurance  Policy (and was not  included in any  exception  to the  representation  in Section
2.03(b)(iv))  and that such Mortgage Loan has a current  Loan-to-Value  Ratio in excess of 80% then the Master  Servicer  shall use its reasonable  efforts to obtain and maintain a Primary  Insurance  Policy to the extent that such a policy is  obtainable at a reasonable price.  The Master  Servicer  shall not cancel or refuse to renew any such Primary  Insurance  Policy  applicable  to a  Nonsubserviced
Mortgage  Loan,  or consent to any  Subservicer  canceling  or refusing to renew any such  Primary  Insurance  Policy  applicable  to a
Mortgage Loan  subserviced by it, that is in effect at the date of the initial  issuance of the Certificates and is required to be kept in force  hereunder  unless the  replacement  Primary  Insurance  Policy for such canceled or non-renewed  policy is maintained with an insurer whose claims-paying  ability is acceptable to each Rating Agency for mortgage  pass-through  certificates having a rating equal to or better than the lower of the  then-current  rating or the rating  assigned  to the  Certificates  as of the Closing  Date by such
Rating Agency.

(b)      In connection with its activities as  administrator  and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the  related  Subservicer  to  present,  on behalf of the  Master  Servicer,  the  Subservicer,  if any,  the  Trustee  and
Certificateholders,  claims to the related  Insurer under any Primary  Insurance  Policies,  in a timely manner in accordance with such policies,  and, in this regard,  to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any
Primary Insurance  Policies  respecting  defaulted  Mortgage Loans.  Pursuant to Section 3.07, any Insurance  Proceeds  collected by or remitted  to the Master  Servicer  under any Primary  Insurance  Policies  shall be  deposited  in the  Custodial  Account,  subject to withdrawal pursuant to Section 3.10.

Section 3.12.     Maintenance of Fire Insurance and
                           Omissions and Fidelity Coverage.

(a)      The Master  Servicer shall cause to be maintained  for each Mortgage Loan (other than a Cooperative  Loan) fire insurance with extended  coverage in an amount which is equal to the lesser of the  principal  balance  owing on such  Mortgage Loan or 100 percent of the insurable  value of the  improvements;  provided,  however,  that such coverage may not be less than the minimum amount required to fully  compensate  for any loss or damage on a  replacement  cost  basis.  To the extent it may do so  without  breaching  the  related
Subservicing  Agreement,  the Master  Servicer shall replace any Subservicer  that does not cause such  insurance,  to the extent it is available,  to be maintained.  The Master Servicer shall also cause to be maintained on property acquired upon foreclosure,  or deed in lieu of foreclosure,  of any Mortgage Loan (other than a Cooperative  Loan),  fire insurance with extended  coverage in an amount which is at least equal to the amount  necessary  to avoid the  application  of any  co-insurance  clause  contained  in the  related  hazard insurance  policy.  Pursuant to Section 3.07, any amounts  collected by the Master Servicer under any such policies (other than amounts to be applied to the  restoration  or repair of the related  Mortgaged  Property or property thus  acquired or amounts  released to the
Mortgagor in accordance with the Master Servicer's normal servicing  procedures) shall be deposited in the Custodial  Account,  subject to withdrawal  pursuant to Section 3.10.  Any cost incurred by the Master  Servicer in maintaining  any such  insurance  shall not, for the purpose of  calculating  monthly  distributions  to the  Certificateholders,  be added to the amount owing under the Mortgage Loan, notwithstanding  that the terms of the Mortgage Loan so permit.  Such costs shall be recoverable by the Master  Servicer out of related late payments by the Mortgagor or out of Insurance  Proceeds and  Liquidation  Proceeds to the extent  permitted by Section 3.10. It is understood  and agreed that no  earthquake or other  additional  insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such  applicable  laws and  regulations  as shall at any time be in force and as shall require such additional  insurance.  Whenever the  improvements  securing a Mortgage Loan (other than a Cooperative  Loan)
are located at the time of origination of such Mortgage Loan in a federally  designated  special flood hazard area, the Master Servicer shall cause flood  insurance  (to the extent  available)  to be  maintained in respect  thereof.  Such flood  insurance  shall be in an amount equal to the lesser of (i) the amount  required to compensate for any loss or damage to the Mortgaged  Property on a replacement cost basis and (ii) the maximum  amount of such  insurance  available  for the related  Mortgaged  Property  under the  national  flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

         If the Master  Servicer  shall obtain and maintain a blanket fire insurance  policy with extended  coverage  insuring  against hazard losses on all of the Mortgage  Loans,  it shall  conclusively  be deemed to have  satisfied its  obligations as set forth in the first  sentence of this Section  3.12(a),  it being  understood and agreed that such policy may contain a deductible  clause,  in which case the Master  Servicer  shall,  in the event that there shall not have been  maintained on the related  Mortgaged  Property a policy complying  with the first  sentence of this  Section  3.12(a)  and there  shall have been a loss which would have been  covered by such policy,  deposit in the  Certificate  Account the amount not otherwise  payable  under the blanket  policy  because of such  deductible clause.  Any  such  deposit  by the  Master  Servicer  shall  be made on the  Certificate  Account  Deposit  Date  next  preceding  the
Distribution  Date which occurs in the month  following the month in which  payments under any such policy would have been deposited in the Custodial  Account.  In connection with its activities as  administrator  and servicer of the Mortgage  Loans,  the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

(b)      The Master  Servicer  shall  obtain and maintain at its own expense and keep in full force and effect  throughout  the term of this  Agreement a blanket  fidelity bond and an errors and  omissions  insurance  policy  covering the Master  Servicer's  officers and employees and other persons  acting on behalf of the Master  Servicer in  connection  with its  activities  under this  Agreement.  The amount of coverage  shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac,  whichever is greater, with respect to the Master  Servicer if the Master  Servicer were  servicing  and  administering  the Mortgage  Loans for Fannie Mae or
Freddie  Mac.  In the event  that any such bond or policy  ceases to be in  effect,  the  Master  Servicer  shall  obtain a  comparable replacement bond or policy from an issuer or insurer,  as the case may be, meeting the  requirements,  if any, of the Program Guide and acceptable  to the Company.  Coverage of the Master  Servicer  under a policy or bond  obtained by an Affiliate of the Master  Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.     Enforcement of Due-on-Sale Clauses; Assumption and
                           Modification Agreements; Certain Assignments.

(a)      When any Mortgaged Property is conveyed by the Mortgagor,  the Master Servicer or Subservicer,  to the extent it has knowledge of such  conveyance,  shall enforce any due-on-sale  clause  contained in any Mortgage Note or Mortgage,  to the extent permitted under applicable law and  governmental  regulations,  but only to the extent that such  enforcement  will not adversely  affect or jeopardize coverage under any Required Insurance Policy.  Notwithstanding the foregoing:

(i)      the Master  Servicer  shall not be deemed to be in default under this Section  3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

(ii)     if the Master  Servicer  determines  that it is reasonably  likely that any  Mortgagor  will bring,  or if any Mortgagor  does bring,  legal action to declare invalid or otherwise avoid enforcement of a due-on-sale  clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b)      Subject to the Master  Servicer's duty to enforce any due-on-sale  clause to the extent set forth in Section  3.13(a),  in any case in which a Mortgaged  Property is to be conveyed to a Person by a  Mortgagor,  and such Person is to enter into an  assumption  or modification  agreement or  supplement  to the  Mortgage  Note or Mortgage  which  requires  the  signature  of the  Trustee,  or if an instrument of release  signed by the Trustee is required  releasing  the  Mortgagor  from  liability on the Mortgage  Loan,  the Master
Servicer is authorized,  subject to the requirements of the sentence next following,  to execute and deliver, on behalf of the Trustee, the  assumption  agreement  with the Person to whom the  Mortgaged  Property  is to be  conveyed  and such  modification  agreement  or supplement  to the  Mortgage  Note or  Mortgage or other  instruments  as are  reasonable  or  necessary  to carry out the terms of the
Mortgage  Note or Mortgage or otherwise to comply with any  applicable  laws  regarding  assumptions  or the transfer of the  Mortgaged
Property to such Person;  provided,  however,  none of such terms and requirements  shall either (i) both (A) constitute a "significant modification"  effecting an exchange or reissuance of such  Mortgage Loan under the REMIC  Provisions  and (B) cause any portion of any
REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code or (subject to Section  10.01(f)),  result in the imposition  of any tax on  "prohibited  transactions"  or (ii)  constitute  "contributions"  after the  start-up  date  under the REMIC
Provisions.  The Master  Servicer shall execute and deliver such documents only if it reasonably  determines that (i) its execution and delivery  thereof  will not  conflict  with or violate any terms of this  Agreement  or cause the unpaid  balance  and  interest on the
Mortgage Loan to be uncollectible  in whole or in part, (ii) any required  consents of insurers under any Required  Insurance  Policies have been obtained and (iii)  subsequent to the closing of the  transaction  involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first  mortgage lien pursuant to the terms of the Mortgage,  (B) such  transaction  will not adversely affect the coverage under any Required Insurance  Policies,  (C) the Mortgage Loan will fully amortize over the remaining term thereof,
(D) no material term of the Mortgage Loan  (including  the interest rate on the Mortgage Loan) will be altered nor will the term of the
Mortgage Loan be changed and (E) if the  seller/transferor  of the Mortgaged  Property is to be released from liability on the Mortgage
Loan,  such  release  will not  (based on the  Master  Servicer's  or  Subservicer's  good faith  determination)  adversely  affect the collectability  of the  Mortgage  Loan.  Upon receipt of  appropriate  instructions  from the Master  Servicer in  accordance  with the foregoing,  the Trustee  shall execute any  necessary  instruments  for such  assumption  or  substitution  of liability as directed in writing by the Master Servicer.  Upon the closing of the transactions  contemplated by such documents,  the Master Servicer shall cause the originals or true and correct copies of the assumption  agreement,  the release (if any), or the  modification or supplement to the
Mortgage  Note or Mortgage to be delivered to the Trustee or the  Custodian  and  deposited  with the Mortgage  File for such  Mortgage
Loan.  Any fee  collected by the Master  Servicer or such related  Subservicer  for entering  into an  assumption  or  substitution  of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(c)      The Master  Servicer or the related  Subservicer,  as the case may be, shall be entitled to approve a request from a Mortgagor for a partial  release of the  related  Mortgaged  Property,  the  granting  of an  easement  thereon in favor of another  Person,  any alteration  or  demolition  of the related  Mortgaged  Property  (or,  with  respect to a  Cooperative  Loan,  the related  Cooperative
Apartment)  without any right of  reimbursement  or other similar  matters if it has  determined,  exercising  its good faith  business judgment in the same manner as it would if it were the owner of the related  Mortgage  Loan,  that the security for, and the timely and full  collectability  of, such Mortgage Loan would not be adversely affected thereby and that any portion of any REMIC formed under the
Series  Supplement  would not fail to  continue  to qualify  as a REMIC  under the Code as a result  thereof  and  (subject  to Section
10.01(f)) that no tax on "prohibited  transactions"  or  "contributions"  after the startup day would be imposed on any such REMIC as a result  thereof.  Any fee collected by the Master  Servicer or the related  Subservicer  for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(d)      Subject to any other applicable  terms and conditions of this Agreement,  the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of  satisfaction  with respect to any Mortgage  Loan,  provided the obligee with respect to such Mortgage
Loan  following  such proposed  assignment  provides the Trustee and Master  Servicer with a "Lender  Certification  for  Assignment of
Mortgage  Loan" in the form  attached  hereto as Exhibit M, in form and  substance  satisfactory  to the Trustee  and Master  Servicer, providing the following:  (i) that the substance of the  assignment  is, and is intended to be, a refinancing  of such  Mortgage;  (ii)
that the Mortgage  Loan  following the proposed  assignment  will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed  assignment;  and (iii) that such assignment is at the request of the borrower under the related  Mortgage  Loan.  Upon approval of an  assignment  in lieu of  satisfaction  with respect to any Mortgage  Loan,  the
Master  Servicer shall receive cash in an amount equal to the unpaid  principal  balance of and accrued  interest on such Mortgage Loan and the Master  Servicer shall treat such amount as a Principal  Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.     Realization Upon Defaulted Mortgage Loans.

(a)      The Master  Servicer  shall  foreclose  upon or  otherwise  comparably  convert  (which may  include an REO  Acquisition)  the ownership  of  properties  securing  such of the Mortgage  Loans as come into and  continue in default and as to which no  satisfactory arrangements can be made for collection of delinquent  payments pursuant to Section 3.07.  Alternatively,  the Master Servicer may take other  actions in respect of a defaulted  Mortgage  Loan,  which may include (i)  accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount  contractually  owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor)
or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount  contractually  owed in order to  facilitate  refinancing  transactions  by the  Mortgagor not  involving a sale of the  Mortgaged  Property),  (ii)  arranging for a repayment  plan or (iii)  agreeing to a  modification  in accordance  with Section 3.07. In connection  with such  foreclosure or other conversion,  the Master Servicer shall,  consistent with Section 3.11,  follow such practices and procedures as it shall deem necessary or advisable,  as shall be normal and usual in its general mortgage  servicing  activities and as shall be required or permitted by the
Program  Guide;  provided that the Master  Servicer  shall not be liable in any respect  hereunder if the Master  Servicer is acting in connection with any such  foreclosure or other  conversion in a manner that is consistent  with the provisions of this  Agreement.  The
Master  Servicer,  however,  shall not be required to expend its own funds or incur other  reimbursable  charges in connection with any foreclosure,  or attempted  foreclosure  which is not completed,  or towards the  restoration of any property unless it shall determine
(i) that such  restoration  and/or  foreclosure  will  increase  the  proceeds  of  liquidation  of the  Mortgage  Loan to  Holders  of
Certificates of one or more Classes after  reimbursement  to itself for such expenses or charges and (ii) that such expenses or charges will be recoverable to it through Liquidation  Proceeds,  Insurance Proceeds,  or REO Proceeds (respecting which it shall have priority for  purposes of  withdrawals  from the  Custodial  Account  pursuant to Section  3.10,  whether or not such  expenses  and charges are actually recoverable from related Liquidation  Proceeds,  Insurance Proceeds or REO Proceeds).  In the event of such a determination by the Master Servicer  pursuant to this Section 3.14(a),  the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10.

         In addition to the  foregoing,  the Master  Servicer  shall use its best  reasonable  efforts to realize  upon any  Additional
Collateral  for such of the  Additional  Collateral  Loans  as come  into  and  continue  in  default  and as to which no  satisfactory arrangements can be made for collection of delinquent  payments pursuant to Section 3.07;  provided that the Master Servicer shall not, on behalf of the Trustee,  obtain  title to any such  Additional  Collateral  as a result of or in lieu of the  disposition  thereof or otherwise;  and provided  further that (i) the Master  Servicer  shall not proceed with respect to such  Additional  Collateral  in any manner that would impair the ability to recover  against the related  Mortgaged  Property,  and (ii) the Master  Servicer shall proceed with any REO  Acquisition in a manner that preserves the ability to apply the proceeds of such  Additional  Collateral  against amounts owed under the defaulted  Mortgage Loan. Any proceeds  realized from such Additional  Collateral  (other than amounts to be released to the Mortgagor or the related  guarantor in accordance  with  procedures  that the Master  Servicer would follow in servicing loans held for its own account,  subject to the terms and conditions of the related  Mortgage and Mortgage Note and to the terms and conditions of any security agreement,  guarantee agreement,  mortgage or other agreement governing the disposition of the proceeds of such Additional
Collateral)  shall be deposited in the Custodial  Account,  subject to withdrawal  pursuant to Section 3.10. Any other payment received by the Master  Servicer in respect of such  Additional  Collateral  shall be deposited in the Custodial  Account  subject to withdrawal pursuant to Section 3.10.

         For so long as the Master  Servicer is the Master  Servicer  under the Credit Support Pledge  Agreement,  the Master  Servicer
shall perform its  obligations  under the Credit Support Pledge  Agreement in accordance with such Agreement and in a manner that is in the best interests of the  Certificateholders.  Further,  the Master Servicer shall use its best reasonable efforts to realize upon any
Pledged  Assets for such of the Pledged Asset Loans as come into and continue in default and as to which no  satisfactory  arrangements can be made for collection of delinquent  payments pursuant to Section 3.07;  provided that the Master Servicer shall not, on behalf of the Trustee,  obtain title to any such Pledged Assets as a result of or in lieu of the disposition  thereof or otherwise;  and provided further  that (i) the Master  Servicer  shall not proceed  with  respect to such  Pledged  Assets in any manner  that would  impair the ability to recover  against the related  Mortgaged  Property,  and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that  preserves  the ability to apply the proceeds of such Pledged  Assets  against  amounts owed under the  defaulted  Mortgage
Loan. Any proceeds  realized from such Pledged  Assets (other than amounts to be released to the Mortgagor or the related  guarantor in accordance with  procedures  that the Master  Servicer would follow in servicing  loans held for its own account,  subject to the terms and  conditions  of the related  Mortgage and  Mortgage  Note and to the terms and  conditions  of any  security  agreement,  guarantee agreement,  mortgage or other  agreement  governing the  disposition of the proceeds of such Pledged  Assets) shall be deposited in the
Custodial  Account,  subject to withdrawal  pursuant to Section 3.10. Any other payment  received by the Master  Servicer in respect of such Pledged Assets shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

         Concurrently  with the  foregoing,  the Master  Servicer may pursue any remedies  that may be available in  connection  with a breach of a  representation  and warranty with respect to any such Mortgage  Loan in accordance  with Sections 2.03 and 2.04.  However, the Master  Servicer is not required to continue to pursue both  foreclosure  (or similar  remedies) with respect to the Mortgage Loans and  remedies in  connection  with a breach of a  representation  and  warranty if the Master  Servicer  determines  in its  reasonable discretion  that one such remedy is more likely to result in a greater  recovery as to the  Mortgage  Loan.  Upon the  occurrence  of a
Cash Liquidation or REO Disposition,  following the deposit in the Custodial Account of all Insurance  Proceeds,  Liquidation  Proceeds
and other payments and  recoveries  referred to in the  definition of "Cash  Liquidation"  or "REO  Disposition,"  as applicable,  upon receipt by the Trustee of written  notification  of such deposit signed by a Servicing  Officer,  the Trustee or the Custodian,  as the
case may be,  shall  release to the Master  Servicer  the related  Custodial  File and the  Trustee  shall  execute  and  deliver  such instruments of transfer or assignment  prepared by the Master Servicer,  in each case without  recourse,  as shall be necessary to vest in the Master Servicer or its designee,  as the case may be, the related  Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund.  Notwithstanding  the  foregoing  or any other  provision  of this  Agreement,  in the Master  Servicer's  sole discretion  with  respect  to any  defaulted  Mortgage  Loan or REO  Property  as to either  of the  following  provisions,  (i) a Cash
Liquidation  or REO  Disposition  may be deemed to have occurred if  substantially  all amounts  expected by the Master  Servicer to be received  in  connection  with the related  defaulted  Mortgage  Loan or REO  Property  have been  received,  and (ii) for  purposes of determining  the amount of any Liquidation  Proceeds,  Insurance  Proceeds,  REO Proceeds or any other  unscheduled  collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional  receipts  expected to be received or any estimated  additional  liquidation  expenses expected to be incurred in connection with the related  defaulted  Mortgage Loan or
REO Property.

(b)      If title to any  Mortgaged  Property  is acquired by the Trust Fund as an REO  Property by  foreclosure  or by deed in lieu of foreclosure,  the deed or  certificate  of sale  shall be issued to the  Trustee  or to its  nominee  on behalf of  Certificateholders.
Notwithstanding  any such  acquisition  of title and  cancellation  of the related  Mortgage  Loan,  such REO Property shall (except as otherwise  expressly  provided  herein) be considered to be an Outstanding  Mortgage Loan held in the Trust Fund until such time as the
REO Property  shall be sold.  Consistent  with the  foregoing for purposes of all  calculations  hereunder so long as such REO Property shall be considered to be an Outstanding  Mortgage Loan it shall be assumed that,  notwithstanding  that the indebtedness  evidenced by the related Mortgage Note shall have been discharged,  such Mortgage Note and the related  amortization  schedule in effect at the time of any such acquisition of title (after giving effect to any previous  Curtailments and before any adjustment  thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

(c)      If the Trust Fund  acquires any REO Property as aforesaid or otherwise in connection  with a default or imminent  default on a
Mortgage Loan, the Master  Servicer on behalf of the Trust Fund shall dispose of such REO Property as soon as  practicable,  giving due consideration  to the  interests  of the  Certificateholders,  but in all cases  within  three full years after the taxable year of its acquisition  by the Trust Fund for  purposes  of Section  860G(a)(8)  of the Code (or such  shorter  period as may be  necessary  under applicable  state  (including  any state in which such  property  is located)  law to  maintain  the status of any portion of any REMIC formed under the Series  Supplement as a REMIC under  applicable  state law and avoid taxes resulting from such property  failing to be foreclosure  property under  applicable state law) or, at the expense of the Trust Fund,  request,  more than 60 days before the day on which such grace period would  otherwise  expire,  an extension  of such grace period  unless the Master  Servicer  (subject to Section
10.01(f))  obtains for the  Trustee an Opinion of Counsel,  addressed  to the Trustee and the Master  Servicer,  to the effect that the holding by the Trust Fund of such REO Property  subsequent  to such period will not result in the  imposition  of taxes on  "prohibited transactions"  as defined in Section  860F of the Code or cause any REMIC formed  under the Series  Supplement  to fail to qualify as a
REMIC (for federal (or any  applicable  State or local)  income tax purposes) at any time that any  Certificates  are  outstanding,  in which case the Trust Fund may  continue to hold such REO  Property  (subject to any  conditions  contained in such Opinion of Counsel).
The Master Servicer shall be entitled to be reimbursed  from the Custodial  Account for any costs incurred in obtaining such Opinion of
Counsel,  as provided in Section 3.10.  Notwithstanding  any other provision of this Agreement,  no REO Property  acquired by the Trust
Fund shall be rented (or  allowed to  continue  to be rented) or  otherwise  used by or on behalf of the Trust Fund in such a manner or pursuant  to any terms that would (i) cause such REO  Property  to fail to qualify  as  "foreclosure  property"  within the  meaning of
Section  860G(a)(8) of the Code or (ii) subject the Trust Fund to the  imposition of any federal income taxes on the income earned from such REO  Property,  including  any taxes imposed by reason of Section  860G(c) of the Code,  unless the Master  Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(d)      The proceeds of any Cash  Liquidation,  REO  Disposition  or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement,  as well as any recovery  resulting from a collection of Liquidation  Proceeds,  Insurance Proceeds or REO Proceeds,
will be applied in the following order of priority:  first,  to reimburse the Master Servicer or the related  Subservicer in accordance with Section  3.10(a)(ii);  second,  to the  Certificateholders  to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed  Interest,  at the Net Mortgage  Rate (or the Modified  Net  Mortgage  Rate in the case of a Modified  Mortgage
Loan) to the Due Date prior to the Distribution Date on which such amounts are to be distributed;  third, to the  Certificateholders as a recovery of  principal  on the  Mortgage  Loan (or REO  Property);  fourth,  to all  Subservicing  Fees  payable  therefrom  (and the
Subservicer  shall have no claims for any  deficiencies  with respect to such fees which  result from the  foregoing  allocation);  and fifth, to Foreclosure Profits.

(e)      In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person,  in connection  with any  foreclosure  or  acquisition  of a deed in lieu of  foreclosure  (together,  "foreclosure")  in respect of such Mortgage Loan, the
Master Servicer will cause compliance with the provisions of Treasury  Regulation  Section  1.1445-2(d)(3)  (or any successor  thereto)
necessary to assure that no withholding tax obligation  arises with respect to the proceeds of such  foreclosure  except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.     Trustee to Cooperate; Release of Custodial Files.

(a)      Upon  becoming  aware  of the  payment  in full of any  Mortgage  Loan,  or upon  the  receipt  by the  Master  Servicer  of a notification  that payment in full will be escrowed in a manner  customary for such  purposes,  the Master  Servicer  will  immediately notify the Trustee (if it holds the  related  Custodial  File) or the  Custodian  by a  certification  of a  Servicing  Officer  (which certification  shall  include a statement  to the effect that all amounts  received or to be received in  connection  with such payment which  are  required  to be  deposited  in the  Custodial  Account  pursuant  to  Section  3.07  have  been or  will be so  deposited), substantially  in one of the forms  attached  hereto as Exhibit F, or, in the case of the  Custodian,  an electronic  request in a form acceptable  to the  Custodian,  requesting  delivery  to it of the  Custodial  File.  Within  two  Business  Days  of  receipt  of such certification  and request,  the Trustee shall  release,  or cause the Custodian to release,  the related  Custodial File to the Master
Servicer.  The  Master  Servicer  is  authorized  to execute  and  deliver to the  Mortgagor  the  request  for  reconveyance,  deed of reconveyance or release or satisfaction of mortgage or such instrument  releasing the lien of the Mortgage,  together with the Mortgage
Note with,  as  appropriate,  written  evidence of  cancellation  thereon and to cause the removal from the  registration  on the MERS(R)
System of such Mortgage and to execute and deliver,  on behalf of the Trustee and the  Certificateholders  or any of them,  any and all instruments of satisfaction or  cancellation or of partial or full release.  No expenses  incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

(b)      From time to time as is appropriate  for the servicing or foreclosure of any Mortgage Loan, the Master  Servicer shall deliver to the  Custodian,  with a copy to the Trustee,  a certificate  of a Servicing  Officer  substantially  in one of the forms attached as
Exhibit F hereto,  or, in the case of the  Custodian,  an electronic  request in a form  acceptable to the Custodian,  requesting  that possession of all, or any document  constituting  part of, the Custodial  File be released to the Master  Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance  coverage  provided in respect of the Mortgage Loan under any Required  Insurance  Policy.  Upon receipt of the foregoing,  the Trustee shall  deliver,  or cause the Custodian to deliver, the  Custodial  File or any  document  therein to the Master  Servicer.  The Master  Servicer  shall cause each  Custodial  File or any document  therein so released to be returned to the Trustee,  or the  Custodian as agent for the Trustee when the need  therefor by the
Master  Servicer no longer  exists,  unless (i) the Mortgage Loan has been  liquidated  and the  Liquidation  Proceeds  relating to the
Mortgage Loan have been deposited in the Custodial  Account or (ii) the Custodial File or such document has been delivered  directly or through a Subservicer to an attorney,  or to a public  trustee or other public  official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged  Property either judicially or  non-judicially,  and the Master Servicer has delivered  directly or through a Subservicer to the Trustee a certificate of a Servicing Officer  certifying as to the name and address of the Person to which such  Custodial  File or such document was delivered and the purpose or purposes of such delivery.  In the event of the  liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect  thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

(c)      The Trustee or the Master  Servicer on the Trustee's  behalf shall execute and deliver to the Master  Servicer,  if necessary, any court  pleadings,  requests for trustee's sale or other  documents  necessary to the  foreclosure or trustee's sale in respect of a
Mortgaged  Property or to any legal action  brought to obtain  judgment  against any  Mortgagor on the Mortgage  Note or Mortgage or to
obtain a  deficiency  judgment,  or to enforce any other  remedies or rights  provided by the  Mortgage  Note or Mortgage or  otherwise available at law or in equity.  Together  with such  documents or  pleadings  (if signed by the  Trustee),  the Master  Servicer  shall deliver to the Trustee a certificate  of a Servicing  Officer  requesting  that such  pleadings or documents be executed by the Trustee and  certifying as to the reason such  documents or pleadings  are required and that the execution and delivery  thereof by the Trustee will not  invalidate  any insurance  coverage  under any Required  Insurance  Policy or invalidate or otherwise  affect the lien of the
Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.     Servicing and Other Compensation; Compensating Interest.

(a)      The Master Servicer,  as compensation for its activities  hereunder,  shall be entitled to receive on each  Distribution  Date the  amounts  provided  for by clauses  (iii),  (iv),  (v) and (vi) of  Section  3.10(a),  subject  to clause (e) below.  The amount of servicing  compensation  provided for in such clauses shall be accounted for on a Mortgage  Loan-by-Mortgage  Loan basis.  In the event that  Liquidation  Proceeds,  Insurance  Proceeds  and  REO  Proceeds  (net of  amounts  reimbursable  therefrom  pursuant  to  Section
3.10(a)(ii))  in respect of a Cash  Liquidation  or REO  Disposition  exceed the unpaid  principal  balance of such  Mortgage Loan plus unpaid  interest  accrued thereon  (including REO Imputed  Interest) at a per annum rate equal to the related Net Mortgage Rate (or the
Modified Net Mortgage Rate in the case of a Modified  Mortgage Loan),  the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Subservicing Fee considered to be accrued but unpaid.

(b)      Additional  servicing  compensation  in the form of prepayment  charges,  assumption  fees, late payment  charges,  investment income on amounts in the Custodial  Account or the  Certificate  Account or otherwise  shall be retained by the Master  Servicer or the
Subservicer to the extent provided herein, subject to clause (e) below.

(c)      The Master  Servicer  shall be required to pay,  or cause to be paid,  all  expenses  incurred  by it in  connection  with its servicing activities  hereunder (including payment of premiums for the Primary Insurance Policies,  if any, to the extent such premiums are not  required to be paid by the related  Mortgagors,  and the fees and expenses of the Trustee and any  co-trustee  (as provided in
Section 8.05) and the fees and expense of the Custodian) and shall not be entitled to  reimbursement  therefor  except as  specifically provided in Sections 3.10 and 3.14.

(d)      The  Master  Servicer's  right to  receive  servicing  compensation  may not be  transferred  in whole  or in part  except  in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

(e)      Notwithstanding  any other provision herein,  the amount of servicing  compensation that the Master Servicer shall be entitled to receive for its  activities  hereunder for the period ending on each  Distribution  Date shall be reduced (but not below zero) by an amount equal to Compensating  Interest (if any) for such  Distribution  Date. Such reduction shall be applied during such period to any income or gain realized  from any  investment of funds held in the  Custodial  Account or the  Certificate  Account to which the Master
Servicer is entitled  pursuant to Sections  3.07(c) or 4.01(b),  respectively.  In making such reduction,  the Master Servicer will not withdraw from the  Custodial  Account or  Certificate  Account any such amount to which it is entitled  pursuant to Section  3.07(c) or
4.01(b).

Section 3.17.     Reports to the Trustee and the Company.

         Not later than fifteen days after it receives a written  request from the Trustee or the Company,  the Master  Servicer  shall forward to the  Trustee and the Company a  statement,  certified  by a Servicing  Officer,  setting  forth the status of the  Custodial
Account as of the close of business on the  immediately  preceding  Distribution  Date as it relates to the Mortgage Loans and showing, for the period  covered by such  statement,  the aggregate of deposits in or withdrawals  from the Custodial  Account in respect of the
Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.     Annual Statement as to Compliance and Servicing Assessment.

         The Master  Servicer  will deliver to the Company and the Trustee on or before the earlier of (a) March 31 of each year or (b)
with respect to any calendar  year during which the Company's  annual  report on Form 10-K is required to be filed in  accordance  with the Exchange Act and the rules and  regulations of the  Commission,  the date on which the annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission,  (i) a servicing  assessment as described in
Section 4.03(f)(ii) and (ii) a servicer compliance  statement,  signed by an authorized officer of the Master Servicer, as described in
Items 1122(a), 1122(b) and 1123 of Regulation AB, to the effect that:

         (A)      A review of the Master Servicer's  activities during the reporting period and of its performance under this Agreement has been made under such officer's supervision.

         (B)      To the best of such  officer's  knowledge,  based on such  review,  the  Master  Servicer  has  fulfilled  all of its obligations  under this Agreement in all material  respects  throughout the reporting period or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

         The  Master  Servicer  shall use  commercially  reasonable  efforts  to obtain  from all other  parties  participating  in the servicing function any additional  certifications  required under Item 1122 and Item 1123 of Regulation AB to the extent required to be included  in a Report on Form 10-K;  provided,  however,  that a failure  to obtain  such  certifications  shall not be a breach of the
Master Servicer's duties hereunder if any such party fails to deliver such a certification.

Section 3.19.     Annual Independent Public Accountants' Servicing Report.

         On or before the earlier of (a) March 31 of each year or (b) with  respect to any  calendar  year during  which the  Company's annual  report  on Form 10-K is  required  to be filed in  accordance  with the  Exchange  Act and the  rules  and  regulations  of the
Commission,  the date on which the annual  report on Form 10-K is  required to be filed in  accordance  with the  Exchange  Act and the rules and  regulations of the  Commission,  the Master  Servicer at its expense shall cause a firm of independent  public  accountants, which  shall be members of the  American  Institute  of  Certified  Public  Accountants,  to furnish to the Company and the Trustee the attestation  required under Item 1122(b) of Regulation AB. In rendering such statement,  such firm may rely, as to matters  relating to the direct servicing of mortgage loans by Subservicers,  upon comparable  statements for examinations  conducted by independent  public accountants  substantially  in  accordance  with  standards  established  by the American  Institute of  Certified  Public  Accountants
(rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.     Rights of the Company in Respect of the Master Servicer.

         The Master  Servicer shall afford the Company,  upon  reasonable  notice,  during normal  business hours access to all records maintained by the Master  Servicer in respect of its rights and  obligations  hereunder  and access to officers of the Master  Servicer responsible  for such  obligations.  Upon  request,  the Master  Servicer  shall  furnish  the Company  with its most recent  financial statements  and such other  information  as the Master  Servicer  possesses  regarding its business,  affairs,  property and condition, financial or otherwise.  The Master  Servicer  shall also cooperate with all reasonable  requests for  information  including,  but not limited to, notices,  tapes and copies of files,  regarding  itself,  the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or  Residential  Funding.  The Company may, but is not obligated to,  enforce the  obligations  of the Master
Servicer hereunder and may, but is not obligated to, perform,  or cause a designee to perform,  any defaulted  obligation of the Master
Servicer  hereunder or exercise the rights of the Master  Servicer  hereunder;  provided that the Master Servicer shall not be relieved of any of its  obligations  hereunder by virtue of such  performance  by the Company or its  designee.  The Company  shall not have any responsibility  or liability for any action or failure to act by the Master  Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

Section 3.21.     Administration of Buydown Funds

(a)      With respect to any Buydown  Mortgage  Loan,  the  Subservicer  has deposited  Buydown Funds in an account that  satisfies the requirements  for a  Subservicing  Account (the "Buydown  Account").  The Master  Servicer  shall cause the  Subservicing  Agreement to require that upon receipt from the  Mortgagor of the amount due on a Due Date for each Buydown  Mortgage  Loan,  the  Subservicer  will withdraw from the Buydown Account the predetermined  amount that, when added to the amount due on such date from the Mortgagor,  equals the full Monthly  Payment and transmit that amount in accordance  with the terms of the  Subservicing  Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

(b)      If the Mortgagor on a Buydown  Mortgage Loan prepays such loan in its entirety  during the period (the "Buydown  Period") when
Buydown  Funds are  required to be applied to such  Buydown  Mortgage  Loan,  the  Subservicer  shall be required to withdraw  from the
Buydown Account and remit any Buydown Funds remaining in the Buydown  Account in accordance  with the related  buydown  agreement.  The amount of Buydown Funds which may be remitted in accordance  with the related  buydown  agreement may reduce the amount  required to be paid by the  Mortgagor  to fully  prepay the related  Mortgage  Loan.  If the  Mortgagor on a Buydown  Mortgage  Loan  defaults on such
Mortgage  Loan during the Buydown  Period and the property  securing  such Buydown  Mortgage  Loan is sold in the  liquidation  thereof
(either by the Master  Servicer or the insurer  under any related  Primary  Insurance  Policy),  the  Subservicer  shall be required to withdraw  from the Buydown  Account the Buydown Funds for such Buydown  Mortgage  Loan still held in the Buydown  Account and remit the same to the Master  Servicer in accordance  with the terms of the  Subservicing  Agreement for deposit in the Custodial  Account or, if instructed  by the Master  Servicer,  pay to the insurer  under any  related  Primary  Insurance  Policy if the  Mortgaged  Property is
transferred  to such  insurer  and such  insurer  pays all of the loss  incurred  in respect of such  default.  Any amount so  remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

Section 3.22.     Advance Facility

(a)      The Master  Servicer is hereby  authorized  to enter into a financing or other  facility  (any such  arrangement,  an "Advance
Facility")  under  which (1) the Master  Servicer  sells,  assigns or pledges to  another  Person (an  "Advancing  Person")  the Master
Servicer's  rights under this Agreement to be reimbursed for any Advances or Servicing  Advances and/or (2) an Advancing  Person agrees to fund some or all Advances  and/or  Servicing  Advances  required to be made by the Master Servicer  pursuant to this  Agreement.  No consent of the Depositor,  the Trustee,  the  Certificateholders  or any other party shall be required  before the Master  Servicer may enter into an Advance  Facility.  Notwithstanding  the existence of any Advance Facility under which an Advancing Person agrees to fund
Advances  and/or  Servicing  Advances on the Master  Servicer's  behalf,  the Master Servicer shall remain  obligated  pursuant to this
Agreement to make Advances and Servicing  Advances  pursuant to and as required by this  Agreement.  If the Master Servicer enters into an Advance  Facility,  and for so long as an Advancing  Person remains  entitled to receive  reimbursement  for any Advances  including
Nonrecoverable  Advances ("Advance  Reimbursement  Amounts") and/or Servicing Advances including  Nonrecoverable  Advances  ("Servicing
Advance Reimbursement  Amounts" and together with Advance Reimbursement Amounts,  "Reimbursement  Amounts") (in each case to the extent such type of Reimbursement  Amount is included in the Advance  Facility),  as applicable,  pursuant to this Agreement,  then the Master
Servicer shall identify such  Reimbursement  Amounts  consistent  with the  reimbursement  rights set forth in Section  3.10(a)(ii) and
(vii) and remit such  Reimbursement  Amounts in  accordance  with this Section 3.22 or otherwise in accordance  with the  documentation establishing  the Advance  Facility to such  Advancing  Person or to a trustee,  agent or  custodian  (an "Advance  Facility  Trustee")
designated by such Advancing Person in an Advance Facility Notice  described below in Section 3.22(b).  Notwithstanding  the foregoing, if so  required  pursuant to the terms of the  Advance  Facility,  the Master  Servicer  may direct,  and if so directed in writing the
Trustee is hereby  authorized to and shall pay to the Advance Facility Trustee the  Reimbursement  Amounts  identified  pursuant to the preceding  sentence.  An Advancing Person whose obligations  hereunder are limited to the funding of Advances and/or Servicing Advances shall not be required to meet the  qualifications  of a Master Servicer or a Subservicer  pursuant to Section 3.02(a) or 6.02(c) hereof and shall not be deemed to be a Subservicer  under this Agreement.  Notwithstanding  anything to the contrary herein, in no event shall
Advance  Reimbursement  Amounts or  Servicing  Advance  Reimbursement  Amounts be  included  in the  Available  Distribution  Amount or distributed to Certificateholders.

(b)      If the Master  Servicer  enters into an Advance  Facility  and makes the  election  set forth in Section  3.22(a),  the Master
Servicer  and the related  Advancing  Person  shall  deliver to the  Certificate  Insurer and the Trustee a written  notice and payment instruction  (an "Advance  Facility  Notice"),  providing the Trustee with written  payment  instructions  as to where to remit Advance
Reimbursement  Amounts  and/or  Servicing  Advance  Reimbursement  Amounts  (each to the extent  such type of  Reimbursement  Amount is included  within the Advance  Facility)  on  subsequent  Distribution  Dates.  The payment  instruction  shall  require the  applicable
Reimbursement  Amounts to be distributed to the Advancing Person or to an Advance  Facility Trustee  designated in the Advance Facility
Notice.  An Advance  Facility  Notice may only be  terminated  by the joint  written  direction of the Master  Servicer and the related
Advancing Person (and any related Advance Facility Trustee).  The Master Servicer shall provide the Certificate  Insurer,  if any, with notice  of any termination of any Advance Facility pursuant to this Section 3.22(b).

(c)      Reimbursement  Amounts shall consist solely of amounts in respect of Advances and/or  Servicing  Advances made with respect to the Mortgage Loans for which the Master  Servicer would be permitted to reimburse  itself in accordance  with Section  3.10(a)(ii)  and
(vii) hereof,  assuming the Master  Servicer or the  Advancing  Person had made the related  Advance(s)  and/or  Servicing  Advance(s).
Notwithstanding  the foregoing,  except with respect to  reimbursement  of  Nonrecoverable  Advances as set forth in Section 3.10(c) of this  Agreement,  no Person shall be entitled to  reimbursement  from funds held in the Collection  Account for future  distribution to
Certificateholders  pursuant to this  Agreement.  Neither the Company nor the Trustee shall have any duty or liability  with respect to the  calculation of any  Reimbursement  Amount,  nor shall the Company or the Trustee have any  responsibility  to track or monitor the administration of the Advance Facility or have any responsibility to track,  monitor or verify the payment of Reimbursement  Amounts to the related  Advancing  Person or Advance  Facility  Trustee.  The Master  Servicer shall maintain and provide to any Successor  Master
Servicer a detailed  accounting on a loan-by-loan  basis as to amounts advanced by, sold, pledged or assigned to, and reimbursed to any
Advancing Person.  The Successor Master Servicer shall be entitled to rely on any such information  provided by the Master Servicer and the Successor Master Servicer shall not be liable for any errors in such information.

(d)      Upon the  direction  of and at the  expense of the Master  Servicer,  the  Trustee  agrees to  execute  such  acknowledgments, certificates and other documents  reasonably  satisfactory to the Trustee provided by the Master Servicer  recognizing the interests of any Advancing Person or Advance Facility Trustee in such  Reimbursement  Amounts as the Master Servicer may cause to be made subject to
Advance Facilities pursuant to this Section 3.22.

(e)      Reimbursement  Amounts  collected with respect to each Mortgage Loan shall be allocated to outstanding  unreimbursed  Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a "first-in,  first out" ("FIFO") basis,  subject to the qualifications set forth below:

                  (i)      Any successor  Master  Servicer to  Residential  Funding (a "Successor  Master  Servicer") and the Advancing
         Person or Advance  Facility  Trustee shall be required to apply all amounts  available in accordance with this Section 3.22(e)
         to the reimbursement of Advances and Servicing Advances in the manner provided for herein;  provided,  however, that after the succession  of a Successor  Master  Servicer,  (A) to the extent that any Advances or Servicing  Advances  with respect to any particular  Mortgage Loan are reimbursed  from payments or recoveries,  if any, from the related  Mortgagor,  and  Liquidation
         Proceeds or Insurance  Proceeds,  if any, with respect to that  Mortgage  Loan,  reimbursement  shall be made,  first,  to the
         Advancing Person or Advance  Facility  Trustee in respect of Advances and/or Servicing  Advances related to that Mortgage Loan to the  extent of the  interest  of the  Advancing  Person or  Advance  Facility  Trustee in such  Advances  and/or  Servicing
         Advances,  second to the Master Servicer in respect of Advances  and/or  Servicing  Advances  related to that Mortgage Loan in excess of those in which the  Advancing  Person or  Advance  Facility  Trustee  Person  has an  interest,  and  third,  to the
         Successor  Master  Servicer in respect of any other Advances  and/or  Servicing  Advances  related to that Mortgage Loan, from such  sources as and when  collected,  and (B)  reimbursements  of Advances and  Servicing  Advances  that are  Nonrecoverable
         Advances shall be made pro rata to the Advancing Person or Advance Facility  Trustee,  on the one hand, and any such Successor
         Master Servicer, on the other hand, on the basis of the respective aggregate  outstanding  unreimbursed Advances and Servicing
         Advances that are Nonrecoverable  Advances owed to the Advancing Person,  Advance Facility Trustee or Master Servicer pursuant to this  Agreement,  on the one hand, and any such  Successor  Master  Servicer,  on the other hand, and without regard to the date on which any such  Advances  or  Servicing  Advances  shall have been made.  In the event  that,  as a result of the FIFO allocation  made pursuant to this Section  3.22(e),  some or all of a  Reimbursement  Amount paid to the  Advancing  Person or
         Advance Facility Trustee relates to Advances or Servicing  Advances that were made by a Person other than Residential  Funding or the Advancing Person or Advance Facility  Trustee,  then the Advancing Person or Advance Facility Trustee shall be required to remit any  portion of such  Reimbursement  Amount to the Person  entitled  to such  portion of such  Reimbursement  Amount.
         Without  limiting the  generality  of the  foregoing,  Residential  Funding  shall  remain  entitled to be  reimbursed  by the
         Advancing  Person or Advance  Facility  Trustee for all Advances and Servicing  Advances funded by Residential  Funding to the extent the related  Reimbursement  Amount(s)  have not been  assigned or pledged to an  Advancing  Person or Advance  Facility
         Trustee.  The  documentation  establishing  any Advance Facility shall require  Residential  Funding to provide to the related
         Advancing Person or Advance Facility Trustee loan by loan information with respect to each  Reimbursement  Amount  distributed to such Advancing Person or Advance  Facility  Trustee on each date of remittance  thereof to such Advancing Person or Advance
         Facility  Trustee,  to  enable  the  Advancing  Person  or  Advance  Facility  Trustee  to make  the FIFO  allocation  of each
         Reimbursement Amount with respect to each Mortgage Loan.

                  (ii)     By way of illustration,  and not by way of limiting the generality of the foregoing,  if the Master Servicer resigns  or is  terminated  at a time when the  Master  Servicer  is a party to an  Advance  Facility,  and is  replaced  by a
         Successor Master Servicer,  and the Successor Master Servicer directly funds Advances or Servicing  Advances with respect to a
         Mortgage  Loan and does not assign or pledge the  related  Reimbursement  Amounts to the related  Advancing  Person or Advance
         Facility  Trustee,  then all  payments  and  recoveries  received  from  the  related  Mortgagor  or  received  in the form of
         Liquidation  Proceeds  with respect to such  Mortgage  Loan  (including  Insurance  Proceeds  collected in  connection  with a liquidation  of such Mortgage  Loan) will be allocated  first to the Advancing  Person or Advance  Facility  Trustee until the related  Reimbursement  Amounts  attributable  to such  Mortgage  Loan that are owed to the Master  Servicer and the Advancing
         Person,  which were made prior to any  Advances  or  Servicing  Advances  made by the  Successor  Master  Servicer,  have been reimbursed  in full,  at which point the  Successor  Master  Servicer  shall be  entitled to retain all related  Reimbursement
         Amounts  subsequently  collected with respect to that Mortgage Loan pursuant to Section 3.10 of this Agreement.  To the extent that the Advances or  Servicing  Advances are  Nonrecoverable  Advances to be  reimbursed  on an aggregate  basis  pursuant to
         Section  3.10 of this  Agreement,  the  reimbursement  paid in this  manner will be made pro rata to the  Advancing  Person or
         Advance  Facility  Trustee,  on the one hand,  and the Successor  Master  Servicer,  on the other hand, as described in clause
         (i)(B) above.

         (f)      The Master  Servicer  shall remain  entitled to be reimbursed for all Advances and Servicing  Advances  funded by the
Master  Servicer to the extent the related  rights to be reimbursed  therefor  have not been sold,  assigned or pledged to an Advancing
Person.

         (g)      Any amendment to this Section 3.22 or to any other  provision of this  Agreement that may be necessary or appropriate to effect the terms of an Advance  Facility as  described  generally in this  Section  3.22,  including  amendments  to add  provisions relating to a successor Master Servicer,  may be entered into by the Trustee, the Certificate Insurer,  Company and the Master Servicer
without the consent of any  Certificateholder,  with written confirmation from each Rating Agency that the amendment will not result in the  reduction  of the  ratings on any class of the  Certificates  below the lesser of the then  current  or  original  ratings on such
Certificates,  and an opinion of counsel as required by Section 11.01(c),  notwithstanding anything to the contrary in Section 11.01 of or elsewhere in this Agreement.

         (h)      Any rights of set-off that the Trust Fund,  the Trustee,  the Company,  any  Successor  Master  Servicer or any other
Person might  otherwise  have against the Master  Servicer  under this  Agreement  shall not attach to any rights to be reimbursed  for
Advances or Servicing Advances that have been sold, transferred, pledged, conveyed or assigned to any Advancing Person.

         (i)      At any time when an Advancing Person shall have ceased funding  Advances and/or  Servicing  Advances (as the case may
be) and the  Advancing  Person or related  Advance  Facility  Trustee  shall have  received  Reimbursement  Amounts  sufficient  in the aggregate to reimburse all Advances and/or Servicing  Advances (as the case may be) the right to reimbursement  for which were assigned to the Advancing  Person,  then upon the delivery of a written  notice signed by the  Advancing  Person and the Master  Servicer or its
successor  or assign) to the  Trustee  terminating  the Advance  Facility  Notice (the  "Notice of Facility  Termination"),  the Master
Servicer or its Successor  Master  Servicer shall again be entitled to withdraw and retain the related  Reimbursement  Amounts from the
Custodial Account pursuant to Section 3.10.

         (j)      After delivery of any Advance  Facility  Notice,  and until any such Advance Facility Notice has been terminated by a
Notice of Facility  Termination,  this Section 3.22 may not be amended or otherwise  modified  without the prior written consent of the related Advancing Person.

ARTICLE IV

                                                    PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.     Certificate Account.

(a)      The Master Servicer on behalf of the Trustee shall  establish and maintain a Certificate  Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each  Certificate  Account Deposit Date by wire  transfer  of  immediately  available  funds  an  amount  equal  to the sum of (i) any  Advance  for  the  immediately  succeeding
Distribution  Date, (ii) any amount required to be deposited in the Certificate  Account pursuant to Section 3.12(a),  (iii) any amount required to be deposited in the  Certificate  Account  pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other  amounts  constituting  the Available  Distribution  Amount for the  immediately  succeeding
Distribution Date.

(b)      The  Trustee  shall,  upon  written  request  from the  Master  Servicer,  invest or cause  the  institution  maintaining  the
Certificate Account to invest the funds in the Certificate Account in Permitted  Investments  designated in the name of the Trustee for the benefit of the  Certificateholders,  which shall mature or be payable on demand not later than the Business Day next  preceding the
Distribution  Date next  following  the date of such  investment  (except that (i) any  investment  in the  institution  with which the
Certificate  Account is  maintained  may mature or be payable on demand on such  Distribution  Date and (ii) any other  investment  may mature or be  payable  on demand  on such  Distribution  Date if the  Trustee  shall  advance  funds on such  Distribution  Date to the
Certificate  Account  in the amount  payable on such  investment  on such  Distribution  Date,  pending  receipt  thereof to the extent necessary  to make  distributions  on the  Certificates)  and shall not be sold or  disposed of prior to  maturity.  Subject to Section
3.16(e),  all income and gain realized from any such  investment  shall be for the benefit of the Master  Servicer and shall be subject to its  withdrawal  or order  from time to time.  The  amount of any  losses  incurred  in  respect  of any such  investments  shall be deposited  in the  Certificate  Account by the Master  Servicer  out of its own funds  immediately  as  realized  without  any right of reimbursement.  The  Trustee or its  Affiliates  are  permitted  to receive  compensation  that could be deemed to be in the  Trustee's
economic   self-interest  for  (i)  serving  as  investment  adviser  (with  respect  to  investments  made  through  its  Affiliates), administrator,  shareholder  servicing agent,  custodian or sub-custodian  with respect to certain of the Permitted  Investments,  (ii)
using  Affiliates to effect  transactions  in certain  Permitted  Investments and (iii)  effecting  transactions  in certain  Permitted
Investments.

Section 4.02.     Distributions.

                           As provided in Section 4.02 of the Series Supplement.

Section 4.03.     Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting.

(a)      Concurrently with each distribution  charged to the Certificate  Account and with respect to each Distribution Date the Master
Servicer  shall forward to the Trustee and the Trustee shall either  forward by mail or make  available to each Holder and the Company, via the Trustee's  internet  website,  a statement (and at its option,  any  additional  files  containing  the same  information in an alternative  format)  setting  forth  information  as to each Class of  Certificates,  the Mortgage  Pool and, if the Mortgage  Pool is
comprised of two or more Loan Groups,  each Loan Group,  to the extent  applicable.  This  statement will include the  information  set forth in an exhibit to the Series  Supplement.  The Trustee  shall mail to each Holder that  requests a paper copy by telephone a paper copy via first  class  mail.  The  Trustee  may  modify  the  distribution  procedures  set forth in this  Section  provided  that such procedures  are no less  convenient  for the  Certificateholders.  The Trustee  shall provide prior  notification  to the Company,  the
Master  Servicer and the  Certificateholders  regarding any such  modification.  In addition,  the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the  Certificates,  upon  reasonable  request,  such additional  information as is reasonably  obtainable  by the Master  Servicer  at no  additional  expense to the Master  Servicer.  Also,  at the request of a Rating
Agency,  the Master Servicer shall provide the information  relating to the Reportable  Modified  Mortgage Loans  substantially  in the form  attached  hereto as Exhibit Q to such Rating  Agency  within a  reasonable  period of time;  provided,  however,  that the Master
Servicer shall not be required to provide such information more than four times in a calendar year to any Rating Agency.

(b)      Within a reasonable  period of time after it receives a written  request from a Holder of a Certificate,  other than a Class R
Certificate,  the Master Servicer shall prepare, or cause to be prepared,  and shall forward, or cause to be forwarded,  to each Person who at any time during the calendar year was the Holder of a  Certificate,  other than a Class R  Certificate,  a statement  containing the  information  set forth in clauses  (v) and (vi) of the  exhibit to the  Series  Supplement  referred  to in  subsection  (a) above aggregated for such calendar year or applicable  portion thereof during which such Person was a  Certificateholder.  Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that  substantially  comparable  information shall be provided by the Master Servicer pursuant to any requirements of the Code.

(c)      Within a  reasonable  period of time after it receives a written  request from a Holder of a Class R  Certificate,  the Master
Servicer shall prepare,  or cause to be prepared,  and shall forward,  or cause to be forwarded,  to each Person who at any time during the calendar year was the Holder of a Class R Certificate,  a statement  containing the applicable  distribution  information  provided pursuant to this Section 4.03  aggregated for such calendar year or applicable  portion thereof during which such Person was the Holder of a Class R  Certificate.  Such  obligation  of the  Master  Servicer  shall be deemed  to have  been  satisfied  to the  extent  that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

(d)      Upon the written request of any Certificateholder,  the Master Servicer, as soon as reasonably practicable,  shall provide the requesting  Certificateholder  with such information as is necessary and  appropriate,  in the Master  Servicer's sole discretion,  for purposes of satisfying applicable reporting requirements under Rule 144A.

(e)      The Master  Servicer  shall,  on behalf of the Company  and in respect of the Trust Fund,  sign and cause to be filed with the
Commission any periodic  reports  required to be filed under the  provisions of the Exchange Act, and the rules and  regulations of the
Commission  thereunder  including,  without  limitation,  reports  on Form  10-K,  Form  10-D  and Form  8-K.  In  connection  with the preparation  and  filing  of  such  periodic  reports,  the  Trustee  shall  timely  provide  to the  Master  Servicer  (I) a  list  of
Certificateholders  as shown on the  Certificate  Register as of the end of each calendar  year,  (II) copies of all  pleadings,  other legal process and any other documents relating to any claims,  charges or complaints  involving the Trustee,  as trustee hereunder,  or the Trust Fund that are received by a Responsible  Officer of the Trustee,  (III) notice  of all matters that, to the actual  knowledge of a Responsible Officer of the Trustee,  have been submitted to a vote of the  Certificateholders,  other than those matters that have been  submitted  to a vote of the  Certificateholders  at the  request of the  Company or the Master  Servicer,  and (IV) notice of any failure of the Trustee to make any distribution to the  Certificateholders  as required pursuant to the Series Supplement.  Neither the
Master  Servicer nor the Trustee shall have any liability  with respect to the Master  Servicer's  failure to properly  prepare or file such  periodic  reports  resulting  from or  relating  to the Master  Servicer's  inability  or failure to obtain any  information  not resulting from the Master Servicer's own negligence or willful misconduct.

(f)      Any Form 10-K filed with the Commission in connection with this Section 4.03  shall include,  with respect to the Certificates relating to such 10-K:

(i)      A  certification,  signed by the senior  officer in charge of the  servicing  functions  of the Master  Servicer,  in the form attached  as  Exhibit  O hereto or such  other  form as may be  required  or  permitted  by the  Commission  (the  "Form  10-K
         Certification"),  in  compliance  with Rules 13a-14 and 15d-14 under the Exchange  Act and any  additional  directives  of the
         Commission.

(ii)     A report  regarding its assessment of compliance  during the preceding  calendar year with all applicable  servicing  criteria set forth in  relevant  Commission  regulations  with  respect to  mortgage-backed  securities  transactions  taken as a whole involving  the Master  Servicer  that are backed by the same types of assets as those  backing  the  certificates,  as well as similar reports on assessment of compliance  received from other parties  participating in the servicing  function as required by relevant  Commission  regulations,  as described in Item 1122(a) of Regulation  AB. The Master  Servicer  shall obtain from all other parties participating in the servicing function any required assessments.

(iii)    With respect to each assessment  report  described  immediately  above, a report by a registered  public  accounting firm that attests to, and reports on, the assessment made by the asserting party, as set forth in relevant  Commission  regulations,  as described in Regulation 1122(b) of Regulation AB and Section 3.19.

(iv)     The servicer compliance certificate required to be delivered pursuant Section 3.18.

(g)      In connection with the Form 10-K  Certification,  the Trustee shall provide the Master  Servicer with a back-up  certification substantially in the form attached hereto as Exhibit P.

(h)      This Section 4.03 may be amended in accordance with this Agreement without the consent of the Certificateholders.

(i)      The Trustee shall make  available on the  Trustee's  internet  website each of the reports filed with the  Commission by or on behalf of the Company under the Exchange Act, as soon as reasonably practicable upon delivery of such reports to the Trustee.

Section 4.04.     Distribution of Reports to the Trustee and
                           the Company; Advances by the Master Servicer.

(a)      Prior to the close of business on the  Determination  Date,  the Master  Servicer  shall  furnish a written  statement  to the
Trustee,  any Paying Agent and the Company (the  information  in such  statement to be made  available to any  Certificate  Insurer and
Certificateholders  by the Master  Servicer  on  request)  setting  forth (i) the  Available  Distribution  Amount and (ii) the amounts required  to be  withdrawn  from the  Custodial  Account and  deposited  into the  Certificate  Account on the  immediately  succeeding
Certificate  Account  Deposit Date  pursuant to clause  (iii) of Section  4.01(a).  The  determination  by the Master  Servicer of such amounts  shall,  in the absence of obvious  error,  be  presumptively  deemed to be correct for all purposes  hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

(b)      On or before 2:00 P.M. New York time on each  Certificate  Account  Deposit Date, the Master Servicer shall either (i) deposit in the Certificate  Account from its own funds, or funds received  therefor from the  Subservicers,  an amount equal to the Advances to be made by the Master  Servicer  in respect of the  related  Distribution  Date,  which shall be in an  aggregate  amount  equal to the aggregate amount of Monthly  Payments (with each interest  portion thereof  adjusted to the Net Mortgage Rate),  less the amount of any related  Servicing  Modifications,  Debt Service  Reductions  or reductions  in the amount of interest  collectable  from the Mortgagor pursuant to the Servicemembers  Civil Relief Act, as amended,  or similar legislation or regulations then in effect, on the Outstanding
Mortgage  Loans as of the related Due Date,  which  Monthly  Payments  were not  received as of the close of business as of the related
Determination  Date;  provided that no Advance  shall be made if it would be a  Nonrecoverable  Advance,  (ii) withdraw from amounts on deposit in the Custodial  Account and deposit in the  Certificate  Account all or a portion of the Amount Held for Future  Distribution in discharge of any such  Advance,  or (iii) make advances in the form of any  combination  of (i) and (ii)  aggregating  the amount of such Advance.  Any portion of the Amount Held for Future  Distribution  so used shall be replaced by the Master  Servicer by deposit in the Certificate  Account on or before 11:00 A.M. New York time on any future Certificate  Account Deposit Date to the extent that funds attributable  to the  Mortgage  Loans that are  available  in the  Custodial  Account  for deposit in the  Certificate  Account on such
Certificate Account Deposit Date shall be less than payments to  Certificateholders  required to be made on the following  Distribution
Date.  The Master  Servicer  shall be entitled to use any Advance made by a Subservicer  as described in Section  3.07(b) that has been deposited in the Custodial  Account on or before such  Distribution Date as part of the Advance made by the Master Servicer pursuant to this  Section  4.04.  The  amount of any  reimbursement  pursuant  to  Section  4.02(a)  in  respect  of  outstanding  Advances  on any
Distribution  Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods,  which allocation shall be made, to the extent  practicable,  to Monthly  Payments which have been delinquent for the longest period of time. Such  allocations shall be conclusive  for purposes of  reimbursement  to the Master  Servicer  from  recoveries on related  Mortgage  Loans  pursuant to
Section 3.10.

         The  determination by the Master Servicer that it has made a  Nonrecoverable  Advance or that any proposed  Advance,  if made, would  constitute a  Nonrecoverable  Advance,  shall be evidenced by an Officers'  Certificate of the Master Servicer  delivered to the
Company and the Trustee.

         If the Master  Servicer  determines  as of the Business Day  preceding any  Certificate  Account  Deposit Date that it will be unable to  deposit in the  Certificate  Account an amount  equal to the  Advance  required  to be made for the  immediately  succeeding
Distribution  Date, it shall give notice to the Trustee of its  inability to advance (such notice may be given by telecopy),  not later than 3:00 P.M.,  New York time,  on such  Business Day,  specifying  the portion of such amount that it will be unable to deposit.  Not later than 3:00 P.M., New York time, on the Certificate  Account  Deposit Date the Trustee shall,  unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy)  that the Master  Servicer  shall have directly or indirectly deposited  in the  Certificate  Account  such  portion of the amount of the  Advance as to which the Master  Servicer  shall have given notice  pursuant to the preceding  sentence,  pursuant to Section 7.01,  (a) terminate all of the rights and  obligations of the Master
Servicer  under this  Agreement  in  accordance  with  Section 7.01 and (b) assume the rights and  obligations  of the Master  Servicer hereunder,  including  the  obligation  to deposit  in the  Certificate  Account an amount  equal to the  Advance  for the  immediately succeeding Distribution Date.

         The Trustee shall deposit all funds it receives pursuant to this Section 4.04 into the Certificate Account.

Section 4.05.     Allocation of Realized Losses.

         As provided in Section 4.05 of the Series Supplement.

Section 4.06.     Reports of Foreclosures and Abandonment of Mortgaged Property.

         The Master  Servicer or the  Subservicers  shall file  information  returns with respect to the receipt of mortgage  interests received in a trade or business,  the reports of foreclosures  and abandonments of any Mortgaged  Property and the information  returns relating to cancellation of indebtedness  income with respect to any Mortgaged  Property  required by Sections 6050H,  6050J and 6050P, respectively,  of the Code,  and deliver to the Trustee an Officers'  Certificate  on or before March 31 of each year stating that such reports  have been filed.  Such  reports  shall be in form and  substance  sufficient  to meet the  reporting  requirements  imposed by
Sections 6050H, 6050J and 6050P of the Code.

Section 4.07.     Optional Purchase of Defaulted Mortgage Loans.

(a)      With respect to any Mortgage Loan that is delinquent  in payment by 90 days or more,  the Master  Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase  Price  therefor;  provided,  that such Mortgage Loan that becomes 90 days or more  delinquent  during any given Calendar  Quarter shall only be eligible for purchase  pursuant to this Section during the period beginning on the first  Business  Day of the  following  Calendar  Quarter,  and ending at the close of business on the  second-to-last
Business Day of such following Calendar Quarter;  and provided,  further,  that such Mortgage Loan is 90 days or more delinquent at the time of repurchase.  Such option if not exercised  shall not thereafter be reinstated as to any Mortgage Loan,  unless the  delinquency is cured and the Mortgage Loan thereafter again becomes delinquent in payment by 90 days or more in a subsequent Calendar Quarter.

(b)      If at any time the Master  Servicer makes a payment to the Certificate  Account  covering the amount of the Purchase Price for such a Mortgage  Loan as provided in clause (a) above,  and the Master  Servicer  provides to the Trustee a  certification  signed by a
Servicing  Officer  stating  that the amount of such payment has been  deposited in the  Certificate  Account,  then the Trustee  shall execute the assignment of such Mortgage Loan at the request of the Master Servicer,  without  recourse,  to the Master Servicer,  which shall succeed to all the Trustee's  right,  title and interest in and to such Mortgage  Loan,  and all security and documents  relative thereto.  Such  assignment  shall be an  assignment  outright  and not for  security.  The  Master  Servicer  will  thereupon  own such
Mortgage,  and all such security and documents,  free of any further obligation to the Trustee or the  Certificateholders  with respect thereto.

         If,  however,  the Master  Servicer shall have exercised its right to repurchase a Mortgage Loan pursuant to this Section 4.07 upon the written request of and with funds provided by the Junior  Certificateholder  and thereupon  transferred  such Mortgage Loan to the Junior Certificateholder, the Master Servicer shall so notify the Trustee in writing.

Section 4.08.     Surety Bond.

(a)      If a Required  Surety  Payment is payable  pursuant to the Surety Bond with respect to any  Additional  Collateral  Loan,  the
Master  Servicer shall so notify the Trustee as soon as reasonably  practicable  and the Trustee shall promptly  complete the notice in the form of  Attachment  1 to the Surety Bond and shall  promptly  submit  such notice to the Surety as a claim for a Required  Surety.
The Master  Servicer shall upon request  assist the Trustee in completing  such notice and shall provide any  information  requested by the Trustee in connection therewith.

(b)      Upon  receipt of a Required  Surety  Payment  from the Surety on behalf of the  Holders of  Certificates,  the  Trustee  shall deposit such Required Surety Payment in the  Certificate  Account and shall  distribute  such Required Surety Payment,  or the proceeds thereof, in accordance with the provisions of Section 4.02.

(c)      The Trustee  shall (i) receive as  attorney-in-fact  of each Holder of a  Certificate  any  Required  Surety  Payment from the
Surety and (ii) disburse the same to the Holders of such Certificates as set forth in Section 4.02.

ARTICLE V

                                                           THE CERTIFICATES

Section 5.01.     The Certificates.

(a)      The Senior,  Class X, Class M, Class B, Class P, Class SB and Class R  Certificates  shall be  substantially  in the forms set forth in  Exhibits  A, A-I,  B, C, C-I,  C-II and D,  respectively,  or such  other  form or forms as shall be set forth in the  Series
Supplement,  and shall, on original issue,  be executed and delivered by the Trustee to the  Certificate  Registrar for  authentication and  delivery to or upon the order of the Company upon receipt by the Trustee or the  Custodian of the  documents  specified in Section
2.01.  The  Certificates  shall be  issuable  in the  minimum  denominations  designated  in the  Preliminary  Statement  to the Series
Supplement.

         The  Certificates  shall be executed by manual or  facsimile  signature  on behalf of an  authorized  officer of the  Trustee.
Certificates  bearing the manual or facsimile  signatures of individuals  who were at any time the proper officers of the Trustee shall bind the Trustee,  notwithstanding  that such  individuals or any of them have ceased to hold such offices prior to the  authentication and delivery of such  Certificate or did not hold such offices at the date of such  Certificates.  No Certificate  shall be entitled to any  benefit  under  this  Agreement,  or be valid  for any  purpose,  unless  there  appears  on such  Certificate  a  certificate  of authentication  substantially  in the form provided for herein  executed by the  Certificate  Registrar by manual  signature,  and such certificate  upon  any  Certificate  shall  be  conclusive  evidence,  and the only  evidence,  that  such  Certificate  has been  duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.

(b)      Except as provided  below,  registration  of Book-Entry  Certificates  may not be transferred by the Trustee except to another
Depository that agrees to hold such Certificates for the respective  Certificate Owners with Ownership  Interests therein.  The Holders of the  Book-Entry  Certificates  shall hold their  respective  Ownership  Interests  in and to each of such  Certificates  through the book-entry  facilities of the Depository and, except as provided below, shall not be entitled to Definitive  Certificates in respect of such Ownership Interests.  All transfers by Certificate Owners of their respective  Ownership Interests in the Book-Entry  Certificates
shall be made in accordance  with the  procedures  established  by the  Depository  Participant  or brokerage  firm  representing  such
Certificate  Owner.  Each  Depository  Participant  shall  transfer the Ownership  Interests  only in the  Book-Entry  Certificates  of
Certificate  Owners it  represents  or of  brokerage  firms  for  which it acts as agent in  accordance  with the  Depository's  normal procedures.

         The  Trustee,  the  Master  Servicer  and the  Company  may for all  purposes  (including  the making of  payments  due on the respective  Classes of Book-Entry  Certificates)  deal with the Depository as the authorized  representative of the Certificate  Owners with respect to the  respective  Classes of Book-Entry  Certificates  for the purposes of exercising  the rights of  Certificateholders hereunder.  The rights of Certificate  Owners with respect to the  respective  Classes of Book-Entry  Certificates  shall be limited to those  established  by law and  agreements  between  such  Certificate  Owners and the  Depository  Participants  and  brokerage  firms representing  such Certificate  Owners.  Multiple  requests and directions from, and votes of, the Depository as Holder of any Class of
Book-Entry  Certificates  with  respect to any  particular  matter  shall not be deemed  inconsistent  if they are made with respect to different  Certificate  Owners.  The Trustee may establish a reasonable  record date in connection with  solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

         If (i)(A) the Company  advises the Trustee in writing that the Depository is no longer  willing or able to properly  discharge its  responsibilities  as  Depository  and (B) the Company is unable to locate a qualified  successor or (ii) the Company  notifies the
Depository  and the  Trustee of its intent to  terminate  the  book-entry  system and,  upon  receipt of notice of such intent from the
Depository,  the Depository  Participants holding beneficial interests in the Book-Entry Certificates agree to such termination through the Depository,  the Trustee shall notify all Certificate  Owners,  through the Depository,  of the occurrence of any such event and of the  availability  of  Definitive  Certificates  to  Certificate  Owners  requesting  the same.  Upon  surrender  to the Trustee of the
Book-Entry Certificates by the Depository,  accompanied by registration  instructions from the Depository for registration of transfer, the Trustee shall execute,  authenticate  and deliver the  Definitive  Certificates.  In addition,  if an Event of Default has occurred and is continuing,  each Certificate  Owner materially  adversely  affected thereby may at its option request a Definitive  Certificate evidencing such Certificate  Owner's Percentage  Interest in the related Class of Certificates.  In order to make such a request,  such
Certificate  Owner shall,  subject to the rules and  procedures of the  Depository,  provide the  Depository or the related  Depository
Participant  with directions for the Certificate  Registrar to exchange or cause the exchange of the  Certificate  Owner's  interest in such  Class  of  Certificates  for an  equivalent  Percentage  Interest  in fully  registered  definitive  form.  Upon  receipt  by the
Certificate  Registrar  of  instructions  from the  Depository  directing  the  Certificate  Registrar  to effect such  exchange  (such instructions shall contain information regarding the Class of Certificates and the Certificate  Principal Balance being exchanged,  the
Depository  Participant account to be debited with the decrease,  the registered holder of and delivery instructions for the Definitive
Certificate,  and any other  information  reasonably  required by the  Certificate  Registrar),  (i) the  Certificate  Registrar  shall instruct the Depository to reduce the related Depository  Participant's  account by the aggregate  Certificate Principal Balance of the
Definitive  Certificate,  (ii) the Trustee shall execute and the Certificate  Registrar shall  authenticate and deliver,  in accordance with the  registration  and delivery  instructions  provided by the Depository,  a Definitive  Certificate  evidencing such Certificate
Owner's  Percentage  Interest in such Class of  Certificates  and (iii) the Trustee shall execute and the  Certificate  Registrar shall authenticate a new Book-Entry  Certificate  reflecting the reduction in the aggregate  Certificate  Principal  Balance of such Class of
Certificates by the Certificate Principal Balance of the Definitive Certificate.

         None of the  Company,  the Master  Servicer or the  Trustee  shall be liable for any actions  taken by the  Depository  or its nominee,  including,  without  limitation,  any delay in delivery of any instructions  required under Section 5.01 and may conclusively rely on, and shall be protected in relying on, such  instructions.  Upon the issuance of Definitive  Certificates,  the Trustee and the
Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

(c)      If the Class A-V Certificates are Definitive  Certificates,  from time to time Residential  Funding,  as the initial Holder of the Class A-V  Certificates,  may exchange such Holder's Class A-V  Certificates  for Subclasses of Class A-V Certificates to be issued under this  Agreement  by  delivering  a "Request  for  Exchange"  substantially  in the form  attached to this  Agreement as Exhibit N executed by an authorized  officer,  which Subclasses,  in the aggregate,  will represent the Uncertificated  REMIC Regular Interests Z corresponding  to the Class A-V  Certificates  so surrendered for exchange.  Any Subclass so issued shall bear a numerical  designation commencing with Class A-V-1 and continuing  sequentially  thereafter,  and will evidence ownership of the Uncertificated  REMIC Regular
Interest  or  Interests  specified  in writing by such  initial  Holder to the  Trustee.  The  Trustee  may  conclusively,  without any independent  verification,  rely on, and shall be protected in relying on, Residential  Funding's  determinations of the Uncertificated
REMIC Regular  Interests Z corresponding to any Subclass,  the Initial Notional Amount and the initial  Pass-Through Rate on a Subclass as set forth in such  Request  for  Exchange  and the Trustee  shall have no duty to  determine  if any  Uncertificated  REMIC  Regular
Interest Z designated on a Request for Exchange  corresponds to a Subclass which has  previously  been issued.  Each Subclass so issued shall be  substantially  in the form set forth in Exhibit A and shall,  on original  issue, be executed and delivered by the Trustee to the  Certificate  Registrar  for  authentication  and delivery in  accordance  with Section  5.01(a).  Every  Certificate  presented or surrendered  for exchange by the initial  Holder shall (if so required by the Trustee or the  Certificate  Registrar)  be duly endorsed by, or be accompanied by a written  instrument of transfer  attached to such  Certificate and shall be completed to the satisfaction of the Trustee and the  Certificate  Registrar duly executed by, the initial  Holder  thereof or his attorney duly  authorized in writing.
The  Certificates  of any Subclass of Class A-V  Certificates  may be  transferred  in whole,  but not in part, in accordance  with the provisions of Section 5.02.

Section 5.02.     Registration of Transfer and Exchange of Certificates.

(a)      The Trustee  shall cause to be kept at one of the offices or agencies to be  appointed by the Trustee in  accordance  with the provisions of Section 8.12 a Certificate  Register in which,  subject to such reasonable  regulations as it may prescribe,  the Trustee shall provide for the registration of Certificates  and of transfers and exchanges of Certificates as herein  provided.  The Trustee is initially appointed  Certificate  Registrar for the purpose of registering  Certificates and transfers and exchanges of Certificates as herein  provided.  The  Certificate  Registrar,  or  the  Trustee,  shall  provide  the  Master  Servicer  with  a  certified  list  of
Certificateholders as of each Record Date prior to the related Determination Date.

(b)      Upon surrender for  registration  of transfer of any  Certificate  at any office or agency of the Trustee  maintained for such purpose  pursuant to Section 8.12 and, in the case of any Class M, Class B, Class P or Class R Certificate,  upon  satisfaction  of the conditions set forth below,  the Trustee shall execute and the Certificate  Registrar shall  authenticate  and deliver,  in the name of the  designated  transferee or  transferees,  one or more new  Certificates  of a like Class (or  Subclass)  and  aggregate  Percentage
Interest.

(c)      At the option of the Certificateholders,  Certificates may be exchanged for other Certificates of authorized  denominations of a like Class (or Subclass) and aggregate  Percentage  Interest,  upon surrender of the  Certificates to be exchanged at any such office or agency.  Whenever any  Certificates  are so surrendered for exchange the Trustee shall execute and the  Certificate  Registrar shall authenticate  and  deliver  the  Certificates  of such Class which the  Certificateholder  making the  exchange is entitled to receive.
Every  Certificate  presented  or  surrendered  for  transfer  or exchange  shall (if so  required  by the  Trustee or the  Certificate
Registrar) be duly endorsed by, or be  accompanied  by a written  instrument  of transfer in form  satisfactory  to the Trustee and the
Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d)      No transfer,  sale,  pledge or other  disposition of a Class B Certificate,  Class P Certificate or privately  offered Class R
Certificate shall be made unless such transfer,  sale, pledge or other disposition is exempt from the registration  requirements of the
Securities Act of 1933, as amended,  and any applicable  state  securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B Certificate  Class P  Certificate  or privately  offered  Class R  Certificate  is to be made either
(i)(A) the Trustee shall require a written Opinion of Counsel  acceptable to and in form and substance  satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption,  describing the applicable exemption and the basis therefor,  from said Act and laws or is being made  pursuant to said Act and laws,  which  Opinion of Counsel  shall not be an expense of the  Trustee, the Company or the Master  Servicer  (except  that,  if such  transfer is made by the Company or the Master  Servicer or any  Affiliate
thereof,  the Company or the Master  Servicer  shall provide such Opinion of Counsel at their own expense);  provided that such Opinion of Counsel  will not be required in  connection  with the initial  transfer  of any such  Certificate  by the Company or any  Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee  shall  require the  transferee  to execute a  representation letter,  substantially  in the form of Exhibit H hereto,  and the Trustee  shall  require the  transferor  to execute a  representation letter,  substantially  in the form of Exhibit I hereto,  each acceptable to and in form and substance  satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer,  which  representation  letters shall not be an expense of the  Trustee,  the Company or the Master  Servicer;  provided,  however,  that such  representation  letters  will not be required  in  connection  with any  transfer  of any such  Certificate  by the  Company or any  Affiliate  thereof to the Company or an
Affiliate of the Company,  and the Trustee shall be entitled to conclusively  rely upon a  representation  (which,  upon the request of the Trustee,  shall be a written  representation)  from the Company, of the status of such transferee as an Affiliate of the Company or
(ii) the  prospective  transferee of such a Certificate  shall be required to provide the Trustee,  the Company and the Master Servicer with an  investment  letter  substantially  in the form of  Exhibit J attached  hereto  (or such other form as the  Company in its sole discretion deems acceptable),  which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer,  and
which investment  letter states that,  among other things,  such transferee (A) is a "qualified  institutional  buyer" as defined under
Rule 144A,  acting for its own account or the accounts of other  "qualified  institutional  buyers" as defined under Rule 144A, and (B)
is aware that the proposed  transferor  intends to rely on the exemption  from  registration  requirements  under the Securities Act of
1933, as amended,  provided by Rule 144A.  The Holder of any such  Certificate  desiring to effect any such transfer,  sale,  pledge or other  disposition  shall,  and does hereby agree to,  indemnify  the Trustee,  the Company,  the Master  Servicer and the  Certificate
Registrar  against any liability that may result if the transfer,  sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

(e)  (i) In the case of any Class B, Class P or Class R Certificate  presented for  registration in the name of any Person,  either (A)
     the Trustee shall require an Opinion of Counsel addressed to the Trustee,  the Company and the Master Servicer,  acceptable to and in form and substance  satisfactory  to the Trustee to the effect that the purchase or holding of such Class B, Class P or Class R
     Certificate is permissible  under  applicable law, will not constitute or result in any non-exempt  prohibited  transaction  under
     Section 406 of the  Employee  Retirement  Income  Security  Act of 1974,  as amended  ("ERISA"),  or Section  4975 of the Code (or comparable provisions of any subsequent  enactments),  and will not subject the Trustee, the Company or the Master Servicer to any
     obligation  or  liability  (including  obligations  or  liabilities  under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement,  which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (B) the  prospective  Transferee  shall be  required  to provide  the  Trustee,  the  Company  and the Master  Servicer  with a certification  to the  effect  set forth in  paragraph  six of  Exhibit H (with  respect  to any  Class B  Certificate  or Class P
     Certificate)  or  paragraph  fifteen of Exhibit  G-1 (with  respect to any Class R  Certificate),  which the Trustee may rely upon without further inquiry or investigation,  or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such  registration is requested  either (a) is not an employee  benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class B Certificate,  the following conditions are satisfied:  (i)
     such Transferee is an insurance company,  (ii) the source of funds used to purchase or hold such Certificate (or interest therein)
     is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited  Transaction Class Exemption ("PTCE")
     95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

(ii) Any  Transferee  of a Class M  Certificate  will be  deemed to have  represented  by virtue of its  purchase  or  holding  of such
     Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor,  (b) it has acquired and is holding such
     Certificate in reliance on Prohibited  Transaction  Exemption ("PTE") 94-29, as most recently amended,  PTE 2007-05,  72 Fed. Reg.
     13130 (March 20, 2007) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the
     RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by
     Standard & Poor's, Fitch, Moody's, DBRS Limited, or DBRS, Inc. or (c) such Transferee is a Complying Insurance Company.

(iii) (A) If any Class M Certificate  (or any interest  therein) is acquired or held by any Person that does not satisfy the conditions described in paragraph (ii) above, then the last preceding  Transferee that either (i) is not a Plan Investor,  (ii) acquired such
     Certificate  in compliance  with the RFC Exemption,  or (iii) is a Complying  Insurance  Company shall be restored,  to the extent permitted by law, to all rights and  obligations  as  Certificate  Owner thereof  retroactive to the date of such Transfer of such
     Class M Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

(B)  Any purported  Certificate  Owner whose  acquisition or holding of any Class M Certificate  (or interest  therein) was effected in violation of the  restrictions  in this Section  5.02(e) shall  indemnify and hold harmless the Company,  the Trustee,  the Master
     Servicer, any Subservicer, the Underwriters and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(f)      (i) Each Person who has or who acquires any  Ownership  Interest in a Class R  Certificate  shall be deemed by the  acceptance or acquisition of such Ownership  Interest to have agreed to be bound by the following  provisions and to have  irrevocably  authorized the Trustee or its designee  under clause  (iii)(A)  below to deliver  payments to a Person other than such Person and to negotiate the terms of any  mandatory  sale under  clause  (iii)(B)  below and to execute  all  instruments  of transfer  and to do all other  things necessary in connection  with any such sale. The rights of each Person  acquiring any Ownership  Interest in a Class R Certificate  are
expressly subject to the following provisions:

(A)  Each Person  holding or acquiring  any  Ownership  Interest in a Class R  Certificate  shall be a Permitted  Transferee  and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(B)  In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not  register  the  Transfer of any Class R  Certificate  until its receipt of, (I) an  affidavit  and  agreement (a
     "Transfer  Affidavit  and  Agreement,"  in the form  attached  hereto as Exhibit  G-1) from the proposed  Transferee,  in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not  acquiring  its Ownership  Interest in the Class R  Certificate  that is the subject of the proposed  Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee,  that for so long as it retains its Ownership Interest in a Class R  Certificate,  it will  endeavor to remain a Permitted  Transferee,  and that it has reviewed the  provisions of this
     Section  5.02(f) and agrees to be bound by them,  and (II) a  certificate,  in the form  attached  hereto as Exhibit G-2, from the
     Holder wishing to transfer the Class R Certificate,  in form and substance  satisfactory to the Master Servicer,  representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

(C)  Notwithstanding  the  delivery of a Transfer  Affidavit  and  Agreement  by a proposed  Transferee  under  clause (B) above,  if a
     Responsible  Officer of the Trustee who is assigned to this Agreement has actual  knowledge that the proposed  Transferee is not a
     Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

(D)  Each Person holding or acquiring any Ownership  Interest in a Class R Certificate shall agree (x) to require a Transfer  Affidavit and Agreement from any other Person to whom such Person  attempts to transfer its Ownership  Interest in a Class R Certificate and
     (y) not to transfer its Ownership  Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit
     G-2.

(E)  Each Person  holding or acquiring an Ownership  Interest in a Class R  Certificate,  by purchasing  an Ownership  Interest in such
     Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary
     Treasury Regulations Section 1.67-3T(a)(2)(i)(A)  immediately upon acquiring an Ownership Interest in a Class R Certificate, if it
     is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

(ii)     The Trustee shall register the Transfer of any Class R Certificate  only if it shall have received the Transfer  Affidavit and
         Agreement,  a certificate of the Holder  requesting  such transfer in the form attached  hereto as Exhibit G-2 and all of such other documents as shall have been reasonably  required by the Trustee as a condition to such  registration.  Transfers of the
         Class R Certificates to Non-United  States Persons and  Disqualified  Organizations  (as defined in Section  860E(e)(5) of the
         Code) are prohibited.

(iii)    (A)               If any  Disqualified  Organization  shall become a holder of a Class R Certificate,  then the last preceding
         Permitted  Transferee  shall be restored,  to the extent  permitted by law, to all rights and  obligations  as Holder  thereof retroactive  to the date of  registration  of such Transfer of such Class R Certificate.  If a Non-United  States Person shall become a holder of a Class R  Certificate,  then the last  preceding  United  States  Person shall be restored,  to the extent permitted by law, to all rights and  obligations as Holder thereof  retroactive to the date of  registration  of such Transfer of such Class R  Certificate.  If a transfer of a Class R Certificate  is  disregarded  pursuant to the provisions of Treasury
         Regulations  Section 1.860E-1 or Section  1.860G-3,  then the last preceding  Permitted  Transferee shall be restored,  to the extent  permitted by law, to all rights and  obligations as Holder thereof  retroactive  to the date of  registration  of such
         Transfer of such Class R Certificate.  The Trustee shall be under no liability to any Person for any  registration of Transfer of a Class R  Certificate  that is in fact not  permitted  by this  Section  5.02(f) or for making  any  payments  due on such
         Certificate  to the holder  thereof or for taking any other action with respect to such holder  under the  provisions  of this
         Agreement.

(B)      If any purported  Transferee  shall become a Holder of a Class R Certificate in violation of the  restrictions in this Section
                  5.02(f) and to the extent that the  retroactive  restoration  of the rights of the Holder of such Class R Certificate as described in clause  (iii)(A) above shall be invalid,  illegal or  unenforceable,  then the Master  Servicer shall have the right,  without notice to the holder or any prior holder of such Class R  Certificate,  to sell such Class R
                  Certificate  to a purchaser  selected by the Master  Servicer on such terms as the Master  Servicer may choose.  Such purported  Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master  Servicer.  Such purchaser may be the Master Servicer  itself or any Affiliate of the Master  Servicer.
                  The proceeds of such sale, net of the commissions  (which may include  commissions  payable to the Master Servicer or its  Affiliates),  expenses  and taxes due,  if any,  shall be  remitted  by the Master  Servicer  to such  purported
                  Transferee.  The terms and  conditions  of any sale  under  this  clause  (iii)(B)  shall be  determined  in the sole discretion  of the Master  Servicer,  and the Master  Servicer  shall not be liable to any Person having an Ownership
                  Interest in a Class R Certificate as a result of its exercise of such discretion.

(iv)     The Master Servicer,  on behalf of the Trustee,  shall make available,  upon written request from the Trustee, all information necessary  to compute any tax imposed (A) as a result of the  Transfer of an Ownership  Interest in a Class R  Certificate  to
         any Person who is a  Disqualified  Organization,  including the  information  regarding  "excess  inclusions"  of such Class R
         Certificates  required  to be  provided  to the  Internal  Revenue  Service  and  certain  Persons as  described  in  Treasury
         Regulations Sections  1.860D-1(b)(5) and 1.860E-2(a)(5),  and (B) as a result of any regulated investment company, real estate investment trust, common trust fund,  partnership,  trust,  estate or organization  described in Section 1381 of the Code that holds an  Ownership  Interest  in a Class R  Certificate  having as among its  record  holders at any time any Person who is a
         Disqualified  Organization.  Reasonable  compensation  for providing such  information  may be required by the Master Servicer from such Person.

(v)      The provisions of this Section  5.02(f) set forth prior to this clause (v) may be modified,  added to or eliminated,  provided that there shall have been delivered to the Trustee the following:

(A)      written  notification  from each  Rating  Agency to the effect  that the  modification,  addition  to or  elimination  of such provisions  will not cause such Rating  Agency to downgrade  its  then-current  ratings,  if any, of any Class of the
                  Senior (in the case of the Insured  Certificates (as defined in the Series  Supplement),  such determination shall be made without  giving  effect to the  Certificate  Policy (as defined in the Series  Supplement)),  Class M or Class B
                  Certificates  below the lower of the  then-current  rating or the  rating  assigned  to such  Certificates  as of the
                  Closing Date by such Rating Agency; and

(B)      subject to Section  10.01(f),  an Officers'  Certificate of the Master Servicer  stating that the Master Servicer has received an  Opinion  of  Counsel,  in form and  substance  satisfactory  to the  Master  Servicer,  to the  effect  that such modification,  addition to or absence of such  provisions  will not cause any portion of any REMIC  formed  under the
                  Series  Supplement  to cease to qualify as a REMIC and will not cause (x) any portion of any REMIC  formed  under the
                  Series  Supplement to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person
                  that is a Disqualified  Organization  or (y) a  Certificateholder  or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

(g)      No service  charge  shall be made for any  transfer  or  exchange of  Certificates  of any Class,  but the Trustee may require payment of a sum  sufficient to cover any tax or  governmental  charge that may be imposed in connection  with any transfer or exchange of Certificates.

(h)      All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates.

         If (i) any mutilated  Certificate is surrendered to the Certificate  Registrar,  or the Trustee and the Certificate  Registrar
receive  evidence to their  satisfaction  of the  destruction,  loss or theft of any  Certificate,  and (ii) there is  delivered to the
Trustee and the  Certificate  Registrar such security or indemnity as may be required by them to save each of them  harmless,  then, in the absence of notice to the Trustee or the  Certificate  Registrar that such  Certificate  has been acquired by a bona fide purchaser, the Trustee  shall  execute and the  Certificate  Registrar  shall  authenticate  and  deliver,  in exchange for or in lieu of any such mutilated,  destroyed, lost or stolen Certificate,  a new Certificate of like tenor, Class and Percentage Interest but bearing a number not  contemporaneously  outstanding.  Upon the issuance of any new Certificate under this Section,  the Trustee may require the payment of a sum  sufficient  to cover any tax or other  governmental  charge  that may be imposed in relation  thereto and any other  expenses
(including the fees and expenses of the Trustee and the Certificate  Registrar) connected therewith.  Any duplicate  Certificate issued pursuant to this Section shall constitute  complete and indefeasible  evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.     Persons Deemed Owners.

         Prior to due presentation of a Certificate for registration of transfer,  the Company,  the Master Servicer,  the Trustee, any
Certificate  Insurer,  the  Certificate  Registrar and any agent of the Company,  the Master  Servicer,  the Trustee,  any  Certificate
Insurer  or the  Certificate  Registrar  may  treat  the  Person  in whose  name any  Certificate  is  registered  as the owner of such
Certificate for the purpose of receiving  distributions  pursuant to Section 4.02 and for all other purposes whatsoever,  except as and to the extent  provided in the  definition of  "Certificateholder,"  and neither the Company,  the Master  Servicer,  the Trustee,  any
Certificate  Insurer,  the  Certificate  Registrar nor any agent of the Company,  the Master  Servicer,  the Trustee,  any  Certificate
Insurer or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.     Appointment of Paying Agent.

         The Trustee may appoint a Paying Agent for the purpose of making distributions to the  Certificateholders  pursuant to Section
4.02. In the event of any such  appointment,  on or prior to each  Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the  Certificateholders  in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

         The Trustee  shall cause each Paying  Agent to execute  and deliver to the Trustee an  instrument  in which such Paying  Agent shall agree with the Trustee that such Paying Agent shall hold all sums held by it for the payment to the  Certificateholders  in trust for the benefit of the Certificateholders  entitled thereto until such sums shall be distributed to such  Certificateholders.  Any sums so held by  such  Paying  Agent  shall  be held  only  in  Eligible  Accounts  to the  extent  such  sums  are not  distributed  to the
Certificateholders on the date of receipt by such Paying Agent.

Section 5.06.     U.S.A. Patriot Act Compliance.

         In order for it to comply  with its  duties  under the  U.S.A.  Patriot  Act,  the  Trustee  may  obtain  and  verify  certain information from the other parties hereto, including but not limited to such parties' name, address and other identifying information.

ARTICLE VI

                                                  THE COMPANY AND THE MASTER SERVICER

Section 6.01.     Respective Liabilities of the Company and the Master Servicer.

         The  Company  and the  Master  Servicer  shall each be liable in  accordance  herewith  only to the extent of the  obligations specifically  and respectively  imposed upon and undertaken by the Company and the Master Servicer  herein.  By way of illustration and not limitation,  the Company is not liable for the servicing and  administration  of the Mortgage Loans, nor is it obligated by Section
7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such  obligations,  nor is it liable for any other  obligation  hereunder that it may, but is not obligated to, assume unless it elects to assume such  obligation in accordance herewith.

Section 6.02.     Merger or Consolidation of the Company or the Master Servicer; Assignment of Rights and Delegation of Duties by
                           Master Servicer.

(a)      The Company and the Master  Servicer  shall each keep in full effect its  existence,  rights and  franchises  as a corporation under the laws of the state of its  incorporation  and as a limited  liability company under the laws of the state of its organization, respectively,  and shall each obtain and preserve its  qualification  to do business as a foreign  corporation  or other Person in each jurisdiction in which such  qualification is or shall be necessary to protect the validity and  enforceability  of this Agreement,  the
Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

(b)      Any Person into which the Company or the Master  Servicer  may be merged or  converted  or with which it may be  consolidated, or any Person  resulting from any merger,  conversion or consolidation to which the Company or the Master Servicer shall be a party, or any Person  succeeding  to the  business of the Company or the Master  Servicer,  shall be the  successor  of the Company or the Master
Servicer,  as the case may be,  hereunder,  without the  execution  or filing of any paper or any further act on the part of any of the parties hereto, anything in this Section 6.02(b) to the contrary  notwithstanding;  provided,  however, that the successor or surviving
Person to the Master  Servicer  shall be  qualified  to service  mortgage  loans on behalf of Fannie Mae or Freddie  Mac;  and provided further that the Master  Servicer (or the Company,  as  applicable)  shall notify each Rating  Agency and the Trustee in writing of any such merger, conversion or consolidation at least 30 days prior to the effective date of such event.

(c)      Notwithstanding  anything  else in this  Section  6.02 and Section 6.04 to the  contrary,  the Master  Servicer may assign its rights and delegate its duties and obligations  under this Agreement;  provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service  mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably  satisfactory  to the Trustee and the  Company,  is willing to service the  Mortgage  Loans and  executes  and delivers to the Company and the Trustee an agreement,  in form and substance reasonably  satisfactory to the Company and the Trustee,  which contains an assumption by such Person of the due and punctual  performance  and observance of each covenant and condition to be performed or observed by the Master  Servicer under this Agreement;  provided  further that each Rating  Agency's  rating of the Classes of Certificates  (in the case of the Insured
Certificates (as defined in the Series  Supplement),  such determination  shall be made without giving effect to the Certificate Policy
(as defined in the Series  Supplement)) that have been rated in effect  immediately prior to such assignment and delegation will not be qualified,  reduced or withdrawn  as a result of such  assignment  and  delegation  (as  evidenced by a letter to such effect from each
Rating Agency).  In the case of any such assignment and  delegation,  the Master Servicer shall be released from its obligations  under this  Agreement,  except that the Master  Servicer shall remain liable for all  liabilities  and  obligations  incurred by it as Master
Servicer  hereunder  prior to the  satisfaction  of the  conditions to such  assignment  and delegation set forth in the next preceding sentence.  Notwithstanding  the  foregoing,  in the event of a pledge or  assignment  by the  Master  Servicer  solely of its rights to purchase  all assets of the Trust Fund under  Section  9.01(a)  (or, if so  specified  in Section  9.01(a),  its rights to purchase the
Mortgage Loans and property acquired related to such Mortgage Loans or its rights to purchase the Certificates  related  thereto),  the provisos of the first sentence of this paragraph will not apply.

Section 6.03.     Limitation on Liability of the Company,
                           the Master Servicer and Others.

         Neither the  Company,  the Master  Servicer  nor any of the  directors,  officers,  employees  or agents of the Company or the
Master  Servicer shall be under any liability to the Trust Fund or the  Certificateholders  for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement,  or for errors in judgment;  provided,  however, that this provision shall not protect the Company,  the Master Servicer or any such Person against any breach of warranties or representations  made herein or any liability which would otherwise be imposed by reason of willful  misfeasance,  bad faith or gross  negligence in the performance of duties or by reason of reckless  disregard of obligations and duties hereunder.  The Company,  the Master Servicer and any director, officer,  employee  or agent of the  Company or the Master  Servicer  may rely in good faith on any  document  of any kind prima  facie properly  executed and submitted by any Person  respecting any matters  arising  hereunder.  The Company,  the Master  Servicer and any director,  officer,  employee or agent of the Company or the Master  Servicer  shall be indemnified by the Trust Fund and held harmless against any loss,  liability or expense  incurred in connection with any legal action  relating to this Agreement or the  Certificates, other than any loss,  liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss,  liability or expense  shall be otherwise  reimbursable  pursuant to this  Agreement)  and any loss,  liability  or expense  incurred by reason of willful  misfeasance,  bad faith or gross  negligence  in the  performance  of duties  hereunder or by reason of reckless  disregard of obligations and duties hereunder.

         Neither the Company nor the Master  Servicer  shall be under any  obligation  to appear in,  prosecute  or defend any legal or administrative  action,  proceeding,  hearing or examination  that is not incidental to its respective  duties under this Agreement and which in its opinion may involve it in any expense or  liability;  provided,  however,  that the Company or the Master  Servicer may in its discretion  undertake any such action,  proceeding,  hearing or  examination  that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the  Certificateholders  hereunder.  In such event, the legal  expenses and costs of such action,  proceeding,  hearing or  examination  and any  liability  resulting  therefrom  shall be expenses,  costs and  liabilities  of the Trust  Fund,  and the  Company and the Master  Servicer  shall be  entitled to be  reimbursed therefor out of amounts  attributable  to the Mortgage  Loans on deposit in the  Custodial  Account as provided by Section 3.10 and, on the  Distribution  Date(s)  following such  reimbursement,  the aggregate of such expenses and costs shall be allocated in reduction of the Accrued  Certificate  Interest  on each Class  entitled  thereto in the same manner as if such  expenses  and costs  constituted  a
Prepayment Interest Shortfall.

Section 6.04.     Company and Master Servicer Not to Resign.

         Subject to the  provisions  of Section  6.02,  neither the Company nor the Master  Servicer  shall resign from its  respective obligations  and duties  hereby  imposed on it except upon  determination  that its duties  hereunder are no longer  permissible  under applicable  law. Any such  determination  permitting  the  resignation  of the Company or the Master  Servicer shall be evidenced by an
Opinion of Counsel to such effect  delivered to the Trustee.  No such  resignation by the Master Servicer shall become  effective until the Trustee or a successor  servicer shall have assumed the Master  Servicer's  responsibilities  and  obligations  in accordance  with
Section 7.02.

ARTICLE VII

                                                                DEFAULT

Section 7.01.     Events of Default.

         Event of Default,  wherever used herein,  means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or  involuntary  or be effected by operation of law or pursuant to any  judgment,  decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i)      the Master  Servicer shall fail to deposit or cause to be deposited into the  Certificate  Account any amounts  required to be so  deposited  therein at the time  required  pursuant  to Section  4.01 or  otherwise  or the Master  Servicer  shall fail to distribute or cause to be distributed to the Holders of Certificates of any Class any  distribution  required to be made under the terms of the  Certificates of such Class and this Agreement and, in each case, such failure shall continue  unremedied for a period of 5 days after the date upon which written  notice of such  failure,  requiring  such failure to be remedied,  shall have been given to the Master  Servicer by the Trustee or the Company or to the Master  Servicer,  the Company and the Trustee
         by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

(ii)     the Master  Servicer shall fail to observe or perform in any material  respect any other of the covenants or agreements on the part of the Master  Servicer  contained in the  Certificates of any Class or in this Agreement and such failure shall continue unremedied  for a period of 30 days  (except  that such number of days shall be 15 in the case of a failure to pay the premium for any  Required  Insurance  Policy)  after  the date on which  written  notice  of such  failure,  requiring  the same to be remedied,  shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer,  the Company
         and the Trustee by the Holders of Certificates of any Class evidencing,  in the case of any such Class,  Percentage  Interests aggregating not less than 25%; or

(iii)    a decree or order of a court or agency or supervisory  authority  having  jurisdiction in the premises in an involuntary  case under any present or future  federal or state  bankruptcy,  insolvency or similar law or appointing a conservator  or receiver or liquidator in any insolvency,  readjustment of debt,  marshalling of assets and liabilities or similar proceedings,  or for the  winding-up or liquidation of its affairs,  shall have been entered  against the Master  Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv)     the Master  Servicer  shall  consent to the  appointment  of a  conservator  or  receiver  or  liquidator  in any  insolvency, readjustment of debt,  marshalling of assets and liabilities,  or similar  proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

(v)      the Master  Servicer  shall admit in writing its  inability to pay its debts  generally as they become due, file a petition to take  advantage  of, or  commence a voluntary  case under,  any  applicable  insolvency  or  reorganization  statute,  make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi)     the Master  Servicer  shall notify the Trustee  pursuant to Section  4.04(b)  that it is unable to deposit in the  Certificate
         Account an amount equal to the Advance.

         If an Event of Default  described in clauses  (i)-(v) of this Section shall occur,  then,  and in each and every such case, so long as such Event of Default shall not have been  remedied,  either the Company or the Trustee may, and at the direction of Holders of
Certificates  entitled to at least 51% of the Voting  Rights,  the Trustee shall,  by notice in writing to the Master  Servicer (and to the Company if given by the Trustee or to the Trustee if given by the  Company),  terminate  all of the rights and  obligations  of the
Master  Servicer  under  this  Agreement  and in and to the  Mortgage  Loans  and the  proceeds  thereof,  other  than its  rights as a
Certificateholder  hereunder.  If an Event of Default  described in clause (vi) hereof shall occur, the Trustee shall, by notice to the
Master  Servicer and the Company,  immediately  terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the  Mortgage  Loans and the  proceeds  thereof,  other than its rights as a  Certificateholder  hereunder as provided in
Section  4.04(b).  On or after the  receipt by the Master  Servicer  of such  written  notice,  all  authority  and power of the Master
Servicer  under this  Agreement,  whether with respect to the  Certificates  (other than as a Holder  thereof) or the Mortgage Loans or otherwise,  shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's  designee appointed pursuant to Section
7.02;  and,  without  limitation,  the Trustee is hereby  authorized  and  empowered  to execute and  deliver,  on behalf of the Master
Servicer,  as  attorney-in-fact  or otherwise,  any and all documents and other instruments,  and to do or accomplish all other acts or things  necessary  or  appropriate  to effect the  purposes  of such  notice of  termination,  whether to  complete  the  transfer  and endorsement or assignment of the Mortgage  Loans and related  documents,  or otherwise.  The Master  Servicer  agrees to cooperate with the  Trustee in  effecting  the  termination  of the  Master  Servicer's  responsibilities  and rights  hereunder,  including,  without limitation,  the  transfer to the Trustee or its  designee  for  administration  by it of all cash  amounts  which shall at the time be credited to the Custodial  Account or the  Certificate  Account or thereafter be received with respect to the Mortgage  Loans.  No such termination  shall release the Master  Servicer for any liability that it would  otherwise have hereunder for any act or omission prior to the effective time of such termination.

         Notwithstanding  any  termination  of the  activities of  Residential  Funding in its capacity as Master  Servicer  hereunder,
Residential  Funding shall be entitled to receive,  out of any late  collection  of a Monthly  Payment on a Mortgage Loan which was due prior to the notice  terminating  Residential  Funding's  rights and obligations as Master  Servicer  hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections  3.10(a)(ii),  (iv), (vi) and (vii) and
Section  4.01(b),  and any other  amounts  payable to  Residential  Funding  hereunder  the  entitlement  to which  arose  prior to the termination of its activities  hereunder.  Upon the termination of Residential  Funding as Master Servicer  hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

Section 7.02.     Trustee or Company to Act; Appointment of Successor.

(a)      On and after the time the Master Servicer  receives a notice of termination  pursuant to Section 7.01 or resigns in accordance with  Section  6.04,  the  Trustee or, upon notice to the Company  and with the  Company's  consent  (which  shall not be  unreasonably withheld) a designee  (which meets the standards set forth below) of the Trustee,  shall be the successor in all respects to the Master
Servicer in its capacity as servicer  under this Agreement and the  transactions  set forth or provided for herein and shall be subject to all the  responsibilities,  duties and liabilities relating thereto placed on the Master Servicer (except for the  responsibilities, duties and  liabilities  contained in Sections 2.02 and 2.03(a),  excluding the duty to notify related  Subservicers  or Sellers as set forth in such Sections,  and its  obligations to deposit  amounts in respect of losses  incurred prior to such notice or termination on the investment of funds in the Custodial  Account or the Certificate  Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions  hereof);  provided,  however,  that any failure to perform such duties or  responsibilities  caused by the preceding Master
Servicer's  failure to provide  information  required by Section 4.04 shall not be  considered a default by the Trustee  hereunder.  As compensation  therefor,  the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been  entitled to charge to the  Custodial  Account or the  Certificate  Account if the Master  Servicer had continued to act hereunder and, in addition,  shall be entitled to the income from any Permitted  Investments made with amounts attributable to the Mortgage Loans held in the  Custodial  Account or the  Certificate  Account.  If the  Trustee  has  become the  successor  to the Master  Servicer  in accordance with Section 6.04 or Section 7.01, then  notwithstanding  the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent  jurisdiction to appoint,  any established housing and home finance institution,  which is also a Fannie Mae- or Freddie  Mac-approved  mortgage servicing  institution,  having a net worth of not less than $10,000,000 as the successor to the Master Servicer  hereunder in the assumption of all or any part of the  responsibilities, duties or liabilities of the Master  Servicer  hereunder.  Pending  appointment of a successor to the Master  Servicer  hereunder,  the
Trustee  shall become  successor to the Master  Servicer and shall act in such capacity as  hereinabove  provided.  In connection  with such  appointment  and assumption,  the Trustee may make such  arrangements  for the  compensation of such successor out of payments on
Mortgage  Loans as it and such  successor  shall  agree;  provided,  however,  that no such  compensation  shall be in  excess  of that permitted the initial Master Servicer  hereunder.  The Company,  the Trustee,  the Custodian and such successor shall take such action, consistent  with  this  Agreement,  as shall be  necessary  to  effectuate  any such  succession.  The  Master  Servicer  shall pay the reasonable expenses of the Trustee in connection with any servicing transition hereunder.

         (b) In connection  with the  termination or  resignation of the Master  Servicer  hereunder,  either (i) the successor  Master
Servicer,  including  the Trustee if the Trustee is acting as  successor  Master  Servicer,  shall  represent  and warrant that it is a member  of MERS in good  standing  and shall  agree to  comply in all  material  respects  with the  rules  and  procedures  of MERS in connection  with the servicing of the Mortgage  Loans that are  registered  with MERS, in which case the  predecessor  Master  Servicer shall  cooperate with the successor  Master  Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor  Master Servicer as necessary  under MERS' rules and  regulations,  or (ii) the  predecessor  Master Servicer shall cooperate with the successor  Master  Servicer in causing MERS to execute and deliver an  assignment  of Mortgage in recordable  form to transfer the  Mortgage  from MERS to the Trustee and to execute  and deliver  such other  notices,  documents  and other  instruments  as may be necessary or  desirable  to effect a transfer of such  Mortgage  Loan or  servicing  of such  Mortgage  Loan on the MERS(R)System to the successor  Master  Servicer.  The  predecessor  Master  Servicer shall file or cause to be filed any such assignment in the appropriate recording  office.  The  predecessor  Master  Servicer  shall bear any and all fees of MERS,  costs of  preparing  any  assignments  of
Mortgage,  and fees and costs of filing any  assignments  of Mortgage  that may be required  under this  subsection  (b). The successor
Master  Servicer  shall cause such  assignment  to be delivered to the Trustee or the  Custodian  promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.     Notification to Certificateholders.

(a)      Upon any such termination or appointment of a successor to the Master  Servicer,  the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

(b)      Within  60 days  after the  occurrence  of any  Event of  Default,  the  Trustee  shall  transmit  by mail to all  Holders  of
Certificates  notice of each such Event of Default  hereunder known to the Trustee,  unless such Event of Default shall have been cured or waived.

Section 7.04.     Waiver of Events of Default.

         The Holders  representing  at least 66% of the Voting  Rights  affected by a default or Event of Default  hereunder  may waive such default or Event of Default;  provided,  however,  that (a) a default or Event of Default  under clause (i) of Section 7.01 may be waived  only by all of the Holders of  Certificates  affected  by such  default or Event of Default and (b) no waiver  pursuant to this
Section 7.04 shall affect the Holders of  Certificates  in the manner set forth in Section  11.01(b)(i)  or (ii).  Upon any such waiver of a default or Event of Default by the Holders  representing  the requisite  percentage  of Voting Rights  affected by such default or
Event of Default,  such default or Event of Default  shall cease to exist and shall be deemed to have been  remedied for every  purpose hereunder.  No such waiver shall extend to any subsequent or other default or Event of Default or impair any right  consequent  thereon except to the extent expressly so waived.

ARTICLE VIII

                                                        CONCERNING THE TRUSTEE

Section 8.01.     Duties of Trustee.

(a)      The  Trustee,  prior to the  occurrence  of an Event of Default and after the curing or waiver of all Events of Default  which may have occurred,  undertakes to perform such duties and only such duties as are  specifically  set forth in this  Agreement.  In case an Event of Default  has  occurred  (which has not been cured or  waived),  the Trustee  shall  exercise  such of the rights and powers vested in it by this  Agreement,  and use the same degree of care and skill in their  exercise as a prudent  investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

(b)      The Trustee,  upon  receipt of all  resolutions,  certificates,  statements,  opinions,  reports,  documents,  orders or other instruments  furnished to the Trustee which are  specifically  required to be furnished  pursuant to any  provision of this  Agreement, shall  examine  them to  determine  whether  they  conform  to the  requirements  of this  Agreement.  The  Trustee  shall  notify  the
Certificateholders  of any such documents which do not materially  conform to the  requirements of this Agreement in the event that the
Trustee, after so requesting, does not receive satisfactorily corrected documents.

         The Trustee  shall forward or cause to be forwarded in a timely  fashion the notices,  reports and  statements  required to be forwarded  by the Trustee  pursuant to Sections  4.03,  4.06,  7.03 and 10.01.  The Trustee  shall  furnish in a timely  fashion to the
Master  Servicer such  information as the Master  Servicer may reasonably  request from time to time for the Master Servicer to fulfill its duties as set forth in this  Agreement.  The Trustee  covenants  and agrees that it shall  perform its  obligations  hereunder in a manner so as to  maintain  the  status of any  portion  of any REMIC  formed  under the Series  Supplement  as a REMIC  under the REMIC
Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income,  prohibited  transaction, contribution or other tax on the Trust Fund to the extent that  maintaining  such status and avoiding such taxes are reasonably  within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(c)      No provision of this  Agreement  shall be construed to relieve the Trustee from  liability for its own negligent  action,  its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)      Prior to the  occurrence  of an Event of Default,  and after the curing or waiver of all such Events of Default which may have occurred,  the duties and obligations of the Trustee shall be determined  solely by the express  provisions of this Agreement, the Trustee shall not be liable except for the  performance of such duties and  obligations as are  specifically  set forth in this  Agreement,  no implied  covenants  or  obligations  shall be read into this  Agreement  against the Trustee  and, in the absence of bad faith on the part of the Trustee,  the Trustee may  conclusively  rely, as to the truth of the  statements  and the correctness of the opinions expressed  therein,  upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

(ii)     The  Trustee  shall  not be  personally  liable  for an error of  judgment  made in good  faith by a  Responsible  Officer  or
         Responsible  Officers of the Trustee,  unless it shall be proved that the Trustee was negligent in ascertaining  the pertinent facts;

(iii)    The Trustee  shall not be personally  liable with respect to any action  taken,  suffered or omitted to be taken by it in good faith in accordance with the direction of  Certificateholders  of any Class holding  Certificates  which evidence,  as to such
         Class,  Percentage  Interests  aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv)     The Trustee shall not be charged with knowledge of any default  (other than a default in payment to the Trustee)  specified in clauses  (i) and (ii) of Section  7.01 or an Event of Default  under  clauses  (iii),  (iv) and (v) of Section  7.01  unless a
         Responsible  Officer of the Trustee  assigned to and working in the Corporate  Trust Office obtains  actual  knowledge of such failure or event or the Trustee  receives  written  notice of such  failure or event at its  Corporate  Trust  Office from the
         Master Servicer, the Company or any Certificateholder; and

(v)      Except to the extent  provided in Section  7.02,  no provision in this  Agreement  shall require the Trustee to expend or risk its own funds (including,  without limitation,  the making of any Advance) or otherwise incur any personal financial liability in the  performance  of any of its duties as Trustee  hereunder,  or in the  exercise  of any of its rights or powers,  if the
         Trustee  shall have  reasonable  grounds for  believing  that  repayment of funds or adequate  indemnity  against such risk or liability is not reasonably assured to it.

(d)      The Trustee  shall timely pay,  from its own funds,  the amount of any and all federal,  state and local taxes  imposed on the
Trust Fund or its assets or  transactions  including,  without  limitation,  (A) "prohibited  transaction"  penalty taxes as defined in
Section  860F of the Code,  if,  when and as the same  shall be due and  payable,  (B) any tax on  contributions  to a REMIC  after the
Closing Date  imposed by Section  860G(d) of the Code and (C) any tax on "net income from  foreclosure  property" as defined in Section
860G(c)  of the  Code,  but only if such  taxes  arise  out of a breach by the  Trustee  of its  obligations  hereunder,  which  breach constitutes negligence or willful misconduct of the Trustee.

(e)      Notwithstanding anything to the contrary contained herein or in any related Custodial Agreement, in no event shall the
Trustee have any liability in respect of any actions or omissions of the Custodian herein or pursuant to any related Custodial
Agreement.

Section 8.02.     Certain Matters Affecting the Trustee.

(a)      Except as otherwise provided in Section 8.01:

(i)      The Trustee may rely and shall be protected in acting or refraining  from acting upon any resolution,  Officers'  Certificate, certificate of auditors or any other certificate,  statement,  instrument,  opinion, report, notice, request,  consent, order, appraisal,  bond or other paper or document  believed by it to be genuine and to have been signed or  presented  by the proper party or parties;

(ii)     The Trustee may consult with counsel and any Opinion of Counsel  shall be full and complete  authorization  and  protection in respect of any action  taken or suffered  or omitted by it  hereunder  in good faith and in  accordance  with such  Opinion of
         Counsel;

(iii)    The  Trustee  shall be under no  obligation  to  exercise  any of the trusts or powers  vested in it by this  Agreement  or to institute,  conduct or defend any litigation hereunder or in relation hereto at the request,  order or direction of any of the
         Certificateholders,  pursuant to the provisions of this Agreement,  unless such  Certificateholders  shall have offered to the
         Trustee  reasonable  security or  indemnity  against the costs,  expenses  and  liabilities  which may be incurred  therein or thereby;  nothing contained herein shall, however,  relieve the Trustee of the obligation,  upon the occurrence of an Event of
         Default (which has not been cured or waived),  to exercise such of the rights and powers vested in it by this  Agreement,  and to use the  same  degree  of care and  skill  in their  exercise  as a  prudent  investor  would  exercise  or use  under  the circumstances in the conduct of such investor's own affairs;

(iv)     The Trustee  shall not be personally  liable for any action taken,  suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)      Prior to the  occurrence  of an Event of Default  hereunder  and after the curing or waiver of all Events of Default which may have occurred,  the Trustee shall not be bound to make any  investigation  into the facts or matters stated in any resolution, certificate,  statement,  instrument,  opinion,  report, notice,  request,  consent,  order, approval,  bond or other paper or document,  unless  requested  in writing  so to do by  Holders of  Certificates  of any Class  evidencing,  as to such  Class,
         Percentage  Interests,  aggregating not less than 50%; provided,  however, that if the payment within a reasonable time to the
         Trustee of the costs,  expenses or  liabilities  likely to be incurred  by it in the making of such  investigation  is, in the opinion of the Trustee,  not reasonably  assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require  reasonable  indemnity  against  such  expense or  liability  as a  condition  to so  proceeding.  The reasonable  expense  of every  such  examination  shall be paid by the  Master  Servicer,  if an Event of  Default  shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi)     The Trustee  may  execute any of the trusts or powers  hereunder  or perform  any duties  hereunder  either  directly or by or through agents or attorneys; and

(vii)    To the extent  authorized  under the Code and the  regulations  promulgated  thereunder,  each Holder of a Class R Certificate hereby  irrevocably  appoints and  authorizes the Trustee to be its  attorney-in-fact  for purposes of signing any Tax Returns required  to be filed on behalf of the Trust  Fund.  The  Trustee  shall sign on behalf of the Trust  Fund and  deliver to the
         Master  Servicer  in a timely  manner any Tax  Returns  prepared  by or on behalf of the Master  Servicer  that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable  federal,  state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b)      Following the issuance of the  Certificates,  the Trustee shall not accept any contribution of assets to the Trust Fund unless
(subject  to Section  10.01(f))  it shall  have  obtained  or been  furnished  with an  Opinion  of  Counsel  to the  effect  that such contribution  will not (i) cause any portion of any REMIC formed under the Series  Supplement to fail to qualify as a REMIC at any time that any  Certificates  are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such  contribution
(including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

Section 8.03.     Trustee Not Liable for Certificates or Mortgage Loans.

         The recitals  contained  herein and in the  Certificates  (other than the  execution of the  Certificates  and relating to the acceptance and receipt of the Mortgage  Loans) shall be taken as the  statements of the Company or the Master  Servicer as the case may be, and the Trustee  assumes no  responsibility  for their  correctness.  The Trustee  makes no  representations  as to the validity or sufficiency  of this  Agreement  or of the  Certificates  (except  that  the  Certificates  shall  be duly  and  validly  executed  and authenticated by it as Certificate  Registrar) or of any Mortgage Loan or related document,  or of MERS or the MERS(R)System.  Except as otherwise  provided  herein,  the Trustee shall not be accountable  for the use or application by the Company or the Master Servicer of any of the  Certificates  or of the proceeds of such  Certificates,  or for the use or  application of any funds paid to the Company or the Master  Servicer in respect of the  Mortgage  Loans or  deposited in or withdrawn  from the  Custodial  Account or the  Certificate
Account by the Company or the Master Servicer.

Section 8.04.     Trustee May Own Certificates.

         The Trustee in its  individual or any other capacity may become the owner or pledgee of  Certificates  with the same rights it would have if it were not Trustee.

Section 8.05.     Master Servicer to Pay Trustee's Fees
                           and Expenses; Indemnification.

(a)      The Master  Servicer  covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee  shall be  entitled  to,  reasonable  compensation  (which  shall not be  limited by any  provision  of law in regard to the compensation  of a trustee of an  express  trust) for all  services  rendered  by each of them in the  execution  of the trusts  hereby created and in the exercise  and  performance  of any of the powers and duties  hereunder  of the Trustee and any  co-trustee,  and the
Master  Servicer will pay or reimburse the Trustee and any  co-trustee  upon request for all  reasonable  expenses,  disbursements  and advances  incurred or made by the Trustee or any co-trustee in accordance  with any of the provisions of this Agreement  (including the reasonable  compensation  and the expenses and  disbursements  of its counsel and of all persons not  regularly in its employ,  and the expenses  incurred by the Trustee or any  co-trustee  in connection  with the  appointment  of an office or agency  pursuant to Section
8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

(b)      The Master  Servicer agrees to indemnify the Trustee for, and to hold the Trustee  harmless  against,  any loss,  liability or expense  incurred  without  negligence  or willful  misconduct  on the  Trustee's  part,  arising out of, or in  connection  with,  the acceptance and  administration of the Trust Fund,  including the costs and expenses  (including  reasonable legal fees and expenses) of defending  itself against any claim in connection  with the exercise or performance of any of its powers or duties under this Agreement and the Custodial  Agreement,  and the Master  Servicer  further agrees to indemnify the Trustee for, and to hold the Trustee  harmless against,  any loss,  liability or expense  arising out of, or in connection  with, the provisions set forth in the second  paragraph of
Section 2.01(c) hereof,  including,  without  limitation,  all costs,  liabilities and expenses  (including  reasonable  legal fees and expenses) of  investigating  and defending  itself  against any claim,  action or proceeding,  pending or  threatened,  relating to the provisions of this paragraph, provided that:

(i)      with respect to any such claim,  the Trustee shall have given the Master  Servicer  written notice thereof  promptly after the
         Trustee shall have actual knowledge thereof;

(ii)     while  maintaining  control over its own defense,  the Trustee shall  cooperate and consult fully with the Master  Servicer in preparing such defense; and

(iii)    notwithstanding  anything in this  Agreement to the contrary,  the Master  Servicer  shall not be liable for settlement of any claim by the Trustee  entered into without the prior consent of the Master  Servicer  which consent shall not be  unreasonably withheld.

No termination of this Agreement shall affect the  obligations  created by this Section 8.05(b) of the Master Servicer to indemnify the
Trustee under the conditions and to the extent set forth herein.

         Notwithstanding  the  foregoing,  the  indemnification  provided by the Master  Servicer in this Section  8.05(b) shall not be available  (A) for any loss,  liability or expense of the Trustee,  including  the costs and expenses of defending  itself  against any claim,  incurred in connection with any actions taken by the Trustee at the direction of the  Certificateholders  pursuant to the terms of this Agreement or (B) where the Trustee is required to indemnify the Master Servicer pursuant to Section 12.05(a).

Section 8.06.     Eligibility Requirements for Trustee.

         The Trustee hereunder shall at all times be a corporation or a national banking  association  having its principal office in a state and city  acceptable  to the  Company  and  organized  and doing  business  under the laws of such state or the United  States of
America,  authorized  under  such  laws to  exercise  corporate  trust  powers,  having a  combined  capital  and  surplus  of at least
$50,000,000,  subject to supervision or examination by federal or state authority and the short-term  rating of such institution  shall be A-1 in the case of Standard & Poor's if Standard & Poor's is a Rating Agency.  If such corporation or national  banking  association publishes  reports of condition at least annually,  pursuant to law or to the  requirements  of the aforesaid  supervising or examining authority,  then for the  purposes of this  Section the  combined  capital  and surplus of such  corporation  shall be deemed to be its combined  capital and surplus as set forth in its most recent report of condition so  published.  In case at any time the Trustee shall cease to be eligible in accordance  with the  provisions of this Section,  the Trustee shall resign  immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.     Resignation and Removal of the Trustee.

(a)      The Trustee may at any time resign and be discharged  from the trusts hereby  created by giving  written notice thereof to the
Company.  Upon receiving such notice of resignation,  the Company shall promptly appoint a successor trustee by written instrument,  in duplicate,  one copy of which  instrument  shall be delivered to the  resigning  Trustee and one copy to the successor  trustee.  If no successor  trustee  shall have been so  appointed  and have  accepted  appointment  within 30 days  after the giving of such  notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

(b)      If at any time the Trustee  shall cease to be eligible in  accordance  with the  provisions  of Section 8.06 and shall fail to resign after  written  request  therefor by the Company,  or if at any time the Trustee shall become  incapable of acting,  or shall be adjudged  bankrupt or insolvent,  or a receiver of the Trustee or of its property shall be appointed,  or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of  rehabilitation,  conservation or  liquidation,  then the Company may remove the Trustee and appoint a successor trustee by written  instrument,  in duplicate,  one copy of which instrument shall be  delivered  to the  Trustee so removed  and one copy to the  successor  trustee.  In  addition,  in the event that the Company determines  that the Trustee has failed (i) to distribute or cause to be distributed to the  Certificateholders  any amount required to be  distributed  hereunder,  if such amount is held by the Trustee or its Paying Agent (other than the Master  Servicer or the Company)
for  distribution  or (ii) to otherwise  observe or perform in any material  respect any of its  covenants,  agreements or  obligations hereunder,  and such failure shall  continue  unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause  (ii) above  other than any failure to comply with the  provisions  of Article  XII, in which case no notice or grace  period shall be  applicable)  after the date on which written  notice of such failure,  requiring  that the same be remedied,  shall have been given to the Trustee by the  Company,  then the Company  may remove the Trustee and appoint a successor  trustee by written  instrument delivered as provided in the preceding  sentence.  In connection with the appointment of a successor  trustee pursuant to the preceding sentence,  the Company shall, on or before the date on which any such  appointment  becomes  effective,  obtain from each Rating Agency written  confirmation  that the appointment of any such successor  trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

(c)      The Holders of  Certificates  entitled  to at least 51% of the Voting  Rights may at any time remove the Trustee and appoint a successor  trustee by written  instrument  or  instruments,  in  triplicate,  signed by such  Holders or their  attorneys-in-fact  duly authorized,  one complete set of which  instruments  shall be delivered to the Company,  one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d)      Any  resignation or removal of the Trustee and  appointment of a successor  trustee  pursuant to any of the provisions of this
Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08.     Successor Trustee.

(a)      Any  successor  trustee  appointed as provided in Section 8.07 shall  execute,  acknowledge  and deliver to the Company and to its  predecessor  trustee an  instrument  accepting  such  appointment  hereunder,  and  thereupon  the  resignation  or removal of the predecessor  trustee shall become effective and such successor trustee shall become effective and such successor  trustee,  without any further act, deed or conveyance,  shall become fully vested with all the rights,  powers,  duties and  obligations  of its  predecessor hereunder,  with the like effect as if  originally  named as trustee  herein.  The  predecessor  trustee shall deliver to the successor trustee all Custodial  Files and related  documents and  statements  held by it hereunder  (other than any Custodial  Files at the time held by a Custodian,  which shall become the agent of any successor trustee  hereunder),  and the Company,  the Master Servicer and the predecessor  trustee shall execute and deliver such  instruments  and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

(b)      No  successor  trustee  shall  accept  appointment  as provided in this  Section  unless at the time of such  acceptance  such successor trustee shall be eligible under the provisions of Section 8.06.

(c)      Upon  acceptance  of  appointment  by a successor  trustee as provided in this  Section,  the Company shall mail notice of the succession of such trustee  hereunder to all Holders of Certificates at their  addresses as shown in the Certificate  Register.  If the
Company fails to mail such notice within 10 days after  acceptance of  appointment  by the  successor  trustee,  the successor  trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.09.     Merger or Consolidation of Trustee.

         Any  corporation  or national  banking  association  into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national  banking  association  resulting from any merger,  conversion or consolidation to which the
Trustee shall be a party, or any corporation or national banking  association  succeeding to the business of the Trustee,  shall be the successor of the Trustee  hereunder,  provided such corporation or national banking  association shall be eligible under the provisions of Section  8.06,  without the execution or filing of any paper or any further act on the part of any of the parties  hereto,  anything herein to the contrary  notwithstanding.  The Trustee shall mail notice of any such merger or consolidation  to the  Certificateholders at their address as shown in the Certificate Register.

Section 8.10.     Appointment of Co-Trustee or Separate Trustee.

(a)      Notwithstanding  any other  provisions  hereof,  at any time,  for the  purpose  of  meeting  any  legal  requirements  of any jurisdiction  in which any part of the Trust Fund or property  securing  the same may at the time be located,  the Master  Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all  instruments to appoint one or more Persons  approved by the Trustee to act as co-trustee or co-trustees,  jointly with the Trustee, or separate trustee or separate trustees,  of all or any part of the Trust Fund,  and to vest in such Person or Persons,  in such  capacity,  such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties,  obligations,  rights and trusts as the Master Servicer and the Trustee may consider  necessary or desirable.  If the Master Servicer shall not have joined in such appointment  within 15 days after the  receipt by it of a request so to do, or in case an Event of Default  shall have  occurred  and be  continuing,  the  Trustee alone shall have the power to make such  appointment.  No co-trustee or separate trustee  hereunder shall be required to meet the terms of  eligibility  as a successor  trustee under Section 8.06 hereunder and no notice to Holders of  Certificates  of the  appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

(b)      In the case of any appointment of a co-trustee or separate  trustee pursuant to this Section 8.10 all rights,  powers,  duties and  obligations  conferred or imposed upon the Trustee  shall be conferred or imposed upon and  exercised or performed by the Trustee, and such separate  trustee or co-trustee  jointly,  except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer  hereunder),  the Trustee shall be incompetent or  unqualified  to perform such act or acts, in which event such rights,  powers,  duties and  obligations  (including the holding of title to the Trust Fund or any portion thereof in any such  jurisdiction)  shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

(c)      Any notice,  request or other  writing  given to the Trustee  shall be deemed to have been given to each of the then  separate trustees and co-trustees,  as effectively as if given to each of them.  Every instrument  appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII.  Each separate  trustee and  co-trustee,  upon its acceptance of the trusts  conferred,  shall be vested with the estates or property  specified in its instrument of  appointment,  either jointly with the Trustee or separately,  as may be provided therein,  subject to all the provisions of this Agreement,  specifically including every provision of this Agreement  relating to the conduct of,  affecting the liability of, or affording  protection  to, the Trustee.  Every such instrument shall be filed with the Trustee.

(d)      Any separate trustee or co-trustee may, at any time,  constitute the Trustee, its agent or  attorney-in-fact,  with full power and  authority,  to the extent not  prohibited by law, to do any lawful act under or in respect of this  Agreement on its behalf and in its name. If any separate  trustee or  co-trustee  shall die,  become  incapable of acting,  resign or be removed,  all of its estates, properties,  rights,  remedies and trusts shall vest in and be exercised by the Trustee,  to the extent  permitted by law,  without the appointment of a new or successor trustee.

Section 8.11.     Appointment of the Custodian.

         The Trustee may, with the consent of the Master  Servicer and the Company,  or shall,  at the direction of the Company and the
Master Servicer,  appoint custodians who are not Affiliates of the Company,  the Master Servicer or any Seller to hold all or a portion of the Custodial  Files as agent for the Trustee,  by entering  into a Custodial  Agreement.  Notwithstanding  anything to the contrary contained  herein,  the Company,  Master Servicer and Trustee  acknowledge that the functions of the Trustee  hereunder with respect to the acceptance,  custody,  inspection and release of Custodial  Files,  and the  preparation and delivery of the Interim  Certification required  pursuant to Section  2.02,  shall be performed by the  Custodian as and to the extent set forth in the  Custodial  Agreement.
Subject to Article VIII, the Trustee agrees to comply with the terms of each  Custodial  Agreement with respect to the Custodial  Files and to enforce the terms and  provisions  thereof  against  the  related  custodian  for the  benefit of the  Certificateholders.  Each custodian shall be a depository  institution  subject to supervision by federal or state  authority,  shall have a combined capital and surplus of at least  $15,000,000  and shall be qualified to do business in the  jurisdiction in which it holds any Custodial File. Each
Custodial  Agreement,  with respect to the Custodial  Files, may be amended only as provided in Section 11.01. The Trustee shall notify the  Certificateholders  of the  appointment of any custodian  (other than the custodian  appointed as of the Closing Date) pursuant to this Section 8.11.

         Section 8.12.     Appointment of Office or Agency.

         The Trustee will  maintain an office or agency in the United  States at the address  designated in Section 11.05 of the Series
Supplement where  Certificates may be surrendered for registration of transfer or exchange.  The Trustee will maintain an office at the address  stated in  Section  11.05 of the  Series  Supplement  where  notices  and  demands  to or upon the  Trustee in respect of this
Agreement may be served.

ARTICLE IX

                                         TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

Section 9.01.     Optional  Purchase by the Master Servicer of All  Certificates;  Termination  Upon Purchase by the Master Servicer or
                           Liquidation of All Mortgage Loans.

(a)      Subject to Section 9.02, the respective  obligations and  responsibilities of the Company, the Master Servicer and the Trustee
created  hereby in respect of the  Certificates  (other than the  obligation  of the Trustee to make certain  payments  after the Final
Distribution  Date to  Certificateholders  and the obligation of the Company to send certain  notices as  hereinafter  set forth) shall terminate  upon the last  action  required  to be taken by the  Trustee on the Final  Distribution  Date  pursuant  to this  Article IX following the earlier of:

(i)      the later of the final  payment  or other  liquidation  (or any  Advance  with  respect  thereto)  of the last  Mortgage  Loan remaining in the Trust Fund or the  disposition  of all property  acquired upon  foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii)     the  purchase  by the Master  Servicer  of all  Mortgage  Loans and all  property  acquired  in respect of any  Mortgage  Loan remaining in the Trust Fund at a price equal to 100% of the unpaid  principal  balance of each  Mortgage Loan or, if less than such unpaid principal  balance,  the fair market value of the related  underlying  property of such Mortgage Loan with respect to Mortgage  Loans as to which title has been  acquired if such fair market value is less than such unpaid  principal  balance
         (net of any  unreimbursed  Advances  attributable to principal) on the day of repurchase plus accrued  interest thereon at the
         Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified  Mortgage Loan) to, but not including,  the first day of the month in which such repurchase price is distributed,  provided,  however,  that in no event shall the trust created hereby  continue  beyond  the  expiration  of 21 years from the death of the last  survivor  of the  descendants  of Joseph P.
         Kennedy,  the late ambassador of the United States to the Court of St. James,  living on the date hereof and provided  further that the purchase  price set forth above shall be increased as is necessary,  as determined by the Master  Servicer,  to avoid disqualification  of any portion of any REMIC formed under the Series  Supplement as a REMIC.  The purchase  price paid by the
         Master  Servicer  shall also include any amounts owed by  Residential  Funding  pursuant to the last paragraph of Section 4 of the Assignment  Agreement in respect of any liability,  penalty or expense that resulted from a breach of the Compliance  With
         Laws Representation, that remain unpaid on the date of such purchase.

         The right of the Master  Servicer to purchase  all the assets of the Trust Fund  pursuant to clause (ii) above is  conditioned upon the Pool Stated Principal  Balance as of the Final  Distribution  Date, prior to giving effect to distributions to be made on such
Distribution Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

         If such right is exercised by the Master  Servicer,  the Master  Servicer shall be deemed to have been reimbursed for the full amount of any  unreimbursed  Advances  theretofore  made by it with respect to the Mortgage  Loans.  In addition,  the Master  Servicer shall provide to the Trustee the  certification  required by Section 3.15 and the Trustee and the Custodian shall,  promptly  following payment of the purchase price, release to the Master Servicer the Custodial Files pertaining to the Mortgage Loans being purchased.

         In addition to the foregoing,  on any Distribution Date on which the Pool Stated Principal Balance,  prior to giving effect to distributions  to be made on such  Distribution  Date, is less than ten percent of the Cut-off Date  Principal  Balance of the Mortgage
Loans,  the Master Servicer shall have the right,  at its option,  to purchase the  Certificates in whole,  but not in part, at a price equal to the outstanding  Certificate  Principal Balance of such Certificates plus the sum of Accrued Certificate  Interest thereon for the related Interest  Accrual Period and any previously  unpaid Accrued  Certificate  Interest.  If the Master Servicer  exercises this right to  purchase  the  outstanding  Certificates,  the Master  Servicer  will  promptly  terminate  the  respective  obligations  and responsibilities created hereby in respect of the Certificates pursuant to this Article IX.

(b)      The Master  Servicer shall give the Trustee not less than 40 days' prior notice of the  Distribution  Date on which the Master
Servicer  anticipates  that the final  distribution  will be made to  Certificateholders  (whether  as a result of the  exercise by the
Master  Servicer of its right to purchase the assets of the Trust Fund or otherwise) or on which the Master Servicer  anticipates  that the  Certificates  will be purchased  (as a result of the exercise by the Master  Servicer to purchase the  outstanding  Certificates).
Notice of any  termination  specifying  the  anticipated  Final  Distribution  Date (which  shall be a date that would  otherwise  be a
Distribution  Date) upon which the  Certificateholders  may surrender  their  Certificates  to the Trustee (if so required by the terms hereof) for payment of the final  distribution and cancellation or notice of any purchase of the outstanding  Certificates,  specifying the Distribution  Date upon which the Holders may surrender their  Certificates to the Trustee for payment,  shall be given promptly by the  Master  Servicer  (if it is  exercising  its right to  purchase  the  assets  of the Trust  Fund or to  purchase  the  outstanding
Certificates),  or by the Trustee  (in any other case) by letter.  Such  notice  shall be  prepared  by the Master  Servicer  (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding  Certificates),  or by the Trustee (in any other case) and mailed by the Trustee to the  Certificateholders  not earlier  than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(i)      the  anticipated  Final  Distribution  Date upon  which  final  payment of the  Certificates  is  anticipated  to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein  designated where required  pursuant to this Agreement or, in the case of the purchase by the Master Servicer of the  outstanding  Certificates,  the  Distribution
         Date on which such purchase is to be made,

(ii)     the amount of any such final payment, or in the case of the purchase of the outstanding  Certificates,  the purchase price, in either case, if known, and

(iii)    that the  Record  Date  otherwise  applicable  to such  Distribution  Date is not  applicable,  and in the case of the  Senior
         Certificates,  or in the case of all of the  Certificates  in connection with the exercise by the Master Servicer of its right to purchase the  Certificates,  that payment will be made only upon  presentation  and  surrender of the  Certificates  at the office or agency of the Trustee therein specified.

If the Master  Servicer is obligated to give notice to  Certificateholders  as aforesaid,  it shall give such notice to the Certificate
Registrar at the time such notice is given to  Certificateholders  and, if the Master Servicer is exercising its rights to purchase the outstanding  Certificates,  it shall give such notice to each Rating Agency at the time such notice is given to Certificateholders.  As a result of the  exercise by the Master  Servicer of its right to purchase  the assets of the Trust  Fund,  the Master  Servicer  shall deposit in the Certificate Account,  before the Final Distribution Date in immediately  available funds an amount equal to the purchase price for the assets of the Trust Fund,  computed as provided  above.  As a result of the exercise by the Master  Servicer of its right to purchase  the  outstanding  Certificates,  the Master  Servicer  shall  deposit in an Eligible  Account,  established  by the Master
Servicer on behalf of the Trustee and  separate  from the  Certificate  Account in the name of the Trustee in trust for the  registered holders of the Certificates,  before the Distribution Date on which such purchase is to occur in immediately  available funds an amount equal to the purchase price for the Certificates,  computed as above provided,  and provide notice of such deposit to the Trustee.  The
Trustee will withdraw from such account the amount specified in subsection (c) below.

(c)      In the case of the Senior  Certificates,  upon  presentation  and  surrender  of the  Certificates  by the  Certificateholders thereof,  and in the case of the  Class M and  Class B  Certificates,  upon  presentation  and  surrender  of the  Certificates  by the
Certificateholders  thereof in  connection  with the  exercise by the Master  Servicer of its right to purchase the  Certificates,  and otherwise in  accordance  with Section  4.01(a),  the Trustee  shall  distribute  to the  Certificateholders  (i) the amount  otherwise distributable  on such  Distribution  Date, if not in connection  with the Master  Servicer's  election to repurchase the assets of the
Trust Fund or the outstanding  Certificates,  or (ii) if the Master  Servicer  elected to so repurchase the assets of the Trust Fund or the outstanding  Certificates,  an amount  determined as follows:  (A) with respect to each  Certificate  the  outstanding  Certificate
Principal  Balance  thereof,  plus Accrued  Certificate  Interest for the related  Interest  Accrual  Period thereon and any previously unpaid  Accrued  Certificate  Interest,  subject to the  priority  set forth in Section  4.02(a),  and (B) with  respect to the Class R
Certificates,  any excess of the amounts  available  for  distribution  (including  the  repurchase  price  specified in clause (ii) of subsection (a) of this Section) over the total amount  distributed  under the immediately  preceding  clause (A).  Notwithstanding  the reduction of the  Certificate  Principal  Balance of any Class of  Subordinate  Certificates  to zero,  such Class will be  outstanding hereunder  until the  termination  of the respective  obligations  and  responsibilities  of the Company,  the Master  Servicer and the
Trustee hereunder in accordance with Article IX.

(d)      If any  Certificateholders  shall not surrender their  Certificates  for final payment and cancellation on or before the Final
Distribution Date (if so required by the terms hereof),  the Trustee shall on such date cause all funds in the Certificate  Account not distributed in final distribution to Certificateholders  to be withdrawn therefrom and credited to the remaining  Certificateholders by depositing such funds in a separate escrow account,  which may be  non-interest  bearing,  for the benefit of such  Certificateholders, and the Master  Servicer  (if it  exercised  its right to purchase  the assets of the Trust  Fund),  or the Trustee (in any other case)
shall give a second written notice to the remaining  Certificateholders  to surrender their  Certificates  for cancellation and receive the final  distribution  with  respect  thereto.  If within six  months  after the second  notice any  Certificate  shall not have been surrendered  for  cancellation,  the Trustee shall take  appropriate  steps as directed by the Master Servicer to contact the remaining
Certificateholders  concerning  surrender  of their  Certificates.  The costs and  expenses of  maintaining  the escrow  account and of contacting  Certificateholders  shall be paid out of the assets  which  remain in the escrow  account.  If within nine months after the second notice any  Certificates  shall not have been  surrendered  for  cancellation,  the Trustee shall pay to the Master Servicer all amounts  distributable  to the holders  thereof and the Master Servicer shall  thereafter  hold such amounts until  distributed to such
Holders.  No interest  shall accrue or be payable to any  Certificateholder  on any amount held in the escrow  account or by the Master
Servicer as a result of such  Certificateholder's  failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

(e)      If any  Certificateholders  do not surrender their  Certificates on or before the Distribution Date on which a purchase of the outstanding  Certificates is to be made, the Trustee shall on such date cause all funds in the Certificate  Account  deposited  therein by the Master Servicer pursuant to Section 9.01(b) to be withdrawn  therefrom and deposited in a separate escrow account,  which may be non-interest  bearing, for the benefit of such  Certificateholders,  and the Master Servicer shall give a second written notice to such
Certificateholders  to surrender their  Certificates for payment of the purchase price therefor.  If within six months after the second notice any Certificate  shall not have been surrendered for  cancellation,  the Trustee shall take appropriate steps as directed by the
Master  Servicer to contact the Holders of such  Certificates  concerning  surrender of their  Certificates.  The costs and expenses of maintaining  the  escrow  account  and of  contacting  Certificateholders  shall be paid out of the assets  which  remain in the escrow account.  If within  nine  months  after the  second  notice any  Certificates  shall not have been  surrendered  for  cancellation  in accordance  with this Section 9.01, the Trustee shall pay to the Master Servicer all amounts  distributable  to the Holders thereof and the Master  Servicer shall  thereafter hold such amounts until  distributed to such Holders.  No interest shall accrue or be payable to any  Certificateholder  on any amount  held in the escrow  account or by the Master  Servicer  as a result of such  Certificateholder's failure to surrender its  Certificate(s)  for payment in accordance with this Section 9.01. Any Certificate  that is not surrendered on the  Distribution  Date on which a  purchase  pursuant  to this  Section  9.01  occurs as  provided  above  will be deemed to have been purchased and the Holder as of such date will have no rights with respect  thereto  except to receive the purchase price therefor minus any costs and expenses  associated with such escrow account and notices allocated  thereto.  Any Certificates so purchased or deemed to have been  purchased on such  Distribution  Date shall remain  outstanding  hereunder  until the Master  Servicer  has  terminated  the respective  obligations  and  responsibilities  created hereby in respect of the  Certificates  pursuant to this Article IX. The Master
Servicer shall be for all purposes the Holder thereof as of such date.

Section 9.02.     Additional Termination Requirements.

(a)      Each REMIC that  comprises  the Trust Fund shall be  terminated in  accordance  with the  following  additional  requirements, unless  (subject to Section  10.01(f))  the Trustee  and the Master  Servicer  have  received an Opinion of Counsel  (which  Opinion of
Counsel  shall not be an expense of the Trustee) to the effect that the failure of each such REMIC to comply with the  requirements  of this  Section  9.02 will not (i) result in the  imposition  on the Trust Fund of taxes on  "prohibited  transactions,"  as described in
Section 860F of the Code, or (ii) cause any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i)      The Master Servicer shall establish a 90-day  liquidation  period for each such REMIC and specify the first day of such period in a statement  attached to the Trust Fund's final Tax Return pursuant to Treasury  regulations  Section 1.860F-1.  The Master
         Servicer  also shall satisfy all of the  requirements  of a qualified  liquidation  for a REMIC under Section 860F of the Code and regulations thereunder;

(ii)     The Master  Servicer shall notify the Trustee at the  commencement of such 90-day  liquidation  period and, at or prior to the time of making of the final payment on the  Certificates,  the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii)    If the Master  Servicer or the Company is exercising its right to purchase the assets of the Trust Fund,  the Master  Servicer shall,  during the 90-day liquidation  period and at or prior to the Final  Distribution  Date,  purchase all of the assets of the Trust Fund for cash.

(b)      Each  Holder  of a  Certificate  and the  Trustee  hereby  irrevocably  approves  and  appoints  the  Master  Servicer  as its attorney-in-fact  to adopt a plan of complete  liquidation for each REMIC at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

Section 9.03.     Termination of Multiple REMICs.

         If the REMIC  Administrator  makes two or more  separate  REMIC  elections,  the  applicable  REMIC shall be terminated on the earlier of the Final  Distribution  Date and the date on which it is deemed to receive  the last  deemed  distributions  on the related
Uncertificated REMIC Regular Interests and the last distribution due on the Certificates is made.

ARTICLE X

                                                           REMIC PROVISIONS

Section 10.01.    REMIC Administration.

(a)      The REMIC  Administrator  shall  make an  election  to treat  the  Trust  Fund as one or more  REMICs  under the Code and,  if necessary,  under  applicable state law. The assets of each such REMIC will be set forth in the Series  Supplement.  Such election will be made on Form 1066 or other appropriate  federal tax or information  return (including Form 8811) or any appropriate state return for the taxable  year ending on the last day of the  calendar  year in which the  Certificates  are issued.  For the purposes of each REMIC election in respect of the Trust Fund,  Certificates  and interests to be designated as the "regular  interests"  and the sole class of
"residual  interests"  in the REMIC  will be set forth in Section  10.03 of the  Series  Supplement.  The REMIC  Administrator  and the
Trustee  shall not permit the  creation of any  "interests"  (within the meaning of Section  860G of the Code) in any REMIC  elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

(b)      The Closing Date is hereby  designated as the "startup day" of the Trust Fund within the meaning of Section  860G(a)(9) of the
Code.

(c)      The REMIC  Administrator  shall hold a Class R Certificate  representing a 0.01% Percentage Interest each Class of the Class R
Certificates  and shall be  designated as "the tax matters  person" with respect to each REMIC in the manner  provided  under  Treasury regulations section 1.860F-4(d) and Treasury  regulations section  301.6231(a)(7)-1.  The REMIC  Administrator,  as tax matters person, shall (i) act on behalf of each REMIC in relation to any tax matter or  controversy  involving  the Trust Fund and (ii)  represent  the
Trust Fund in any administrative or judicial  proceeding  relating to an examination or audit by any governmental taxing authority with respect thereto.  The legal expenses,  including without  limitation  attorneys' or accountants' fees, and costs of any such proceeding and any  liability  resulting  therefrom  shall be  expenses  of the  Trust  Fund and the  REMIC  Administrator  shall be  entitled  to reimbursement  therefor out of amounts  attributable  to the Mortgage Loans on deposit in the Custodial  Account as provided by Section
3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's  willful misfeasance,  bad faith or gross negligence.  If the REMIC  Administrator  is no longer the  Master  Servicer  hereunder,  at its  option  the REMIC  Administrator  may continue its duties as REMIC  Administrator  and shall be paid reasonable  compensation  not to exceed $3,000 per year by any successor
Master Servicer hereunder for so acting as the REMIC Administrator.

(d)      The REMIC  Administrator  shall  prepare or cause to be prepared all of the Tax Returns that it  determines  are required with respect to each REMIC  created  hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely  manner.  The expenses of preparing  such returns shall be borne by the REMIC  Administrator  without any right of  reimbursement  therefor.  The REMIC  Administrator  agrees to indemnify and hold harmless the Trustee with respect to any tax or liability  arising from the Trustee's  signing of Tax Returns that contain errors or omissions.  The Trustee and Master Servicer shall promptly provide the REMIC  Administrator with such information as the REMIC  Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e)      The REMIC  Administrator  shall provide (i) to any  Transferor of a Class R Certificate  such  information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted  Transferee,  (ii) to
the Trustee,  and the Trustee shall forward to the  Certificateholders,  such information or reports as are required by the Code or the
REMIC Provisions  including reports relating to interest,  original issue discount and market discount or premium (using the Prepayment
Assumption) and (iii) to the Internal  Revenue Service the name,  title,  address and telephone  number of the person who will serve as the representative of each REMIC.

(f)      The Master Servicer and the REMIC  Administrator  shall take such actions and shall cause each REMIC created hereunder to take such actions as are  reasonably  within the Master  Servicer's  or the REMIC  Administrator's  control and the scope of its duties more specifically  set forth  herein as shall be  necessary  or  desirable  to maintain  the status of each REMIC as a REMIC under the REMIC
Provisions (and the Trustee shall assist the Master Servicer and the REMIC  Administrator,  to the extent  reasonably  requested by the
Master  Servicer  and the REMIC  Administrator  to do so).  The Master  Servicer  and the REMIC  Administrator  shall not  knowingly or intentionally  take any  action,  cause the Trust  Fund to take any  action or fail to take (or fail to cause to be taken)  any  action reasonably  within their  respective  control that,  under the REMIC  Provisions,  if taken or not taken, as the case may be, could (i)
endanger the status of any portion of any REMIC formed under the Series  Supplement  as a REMIC or (ii) result in the  imposition  of a tax upon any such REMIC (including but not limited to the tax on prohibited  transactions as defined in Section  860F(a)(2) of the Code and the tax on  contributions  to a REMIC set forth in Section 860G(d) of the Code) (either such event, in the absence of an Opinion of
Counsel or the  indemnification  referred  to in this  sentence,  an "Adverse  REMIC  Event")  unless the Master  Servicer or the REMIC
Administrator,  as applicable,  has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such  expense,  and the Master  Servicer or the REMIC  Administrator,  as  applicable,  determines  that taking such action is in the best interest of the Trust Fund and the  Certificateholders,  at the expense of the Trust Fund, but in no event at the expense of the Master  Servicer,  the REMIC  Administrator  or the Trustee) to the effect that the  contemplated  action will not, with respect to each REMIC created  hereunder,  endanger such status or, unless the Master  Servicer,  the REMIC  Administrator  or both, as applicable,  determine in its or their sole  discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax.  Wherever in this  Agreement a  contemplated  action may not be taken because the timing of such action might result in the  imposition  of a tax on the Trust Fund,  or may only be taken  pursuant to an Opinion of Counsel  that such action would not impose a tax on the Trust Fund, such action may  nonetheless be taken provided that the indemnity  given in the preceding  sentence with  respect to any taxes that  might be  imposed on the Trust Fund has been given and that all other  preconditions  to the taking of such action have been  satisfied.  The Trustee shall not take or fail to take any action  (whether or not  authorized  hereunder) as to which the Master  Servicer or the REMIC  Administrator,  as  applicable,  has advised it in writing  that it has received an Opinion of
Counsel to the effect that an Adverse  REMIC Event could occur with  respect to such action.  In  addition,  prior to taking any action with respect to any REMIC created hereunder or any related assets thereof,  or causing any such REMIC to take any action,  which is not expressly  permitted under the terms of this Agreement,  the Trustee will consult with the Master Servicer or the REMIC  Administrator, as  applicable,  or its  designee,  in writing,  with respect to whether  such action could cause an Adverse  REMIC Event to occur with respect to any such REMIC,  and the Trustee  shall not take any such action or cause any such REMIC to take any such action as to which the Master  Servicer or the REMIC  Administrator,  as  applicable,  has advised it in writing that an Adverse  REMIC Event could occur.
The Master Servicer or the REMIC  Administrator,  as applicable,  may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly  permitted by this Agreement,  but in no event at the expense of the Master  Servicer  or the REMIC  Administrator.  At all times as may be  required by the Code,  the Master  Servicer  will to the extent within its control and the scope of its duties more specifically set forth herein,  maintain  substantially all of the assets of each REMIC created  hereunder as "qualified  mortgages" as defined in Section  860G(a)(3) of the Code and  "permitted  investments"  as defined in Section 860G(a)(5) of the Code.

(g)      In the event  that any tax is  imposed on  "prohibited  transactions"  of any REMIC  created  hereunder  as defined in Section
860F(a)(2) of the Code, on "net income from  foreclosure  property" of any such REMIC as defined in Section 860G(c) of the Code, on any contributions  to any such REMIC after the Startup Day therefor  pursuant to Section  860G(d) of the Code,  or any other tax is imposed by the Code or any  applicable  provisions of state or local tax laws,  such tax shall be charged (i) to the Master  Servicer,  if such tax  arises out of or results  from a breach by the  Master  Servicer  of any of its  obligations  under this  Agreement  or the Master
Servicer has in its sole  discretion  determined to indemnify the Trust Fund against such tax, (ii) to the Trustee,  if such tax arises out of or results from a breach by the Trustee of any of its obligations  under this Article X, or (iii)  otherwise  against amounts on deposit in the  Custodial  Account as provided  by Section  3.10 and on the  Distribution  Date(s)  following  such  reimbursement  the aggregate  of such taxes shall be allocated in reduction  of the Accrued  Certificate  Interest on each Class  entitled  thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h)      The Trustee and the Master  Servicer shall,  for federal income tax purposes,  maintain books and records with respect to each
REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i)      Following the Startup Day,  neither the Master Servicer nor the Trustee shall accept any  contributions of assets to any REMIC created  hereunder  unless (subject to Section  10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel
(at the expense of the party  seeking to make such  contribution)  to the effect that the  inclusion  of such assets in such REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any  Certificates  are  outstanding  or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j)      Neither the Master  Servicer nor the Trustee  shall  (subject to Section  10.01(f))  enter into any  arrangement  by which any
REMIC  created  hereunder  will receive a fee or other  compensation  for services nor permit any such REMIC to receive any income from assets other than "qualified  mortgages" as defined in Section 860G(a)(3) of the Code or "permitted  investments" as defined in Section
860G(a)(5) of the Code.

(k)      Solely for the purposes of Section  1.860G-1(a)(4)(iii)  of the Treasury  Regulations,  the "latest possible maturity date" by which the  Certificate  Principal  Balance of each Class of  Certificates  (other than the Interest Only  Certificates)  representing a regular  interest in the applicable  REMIC and the  Uncertificated  Principal  Balance of each  Uncertificated  REMIC Regular  Interest
(other than each Uncertificated REMIC Regular Interest  represented by a Class A-V Certificate,  if any) and the rights to the Interest
Only  Certificates and  Uncertificated  REMIC Regular Interest  represented by a Class A-V Certificate  would be reduced to zero is the
Maturity Date for each such Certificate and Interest.

(l)      Within 30 days after the Closing Date, the REMIC  Administrator  shall prepare and file with the Internal Revenue Service Form
8811,  "Information  Return for Real Estate Mortgage  Investment  Conduits (REMIC) and Issuers of Collateralized  Debt Obligations" for
each REMIC created hereunder.

(m)      Neither the Trustee nor the Master  Servicer  shall sell,  dispose of or substitute  for any of the Mortgage  Loans (except in connection with (i) the default,  imminent default or foreclosure of a Mortgage Loan,  including but not limited to, the acquisition or sale of a Mortgaged  Property acquired by deed in lieu of foreclosure,  (ii) the bankruptcy of any REMIC created  hereunder,  (iii) the termination  of any such REMIC  pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or
III of this Agreement) nor acquire any assets for any such REMIC,  nor sell or dispose of any  investments in the Custodial  Account or the  Certificate  Account for gain nor accept any  contributions  to any such REMIC after the  Closing  Date unless it has  received an
Opinion of Counsel that such sale,  disposition,  substitution or acquisition will not (a) affect adversely the status of such REMIC as a REMIC or (b) unless the Master  Servicer has  determined in its sole  discretion to indemnify the Trust Fund against such tax,  cause such REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02.    Master Servicer, REMIC Administrator and Trustee Indemnification.

(a)      The Trustee agrees to indemnify the Trust Fund, the Company,  the REMIC  Administrator  and the Master  Servicer for any taxes and costs including,  without  limitation,  any reasonable  attorneys fees imposed on or incurred by the Trust Fund, the Company or the
Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b)      The REMIC  Administrator  agrees to indemnify the Trust Fund, the Company,  the Master  Servicer and the Trustee for any taxes and costs (including,  without limitation,  any reasonable  attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the
Master  Servicer  or the  Trustee,  as a result of a breach of the REMIC  Administrator's  covenants  set forth in this  Article X with respect to compliance with the REMIC Provisions,  including without  limitation,  any penalties arising from the Trustee's execution of
Tax Returns prepared by the REMIC Administrator that contain errors or omissions;  provided,  however,  that such liability will not be imposed to the extent  such  breach is a result of an error or  omission in  information  provided  to the REMIC  Administrator  by the
Master Servicer in which case Section 10.02(c) will apply.

(c)      The Master Servicer  agrees to indemnify the Trust Fund, the Company,  the REMIC  Administrator  and the Trustee for any taxes and costs (including,  without limitation,  any reasonable  attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the
REMIC  Administrator  or the  Trustee,  as a result of a breach of the Master  Servicer's  covenants  set forth in this Article X or in
Article III with respect to  compliance  with the REMIC  Provisions,  including  without  limitation,  any  penalties  arising from the
Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

Section 10.03.    Designation of REMIC(s).

         As provided in Section 10.03 of the Series Supplement.

Section 10.04.    Distributions on the Uncertificated REMIC I and REMIC II Regular Interests.

         As provided in Section 10.04 of the Series Supplement.

Section 10.05.    Compliance with Withholding Requirements.

         As provided in Section 10.05 of the Series Supplement.

ARTICLE XI

                                                       MISCELLANEOUS PROVISIONS

Section 11.01.    Amendment.

(a)      This  Agreement  or any  Custodial  Agreement  may be amended from time to time by the  Company,  the Master  Servicer and the
Trustee, without the consent of any of the Certificateholders:

(i)      to cure any ambiguity,

(ii)     to correct or supplement any provisions  herein or therein,  which may be  inconsistent  with any other  provisions  herein or therein or to correct any error,

(iii)    to modify,  eliminate  or add to any of its  provisions  to such extent as shall be  necessary  or  desirable  to maintain the qualification  of the Trust Fund as a REMIC at all times that any  Certificate is outstanding or to avoid or minimize the risk of the  imposition of any tax on the Trust Fund  pursuant to the Code that would be a claim  against the Trust Fund,  provided that the Trustee has  received an Opinion of Counsel to the effect that (A) such action is  necessary or desirable to maintain such  qualification  or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv)     to change the timing and/or nature of deposits into the  Custodial  Account or the  Certificate  Account or to change the name in which the Custodial  Account is maintained,  provided that (A) the  Certificate  Account  Deposit Date shall in no event be later than the related  Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel,  adversely affect in any  material  respect the  interests of any  Certificateholder  and (C) such change shall not result in a reduction of the rating  assigned  to any Class of  Certificates  below the lower of the  then-current  rating or the rating  assigned  to such
         Certificates  as of the Closing  Date (in the case of the Insured  Certificates  (as defined in the Series  Supplement),  such determination  shall be made  without  giving  effect to the  Certificate  Policy (as defined in the Series  Supplement)),  as evidenced by a letter from each Rating Agency to such effect,

(v)      to modify,  eliminate or add to the provisions of Section 5.02(f) or any other provision  hereof  restricting  transfer of the
         Class R Certificates,  by virtue of their being the "residual  interests" in a REMIC,  provided that (A) such change shall not result in reduction of the rating assigned to any such Class of  Certificates  below the lower of the  then-current  rating or the rating assigned to such  Certificates as of the Closing Date (in the case of the Insured  Certificates  (as defined in the
         Series  Supplement),  such  determination  shall be made without  giving effect to the  Certificate  Policy (as defined in the
         Series  Supplement)),  as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section  10.01(f)),  as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify,  eliminate or add such  provisions),  cause any REMIC created hereunder or any of the  Certificateholders  (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

(vi)     to make any other  provisions  with respect to matters or questions  arising under this Agreement or such Custodial  Agreement which shall not be materially  inconsistent  with the  provisions of this  Agreement,  provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder or

                  (vii)    to amend any provision herein or therein that is not material to any of the Certificateholders.

(b)      This Agreement or any Custodial  Agreement may also be amended from time to time by the Company,  the Master  Servicer and the
Trustee with the consent of the Holders of  Certificates  evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  with a Certificate  Principal  Balance  greater than zero  affected  thereby for the purpose of adding any provisions to or changing in any manner or  eliminating  any of the  provisions  of this  Agreement or such  Custodial  Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i)      reduce in any manner the amount of, or delay the timing of,  payments which are required to be distributed on any  Certificate without the consent of the Holder of such Certificate,

(ii)     reduce  the  aforesaid  percentage  of  Certificates  of any Class the  Holders of which are  required  to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c)      Notwithstanding  any contrary  provision of this  Agreement,  the Trustee shall not consent to any amendment to this Agreement unless it shall have first  received an Opinion of Counsel  (subject to Section  10.01(f) and at the expense of the party  seeking such amendment) to the effect that such  amendment or the exercise of any power granted to the Master  Servicer,  the Company or the Trustee in accordance  with such  amendment is permitted  hereunder and will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC created under the Series Supplement to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(d)      Promptly after the execution of any such  amendment the Trustee shall furnish  written  notification  of the substance of such amendment to the  Custodian and each  Certificateholder.  It shall not be necessary  for the consent of  Certificateholders  under this
Section 11.01 to approve the particular  form of any proposed  amendment,  but it shall be sufficient if such consent shall approve the substance  thereof.  The  manner  of  obtaining  such  consents  and of  evidencing  the  authorization  of the  execution  thereof  by
Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e)      The Company  shall have the option,  in its sole  discretion,  to obtain and  deliver to the Trustee any  corporate  guaranty, payment  obligation,  irrevocable  letter of credit,  surety bond,  insurance  policy or similar  instrument  or a reserve fund, or any combination  of the  foregoing,  for the purpose of  protecting  the Holders of the Class B  Certificates  against any or all  Realized
Losses  or  other  shortfalls.  Any  such  instrument  or  fund  shall  be  held  by  the  Trustee  for  the  benefit  of the  Class  B
Certificateholders,  but shall not be and shall not be deemed to be under any  circumstances  included in the Trust Fund. To the extent that any such  instrument or fund  constitutes  a reserve fund for federal  income tax  purposes,  (i) any reserve fund so  established shall be an outside  reserve fund and not an asset of the Trust Fund,  (ii) any such  reserve  fund shall be owned by the Company,  and
(iii) amounts  transferred by the Trust Fund to any such reserve fund shall be treated as amounts  distributed by the Trust Fund to the
Company or any successor,  all within the meaning of Treasury  Regulations  Section  1.860G-2(h) as it reads as of the Cut-off Date. In connection  with the provision of any such  instrument or fund,  this  Agreement  and any provision  hereof may be modified,  added to, deleted  or  otherwise  amended in any  manner  that is  related or  incidental  to such  instrument  or fund or the  establishment  or administration  thereof,  such  amendment  to be made by written  instrument  executed or  consented  to by the Company but without the consent of any  Certificateholder  and without  the  consent of the Master  Servicer  or the  Trustee  being  required  unless any such amendment  would impose any additional  obligation on, or otherwise  adversely  affect the interests of the Senior  Certificateholders, the Class M  Certificateholders,  the Master  Servicer or the Trustee,  as applicable;  provided that the Company  obtains  (subject to
Section  10.01(f)) an Opinion of Counsel  (which need not be an opinion of  Independent  counsel) to the effect that any such amendment will not cause (a) any  federal  tax to be  imposed on the Trust  Fund,  including  without  limitation,  any  federal  tax  imposed on
"prohibited  transactions"  under Section 860F(a)(1) of the Code or on "contributions  after the startup date" under Section 860G(d)(1)
of the Code and (b) any REMIC  created  hereunder to fail to qualify as a REMIC at any time that any  Certificate  is  outstanding.  In the event that the Company  elects to provide  such  coverage in the form of a limited  guaranty  provided by GMAC LLC, the Company may elect that the text of such  amendment to this  Agreement  shall be  substantially  in the form attached  hereto as Exhibit K (in which case  Residential  Funding's  Subordinate  Certificate Loss Obligation as described in such exhibit shall be established by Residential
Funding's  consent to such  amendment) and that the limited  guaranty shall be executed in the form attached  hereto as Exhibit L, with such changes as the Company shall deem to be  appropriate;  it being  understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

Section 11.02.    Recordation of Agreement; Counterparts.

(a)      To the extent  permitted by applicable  law, this Agreement is subject to recordation  in all  appropriate  public offices for real  property  records in all the counties or other  comparable  jurisdictions  in which any or all of the  properties  subject to the
Mortgages are situated,  and in any other  appropriate  public  recording  office or elsewhere,  such recordation to be effected by the
Master  Servicer  and at its expense on direction by the Trustee  (pursuant  to the request of Holders of  Certificates  entitled to at least 25% of the Voting  Rights),  but only upon  direction  accompanied  by an Opinion of Counsel to the effect that such  recordation materially and beneficially affects the interests of the Certificateholders.

(b)      For the purpose of facilitating  the  recordation of this Agreement as herein provided and for other purposes,  this Agreement may be executed  simultaneously in any number of counterparts,  each of which counterparts shall be deemed to be an original,  and such counterparts shall constitute but one and the same instrument.

Section 11.03.    Limitation on Rights of Certificateholders.

(a)      The death or  incapacity  of any  Certificateholder  shall not operate to  terminate  this  Agreement  or the Trust Fund,  nor entitle such  Certificateholder's  legal  representatives  or heirs to claim an  accounting  or to take any action or proceeding in any court for a partition or winding up of the Trust Fund,  nor otherwise  affect the rights,  obligations  and  liabilities  of any of the parties hereto.

(b)      No  Certificateholder  shall have any right to vote (except as expressly  provided herein) or in any manner otherwise  control the operation and management of the Trust Fund, or the  obligations of the parties  hereto,  nor shall  anything  herein set forth,  or contained in the terms of the Certificates,  be construed so as to constitute the  Certificateholders  from time to time as partners or members of an  association;  nor shall any  Certificateholder  be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c)      No  Certificateholder  shall have any right by virtue of any  provision of this  Agreement to  institute  any suit,  action or proceeding in equity or at law upon or under or with respect to this Agreement,  unless such Holder  previously shall have given to the
Trustee a written  notice of  default  and of the  continuance  thereof,  as  hereinbefore  provided,  and unless  also the  Holders of
Certificates of any Class evidencing in the aggregate not less than 25% of the related  Percentage  Interests of such Class, shall have made written  request upon the Trustee to institute  such action,  suit or  proceeding  in its own name as Trustee  hereunder and shall have offered to the Trustee such  reasonable  indemnity as it may require  against the costs,  expenses and  liabilities to be incurred therein or  thereby,  and the  Trustee,  for 60 days after its  receipt of such  notice,  request  and offer of  indemnity,  shall have neglected  or refused to  institute  any such  action,  suit or  proceeding  it being  understood  and  intended,  and being  expressly covenanted by each  Certificateholder  with every other  Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner  whatever by virtue of any provision of this Agreement to affect,  disturb or prejudice the rights of the Holders of any other of such  Certificates  of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder,  or to enforce any right under this  Agreement,  except in the manner herein  provided and for the common benefit of  Certificateholders  of such Class or all Classes,  as the case may be. For the protection and enforcement of the  provisions  of this Section  11.03,  each and every  Certificateholder  and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04.    Governing Law.

         This agreement and the  Certificates  shall be governed by and construed in accordance  with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 11.05.    Notices.

         As provided in Section 11.05 of the Series Supplement.

Section 11.06.    Required Notices to Rating Agency and Subservicer.

         The Company,  the Master  Servicer or the Trustee,  as  applicable,  (i) shall notify each Rating Agency at such time as it is otherwise  required  pursuant to this Agreement to give notice of the  occurrence  of, any of the events  described in clause (a), (b),
(c), (d), (g),  (h), (i) or (j) below,  (ii) shall notify the  Subservicer  at such time as it is otherwise  required  pursuant to this
Agreement to give notice of the  occurrence  of, any of the events  described in clause (a),  (b),  (c)(1),  (g)(1),  or (i) below,  or
(iii)  provide a copy to each Rating  Agency at such time as otherwise  required to be delivered  pursuant to this  Agreement of any of the statements described in clauses (e) and (f) below:

(a)      a material change or amendment to this Agreement,

(b)      the occurrence of an Event of Default,

(c)      (1) the  termination  or  appointment  of a successor  Master  Servicer or (2) the  termination  or appointment of a successor
         Trustee or a change in the majority ownership of the Trustee,

(d)      the filing of any claim under the Master  Servicer's  blanket  fidelity  bond and the errors and  omissions  insurance  policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

(e)      the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

(f)      the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)      (1) a change in the location of the Custodial Account or (2) a change in the location of the Certificate Account,

(h)      the  occurrence of any monthly cash flow shortfall to the Holders of any Class of  Certificates  resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)      the occurrence of the Final Distribution Date, and

(j)      the repurchase of or substitution for any Mortgage Loan,

provided,  however,  that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master
Servicer shall provide prompt written notice to each Rating Agency and the Subservicer,  if applicable,  of any such event known to the
Master Servicer.

Section 11.07.    Severability of Provisions.

         If any one or more of the  covenants,  agreements,  provisions or terms of this Agreement  shall be for any reason  whatsoever held  invalid,  then  such  covenants,  agreements,  provisions  or terms  shall be  deemed  severable  from the  remaining  covenants, agreements,  provisions or terms of this Agreement and shall in no way affect the validity or  enforceability  of the other  provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08.    Supplemental Provisions for Resecuritization.

         This Agreement may be supplemented by means of the addition of a separate  Article hereto (a  "Supplemental  Article") for the purpose of resecuritizing any of the Certificates  issued hereunder,  under the following  circumstances.  With respect to any Class or
Classes of Certificates  issued  hereunder,  or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee  thereof)  is  the  registered  Holder  (the  "Resecuritized  Certificates"),  the  Company  may  deposit  such  Resecuritized
Certificates into a new REMIC,  grantor trust or custodial  arrangement (a "Restructuring  Vehicle") to be held by the Trustee pursuant to a Supplemental  Article.  The instrument  adopting such Supplemental  Article shall be executed by the Company,  the Master Servicer and the Trustee;  provided,  that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their  respective interests would not be materially  adversely affected thereby.  To the extent that the terms of the Supplemental  Article do not in any way  affect  any  provisions  of  this  Agreement  as to any of the  Certificates  initially  issued  hereunder,  the  adoption  of the
Supplemental Article shall not constitute an "amendment" of this Agreement.

         Each Supplemental Article shall set forth all necessary  provisions relating to the holding of the Resecuritized  Certificates by the  Trustee,  the  establishment  of the  Restructuring  Vehicle,  the  issuing  of  various  classes  of new  certificates  by the
Restructuring  Vehicle and the  distributions  to be made thereon,  and any other  provisions  necessary for the purposes  thereof.  In connection with each  Supplemental  Article,  the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the
Restructuring  Vehicle will qualify as a REMIC,  grantor trust or other entity not subject to taxation for federal  income tax purposes and (ii) the  adoption of the  Supplemental  Article  will not  endanger the status of the Trust Fund as a REMIC or (subject to Section
10.01(f))  result in the imposition of a tax upon the Trust Fund  (including but not limited to the tax on prohibited  transactions  as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

Section 11.09.    Allocation of Voting Rights.

         As provided in Section 11.09 of the Series Supplement.

Section 11.10.    No Petition.

         As provided in Section 11.10 of the Series Supplement.

ARTICLE XII

                                                     COMPLIANCE WITH REGULATION AB

Section 12.01.    Intent of the Parties; Reasonableness.

                  The Company,  the Trustee and the Master  Servicer  acknowledge  and agree that the purpose of this Article XII is to facilitate  compliance by the Company with the  provisions of Regulation AB and related rules and  regulations of the  Commission.  The
Company shall not exercise its right to request  delivery of  information or other  performance  under these  provisions  other than in good faith,  or for purposes  other than  compliance  with the  Securities  Act, the Exchange Act and the rules and  regulations of the
Commission  under  the  Securities  Act  and  the  Exchange  Act.  Each of the  Master  Servicer  and  the  Trustee  acknowledges  that interpretations  of the  requirements  of  Regulation AB may change over time,  whether due to  interpretive  guidance  provided by the
Commission or its staff, consensus among participants in the mortgage-backed  securities markets, advice of counsel, or otherwise,  and agrees to comply with reasonable  requests made by the Company in good faith for delivery of information  under these provisions on the basis of evolving  interpretations  of Regulation AB. Each of the Master Servicer and the Trustee shall  cooperate  reasonably with the
Company to deliver to the  Company  (including  any of its  assignees  or  designees),  any and all  disclosure,  statements,  reports, certifications,  records and any other information  necessary in the reasonable,  good faith determination of the Company to permit the
Company to comply with the provisions of Regulation AB.

Section 12.02.    Additional Representations and Warranties of the Trustee.

                  (a)      The Trustee  shall be deemed to represent and warrant to the Company as of the Closing Date and on each date on which  information is provided to the Company under Sections  12.01,  12.02(b) or 12.03 that,  except as disclosed in writing to the
Company  prior  to such  date:  (i) it is not  aware  and has not  received  notice  that  any  default,  early  amortization  or other performance  triggering  event has occurred as to any other  Securitization  Transaction due to any default of the Trustee;  (ii) there are no  aspects  of its  financial  condition  that  could  have a material  adverse  effect on the  performance  by it of its  trustee obligations  under this Agreement or any other  Securitization  Transaction as to which it is the trustee;  (iii) there are no material legal or governmental  proceedings pending (or known to be contemplated) against it that would be material to Certificateholders;  (iv)
there are no  relationships  or  transactions  (as described in Item 1119(b) of Regulation  AB) relating to the Trustee with respect to the Company or any sponsor,  issuing entity, servicer,  trustee,  originator,  significant obligor,  enhancement or support provider or other  material  transaction  party (as each of such  terms are used in  Regulation  AB)  relating  to the  Securitization  Transaction contemplated  by the  Agreement,  as identified by the Company to the Trustee in writing as of the Closing Date (each,  a  "Transaction
Party") that are outside the ordinary course of business or on terms other than would be obtained in an arm's length  transaction  with an unrelated third party,  apart from the  Securitization  Transaction,  and that are material to the investors'  understanding  of the
Certificates;  and (v) the Trustee is not an affiliate (as  contemplated  by Item 1119(a) of Regulation AB) of any  Transaction  Party.
The Company shall notify the Trustee of any change in the identity of a Transaction Party after the Closing Date.

                  (b)      If so  requested by the Company on any date  following  the Closing  Date,  the Trustee  shall,  within five
Business Days  following  such request,  confirm in writing the accuracy of the  representations  and warranties set forth in paragraph
(a) of this  Section or, if any such  representation  and  warranty is not  accurate as of the date of such  confirmation,  provide the pertinent  facts,  in writing,  to the  Company.  Any such  request  from the Company  shall not be given more than once each  calendar quarter, unless the Company shall have a reasonable basis for questioning the accuracy of any of the representations and warranties.

Section 12.03.    Information to Be Provided by the Trustee.

                  For so long as the  Certificates are outstanding,  for the purpose of satisfying the Company's  reporting  obligation under the Exchange Act with respect to any class of  Certificates,  the Trustee shall provide to the Company a written  description  of
(a) any  litigation or  governmental  proceedings  pending  against the Trustee as of the last day of each calendar month that would be material to  Certificateholders,  and (b) any affiliations or  relationships  (as described in Item 1119 of Regulation AB) that develop following the Closing Date between the Trustee and any Transaction  Party of the type described in Section  12.02(a)(iv) or 12.02(a)(v)
as of the last day of each  calendar  year.  Any  descriptions  required  with  respect  to legal  proceedings,  as well as  updates to previously provided  descriptions,  under this Section 12.03 shall be given no later than five Business Days prior to the Determination
Date following the month in which the relevant event occurs,  and any notices and  descriptions  required with respect to affiliations, as well as updates to  previously  provided  descriptions,  under this  Section  12.03  shall be given no later than  January 31 of the calendar year following the year in which the relevant event occurs.  As of the related  Distribution  Date with respect to each Report on Form 10-D with respect to the Certificates  filed by or on behalf of the Company,  and as of March 15 preceding the date each Report on Form 10-K with respect to the  Certificates  is filed,  the Trustee  shall be deemed to represent  and warrant that any  information previously  provided by the Trustee under this Article XII is materially  correct and does not have any material  omissions  unless the
Trustee has provided an update to such  information.  The Company will allow the Trustee to review any disclosure  relating to material litigation  against the Trustee prior to filing such  disclosure  with the Commission to the extent the Company changes the information provided by the Trustee.

Section 12.04.    Report on Assessment of Compliance and Attestation.

                  On or before March 15 of each calendar year, the Trustee shall:

(a)      deliver to the Company a report (in form and  substance  reasonably  satisfactory  to the  Company)  regarding  the  Trustee's assessment of compliance  with the applicable  Servicing  Criteria during the  immediately  preceding  calendar year, as required under
Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of  Regulation  AB. Such report shall be signed by an  authorized  officer of the Trustee, and shall address each of the Servicing Criteria specified on Exhibit R hereto; and

(b)      deliver  to the  Company  a report  of a  registered  public  accounting  firm  satisfying  the  requirements  of Rule 2-01 of
Regulation  S-X under the  Securities  Act and the Exchange Act that attests to, and reports on, the  assessment of compliance  made by the Trustee and delivered  pursuant to the preceding  paragraph.  Such  attestation  shall be in accordance  with Rules  1-02(a)(3) and
2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

Section 12.05.    Indemnification; Remedies.

(a)      The Trustee shall indemnify the Company,  each affiliate of the Company,  the Master Servicer and each affiliate of the Master
Servicer,  and the respective  present and former directors,  officers,  employees and agents of each of the foregoing,  and shall hold each of them harmless from and against any losses, damages, penalties,  fines, forfeitures,  legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                           (i)(A)   any untrue  statement of a material fact  contained or alleged to be contained in any  information, report,  certification,  accountants'  attestation  or other  material  provided  under this Article XII by or on behalf of the Trustee
(collectively,  the "Trustee  Information"),  or (B) the omission or alleged  omission to state in the Trustee  Information  a material fact  required to be stated in the Trustee  Information  or  necessary  in order to make the  statements  therein,  in the light of the circumstances under which they were made, not misleading; or

                           (ii)     any failure by the Trustee to deliver any  information,  report,  certification  or other  material when and as required under this Article XII, other than a failure by the Trustee to deliver an accountants' attestation.

(b)      In the case of any failure of  performance  described in clause (ii) of  Section 12.05(a),  as well as a failure to deliver an accountants'  attestation,  the Trustee shall  (i) promptly  reimburse the Company for all costs reasonably  incurred by the Company in order to obtain the  information,  report,  certification,  accountants'  attestation or other material not delivered by the Trustee as required and (ii) cooperate with the Company to mitigate any damages that may result from such failure.

(c)      The Company and the Master  Servicer shall  indemnify the Trustee,  each  affiliate of the Trustee and the respective  present and former  directors,  officers,  employees  and agents of the  Trustee,  and shall hold each of them  harmless  from and  against any losses, damages,  penalties,  fines,  forfeitures,  legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain  arising out of or based upon (i) any untrue  statement of a material  fact  contained or alleged to be contained in any  information  provided under this  Agreement by or on behalf of the Company or Master  Servicer for inclusion in any report  filed with  Commission  under the  Exchange  Act  (collectively,  the "RFC  Information"),  or (ii) the omission or alleged omission to state in the RFC  Information a material fact  required to be stated in the RFC  Information  or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)      Notwithstanding any provision in this Section 12.05 to the contrary,  the parties agree that none of the Trustee,  the Company or the Master Servicer shall be liable to the other for any  consequential or punitive damages  whatsoever,  whether in contract,  tort
(including negligence and strict liability), or any other legal or equitable principle;  provided,  however, that such limitation shall not be applicable with respect to third party claims made against a party.

                                                               EXHIBIT A

             FORM OF CLASS A CERTIFICATE, [PRINCIPAL ONLY/CLASS A-P] CERTIFICATE AND [INTEREST ONLY/CLASS A-V] CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT
CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY,  A NEW YORK CORPORATION
("DTC"),  TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE &
CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

         [THE  FOLLOWING  INFORMATION  IS PROVIDED  SOLELY FOR THE PURPOSES OF APPLYING  THE U.S.  FEDERAL  INCOME TAX  ORIGINAL  ISSUE
DISCOUNT  ("OID") RULES TO THIS  CERTIFICATE.  THE ISSUE DATE OF THIS  CERTIFICATE IS ___________ __, ____.  ASSUMING THAT THE MORTGAGE
LOANS PREPAY AT [___]% OF THE  PREPAYMENT  SPEED  ASSUMPTION  (AS  DESCRIBED IN THE  PROSPECTUS  SUPPLEMENT),  [AND ASSUMING A CONSTANT
PASS-THROUGH  RATE EQUAL TO THE INITIAL  PASS-THROUGH  RATE,] THIS  CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN  $[          ] OF OID
PER [$1,000]  [$100,000] OF [INITIAL  CERTIFICATE  PRINCIPAL  BALANCE]  [NOTIONAL  AMOUNT],  THE YIELD TO MATURITY IS [      ]% AND THE
AMOUNT OF OID  ATTRIBUTABLE  TO THE INITIAL  ACCRUAL  PERIOD IS NO MORE THAN  $[              ]  PER  [$1,000]  [$100,000]  OF [INITIAL
CERTIFICATE  PRINCIPAL BALANCE] [NOTIONAL AMOUNT],  COMPUTED USING THE APPROXIMATE  METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE
LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT  SPEED  ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE  PASS-THROUGH
RATE.]

Certificate No.                                              [        %][Variable] Pass-Through Rate [based on a
                                                             Notional Amount]
Class A-     Senior
Date of Pooling and Servicing                                [Percentage Interest:       %]
Agreement and Cut-off Date:
___________ 1, ____                                          Aggregate Initial [Certificate Principal Balance]
                                                             [[Interest Only/Class A-V] Notional Amount] [Subclass
First Distribution Date:                                     Notional Amount] of the Class A-     Certificates:
_________ 25, ____
                                                             [Initial] [Certificate Principal
Master Servicer:                                             Balance] [Interest Only/Class A-V] [Subclass]
Residential Funding                                          Notional Amount] of this Certificate:
Company, LLC                                                 $                          ]

Assumed Final                                                CUSIP 76110F-
Distribution Date:
___________ 25, ____
                                            MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                                            SERIES ____-___

                  evidencing a percentage  interest in the  distributions  allocable to the Class A-      Certificates
                  with respect to a Trust Fund  consisting  primarily of a pool of  [conventional  one- to four-family fixed interest rate first mortgage loans] formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

                  This  Certificate  is payable  solely from the assets of the Trust Fund,  and does not  represent an obligation of or interest in Residential  Accredit Loans,  Inc., the Master  Servicer,  the Trustee referred to below or GMAC Mortgage Group, LLC or any of their affiliates.  Neither this Certificate nor the underlying  Mortgage Loans are guaranteed or insured by any governmental  agency or  instrumentality  or by Residential  Accredit Loans,  Inc., the Master  Servicer,  the Trustee or GMAC Mortgage Group, LLC or any of
their  affiliates.  None of the Company,  the Master  Servicer,  GMAC  Mortgage  Group,  LLC or any of their  affiliates  will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This  certifies  that                                                              is  the  registered  owner  of the
Percentage  Interest  evidenced by this  Certificate  [(obtained  by dividing  the [Initial  Certificate  Principal  Balance]  [Initial
[Interest  Only/Class A-V] Notional Amount] of this Certificate by the aggregate  [Initial  Certificate  Principal Balance of all Class
A-        Certificates]  [Initial [Interest  Only/Class A-V] Notional Amounts of all [Interest  Only/Class A-V] Certificates],  both as specified  above)]  in  certain  distributions  with  respect  to the Trust  Fund  consisting  primarily  of an  interest  in a pool of
[conventional  one- to four-family  fixed interest rate first mortgage  loans] (the "Mortgage  Loans"),  formed and sold by Residential
Accredit  Loans,  Inc.  (hereinafter  called the "Company,"  which term includes any successor  entity under the Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling and Servicing  Agreement  dated as specified above (the  "Agreement")  among the Company, the Master Servicer and __________________,  as trustee (the "Trustee"),  a summary of certain of the pertinent provisions of which is set forth  hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the meanings  assigned in the  Agreement.  This  Certificate is issued under and is subject to the terms,  provisions  and conditions of the Agreement,  to which
Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business  Day,  the  Business  Day  immediately  following  (the  "Distribution  Date"),  commencing  as  described in the
Agreement,  to the Person in whose name this  Certificate  is  registered at the close of business on the last day (or if such last day is not a Business  Day, the Business Day  immediately  preceding  such last day) of the month  immediately  preceding the month of such distribution (the "Record Date"),  from the Available  Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this  Certificate  and the amount [(of interest and  principal,  if any)]  required to be  distributed to Holders of Class
A-      Certificates  on such  Distribution  Date.  [The [Interest  Only/Class  A-V] Notional  Amount of the [Interest  Only/Class A-V]
Certificates as of any date of determination is equal to the aggregate  Stated  Principal  Balance of the Mortgage Loans  corresponding to the  Uncertificated  REMIC Regular Interests  represented by such [Interest  Only/Class A-V]  Certificates.]  [The Subclass Notional
Amount of the [Interest  Only/Class  A-V]-    Certificates as of any date of  determination  is equal to the aggregate Stated Principal
Balance of the Mortgage Loans  corresponding to the  Uncertificated  REMIC Regular Interests  represented by such [Interest  Only/Class
A-V]-   Certificates  immediately prior to such date.] [The [Interest Only/Class A-V][-  ]  Certificates have no Certificate  Principal
Balance.]

                  Distributions  on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a
Paying Agent  appointed by the Trustee in  immediately  available  funds (by wire transfer or otherwise)  for the account of the Person entitled  thereto if such Person shall have so notified the Master  Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

                  Notwithstanding  the above, the final  distribution on this Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed by the Trustee for that purpose.  The [Initial  Certificate  Principal Balance] [Initial [Interest  Only/Class A-V] Notional Amount] [initial Subclass
Notional Amount] of this Certificate is set forth above.] [The  Certificate  Principal  Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

                  This Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated as Mortgage
Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The  Certificates  are limited in right of payment to certain  collections  and  recoveries  respecting  the Mortgage
Loans,  all as more  specifically  set forth herein and in the Agreement.  In the event Master Servicer funds are advanced with respect to any Mortgage Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the Agreement,  from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement,  withdrawals from the Custodial Account and/or the Certificate  Account created for the benefit  of  Certificateholders  may be made by the  Master  Servicer  from  time to time for  purposes  other  than  distributions  to
Certificateholders,  such purposes including without limitation  reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided,  the amendment of the Agreement and the modification of the rights and obligations of the Company,  the Master Servicer and the Trustee and the rights of the  Certificateholders  under the
Agreement at any time by the Company,  the Master Servicer and the Trustee with the consent of the Holders of  Certificates  evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any  Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the  Certificate.  The  Agreement  also permits the  amendment  thereof in certain  circumstances  without the consent of the
Holders of any of the Certificates and, in certain additional  circumstances,  without the consent of the Holders of certain Classes of
Certificates.

                  As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer of this Certificate is registrable in the Certificate  Register upon surrender of this  Certificate for registration of transfer at the offices or agencies appointed by the Trustee,  duly endorsed by, or accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations  evidencing the same Class and aggregate
Percentage Interest will be issued to the designated transferee or transferees.

                  The  Certificates  are issuable  only as  registered  Certificates  without  coupons in Classes and in  denominations specified in the  Agreement.  As provided in the  Agreement  and subject to certain  limitations  therein set forth,  Certificates  are exchangeable  for new  Certificates  of authorized  denominations  evidencing  the same Class and  aggregate  Percentage  Interest,  as requested by the Holder surrendering the same.

                  No service  charge  will be made for any such  registration  of  transfer  or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer,  the Trustee and the Certificate Registrar and any agent of the Company, the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and neither the Company,  the Master Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created  thereby shall terminate  upon the payment to  Certificateholders  of all amounts  held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement  following the earlier of (i) the maturity or other  liquidation of the last Mortgage Loan subject thereto or the  disposition  of all property  acquired upon  foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master  Servicer  from the Trust Fund of all  remaining  Mortgage  Loans and all property  acquired in respect of such  Mortgage
Loans,  thereby effecting early retirement of the Certificates.  The Agreement  permits,  but does not require,  the Master Servicer to
(i) purchase at a price  determined as provided in the Agreement all remaining  Mortgage Loans and all property  acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the  Certificates  from the Holders  thereof;  provided,  that any such option may only be exercised if the Pool Stated  Principal  Balance of the Mortgage Loans as of the  Distribution  Date upon which the  proceeds of any such  purchase are  distributed  is less than ten percent of the Cut-off  Date  Principal  Balance of the Mortgage
Loans.

                  Reference  is hereby made to the further  provisions  of this  Certificate  set forth on the  reverse  hereof,  which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar,  by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                               [_________________________],
                                                       as Trustee

                                                     By:
                                                            Authorized Signatory

                                                     CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-     Certificates referred to in the within-mentioned Agreement.

                                                     [___________________________],
                                                            as Certificate Registrar

                                                     By:
                                                            Authorized Signatory

                                                              ASSIGNMENT

                  FOR    VALUE    RECEIVED,     the    undersigned     hereby     sell(s),     assign(s)    and    transfer(s)     unto
___________________________________________________________________     (Please  print  or  typewrite  name and  address  including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage  Asset-Backed  Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate  Registrar to issue a new Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

                                                ________________________________________
Dated:_______________                           Signature by or on behalf of assignor

                                                __________________________________________
                                                Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

The  assignee should include the following for purposes of distribution:

Distributions   shall  be  made,   by  wire   transfer   or   otherwise,   in   immediately   available   funds  to
______________________ for the account of ______________________account number _____________________, or, if mailed by check, to ________________________. Applicable statements should be mailed to ___________________________ .

This information is provided by __________________, the assignee named above, or ________________, as its agent.

                                                              EXHIBIT A-1

                                                      FORM OF CLASS X CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT  CONDUIT,"
AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION  ("DTC"),
TO ISSUER OR ITS AGENT FOR  REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE  ISSUED IS REGISTERED IN THE NAME OF
CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO
SUCH OTHER ENTITY AS IS REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Certificate No. ____                                         Variable Pass-Through Rate
Class X Senior

Date of Pooling and Servicing Agreement                      Percentage Interest: 100%
and Cut-off Date: __________ 1, ____

Master Servicer:                                             Aggregate   Initial  Notional  Amount  of  the  Class  X
Residential Funding Company, LLC                             Certificates: $__________

First Distribution Date:                                     Initial    Notional   Amount   of   this    Certificate:
__________ 25, ____                                          $_____________

Assumed Final Distribution Date:                             CUSIP ________
_____________

                                            MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                                           SERIES ____-____

         Evidencing a percentage  interest in the distributions  allocable to the Class X Certificates with respect to a Trust
         Fund consisting primarily of a pool of [one- to four-family residential,  payment-option,  adjustable-rate first lien mortgage loans with a negative amortization feature] formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in
Residential  Accredit Loans,  Inc., the Master  Servicer,  the Trustee  referred to below or GMAC Mortgage  Group,  LLC or any of their affiliates.  Neither this  Certificate  nor the  underlying  Mortgage  Loans are  guaranteed or insured by any  governmental  agency or instrumentality or by Residential  Accredit Loans,  Inc., the Master Servicer,  the Trustee or GMAC Mortgage Group, LLC or any of their affiliates.  None of the Company,  the Master  Servicer,  GMAC Mortgage Group,  LLC or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This  certifies  that  _________________________  is the  registered  owner  of the  Percentage  Interest  evidenced  by  this
Certificate  (obtained by dividing the Initial  Notional  Amount of this  Certificate by the Aggregate  Notional  Amount of all Class X
Certificates,  both as specified above) in certain  distributions with respect to the Trust Fund consisting primarily of an interest in a pool of [one- to four-family  residential,  payment-option,  adjustable-rate  first lien mortgage loans with a negative  amortization feature] (the "Mortgage  Loans"),  formed and sold by Residential  Accredit Loans, Inc.  (hereinafter  called the "Company," which term includes any successor  entity under the Agreement  referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing
Agreement dated as specified above (the "Agreement") among the Company,  the Master Servicer and  ________________________,  as trustee
(the "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  To the extent not defined herein, the  capitalized  terms used herein have the meanings  assigned in the  Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately  following (the  "Distribution  Date"),  commencing as described in the Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the  close of  business  on the last day (or if such last day is not a
Business Day, the Business Day immediately  preceding such last day) of the month immediately  preceding the month of such distribution
(the "Record Date"),  from the Available  Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this  Certificate and the amount required to be distributed to Holders of Class X Certificates on such  Distribution  Date. The Class X
Certificates have no Certificate Principal Balance.

         Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying
Agent  appointed by the Trustee in immediately  available  funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person  shall have so notified  the Master  Servicer or such  Paying  Agent,  or by check  mailed to the address of the
Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed by the Trustee for that purpose.  The Initial Notional Amount of this Certificate is set forth above.

         This  Certificate  is one of a duly  authorized  issue of  Certificates  issued in  several  Classes  designated  as  Mortgage
Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more  specifically  set forth  herein and in the  Agreement.  In the event  Master  Servicer  funds are  advanced  with  respect to any
Mortgage Loan, such advance is reimbursable to the Master Servicer,  to the extent provided in the Agreement,  from related  recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master  Servicer  from  time  to  time  for  purposes  other  than  distributions  to
Certificateholders,  such purposes including without limitation  reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Company,  the Master  Servicer  and the  Trustee  and the rights of the  Certificateholders  under the
Agreement at any time by the Company,  the Master Servicer and the Trustee with the consent of the Holders of  Certificates  evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any  Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the  Certificate.  The  Agreement  also permits the  amendment  thereof in certain  circumstances  without the consent of the
Holders of any of the Certificates and, in certain additional  circumstances,  without the consent of the Holders of certain Classes of
Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed by the Trustee,  duly endorsed by, or accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations  evidencing the same Class and aggregate
Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Company,  the Master  Servicer,  the Trustee  and the  Certificate  Registrar  and any agent of the  Company,  the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and neither the Company,  the Master Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following  the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage  Loan  subject  thereto or the disposition  of all property  acquired upon  foreclosure  or deed in lieu of  foreclosure of any Mortgage Loan and (ii) the purchase by the Master  Servicer from the Trust Fund of all remaining  Mortgage Loans and all property  acquired in respect of such Mortgage Loans, thereby  effecting  early  retirement of the  Certificates.  The Agreement  permits,  but does not require,  the Master Servicer to (i)
purchase at a price  determined as provided in the Agreement all remaining  Mortgage Loans and all property  acquired in respect of any
Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates  from the Holders  thereof;  provided,  that any such option may only be exercised if the Pool Stated  Principal  Balance of the Mortgage  Loans as of the  Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

         Reference  is hereby  made to the further  provisions  of this  Certificate  set forth on the reverse  hereof,  which  further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                               [________________________________],
                                                              as Trustee

                                                     By:
                                                              Authorized Signatory

                                                     CERTIFICATE OF AUTHENTICATION

This is one of the Class X Certificates referred to in the within-mentioned Agreement.

                                                     [________________________________],
                                                              as Certificate Registrar

                                                     By:
                                                              Authorized Signatory

                                                              ASSIGNMENT

                  FOR    VALUE    RECEIVED,     the    undersigned     hereby     sell(s),     assign(s)    and    transfer(s)     unto
___________________________________________________________________     (Please  print  or  typewrite  name and  address  including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage  Asset-Backed  Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate  Registrar to issue a new Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

                                                ________________________________________
Dated:_______________                           Signature by or on behalf of assignor

                                                __________________________________________
                                                Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

The  assignee should include the following for purposes of distribution:

Distributions   shall  be  made,   by  wire   transfer   or   otherwise,   in   immediately   available   funds  to
______________________ for the account of ______________________account number _____________________, or, if mailed by check, to ________________________. Applicable statements should be mailed to ___________________________ .

This information is provided by __________________, the assignee named above, or ________________, as its agent.

                                                               EXHIBIT B

                                                      FORM OF CLASS M CERTIFICATE

         THIS  CERTIFICATE IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE SENIOR  CERTIFICATES  [CLASS M-1  CERTIFICATES]  [AND CLASS M-2
CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT
CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY,  A NEW YORK CORPORATION
("DTC"),  TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE &
CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE  FOLLOWING  INFORMATION  IS PROVIDED  SOLELY FOR THE  PURPOSES OF APPLYING  THE U.S.  FEDERAL  INCOME TAX  ORIGINAL  ISSUE
DISCOUNT  ("OID") RULES TO THIS  CERTIFICATE.  THE ISSUE DATE OF THIS  CERTIFICATE IS ___________ __, ____.  ASSUMING THAT THE MORTGAGE
LOANS PREPAY AT [___]% OF THE PREPAYMENT  SPEED  ASSUMPTION  (AS DESCRIBED IN THE PROSPECTUS  SUPPLEMENT),  THIS  CERTIFICATE  HAS BEEN
ISSUED WITH NO MORE THAN $[____] OF OID PER $[1,000] OF INITIAL  CERTIFICATE  PRINCIPAL BALANCE,  THE YIELD TO MATURITY IS [_____]% AND
THE AMOUNT OF OID  ATTRIBUTABLE  TO THE INITIAL  ACCRUAL PERIOD IS NO MORE THAN $[____] PER $[1,000] OF INITIAL  CERTIFICATE  PRINCIPAL
BALANCE,  COMPUTED UNDER THE APPROXIMATE  METHOD.  NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE
PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

         ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE  DEEMED  TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR  HOLDING  OF THIS
CERTIFICATE (OR INTEREST  HEREIN) THAT EITHER (A) SUCH TRANSFEREE IS NOT AN INVESTMENT  MANAGER,  A NAMED FIDUCIARY OR A TRUSTEE OF ANY
PLAN, OR ANY OTHER PERSON,  ACTING,  DIRECTLY OR INDIRECTLY,  ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY PLAN
(A "PLAN  INVESTOR"),  (B) IT HAS ACQUIRED AND IS HOLDING SUCH  CERTIFICATE  IN RELIANCE ON PROHIBITED  TRANSACTION  EXEMPTION  ("PTE")
94-29,  AS MOST RECENTLY  AMENDED,  PTE 2002-41,  67 FED. REG. 54487 (AUGUST 22, 2002) (THE "RFC  EXEMPTION"),  AND THAT IT UNDERSTANDS
THAT THERE ARE CERTAIN  CONDITIONS TO THE AVAILABILITY OF THE RFC EXEMPTION  INCLUDING THAT SUCH CERTIFICATE MUST BE RATED, AT THE TIME
OF  PURCHASE,  NOT LOWER THAN  "BBB-"  (OR ITS  EQUIVALENT)  BY  STANDARD & POOR'S,  FITCH OR MOODY'S OR (C) (I) THE  TRANSFEREE  IS AN
INSURANCE  COMPANY,  (II) THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN "INSURANCE  COMPANY  GENERAL  ACCOUNT"
(WITHIN THE MEANING OF U.S.  DEPARTMENT OF LABOR PROHIBITED  TRANSACTION CLASS EXEMPTION  ("PTCE") 95-60), AND (III) THE CONDITIONS SET
FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN  SATISFIED  (EACH ENTITY THAT  SATISFIES  THIS CLAUSE (C), A  "COMPLYING  INSURANCE
COMPANY).

         IF THIS  CERTIFICATE  (OR ANY  INTEREST  HEREIN)  IS  ACQUIRED  OR HELD BY ANY PERSON  THAT DOES NOT  SATISFY  THE  CONDITIONS
DESCRIBED IN THE PRECEDING  PARAGRAPH,  THEN THE LAST PRECEDING  TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR,  (II) ACQUIRED SUCH
CERTIFICATE  IN  COMPLIANCE  WITH THE RFC  EXEMPTION,  OR (III) IS A  COMPLYING  INSURANCE  COMPANY  SHALL BE  RESTORED,  TO THE EXTENT
PERMITTED  BY LAW,  TO ALL RIGHTS AND  OBLIGATIONS  AS  CERTIFICATE  OWNER  THEREOF  RETROACTIVE  TO THE DATE OF SUCH  TRANSFER OF THIS
CERTIFICATE.  THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS  CERTIFICATE  TO SUCH PRECEDING
TRANSFEREE.

         ANY  PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION  OR HOLDING OF THIS  CERTIFICATE  (OR  INTEREST  HEREIN) WAS EFFECTED IN
VIOLATION  OF THE  RESTRICTIONS  IN SECTION  5.02(e) OF THE POOLING AND  SERVICING  AGREEMENT  SHALL  INDEMNIFY  AND HOLD  HARMLESS THE
COMPANY,  THE TRUSTEE,  THE MASTER  SERVICER,  ANY SUBSERVICER,  AND THE TRUST FUND FROM AND AGAINST ANY AND ALL  LIABILITIES,  CLAIMS,
COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

Certificate No.                                              [      ]% Pass-Through Rate

Class M-    Subordinate                                      Aggregate Certificate
                                                             Principal Balance
Date of Pooling and Servicing                                of the Class M Certificates:
Agreement and Cut-off Date:                                  $
___________ 1, ____
                                                             Initial Certificate Principal
First Distribution Date:                                     Balance of this Certificate:
_________ 25, ____                                           $

Master Servicer:                                             CUSIP: 76110F-
Residential Funding Company, LLC

Assumed Final Distribution Date:
___________ 25, ____

                                            MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                                            SERIES ____-___

         evidencing a percentage interest in any distributions  allocable to the Class M-     Certificates with respect to the
         Trust Fund consisting  primarily of a pool of  [conventional  one- to four-family  fixed interest rate first mortgage loans] formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

                  This  Certificate  is payable  solely from the assets of the Trust Fund,  and does not  represent an obligation of or interest in Residential  Accredit Loans,  Inc., the Master  Servicer,  the Trustee referred to below or GMAC Mortgage Group, LLC or any of their affiliates.  Neither this Certificate nor the underlying  Mortgage Loans are guaranteed or insured by any governmental  agency or  instrumentality  or by Residential  Accredit Loans,  Inc., the Master  Servicer,  the Trustee or GMAC Mortgage Group, LLC or any of
their  affiliates.  None of the Company,  the Master  Servicer,  GMAC  Mortgage  Group,  LLC or any of their  affiliates  will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies  that                                                      is the  registered  owner of the Percentage
Interest  evidenced by this Certificate  (obtained by dividing the Certificate  Principal  Balance of this Certificate by the aggregate
Certificate  Principal Balance of all Class M-      Certificates,  both as specified above) in certain  distributions with respect to a
Trust Fund  consisting  primarily of a pool of  [conventional  one- to  four-family  fixed  interest  rate first  mortgage  loans] (the
"Mortgage  Loans"),  formed and sold by Residential  Accredit Loans,  Inc.  (hereinafter  called the "Company," which term includes any successor  entity under the Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling and  Servicing  Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and  __________________,  as trustee (the "Trustee"), a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined herein,  the capitalized terms  used  herein  have the  meanings  assigned  in the  Agreement.  This  Certificate  is issued  under and is subject to the terms, provisions and  conditions of the  Agreement,  to which  Agreement the Holder of this  Certificate  by virtue of the acceptance  hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business  Day,  the  Business  Day  immediately  following  (the  "Distribution  Date"),  commencing  as  described in the
Agreement,  to the Person in whose name this  Certificate  is  registered at the close of business on the last day (or if such last day is not a Business  Day, the Business Day  immediately  preceding  such last day) of the month  immediately  preceding the month of such distribution (the "Record Date"),  from the Available  Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this  Certificate  and the amount (of interest  and  principal,  if any)  required to be  distributed  to Holders of Class
M-     Certificates on such Distribution Date.

                  Distributions  on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a
Paying Agent  appointed by the Trustee in  immediately  available  funds (by wire transfer or otherwise)  for the account of the Person entitled  thereto if such Person shall have so notified the Master  Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

                  Notwithstanding  the above, the final  distribution on this Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed by the Trustee for that  purpose.  The Initial  Certificate  Principal  Balance of this  Certificate  is set forth above.  The  Certificate  Principal
Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

                  Any transferee of this  Certificate  will be deemed to have  represented by virtue of its purchase or holding of this
Certificate (or interest  herein) that either (a) such transferee is not an investment  manager,  a named fiduciary or a trustee of any plan, or any other person,  acting,  directly or indirectly,  on behalf of or purchasing any Certificate with "plan assets" of any plan
(a "plan  investor"),  (b) it has acquired and is holding such  Certificate  in reliance on prohibited  transaction  exemption  ("PTE")
94-29,  as most recently  amended,  PTE 2002-41,  67 fed. Reg. 54487 (August 22, 2002) (the "RFC  Exemption"),  and that it understands that there are certain  conditions to the availability of the RFC Exemption  including that such Certificate must be rated, at the time of  purchase,  not lower than  "BBB-"  (or its  equivalent)  by  Standard & Poor's,  Fitch or Moody's or (c) (i) the  transferee  is an insurance  company,  (ii) the source of funds to be used by it to purchase the Certificate is an "insurance  company  general  account"
(within the meaning of U.S.  Department of Labor prohibited  transaction class exemption  ("PTCE") 95-60), and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been  satisfied  (each entity that  satisfies  this clause (c), a  "complying  insurance company).

                  If this  Certificate (or any interest  herein) is acquired or held by any person that does not satisfy the conditions described in the preceding  paragraph,  then the last preceding  transferee that either (i) is not a plan investor,  (ii) acquired such
Certificate  in  compliance  with the RFC  Exemption,  or (iii) is a  complying  insurance  company  shall be  restored,  to the extent permitted  by law,  to all rights and  obligations  as  Certificate  owner  thereof  retroactive  to the date of such  transfer of this
Certificate.  The Trustee shall be under no liability to any person for making any payments due on this  Certificate  to such preceding transferee.

                  This Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated as Mortgage
Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The  Certificates  are limited in right of payment to certain  collections  and  recoveries  respecting  the Mortgage
Loans,  all as more  specifically  set forth herein and in the Agreement.  In the event Master Servicer funds are advanced with respect to any Mortgage Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the Agreement,  from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement,  withdrawals from the Custodial Account and/or the Certificate  Account created for the benefit  of  Certificateholders  may be made by the  Master  Servicer  from  time to time for  purposes  other  than  distributions  to
Certificateholders,  such purposes including without limitation  reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided,  the amendment of the Agreement and the modification of the rights and obligations of the Company,  the Master Servicer and the Trustee and the rights of the  Certificateholders  under the
Agreement at any time by the Company,  the Master Servicer and the Trustee with the consent of the Holders of  Certificates  evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any  Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the  Certificate.  The  Agreement  also permits the  amendment  thereof in certain  circumstances  without the consent of the
Holders of any of the Certificates and, in certain additional  circumstances,  without the consent of the Holders of certain Classes of
Certificates.

                  As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer of this Certificate is registrable in the Certificate  Register upon surrender of this  Certificate for registration of transfer at the offices or agencies appointed by the Trustee,  duly endorsed by, or accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations  evidencing the same Class and aggregate
Percentage Interest will be issued to the designated transferee or transferees.

                  The  Certificates  are issuable  only as  registered  Certificates  without  coupons in Classes and in  denominations specified in the  Agreement.  As provided in the  Agreement  and subject to certain  limitations  therein set forth,  Certificates  are exchangeable  for new  Certificates  of authorized  denominations  evidencing  the same Class and  aggregate  Percentage  Interest,  as requested by the Holder surrendering the same.

                  No service  charge  will be made for any such  registration  of  transfer  or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer,  the Trustee and the Certificate Registrar and any agent of the Company, the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and neither the Company,  the Master Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created  thereby shall terminate  upon the payment to  Certificateholders  of all amounts  held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement  following the earlier of (i) the maturity or other  liquidation of the last Mortgage Loan subject thereto or the  disposition  of all property  acquired upon  foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master  Servicer  from the Trust Fund of all  remaining  Mortgage  Loans and all property  acquired in respect of such  Mortgage
Loans,  thereby effecting early retirement of the Certificates.  The Agreement  permits,  but does not require,  the Master Servicer to
(i) purchase at a price  determined as provided in the Agreement all remaining  Mortgage Loans and all property  acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the  Certificates  from the Holders  thereof;  provided,  that any such option may only be exercised if the Pool Stated  Principal  Balance of the Mortgage Loans as of the  Distribution  Date upon which the  proceeds of any such  purchase are  distributed  is less than ten percent of the Cut-off  Date  Principal  Balance of the Mortgage
Loans.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar,  by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                               [____________________________],
                                                     as Trustee

                                                     By:
                                                            Authorized Signatory

                                                     CERTIFICATE OF AUTHENTICATION

                  This is one of the Class M-     Certificates referred to in the within-mentioned Agreement.

                                                     [_________________________],
                                                             as Certificate Registrar

                                                     By:
                                                            Authorized Signatory

                                                              ASSIGNMENT

                  FOR    VALUE    RECEIVED,     the    undersigned     hereby     sell(s),     assign(s)    and    transfer(s)     unto
___________________________________________________________________     (Please  print  or  typewrite  name and  address  including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage  Asset-Backed  Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate  Registrar to issue a new Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

                                                ________________________________________
Dated:_______________                           Signature by or on behalf of assignor

                                                __________________________________________
                                                Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

The  assignee should include the following for purposes of distribution:

Distributions   shall  be  made,   by  wire   transfer   or   otherwise,   in   immediately   available   funds  to
______________________ for the account of ______________________account number _____________________, or, if mailed by check, to ________________________. Applicable statements should be mailed to ___________________________ .

This information is provided by __________________, the assignee named above, or ________________, as its agent.

                                                               EXHIBIT C

                                                      FORM OF CLASS B CERTIFICATE

THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR  CERTIFICATES  AND CLASS M CERTIFICATES  [AND CLASS B-1] [CLASS B-2
CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS  CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS AMENDED,  OR THE SECURITIES LAWS OF ANY
STATE  AND MAY NOT BE  RESOLD OR  TRANSFERRED  UNLESS  IT IS  REGISTERED  PURSUANT  TO SUCH ACT AND LAWS OR IS SOLD OR  TRANSFERRED  IN
TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION  UNDER SUCH ACT AND UNDER  APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH
THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON,  UNLESS THE TRANSFEREE  PROVIDES EITHER A CERTIFICATION  PURSUANT TO SECTION
5.02(e)  OF THE  AGREEMENT  OR AN OPINION OF COUNSEL  SATISFACTORY  TO THE  TRUSTEE  THAT THE  PURCHASE  OF THIS  CERTIFICATE  WILL NOT
CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974,
AS  AMENDED  ("ERISA"),  OR SECTION  4975 OF THE CODE AND WILL NOT  SUBJECT  THE MASTER  SERVICER,  THE  COMPANY OR THE  TRUSTEE TO ANY
OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT  CONDUIT,"
AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE CODE.  THE FOLLOWING  INFORMATION  IS PROVIDED  SOLELY FOR
THE PURPOSES OF APPLYING THE U.S.  FEDERAL  INCOME TAX ORIGINAL  ISSUE DISCOUNT  ("OID") RULES TO THIS  CERTIFICATE.  THE ISSUE DATE OF
THIS  CERTIFICATE IS ___________  __, ____.  ASSUMING THAT THE MORTGAGE  LOANS PREPAY AT 100% OF THE  PREPAYMENT  SPEED  ASSUMPTION (AS
DESCRIBED IN THE PROSPECTUS  SUPPLEMENT),  THIS  CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[      ] OF OID PER $[1,000] OF INITIAL
CERTIFICATE  PRINCIPAL  BALANCE,  THE YIELD TO MATURITY IS [        ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD
IS NO MORE THAN  $[        ]  PER  $[1,000] OF INITIAL  CERTIFICATE  PRINCIPAL  BALANCE,  COMPUTED  UNDER THE  APPROXIMATE  METHOD.  NO
REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

Certificate No.                                              [      ]% Pass-Through Rate

Class B-     Subordinate                                     Aggregate Certificate
                                                             Principal Balance
Date of Pooling and Servicing                                of the Class B-
Agreement and Cut-off Date:                                  Certificates as of
___________ 1, ____                                          the Cut-off Date:
                                                             $
First Distribution Date:
_________ 25, ____                                           Initial Certificate Principal
                                                             Balance of this Certificate:
Master Servicer:                                             $
Residential Funding Company, LLC

Assumed Final Distribution Date:
___________ 25, ____

                                            MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                                            SERIES ____-___

        evidencing a percentage  interest in any distributions  allocable to the Class B-     Certificates with respect to the
        Trust Fund  consisting  primarily of a pool of  [conventional  one- to four-family  fixed interest rate first mortgage loans] formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

                  This  Certificate  is payable  solely from the assets of the Trust Fund,  and does not  represent an obligation of or interest in Residential  Accredit Loans,  Inc., the Master  Servicer,  the Trustee referred to below or GMAC Mortgage Group, LLC or any of their affiliates.  Neither this Certificate nor the underlying  Mortgage Loans are guaranteed or insured by any governmental  agency or  instrumentality  or by Residential  Accredit Loans,  Inc., the Master  Servicer,  the Trustee or GMAC Mortgage Group, LLC or any of
their  affiliates.  None of the Company,  the Master  Servicer,  GMAC  Mortgage  Group,  LLC or any of their  affiliates  will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that Residential  Accredit Loans, Inc. is the registered owner of the Percentage Interest evidenced by this Certificate  (obtained by dividing the Certificate  Principal Balance of this Certificate by the aggregate  Certificate  Principal
Balance of all Class B-      Certificates,  both as specified above) in certain  distributions  with respect to a Trust Fund consisting primarily of a pool of [conventional one- to four-family fixed interest rate first mortgage loans] (the "Mortgage  Loans"),  formed and sold by  Residential  Accredit  Loans,  Inc.  (hereinafter  called the  "Company,"  which term includes any successor  entity under the
Agreement  referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing  Agreement dated as specified above (the
"Agreement") among the Company,  the Master Servicer and  __________________,  as trustee (the "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This  Certificate  is issued under and is subject to the terms,  provisions and conditions of the
Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance  hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day  immediately  following (the  "Distribution  Date"),  commencing on the first  Distribution
Date specified  above, to the Person in whose name this  Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day  immediately  preceding  such last day) of the month next  preceding the month of such distribution (the "Record Date"),  from the Available  Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this  Certificate  and the amount (of interest and  principal,  if any) required to be  distributed  to Holders of Class B
Certificates on such Distribution Date.

                  Distributions  on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a
Paying Agent  appointed by the Trustee in  immediately  available  funds (by wire transfer or otherwise)  for the account of the Person entitled  thereto if such Person shall have so notified the Master  Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

                  Notwithstanding  the above, the final  distribution on this Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed by the Trustee for that  purpose.  The Initial  Certificate  Principal  Balance of this  Certificate  is set forth above.  The  Certificate  Principal
Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

                  No  transfer  of this  Class B  Certificate  will be made  unless  such  transfer  is  exempt  from the  registration requirements  of the Securities Act of 1933, as amended,  and any applicable  state  securities laws or is made in accordance with said
Act and laws.  In the event that such a  transfer  is to be made,  (i) the  Trustee or the  Company  may  require an opinion of counsel acceptable  to and in form and  substance  satisfactory  to the Trustee and the Company that such  transfer is exempt  (describing  the applicable  exemption and the basis therefor) from or is being made pursuant to the registration  requirements of the Securities Act of
1933, as amended,  and of any applicable  statute of any state and (ii) the transferee  shall execute an investment  letter in the form described  by the  Agreement.  The Holder  hereof  desiring to effect such  transfer  shall,  and does hereby agree to,  indemnify  the
Trustee,  the Company,  the Master  Servicer and the Certificate  Registrar  acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in  accordance  with such  Federal and state laws.  In  connection  with any such  transfer,  the Trustee will also require  either (i) an opinion of counsel  addressed to the Trustee,  the Company and the Master
Servicer,  acceptable  to and in form and substance  satisfactory  to the Trustee with respect to the  permissibility  of such transfer under the Employee  Retirement  Income Security Act of 1974, as amended  ("ERISA"),  and Section 4975 of the Internal Revenue Code (the
"Code") and stating, among other things, that the transferee's  acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited  transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation  letter, in the form as described by Section 5.02(e) of the Agreement,  either stating that the transferee is not an employee  benefit or other plan subject to the  prohibited  transaction  provisions  of ERISA or  Section  4975 of the Code (a  "Plan"),  or any  other  person  (including  an investment  manager,  a named  fiduciary or a trustee of any Plan)  acting,  directly or  indirectly,  on behalf of or  purchasing  any
Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance  company,  the source of funds to be used by it to purchase the  Certificate  is an "insurance  company  general  account"  (within the meaning of  Department  of Labor  Prohibited
Transaction Class Exemption  ("PTCE") 95-60),  and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

                  This Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated as Mortgage
Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The  Certificates  are limited in right of payment to certain  collections  and  recoveries  respecting  the Mortgage
Loans,  all as more  specifically  set forth herein and in the Agreement.  In the event Master Servicer funds are advanced with respect to any Mortgage Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the Agreement,  from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement,  withdrawals from the Custodial Account and/or the Certificate  Account created for the benefit  of  Certificateholders  may be made by the  Master  Servicer  from  time to time for  purposes  other  than  distributions  to
Certificateholders,  such purposes including without limitation  reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided,  the amendment of the Agreement and the modification of the rights and obligations of the Company,  the Master Servicer and the Trustee and the rights of the  Certificateholders  under the
Agreement at any time by the Company,  the Master Servicer and the Trustee with the consent of the Holders of  Certificates  evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any  Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the  Certificate.  The  Agreement  also permits the  amendment  thereof in certain  circumstances  without the consent of the
Holders of any of the Certificates and, in certain additional  circumstances,  without the consent of the Holders of certain Classes of
Certificates.

                  As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer of this Certificate is registrable in the Certificate  Register upon surrender of this  Certificate for registration of transfer at the offices or agencies appointed by the Trustee,  duly endorsed by, or accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations  evidencing the same Class and aggregate
Percentage Interest will be issued to the designated transferee or transferees.

                  The  Certificates  are issuable  only as  registered  Certificates  without  coupons in Classes and in  denominations specified in the  Agreement.  As provided in the  Agreement  and subject to certain  limitations  therein set forth,  Certificates  are exchangeable  for new  Certificates  of authorized  denominations  evidencing  the same Class and  aggregate  Percentage  Interest,  as requested by the Holder surrendering the same.

                  No service  charge  will be made for any such  registration  of  transfer  or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer,  the Trustee and the Certificate Registrar and any agent of the Company, the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and neither the Company,  the Master Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created  thereby shall terminate  upon the payment to  Certificateholders  of all amounts  held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement  following the earlier of (i) the maturity or other  liquidation of the last Mortgage Loan subject thereto or the  disposition  of all property  acquired upon  foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master  Servicer  from the Trust Fund of all  remaining  Mortgage  Loans and all property  acquired in respect of such  Mortgage
Loans,  thereby effecting early retirement of the Certificates.  The Agreement  permits,  but does not require,  the Master Servicer to
(i) purchase at a price  determined as provided in the Agreement all remaining  Mortgage Loans and all property  acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the  Certificates  from the Holders  thereof;  provided,  that any such option may only be exercised if the Pool Stated  Principal  Balance of the Mortgage Loans as of the  Distribution  Date upon which the  proceeds of any such  purchase are  distributed  is less than ten percent of the Cut-off  Date  Principal  Balance of the Mortgage
Loans.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar,  by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                               [_____________________________],
                                                           as Trustee

                                                     By:
                                                            Authorized Signatory

                                                     CERTIFICATE OF AUTHENTICATION

                  This is one of the Class B-     Certificates referred to in the within-mentioned Agreement.

                                                     [___________________________],
                                                            as Certificate Registrar

                                                     By:
                                                            Authorized Signatory

                                                              ASSIGNMENT

                  FOR    VALUE    RECEIVED,     the    undersigned     hereby     sell(s),     assign(s)    and    transfer(s)     unto
___________________________________________________________________     (Please  print  or  typewrite  name and  address  including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage  Asset-Backed  Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate  Registrar to issue a new Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

                                                ________________________________________
Dated:_______________                           Signature by or on behalf of assignor

                                                __________________________________________
                                                Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

The  assignee should include the following for purposes of distribution:

Distributions   shall  be  made,   by  wire   transfer   or   otherwise,   in   immediately   available   funds  to
______________________ for the account of ______________________account number _____________________, or, if mailed by check, to ________________________. Applicable statements should be mailed to ___________________________ .

This information is provided by __________________, the assignee named above, or ________________, as its agent.

                                                              EXHIBIT C-I

                                                      FORM OF CLASS P CERTIFICATE

THIS  CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS AMENDED,  OR THE SECURITIES LAWS OF ANY
STATE  AND MAY NOT BE  RESOLD OR  TRANSFERRED  UNLESS  IT IS  REGISTERED  PURSUANT  TO SUCH ACT AND LAWS OR IS SOLD OR  TRANSFERRED  IN
TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION  UNDER SUCH ACT AND UNDER  APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH
THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT).

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON,  UNLESS THE TRANSFEREE  PROVIDES EITHER A CERTIFICATION  PURSUANT TO SECTION
5.02(e)  OF THE  AGREEMENT  OR AN OPINION OF COUNSEL  SATISFACTORY  TO THE  TRUSTEE  THAT THE  PURCHASE  OF THIS  CERTIFICATE  WILL NOT
CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974,
AS  AMENDED  ("ERISA"),  OR SECTION  4975 OF THE CODE AND WILL NOT  SUBJECT  THE MASTER  SERVICER,  THE  COMPANY OR THE  TRUSTEE TO ANY
OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

C-I-6
OHS WEST:260285649.3

Certificate No. ___                                          Prepayment Charge

Class P - Prepayment Charge                                  Aggregate Certificate Principal Balance
                                                             of the Class P
Date of Pooling and Servicing                                Certificates as of
Agreement and Cut-off Date:                                  the Cut-off Date:
__________ 1, ____                                           $0.00

First Distribution Date:                                     Initial Certificate Principal Balance of this
__________ 25, ____                                          Certificate: $____

Master Servicer:                                             Percentage Interest of this Certificate:
Residential Funding Company, LLC                             100%

Assumed Final Distribution Date:                             CUSIP: __________
__________ 25, ____
                                            MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                                            SERIES ____-___

        evidencing a percentage interest in any distributions  allocable to the Class P Certificates with respect to the Trust
        Fund consisting primarily of a pool of [one- to four-family  residential,  payment-option,  adjustable-rate first lien mortgage loans with a negative amortization feature] formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

                  This  Certificate  is payable  solely from the assets of the Trust Fund,  and does not  represent an obligation of or interest in Residential  Accredit Loans,  Inc., the Master  Servicer,  the Trustee referred to below or GMAC Mortgage Group, LLC or any of their affiliates.  Neither this Certificate nor the underlying  Mortgage Loans are guaranteed or insured by any governmental  agency or  instrumentality  or by Residential  Accredit Loans,  Inc., the Master  Servicer,  the Trustee or GMAC Mortgage Group, LLC or any of
their  affiliates.  None of the Company,  the Master  Servicer,  GMAC  Mortgage  Group,  LLC or any of their  affiliates  will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that  ____________________________  is the registered  owner of the Percentage  Interest  evidenced by this Certificate (as specified  above) in certain  distributions  with respect to a Trust Fund consisting  primarily of a pool of [one-
to  four-family  residential,  payment-option,  adjustable-rate  first lien mortgage loans with a negative  amortization  feature] (the
"Mortgage  Loans"),  formed and sold by Residential  Accredit Loans,  Inc.  (hereinafter  called the "Company," which term includes any successor  entity under the Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling and  Servicing  Agreement dated as  specified  above (the  "Agreement")  among the  Company,  the  Master  Servicer  and  ____________________,  as trustee  (the
"Trustee"),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the meanings  assigned in the  Agreement.  This  Certificate  is issued under and is subject to the terms,  provisions  and  conditions of the  Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day  immediately  following (the  "Distribution  Date"),  commencing on the first  Distribution
Date  specified  above,  to the Person in whose name this  Certificate at the close of business on the last day (or if such last day is not a Business  Day,  the  Business Day  immediately  preceding  such last day) of the month  immediately  preceding  the month of such distribution  (the "Record Date"), in an amount equal to the product of the Percentage  Interest  evidenced by this Certificate and the amount required to be distributed to Holders of Class P Certificates on such Distribution Date.

                  Distributions  on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a
Paying Agent  appointed by the Trustee in  immediately  available  funds (by wire transfer or otherwise)  for the account of the Person entitled  thereto if such Person shall have so notified the Master  Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

                  Notwithstanding  the above, the final  distribution on this Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed by the Trustee for that purpose.

                  No  transfer  of this  Class P  Certificate  will be made  unless  such  transfer  is  exempt  from the  registration requirements  of the Securities Act of 1933, as amended,  and any applicable  state  securities laws or is made in accordance with said
Act and laws.  In the event that such a  transfer  is to be made,  (i) the  Trustee or the  Company  may  require an opinion of counsel acceptable  to and in form and  substance  satisfactory  to the Trustee and the Company that such  transfer is exempt  (describing  the applicable  exemption and the basis therefor) from or is being made pursuant to the registration  requirements of the Securities Act of
1933, as amended,  and of any applicable  statute of any state and (ii) the transferee  shall execute an investment  letter in the form described  by the  Agreement.  The Holder  hereof  desiring to effect such  transfer  shall,  and does hereby agree to,  indemnify  the
Trustee,  the Company,  the Master  Servicer and the Certificate  Registrar  acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in  accordance  with such  Federal and state laws.  In  connection  with any such  transfer,  the Trustee will also require  either (i) an opinion of counsel  addressed to the Trustee,  the Company and the Master
Servicer,  acceptable  to and in form and substance  satisfactory  to the Trustee with respect to the  permissibility  of such transfer under the Employee  Retirement  Income Security Act of 1974, as amended  ("ERISA"),  and Section 4975 of the Internal Revenue Code (the
"Code") and stating, among other things, that the transferee's  acquisition of a Class P Certificate will not constitute or result in a non-exempt prohibited  transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation  letter, in the form as described by Section 5.02(e) of the Agreement,  either stating that the transferee is not an employee  benefit or other plan subject to the  prohibited  transaction  provisions  of ERISA or  Section  4975 of the Code (a  "Plan"),  or any  other  person  (including  an investment  manager,  a named  fiduciary or a trustee of any Plan)  acting,  directly or  indirectly,  on behalf of or  purchasing  any
Certificate with "plan assets" of any Plan.

                  This Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated as Mortgage
Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The  Certificates  are limited in right of payment to certain  collections  and  recoveries  respecting  the Mortgage
Loans,  all as more  specifically  set forth herein and in the Agreement.  In the event Master Servicer funds are advanced with respect to any Mortgage Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the Agreement,  from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement,  withdrawals from the Custodial Account and/or the Certificate  Account created for the benefit  of  Certificateholders  may be made by the  Master  Servicer  from  time to time for  purposes  other  than  distributions  to
Certificateholders,  such purposes including without limitation  reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided,  the amendment of the Agreement and the modification of the rights and obligations of the Company,  the Master Servicer and the Trustee and the rights of the  Certificateholders  under the
Agreement at any time by the Company,  the Master Servicer and the Trustee with the consent of the Holders of  Certificates  evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any  Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the  Certificate.  The  Agreement  also permits the  amendment  thereof in certain  circumstances  without the consent of the
Holders of any of the Certificates and, in certain additional  circumstances,  without the consent of the Holders of certain Classes of
Certificates.

                  As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer of this Certificate is registrable in the Certificate  Register upon surrender of this  Certificate for registration of transfer at the offices or agencies appointed by the Trustee,  duly endorsed by, or accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations  evidencing the same Class and aggregate
Percentage Interest will be issued to the designated transferee or transferees.

                  The  Certificates  are issuable  only as  registered  Certificates  without  coupons in Classes and in  denominations specified in the  Agreement.  As provided in the  Agreement  and subject to certain  limitations  therein set forth,  Certificates  are exchangeable  for new  Certificates  of authorized  denominations  evidencing  the same Class and  aggregate  Percentage  Interest,  as requested by the Holder surrendering the same.

                  No service  charge  will be made for any such  registration  of  transfer  or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer,  the Trustee and the Certificate Registrar and any agent of the Company, the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and neither the Company,  the Master Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created  thereby shall terminate  upon the payment to  Certificateholders  of all amounts  held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement  following the earlier of (i) the maturity or other  liquidation of the last Mortgage Loan subject thereto or the  disposition  of all property  acquired upon  foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master  Servicer  from the Trust Fund of all  remaining  Mortgage  Loans and all property  acquired in respect of such  Mortgage
Loans,  thereby effecting early retirement of the Certificates.  The Agreement  permits,  but does not require,  the Master Servicer to
(i) purchase at a price  determined as provided in the Agreement all remaining  Mortgage Loans and all property  acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the  Certificates  from the Holders  thereof;  provided,  that any such option may only be exercised if the Pool Stated  Principal  Balance of the Mortgage Loans as of the  Distribution  Date upon which the  proceeds of any such  purchase are  distributed  is less than ten percent of the Cut-off  Date  Principal  Balance of the Mortgage
Loans.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar,  by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: _______________                               [____________________________],
                                                           as Trustee

                                                     By:
                                                            Authorized Signatory

                                                     CERTIFICATE OF AUTHENTICATION

This is one of the Class P Certificates referred to in the within-mentioned Agreement.

                                                     [____________________________],
                                                              as Certificate Registrar

                                                     By:______________________________
                                                              Authorized Signatory

                                                              ASSIGNMENT

                  FOR    VALUE    RECEIVED,     the    undersigned     hereby     sell(s),     assign(s)    and    transfer(s)     unto
___________________________________________________________________     (Please  print  or  typewrite  name and  address  including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage  Asset-Backed  Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate  Registrar to issue a new Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

                                                ________________________________________
Dated:_______________                           Signature by or on behalf of assignor

                                                __________________________________________
                                                Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

The  assignee should include the following for purposes of distribution:

Distributions   shall  be  made,   by  wire   transfer   or   otherwise,   in   immediately   available   funds  to
______________________ for the account of ______________________account number _____________________, or, if mailed by check, to ________________________. Applicable statements should be mailed to ___________________________ .

This information is provided by __________________, the assignee named above, or ________________, as its agent.

                                                             EXHIBIT C-II

                                                       CLASS SB-[ ] CERTIFICATE

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR  CERTIFICATES,  THE CLASS M-1, CLASS M-2, CLASS M-3, [CLASS
M-4,  CLASS M-5, CLASS M-6,  CLASS M-7,  CLASS M-8,  CLASS M-9 AND CLASS M-10]  CERTIFICATES  AS DESCRIBED IN THE AGREEMENT (AS DEFINED
HEREIN).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT
CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

         THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES  ACT OF 1933, AS AMENDED,  OR THE SECURITIES
LAWS OF ANY  STATE  AND  MAY NOT BE  RESOLD  OR  TRANSFERRED  UNLESS  IT IS  REGISTERED  PURSUANT  TO SUCH  ACT AND  LAWS OR IS SOLD OR
TRANSFERRED IN TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION  UNDER SUCH ACT AND UNDER  APPLICABLE  STATE LAW AND IS TRANSFERRED IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

         NO TRANSFER OF THIS  CERTIFICATE OR ANY INTEREST  HEREIN SHALL BE MADE TO ANY PLAN SUBJECT TO TITLE I OF ERISA OR SECTION 4975
OF THE CODE,  ANY PERSON ACTING,  DIRECTLY OR INDIRECTLY,  ON BEHALF OF ANY SUCH PLAN OR ANY PERSON  ACQUIRING SUCH  CERTIFICATES  WITH
"PLAN ASSETS" OF A PLAN WITHIN THE MEANING OF THE DEPARTMENT OF LABOR REGULATION PROMULGATED AT 29 C.F.R.SS.2510.3-101,  AS MODIFIED BY
SECTION  3(42) OF ERISA ("PLAN ASSET  REGULATIONS"),  UNLESS THE  DEPOSITOR,  THE TRUSTEE AND THE MASTER  SERVICER ARE PROVIDED WITH AN
OPINION OF COUNSEL WHICH  ESTABLISHES TO THE  SATISFACTION  OF THE TRUSTEE THAT THE PURCHASE OF THIS  CERTIFICATE IS PERMISSIBLE  UNDER
APPLICABLE  LAW, WILL NOT  CONSTITUTE OR RESULT IN ANY  PROHIBITED  TRANSACTION  UNDER TITLE I OF ERISA OR SECTION 4975 OF THE CODE AND
WILL NOT  SUBJECT  THE  DEPOSITOR,  THE MASTER  SERVICER,  THE  TRUSTEE OR THE TRUST FUND TO ANY  OBLIGATION  OR  LIABILITY  (INCLUDING
OBLIGATIONS  OR  LIABILITIES  UNDER TITLE I OF ERISA OR SECTION  4975 OF THE CODE) IN ADDITION TO THOSE  UNDERTAKEN  IN THE  AGREEMENT,
WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF. THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR THE TRUST FUND.

Class SB-[ ] Subordinate                                     Certificate No. ___

Date of Pooling and Servicing Agreement                      Percentage Interest: _____%
and Cut-off Date:
___________ 1, ____

First Distribution Date:                                     Aggregate Initial Notional Principal
___________ 25, ____                                         Balance of the Class SB-[ ] Certificates:
                                                             $____________

Master Servicer:                                             Initial Notional Balance
Residential Funding Company, LLC                             of this Class SB-2 Certificate:
                                                             $____________

Maturity Date:                                               CUSIP: ____________
___________ 25, ____

                                            MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                                           Series _____-____

                  evidencing a percentage  interest in any  distributions  allocable to the Class SB-[ ]  Certificates with respect to the Trust Fund consisting  primarily of a pool of [one- to four-family  residential, hybrid  adjustable-rate  first lien mortgage loans with a negative  amortization feature] formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in
Residential  Accredit Loans,  Inc., the Master  Servicer,  the Trustee  referred to below or GMAC Mortgage  Group,  LLC or any of their affiliates.  Neither this  Certificate  nor the  underlying  Mortgage  Loans are  guaranteed or insured by any  governmental  agency or instrumentality or by Residential  Accredit Loans,  Inc., the Master Servicer,  the Trustee or GMAC Mortgage Group, LLC or any of their affiliates.  None of the Depositor,  the Master Servicer,  GMAC Mortgage Group, LLC or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This  certifies  that PRAMWAVE & CO. is the  registered  owner of the  Percentage  Interest  evidenced by this  Certificate in certain  distributions with respect to the Trust Fund consisting primarily of an interest in a pool of [one- to four-family  adjustable rate first lien mortgage loans] (the "Mortgage Loans"),  sold by Residential Accredit Loans, Inc.  (hereinafter called the "Depositor,"
which term includes any successor entity under the Agreement  referred to below).  The Trust Fund was created pursuant to a Pooling and
Servicing Agreement dated as specified above (the "Agreement") among the Depositor,  the Master Servicer and _____________,  as trustee
(the "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions  and  conditions of the  Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof, assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately  following (the  "Distribution  Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is registered  at the close of business on the last  Business Day of the month  immediately preceding  the month of such  distribution  (the  "Record  Date"),  from the  Available  Distribution  Amount in an amount equal to the product of the Percentage  Interest  evidenced by this  Certificate  and the amount of interest and principal,  if any,  required to be distributed to Holders of Class SB-[ ] Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying
Agent  appointed by the Trustee in immediately  available  funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person  shall have so notified  the Master  Servicer or such  Paying  Agent,  or by check  mailed to the address of the
Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed by the Trustee for that purpose.  The Notional Amount of this Class SB-[ ] Certificate as of any date of  determination  will be calculated as described in the
Agreement.  This Class SB-[ ] Certificate  will accrue  interest at the  Pass-Through  Rate on the Notional  Amount as indicated in the definition  of Accrued  Certificate  Interest  in the  Agreement.  This  Class  SB-[ ]  Certificate  will not  accrue  interest  on its
Certificate Principal Balance.

         No transfer of this Class SB-[ ] Certificate  will be made unless such transfer is exempt from the  registration  requirements of the Securities Act of 1933, as amended,  and any applicable  state  securities laws or is made in accordance with said Act and laws.
In the event that such a transfer is to be made,  (i) the Trustee or the Depositor may require an opinion of counsel  acceptable to and in form and substance  satisfactory to the Trustee and the Depositor that such transfer is exempt (describing the applicable  exemption and the basis  therefor)  from or is being made pursuant to the  registration  requirements  of the Securities Act of 1933, as amended, and of any  applicable  statute of any state and (ii) the  transferee  shall execute an investment  letter in the form described by the
Agreement.  The Holder hereof desiring to effect such transfer shall, and does hereby agree to,  indemnify the Trustee,  the Depositor, the Master  Servicer  and the  Certificate  Registrar  acting on behalf of the  Trustee  against any  liability  that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

         No transfer of this  Certificate or any interest  herein shall be made to any Plan subject to Title I of ERISA or Section 4975 of the Code,  any Person acting,  directly or indirectly,  on behalf of any such Plan or any Person  acquiring such  Certificates  with
"plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R.ss.2510.3-101,  as modified by
Section  3(42) of ERISA ("Plan Asset  Regulations"),  unless the  Depositor,  the Trustee and the Master  Servicer are provided with an
Opinion of Counsel which  establishes to the  satisfaction  of the Trustee that the purchase of this  Certificate is permissible  under applicable  law, will not  constitute or result in any  prohibited  transaction  under Title I of ERISA or Section 4975 of the Code and will not  subject  the  Depositor,  the Master  Servicer,  the  Trustee or the Trust Fund to any  obligation  or  liability  (including obligations  or  liabilities  under Title I of ERISA or Section  4975 of the Code) in addition to those  undertaken  in the  Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Master Servicer, the Trustee or the Trust Fund.

         This  Certificate  is one of a duly  authorized  issue of  Certificates  issued in  several  Classes  designated  as  Mortgage
Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more  specifically  set forth  herein and in the  Agreement.  In the event  Master  Servicer  funds are  advanced  with  respect to any
Mortgage Loan, such advance is reimbursable to the Master Servicer,  to the extent provided in the Agreement,  from related  recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master  Servicer  from  time  to  time  for  purposes  other  than  distributions  to
Certificateholders,  such purposes  including  without  limitation  reimbursement  to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Depositor,  the Master  Servicer  and the Trustee and the rights of the  Certificateholders  under the
Agreement  from time to time by the  Depositor,  the Master  Servicer and the Trustee  with the consent of the Holders of  Certificates evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the  Holder of this  Certificate  shall be  conclusive  and  binding  on such  Holder  and upon all  future  holders of this
Certificate  and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment  thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and,  in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed by the Trustee,  duly endorsed by, or accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations  evidencing the same Class and aggregate
Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the Master  Servicer,  the Trustee,  the  Certificate  Registrar and any agent of the  Depositor,  the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and neither the Depositor,  the Master  Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following  the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage  Loan  subject  thereto or the disposition  of all property  acquired upon  foreclosure  or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master  Servicer from the Trust Fund of all remaining  Mortgage Loans and all property  acquired in respect of such Mortgage Loans, thereby  effecting  early  retirement of the  Certificates.  The Agreement  permits,  but does not require,  the Master Servicer (i) to purchase,  at a price  determined as provided in the Agreement,  all remaining  Mortgage Loans and all property  acquired in respect of any Mortgage Loan or (ii) to purchase in whole, but not in part, all of the Certificates from the Holders thereof,  provided,  that any such option may only be  exercised  if the Stated  Principal  Balance  before  giving  effect to the  distributions  to be made on such
Distribution  Date of the Mortgage Loans, as of the  Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

         Unless the certificate of  authentication  hereon has been executed by the  Certificate  Registrar by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                                       [Signature Page Follows]

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              __________________________,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:  _________, ____

                                                     CERTIFICATE OF AUTHENTICATION

         This is one of the Class SB-[ ] Certificates referred to in the within-mentioned Agreement.

                                                              ___________________________,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                              ASSIGNMENT

                  FOR    VALUE    RECEIVED,     the    undersigned     hereby     sell(s),     assign(s)    and    transfer(s)     unto
___________________________________________________________________     (Please  print  or  typewrite  name and  address  including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage  Asset-Backed  Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate  Registrar to issue a new Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

                                                ________________________________________
Dated:_______________                           Signature by or on behalf of assignor

                                                __________________________________________
                                                Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

The  assignee should include the following for purposes of distribution:

Distributions   shall  be  made,   by  wire   transfer   or   otherwise,   in   immediately   available   funds  to
______________________ for the account of ______________________account number _____________________, or, if mailed by check, to ________________________. Applicable statements should be mailed to ___________________________ .

This information is provided by __________________, the assignee named above, or ________________, as its agent.

                                                               EXHIBIT D

                                                      FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "RESIDUAL  INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT"
AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

[[FOR PRIVATELY  OFFERED CLASS R CERTIFICATES  ONLY] THIS  CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT
OF 1933, AS AMENDED,  OR THE  SECURITIES  LAWS OF ANY STATE AND MAY NOT BE RESOLD OR  TRANSFERRED  UNLESS IT IS REGISTERED  PURSUANT TO
SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN  TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION  UNDER SUCH ACT AND UNDER  APPLICABLE
STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.]

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON,  UNLESS THE TRANSFEREE  PROVIDES EITHER A CERTIFICATION  PURSUANT TO SECTION
5.02(e)  OF THE  AGREEMENT  OR AN OPINION OF COUNSEL  SATISFACTORY  TO THE  TRUSTEE  THAT THE  PURCHASE  OF THIS  CERTIFICATE  WILL NOT
CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974,
AS  AMENDED  ("ERISA"),  OR SECTION  4975 OF THE CODE AND WILL NOT  SUBJECT  THE MASTER  SERVICER,  THE  COMPANY OR THE  TRUSTEE TO ANY
OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY  RESALE,  TRANSFER  OR OTHER  DISPOSITION  OF THIS  CERTIFICATE  MAY BE MADE ONLY IF THE  PROPOSED  TRANSFEREE  PROVIDES A TRANSFER
AFFIDAVIT  TO THE MASTER  SERVICER  AND THE TRUSTEE  THAT (1) SUCH  TRANSFEREE  IS NOT (A) THE UNITED  STATES,  ANY STATE OR  POLITICAL
SUBDIVISION  THEREOF,  ANY POSSESSION OF THE UNITED STATES,  OR ANY AGENCY OR  INSTRUMENTALITY  OF ANY OF THE FOREGOING  (OTHER THAN AN
INSTRUMENTALITY  WHICH IS A  CORPORATION  IF ALL OF ITS  ACTIVITIES  ARE SUBJECT TO TAX AND EXCEPT FOR  FREDDIE  MAC, A MAJORITY OF ITS
BOARD OF DIRECTORS IS NOT SELECTED BY SUCH  GOVERNMENTAL  UNIT),  (B) A FOREIGN  GOVERNMENT,  ANY  INTERNATIONAL  ORGANIZATION,  OR ANY
AGENCY OR  INSTRUMENTALITY  OF EITHER OF THE FOREGOING,  (C) ANY ORGANIZATION  (OTHER THAN CERTAIN FARMERS'  COOPERATIVES  DESCRIBED IN
SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH  ORGANIZATION  IS SUBJECT TO THE TAX
IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED  BUSINESS  TAXABLE  INCOME),  (D)
RURAL ELECTRIC AND TELEPHONE  COOPERATIVES  DESCRIBED IN SECTION  1381(a)(2)(C)  OF THE CODE, (E) AN ELECTING LARGE  PARTNERSHIP  UNDER
SECTION 775(a) OF THE CODE (ANY SUCH PERSON  DESCRIBED IN THE FOREGOING  CLAUSES (A), (B), (C), (D) OR (E) BEING HEREIN  REFERRED TO AS
A  "DISQUALIFIED  ORGANIZATION"),  OR (F) AN AGENT OF A  DISQUALIFIED  ORGANIZATION,  (2) NO PURPOSE OF SUCH  TRANSFER IS TO IMPEDE THE
ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE  SATISFIES CERTAIN ADDITIONAL  CONDITIONS  RELATING TO THE FINANCIAL  CONDITION
OF THE PROPOSED  TRANSFEREE.  NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE  REGISTER OR ANY TRANSFER,  SALE OR OTHER DISPOSITION
OF THIS CERTIFICATE TO A DISQUALIFIED  ORGANIZATION OR AN AGENT OF A DISQUALIFIED  ORGANIZATION,  SUCH REGISTRATION  SHALL BE DEEMED TO
BE OF NO LEGAL FORCE OR EFFECT  WHATSOEVER  AND SUCH PERSON SHALL NOT BE DEEMED TO BE A  CERTIFICATEHOLDER  FOR ANY PURPOSE  HEREUNDER,
INCLUDING,  BUT NOT LIMITED TO, THE RECEIPT OF  DISTRIBUTIONS  ON THIS  CERTIFICATE.  EACH HOLDER OF THIS  CERTIFICATE BY ACCEPTANCE OF
THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No.                                              [      ]% Pass-Through Rate

Class R Senior                                               Aggregate Initial Certificate
                                                             Principal Balance of the
Date of Pooling and Servicing                                Class R Certificates:
Agreement and Cut-off Date:                                  $100.00
___________ 1, ____
                                                             Initial Certificate Principal
First Distribution Date:                                     Balance of this Certificate:
_________ 25, ____                                           $

Master Servicer:                                             Percentage Interest:
Residential Funding Company, LLC                                           %

Assumed Final Distribution Date:                             CUSIP 76110F-
___________ 25, ____

                                            MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                                            SERIES ____-___

         evidencing a percentage  interest in any  distributions  allocable  to the Class R  Certificates  with respect to the
         Trust Fund consisting  primarily of a pool of  [conventional  one- to four-family  fixed interest rate first mortgage loans] formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

                  This  Certificate  is payable  solely from the assets of the Trust Fund,  and does not  represent an obligation of or interest in Residential  Accredit Loans,  Inc., the Master  Servicer,  the Trustee referred to below or GMAC Mortgage Group, LLC or any of their affiliates.  Neither this Certificate nor the underlying  Mortgage Loans are guaranteed or insured by any governmental  agency or  instrumentality  or by Residential  Accredit Loans,  Inc., the Master  Servicer,  the Trustee or GMAC Mortgage Group, LLC or any of
their  affiliates.  None of the Company,  the Master  Servicer,  GMAC  Mortgage  Group,  LLC or any of their  affiliates  will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies  that                                                      is the  registered  owner of the Percentage
Interest  evidenced by this  Certificate  (obtained by dividing the Initial  Certificate  Principal  Balance of this Certificate by the aggregate Initial  Certificate  Principal Balance of all Class R Certificates,  both as specified above) in certain  distributions with respect to the Trust Fund  consisting  primarily of a pool of  [conventional  one- to  four-family  fixed  interest rate first mortgage loans] (the "Mortgage  Loans"),  formed and sold by Residential  Accredit Loans,  Inc.  (hereinafter  called the "Company,"  which term includes any successor  entity under the Agreement  referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing
Agreement dated as specified above (the "Agreement")  among the Company,  the Master Servicer and  __________________,  as trustee (the
"Trustee"),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the meanings  assigned in the  Agreement.  This  Certificate  is issued under and is subject to the terms,  provisions  and  conditions of the  Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business  Day,  the  Business  Day  immediately  following  (the  "Distribution  Date"),  commencing  as  described in the
Agreement,  to the Person in whose name this  Certificate  is  registered at the close of business on the last day (or if such last day is not a Business  Day, the Business Day  immediately  preceding  such last day) of the month  immediately  preceding the month of such distribution (the "Record Date"),  from the Available  Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this  Certificate  and the amount (of interest and  principal,  if any) required to be  distributed  to Holders of Class R
Certificates on such Distribution Date.

                  Each  Holder  of this  Certificate  will be deemed to have  agreed to be bound by the  restrictions  set forth in the
Agreement to the effect that (i) each person holding or acquiring any Ownership  Interest in this  Certificate  must be a United States
Person and a Permitted  Transferee,  (ii) the transfer of any  Ownership  Interest in this  Certificate  will be  conditioned  upon the delivery  to the  Trustee  of,  among  other  things,  an  affidavit  to the effect  that it is a United  States  Person and  Permitted
Transferee,  (iii) any attempted or purported  transfer of any Ownership Interest in this Certificate in violation of such restrictions will be  absolutely  null and void and will vest no rights in the  purported  transferee,  and (iv) if any  person  other than a United
States Person and a Permitted  Transferee  acquires any Ownership Interest in this Certificate in violation of such restrictions,  then the  Company  will have the  right,  in its sole  discretion  and  without  notice  to the  Holder  of this  Certificate,  to sell this
Certificate  to a purchaser  selected by the Company,  which  purchaser may be the Company,  or any  affiliate of the Company,  on such terms and conditions as the Company may choose.

                  Notwithstanding  the above, the final  distribution on this Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed by the Trustee for that  purpose.  The Initial  Certificate  Principal  Balance of this  Certificate  is set forth above.  The  Certificate  Principal
Balance  hereof will be reduced to the extent of  distributions  allocable  to  principal  and any Realized  Losses  allocable  hereto.
Notwithstanding  the reduction of the Certificate  Principal Balance hereof to zero, this Certificate will remain outstanding under the
Agreement and the Holder hereof may have additional  obligations with respect to this Certificate,  including tax liabilities,  and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

                  [[FOR PRIVATELY  OFFERED CLASS R CERTIFICATES  ONLY] No transfer of this Class SB-[ ] Certificate will be made unless such transfer is exempt from the  registration  requirements  of the  Securities  Act of 1933,  as amended,  and any  applicable  state securities  laws or is made in accordance  with said Act and laws. In the event that such a transfer is to be made,  (i) the Trustee or the Depositor may require an opinion of counsel  acceptable to and in form and substance  satisfactory to the Trustee and the Depositor that such  transfer is exempt  (describing  the  applicable  exemption  and the basis  therefor)  from or is being made pursuant to the registration  requirements  of the  Securities  Act of 1933,  as  amended,  and of any  applicable  statute  of any  state and (ii) the transferee  shall execute an  investment  letter in the form  described by the  Agreement.  The Holder  hereof  desiring to effect such transfer shall,  and does hereby agree to,  indemnify the Trustee,  the Depositor,  the Master  Servicer and the Certificate  Registrar
acting on behalf of the Trustee  against any  liability  that may result if the transfer is not so exempt or is not made in  accordance with such Federal and state laws.]

                  No  transfer of this Class R  Certificate  will be made  unless the  Trustee  has  received  either (i) an opinion of counsel  addressed to the Trustee,  the Company and the Master  Servicer,  acceptable to and in form and substance  satisfactory to the
Trustee with respect to the  permissibility  of such transfer  under the Employee  Retirement  Income  Security Act of 1974, as amended
("ERISA"),  and Section  4975 of the  Internal  Revenue  Code (the  "Code") and  stating,  among other  things,  that the  transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt  prohibited  transaction  under Section 406 of ERISA or Section 4975 of the Code or (ii) a  representation  letter,  in the form as described by the Agreement,  stating that the transferee is not an employee  benefit or other plan  subject to the  prohibited  transaction  provisions  of ERISA or Section 4975 of the Code (a
"Plan"),  or any other person  (including  an  investment  manager,  a named  fiduciary or a trustee of any Plan)  acting,  directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

                  This Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated as Mortgage
Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The  Certificates  are limited in right of payment to certain  collections  and  recoveries  respecting  the Mortgage
Loans,  all as more  specifically  set forth herein and in the Agreement.  In the event Master Servicer funds are advanced with respect to any Mortgage Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the Agreement,  from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement,  withdrawals from the Custodial Account and/or the Certificate  Account created for the benefit  of  Certificateholders  may be made by the  Master  Servicer  from  time to time for  purposes  other  than  distributions  to
Certificateholders,  such purposes including without limitation  reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided,  the amendment of the Agreement and the modification of the rights and obligations of the Company,  the Master Servicer and the Trustee and the rights of the  Certificateholders  under the
Agreement at any time by the Company,  the Master Servicer and the Trustee with the consent of the Holders of  Certificates  evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any  Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the  Certificate.  The  Agreement  also permits the  amendment  thereof in certain  circumstances  without the consent of the
Holders of any of the Certificates and, in certain additional  circumstances,  without the consent of the Holders of certain Classes of
Certificates.

                  As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer of this Certificate is registrable in the Certificate  Register upon surrender of this  Certificate for registration of transfer at the offices or agencies appointed by the Trustee,  duly endorsed by, or accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations  evidencing the same Class and aggregate
Percentage Interest will be issued to the designated transferee or transferees.

                  The  Certificates  are issuable  only as  registered  Certificates  without  coupons in Classes and in  denominations specified in the  Agreement.  As provided in the  Agreement  and subject to certain  limitations  therein set forth,  Certificates  are exchangeable  for new  Certificates  of authorized  denominations  evidencing  the same Class and  aggregate  Percentage  Interest,  as requested by the Holder surrendering the same.

                  No service  charge  will be made for any such  registration  of  transfer  or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer,  the Trustee and the Certificate Registrar and any agent of the Company, the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and neither the Company,  the Master Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created  thereby shall terminate  upon the payment to  Certificateholders  of all amounts  held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement  following the earlier of (i) the maturity or other  liquidation of the last Mortgage Loan subject thereto or the  disposition  of all property  acquired upon  foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master  Servicer  from the Trust Fund of all  remaining  Mortgage  Loans and all property  acquired in respect of such  Mortgage
Loans,  thereby effecting early retirement of the Certificates.  The Agreement  permits,  but does not require,  the Master Servicer to
(i) purchase at a price  determined as provided in the Agreement all remaining  Mortgage Loans and all property  acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the  Certificates  from the Holders  thereof;  provided,  that any such option may only be exercised if the Pool Stated  Principal  Balance of the Mortgage Loans as of the  Distribution  Date upon which the  proceeds of any such  purchase are  distributed  is less than ten percent of the Cut-off  Date  Principal  Balance of the Mortgage
Loans.

                  Reference  is hereby made to the further  provisions  of this  Certificate  set forth on the  reverse  hereof,  which further provisions shall for all purpose have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar,  by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                               [____________________________],
                                                     as Trustee

                                                     By:
                                                            Authorized Signatory

                                                     CERTIFICATE OF AUTHENTICATION

                  This is one of the Class R Certificates referred to in the within-mentioned Agreement.

                                                     [____________________________],
                                                            as Certificate Registrar

                                                     By:
                                                            Authorized Signatory

                                                              ASSIGNMENT

                  FOR    VALUE    RECEIVED,     the    undersigned     hereby     sell(s),     assign(s)    and    transfer(s)     unto
___________________________________________________________________     (Please  print  or  typewrite  name and  address  including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage  Asset-Backed  Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate  Registrar to issue a new Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

                                                ________________________________________
Dated:_______________                           Signature by or on behalf of assignor

                                                __________________________________________
                                                Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

The  assignee should include the following for purposes of distribution:

Distributions   shall  be  made,   by  wire   transfer   or   otherwise,   in   immediately   available   funds  to
______________________ for the account of ______________________account number _____________________, or, if mailed by check, to ________________________. Applicable statements should be mailed to ___________________________ .

This information is provided by __________________, the assignee named above, or ________________, as its agent.

                                                               EXHIBIT E

                                                   FORM OF SELLER/SERVICER CONTRACT

         This  Seller/Servicer  Contract (as may be amended,  supplemented or otherwise modified from time to time, this "Contract") is
made this                      day of               ,  20        ,  by and between Residential Funding Company, LLC, its successors and
assigns ("Residential Funding") and                                              (the "Seller/Servicer," and, together with Residential
Funding, the "parties" and each, individually, a "party").

         WHEREAS,  the  Seller/Servicer  desires to sell Loans to,  and/or  service Loans for,  Residential  Funding,  and  Residential
Funding desires to purchase Loans from the Seller/Servicer  and/or have the Seller/Servicer  service various of its Loans,  pursuant to the terms of this Contract and the  Residential  Funding  Seller and Servicer  Guides  incorporated  herein by  reference,  as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

         NOW,  THEREFORE,  in  consideration  of the premises,  and the terms,  conditions and agreements set forth below,  the parties agree as follows:

1.       INCORPORATION OF GUIDES BY REFERENCE.

         The  Seller/Servicer  acknowledges that it has received and read the Guides.  All provisions of the Guides are incorporated by reference into and made a part of this Contract,  and shall be binding upon the parties;  provided,  however,  that the Seller/Servicer shall be  entitled  to sell  Loans to  and/or  service  Loans for  Residential  Funding  only if and for so long as it shall  have been authorized to do so by  Residential  Funding in writing.  Specific  reference in this  Contract to particular  provisions of the Guides and not to other  provisions  does not mean that those  provisions  of the  Guides  not  specifically  cited in this  Contract  are not applicable.  All terms used herein shall have the same meanings as such terms have in the Guides,  unless the context clearly  requires otherwise.

2.       AMENDMENTS.

         This  Contract may not be amended or modified  orally,  and no provision of this  Contract may be waived or amended  except in writing  signed by the party against whom  enforcement is sought.  Such a written  waiver or amendment  must  expressly  reference this
Contract.  However,  by their terms,  the Guides may be amended or  supplemented  by  Residential  Funding from time to time.  Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.       REPRESENTATIONS AND WARRANTIES.

a.       Reciprocal Representations and Warranties.

                  The  Seller/Servicer  and  Residential  Funding each represents and warrants to the other that as of the date of this
Contract:

(1)      Each party is duly organized,  validly existing,  and in good standing under the laws of its jurisdiction of organization,  is qualified,  if necessary,  to do business and in good standing in each  jurisdiction in which it is required to be so  qualified,  and has the  requisite  power and  authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations  hereunder and under the
                           Guides and under such other agreements.

(2)      This  Contract has been duly  authorized,  executed and delivered by each party and  constitutes  a valid and legally  binding agreement of each party enforceable in accordance with its terms.

(3)      There is no action,  proceeding or investigation  pending or threatened,  and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

(4)      Insofar as its capacity to carry out any  obligation  under this Contract is  concerned,  neither party is in violation of any charter, articles of incorporation,  bylaws, certificates of formation, limited liability company agreement, mortgage,  indenture,  indebtedness,  agreement,  instrument,  judgment,  decree,  order,  statute,  rule or regulation and none of the foregoing  adversely affects its capacity to fulfill any of its obligations under this Contract.  Its execution of, and performance  pursuant to, this Contract will not result in a violation of any of the foregoing.

b.       Seller/Servicer's Representations, Warranties and Covenants.

                  In addition to the  representations,  warranties and covenants made by the  Seller/Servicer  pursuant to subparagraph
                  (a) of this paragraph 3, the  Seller/Servicer  makes the  representations,  warranties and covenants set forth in the
                  Guides and, upon request,  agrees to deliver to  Residential  Funding the certified  Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.       REMEDIES OF RESIDENTIAL FUNDING.

         If an Event of Seller Default or an Event of Servicer Default shall occur,  Residential  Funding may, at its option,  exercise one or more of those remedies set forth in the Guides.

5.       SELLER/SERVICER'S STATUS AS INDEPENDENT CONTRACTOR.

         At no time shall the  Seller/Servicer  represent that it is acting as an agent of  Residential  Funding.  The  Seller/Servicer shall, at all times, act as an independent contractor.

6.       PRIOR AGREEMENTS SUPERSEDED.

         This Contract  restates,  amends and supersedes any and all prior Seller Contracts or Servicer  Contracts  between the parties except that any subservicing  agreement  executed by the  Seller/Servicer  in connection with any  loan-security  exchange  transaction shall not be affected.

7.       ASSIGNMENT.

         This  Contract may not be assigned or  transferred,  in whole or in part,  by the  Seller/Servicer  without the prior  written consent of Residential Funding.  Residential Funding may sell, assign,  convey,  hypothecate,  pledge or in any other way transfer,  in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.       NOTICES.

         All  notices,  requests,  demands or other  communications  that are to be given  under  this  Contract  shall be in  writing, addressed to the appropriate  parties and sent by telefacsimile or by overnight courier or by United States mail,  postage prepaid,  to the  addresses  and  telefacsimile  numbers  specified  below.  However,  another  name,  address  and/or  telefacsimile  number may be substituted by the  Seller/Servicer  pursuant to the requirements of this paragraph 8, or Residential  Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:

       Attention:
       Telefacsimile Number:  (      )       -
9.       JURISDICTION AND VENUE.
---------------------------------------------------------------------------------------------------------------------------------------

         Each of the  parties  irrevocably  submits to the  jurisdiction  of any state or federal  court  located in  Hennepin  County,
Minnesota,  over any action,  suit or proceeding to enforce or defend any right under this Contract or otherwise  arising from any loan sale or servicing  relationship  existing in connection with this Contract,  and each of the parties irrevocably agrees that all claims in  respect  of any such  action  or  proceeding  may be heard or  determined  in such  state or  federal  court.  Each of the  parties irrevocably  waives the defense of an inconvenient  forum to the maintenance of any such action or proceeding and any other substantive or  procedural  rights or remedies it may have with  respect to the  maintenance  of any such action or  proceeding  in any such forum.
Each of the parties  agrees  that a final  judgment in any such action or  proceeding  shall be  conclusive  and may be enforced in any other  jurisdiction  by suit on the  judgment  or in any other  manner  provided  by law.  Each of the  parties  further  agrees not to institute any legal actions or proceedings against the other party or any director,  officer, employee,  attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.      MISCELLANEOUS.

         This Contract,  including all documents  incorporated by reference herein,  constitutes the entire  understanding  between the parties hereto and supersedes all other agreements, covenants,  representations,  warranties, understandings and communications between the parties,  whether  written or oral,  with  respect to the  transactions  contemplated  by this  Contract.  All  paragraph  headings contained  herein are for  convenience  only and shall not be construed as part of this  Contract.  Any provision of this Contract that is prohibited or  unenforceable in any jurisdiction  shall, as to such  jurisdiction,  be ineffective to the extent of such prohibition or  unenforceability  without  invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other  jurisdiction,  and, to this end, the provisions  hereof are severable.  This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

         IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this
Seller/Servicer Contract as of the date first above written.

ATTEST:                                         SELLER/SERVICER

[Corporate Seal]

                                                                    (Name of Seller/Servicer)
By:                                             By:
       (Signature)                                                  (Signature)
By:                                             By:
       (Typed Name)                                                 (Typed Name)
Title:                                          Title:
=============================================== ======================================================================

ATTEST:                                         RESIDENTIAL FUNDING COMPANY, LLC
[Corporate Seal]

By:                                             By:
       (Signature)                                                  (Signature)
By:                                             By:
       (Typed Name)                                                 (Typed Name)
Title:                                          Title:

                                                               EXHIBIT F
                                                     FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:               REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request:             (circle one)

         Mortgage Loan Prepaid in Full               Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

Residential Funding Company, LLC
Authorized Signature

******************************************************************************

TO CUSTODIAN/TRUSTEE:  Please acknowledge this request, and check off documents being enclosed with a copy of this form.  You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

Enclosed Documents:                [ ]   Promissory Note
                                   [ ]   Primary Insurance Policy
                                   [ ]   Mortgage or Deed of Trust
                                   [ ]   Assignment(s) of Mortgage or Deed of Trust
                                   [ ]   Title Insurance Policy
                                   [ ]   Other:

Name:
Title:
Date:

OHS WEST:260285649.3
                                                              EXHIBIT G-1

                                               FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                                )
                                        )    ss.:
COUNTY OF                               )
                  [NAME OF OFFICER], being first duly sworn, deposes and says:

1.       That he is [Title of  Officer]  of [Name of Owner]  (record or  beneficial  owner of the  Mortgage  Asset-Backed  Pass-Through
Certificates,  Series ____-___,  Class R (the "Owner")),  a [savings  institution]  [corporation] duly organized and existing under the
laws of [the  State of                                      ]  [the  United  States],  on behalf of which he makes this  affidavit  and agreement.

2.       That the Owner (i) is not and will not be a  "disqualified  organization"  or an  electing  large  partnership  as of [date of transfer]  within the meaning of Sections  860E(e)(5)  and 775,  respectively,  of the Internal  Revenue Code of 1986,  as amended (the
"Code") or an electing  large  partnership  under Section  775(a) of the Code,  (ii) will endeavor to remain other than a  disqualified organization  for so long as it  retains  its  ownership  interest  in the Class R  Certificates,  and (iii) is  acquiring  the Class R
Certificates  for its own  account or for the  account of another  Owner from which it has  received  an  affidavit  and  agreement  in substantially the same form as this affidavit and agreement.  (For this purpose, a "disqualified  organization" means an electing large partnership  under  Section  775 of the  Code,  the  United  States,  any  state  or  political  subdivision  thereof,  any  agency  or instrumentality  of any of the foregoing (other than an  instrumentality  all of the activities of which are subject to tax and, except for the Federal  Home Loan  Mortgage  Corporation,  a majority of whose board of  directors  is not  selected by any such  governmental entity) or any  foreign  government,  international  organization  or any  agency or  instrumentality  of such  foreign  government  or organization,  any rural electric or telephone  cooperative,  or any organization  (other than certain farmers'  cooperatives)  that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3.       That the  Owner  is aware  (i) of the tax  that  would be  imposed  on  transfers  of  Class R  Certificates  to  disqualified organizations  or electing large  partnerships,  under the Code, that applies to all transfers of Class R Certificates  after March 31,
1988;  (ii) that such tax would be on the  transferor  (or,  with  respect to transfers to electing  large  partnerships,  on each such partnership),  or, if such  transfer is through an agent (which person  includes a broker,  nominee or  middleman)  for a  disqualified organization,  on the agent;  (iii) that the person  (other than with respect to transfers to electing  large  partnerships)  otherwise liable for the tax shall be relieved  of  liability  for the tax if the  transferee  furnishes  to such  person an  affidavit  that the transferee  is not a  disqualified  organization  and, at the time of  transfer,  such person does not have actual  knowledge  that the affidavit is false;  and (iv) that the Class R Certificates  may be  "noneconomic  residual  interests"  within the meaning of Treasury regulations  promulgated  pursuant to the Code and that the  transferor of a noneconomic  residual  interest will remain liable for any taxes due with  respect to the income on such  residual  interest,  unless no  significant  purpose of the  transfer  was to impede the assessment or collection of tax.

4.       That  the  Owner is  aware  of the tax  imposed  on a  "pass-through  entity"  holding  Class R  Certificates  if  either  the pass-through  entity is an electing  large  partnership  under Section 775 of the Code or if at any time during the taxable year of the pass-through  entity a  disqualified  organization  is the record  holder of an interest in such  entity.  (For this  purpose,  a "pass through entity" includes a regulated  investment company, a real estate investment trust or common trust fund, a partnership,  trust or estate, and certain cooperatives.)

5.       The Owner is either (i) a citizen or resident of the United States,  (ii) a  corporation,  partnership or other entity treated as a corporation  or a  partnership  for U.S.  federal  income tax purposes and created or organized in or under the laws of the United
States,  any state thereof or the District of Columbia  (other than a  partnership  that is not treated as a United States person under any applicable  Treasury  regulations),  (iii) an estate that is described in Section  7701(a)(30)(D) of the Code, or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

6.       The Owner  hereby  agrees  that it will not  cause  income  from the  Class R  Certificates  to be  attributable  to a foreign permanent  establishment  or fixed base (within the meaning of an applicable  income tax treaty) of the Owner or another  United States taxpayer.

7.       That the Owner is aware that the Trustee will not register the  transfer of any Class R  Certificates  unless the  transferee, or the  transferee's  agent,  delivers to it an affidavit and agreement,  among other things,  in  substantially  the same form as this affidavit and  agreement.  The Owner  expressly  agrees that it will not  consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

8.       That the Owner has reviewed the  restrictions  set forth on the face of the Class R Certificates and the provisions of Section
5.02(f) of the Pooling and Servicing  Agreement under which the Class R Certificates  were issued (in  particular,  clause (iii)(A) and
(iii)(B)  of Section  5.02(f)  which  authorize  the  Trustee to deliver  payments  to a person  other than the Owner and  negotiate  a mandatory sale by the Trustee in the event the Owner holds such  Certificates  in violation of Section  5.02(f)).  The Owner  expressly agrees to be bound by and to comply with such restrictions and provisions.

9.       That the Owner consents to any additional  restrictions or arrangements  that shall be deemed necessary upon advice of counsel to constitute a reasonable  arrangement  to ensure that the Class R  Certificates  will only be owned,  directly or  indirectly,  by an
Owner that is not a disqualified organization.

10.      The Owner's Taxpayer Identification Number is                             .

11.      This  affidavit and agreement  relates only to the Class R  Certificates  held by the Owner and not to any other holder of the
Class R Certificates.  The Owner understands that the liabilities described herein relate only to the Class R Certificates.

12.      That no  purpose  of the Owner  relating  to the  transfer  of any of the Class R  Certificates  by the Owner is or will be to impede the assessment or collection of any tax; in making this  representation,  the Owner warrants that the Owner is familiar with (i)
Treasury  Regulation  Section  1.860E-1(c)  and  recent  amendments  thereto,  effective  as of July 19,  2002,  and (ii) the  preamble describing the adoption of the amendments to such regulation, which is attached hereto as Exhibit 1.

13.      That the Owner has no present  knowledge or  expectation  that it will be unable to pay any United  States taxes owed by it so long as any of the Certificates  remain  outstanding.  In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate  that the Owner intends to pay taxes  associated with holding such Class R Certificate as they  become  due,  fully  understanding  that it may  incur tax  liabilities  in excess  of any cash  flows  generated  by the Class R
Certificate.

14.      That the Owner has no present  knowledge or expectation  that it will become  insolvent or subject to a bankruptcy  proceeding for so long as any of the Class R Certificates remain outstanding.

15.      The Purchaser is not an employee benefit plan or other plan subject to the prohibited  transaction  provisions of the Employee
Retirement Income Security Act of 1974, as amended ("ERISA"),  or Section 4975 of the Code, or an investment  manager,  named fiduciary or a trustee of any such plan, or any other Person acting,  directly or indirectly,  on behalf of or purchasing  any  Certificate  with
"plan assets" of any such plan.

                  IN WITNESS WHEREOF,  the Owner has caused this instrument to be executed on its behalf,  pursuant to the authority of its Board of  Directors,  by its [Title of Officer]  and its  corporate  seal to be  hereunto  attached,  attested  by its  [Assistant]
Secretary, this          day of                               , 200    .

                                                     [NAME OF OWNER]

                                                     By:
                                                            [Name of Officer]
                                                            [Title of Officer]
[Corporate Seal]

ATTEST:

[Assistant] Secretary

                  Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

                  Subscribed and sworn before me this          day of                                 , 200    .

                                                            NOTARY PUBLIC

                                                     COUNTY OF
                                                     STATE OF
                                                                My Commission expires the   day of  , 20 .

                                                               EXHIBIT 1

DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]
RIN 1545-AW98

Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs). The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.
    Applicability Date: For dates of applicability, see Sec. 1.860E-
(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940
(not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

    The collection of information in this final rule has been reviewed and, pending receipt and evaluation of public comments, approved by the
Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.
    The collection of information in this regulation is in Sec. 1.860E-
1(c)(5)(ii). This information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation.
The collection of information is mandatory and is required. Otherwise, the taxpayer will not receive the benefit of safe harbor treatment as provided in the regulation. The likely respondents are businesses and other for-profit institutions.
    Comments on the collection of information should be sent to the
Office of Management and Budget, Attn: Desk Officer for the Department
of the Treasury, Office of Information and Regulatory Affairs,
Washington, DC, 20503, with copies to the Internal Revenue Service,
Attn: IRS Reports Clearance Officer, W:CAR:MP:FP:S, Washington, DC
20224. Comments on the collection of information should be received by
September 17, 2002. Comments are specifically requested concerning:
    Whether the collection of information is necessary for the proper performance of the functions of the Internal Revenue Service, including whether the information will have practical utility;
    The accuracy of the estimated burden associated with the collection of information (see below);
    How the quality, utility, and clarity of the information to be collected may be enhanced;
    How the burden of complying with the collection of information may be minimized, including through the application of automated collection techniques or other forms of information technology; and
    Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.
    An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid control number assigned by the Office of Management and Budget.
    The estimated total annual reporting burden is 470 hours, based on an estimated number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.
    Books or records relating to a collection of information must be retained as long as their contents may become material in the administration of any internal revenue law. Generally, tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.

Background

    This document contains final regulations regarding the proposed amendments to 26 CFR part 1 under section 860E of the Internal Revenue
Code (Code). The regulations provide the circumstances under which a transferor of a noneconomic REMIC residual interest meeting the investigation and representation requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.
    Final regulations governing REMICs, issued in 1992, contain rules governing the transfer of noneconomic REMIC residual interests. In general, a transfer of a noneconomic residual interest is disregarded for all tax purposes if a significant purpose of the transfer is to

[[Page 47452]]

enable the transferor to impede the assessment or collection of tax. A purpose to impede the assessment or collection of tax (a wrongful purpose) exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income.
    Under a safe harbor, the transferor of a REMIC noneconomic residual interest is presumed not to have a wrongful purpose if two requirements are satisfied: (1) the transferor conducts a reasonable investigation of the transferee's financial condition (the investigation
requirement); and (2) the transferor secures a representation from the transferee to the effect that the transferee understands the tax obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).
    The IRS and Treasury have been concerned that some transferors of noneconomic residual interests claim they satisfy the safe harbor even in situations where the economics of the transfer clearly indicate the transferee is unwilling or unable to pay the tax associated with holding the interest. For this reason, on February 7, 2000, the IRS published in the Federal Register (65 FR 5807) a notice of proposed rulemaking (REG-100276-97; REG-122450-98) designed to clarify the safe harbor by adding the  "formula test,"  an economic test. The proposed regulation provides that the safe harbor is unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration given to the transferee to acquire the interest; (2) the present value of the expected future
distributions on the interest; and (3) the present value of the anticipated tax savings associated with holding the interest as the
REMIC generates losses.
    The notice of proposed rulemaking also contained rules for FASITs.
Section 1.860H-6(g) of the proposed regulations provides requirements for transfers of FASIT ownership interests and adopts a safe harbor by reference to the safe harbor provisions of the REMIC regulations.
    In January 2001, the IRS published Rev. Proc. 2001-12 (2001-3
I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury considered comments on the proposed regulations. Under the alternative safe harbor, if a transferor meets the investigation requirement and the representation requirement but the transfer fails to meet the formula test, the transferor may invoke the safe harbor if the transferee meets a two-
prong test (the asset test). A transferee generally meets the first prong of this test if, at the time of the transfer, and in each of the two years preceding the year of transfer, the transferee's gross assets exceed $100 million and its net assets exceed $10 million. A transferee generally meets the second prong of this test if it is a domestic, taxable corporation and agrees in writing not to transfer the interest to any person other than another domestic, taxable corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the transferor knows, or has reason to know, that the transferee will not comply with its written agreement to limit the restrictions on subsequent transfers of the residual interest.
    Rev. Proc. 2001-12 provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic residual interest to a foreign branch of an otherwise eligible transferee. If such a transfer or assignment were permitted, a corporate taxpayer might seek to claim that the provisions of an applicable income tax treaty would resource excess inclusion income as foreign source income, and that, as a consequence, any U.S. tax liability attributable to the excess inclusion income could be offset by foreign tax credits. Such a claim would impede the assessment or collection of U.S. tax on excess inclusion income, contrary to the congressional purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1), (b), (e) and 860G(b) of the
Code.
    The Treasury and the IRS have learned that certain taxpayers transferring noneconomic residual interests to foreign branches have attempted to rely on the formula test to obtain safe harbor treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion income. Accordingly, the final regulations provide that if a noneconomic residual interest is transferred to a foreign permanent establishment or fixed base of a U.S. taxpayer, the transfer is not eligible for safe harbor treatment under either the asset test or the formula test. The final regulations also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.
    Section 1.860E-1(c)(8) provides computational rules that a taxpayer may use to qualify for safe harbor status under the formula test.
Section 1.860E-1(c)(8)(i) provides that the transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section
11(b). Some commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration taxpayers subject to the alternative minimum tax rate. In light of the comments received, this provision has been amended in the final regulations to allow certain transferees that compute their taxable income using the alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations.
    Additionally, Sec. 1.860E-1(c)(8)(iii) provides that the present values in the formula test are to be computed using a discount rate equal to the applicable Federal short-term rate prescribed by section
1274(d). This is a change from the proposed regulation and Rev. Proc.
2001-12. In those publications the provision stated that  "present values are computed using a discount rate equal to the applicable
Federal rate prescribed in section 1274(d) compounded semiannually"
and that  "[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows, in the course of its trade or business, substantial funds at such lower rate from an unrelated third party."  The IRS and the Treasury Department have learned that, based on this provision, certain taxpayers have been attempting to use unrealistically low or zero interest rates to satisfy the formula test, frustrating the intent of the test. Furthermore, the Treasury
Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add unnecessary complexity to the safe harbor. As a result, the rule in the proposed regulations that permits a transferee to use a lower discount rate, if the transferee can demonstrate that it regularly borrows substantial funds at such lower rate, is not included in the final regulations; and
the Federal short-term rate has been substituted for the applicable
Federal rate. To simplify taxpayers' computations, the final regulations allow use of any of the published short-term rates, provided that the present values are computed with a corresponding period of compounding. With the exception of the provisions relating to transfers to foreign branches, these changes generally have the proposed applicability date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August
19, 2002.
    It is anticipated that when final regulations are adopted with respect to

[[Page 47453]]

FASITs, Sec. 1.860H-6(g) of the proposed regulations will be adopted in substantially its present form, with the result that the final regulations contained in this document will also govern transfers of
FASIT ownership interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents

    Rev. Proc. 2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic residual interests in REMICs occurring on or after August
19, 2002.

Special Analyses

    It is hereby certified that these regulations will not have a significant economic impact on a substantial number of small entities.
This certification is based on the fact that it is unlikely that a substantial number of small entities will hold REMIC residual interests. Therefore, a Regulatory Flexibility Analysis under the
Regulatory Flexibility Act (5 U.S.C. chapter 6) is not required. It has been determined that this Treasury decision is not a significant regulatory action as defined in Executive Order 12866. Therefore, a regulatory assessment is not required. It also has been determined that sections 553(b) and 553(d) of the Administrative Procedure Act (5
U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

    The principal author of these regulations is Courtney Shepardson.
However, other personnel from the IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

    Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

    Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

    Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

    Paragraph 1. The authority citation for part 1 continues to read in part as follows:

    Authority: 26 U.S.C. 7805 * * *

                                                              EXHIBIT G-2

                                                    FORM OF TRANSFEROR CERTIFICATE

                                                                                         , 20

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

__________________
__________________
__________________

Attention:  Residential Funding Company, LLC Series ____-___

                  Re:      Mortgage Asset-Backed Pass-Through Certificates,
                           Series ____-___, Class R

Ladies and Gentlemen:

                  This      letter     is      delivered      to     you     in      connection      with     the      transfer      by
                                                                                  (the                   "Seller")                   to
                                                                (the "Purchaser") of  $                            Initial  Certificate
Principal Balance of Mortgage  Asset-Backed  Pass-Through  Certificates,  Series ____-___,  Class R (the  "Certificates"),  pursuant to
Section 5.02 of the Pooling and Servicing  Agreement  (the "Pooling and Servicing  Agreement"),  dated as of  ___________ 1, ____ among
Residential  Accredit  Loans,  Inc., as seller (the  "Company"),  Residential  Funding  Company,  LLC, as master  servicer (the "Master
Servicer"),  and  __________________,  as trustee  (the  "Trustee").  All terms used herein and not  otherwise  defined  shall have the meanings set forth in the Pooling and Servicing  Agreement.  The Seller  hereby  certifies,  represents  and warrants to, and covenants with, the Company and the Trustee that:

1.       No purpose of the Seller  relating to the transfer of the  Certificate  by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

2.       The Seller  understands  that the  Purchaser  has  delivered to the Trustee and the Master  Servicer a transfer  affidavit and agreement  in the form  attached to the Pooling and  Servicing  Agreement  as Exhibit G-1. The Seller does not know or believe that any representation contained therein is false.

3.       The Seller has at the time of the transfer  conducted a reasonable  investigation of the financial  condition of the Purchaser as contemplated by Treasury  Regulations Section  1.860E-1(c)(4)(i)  and, as a result of that investigation,  the Seller has determined that the  Purchaser  has  historically  paid its debts as they become due and has found no  significant  evidence to indicate  that the
Purchaser will not continue to pay its debts as they become due in the future.  The Seller  understands  that the transfer of a Class R
Certificate  may not be respected  for United  States  income tax purposes  (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

4.       The  Seller  has no  actual  knowledge  that the  proposed  Transferee  is not both a United  States  Person  and a  Permitted
Transferee.

                                                     Very truly yours,

                                                     (Seller)

                                                     By:
                                                     Name:
                                                     Title:

                                                               EXHIBIT H

                                                FORM OF INVESTOR REPRESENTATION LETTER

                                                                        , 20

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

__________________
__________________
__________________

Residential Funding Company, LLC
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Company, LLC Series ____-___

                  RE:      Mortgage Asset-Backed Pass-Through Certificates,
                           Series ____-___, [Class B-][Class P][Class R]

Ladies and Gentlemen:

                                                                         (the     "Purchaser")     intends     to     purchase     from
                                                         (the  "Seller")   $                            Initial  Certificate  Principal
Balance of Mortgage Asset-Backed Pass-Through  Certificates,  Series ____-___, Class      (the "Certificates"),  issued pursuant to the
Pooling and Servicing  Agreement (the "Pooling and Servicing  Agreement"),  dated as of ___________ 1, ____ among Residential  Accredit
Loans,  Inc.,  as seller  (the  "Company"),  Residential  Funding  Company,  LLC,  as master  servicer  (the  "Master  Servicer"),  and
__________________,  as trustee (the "Trustee").  All terms used herein and not otherwise  defined shall have the meanings set forth in the Pooling and Servicing  Agreement.  The Purchaser  hereby  certifies,  represents and warrants to, and covenants  with, the Company, the Trustee and the Master Servicer that:

1.       The  Purchaser  understands  that (a) the  Certificates  have not been and will  not be  registered  or  qualified  under  the
                  Securities  Act of 1933,  as amended (the "Act") or any state  securities  law, (b) the Company is not required to so register or qualify the  Certificates,  (c) the Certificates may be resold only if registered and qualified  pursuant to  the  provisions  of the  Act  or any  state  securities  law,  or if an  exemption  from  such  registration  and qualification is available,  (d) the Pooling and Servicing Agreement contains restrictions  regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2.       The  Purchaser is acquiring the  Certificates  for its own account for  investment  only and not with a view to or for sale in connection with any distribution  thereof in any manner that would violate the Act or any applicable state securities laws.

3.       The Purchaser is (a) a substantial,  sophisticated  institutional  investor  having such knowledge and experience in financial and business matters,  and, in particular,  in such matters related to securities  similar to the Certificates,  such that it is  capable  of  evaluating  the merits and risks of  investment  in the  Certificates,  (b) able to bear the economic risks of such an investment and (c) an "accredited  investor" within the meaning of Rule 501(a)  promulgated pursuant to the Act.

4.       The Purchaser has been furnished with, and has had an opportunity to review (a) [a copy of the Private  Placement  Memorandum,
                  dated                                        ,  20    ,  relating to the Certificates  (b)] a copy of the Pooling and
                  Servicing  Agreement and [b] [c] such other  information  concerning  the  Certificates,  the Mortgage  Loans and the
                  Company as has been  requested  by the  Purchaser  from the Company or the Seller and is relevant to the  Purchaser's decision to purchase the  Certificates.  The Purchaser has had any questions arising from such review answered by the
                  Company or the Seller to the  satisfaction  of the  Purchaser.  [If the Purchaser  did not purchase the  Certificates from the Seller in connection with the initial  distribution of the  Certificates and was provided with a copy of the
                  Private  Placement  Memorandum  (the  "Memorandum")  relating  to the  original  sale  (the  "Original  Sale") of the
                  Certificates by the Company,  the Purchaser  acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum  was prepared by the Company  solely for use in connection  with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the  Certificates  by the Purchaser from the Seller,  and the  Purchaser  agrees  that it will look  solely to the Seller and not to the  Company  with  respect to any damage, liability,  claim or expense arising out of,  resulting from or in connection with (a) error or omission,  or alleged error or omission,  contained in the Memorandum, or (b) any information,  development or event arising after the date of the Memorandum.]

5.       The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer,  pledge,  sell, dispose of or otherwise  transfer any  Certificate,  any interest in any  Certificate  or any other  similar  security to any person in any  manner,  (b)  solicit  any offer to buy or to accept a pledge,  disposition  of other  transfer of any
                  Certificate,  any  interest in any  Certificate  or any other  similar  security  from any person in any manner,  (c)
                  otherwise  approach or  negotiate  with respect to any  Certificate,  any  interest in any  Certificate  or any other similar security with any person in any manner, (d) make any general  solicitation by means of general advertising or in any other  manner or (e) take any other  action,  that (as to any of (a) through  (e) above)  would  constitute  a distribution  of any  Certificate  under the Act, that would render the disposition of any Certificate a violation of
                  Section 5 of the Act or any state  securities  law, or that would  require  registration  or  qualification  pursuant thereto.  The Purchaser will not sell or otherwise  transfer any of the  Certificates,  except in compliance with the provisions of the Pooling and Servicing Agreement.

6.       The Purchaser

(a)      is not an employee benefit or other plan subject to the prohibited  transaction  provisions of the Employee  Retirement Income
                  Security Act of 1974,  as amended  ("ERISA"),  or Section 4975 of the  Internal  Revenue Code of 1986,  as amended (a
                  "Plan"),  or any other person (including an investment  manager,  a named fiduciary or a trustee of any Plan) acting, directly or indirectly,  on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R.ss.2510.3-101, as modified by Section 3(42) of ERISA; or

(b)      is an insurance  company,  the source of funds to be used by it to purchase the Certificates is an "insurance  company general account"  (within the meaning of DOL Prohibited  Transaction  Class Exemption  ("PTCE")  95-60),  and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

         In addition,  the Purchaser  hereby  certifies,  represents and warrants to, and covenants with, the Company,  the Trustee and the Master  Servicer that the Purchaser will not transfer such  Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.

                                                     Very truly yours,

                                                     By:
                                                     Name:
                                                     Title:

                                                               EXHIBIT I

                                               FORM OF TRANSFEROR REPRESENTATION LETTER

                                                                                                                                 , 20

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

__________________
__________________
__________________

Attention: Residential Funding Company, LLC Series ____-___

                  Re:      Mortgage Asset-Backed Pass-Through Certificates,
                           Series ____-___, [[Class B-][Class P][Class R]

Ladies and Gentlemen:

                  In connection with the sale by               (the "Seller") to                      (the "Purchaser") of $
Initial  Certificate   Principal  Balance  of  Mortgage   Asset-Backed   Pass-Through   Certificates,   Series  ____-___,   Class  (the
"Certificates"),  issued  pursuant to the Pooling  and  Servicing  Agreement  (the  "Pooling  and  Servicing  Agreement"),  dated as of
___________ 1, ____ among Residential  Accredit Loans,  Inc., as seller (the "Company"),  Residential  Funding Company,  LLC, as master servicer, and __________________,  as trustee (the "Trustee").  The Seller hereby certifies,  represents and warrants to, and covenants with, the Company and the Trustee that:

                  Neither  the  Seller nor  anyone  acting on its behalf has (a)  offered,  pledged,  sold,  disposed  of or  otherwise transferred  any  Certificate,  any interest in any  Certificate  or any other  similar  security to any person in any manner,  (b) has solicited any offer to buy or to accept a pledge,  disposition or other transfer of any  Certificate,  any interest in any  Certificate or any other  similar  security  from any  person in any  manner,  (c) has  otherwise  approached  or  negotiated  with  respect to any
Certificate,  any interest in any  Certificate  or any other similar  security with any person in any manner,  (d) has made any general solicitation  by means of  general  advertising  or in any other  manner,  or (e) has taken  any other  action,  that (as to any of (a)
through (e) above) would  constitute a  distribution  of the  Certificates  under the  Securities  Act of 1933 (the "Act"),  that would render the  disposition  of any  Certificate  a violation of Section 5 of the Act or any state  securities  law, or that would  require registration  or  qualification  pursuant  thereto.  The Seller will not act, in any manner set forth in the  foregoing  sentence  with respect to any Certificate.  The Seller has not and will not sell or otherwise  transfer any of the Certificates,  except in compliance with the provisions of the Pooling and Servicing Agreement.

                                                     Very truly yours,

                                                     (Seller)

                                                     By:
                                                     Name:
                                                     Title:

                                                               EXHIBIT J

                                             [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                                        Description of Rule 144A Securities, including numbers:

                  The undersigned seller, as registered holder (the "Seller"),  intends to transfer the Rule 144A Securities  described above to the undersigned buyer (the "Buyer").

1.       In  connection  with such transfer and in  accordance  with the  agreements  pursuant to which the Rule 144A  Securities  were issued,  the  Seller  hereby  certifies  the  following  facts:  Neither  the Seller  nor  anyone  acting on its  behalf  has  offered, transferred,  pledged,  sold or otherwise  disposed of the Rule 144A Securities,  any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer,  pledge or other disposition of the Rule 144A Securities,  any interest in the Rule 144A  Securities or any other similar  security  from, or otherwise  approached or negotiated  with respect to the
Rule 144A Securities,  any interest in the Rule 144A Securities or any other similar  security with, any person in any manner,  or made any general  solicitation by means of general  advertising or in any other manner,  or taken any other action,  that would constitute a distribution  of the Rule 144A  Securities  under the  Securities  Act of 1933,  as amended (the "1933 Act"),  or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require  registration  pursuant  thereto,  and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another  "qualified  institutional  buyer" as defined in Rule 144A under the 1933 Act.

2.       The Buyer warrants and represents to, and covenants  with, the Seller,  the Trustee and the Master Servicer (as defined in the
Pooling and Servicing  Agreement (the "Agreement"),  dated as of ___________ 1, ____ among Residential  Funding Company,  LLC as Master
Servicer,  Residential Accredit Loans, Inc. as depositor pursuant to Section 5.02 of the Agreement and __________________,  as trustee, as follows:

(a)      The Buyer  understands  that the Rule 144A Securities  have not been  registered  under the 1933 Act or the securities laws of any state.

(b)      The Buyer  considers  itself a  substantial,  sophisticated  institutional  investor  having such  knowledge and experience in financial  and  business  matters  that it is  capable of  evaluating  the  merits  and risks of  investment  in the Rule 144A
         Securities.

(c)      The Buyer has been furnished with all  information  regarding the Rule 144A  Securities that it has requested from the Seller, the Trustee or the Servicer.

(d)      Neither the Buyer nor anyone acting on its behalf has offered,  transferred,  pledged,  sold or otherwise disposed of the Rule
         144A  Securities,  any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Rule 144A Securities,  any interest in the Rule 144A Securities or any other similar security from, or otherwise  approached or negotiated with respect to the Rule 144A Securities,  any interest in the Rule 144A  Securities or any other similar  security with, any person in any manner,  or made any general  solicitation by means of general  advertising or in any other manner,  or taken any other action,  that would constitute a distribution of the
         Rule 144A  Securities  under the 1933 Act or that would  render the  disposition  of the Rule 144A  Securities  a violation of
         Section  5 of the 1933 Act or  require  registration  pursuant  thereto,  nor will it act,  nor has it  authorized  or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

(e)      The Buyer is a  "qualified  institutional  buyer" as that term is defined  in Rule 144A  under the 1933 Act and has  completed either of the forms of  certification  to that effect  attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance  on Rule 144A.  The Buyer is  acquiring  the Rule 144A  Securities  for its own account or the accounts of other  qualified  institutional  buyers,  understands  that such Rule 144A  Securities  may be resold,  pledged or transferred  only (i) to a person  reasonably  believed  to be a  qualified  institutional  buyer that  purchases  for its own account or for the account of a qualified  institutional buyer to whom notice is given that the resale,  pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

                  [3.      The Buyer

                           [(a)     is not an employee  benefit or other plan subject to the prohibited  transaction  provisions of the
         Employee  Retirement Income Security Act of 1974, as amended ("ERISA"),  or Section 4975 of the Internal Revenue Code of 1986,
         as amended (a "Plan"),  or any other person  (including an  investment  manager,  a named  fiduciary or a trustee of any Plan)
         acting,  directly or indirectly,  on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R.ss.2510.3-101, as modified by Section 3(42) of ERISA](1); or

                           (b)      is an insurance  company,  the source of funds to be used by it to purchase the  Certificates is an
         "insurance  company general account" (within the meaning of DOL Prohibited  Transaction Class Exemption  ("PTCE") 95-60),  and
         the purchase is being made in reliance upon the  availability  of the exemptive  relief  afforded  under Sections I and III of
         PTCE 95-60.](2)

                  4.       This document may be executed in one or more  counterparts  and by the different  parties hereto on separate counterparts,  each of which,  when so  executed,  shall be deemed  to be an  original;  such  counterparts,  together,  shall constitute one and the same document.

                  IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

Print Name of Seller                                         Print Name of Buyer
By:                                                          By:
    Name:                                                        Name:
    Title:                                                       Title:
Taxpayer Identification                                      Taxpayer Identification:
No.                                                          No:
Date:                                                        Date:

                                                                                                                   ANNEX 1 TO EXHIBIT J

                                       QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                                        [For Buyers Other Than Registered Investment Companies]

                  The undersigned hereby certifies as follows in connection with the Rule 144A Investment  Representation to which this
Certification is attached:

1.       As indicated  below,  the  undersigned is the President,  Chief  Financial  Officer,  Senior Vice President or other executive officer of the Buyer.

2.       In connection  with  purchases by the Buyer,  the Buyer is a "qualified  institutional  buyer" as that term is defined in Rule
144A  under  the  Securities  Act of 1933  ("Rule  144A")  because  (i) the  Buyer  owned  and/or  invested  on a  discretionary  basis
$                                              in securities  (except for the excluded  securities  referred to below) as of the end of the Buyer's most recent  fiscal year (such amount being  calculated  in  accordance  with Rule 144A) and (ii) the Buyer  satisfies  the criteria in the category marked below.

--       Corporation,  etc.  The Buyer is a  corporation  (other than a bank,  savings and loan  association  or similar  institution),
                  Massachusetts or similar business trust,  partnership,  or charitable  organization described in Section 501(c)(3) of the Internal Revenue Code.

--       Bank.  The Buyer (a) is a national  bank or  banking  institution  organized  under the laws of any  State,  territory  or the
                  District of Columbia,  the business of which is  substantially  confined to banking and is supervised by the State or territorial  banking  commission or similar official or is a foreign bank or equivalent  institution,  and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

--       Savings  and  Loan.  The Buyer (a) is a  savings  and loan  association,  building  and loan  association,  cooperative  bank, homestead  association  or similar  institution,  which is  supervised  and examined by a State or Federal  authority having supervision over any such institutions or is a foreign savings and loan association or equivalent  institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

--       Broker-Dealer.  The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

--       Insurance  Company.  The Buyer is an insurance  company  whose  primary and  predominant  business  activity is the writing of insurance or the reinsuring of risks  underwritten by insurance  companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

--       State or Local Plan. The Buyer is a plan  established  and maintained by a State,  its political  subdivisions,  or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

--       ERISA Plan. The Buyer is an employee  benefit plan within the meaning of Title I of the Employee  Retirement  Income  Security
                  Act of 1974.

--       Investment Adviser.   The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

--       SBIC. The Buyer is a Small Business  Investment  Company  licensed by the U.S.  Small  Business  Administration  under Section
                  301(c) or (d) of the Small Business Investment Act of 1958.

--       Business  Development  Company.  The  Buyer is a  business  development  company  as  defined  in  Section  202(a)(22)  of the
                  Investment Advisers Act of 1940.

--       Trust Fund.  The Buyer is a trust fund whose trustee is a bank or trust company and whose  participants  are  exclusively  (a)
                  plans  established and maintained by a State, its political  subdivisions,  or any agency or  instrumentality  of the
                  State or its  political  subdivisions,  for the benefit of its  employees,  or (b) employee  benefit plans within the meaning of Title I of the Employee  Retirement  Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3.       The term  "securities"  as used herein does not include (i)  securities of issuers that are  affiliated  with the Buyer,  (ii)
securities that are part of an unsold  allotment to or  subscription  by the Buyer, if the Buyer is a dealer,  (iii) bank deposit notes and certificates of deposit,  (iv) loan participations,  (v) repurchase  agreements,  (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4.       For purposes of determining the aggregate  amount of securities  owned and/or invested on a discretionary  basis by the Buyer, the Buyer  used the cost of such  securities  to the Buyer and did not  include  any of the  securities  referred  to in the  preceding paragraph.  Further,  in  determining  such aggregate  amount,  the Buyer may have included  securities  owned by  subsidiaries  of the
Buyer,  but only if such  subsidiaries  are  consolidated  with the Buyer in its  financial  statements  prepared  in  accordance  with generally  accepted  accounting  principles  and if the  investments  of such  subsidiaries  are managed  under the Buyer's  direction.
However,  such securities were not included if the Buyer is a  majority-owned,  consolidated  subsidiary of another  enterprise and the
Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5.       The Buyer  acknowledges  that it is familiar with Rule 144A and understands that the seller to it and other parties related to the  Certificates  are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                                Will the Buyer be purchasing the Rule 144A
Yes              No             Securities only for the Buyer's own account?
6.       If the answer to the foregoing  question is "no",  the Buyer agrees that, in connection  with any purchase of securities  sold to the Buyer for the account of a third party  (including any separate  account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified  institutional  buyer"  within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase  securities for a third party unless the Buyer has obtained a current  representation letter  from  such  third  party or taken  other  appropriate  steps  contemplated  by Rule 144A to  conclude  that  such  third  party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

7.       The Buyer  will  notify  each of the  parties to which  this  certification  is made of any  changes  in the  information  and conclusions  herein.  Until such notice is given,  the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                                     Print Name of Buyer

                                                     By:
                                                            Name:
                                                            Title:

                                                     Date:

                                                                                                                   ANNEX 2 TO EXHIBIT J

                                       QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                                         [For Buyers That Are Registered Investment Companies]

                  The undersigned hereby certifies as follows in connection with the Rule 144A Investment  Representation to which this
Certification is attached:

8.       As indicated  below,  the undersigned is the President,  Chief Financial  Officer or Senior Vice President of the Buyer or, if
the Buyer is a "qualified  institutional  buyer" as that term is defined in Rule 144A under the  Securities  Act of 1933 ("Rule  144A")
because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

9.       In connection  with  purchases by Buyer,  the Buyer is a "qualified  institutional  buyer" as defined in SEC Rule 144A because
(i) the Buyer is an investment  company  registered  under the  Investment  Company Act of 1940,  and (ii) as marked  below,  the Buyer alone, or the Buyer's Family of Investment  Companies,  owned at least  $100,000,000 in securities (other than the excluded  securities referred to below) as of the end of the Buyer's most recent fiscal year.  For purposes of  determining  the amount of securities  owned by the  Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

--       The Buyer owned  $                                        in securities (other than the excluded securities referred to below)
                  as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

--       The  Buyer  is part of a  Family  of  Investment  Companies  which  owned in the  aggregate  $                              in
                  securities  (other than the excluded  securities  referred to below) as of the end of the Buyer's most recent  fiscal year (such amount being calculated in accordance with Rule 144A).

10.      The term  "Family of  Investment  Companies"  as used herein  means two or more  registered  investment  companies  (or series thereof)  that have the same  investment  adviser  or  investment  advisers  that are  affiliated  (by virtue of being  majority  owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

11.      The term  "securities"  as used herein does not include (i)  securities of issuers that are  affiliated  with the Buyer or are part of the Buyer's Family of Investment  Companies,  (ii) bank deposit notes and certificates of deposit,  (iii) loan  participations,
(iv) repurchase agreements,  (v) securities owned but subject to a repurchase agreement and (vi) currency,  interest rate and commodity swaps.

12.      The Buyer is  familiar  with Rule 144A and  understands  that each of the  parties  to which  this  certification  is made are relying and will  continue  to rely on the  statements  made herein  because one or more sales to the Buyer will be in reliance on Rule
144A.  In addition, the Buyer will only purchase for the Buyer's own account.

13.      The  undersigned  will notify each of the parties to which this  certification  is made of any changes in the  information and conclusions  herein.  Until such  notice,  the  Buyer's  purchase of Rule 144A  Securities  will  constitute  a  reaffirmation  of this certification by the undersigned as of the date of such purchase.

                                                     Print Name of Buyer

                                                     By:
                                                            Name:
                                                            Title:

                                                     IF AN ADVISER:

                                                     Print Name of Buyer

                                                     Date:

                                                               EXHIBIT K

                                              [TEXT OF AMENDMENT TO POOLING AND SERVICING
                                             AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                                           LIMITED GUARANTY]

                                                             ARTICLE XIII

Subordinate Certificate Loss Coverage; Limited Guaranty

                  Section 13.01.  Subordinate  Certificate Loss Coverage;  Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each  Distribution  Date or the related  Determination  Date, the Master Servicer shall determine whether it or any Sub-Servicer  will be entitled to any  reimbursement  pursuant to Section 4.02(a) on such Distribution Date for Advances or  Sub-Servicer  Advances  previously  made,  (which will not be Advances or  Sub-Servicer  Advances  that were made with respect to  delinquencies  which were  subsequently  determined  to be Excess  Special  Hazard  Losses,  Excess  Fraud  Losses,  Excess
Bankruptcy Losses or Extraordinary  Losses) and, if so, the Master Servicer shall demand payment from Residential  Funding of an amount equal to the amount of any Advances or Sub-Servicer  Advances  reimbursed  pursuant to Section 4.02(a),  to the extent such Advances or
Sub-Servicer  Advances have not been included in the amount of the Realized Loss in the related  Mortgage  Loan,  and shall  distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

                  (b)      Subject to subsection  (c) below,  prior to the later of the third  Business Day prior to each  Distribution
Date or the related  Determination  Date, the Master  Servicer shall  determine  whether any Realized Losses (other than Excess Special
Hazard Losses,  Excess Bankruptcy Losses,  Excess Fraud Losses and Extraordinary  Losses) will be allocated to the Class B Certificates on such  Distribution  Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential  Funding of the amount of such Realized Loss and shall distribute the same to the Class B  Certificateholders  in the same manner as if such amount were to be distributed pursuant to Section 4.02(a);  provided,  however,  that the amount of such demand in respect of any Distribution
Date shall in no event be greater than the sum of (i) the additional amount of Accrued  Certificate  Interest that would have been paid for the Class B  Certificateholders  on such  Distribution  Date had such  Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate  Principal  Balances of the Class B Certificates on such  Distribution  Date due to such Realized Loss or Losses.  Notwithstanding  such  payment,  such  Realized  Losses  shall be deemed to have been borne by the  Certificateholders  for purposes of Section 4.05.  Excess  Special  Hazard Losses,  Excess Fraud Losses,  Excess  Bankruptcy  Losses and  Extraordinary  Losses
allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

                  (c)      Demands for  payments  pursuant to this Section  shall be made prior to the later of the third  Business Day prior to each  Distribution Date or the related  Determination  Date by the Master Servicer with written notice thereof to the Trustee.
The maximum amount that  Residential  Funding shall be required to pay pursuant to this Section on any  Distribution  Date (the "Amount
Available")  shall be equal to the lesser of (X)                  minus the sum of (i) all  previous  payments  made under  subsections
(a) and (b) hereof and (ii) all draws under the Limited  Guaranty  made in lieu of such payments as described  below in subsection  (d)
and (Y) the then outstanding  Certificate  Principal  Balances of the Class B Certificates,  or such lower amount as may be established pursuant to Section 13.02.  Residential  Funding's  obligations as described in this Section are referred to herein as the "Subordinate
Certificate Loss Obligation."

                  (d)      The  Trustee  will  promptly  notify  GMAC LLC of any failure of  Residential  Funding to make any  payments hereunder and shall demand  payment  pursuant to the limited  guaranty (the "Limited  Guaranty"),  executed by GMAC LLC, of Residential
Funding's  obligation to make payments pursuant to this Section,  in an amount equal to the lesser of (i) the Amount Available and (ii)
such required  payments,  by delivering to GMAC LLC a written demand for payment by wire transfer,  not later than the second  Business
Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

                  (e) All payments  made by  Residential  Funding  pursuant to this Section or amounts paid under the Limited  Guaranty shall be deposited  directly in the  Certificate  Account,  for  distribution  on the  Distribution  Date for such month to the Class B
Certificateholders.

                  (f)      The Company shall have the option,  in its sole discretion,  to substitute for either or both of the Limited
Guaranty or the Subordinate  Certificate Loss Obligation another instrument in the form of a corporate guaranty,  an irrevocable letter of credit, a surety bond,  insurance policy or similar instrument or a reserve fund;  provided that (i) the Company obtains (subject to the  provisions  of Section  10.01(f)  as if the  Company  was  substituted  for the Master  Servicer  solely for the  purposes of such provision) an Opinion of Counsel  (which need not be an opinion of Independent  counsel) to the effect that  obtaining such  substitute corporate guaranty,  irrevocable letter of credit,  surety bond,  insurance policy or similar instrument or reserve fund will not cause either (a) any  federal tax to be imposed on the Trust  Fund,  including  without  limitation,  any federal tax imposed on  "prohibited transactions"  under Section  860(F)(a)(1) of the Code or on "contributions  after the startup date" under Section  860(G)(d)(1) of the
Code or (b) the  Trust  Fund to fail to  qualify  as a REMIC  at any  time  that  any  Certificate  is  outstanding,  and  (ii) no such substitution  shall be made unless (A) the substitute  Limited  Guaranty or Subordinate  Certificate  Loss Obligation is for an initial amount not less than the then current Amount  Available and contains  provisions  that are in all material  respects  equivalent to the original Limited Guaranty or Subordinate  Certificate Loss Obligation  (including that no portion of the fees,  reimbursements or other obligations  under any such  instrument  will be borne by the Trust  Fund),  (B) the long term debt  obligations  of any obligor of any substitute  Limited Guaranty or Subordinate  Certificate  Loss Obligation (if not supported by the Limited  Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt  obligations  of GMAC LLC as of the date of issuance  of the Limited  Guaranty and (b) the rating of the long term debt  obligations of GMAC LLC at the date of such  substitution and (C) the Company obtains written confirmation  from each  nationally  recognized  credit rating agency that rated the Class B Certificates at the request of the Company that such  substitution  shall  not lower the  rating on the  Class B  Certificates  below the  lesser of (a) the  then-current  rating assigned to the Class B Certificates  by such rating agency and (b) the original  rating  assigned to the Class B Certificates  by such rating agency.  Any replacement of the Limited Guaranty or Subordinate  Certificate  Loss Obligation  pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute  guarantor or obligor,  addressed to the Master Servicer and the Trustee, that such substitute instrument  constitutes a legal, valid and binding obligation of the substitute guarantor or obligor,  enforceable in accordance  with its terms,  and  concerning  such other matters as the Master  Servicer and the Trustee shall  reasonably  request.
Neither the Company,  the Master  Servicer nor the Trustee  shall be obligated  to  substitute  for or replace the Limited  Guaranty or
Subordinate Certificate Loss Obligation under any circumstance.

                  Section  13.02.  Amendments  Relating to the  Limited  Guaranty.  Notwithstanding  Sections  11.01 or 13.01:  (i) the
provisions of this Article XIII may be amended,  superseded  or deleted,  (ii) the Limited  Guaranty or  Subordinate  Certificate  Loss
Obligation may be amended,  reduced or canceled,  and (iii) any other provision of this Agreement which is related or incidental to the matters  described in this Article XIII may be amended in any manner;  in each case by written  instrument  executed or consented to by the Company and  Residential  Funding but without the consent of any  Certificateholder  and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional  obligation on, or otherwise  adversely  affect the interests  of, the Master  Servicer or the  Trustee,  as  applicable;  provided  that the Company  shall also obtain a letter from each nationally  recognized  credit rating agency that rated the Class B Certificates  at the request of the Company to the effect that such amendment,  reduction,  deletion  or  cancellation  will not lower the rating on the Class B  Certificates  below the lesser of (a) the then-current  rating  assigned to the Class B Certificates  by such rating agency and (b) the original  rating  assigned to the Class B
Certificates by such rating agency,  unless (A) the Holder of 100% of the Class B Certificates  is Residential  Funding or an Affiliate
of Residential  Funding,  or (B) such amendment,  reduction,  deletion or cancellation is made in accordance with Section 11.01(e) and, provided  further that the Company  obtains  (subject to the provisions of Section  10.01(f) as if the Company was  substituted for the
Master Servicer solely for the purposes of such provision),  in the case of a material  amendment or supercession (but not a reduction, cancellation or deletion of the Limited  Guaranty or the Subordinate  Certificate Loss  Obligation),  an Opinion of Counsel (which need not be an opinion of Independent  counsel) to the effect that any such amendment or supercession  will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation,  any federal tax imposed on "prohibited  transactions" under Section
860F(a)(1)  of the Code or on  "contributions  after the startup  date" under  Section  860G(d)(1) of the Code or (b) the Trust Fund to
fail to qualify as a REMIC at any time that any  Certificate is  outstanding.  A copy of any such  instrument  shall be provided to the
Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 13.02.

                                                               EXHIBIT L

                                                      [FORM OF LIMITED GUARANTY]

                                                           LIMITED GUARANTY

                                                   RESIDENTIAL ACCREDIT LOANS, INC.

                                            Mortgage Asset-Backed Pass-Through Certificates
                                                            Series ____-___

                                                                                                                              , 200

__________________
__________________
__________________

Attention:  Residential Funding Company, LLC Series ____-___

Ladies and Gentlemen:

                  WHEREAS,  Residential Funding Company, LLC, a Delaware limited liability company ("Residential Funding"), an indirect wholly-owned  subsidiary of GMAC LLC, a Delaware limited liability company  ("GMAC"),  plans to incur certain  obligations as described under  Section  13.01 of the Pooling and  Servicing  Agreement  dated as of  ___________  1, ____ (the  "Servicing  Agreement"),  among
Residential Accredit Loans, Inc. (the "Company"),  Residential Funding and  __________________  (the "Trustee") as amended by Amendment
No.          thereto,  dated as of                  ,  with  respect to the Mortgage  Asset-Backed  Pass-Through  Certificates,  Series
____-___ (the "Certificates"); and

                  WHEREAS,  pursuant to Section 13.01 of the Servicing  Agreement,  Residential  Funding agrees to make payments to the
Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

                  WHEREAS,  GMAC desires to provide  certain  assurances  with respect to the ability of Residential  Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

                  NOW THEREFORE,  in consideration of the premises herein contained and certain other good and valuable  consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

1.       Provision of Funds.  (a) GMAC agrees to contribute and deposit in the  Certificate  Account on behalf of  Residential  Funding
(or otherwise provide to Residential  Funding, or to cause to be made available to Residential  Funding),  either directly or through a subsidiary,  in any case prior to the related  Distribution Date, such moneys as may be required by Residential  Funding to perform its
Subordinate  Certificate  Loss  Obligation  when and as the same arises from time to time upon the demand of the Trustee in  accordance with Section 13.01 of the Servicing Agreement.

                  (b)      The agreement set forth in the preceding  clause (a) shall be absolute,  irrevocable and  unconditional  and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in  Residential  Funding, by any insolvency,  bankruptcy,  dissolution or other proceeding  affecting  Residential Funding or any other person, by any defense or right of counterclaim,  set-off or recoupment that GMAC may have against  Residential  Funding or any other person or by any other fact or  circumstance.  Notwithstanding  the  foregoing,  GMAC's  obligations  under  clause  (a) shall  terminate  upon the  earlier of (x)
substitution for this Limited Guaranty  pursuant to Section  13.01(f) of the Servicing  Agreement,  or (y) the termination of the Trust
Fund pursuant to the Servicing Agreement.

2.       Waiver.  GMAC  hereby  waives any failure or delay on the part of  Residential  Funding,  the  Trustee or any other  person in asserting or enforcing any rights or in making any claims or demands  hereunder.  Any defective or partial  exercise of any such rights shall not preclude any other or further exercise of that or any other such right.  GMAC further waives demand,  presentment,  notice of default,  protest,  notice of acceptance and any other notices with respect to this Limited Guaranty,  including,  without  limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

3.       Modification,  Amendment and  Termination.  This Limited  Guaranty may be modified,  amended or terminated only by the written agreement of GMAC and the Trustee and only if such  modification,  amendment or  termination  is permitted  under  Section 13.02 of the
Servicing  Agreement.  The  obligations  of GMAC  under  this  Limited  Guaranty  shall  continue  and  remain in effect so long as the
Servicing  Agreement  is not  modified or amended in any way that might  affect the  obligations  of GMAC under this  Limited  Guaranty without the prior written consent of GMAC.

4.       Successor.  Except as otherwise  expressly  provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

5.       Governing Law.  This Limited Guaranty shall be governed by the laws of the State of New York.

6.       Authorization  and  Reliance.  GMAC  understands  that a copy of this  Limited  Guaranty  shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing  Agreement and GMAC hereby  authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

7.       Definitions.  Capitalized  terms used but not  otherwise  defined  herein shall have the meaning  given them in the  Servicing
Agreement.

8.       Counterparts.  This  Limited  Guaranty may be executed in any number of  counterparts,  each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

                  IN WITNESS  WHEREOF,  GMAC has caused this Limited  Guaranty to be executed and delivered by its respective  officers thereunto duly authorized as of the day and year first above written.

                                                     GMAC LLC

                                                     By:
                                                     Name:
                                                     Title:

Acknowledged by:

__________________,
     as Trustee

By:
Name:
Title:

RESIDENTIAL ACCREDIT LOANS, INC.

By:
Name:
Title:

                                                               EXHIBIT M

                                     FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                                                                                                           , 20

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

__________________
__________________
__________________

Attention:  Residential Funding Company, LLC Series ____-___

                  Re:      Mortgage Asset-Backed Pass-Through Certificates, Series ____-___ Assignment of
                           Mortgage Loan

Ladies and Gentlemen:

                  This  letter is  delivered  to you in  connection  with the  assignment  by                                      (the
"Trustee") to                                                  (the "Lender") of                                  (the "Mortgage Loan")
pursuant to Section  3.13(d) of the Pooling and Servicing  Agreement (the "Pooling and Servicing  Agreement"),  dated as of ___________
1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"),  Residential Funding Company,  LLC, as Master Servicer,  and
the  Trustee.  All terms used  herein and not  otherwise  defined  shall  have the  meanings  set forth in the  Pooling  and  Servicing
Agreement.  The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

(i)      the Mortgage Loan is secured by Mortgaged  Property  located in a jurisdiction  in which an assignment in lieu of satisfaction is required to preserve  lien  priority,  minimize or avoid  mortgage  recording  taxes or  otherwise  comply  with,  or  facilitate  a refinancing under, the laws of such jurisdiction;

(ii)     the  substance  of the  assignment  is,  and is  intended  to be,  a  refinancing  of such  Mortgage  Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

(iii)             the  Mortgage  Loan  following  the  proposed  assignment  will be  modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(iv)     such assignment is at the request of the borrower under the related Mortgage Loan.

                                                     Very truly yours,

                                                     (Lender)

                                                     By:
                                                     Name:
                                                     Title:

                                                               EXHIBIT N

                                                     FORM OF REQUEST FOR EXCHANGE

                                                                                                                                 [DATE]

__________________
__________________
__________________

                  Re:      Residential Accredit Loans, Inc.,
                           Mortgage Asset-Backed Pass-Through Certificates,
                           Series ____-___

                  Residential Funding Company, LLC, as the Holder of a       % Percentage Interest of the [Interest Only/Class
A-V][-1] Certificates, hereby requests the Trustee to exchange the above-referenced Certificates for the Subclasses referred to below:

1.       [Interest Only/Class A-V]-   Certificates, corresponding to the following Uncertificated REMIC Regular Interests: [List numbers corresponding to the related loans and Pool Strip Rates from the Mortgage Loan Schedule].  The initial Subclass Notional Amount and the Initial Pass-Through Rate on the [Interest Only/Class A-V]-
                           Certificates will be $                     and         %, respectively.

2.       [Repeat as appropriate.]

                  The Subclasses requested above will represent in the aggregate all of the Uncertificated REMIC Regular Interests represented by the [Interest Only/Class A-V][-1] Certificates surrendered for exchange.

                  All capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing
Agreement, dated as of ___________ 1, ____, among Residential Accredit Loans, Inc., Residential Funding Company, LLC and
__________________, as trustee.

                                                     RESIDENTIAL FUNDING COMPANY, LLC

                                                     By:
                                                     Name:
                                                     Title:

                                                               EXHIBIT O

                                                    Form of Form 10-K Certification

         I, [identify the certifying individual], certify that:

         1.       I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the trust (the "Exchange Act periodic reports") created pursuant to the Series Supplement dated ___________________ to the Standard Terms of Pooling and Servicing Agreement dated ____________________ (together, the "P&S
Agreement") among Residential Accredit Loans, Inc., Residential Funding Company, LLC (the "Master Servicer") and [Name of Trustee]
(the "Trustee");

         2.       Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

         3.       Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form
10-D for the period covered by this report is included in the Exchange Act periodic reports;

         4.       I am responsible for reviewing the activities performed by the Master Servicer and based on my knowledge and the compliance review conducted in preparing the servicer compliance statement required in this report under Item 1123 of Regulation AB, and except a disclosed in the Exchange Act periodic reports, the Master Servicer has fulfilled its obligations under the P&S
Agreement; and

         5.       All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report.  Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

         In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [the Trustee].

Date:_______________________

____________________________*
[Signature]
[Title:]

* to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                                               EXHIBIT P

                                       [FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE]

         The undersigned, a Responsible Officer of [_________] (the "Trustee") certifies that:

         (a)      The Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Pooling and Servicing Agreement dated as of [_________], 20[__] (the "Agreement") by and among [__________], as depositor,
Residential Funding Company, LLC, as Master Servicer, and the Trustee in accordance with the standards set forth therein.

         (b)      Based on my knowledge, the list of Certificateholders as shown on the Certificate Register as of the end of each calendar year that is provided by the Trustee pursuant to the  Agreement is accurate as of the last day of the 20[__] calendar year.

Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

         IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.]

                                                              Name:
                                                              Title:

                                                               EXHIBIT Q

        INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO REPORTABLE MODIFIED MORTGAGE LOANS

Account number

Transaction Identifier
Unpaid Principal Balance prior to Modification
Next Due Date
Monthly Principal and Interest Payment
Total Servicing Advances
Current Interest Rate
Original Maturity Date
Original Term to Maturity (Months)
Remaining Term to Maturity (Months)
Trial Modification Indicator
Mortgagor Equity Contribution
Total Servicer Advances
Trial Modification Term (Months)
Trial Modification Start Date
Trial Modification End Date
Trial Modification Period Principal and Interest Payment
Trial Modification Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest Rate Post Modification
Rate Reduction Start Date
Rate Reduction End Date
Rate Reduction Term

Term Modified Indicator
Modified Amortization Period
Modified Final Maturity Date
Total Advances Written Off
Unpaid Principal Balance Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid Principal Balance Post Write Off
Capitalization Indicator
Mortgagor Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal Balance  Post Capitalization Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification

Interest Rate Post Modification
Payment Made Post Capitalization
Delinquency Status to Modification Plan

                                                               EXHIBIT R

                                    SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by the Trustee shall address, at a minimum, the criteria identified as below as
"Applicable Servicing Criteria":

------------------------------------------------------------------------------------------ ----------------------
                                                                                           APPLICABLE SERVICING
                                   SERVICING CRITERIA                                            CRITERIA
------------------------------------------------------------------------------------------ ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
     REFERENCE                                     CRITERIA
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                       GENERAL SERVICING CONSIDERATIONS
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(i)        Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(ii)       If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(iii)      Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(iv)       A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
                     agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                      CASH COLLECTION AND ADMINISTRATION
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(i)        Payments on pool assets are deposited into the appropriate             |X| (as to accounts
                     custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of
                     days specified in the transaction agreements.                           held by Trustee)
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(ii)       Disbursements made via wire transfer on behalf of an obligor or to    |X| (as to investors
                     an investor are made only by authorized personnel.                            only)
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(iii)      Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g., with           |X| (as to accounts
                     respect to commingling of cash) as set forth in the transaction         held by Trustee)
1122(d)(2)(iv)       agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(v)        Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.
                     For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule
                     13k-1(b)(1) of the Securities Exchange Act.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent unauthorized access.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(vii)      Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
                     These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                      INVESTOR REMITTANCES AND REPORTING
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(3)(i)        Reports to investors, including those to be filed with the
                     Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                     investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the servicer.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(3)(ii)       Amounts due to investors are allocated and remitted in accordance              |X|
                     with timeframes, distribution priority and other terms set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Disbursements made to an investor are posted within two business
                     days to the servicer's investor records, or such other number of               |X|
1122(d)(3)(iii)      days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Amounts remitted to investors per the investor reports agree with
                     cancelled checks, or other form of payment, or custodial bank                  |X|
1122(d)(3)(iv)       statements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                          POOL ASSET ADMINISTRATION
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(i)        Collateral or security on pool assets is maintained as required by the transaction agreements or related asset pool documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Pool assets and related documents are safeguarded as required by
1122(d)(4)(ii)       the transaction agreements
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(iii)      Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(iv)       Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items
                     (e.g., escrow) in accordance with the related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(v)        The servicer's records regarding the pool assets agree with the servicer's records with respect to an obligor's unpaid principal balance.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(vi)       Changes with respect to the terms or status of an obligor's pool asset  (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(viii)     Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the
                     transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(ix)       Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(x)        Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                     interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and
                     (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xi)       Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xii)      Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction
1122(d)(4)(xiii)     agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xiv)      Delinquencies, charge-offs and uncollectible accounts are
                     recognized and recorded in accordance with the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Any external enhancement or other support, identified in Item
                     1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained            |X|
1122(d)(4)(xv)       as set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------

-------------------- --------------------------------------------------------------------- ----------------------

(1) Only paragraph (a) for Class P Certificates.

(2) Class B Certificateholders may represent to either (a) or (b).

                                                   EXHIBIT FOUR

                                            SWAP AGREEMENT DATED AS OF
                                                   JULY 30, 2007

                                              (PROVIDED UPON REQUEST)

                                                   EXHIBIT FIVE

                                  SB-AM SWAP AGREEMENT DATED AS OF JULY 30, 2007

                                              (PROVIDED UPON REQUEST)

                                                    EXHIBIT SIX

                               FORM OF CERTIFICATE TO BE GIVEN BY CERTIFICATE OWNER

         Euroclear                                            Cedel, societe anonyme
         151 Boulevard Jacqmain                               67 Boulevard Grand-Duchesse Charlotte
         B-1210 Brussels, Belgium                             L-1331 Luxembourg

                  Re:      RESIDENTIAL  ACCREDIT LOANS,  INC.,  Mortgage  Asset-Backed  Pass-Through  Certificates,
                           Series 2007-QH7,  Class SB, issued pursuant to the Series  Supplement,  dated as of July
                           1, 2007, to the Standard Terms of Pooling and Servicing  Agreement,  dated as of July 1,
                           2007, among RESIDENTIAL  ACCREDIT LOANS,  INC.,  RESIDENTIAL  FUNDING COMPANY,  LLC, and
                           DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee (the "Certificates").

         This is to certify that as of the date hereof and except as set forth below,  the  beneficial  interest in the  Certificates  held by you for our  account is owned by persons  that are not U.S.  persons (as defined in Rule
901 under the Securities Act of 1933, as amended).

         The  undersigned  undertakes  to advise you  promptly by tested telex on or prior to the date on which you intend  to submit  your  certification  relating  to the  Certificates  held by you in which  the  undersigned  has acquired,  or intends to acquire,  a  beneficial  interest in  accordance  with your  operating  procedures  if any applicable  statement  herein is not  correct on such date.  In the  absence  of any such  notification,  it may be assumed that this certification applies as of such date.

         [This  certification  excepts  beneficial  interests in and does not relate to U.S.  $_________  principal amount of the  Certificates  appearing  in your books as being held for our  account but that we have sold or as to which we are not yet able to certify.]

         We understand  that this  certification  is required in  connection  with certain  securities  laws in the
United States of America.  If  administrative  or legal  proceedings are commenced or threatened in connection with which this certification is or would be relevant,  we irrevocably  authorize you to produce this certification or a copy thereof to any interested party in such proceedings.

Dated: _____________________,*/      By: ______________________________________,
                                            Account Holder

*        Certification  must be  dated  on or  after  the  15th  day  before  the  date of the  Euroclear  or Cedel certificate to which this certification releases.

                                                   EXHIBIT SEVEN

                               FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR OR CEDEL

         Deutsche Bank Trust Company Americas
         c/o DB Services Tennessee
         648 Grassmere Park Road
         Nashville, TN 37211-3658
         Attn:  Transfer Unit

                  Re:      RESIDENTIAL  ACCREDIT LOANS,  INC.,  Mortgage  Asset-Backed  Pass-Through  Certificates,
                           Series 2007-QH7,  Class SB, issued pursuant to the Series  Supplement,  dated as of July
                           1, 2007, to the Standard Terms of Pooling and Servicing  Agreement,  dated as of July 1,
                           2007, among RESIDENTIAL  ACCREDIT LOANS,  INC.,  RESIDENTIAL  FUNDING COMPANY,  LLC, and
                           DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee (the "Certificates").

         This is to certify that, based solely on  certifications  we have received in writing,  by tested telex or by  electronic  transmission  from member  organizations  appearing in our records as persons  being  entitled to a portion of the principal amount set forth below (our "Member  Organizations") as of the date hereof,  $____________
principal  amount of the  Certificates  is owned by persons  (a) that are not U.S.  persons (as defined in Rule 901 under the Securities Act of 1933. as amended (the  "Securities  Act")) or (b) who purchased their  Certificates (or interests therein) in a transaction or transactions that did not require registration under the Securities Act.

         We further certify (a) that we are not making  available  herewith for exchange any portion of the related
Temporary  Regulation S Global Class SB  Certificate  excepted in such  certifications  and (b) that as of the date hereof  we have not  received  any  notification  from  any of our  Member  Organizations  to the  effect  that the statements  made by them with  respect to any portion of the part  submitted  herewith  for  exchange are no longer true and cannot be relied upon as of the date hereof

         We understand  that this  certification  is required in  connection  with certain  securities  laws of the
United States of America.  If  administrative  or legal  proceedings are commenced or threatened in connection with which this certification is or would be relevant,  we irrevocably  authorize you to produce this certification or a copy hereof to any interested party in such proceedings.

Date: ____________________ *                Yours faithfully,

* To be dated no earlier                    By:_________________________________________
than the Effective Date.                    Morgan Guaranty Trust Company of New York, Brussels Office, as
                                            Operator of the Euroclear Clearance System
                                            Cedel, societe anonyme

                                                   EXHIBIT EIGHT

                                                      FORM OF
                                        CERTIFICATE TO BE GIVEN BY TRANSFEREE
                                      OF BENEFICIAL INTEREST IN A REGULATION S
                                               BOOK-ENTRY CERTIFICATE

         Euroclear                                            Cedel, societe anonyme
         151 Boulevard Jacqmain                               67 Boulevard Grand-Duchesse Charlotte
         B- 1210 Brussels, Belgium                            L- 1331 Luxembourg

                  Re:      RESIDENTIAL  ACCREDIT LOANS,  INC.,  Mortgage  Asset-Backed  Pass-Through  Certificates,
                           Series 2007-QH7,  Class SB, issued pursuant to the Series  Supplement,  dated as of July
                           1, 2007, to the Standard Terms of Pooling and Servicing  Agreement,  dated as of July 1,
                           2007, among RESIDENTIAL  ACCREDIT LOANS,  INC.,  RESIDENTIAL  FUNDING COMPANY,  LLC, and
                           DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee (the "Certificates").

         This is to certify  that as of the date hereof,  and except as set forth below,  for purposes of acquiring a beneficial  interest in the Certificates,  the undersigned  certifies that it is not a U.S. person (as defined in
Rule 901 under the Securities Act of 1933, as amended).

         The  undersigned  undertakes  to advise you  promptly by tested telex on or prior to the date on which you intend to submit your  certification  relating to the Certificates held by you in which the undersigned  intends to acquire a beneficial  interest in accordance with your operating  procedures if any applicable  statement herein is not  correct on such date.  In the  absence of any such  notification,  it may be assumed  that this  certification applies as of such date.

         We understand  that this  certification  is required in  connection  with certain  securities  laws in the
United States of America.  If  administrative  or legal  proceedings are commenced or threatened in connection with which this certification is or would be relevant,  we irrevocably  authorize you to produce this certification or a copy thereof to any interested party in such proceedings.

Dated: ________________                          By: __________________

                                                   EXHIBIT NINE

                                                      FORM OF
                                        TRANSFER CERTIFICATE FOR EXCHANGE OR
                                      TRANSFER FROM 144A BOOK-ENTRY CERTIFICATE
                                       TO REGULATION S BOOK-ENTRY CERTIFICATE

Deutsche Bank Trust Company Americas
c/o DB Services Tennessee
648 Grassmere Park Road
Nashville, TN 37211-3658
Attn: Transfer Unit

         Re:      RESIDENTIAL  ACCREDIT  LOANS,  INC.,  Mortgage  Asset-Backed  Pass-Through  Certificates,  Series
                  2007-QH7,  Class SB, issued pursuant to the Series  Supplement,  dated as of July 1, 2007, to the
                  Standard Terms of Pooling and Servicing  Agreement,  dated as of July 1, 2007, among  RESIDENTIAL
                  ACCREDIT  LOANS,  INC.,  RESIDENTIAL  FUNDING  COMPANY,  LLC,  and  DEUTSCHE  BANK TRUST  COMPANY
                  AMERICAS, as Trustee (the "Certificates").

         Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

         This letter relates to U.S.  $____________  principal amount of Certificates that are held as a beneficial interest  in the  144A  Book-Entry  Certificate  (CUSIP  No.  ________)  with DTC in the  name of  [insert  name of transferor]  (the  "Transferor").  The Transferor has requested an exchange or transfer of the beneficial  interest for an interest in the  Permanent  Regulation S Global Class SB  Certificate  (CUSIP No.  ________) to be held with
[Euroclear] [Cedel] through DTC.

         In connection  with the request and in receipt of the  Certificates,  the  Transferor  does hereby certify that the exchange or transfer has been  effected in  accordance  with the  transfer  restrictions  set forth in the
Agreement and the Certificates and:

                  (a)      pursuant to and in accordance  with  Regulation S under the  Securities  Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby certify that:

                           (i)      the  offer of the  Certificates  was not made to a U.S.  Person as  defined  in
                  Regulation  S  under  the  Securities  Act  that  purchased  the   Certificates  in  an  Offshore
                  Transaction  as defined in Regulation S under the Securities  Act and  understands  that the sale of the  Certificates  to it is being made in  reliance  on the  exemption  from the  registration requirements of the Securities Act provided by Regulation S thereunder,

                           [(ii)    at the time the buy  order was  originated,  the  transferee  was  outside  the
                  United  States of  America or the  Transferor  and any  person  acting on its  behalf  reasonably believed that the transferee was outside the United States of America,

                           (ii)     the  transaction  was executed in, on or through the facilities of a designated offshore  securities  market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States of America,]**/

                           (iii)    no  directed   selling  efforts  have  been  made  in   contravention   of  the
                  requirements of Rule 903(b) or 904(b) of Regulation 5, as applicable,

                           (iv)     the  transaction  is not part of a plan or  scheme  to evade  the  registration requirements of the Securities Act, and

                  (b)      with respect to  transfers  made in reliance on Rule 144 under the  Securities  Act, the
         Transferor does hereby certify that the Certificates are being  transferred in a transaction  permitted by
         Rule 144 under the Securities Act.

         This  certification  and the statements  contained herein are made for your benefit and the benefit of the issuer and the [placement agent].

                                                              [Insert name of Transferor]

Date:__________________                      By: ________________________________
                                             Title:

_____________________________
**       Insert  one of these two  provisions,  which  come  from the  definition  of  "offshore  transactions"  in
         Regulation S.

                                                    EXHIBIT TEN

                                                       FORM OF
                                       INITIAL PURCHASER EXCHANGE INSTRUCTIONS

Depository Trust Company
55 Water Street
50th Floor
New York, New York 10041

                  Re:      RESIDENTIAL  ACCREDIT LOANS,  INC.,  Mortgage  Asset-Backed  Pass-Through  Certificates,
                           Series 2007-QH7,  Class SB, issued pursuant to the Series  Supplement,  dated as of July
                           1, 2007, to the Standard Terms of Pooling and Servicing  Agreement,  dated as of July 1,
                           2007, among RESIDENTIAL  ACCREDIT LOANS,  INC.,  RESIDENTIAL  FUNDING COMPANY,  LLC, and
                           DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee (the "Certificates").

         Pursuant to Section 5.02(g) of the Agreement,  ________________________  (the "Initial  Purchaser") hereby requests  that  $______________  aggregate  principal  amount of the  Certificates  held by you for our account and represented  by the  Temporary  Regulation S Global Class SB  Certificate  (CUSIP No.  ________) (as defined in the
Agreement) be exchanged for an equal  principal  amount  represented  by the Rule 144A Global Class SB  Certificate
(CUSIP No. _______) to be held by you for our account.

Date: ___________________                            [Initial Purchaser]

                                                     By:  ________________________
                                                     Title:

                                                 EXHIBIT ELEVEN-A

                                FORM OF RULE 144A GLOBAL CLASS SB-[__] CERTIFICATE

         THIS  CERTIFICATE  IS  SUBORDINATED  IN  RIGHT  OF  PAYMENT  TO  THE  CLASS A  CERTIFICATES  AND  CLASS  M
CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY,  A
NEW YORK CORPORATION  ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT, AND ANY
CERTIFICATE  ISSUED IS  REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY
PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE")  COUPLED WITH INTERESTS IN THE SWAP  AGREEMENT,  THE SB-AM SWAP AGREEMENT AND THE
CORRIDOR AGREEMENT.

         TRANSFERS OF THE  CERTIFICATES  MUST GENERALLY BE ACCOMPANIED  BY APPROPRIATE  TAX TRANSFER  DOCUMENTATION
AND ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE AGREEMENT.

         ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR
HOLDING OF THIS  CERTIFICATE (OR INTEREST  THEREIN) THAT SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR OTHER
PLAN OR ARRANGEMENT  SUBJECT TO THE PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT INCOME SECURITY
ACT OF 1974,  AS AMENDED  ("ERISA"),  OR  SECTION  4975 OF THE CODE OR A PERSON  (INCLUDING  AN  INSURANCE  COMPANY
INVESTING ITS GENERAL  ACCOUNT,  AN  INVESTMENT  MANAGER,  A NAMED  FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS
USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION.

         NO TRANSFER OF THIS  CERTIFICATE  OR INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  UNLESS
THAT  TRANSFER  IS MADE  PURSUANT  TO AN  EFFECTIVE  REGISTRATION  STATEMENT  UNDER  THE 1933  ACT,  AND  EFFECTIVE
REGISTRATION OR  QUALIFICATION  UNDER  APPLICABLE  STATE SECURITIES LAWS, OR IS MADE IN A TRANSACTION THAT DOES NOT
REQUIRE  SUCH  REGISTRATION  OR  QUALIFICATION.  FURTHERMORE,  THE  AGREEMENT  PROVIDES  THAT NO  TRANSFER  OF THIS
CERTIFICATE OR INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  EXCEPT  (I) OUTSIDE THE UNITED STATES
TO ENTITIES WHICH ARE NOT U.S.  PERSONS  WITHIN THE MEANING OF REGULATION S UNDER THE 1933 ACT OR (II) IN  RELIANCE
ON RULE 144A UNDER THE 1933 ACT ("RULE  144A") TO A  QUALIFIED  INSTITUTIONAL  BUYER (AS DEFINED IN RULE 144A) THAT
IS  ACQUIRING  THIS  CERTIFICATE  OR INTEREST  HEREIN FOR ITS OWN  ACCOUNT OR FOR THE ACCOUNT OF ANOTHER  QUALIFIED
INSTITUTIONAL BUYER.

         EACH  HOLDER OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  ACKNOWLEDGED  AND AGREED  THAT  (I) IT IS (A) A
QUALIFIED  INSTITUTIONAL  BUYER AND IS ACQUIRING  THIS  CERTIFICATE  FOR ITS OWN  INSTITUTIONAL  ACCOUNT OR FOR THE
ACCOUNT OR  ACCOUNTS OF A QUALIFIED  INSTITUTIONAL  BUYER,  OR (B) IT IS NOT A U.S.  PERSON AND IS  ACQUIRING  THIS
CERTIFICATE  OUTSIDE THE UNITED STATES (A "REGULATION S PURCHASER");  AND (II) IT UNDERSTANDS THAT THIS CERTIFICATE
IS BEING  TRANSFERRED TO IT IN A TRANSACTION  NOT INVOLVING ANY PUBLIC OFFERING WITHIN THE MEANING OF THE 1933 ACT,
AND THAT, IF IN THE FUTURE IT DECIDES TO RESELL,  PLEDGE OR OTHERWISE  TRANSFER THIS CERTIFICATE,  THIS CERTIFICATE
MAY BE RESOLD,  PLEDGED OR  TRANSFERRED  ONLY IN ACCORDANCE  WITH  APPLICABLE  STATE  SECURITIES  LAWS AND (A) IN A
TRANSACTION  MEETING THE REQUIREMENTS OF RULE 144A, TO A PERSON THAT THE SELLER REASONABLY  BELIEVES IS A QUALIFIED
INSTITUTIONAL  BUYER  THAT  PURCHASES  FOR ITS  OWN  ACCOUNT  (OR  FOR  THE  ACCOUNT  OR  ACCOUNTS  OF A  QUALIFIED
INSTITUTIONAL  BUYER) AND TO WHOM NOTICE IS GIVEN THAT THE RESALE,  PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON
RULE 144A, OR (B) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S.

         THE HOLDER OF THIS CERTIFICATE  DESIRING TO EFFECT ANY TRANSFER,  SALE, PLEDGE OR OTHER DISPOSITION SHALL,
AND BY ACCEPTANCE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE AGREED TO, INDEMNIFY THE TRUSTEE,  THE DEPOSITOR,  THE
MASTER SERVICER AND THE CERTIFICATE  REGISTRAR AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER,  SALE, PLEDGE
OR OTHER  DISPOSITION  IS NOT SO  EXEMPT OR IS NOT MADE IN  ACCORDANCE  WITH SUCH  FEDERAL  AND STATE  LAWS AND THE
AGREEMENT.

         NO TRANSFER OF ANY CLASS SB  CERTIFICATE  SHALL BE MADE UNLESS THE  PROPOSED  TRANSFEREE  OF SUCH CLASS SB
CERTIFICATE  PROVIDES  TO THE TRUSTEE  THE  APPROPRIATE  TAX  CERTIFICATION  FORM  (I.E.,  IRS FORM W-9 OR IRS FORM
W-8BEN,  W-8IMY,  W-8EXP OR W-8ECI,  AS APPLICABLE (OR ANY SUCCESSOR FORM THERETO)) AND AGREES TO UPDATE SUCH FORMS
(I) UPON EXPIRATION OF ANY SUCH FORM, (II) AS REQUIRED UNDER THEN  APPLICABLE U.S.  TREASURY  REGULATIONS AND (III)
PROMPTLY UPON LEARNING THAT SUCH FORM HAS BECOME  OBSOLETE OR  INCORRECT,  AS A CONDITION TO SUCH  TRANSFER.  UNDER
THE AGREEMENT,  UPON RECEIPT OF ANY SUCH TAX CERTIFICATION FORM FROM A TRANSFEREE OF ANY CLASS SB CERTIFICATE,  THE
TRUSTEE  (INCLUDING IN ITS CAPACITY AS  SUPPLEMENTAL  INTEREST TRUST TRUSTEE) SHALL FORWARD SUCH TAX  CERTIFICATION
FORM  PROVIDED TO IT TO THE SWAP  PROVIDER AND THE CORRIDOR  PROVIDER.  EACH HOLDER OF A CLASS SB  CERTIFICATE  AND
EACH  TRANSFEREE  THEREOF SHALL BE DEEMED TO HAVE CONSENTED TO THE TRUSTEE  FORWARDING TO THE SWAP PROVIDER AND THE
CORRIDOR  PROVIDER ANY SUCH TAX  CERTIFICATION  FORM IT HAS PROVIDED AND UPDATED IN ACCORDANCE  WITH THESE TRANSFER
RESTRICTIONS.  ANY PURPORTED  SALES OR TRANSFERS OF ANY CLASS SB CERTIFICATE TO A TRANSFEREE  WHICH DOES NOT COMPLY
WITH THESE REQUIREMENTS SHALL BE DEEMED NULL AND VOID UNDER THE AGREEMENT.

CUSIP: _____________________                                 Certificate No. SB-[__]-1
Date of Pooling and Servicing Agreement                      Percentage Interest: 100.00%
and Cut-off Date:  July 1, 2007
First Distribution Date:  August 27, 2007                    Aggregate Initial Notional Balance
                                                             of the Class SB-[_] Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Notional Balance
RESIDENTIAL FUNDING COMPANY, LLC                             of this Class SB-[_] Certificate:
                                                             $___________________________
Maturity Date:
__________ __, 20__

                                  MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                  SERIES 2007-QH7

                  evidencing a percentage interest in the distributions allocable to the
                  Class SB-[_] Certificates with respect to a Trust Fund consisting primarily of a pool of fixed and adjustable interest rate, first lien mortgage loans on one- to four-family residential properties sold by RESIDENTIAL ACCREDIT LOANS
                  INCORPORATED

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in RESIDENTIAL  ACCREDIT LOANS  INCORPORATED,  the Master Servicer,  the Trustee referred to below or GMAC MORTGAGE  GROUP,  LLC or any of their  affiliates.  Neither this  Certificate  nor the  underlying
Mortgage Loans are guaranteed or insured by any governmental  agency or instrumentality or by RESIDENTIAL  ACCREDIT
LOANS INCORPORATED,  the Master Servicer, the Trustee or GMAC MORTGAGE GROUP, LLC or any of their affiliates.  None of the  Depositor,  the  Master  Servicer,  GMAC  MORTGAGE  GROUP,  LLC or any of their  affiliates  will  have any obligation  with  respect  to any  certificate  or other  obligation  secured by or payable  from  payments  on the
Certificates.

         This  certifies  that CEDE & CO. is the  registered  owner of the  Percentage  Interest  evidenced by this
Certificate in certain  distributions with respect to the Trust Fund consisting  primarily of an interest in a pool of adjustable  interest  rate,  first lien mortgage loans on one- to four-family  residential  properties,  sold by
RESIDENTIAL  ACCREDIT LOANS  INCORPORATED  (hereinafter  called the "Depositor,"  which term includes any successor entity  under the  Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling and  Servicing
Agreement dated as specified  above (the  "Agreement")  among the Depositor,  the Master Servicer and Deutsche Bank
Trust Company Americas,  as trustee (the "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined  herein,  the  capitalized  terms used  herein  have the  meanings assigned  in the  Agreement.  This  Certificate  is issued  under  and is  subject  to the  terms,  provisions  and conditions  of the  Agreement,  to which  Agreement  the  Holder of this  Certificate  by virtue of the  acceptance hereof, assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the last Business Day of the month  immediately  preceding the month of such  distribution (the "Record
Date"),  from the  Available  Distribution  Amount in an amount  equal to the  product of the  Percentage  Interest evidenced by this  Certificate  and the amount of interest and  principal,  if any,  required to be  distributed to
Holders of Class SB-[_] Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in St. Paul,  Minnesota.  The Notional Amount of this Class SB-[_]
Certificate as of any date of  determination  will be calculated as described in the Agreement.  This  Class SB-[_]
Certificate  will accrue  interest at the  Pass-Through  Rate on the Notional Amount as indicated in the definition of Accrued  Certificate  Interest in the Agreement.  This Class SB-[_]  Certificate will not accrue interest on its
Certificate Principal Balance.

         Any  Transferee  of this  Certificate  will be deemed to have  represented  by virtue of its  purchase  or holding of this  Certificate (or interest  therein) that either such transferee is not an employee  benefit plan or other plan or  arrangement  subject to the  prohibited  transaction  provisions of the Employee  Retirement  Income
Security  Act of 1974,  as amended  ("ERISA"),  or Section  4975 of the Code or a person  (including  an  insurance company  investing its general  account,  an investment  manager,  a named fiduciary or a trustee of any such plan)
who is using "plan assets" of any such plan to effect such acquisition.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated as Mortgage  Asset-Backed  Pass-Through  Certificates of the Series  specified hereon (herein  collectively  called the "Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the  Depositor,  the Master  Servicer and the
Trustee  with the consent of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this
Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer  at the  offices or agencies  appointed  by the  Trustee in St.  Paul,  Minnesota,  duly  endorsed  by, or accompanied  by an  assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth,  Certificates  are exchangeable  for new  Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the  Master  Servicer,  the  Trustee,  the  Certificate  Registrar  and any  agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master  Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure  or deed in lieu of  foreclosure of any Mortgage Loan, and (ii) the purchase by the Holder of the Class
SB  Certificates  or the Master  Servicer,  as described  in the  Agreement,  from the Trust Fund of all  remaining
Mortgage  Loans and all property  acquired in respect of such Mortgage  Loans or the  Certificates,  in either case thereby effecting early retirement of the Certificates.  The Agreement  permits,  but does not require,  the Holder of the Class SB Certificates or the Master  Servicer,  as described in the Agreement,  (i) to purchase,  at a price determined as provided in the Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any
Mortgage Loan or (ii) to  purchase in whole,  but not in part, all of the  Certificates  from the Holders  thereof, provided,  that any such option may only be exercised if the Stated  Principal  Balance before giving effect to the distributions to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Rule 144A Global Class SB Certificates referred to in the within-mentioned Agreement.

                                                              DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                    ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please  print or  typewrite  name and address  including  postal zip code of  assignee)  the  beneficial  interest evidenced by the within Trust  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and
Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

___________________________________________________________________________________________________________________
                                                              Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions   shall   be   made,   by   wire   transfer   or   otherwise,    in   immediately    available   fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This  information  is  provided by  ___________________________________,  the  assignee  named  above,  or
______________________________, as its agent.

                                                 EXHIBIT ELEVEN -B

                          FORM OF PERMANENT REGULATION S GLOBAL CLASS SB-[__] CERTIFICATE

         THIS  CERTIFICATE  IS  SUBORDINATED  IN  RIGHT  OF  PAYMENT  TO  THE  CLASS A  CERTIFICATES  AND  CLASS  M
CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY,  A
NEW YORK CORPORATION  ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT, AND ANY
CERTIFICATE  ISSUED IS  REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY
PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE")  COUPLED WITH INTERESTS IN THE SWAP  AGREEMENT,  THE SB-AM SWAP AGREEMENT AND THE
CORRIDOR AGREEMENT.

         TRANSFERS OF THE  CERTIFICATES  MUST GENERALLY BE ACCOMPANIED  BY APPROPRIATE  TAX TRANSFER  DOCUMENTATION
AND ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE AGREEMENT.

         ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR
HOLDING OF THIS  CERTIFICATE (OR INTEREST  THEREIN) THAT SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR OTHER
PLAN OR ARRANGEMENT  SUBJECT TO THE PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT INCOME SECURITY
ACT OF 1974,  AS AMENDED  ("ERISA"),  OR  SECTION  4975 OF THE CODE OR A PERSON  (INCLUDING  AN  INSURANCE  COMPANY
INVESTING ITS GENERAL  ACCOUNT,  AN  INVESTMENT  MANAGER,  A NAMED  FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS
USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION.

         NO TRANSFER OF THIS  CERTIFICATE  OR INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  UNLESS
THAT  TRANSFER  IS MADE  PURSUANT  TO AN  EFFECTIVE  REGISTRATION  STATEMENT  UNDER  THE 1933  ACT,  AND  EFFECTIVE
REGISTRATION OR  QUALIFICATION  UNDER  APPLICABLE  STATE SECURITIES LAWS, OR IS MADE IN A TRANSACTION THAT DOES NOT
REQUIRE  SUCH  REGISTRATION  OR  QUALIFICATION.  FURTHERMORE,  THE  AGREEMENT  PROVIDES  THAT NO  TRANSFER  OF THIS
CERTIFICATE OR INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  EXCEPT  (I) OUTSIDE THE UNITED STATES
TO ENTITIES WHICH ARE NOT U.S.  PERSONS  WITHIN THE MEANING OF REGULATION S UNDER THE 1933 ACT OR (II) IN  RELIANCE
ON RULE 144A UNDER THE 1933 ACT ("RULE  144A") TO A  QUALIFIED  INSTITUTIONAL  BUYER (AS DEFINED IN RULE 144A) THAT
IS  ACQUIRING  THIS  CERTIFICATE  OR INTEREST  HEREIN FOR ITS OWN  ACCOUNT OR FOR THE ACCOUNT OF ANOTHER  QUALIFIED
INSTITUTIONAL BUYER.

         EACH  HOLDER OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  ACKNOWLEDGED  AND AGREED  THAT  (I) IT IS (A) A
QUALIFIED  INSTITUTIONAL  BUYER AND IS ACQUIRING  THIS  CERTIFICATE  FOR ITS OWN  INSTITUTIONAL  ACCOUNT OR FOR THE
ACCOUNT OR  ACCOUNTS OF A QUALIFIED  INSTITUTIONAL  BUYER,  OR (B) IT IS NOT A U.S.  PERSON AND IS  ACQUIRING  THIS
CERTIFICATE  OUTSIDE THE UNITED STATES (A "REGULATION S PURCHASER");  (II) IT  UNDERSTANDS THAT THIS CERTIFICATE IS
BEING  TRANSFERRED  TO IT IN A TRANSACTION  NOT INVOLVING ANY PUBLIC  OFFERING  WITHIN THE MEANING OF THE 1933 ACT,
AND THAT, IF IN THE FUTURE IT DECIDES TO RESELL,  PLEDGE OR OTHERWISE  TRANSFER THIS CERTIFICATE,  THIS CERTIFICATE
MAY BE RESOLD,  PLEDGED OR  TRANSFERRED  ONLY IN ACCORDANCE  WITH  APPLICABLE  STATE  SECURITIES  LAWS AND (A) IN A
TRANSACTION  MEETING THE REQUIREMENTS OF RULE 144A, TO A PERSON THAT THE SELLER REASONABLY  BELIEVES IS A QUALIFIED
INSTITUTIONAL  BUYER  THAT  PURCHASES  FOR ITS  OWN  ACCOUNT  (OR  FOR  THE  ACCOUNT  OR  ACCOUNTS  OF A  QUALIFIED
INSTITUTIONAL  BUYER) AND TO WHOM NOTICE IS GIVEN THAT THE RESALE,  PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON
RULE  144A,  OR (B) IN AN  OFFSHORE  TRANSACTION  IN  ACCORDANCE  WITH  RULE 903 OR RULE 904 OF  REGULATION  S; AND
(III) IF THE HOLDER IS A  REGULATION S PURCHASER,  IT  UNDERSTANDS  THAT THIS  CERTIFICATE  HAS NOT AND WILL NOT BE
REGISTERED  UNDER THE 1933 ACT, THAT ANY OFFERS,  SALES OR DELIVERIES OF THIS  CERTIFICATE  IN THE UNITED STATES OR
TO U.S.  PERSONS  PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE CLOSING  DATE MAY  CONSTITUTE  A VIOLATION  OF UNITED
STATES LAW, AND THAT  DISTRIBUTIONS  OF PRINCIPAL  AND INTEREST WILL BE MADE IN RESPECT OF SUCH  CERTIFICATES  ONLY
FOLLOWING  THE  DELIVERY BY THE HOLDER OF A  CERTIFICATION  OF NON-U.S.  BENEFICIAL  OWNERSHIP  OR THE  EXCHANGE OF
BENEFICIAL INTEREST IN TEMPORARY  REGULATION S GLOBAL OFFERED  CERTIFICATES FOR BENEFICIAL INTERESTS IN THE RELATED
PERMANENT  REGULATION S GLOBAL  OFFERED  CERTIFICATES  (WHICH IN EACH CASE WILL ITSELF REQUIRE A  CERTIFICATION  OF
NON-U.S. BENEFICIAL OWNERSHIP), AT THE TIMES AND IN THE MANNER SET FORTH IN THE AGREEMENT.

         THE HOLDER OF THIS CERTIFICATE  DESIRING TO EFFECT ANY TRANSFER,  SALE, PLEDGE OR OTHER DISPOSITION SHALL,
AND BY ACCEPTANCE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE AGREED TO, INDEMNIFY THE TRUSTEE,  THE DEPOSITOR,  THE
MASTER SERVICER AND THE CERTIFICATE  REGISTRAR AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER,  SALE, PLEDGE
OR OTHER  DISPOSITION  IS NOT SO  EXEMPT OR IS NOT MADE IN  ACCORDANCE  WITH SUCH  FEDERAL  AND STATE  LAWS AND THE
AGREEMENT.

         NO TRANSFER OF ANY CLASS SB  CERTIFICATE  SHALL BE MADE UNLESS THE  PROPOSED  TRANSFEREE  OF SUCH CLASS SB
CERTIFICATE  PROVIDES  TO THE TRUSTEE  THE  APPROPRIATE  TAX  CERTIFICATION  FORM  (I.E.,  IRS FORM W-9 OR IRS FORM
W-8BEN,  W-8IMY,  W-8EXP OR W-8ECI,  AS APPLICABLE (OR ANY SUCCESSOR FORM THERETO)) AND AGREES TO UPDATE SUCH FORMS
(I) UPON EXPIRATION OF ANY SUCH FORM, (II) AS REQUIRED UNDER THEN  APPLICABLE U.S.  TREASURY  REGULATIONS AND (III)
PROMPTLY UPON LEARNING THAT SUCH FORM HAS BECOME  OBSOLETE OR  INCORRECT,  AS A CONDITION TO SUCH  TRANSFER.  UNDER
THE AGREEMENT,  UPON RECEIPT OF ANY SUCH TAX CERTIFICATION FORM FROM A TRANSFEREE OF ANY CLASS SB CERTIFICATE,  THE
TRUSTEE  (INCLUDING IN ITS CAPACITY AS  SUPPLEMENTAL  INTEREST TRUST TRUSTEE) SHALL FORWARD SUCH TAX  CERTIFICATION
FORM  PROVIDED TO IT TO THE SWAP  PROVIDER AND THE CORRIDOR  PROVIDER.  EACH HOLDER OF A CLASS SB  CERTIFICATE  AND
EACH  TRANSFEREE  THEREOF SHALL BE DEEMED TO HAVE CONSENTED TO THE TRUSTEE  FORWARDING TO THE SWAP PROVIDER AND THE
CORRIDOR  PROVIDER ANY SUCH TAX  CERTIFICATION  FORM IT HAS PROVIDED AND UPDATED IN ACCORDANCE  WITH THESE TRANSFER
RESTRICTIONS.  ANY PURPORTED  SALES OR TRANSFERS OF ANY CLASS SB CERTIFICATE TO A TRANSFEREE  WHICH DOES NOT COMPLY
WITH THESE REQUIREMENTS SHALL BE DEEMED NULL AND VOID UNDER THE AGREEMENT.

CUSIP: _____________________                                 Certificate No. SB-[__]-1
Date of Pooling and Servicing Agreement                      Percentage Interest: [__]%
and Cut-off Date:  July 1, 2007
First Distribution Date:  August 27, 2007                    Aggregate Initial Notional Balance
                                                             of the Class SB-[_] Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Notional Balance
RESIDENTIAL FUNDING COMPANY, LLC                             of this Class SB-[_] Certificate:
                                                             $___________________________
Maturity Date:
__________ __, 20__

                                  MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                  SERIES 2007-QH7

                  evidencing a percentage interest in the distributions allocable to the
                  Class SB-[_] Certificates with respect to a Trust Fund consisting primarily of a pool of fixed and adjustable interest rate, first lien mortgage loans on one- to four-family residential properties sold by RESIDENTIAL ACCREDIT LOANS
                  INCORPORATED

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in RESIDENTIAL  ACCREDIT LOANS  INCORPORATED,  the Master Servicer,  the Trustee referred to below or GMAC MORTGAGE  GROUP,  LLC or any of their  affiliates.  Neither this  Certificate  nor the  underlying
Mortgage Loans are guaranteed or insured by any governmental  agency or instrumentality or by RESIDENTIAL  ACCREDIT
LOANS INCORPORATED,  the Master Servicer, the Trustee or GMAC MORTGAGE GROUP, LLC or any of their affiliates.  None of the  Depositor,  the  Master  Servicer,  GMAC  MORTGAGE  GROUP,  LLC or any of their  affiliates  will  have any obligation  with  respect  to any  certificate  or other  obligation  secured by or payable  from  payments  on the
Certificates.

         This  certifies  that CEDE & CO. is the  registered  owner of the  Percentage  Interest  evidenced by this
Certificate in certain  distributions with respect to the Trust Fund consisting  primarily of an interest in a pool of adjustable  interest  rate,  first lien mortgage loans on one- to four-family  residential  properties,  sold by
RESIDENTIAL  ACCREDIT LOANS  INCORPORATED  (hereinafter  called the "Depositor,"  which term includes any successor entity  under the  Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling and  Servicing
Agreement dated as specified  above (the  "Agreement")  among the Depositor,  the Master Servicer and Deutsche Bank
Trust Company Americas,  as trustee (the "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined  herein,  the  capitalized  terms used  herein  have the  meanings assigned  in the  Agreement.  This  Certificate  is issued  under  and is  subject  to the  terms,  provisions  and conditions  of the  Agreement,  to which  Agreement  the  Holder of this  Certificate  by virtue of the  acceptance hereof, assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the last Business Day of the month  immediately  preceding the month of such  distribution (the "Record
Date"),  from the  Available  Distribution  Amount in an amount  equal to the  product of the  Percentage  Interest evidenced by this  Certificate  and the amount of interest and  principal,  if any,  required to be  distributed to
Holders of Class SB-[_] Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in St. Paul,  Minnesota.  The Notional Amount of this Class SB-[_]
Certificate as of any date of  determination  will be calculated as described in the Agreement.  This  Class SB-[_]
Certificate  will accrue  interest at the  Pass-Through  Rate on the Notional Amount as indicated in the definition of Accrued  Certificate  Interest in the Agreement.  This Class SB-[_]  Certificate will not accrue interest on its
Certificate Principal Balance.

         Any  Transferee  of this  Certificate  will be deemed to have  represented  by virtue of its  purchase  or holding of this  Certificate (or interest  therein) that either such transferee is not an employee  benefit plan or other plan or  arrangement  subject to the  prohibited  transaction  provisions of the Employee  Retirement  Income
Security  Act of 1974,  as amended  ("ERISA"),  or Section  4975 of the Code or a person  (including  an  insurance company  investing its general  account,  an investment  manager,  a named fiduciary or a trustee of any such plan)
who is using "plan assets" of any such plan to effect such acquisition.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated as Mortgage  Asset-Backed  Pass-Through  Certificates of the Series  specified hereon (herein  collectively  called the "Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the  Depositor,  the Master  Servicer and the
Trustee  with the consent of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this
Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer  at the  offices or agencies  appointed  by the  Trustee in St.  Paul,  Minnesota,  duly  endorsed  by, or accompanied  by an  assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth,  Certificates  are exchangeable  for new  Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the  Master  Servicer,  the  Trustee,  the  Certificate  Registrar  and any  agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master  Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure or deed in lieu of  foreclosure of any Mortgage Loan, and (ii) the  purchase by the Holder of the Class
SB  Certificates  or the Master  Servicer,  as described  in the  Agreement,  from the Trust Fund of all  remaining
Mortgage  Loans and all property  acquired in respect of such Mortgage  Loans or the  Certificates,  in either case thereby effecting early retirement of the Certificates.  The Agreement  permits,  but does not require,  the Holder of the Class SB Certificates or the Master Servicer,  as described in the Agreement,  (i) to  purchase,  at a price determined as provided in the Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any
Mortgage Loan or (ii) to  purchase in whole,  but not in part, all of the  Certificates  from the Holders  thereof, provided,  that any such option may only be exercised if the Stated  Principal  Balance before giving effect to the distributions to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                           CERTIFICATE OF AUTHENTICATION

         This  is  one  of  the  Permanent   Regulation  S  Global  Class SB   Certificates   referred  to  in  the
within-mentioned Agreement.

                                                              DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                    ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please  print or  typewrite  name and address  including  postal zip code of  assignee)  the  beneficial  interest evidenced by the within Trust  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and
Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

                                                              ______________________________________________________
                                                              Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions   shall   be   made,   by   wire   transfer   or   otherwise,    in   immediately    available   fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This  information  is  provided by  ___________________________________,  the  assignee  named  above,  or
______________________________, as its agent

                                                 EXHIBIT ELEVEN-C

                          FORM OF TEMPORARY REGULATION S GLOBAL CLASS SB-[__] CERTIFICATE

         THIS  CERTIFICATE IS A TEMPORARY  REGULATION S GLOBAL  CERTIFICATE  FOR PURPOSES OF REGULATION S UNDER THE
UNITED STATES  SECURITIES  ACT OF 1933,  AS AMENDED (THE "1933 ACT").  NEITHER THIS  TEMPORARY  REGULATION S GLOBAL
CLASS SB  CERTIFICATE  NOR ANY INTEREST  HEREIN MAY BE OFFERED,  SOLD OR DELIVERED,  EXCEPT AS PERMITTED  UNDER THE
POOLING AND SERVICING AGREEMENT.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY,  A
NEW YORK CORPORATION  ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT, AND ANY
CERTIFICATE  ISSUED IS  REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY
PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF  PAYMENT  TO THE  CLASS A  AND  CLASS M  CERTIFICATES  AS
DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE")  COUPLED WITH INTERESTS IN THE SWAP  AGREEMENT,  THE SB-AM SWAP AGREEMENT AND THE
CORRIDOR AGREEMENT.

         TRANSFERS OF THE  CERTIFICATES  MUST GENERALLY BE ACCOMPANIED  BY APPROPRIATE  TAX TRANSFER  DOCUMENTATION
AND ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE AGREEMENT.

         ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR
HOLDING OF THIS  CERTIFICATE (OR INTEREST  THEREIN) THAT SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR OTHER
PLAN OR ARRANGEMENT  SUBJECT TO THE PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT INCOME SECURITY
ACT OF 1974,  AS AMENDED  ("ERISA"),  OR  SECTION  4975 OF THE CODE OR A PERSON  (INCLUDING  AN  INSURANCE  COMPANY
INVESTING ITS GENERAL  ACCOUNT,  AN  INVESTMENT  MANAGER,  A NAMED  FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS
USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION.

         NO TRANSFER OF THIS  CERTIFICATE  OR INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  UNLESS
THAT  TRANSFER  IS MADE  PURSUANT  TO AN  EFFECTIVE  REGISTRATION  STATEMENT  UNDER  THE 1933  ACT,  AND  EFFECTIVE
REGISTRATION OR  QUALIFICATION  UNDER  APPLICABLE  STATE SECURITIES LAWS, OR IS MADE IN A TRANSACTION THAT DOES NOT
REQUIRE  SUCH  REGISTRATION  OR  QUALIFICATION.  FURTHERMORE,  THE  AGREEMENT  PROVIDES  THAT NO  TRANSFER  OF THIS
CERTIFICATE OR INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  EXCEPT  (I) OUTSIDE THE UNITED STATES
TO ENTITIES WHICH ARE NOT U.S.  PERSONS  WITHIN THE MEANING OF REGULATION S UNDER THE 1933 ACT OR (II) IN  RELIANCE
ON RULE 144A UNDER THE 1933 ACT ("RULE  144A") TO A  QUALIFIED  INSTITUTIONAL  BUYER (AS DEFINED IN RULE 144A) THAT
IS  ACQUIRING  THIS  CERTIFICATE  OR INTEREST  HEREIN FOR ITS OWN  ACCOUNT OR FOR THE ACCOUNT OF ANOTHER  QUALIFIED
INSTITUTIONAL BUYER.

         EACH  HOLDER OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  ACKNOWLEDGED  AND AGREED  THAT  (I) IT IS (A) A
QUALIFIED  INSTITUTIONAL  BUYER AND IS ACQUIRING  THIS  CERTIFICATE  FOR ITS OWN  INSTITUTIONAL  ACCOUNT OR FOR THE
ACCOUNT OR  ACCOUNTS OF A QUALIFIED  INSTITUTIONAL  BUYER,  OR (B) IT IS NOT A U.S.  PERSON AND IS  ACQUIRING  THIS
CERTIFICATE  OUTSIDE THE UNITED STATES (A "REGULATION S PURCHASER");  (II) IT  UNDERSTANDS THAT THIS CERTIFICATE IS
BEING  TRANSFERRED  TO IT IN A TRANSACTION  NOT INVOLVING ANY PUBLIC  OFFERING  WITHIN THE MEANING OF THE 1933 ACT,
AND THAT, IF IN THE FUTURE IT DECIDES TO RESELL,  PLEDGE OR OTHERWISE  TRANSFER THIS CERTIFICATE,  THIS CERTIFICATE
MAY BE RESOLD,  PLEDGED OR  TRANSFERRED  ONLY IN ACCORDANCE  WITH  APPLICABLE  STATE  SECURITIES  LAWS AND (A) IN A
TRANSACTION  MEETING THE REQUIREMENTS OF RULE 144A, TO A PERSON THAT THE SELLER REASONABLY  BELIEVES IS A QUALIFIED
INSTITUTIONAL  BUYER  THAT  PURCHASES  FOR ITS  OWN  ACCOUNT  (OR  FOR  THE  ACCOUNT  OR  ACCOUNTS  OF A  QUALIFIED
INSTITUTIONAL  BUYER) AND TO WHOM NOTICE IS GIVEN THAT THE RESALE,  PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON
RULE  144A,  OR (B) IN AN  OFFSHORE  TRANSACTION  IN  ACCORDANCE  WITH  RULE 903 OR RULE 904 OF  REGULATION  S; AND
(III) IF THE HOLDER IS A  REGULATION S PURCHASER,  IT  UNDERSTANDS  THAT THIS  CERTIFICATE  HAS NOT AND WILL NOT BE
REGISTERED  UNDER THE 1933 ACT, THAT ANY OFFERS,  SALES OR DELIVERIES OF THIS  CERTIFICATE  IN THE UNITED STATES OR
TO U.S.  PERSONS  PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE CLOSING  DATE MAY  CONSTITUTE  A VIOLATION  OF UNITED
STATES LAW, AND THAT  DISTRIBUTIONS  OF PRINCIPAL  AND INTEREST WILL BE MADE IN RESPECT OF SUCH  CERTIFICATES  ONLY
FOLLOWING  THE  DELIVERY BY THE HOLDER OF A  CERTIFICATION  OF NON-U.S.  BENEFICIAL  OWNERSHIP  OR THE  EXCHANGE OF
BENEFICIAL INTEREST IN TEMPORARY  REGULATION S GLOBAL OFFERED  CERTIFICATES FOR BENEFICIAL INTERESTS IN THE RELATED
PERMANENT  REGULATION S GLOBAL  OFFERED  CERTIFICATES  (WHICH IN EACH CASE WILL ITSELF REQUIRE A  CERTIFICATION  OF
NON-U.S. BENEFICIAL OWNERSHIP), AT THE TIMES AND IN THE MANNER SET FORTH IN THE AGREEMENT.

         THE HOLDER OF THIS CERTIFICATE  DESIRING TO EFFECT ANY TRANSFER,  SALE, PLEDGE OR OTHER DISPOSITION SHALL,
AND BY ACCEPTANCE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE AGREED TO, INDEMNIFY THE TRUSTEE,  THE DEPOSITOR,  THE
MASTER SERVICER AND THE CERTIFICATE  REGISTRAR AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER,  SALE, PLEDGE
OR OTHER  DISPOSITION  IS NOT SO  EXEMPT OR IS NOT MADE IN  ACCORDANCE  WITH SUCH  FEDERAL  AND STATE  LAWS AND THE
AGREEMENT.

         NO TRANSFER OF ANY CLASS SB  CERTIFICATE  SHALL BE MADE UNLESS THE  PROPOSED  TRANSFEREE  OF SUCH CLASS SB
CERTIFICATE  PROVIDES  TO THE TRUSTEE  THE  APPROPRIATE  TAX  CERTIFICATION  FORM  (I.E.,  IRS FORM W-9 OR IRS FORM
W-8BEN,  W-8IMY,  W-8EXP OR W-8ECI,  AS APPLICABLE (OR ANY SUCCESSOR FORM THERETO)) AND AGREES TO UPDATE SUCH FORMS
(I) UPON EXPIRATION OF ANY SUCH FORM, (II) AS REQUIRED UNDER THEN  APPLICABLE U.S.  TREASURY  REGULATIONS AND (III)
PROMPTLY UPON LEARNING THAT SUCH FORM HAS BECOME  OBSOLETE OR  INCORRECT,  AS A CONDITION TO SUCH  TRANSFER.  UNDER
THE AGREEMENT,  UPON RECEIPT OF ANY SUCH TAX CERTIFICATION FORM FROM A TRANSFEREE OF ANY CLASS SB CERTIFICATE,  THE
TRUSTEE  (INCLUDING IN ITS CAPACITY AS  SUPPLEMENTAL  INTEREST TRUST TRUSTEE) SHALL FORWARD SUCH TAX  CERTIFICATION
FORM  PROVIDED TO IT TO THE SWAP  PROVIDER AND THE CORRIDOR  PROVIDER.  EACH HOLDER OF A CLASS SB  CERTIFICATE  AND
EACH  TRANSFEREE  THEREOF SHALL BE DEEMED TO HAVE CONSENTED TO THE TRUSTEE  FORWARDING TO THE SWAP PROVIDER AND THE
CORRIDOR  PROVIDER ANY SUCH TAX  CERTIFICATION  FORM IT HAS PROVIDED AND UPDATED IN ACCORDANCE  WITH THESE TRANSFER
RESTRICTIONS.  ANY PURPORTED  SALES OR TRANSFERS OF ANY CLASS SB CERTIFICATE TO A TRANSFEREE  WHICH DOES NOT COMPLY
WITH THESE REQUIREMENTS SHALL BE DEEMED NULL AND VOID UNDER THE AGREEMENT.

CUSIP: __________________                                    Certificate No. SB
Date of Pooling and Servicing Agreement                      Percentage Interest: 100.00%
and Cut-off Date:  July 1, 2007
First Distribution Date:  August 27, 2007                    Aggregate Initial Notional Balance
                                                             of the Class SB Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Notional Balance
RESIDENTIAL FUNDING COMPANY, LLC                             of this Class SB Certificate:
                                                             $___________________________
Maturity Date:
__________ __, 20__

                                  MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                  SERIES 2007-QH7

                  evidencing a percentage interest in the distributions allocable to the
                  Class SB Certificates with respect to a Trust Fund consisting primarily of a pool of fixed and adjustable interest rate, first lien mortgage loans mortgage loans on one- to four-family residential properties sold by
                  RESIDENTIAL ACCREDIT LOANS INCORPORATED

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in RESIDENTIAL  ACCREDIT LOANS  INCORPORATED,  the Master Servicer,  the Trustee referred to below or GMAC MORTGAGE  GROUP,  LLC or any of their  affiliates.  Neither this  Certificate  nor the  underlying
Mortgage Loans are guaranteed or insured by any governmental  agency or instrumentality or by RESIDENTIAL  ACCREDIT
LOANS INCORPORATED,  the Master Servicer, the Trustee or GMAC MORTGAGE GROUP, LLC or any of their affiliates.  None of the  Depositor,  the  Master  Servicer,  GMAC  MORTGAGE  GROUP,  LLC or any of their  affiliates  will  have any obligation  with  respect  to any  certificate  or other  obligation  secured by or payable  from  payments  on the
Certificates.

         This  certifies  that CEDE & CO. is the  registered  owner of the  Percentage  Interest  evidenced by this
Certificate in certain  distributions with respect to the Trust Fund consisting  primarily of an interest in a pool of adjustable  interest  rate,  first lien mortgage loans on one- to four-family  residential  properties,  sold by
RESIDENTIAL  ACCREDIT LOANS  INCORPORATED  (hereinafter  called the "Depositor,"  which term includes any successor entity  under the  Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling and  Servicing
Agreement dated as specified  above (the  "Agreement")  among the Depositor,  the Master Servicer and Deutsche Bank
Trust Company Americas,  as trustee (the "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined  herein,  the  capitalized  terms used  herein  have the  meanings assigned  in the  Agreement.  This  Certificate  is issued  under  and is  subject  to the  terms,  provisions  and conditions  of the  Agreement,  to which  Agreement  the  Holder of this  Certificate  by virtue of the  acceptance hereof, assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the Business Day immediately  preceding that  Distribution  Date (the "Record Date"),  from the related
Available  Distribution  Amount in an amount  equal to the product of the  Percentage  Interest  evidenced  by this
Certificate  and the amount of interest and  principal,  if any,  required to be distributed to Holders of Class SB
Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency  appointed by the Trustee for that  purpose in St. Paul,  Minnesota.  The Notional  Amount of this  Class SB
Certificate  as of any date of  determination  will be  calculated  as described in the  Agreement.  This  Class SB
Certificate  will accrue  interest at the  Pass-Through  Rate on the Notional Amount as indicated in the definition of Accrued  Certificate  Interest in the  Agreement.  This  Class SB  Certificate  will not accrue  interest on its
Certificate Principal Balance.

         Any  Transferee  of this  Certificate  will be deemed to have  represented  by virtue of its  purchase  or holding of this  Certificate (or interest  therein) that either such transferee is not an employee  benefit plan or other plan or  arrangement  subject to the  prohibited  transaction  provisions of the Employee  Retirement  Income
Security  Act of 1974,  as amended  ("ERISA"),  or Section  4975 of the Code or a person  (including  an  insurance company  investing its general  account,  an investment  manager,  a named fiduciary or a trustee of any such plan)
who is using "plan assets" of any such plan to effect such acquisition.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated as Mortgage Asset-Backed  Pass-Through  Certificates of the Series specified hereon (herein collectively called the
"Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the  Depositor,  the Master  Servicer and the
Trustee  with the consent of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this
Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer  at the  offices or agencies  appointed  by the  Trustee in St.  Paul,  Minnesota,  duly  endorsed  by, or accompanied  by an  assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth,  Certificates  are exchangeable  for new  Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the  Master  Servicer,  the  Trustee,  the  Certificate  Registrar  and any  agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master  Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure  or deed in lieu of  foreclosure of any Mortgage Loan, and (ii) the purchase by the Holder of the Class
SB  Certificates  or the Master  Servicer,  as described  in the  Agreement,  from the Trust Fund of all  remaining
Mortgage  Loans and all property  acquired in respect of such Mortgage  Loans or the  Certificates,  in either case thereby  effecting early retirement of the  Certificates.  The Agreement  permits,  but does not require the Holder of the Class SB Certificates or the Master  Servicer,  as described in the Agreement,  (i) to purchase,  at a price determined as provided in the Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any
Mortgage Loan or (ii) to  purchase in whole,  but not in part, all of the  Certificates  from the Holders  thereof, provided,  that any such option may only be exercised if the Stated  Principal  Balance before giving effect to the distributions to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated: ____________________

                                           CERTIFICATE OF AUTHENTICATION

         This  is  one  of  the  Temporary   Regulation  S  Global  Class SB   Certificates   referred  to  in  the
within-mentioned Agreement.

                                                              DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                    ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please  print or  typewrite  name and address  including  postal zip code of  assignee)  the  beneficial  interest evidenced by the within Trust  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and
Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

                                                              ______________________________________________________
                                                              Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions   shall   be   made,   by   wire   transfer   or   otherwise,    in   immediately    available   fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This  information  is  provided by  ___________________________________,  the  assignee  named  above,  or
______________________________, as its agent.

                                                  EXHIBIT TWELVE

                                    FORM OF REGULATION S TRANSFEREE CERTIFICATE

_____________________, 20__

Residential Accredit Loans, Inc.                        Residential Funding Company, LLC
8400 Normandale Lake Boulevard                          8400 Normandale Lake Boulevard
Suite 250                                               Suite 250
Minneapolis, Minnesota  55437                           Minneapolis, Minnesota  55437

Deutsche Bank Trust Company Americas
c/o DB Services Tennessee
648 Grassmere Park Road
Nashville, Tennessee 37211-3658
Attention:  Transfer Unit

Re:______Mortgage Asset-Backed Pass-Through Certificates, RALI Series 2007-QH7

Ladies and Gentlemen:

__________________________________  (the  "Purchaser")  intends to purchase from  ___________________________  (the
"Seller") $_____________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through  Certificates,
Series  2007-QH7,  Class SB (the  "Certificates"),  issued pursuant to the Series  Supplement,  dated as of July 1,
2007,  to the  Standard  Terms of Pooling  and  Servicing  Agreement,  dated as of July 1, 2007 (the  "Pooling  and
Servicing  Agreement"),  among  Residential  Accredit  Loans,  Inc., as depositor  (the  "Depositor"),  Residential
Funding Company,  LLC, as master servicer (the "Master  Servicer"),  and Deutsche Bank Trust Company  Americas,  as
trustee  (the  "Trustee").  All terms used herein and not  otherwise  defined  shall have the meanings set forth in the Pooling and  Servicing  Agreement.  The Seller  hereby  certifies,  represents  and warrants to, and  covenants with, the Depositor, the Trustee and the Master Servicer that:

In  connection  with  the  undersigned's   purchase  of  the  Certificates,   the  undersigned  hereby  represents,
acknowledges and agrees as follows:

1._______It is a Person  that is not a "U.S.  person" as  defined in  Regulation  S under the  Securities  Act that purchased the  Certificates  in an Offshore  Transaction  as defined in Regulation S under the  Securities  Act and understands  that  the  sale of the  Certificates  to it is  being  made in  reliance  on the  exemption  from  the registration requirements of the Securities Act provided by Regulation S thereunder; and

2._______(a)  It is not  an  employee  benefit  plan  or  other  plan  or  arrangement  subject  to the  prohibited transaction  provisions  of ERISA or  Section  4975 of the Code,  or any person  (including  an  insurance  company investing its general  account,  an  investment  manager,  a named  fiduciary or a trustee of any such plan) who is using  "plan  assets"  of any such plan to  effect  such  acquisition;  or (b) it has  provided  the  Trustee,  the
Depositor and the Master  Servicer with the Opinion of Counsel  described in Section  5.02(e)(i) of the  Agreement, which shall be acceptable to and in form and substance  satisfactory to the Trustee, the Depositor,  and the Master
Servicer to the effect that the purchase or holding of this  Certificate is permissible  under applicable law, will not  constitute or result in any  nonexempt  prohibited  transaction  under Section 406 of ERISA or Section 4975 of the  Code  (or  comparable  provisions  of any  subsequent  enactments),  and will not  subject  the  Trustee,  the
Depositor,  or the Master  Servicer to any obligation or liability  (including  obligations  or  liabilities  under
ERISA or Section  4975 of the Code) in addition to those  undertaken  in the  Agreement,  which  Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

This certificate and the statements contained herein are made for your benefit.

                                                     [INSERT NAME OF TRANSFEREE]

                                                     By:_________________________
                                                     Name:
                                                     Title:

                                                     Dated:  ______________, 20__

                                                 EXHIBIT THIRTEEN

                                          CORRIDOR AGREEMENT DATED AS OF
                                                   JULY 30, 2007

                                              (PROVIDED UPON REQUEST)